SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 2001.

The U.S. economy showed clear signs of deceleration during the year under review. Gross domestic product (GDP), the country's broadest gauge of economic vibrancy, fell steadily in the latter half of 2000 to a slow, 1.0% annualized pace in the fourth quarter, its weakest reading in more than five years. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half as personal consumption, trade, business expansion and real estate markets waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% throughout most of the reporting period, edged up to 4.2% by period-end. Noting these circumstances, the Fed signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and cut the federal funds target rate from 6.50% to 5.50% by January 31.

CONTENTS

Shareholder Letter .......................................................     1

Fund Reports

  Franklin Arizona Insured Tax-Free Income Fund ..........................     5

  Franklin Florida Insured Tax-Free Income Fund ..........................    10

  Franklin Insured Tax-Free Income Fund ..................................    16

  Franklin Massachusetts Insured Tax-Free Income Fund ....................    24

  Franklin Michigan Insured Tax-Free Income Fund .........................    30

  Franklin Minnesota Insured Tax-Free Income Fund ........................    38

  Franklin Ohio Insured Tax-Free Income Fund .............................    44

Municipal Bond Ratings ...................................................    52

Financial Highlights & Statements of Investments .........................    54

Financial Statements .....................................................   101

Notes to Financial Statements ............................................   109

Independent Auditors' Report .............................................   116

Tax Designation ..........................................................   117

FUND CATEGORY
[PYRAMID GRAPHIC]

Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Equity markets, which entered a somber period of increased volatility and substantial decline, also provided support to bonds as investors grew cautious. As they turned away from plummeting stocks, investors began to show a preference for the relative safety of high-quality, tax-free municipal bonds, helping to drive up municipal bond prices in the face of increased demand. Overall, the yield on the 30-year Treasury bond fell from 6.14% at the beginning of the reporting period, to 5.31% on February 28, 2001, and the 10-year Treasury note declined from 6.41% to 4.90%. The municipal bond market also saw yields decrease, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropping from a yield of 6.17% to 5.40% for the same period.(1) Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise.

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt during the year under review, the nation's municipal bond supply declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(2) Compounding the drop in new issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes among equities and fixed income securities during the year under review. In addition, as the nation realized a large federal budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 104% of a comparable Treasury bond's yield.(2)


1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

2. Source: The Bond Buyer, 1/2/01.

Historically, this ratio is about 90%. Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Overall, municipal issuers' credit quality increased sharply, with municipal bonds receiving credit upgrades outpacing those issued credit downgrades by nearly six to one during 2000.(3) Municipal bonds generally continue to offer high credit quality, favorable after-tax yields and comparatively lower volatility than corporate bonds and many other fixed income investments, and thus may be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we believe slower economic growth, stable municipal bond supply, heightened equity market volatility and solid credit quality of municipal issuers should contribute to the municipal bond market's fundamental strength for the remainder of 2001. A slower-growth economy means the Fed is more likely to lower interest rates in the near future. Because bond prices move in the opposite direction of interest rates, this scenario normally supports bond prices. Additionally, we anticipate that while equity markets remain turbulent, we may see many investors reallocating some of their portfolios and increasing their fixed income investments. Perhaps most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, though, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. We will continue to focus on obtaining the highest possible monthly tax-free income with relative stability of principal. As in the past, we will seek to achieve this through our proven, plain vanilla, buy-and-hold approach to municipal bond investing, while relying on our extensive research capabilities and our portfolio managers' expertise.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

3. Source: Moody's Investors Service, 1/16/01.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[ARIZONA GRAPHIC]

Strong economic growth and larger-than-expected tax receipts have enabled Arizona to greatly improve its finances. This combination has allowed the state to generate budget surpluses in the last few years. Fiscal year 1999 marked the sixth consecutive operating surplus, totaling $387 million, which increased the general fund balance to $818.8 million.(2, 3) This enhanced fiscal condition comes despite substantial income and corporate tax rate cuts. Because the state does not issue general obligation debt, its debt levels are below national levels. At the end of 2000, net tax-supported debt per capita stood at $353, well below the $540 national median.(3)

The state economy continued to expand, as its ongoing shift away from depending on natural resources companies to a more diversified employment base, particularly in the high technology sector, has proven beneficial to the economy. However, wholesale and retail trade and services jobs made up the largest sectors of the economy at the end of 1999, representing 23.7% and 31.5% of total employment.(2) Construction employment has also grown sharply over the past four years, indicating high demand for commercial space.


1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Standard & Poor's(R), RatingsDirect, 9/6/00.

3. Source: Moody's Investors Service, Arizona (State of), 1/24/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 55.

PORTFOLIO BREAKDOWN
Franklin Arizona Insured
Tax-Free Income Fund
2/28/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  22.9%

General Obligation                                                         17.2%

Hospital & Health Care                                                     13.5%

Subject to Government Appropriations                                       12.8%

Housing                                                                    10.7%

Transportation                                                              8.4%

Prerefunded                                                                 7.5%

Higher Education                                                            4.3%

Other Revenue                                                               2.2%

Tax-Supported                                                               0.5%

Arizona's unemployment stood at 3.7% in December 2000, below the national average.(4) This was accomplished in spite of its significant population growth. In the 1990s, the state's population increased 40%, compared with 13% for the U.S.(3)

The state is in an enviable position. Strong population and employment growth are expected to continue and the state should most likely be able to maintain its fiscal self-control, although a national economic slowdown could affect the state.

PORTFOLIO NOTES

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices increase when interest rates fall. Accordingly, Franklin Arizona Insured Tax-Free Income Fund's Class A share price rose from $9.85 per share on February 29, 2000, to $10.70 on February 28, 2001.

The market for insured bonds remained strong as the yield difference between high-grade and more speculative grade bonds continued to be comparatively narrow. Insured municipal bond supply also diminished from its peak in 1998 when more than half of newly issued bonds were insured. In 2000, insurance penetration was only 40% of new issues.(5)

Supply of Arizona bonds in 2000 was $2.43 billion, down 26.6% from 1999, but our dominance in the municipal bond market enabled us to find attractive bonds.(6) We participated in a number of new issues during the reporting period, and increased the Fund's exposure to the utilities industry while reducing our portfolio weighting in hospital and health care bonds. The Fund's purchases included Tucson Water Revenue System and Phoenix Civic Improvement Corp. Wastewater System Revenue bonds.


4. Source: Bureau of Labor Statistics, 2/23/01.

5. Source: The Bond Buyer, 2/28/01.

6. Source: The Bond Buyer, 1/2/01.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 8 shows that at the end of this reporting period, the Fund's distribution rate was 4.37%, based on an annualization of the current 4.07 cent ($0.0407) per share February dividend and the maximum offering price of $11.17 on February 28, 2001. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.64% would need to earn 7.62% from a taxable investment to match the Fund's tax-free distribution rate.

Shareholders of Franklin Arizona Insured Tax-Free Income Fund approved a merger with Franklin Arizona Tax-Free Income Fund, which was completed on March 8, 2001. Franklin Arizona Tax-Free Income Fund is managed with the same conservative, buy-and-hold, income-oriented philosophy. We thank you for your participation in Franklin Arizona Insured Tax-Free Income Fund and look forward to helping you achieve your long-term investment goals as you become shareholders of Franklin Arizona Tax-Free Income Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Insured
Tax-Free Income Fund - Class A
3/1/00-2/28/01

                                                                      DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
March                                                                 4.05 cents

April                                                                 4.05 cents

May                                                                   4.05 cents

June                                                                  4.07 cents

July                                                                  4.07 cents

August                                                                4.07 cents

September                                                             4.07 cents

October                                                               4.07 cents

November                                                              4.07 cents

December                                                              4.07 cents

January                                                               4.07 cents

February                                                              4.07 cents
--------------------------------------------------------------------------------
TOTAL                                                                48.78 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 4.07 cent per share February dividend and the maximum offering price of $11.17 per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Arizona state personal income tax bracket of 42.64%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE           2/28/01        2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.85          $10.70          $9.85
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                          $0.4878

PERFORMANCE

----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS A                                              1-YEAR        5-YEAR      (4/30/93)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                           +13.85%       +32.55%      +58.39%
Average Annual Total Return(2)                        +8.98%        +4.88%       +5.47%
Avg. Ann. Total Return (3/31/01)(3)                   +8.78%        +5.37%       +5.52%
Distribution Rate(4)                       4.37%
Taxable Equivalent Distribution Rate(5)    7.62%
30-Day Standardized Yield(6)               3.95%
Taxable Equivalent Yield(5)                6.89%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

GRAPHIC MATERIAL(1)

The following line graph compares the performance of the Franklin Arizona Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 4/30/93 to 2/28/01.


                                  [LINE GRAPH]


                                   Franklin Arizona
                                   Insured Tax-Free        Lehman Brothers
                                  Income Fund-Class A    Municipal Bond Index(7)    CPI(7)
04/30/1993                       $9,579                  $10,000                   $10,000
05/31/1993               0.70%   $9,646          0.56%   $10,056         0.14%     $10,014
06/30/1993               1.99%   $9,838          1.67%   $10,224         0.14%     $10,028
07/31/1993               0.14%   $9,852          0.13%   $10,237         0.00%     $10,028
08/31/1993               2.22%   $10,070         2.08%   $10,450         0.28%     $10,056
09/30/1993               1.27%   $10,198         1.14%   $10,569         0.21%     $10,077
10/31/1993               0.02%   $10,200         0.19%   $10,589         0.41%     $10,119
11/30/1993              -1.38%   $10,060        -0.88%   $10,496         0.07%     $10,126
12/31/1993               2.89%   $10,350         2.11%   $10,718         0.00%     $10,126
01/31/1994               1.38%   $10,493         1.14%   $10,840         0.27%     $10,153
02/28/1994              -3.20%   $10,157        -2.59%   $10,559         0.34%     $10,187
03/31/1994              -6.14%   $9,534         -4.07%   $10,129         0.34%     $10,222
04/30/1994               0.98%   $9,627          0.85%   $10,215         0.14%     $10,236
05/31/1994               1.01%   $9,724          0.87%   $10,304         0.07%     $10,244
06/30/1994              -1.01%   $9,626         -0.61%   $10,241         0.34%     $10,278
07/31/1994               2.44%   $9,861          1.83%   $10,429         0.27%     $10,306
08/31/1994               0.17%   $9,878          0.35%   $10,465         0.40%     $10,347
09/30/1994              -1.99%   $9,681         -1.47%   $10,312         0.27%     $10,375
10/31/1994              -2.48%   $9,441         -1.78%   $10,128         0.07%     $10,383
11/30/1994              -2.57%   $9,199         -1.81%   $9,945          0.13%     $10,396
12/31/1994               3.21%   $9,494          2.20%   $10,163         0.00%     $10,396
01/31/1995               4.14%   $9,887          2.86%   $10,454         0.40%     $10,438
02/28/1995               3.70%   $10,253         2.91%   $10,758         0.40%     $10,479
03/31/1995               1.43%   $10,399         1.15%   $10,882         0.33%     $10,514
04/30/1995               0.02%   $10,401         0.12%   $10,895         0.33%     $10,549
05/31/1995               3.64%   $10,780         3.19%   $11,243         0.20%     $10,570
06/30/1995              -1.50%   $10,618        -0.87%   $11,145         0.20%     $10,591
07/31/1995               0.57%   $10,679         0.95%   $11,251         0.00%     $10,591
08/31/1995               1.46%   $10,835         1.27%   $11,394         0.26%     $10,618
09/30/1995               0.74%   $10,915         0.63%   $11,465         0.20%     $10,640
10/31/1995               1.67%   $11,097         1.45%   $11,632         0.33%     $10,675
11/30/1995               2.39%   $11,362         1.66%   $11,825        -0.07%     $10,667
12/31/1995               1.28%   $11,508         0.96%   $11,938        -0.07%     $10,660
01/31/1996               0.55%   $11,571         0.76%   $12,029         0.59%     $10,723
02/29/1996              -1.09%   $11,445        -0.68%   $11,947         0.32%     $10,757
03/31/1996               2.57%   $11,739        -1.28%   $11,794         0.52%     $10,813
04/30/1996              -0.31%   $11,703        -0.28%   $11,761         0.39%     $10,855
05/31/1996              -0.09%   $11,692        -0.04%   $11,757         0.19%     $10,876
06/30/1996               1.48%   $11,865         1.09%   $11,885         0.06%     $10,882
07/31/1996               0.84%   $11,965         0.90%   $11,992         0.19%     $10,903
08/31/1996              -0.21%   $11,940        -0.02%   $11,989         0.19%     $10,924
09/30/1996               1.99%   $12,177         1.40%   $12,157         0.32%     $10,959
10/31/1996               1.19%   $12,322         1.13%   $12,294         0.32%     $10,994
11/30/1996               2.01%   $12,570         1.83%   $12,519         0.19%     $11,015
12/31/1996              -0.55%   $12,501        -0.42%   $12,467         0.00%     $11,015
01/31/1997              -4.30%   $11,963         0.19%   $12,491         0.32%     $11,050
02/28/1997               0.92%   $12,073         0.92%   $12,605         0.31%     $11,084
03/31/1997              -1.57%   $11,884        -1.33%   $12,438         0.25%     $11,112
04/30/1997               1.02%   $12,005         0.84%   $12,542         0.12%     $11,125
05/31/1997               1.65%   $12,203         1.51%   $12,732        -0.06%     $11,119
06/30/1997               1.12%   $12,340         1.07%   $12,868         0.12%     $11,132
07/31/1997               3.12%   $12,725         2.77%   $13,224         0.12%     $11,145
08/31/1997              -1.27%   $12,563        -0.94%   $13,100         0.19%     $11,166
09/30/1997               1.20%   $12,714         1.19%   $13,256         0.25%     $11,194
10/31/1997               0.56%   $12,785         0.64%   $13,341         0.25%     $11,222
11/30/1997               0.59%   $12,861         0.59%   $13,419        -0.06%     $11,216
12/31/1997               1.67%   $13,075         1.46%   $13,615        -0.12%     $11,202
01/31/1998               1.09%   $13,218         1.03%   $13,756         0.19%     $11,223
02/28/1998              -0.04%   $13,213         0.03%   $13,760         0.19%     $11,245
03/31/1998               0.16%   $13,234         0.09%   $13,772         0.19%     $11,266
04/30/1998              -0.55%   $13,161        -0.45%   $13,710         0.18%     $11,286
05/31/1998               1.72%   $13,387         1.58%   $13,927         0.18%     $11,307
06/30/1998               0.30%   $13,427         0.39%   $13,981         0.12%     $11,320
07/31/1998               0.36%   $13,476         0.25%   $14,016         0.12%     $11,334
08/31/1998               1.53%   $13,682         1.55%   $14,233         0.12%     $11,347
09/30/1998               1.21%   $13,848         1.25%   $14,411         0.12%     $11,361
10/31/1998              -0.03%   $13,843         0.00%   $14,411         0.24%     $11,388
11/30/1998               0.41%   $13,900         0.35%   $14,462         0.00%     $11,388
12/31/1998               0.02%   $13,903         0.25%   $14,498        -0.06%     $11,381
01/31/1999               0.96%   $14,036         1.19%   $14,670         0.24%     $11,409
02/28/1999              -0.44%   $13,975        -0.44%   $14,606         0.12%     $11,422
03/31/1999               0.27%   $14,012         0.14%   $14,626         0.30%     $11,457
04/30/1999               0.20%   $14,040         0.25%   $14,663         0.73%     $11,540
05/31/1999              -0.77%   $13,932        -0.58%   $14,578         0.00%     $11,540
06/30/1999              -1.66%   $13,701        -1.44%   $14,368         0.00%     $11,540
07/31/1999               0.27%   $13,738         0.36%   $14,420         0.30%     $11,575
08/31/1999              -1.78%   $13,493        -0.80%   $14,304         0.24%     $11,603
09/30/1999              -0.40%   $13,440         0.04%   $14,310         0.48%     $11,658
10/31/1999              -1.80%   $13,198        -1.08%   $14,155         0.18%     $11,679
11/30/1999               1.15%   $13,349         1.06%   $14,305         0.06%     $11,686
12/31/1999              -1.39%   $13,164        -0.75%   $14,198         0.00%     $11,686
01/31/2000              -0.41%   $13,110        -0.44%   $14,136         0.30%     $11,722
02/29/2000               1.63%   $13,324         1.16%   $14,300         0.59%     $11,791
03/31/2000               3.25%   $13,757         2.18%   $14,611         0.82%     $11,887
04/30/2000              -0.89%   $13,634        -0.59%   $14,525         0.06%     $11,895
05/31/2000              -1.34%   $13,451        -0.52%   $14,450         0.12%     $11,909
06/30/2000               2.75%   $13,821         2.65%   $14,833         0.52%     $11,971
07/31/2000               2.20%   $14,125         1.39%   $15,039         0.23%     $11,998
08/31/2000               1.77%   $14,375         1.54%   $15,270         0.00%     $11,998
09/30/2000              -1.08%   $14,220        -0.52%   $15,191         0.52%     $12,061
10/31/2000               1.01%   $14,364         1.09%   $15,357         0.17%     $12,081
11/30/2000               0.97%   $14,503         0.76%   $15,473         0.06%     $12,088
12/31/2000               3.46%   $15,005         2.47%   $15,855        -0.06%     $12,081
01/31/2001               0.78%   $15,122         0.99%   $16,012         0.63%     $12,157
02/28/2001               0.35%   $15,171         0.32%   $16,064         0.40%     $12,206

Total Return                     51.71%                   60.64%                    22.06%

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.(1) In addition, the Fund's shares are free from Florida's annual intangibles tax.
--------------------------------------------------------------------------------

STATE UPDATE

[FLORIDA GRAPHIC]

Growth in population, employment and income helped keep Florida's service-based economy stable. Its climate, natural resources and favorable tax environment all combine in this well-located southeastern state to promote healthy economic performance. In fact, an October 2000 meeting of the Revenue Estimating Conference increased earlier estimates for fiscal years 2001 through 2010, to about 3% growth, on average. Although growth rates remain modest, fiscal year 2001 has a projected 6% growth rate.(2)

Regarding the state's tax system, recently passed legislation is expected to have only a minor negative impact on revenues. A revised telecommunications tax requires new state and local tax rates to be decided and approved during the legislative session this year. Other tax law changes include reductions in intangibles taxes, motor fuel taxes and beverage taxes. However, Florida experienced growth in alternative revenue sources, particularly sales tax. An important and pending issue is how Florida's taxation of Internet commerce will evolve.


1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Moody's Investors Service, 1/5/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 58.

Despite Florida's narrow tax base, relying on sales tax for 60% of its revenue, annual deposits to its Budget Stabilization Fund strengthened the state's finances. The fund totaled $894 million at the end of fiscal year 2001, which meets the minimum fund level requirement of 5% of General Fund revenues.(2)

Additionally, the state continued to experience steady job growth. In particular, tourism, a primary driver of Florida's economy, is expected to continue its growth in fiscal year 2001, although a pronounced economic downturn could adversely affect this expectation. Overall, the job rate experienced an average annual increase of 1.8% during the 1990-2000 decade.(3) At the close of 2000, the state's unemployment rate was just 3.6%, below the national rate of 4.0%.(4)

Even with the state's dependence on sales tax, and its sensitivity to economic cycles, the growing Budget Stabilization Fund balance demonstrates Florida's efforts to create buffers against possible economic volatility. Looking ahead, the combination of above-average financial reserves, responsible financial management and consistent economic growth prospects should maintain Florida's favorable credit outlook.

PORTFOLIO NOTES

Generally declining interest rates over the 12-month reporting period benefited the municipal bond market, as bond prices increase when interest rates fall. Accordingly, Franklin Florida Insured Tax-Free Income Fund's Class A share price rose from $9.61 on February 29, 2000, to $10.36 on February 28, 2001.

The Fund sought to take advantage of the few instances when market rates trended upward during the period to improve the portfolio's structure and call protection, and increase the Fund's income-earning potential. We swapped municipal bonds

PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities*                                                              31.7%

Other Revenue                                                           14.1%

Tax-Supported                                                           10.3%

Housing                                                                  8.2%

Prerefunded                                                              8.1%

Subject to Government Appropriations                                     8.1%

Transportation                                                           8.0%

Hospital & Health Care                                                   6.5%

Higher Education                                                         3.2%

General Obligation                                                       1.8%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project would likely affect all similar projects, thereby increasing market risk.


3. Source: Standard & Poor's, RatingsDirect, 1/31/01.

4. Source: Bureau of Labor Statistics, 2/20/01.

DIVIDEND DISTRIBUTIONS*
Franklin Florida
Insured
Tax-Free Income Fund - Class A
3/1/00-2/28/01

                                                                        DIVIDEND
MONTH                                                                PER SHARE
--------------------------------------------------------------------------------
March                                                                4.01 cents

April                                                                4.01 cents

May                                                                  4.01 cents

June                                                                 4.03 cents

July                                                                 4.03 cents

August                                                               4.03 cents

September                                                            4.05 cents

October                                                              4.05 cents

November                                                             4.05 cents

December                                                             4.05 cents

January                                                              4.05 cents

February                                                             4.05 cents
--------------------------------------------------------------------------------
TOTAL                                                               48.42 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

with shorter call protection and lower booked yields for those with extended maturities at current coupon rates and longer call protection. With these strategies in mind, we sold Puerto Rico Public Finance Corp., Okeechobee Utility Authority System, Port Orange Water and Sewer, and Tampa Sports Authority - Tourist Development revenue bonds during the reporting period. Purchases included Hillsborough County School Board COP; Orange County Tourist Development Tax Revenue; St. Augustine Public Service Tax and Guaranteed Entitlement Revenue; Palm Beach County Individual Development Revenue - South Florida Fair Project; and Pinellas County Health Facilities Authority Revenue - Baycare Health System bonds. Our strategies also enabled the Fund to increase its Class A dividend distribution to shareholders during the period, from 4.01 cents per share in March 2000, to 4.05 cents per share in February 2001.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 14 shows that at the end of this reporting period, the Fund's distribution rate was 4.49%, based on an annualization of the current 4.05 cent ($0.0405) per share dividend and the maximum offering price of $10.82 on February 28, 2001. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 7.43% from a taxable investment to match the Fund's tax-free distribution rate.

Supply of Florida bonds in 2000 was $10.64 billion, down 8.3% from 1999.(5) We expect supply to remain stable in 2001. This low level of supply, combined with strong retail demand for Florida municipal bonds, is expected to help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. Of course, we will make all investment decisions within the guiding principles of tax-free income and conservative asset management.


5. Source: The Bond Buyer, 1/2/01.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 4.05 cent per share current monthly dividend and the maximum offering price of $10.82 per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                      CHANGE            2/28/01        2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)         +$0.75            $10.36         $9.61
DISTRIBUTIONS
(3/1/00-2/28/01)
Dividend Income              $0.4842

PERFORMANCE

                                                                       INCEPTION
CLASS A                                     1-YEAR        5-YEAR       (4/30/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +13.10%       +32.79%       +53.51%
Average Annual Total Return(2)               +8.26%        +4.93%        +5.05%
Avg. Ann. Total Return (3/31/01)(3)          +6.24%        +4.59%        +5.11%


Distribution Rate(4)                 4.49%
Taxable Equivalent                   7.43%
Distribution Rate(5)
30-Day Standardized Yield(6)         4.01%
Taxable Equivalent Yield(5)          6.64%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR
HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

GRAPHIC MATERIAL(2)

CLASS A (4/30/93-2/28/01)


                                  [LINE GRAPH]

The following line graph compares the performance of the Franklin Florida Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 4/30/93 to 2/28/01.

                                         Franklin Florida
                                         Insured Tax-Free             Lehman Brothers
                                        Income Fund-Class A        Municipal Bond Index(7)     CPI
04/30/1993                              $9,579                     $10,000                   $10,000
05/31/1993                -0.30%        $9,550        0.56%        $10,056         0.14%     $10,014
06/30/1993                 1.60%        $9,703        1.67%        $10,224         0.14%     $10,028
07/31/1993                 0.34%        $9,736        0.13%        $10,237         0.00%     $10,028
08/31/1993                 2.07%        $9,938        2.08%        $10,450         0.28%     $10,056
09/30/1993                 1.02%       $10,039        1.14%        $10,569         0.21%     $10,077
10/31/1993                 0.33%       $10,072        0.19%        $10,589         0.41%     $10,119
11/30/1993                -1.48%        $9,923       -0.88%        $10,496         0.07%     $10,126
12/31/1993                 3.02%       $10,223        2.11%        $10,718         0.00%     $10,126
01/31/1994                 1.10%       $10,335        1.14%        $10,840         0.27%     $10,153
02/28/1994                -3.64%        $9,959       -2.59%        $10,559         0.34%     $10,187
03/31/1994                -6.38%        $9,324       -4.07%        $10,129         0.34%     $10,222
04/30/1994                 0.78%        $9,396        0.85%        $10,215         0.14%     $10,236
05/31/1994                 0.70%        $9,462        0.87%        $10,304         0.07%     $10,244
06/30/1994                -0.94%        $9,373       -0.61%        $10,241         0.34%     $10,278
07/31/1994                 2.93%        $9,648        1.83%        $10,429         0.27%     $10,306
08/31/1994                -0.67%        $9,583        0.35%        $10,465         0.40%     $10,347
09/30/1994                -2.07%        $9,385       -1.47%        $10,312         0.27%     $10,375
10/31/1994                -3.33%        $9,072       -1.78%        $10,128         0.07%     $10,383
11/30/1994                -2.36%        $8,858       -1.81%         $9,945         0.13%     $10,396
12/31/1994                 4.02%        $9,214        2.20%        $10,163         0.00%     $10,396
01/31/1995                 4.36%        $9,616        2.86%        $10,454         0.40%     $10,438
02/28/1995                 3.79%        $9,980        2.91%        $10,758         0.40%     $10,479
03/31/1995                 0.93%       $10,073        1.15%        $10,882         0.33%     $10,514
04/30/1995                 0.11%       $10,084        0.12%        $10,895         0.33%     $10,549
05/31/1995                 3.73%       $10,460        3.19%        $11,243         0.20%     $10,570
06/30/1995                -1.47%       $10,307       -0.87%        $11,145         0.20%     $10,591
07/31/1995                 0.67%       $10,376        0.95%        $11,251         0.00%     $10,591
08/31/1995                 1.27%       $10,508        1.27%        $11,394         0.26%     $10,618
09/30/1995                 0.75%       $10,586        0.63%        $11,465         0.20%     $10,640
10/31/1995                 1.91%       $10,789        1.45%        $11,632         0.33%     $10,675
11/30/1995                 2.14%       $11,019        1.66%        $11,825        -0.07%     $10,667
12/31/1995                 1.40%       $11,174        0.96%        $11,938        -0.07%     $10,660
01/31/1996                 0.25%       $11,202        0.76%        $12,029         0.59%     $10,723
02/29/1996                -1.14%       $11,074       -0.68%        $11,947         0.32%     $10,757
03/31/1996                 2.53%       $11,354       -1.28%        $11,794         0.52%     $10,813
04/30/1996                -0.43%       $11,305       -0.28%        $11,761         0.39%     $10,855
05/31/1996                 0.08%       $11,314       -0.04%        $11,757         0.19%     $10,876
06/30/1996                 1.41%       $11,474        1.09%        $11,885         0.06%     $10,882
07/31/1996                 1.05%       $11,594        0.90%        $11,992         0.19%     $10,903
08/31/1996                -0.14%       $11,578       -0.02%        $11,989         0.19%     $10,924
09/30/1996                 2.03%       $11,813        1.40%        $12,157         0.32%     $10,959
10/31/1996                 0.82%       $11,910        1.13%        $12,294         0.32%     $10,994
11/30/1996                 1.87%       $12,133        1.83%        $12,519         0.19%     $11,015
12/31/1996                -0.59%       $12,061       -0.42%        $12,467         0.00%     $11,015
01/31/1997                -4.47%       $11,522        0.19%        $12,491         0.32%     $11,050
02/28/1997                 1.03%       $11,641        0.92%        $12,605         0.31%     $11,084
03/31/1997                -1.65%       $11,449       -1.33%        $12,438         0.25%     $11,112
04/30/1997                 1.04%       $11,568        0.84%        $12,542         0.12%     $11,125
05/31/1997                 1.49%       $11,740        1.51%        $12,732        -0.06%     $11,119
06/30/1997                 1.15%       $11,875        1.07%        $12,868         0.12%     $11,132
07/31/1997                 3.32%       $12,269        2.77%        $13,224         0.12%     $11,145
08/31/1997                -1.14%       $12,129       -0.94%        $13,100         0.19%     $11,166
09/30/1997                 1.13%       $12,266        1.19%        $13,256         0.25%     $11,194
10/31/1997                 0.95%       $12,383        0.64%        $13,341         0.25%     $11,222
11/30/1997                 0.69%       $12,468        0.59%        $13,419        -0.06%     $11,216
12/31/1997                 1.61%       $12,669        1.46%        $13,615        -0.12%     $11,202
01/31/1998                 1.10%       $12,809        1.03%        $13,756         0.19%     $11,223
02/28/1998                -0.06%       $12,801        0.03%        $13,760         0.19%     $11,245
03/31/1998                 0.15%       $12,820        0.09%        $13,772         0.19%     $11,266
04/30/1998                -0.29%       $12,783       -0.45%        $13,710         0.18%     $11,286
05/31/1998                 1.37%       $12,958        1.58%        $13,927         0.18%     $11,307
06/30/1998                 0.40%       $13,010        0.39%        $13,981         0.12%     $11,320
07/31/1998                 0.45%       $13,068        0.25%        $14,016         0.12%     $11,334
08/31/1998                 1.47%       $13,260        1.55%        $14,233         0.12%     $11,347
09/30/1998                 0.95%       $13,386        1.25%        $14,411         0.12%     $11,361
10/31/1998                 0.15%       $13,407        0.00%        $14,411         0.24%     $11,388
11/30/1998                 0.70%       $13,500        0.35%        $14,462         0.00%     $11,388
12/31/1998                 0.11%       $13,515        0.25%        $14,498        -0.06%     $11,381
01/31/1999                 0.88%       $13,634        1.19%        $14,670         0.24%     $11,409
02/28/1999                -0.46%       $13,571       -0.44%        $14,606         0.12%     $11,422
03/31/1999                 0.26%       $13,607        0.14%        $14,626         0.30%     $11,457
04/30/1999                 0.10%       $13,620        0.25%        $14,663         0.73%     $11,540
05/31/1999                -0.61%       $13,537       -0.58%        $14,578         0.00%     $11,540
06/30/1999                -1.52%       $13,331       -1.44%        $14,368         0.00%     $11,540
07/31/1999                 0.17%       $13,354        0.36%        $14,420         0.30%     $11,575
08/31/1999                -1.35%       $13,174       -0.80%        $14,304         0.24%     $11,603
09/30/1999                -0.52%       $13,105        0.04%        $14,310         0.48%     $11,658
10/31/1999                -1.75%       $12,876       -1.08%        $14,155         0.18%     $11,679
11/30/1999                 1.07%       $13,014        1.06%        $14,305         0.06%     $11,686
12/31/1999                -0.92%       $12,894       -0.75%        $14,198         0.00%     $11,686
01/31/2000                -0.53%       $12,826       -0.44%        $14,136         0.30%     $11,722
02/29/2000                 1.35%       $12,999        1.16%        $14,300         0.59%     $11,791
03/31/2000                 2.80%       $13,363        2.18%        $14,611         0.82%     $11,887
04/30/2000                -0.92%       $13,240       -0.59%        $14,525         0.06%     $11,895
05/31/2000                -0.98%       $13,110       -0.52%        $14,450         0.12%     $11,909
06/30/2000                 3.13%       $13,520        2.65%        $14,833         0.52%     $11,971
07/31/2000                 1.73%       $13,754        1.39%        $15,039         0.23%     $11,998
08/31/2000                 1.51%       $13,962        1.54%        $15,270         0.00%     $11,998
09/30/2000                -0.92%       $13,834       -0.52%        $15,191         0.52%     $12,061
10/31/2000                 1.34%       $14,019        1.09%        $15,357         0.17%     $12,081
11/30/2000                 0.99%       $14,158        0.76%        $15,473         0.06%     $12,088
12/31/2000                 3.05%       $14,590        2.47%        $15,855        -0.06%     $12,081
01/31/2001                 0.22%       $14,622        0.99%        $16,012         0.63%     $12,157
02/28/2001                 0.55%       $14,704        0.32%        $16,064         0.40%     $12,206

Total Return                            47.04%                      60.64%                    22.06%

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN INSURED TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)
--------------------------------------------------------------------------------

WHAT IS A PREREFUNDED BOND? When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the Fund's call protection and protect its share value.


PORTFOLIO NOTES

The municipal bond market performed well during the period as investors turned to municipal bonds following signs of a weakening economy and generally declining long-term interest rates. Acting on recent economic releases that appear to indicate that the economy has slowed, the Federal Reserve Board reduced the federal funds target rate twice in January, bringing it to 5.50%. Accordingly, the yield on the benchmark 30-year Treasury bond decreased from 6.14% on February 29, 2000, to 5.31% on February 28, 2001. The municipal bond market generally trended with the 30-year Treasury bond and saw yields decrease, as reflected by the Bond Buyer Municipal Bond Index's yield decline from 6.17% to 5.40% during the Fund's fiscal year.(2)

The market for insured bonds remained strong as the yield spreads between high-grade and more speculative grade bonds continued to be comparatively narrow. Insured municipal bond supply also diminished from its peak in 1998 when more than half of newly issued bonds were insured. In 2000, insurance penetration was only 40% of new issues.(2) As the four major municipal bond insurers continually assess their business models and price their products accordingly, we expect insurance penetration to continue near the levels we have seen so far this year, which we feel should benefit Franklin Insured Tax-Free Income Fund, in terms of supply and demand.

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

      The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2.    Source: The Bond Buyer, 2/28/01.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 62.

The Fund focused primarily on increasing its position in specialty state bonds because of their narrower-than-usual spreads to general national market bonds. Specialty state bonds generally trade at lower yields than those of other states due to supply and demand characteristics and credit quality. As the market stabilizes and investors return to the municipal bond market, we believe yield ratios should return to historical levels, with a corresponding benefit for specialty state securities. We also sought to take advantage of volatility and rising interest rates early in the period by reducing our exposure to prerefunded bonds while increasing our holdings of insured hospital bonds. Hospital bonds fell out of favor recently, creating opportunities to purchase AAA insured hospital issues at what we felt were advantageous price levels. The Fund also increased its weightings in utility bonds. We made most purchases in the new-issue market as issuers and underwriters priced deals attractively in their efforts to solicit institutional investors' interest. Purchases during the 12 months under review included Sauk Rapids ISD; Atlanta Airport Facilities Revenue; Houston Water and Sewer System Revenue; Allegheny County Hospital Development Authority Revenue; and New York City Municipal Water Finance Authority Water and Sewer System Revenue bonds.

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution in December and again in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 20 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.80%, based on an annualization of the current 5.00 cent ($0.0500) per share dividend and the

PORTFOLIO BREAKDOWN
Franklin Insured
Tax-Free Income Fund
2/28/01

                                                                 % OF TOTAL
                                                                  LONG-TERM
                                                                 INVESTMENTS
-------------------------------------------------------------------------------
Hospital & Health Care*                                             27.6%

Utilities                                                           20.3%

Prerefunded                                                         18.1%

Transportation                                                       8.2%

General Obligation                                                   8.0%

Higher Education                                                     5.7%

Subject to Government Appropriations                                 3.5%

Housing                                                              3.4%

Tax-Supported                                                        2.8%

Other Revenue                                                        1.5%

Corporate-Backed                                                     0.9%


* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital & health care. A change that affects one project would likely affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/00-2/28/01

                                                      DIVIDEND PER SHARE
MONTH                             CLASS A          CLASS B           CLASS C
--------------------------------------------------------------------------------
March                           5.05 cents       4.53 cents        4.53 cents
April                           5.05 cents       4.53 cents        4.53 cents
May                             5.05 cents       4.53 cents        4.53 cents
June                            5.08 cents       4.51 cents        4.54 cents
July                            5.08 cents       4.51 cents        4.54 cents
August                          5.08 cents       4.51 cents        4.54 cents
September                       5.08 cents       4.54 cents        4.54 cents
October                         5.08 cents       4.54 cents        4.54 cents
November                        5.08 cents       4.54 cents        4.54 cents
December                        5.05 cents       4.49 cents        4.50 cents
January                         5.05 cents       4.49 cents        4.50 cents
February                        5.05 cents       4.49 cents        4.50 cents
================================================================================
TOTAL                          60.78 CENTS      54.21 CENTS       54.33 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


maximum offering price of $12.51 on February 28, 2001. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 7.95% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we believe municipal bonds should continue to benefit from further interest rate declines and prolonged stock market volatility. As fixed income investors return to the market, we feel it will be difficult to find after-tax yields comparable to those of municipal bonds, especially when considering the credit quality offered by the asset class. Municipal bond prices should also benefit from the reduction in supply and considerable demand that we have seen in 2000 and so far this year. As always, we intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.74          $11.98      $11.24
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                            $0.6078

CLASS B                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.76          $12.00      $11.24
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                            $0.5421

CLASS C                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.74          $12.05      $11.31
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                            $0.5433

PERFORMANCE

CLASS A                                                 1-YEAR       5-YEAR    10-YEAR
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +12.24%      +30.20%    +90.18%
Average Annual Total Return(2)                          +7.46%       +4.52%     +6.17%
Avg. Ann. Total Return (3/31/01)(3)                     +5.75%       +4.87%     +6.21%

Distribution Rate(4)                       4.80%
Taxable Equivalent Distribution Rate(5)    7.95%
30-Day Standardized Yield(6)               4.13%
Taxable Equivalent Yield(5)                6.84%

                                                                              INCEPTION
CLASS B                                                             1-YEAR     (2/1/00)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                                          +11.80%    +13.26%
Average Annual Total Return(2)                                       +7.80%     +8.57%
Avg. Ann. Total Return (3/31/01)(3)                                  +6.10%     +8.67%

Distribution Rate(4)                       4.41%
Taxable Equivalent Distribution Rate(5)    7.30%
30-Day Standardized Yield(6)               3.74%
Taxable Equivalent Yield(5)                6.19%

                                                                              INCEPTION
CLASS C                                                1-YEAR        5-YEAR    (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +11.55%      +26.74%    +36.03%
Average Annual Total Return(2)                          +9.49%       +4.65%     +5.24%
Avg. Ann. Total Return (3/31/01)(3)                     +7.75%       +5.03%     +5.30%

Distribution Rate(4)                       4.35%
Taxable Equivalent Distribution Rate(5)    7.20%
30-Day Standardized Yield(6)               3.72%
Taxable Equivalent Yield(5)                6.16%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the 2000 maximum federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                          21

FRANKLIN INSURED TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                2/28/01
-------------------------------------------------------------------------------
1-Year                                                                 +7.46%

5-Year                                                                 +4.52%

10-Year                                                                +6.17%

GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 3/1/91 to 2/28/01.

  Date                  Franklin Insured             Lehman Brothers           CPI
                         Tax-Free Income             Municipal Bond
                          Fund-Class A                     Index
------------------------------------------------------------------------------------
  03/01/1991                  $9,571               $10,000                   $10,000
  03/31/1991       0.39%      $9,608       0.03%   $10,003         0.15%     $10,015
  04/30/1991       1.44%      $9,747       1.34%   $10,137         0.15%     $10,030
  05/31/1991       0.65%      $9,810       0.89%   $10,227         0.30%     $10,060
  06/30/1991      -0.05%      $9,805      -0.10%   $10,217         0.29%     $10,089
  07/31/1991       1.35%      $9,938       1.22%   $10,342         0.15%     $10,104
  08/31/1991       0.82%     $10,019       1.32%   $10,478         0.29%     $10,134
  09/30/1991       1.34%     $10,153       1.30%   $10,614         0.44%     $10,178
  10/31/1991       0.64%     $10,218       0.90%   $10,710         0.15%     $10,194
  11/30/1991      -0.05%     $10,213       0.28%   $10,740         0.29%     $10,223
  12/31/1991       2.03%     $10,420       2.15%   $10,971         0.07%     $10,230
  01/31/1992       0.55%     $10,478       0.23%   $10,996         0.15%     $10,246
  02/29/1992       0.12%     $10,490       0.03%   $10,999         0.36%     $10,283
  03/31/1992       0.32%     $10,524       0.03%   $11,003         0.51%     $10,335
  04/30/1992       0.78%     $10,606       0.89%   $11,101         0.14%     $10,349
  05/31/1992       1.47%     $10,762       1.18%   $11,232         0.14%     $10,364
  06/30/1992       1.30%     $10,902       1.68%   $11,420         0.36%     $10,401
  07/31/1992       3.66%     $11,301       3.00%   $11,763         0.21%     $10,423
  08/31/1992      -1.36%     $11,147      -0.97%   $11,649         0.28%     $10,452
  09/30/1992       0.15%     $11,164       0.65%   $11,724         0.28%     $10,482
  10/31/1992      -1.64%     $10,981      -0.98%   $11,610         0.35%     $10,518
  11/30/1992       2.42%     $11,246       1.79%   $11,817         0.14%     $10,533
  12/31/1992       1.35%     $11,398       1.02%   $11,938        -0.07%     $10,526
  01/31/1993       1.32%     $11,549       1.16%   $12,076         0.49%     $10,577
  02/28/1993       2.84%     $11,877       3.62%   $12,514         0.35%     $10,614
  03/31/1993      -0.54%     $11,813      -1.06%   $12,381         0.35%     $10,651
  04/30/1993       0.68%     $11,893       1.01%   $12,506         0.28%     $10,681
  05/31/1993       0.38%     $11,938       0.56%   $12,576         0.14%     $10,696
  06/30/1993       1.72%     $12,143       1.67%   $12,786         0.14%     $10,711
  07/31/1993       0.17%     $12,164       0.13%   $12,803         0.00%     $10,711
  08/31/1993       2.05%     $12,413       2.08%   $13,069         0.28%     $10,741
  09/30/1993       1.09%     $12,549       1.14%   $13,218         0.21%     $10,764
  10/31/1993       0.13%     $12,565       0.19%   $13,243         0.41%     $10,808
  11/30/1993      -0.31%     $12,526      -0.88%   $13,127         0.07%     $10,815
  12/31/1993       1.79%     $12,750       2.11%   $13,403         0.00%     $10,815
  01/31/1994       0.95%     $12,871       1.14%   $13,556         0.27%     $10,845
  02/28/1994      -2.02%     $12,611      -2.59%   $13,205         0.34%     $10,881
  03/31/1994      -3.17%     $12,212      -4.07%   $12,668         0.34%     $10,918
  04/30/1994       0.41%     $12,262       0.85%   $12,775         0.14%     $10,934
  05/31/1994       0.69%     $12,346       0.87%   $12,887         0.07%     $10,941
  06/30/1994      -0.36%     $12,302      -0.61%   $12,808         0.34%     $10,979
  07/31/1994       1.58%     $12,496       1.83%   $13,042         0.27%     $11,008
  08/31/1994       0.27%     $12,530       0.35%   $13,088         0.40%     $11,052
  09/30/1994      -0.92%     $12,415      -1.47%   $12,896         0.27%     $11,082
  10/31/1994      -1.28%     $12,256      -1.78%   $12,666         0.07%     $11,090
  11/30/1994      -1.68%     $12,050      -1.81%   $12,437         0.13%     $11,104
  12/31/1994       2.01%     $12,292       2.20%   $12,710         0.00%     $11,104
  01/31/1995       2.35%     $12,581       2.86%   $13,074         0.40%     $11,149
  02/28/1995       2.31%     $12,872       2.91%   $13,454         0.40%     $11,193
  03/31/1995       0.87%     $12,984       1.15%   $13,609         0.33%     $11,230
  04/30/1995       0.20%     $13,010       0.12%   $13,625         0.33%     $11,267
  05/31/1995       2.27%     $13,305       3.19%   $14,060         0.20%     $11,290
  06/30/1995      -0.48%     $13,241      -0.87%   $13,938         0.20%     $11,312
  07/31/1995       0.50%     $13,307       0.95%   $14,070         0.00%     $11,312
  08/31/1995       0.89%     $13,426       1.27%   $14,249         0.26%     $11,342
  09/30/1995       0.47%     $13,489       0.63%   $14,339         0.20%     $11,364
  10/31/1995       1.26%     $13,659       1.45%   $14,547         0.33%     $11,402
  11/30/1995       1.37%     $13,846       1.66%   $14,788        -0.07%     $11,394
  12/31/1995       0.86%     $13,965       0.96%   $14,930        -0.07%     $11,386
  01/31/1996       0.58%     $14,046       0.76%   $15,043         0.59%     $11,453
  02/29/1996      -0.41%     $13,988      -0.68%   $14,941         0.32%     $11,490
  03/31/1996      -1.00%     $13,848      -1.28%   $14,750         0.52%     $11,550
  04/30/1996      -0.26%     $13,812      -0.28%   $14,709         0.39%     $11,595
  05/31/1996       0.19%     $13,839      -0.04%   $14,703         0.19%     $11,617
  06/30/1996       0.96%     $13,972       1.09%   $14,863         0.06%     $11,624
  07/31/1996       0.67%     $14,065       0.90%   $14,997         0.19%     $11,646
  08/31/1996       0.15%     $14,086      -0.02%   $14,994         0.19%     $11,668
  09/30/1996       1.24%     $14,261       1.40%   $15,204         0.32%     $11,705
  10/31/1996       0.88%     $14,386       1.13%   $15,375         0.32%     $11,743
  11/30/1996       1.37%     $14,584       1.83%   $15,657         0.19%     $11,765
  12/31/1996      -0.24%     $14,549      -0.42%   $15,591         0.00%     $11,765
  01/31/1997       0.13%     $14,567       0.19%   $15,621         0.32%     $11,803
  02/28/1997       0.71%     $14,671       0.92%   $15,764         0.31%     $11,839
  03/31/1997      -0.92%     $14,536      -1.33%   $15,555         0.25%     $11,869
  04/30/1997       0.70%     $14,638       0.84%   $15,685         0.12%     $11,883
  05/31/1997       1.17%     $14,809       1.51%   $15,922        -0.06%     $11,876
  06/30/1997       0.89%     $14,941       1.07%   $16,093         0.12%     $11,890
  07/31/1997       2.35%     $15,292       2.77%   $16,538         0.12%     $11,904
  08/31/1997      -0.86%     $15,160      -0.94%   $16,383         0.19%     $11,927
  09/30/1997       1.03%     $15,316       1.19%   $16,578         0.25%     $11,957
  10/31/1997       0.64%     $15,414       0.64%   $16,684         0.25%     $11,987
  11/30/1997       0.66%     $15,516       0.59%   $16,782        -0.06%     $11,980
  12/31/1997       1.38%     $15,730       1.46%   $17,027        -0.12%     $11,965
  01/31/1998       0.86%     $15,866       1.03%   $17,203         0.19%     $11,988
  02/28/1998      -0.04%     $15,859       0.03%   $17,208         0.19%     $12,011
  03/31/1998       0.23%     $15,896       0.09%   $17,223         0.19%     $12,033
  04/30/1998      -0.31%     $15,846      -0.45%   $17,146         0.18%     $12,055
  05/31/1998       1.42%     $16,072       1.58%   $17,417         0.18%     $12,077
  06/30/1998       0.48%     $16,149       0.39%   $17,485         0.12%     $12,091
  07/31/1998       0.31%     $16,199       0.25%   $17,528         0.12%     $12,106
  08/31/1998       1.34%     $16,416       1.55%   $17,800         0.12%     $12,120
  09/30/1998       1.13%     $16,601       1.25%   $18,023         0.12%     $12,135
  10/31/1998       0.05%     $16,610       0.00%   $18,023         0.24%     $12,164
  11/30/1998       0.35%     $16,668       0.35%   $18,086         0.00%     $12,164
  12/31/1998       0.10%     $16,684       0.25%   $18,131        -0.06%     $12,157
  01/31/1999       0.91%     $16,836       1.19%   $18,347         0.24%     $12,186
  02/28/1999      -0.40%     $16,769      -0.44%   $18,266         0.12%     $12,201
  03/31/1999       0.32%     $16,823       0.14%   $18,292         0.30%     $12,237
  04/30/1999       0.17%     $16,851       0.25%   $18,337         0.73%     $12,326
  05/31/1999      -0.53%     $16,762      -0.58%   $18,231         0.00%     $12,326
  06/30/1999      -1.29%     $16,546      -1.44%   $17,968         0.00%     $12,326
  07/31/1999       0.15%     $16,570       0.36%   $18,033         0.30%     $12,363
  08/31/1999      -1.22%     $16,368      -0.80%   $17,889         0.24%     $12,393
  09/30/1999      -0.18%     $16,339       0.04%   $17,896         0.48%     $12,453
  10/31/1999      -1.41%     $16,108      -1.08%   $17,703         0.18%     $12,475
  11/30/1999       1.01%     $16,271       1.06%   $17,890         0.06%     $12,482
  12/31/1999      -0.95%     $16,117      -0.75%   $17,756         0.00%     $12,482
  01/31/2000      -0.62%     $16,017      -0.44%   $17,678         0.30%     $12,520
  02/29/2000       1.33%     $16,230       1.16%   $17,883         0.59%     $12,594
  03/31/2000       2.40%     $16,619       2.18%   $18,273         0.82%     $12,697
  04/30/2000      -0.62%     $16,516      -0.59%   $18,165         0.06%     $12,705
  05/31/2000      -0.65%     $16,409      -0.52%   $18,071         0.12%     $12,720
  06/30/2000       2.59%     $16,834       2.65%   $18,550         0.52%     $12,786
  07/31/2000       1.58%     $17,100       1.39%   $18,807         0.23%     $12,815
  08/31/2000       1.48%     $17,353       1.54%   $19,097         0.00%     $12,815
  09/30/2000      -0.71%     $17,230      -0.52%   $18,998         0.52%     $12,882
  10/31/2000       1.16%     $17,429       1.09%   $19,205         0.17%     $12,904
  11/30/2000       0.85%     $17,578       0.76%   $19,351         0.06%     $12,912
  12/31/2000       2.70%     $18,052       2.47%   $19,829        -0.06%     $12,904
  01/31/2001       0.61%     $18,162       0.99%   $20,025         0.63%     $12,985
  02/28/2001       0.30%     $18,205       0.32%   $20,089         0.40%     $13,037
Total Return                   82.05%               100.89%                    30.37%
------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                2/28/01
--------------------------------------------------------------------------------
1-Year                                                                 +7.80%

Since Inception (2/1/00)                                               +8.57%


GRAPHIC MATERIAL (4)

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 2/1/00 to 2/28/01.

  Date                  Franklin Insured               Lehman Brothers        CPI
                        Tax-Free Income                Municipal Bond
                          Fund-Class B                     Index
------------------------------------------------------------------------------------
  02/01/2000                 $10,000                 $10,000                 $10,000
  02/29/2000       1.31%     $10,131       1.16%     $10,116       0.59%     $10,059
  03/31/2000       2.35%     $10,369       2.18%     $10,337       0.82%     $10,141
  04/30/2000      -0.58%     $10,309      -0.59%     $10,276       0.06%     $10,148
  05/31/2000      -0.70%     $10,237      -0.52%     $10,222       0.12%     $10,160
  06/30/2000       2.54%     $10,497       2.65%     $10,493       0.52%     $10,213
  07/31/2000       1.53%     $10,657       1.39%     $10,639       0.23%     $10,236
  08/31/2000       1.43%     $10,810       1.54%     $10,803       0.00%     $10,236
  09/30/2000      -0.67%     $10,737      -0.52%     $10,747       0.52%     $10,289
  10/31/2000       1.02%     $10,847       1.09%     $10,864       0.17%     $10,307
  11/30/2000       0.89%     $10,943       0.76%     $10,946       0.06%     $10,313
  12/31/2000       2.66%     $11,235       2.47%     $11,217      -0.06%     $10,307
  01/31/2001       0.56%     $11,297       0.99%     $11,328       0.63%     $10,372
  02/28/2001                 $10,926       0.32%     $11,364       0.40%     $10,413
Total Return                    9.26%                  13.64%                   4.13%
------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                              2/28/01
--------------------------------------------------------------------------------
1-Year                                                               +9.49%

5-Year                                                               +4.65%

Since Inception (5/1/95)                                             +5.24%

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 5/1/95 to 2/28/01.

  Date                Franklin Insured                 Lehman Brothers       CPI
                       Tax-Free Income                 Municipal Bond
                        Fund-Class C                       Index
----------------------------------------------------------------------------------
  05/01/1995               $9,901                  $10,000                 $10,000
  05/31/1995       2.38%   $10,137         3.19%   $10,319         0.20%   $10,020
  06/30/1995      -0.45%   $10,091        -0.87%   $10,229         0.20%   $10,040
  07/31/1995       0.45%   $10,136         0.95%   $10,326         0.00%   $10,040
  08/31/1995       0.84%   $10,222         1.27%   $10,458         0.26%   $10,066
  09/29/1995       0.51%   $10,274         0.63%   $10,523         0.20%   $10,086
  10/31/1995       1.20%   $10,397         1.45%   $10,676         0.33%   $10,120
  11/30/1995       1.23%   $10,525         1.66%   $10,853        -0.07%   $10,112
  12/29/1995       0.89%   $10,619         0.96%   $10,957        -0.07%   $10,105
  01/31/1996       0.52%   $10,674         0.76%   $11,041         0.59%   $10,165
  02/29/1996      -0.44%   $10,627        -0.68%   $10,966         0.32%   $10,198
  03/29/1996      -1.05%   $10,515        -1.28%   $10,825         0.52%   $10,251
  04/30/1996      -0.22%   $10,492        -0.28%   $10,795         0.39%   $10,291
  05/31/1996       0.14%   $10,507        -0.04%   $10,791         0.19%   $10,310
  06/28/1996       0.91%   $10,602         1.09%   $10,908         0.06%   $10,316
  07/31/1996       0.71%   $10,678         0.90%   $11,006         0.19%   $10,336
  08/30/1996       0.03%   $10,681        -0.02%   $11,004         0.19%   $10,356
  09/30/1996       1.19%   $10,808         1.40%   $11,158         0.32%   $10,389
  10/31/1996       0.83%   $10,898         1.13%   $11,284         0.32%   $10,422
  11/29/1996       1.31%   $11,040         1.83%   $11,491         0.19%   $10,442
  12/31/1996      -0.29%   $11,008        -0.42%   $11,443         0.00%   $10,442
  01/31/1997       0.08%   $11,017         0.19%   $11,464         0.32%   $10,475
  02/28/1997       0.74%   $11,099         0.92%   $11,570         0.31%   $10,508
  03/31/1997      -1.05%   $10,982        -1.33%   $11,416         0.25%   $10,534
  04/30/1997       0.73%   $11,062         0.84%   $11,512         0.12%   $10,547
  05/31/1997       1.11%   $11,185         1.51%   $11,686        -0.06%   $10,540
  06/30/1997       0.84%   $11,279         1.07%   $11,811         0.12%   $10,553
  07/31/1997       2.29%   $11,537         2.77%   $12,138         0.12%   $10,565
  08/31/1997      -0.90%   $11,434        -0.94%   $12,024         0.19%   $10,586
  09/30/1997       0.97%   $11,544         1.19%   $12,167         0.25%   $10,612
  10/31/1997       0.59%   $11,613         0.64%   $12,245         0.25%   $10,639
  11/30/1997       0.61%   $11,683         0.59%   $12,317        -0.06%   $10,632
  12/31/1997       1.41%   $11,848         1.46%   $12,497        -0.12%   $10,619
  01/31/1998       0.73%   $11,935         1.03%   $12,626         0.19%   $10,640
  02/28/1998      -0.01%   $11,933         0.03%   $12,629         0.19%   $10,660
  03/31/1998       0.10%   $11,945         0.09%   $12,641         0.19%   $10,680
  04/30/1998      -0.36%   $11,902        -0.45%   $12,584         0.18%   $10,699
  05/31/1998       1.44%   $12,074         1.58%   $12,783         0.18%   $10,719
  06/30/1998       0.43%   $12,126         0.39%   $12,832         0.12%   $10,731
  07/31/1998       0.26%   $12,157         0.25%   $12,865         0.12%   $10,744
  08/31/1998       1.29%   $12,314         1.55%   $13,064         0.12%   $10,757
  09/30/1998       1.08%   $12,447         1.25%   $13,227         0.12%   $10,770
  10/31/1998       0.00%   $12,447         0.00%   $13,227         0.24%   $10,796
  11/30/1998       0.30%   $12,484         0.35%   $13,274         0.00%   $10,796
  12/31/1998       0.05%   $12,491         0.25%   $13,307        -0.06%   $10,789
  01/31/1999       0.86%   $12,598         1.19%   $13,465         0.24%   $10,815
  02/28/1999      -0.44%   $12,543        -0.44%   $13,406         0.12%   $10,828
  03/31/1999       0.26%   $12,575         0.14%   $13,425         0.30%   $10,861
  04/30/1999       0.12%   $12,590         0.25%   $13,458         0.73%   $10,940
  05/31/1999      -0.57%   $12,519        -0.58%   $13,380         0.00%   $10,940
  06/30/1999      -1.33%   $12,352        -1.44%   $13,187         0.00%   $10,940
  07/31/1999       0.11%   $12,366         0.36%   $13,235         0.30%   $10,973
  08/31/1999      -1.18%   $12,220        -0.80%   $13,129         0.24%   $10,999
  09/30/1999      -0.31%   $12,182         0.04%   $13,134         0.48%   $11,052
  10/31/1999      -1.53%   $11,995        -1.08%   $12,992         0.18%   $11,072
  11/30/1999       1.05%   $12,121         1.06%   $13,130         0.06%   $11,079
  12/31/1999      -0.99%   $12,001        -0.75%   $13,032         0.00%   $11,079
  01/31/2000      -0.66%   $11,922        -0.44%   $12,974         0.30%   $11,112
  02/29/2000       1.28%   $12,075         1.16%   $13,125         0.59%   $11,177
  03/31/2000       2.34%   $12,357         2.18%   $13,411         0.82%   $11,269
  04/30/2000      -0.66%   $12,276        -0.59%   $13,332         0.06%   $11,276
  05/31/2000      -0.69%   $12,191        -0.52%   $13,263         0.12%   $11,289
  06/30/2000       2.53%   $12,500         2.65%   $13,614         0.52%   $11,348
  07/31/2000       1.52%   $12,690         1.39%   $13,803         0.23%   $11,374
  08/31/2000       1.42%   $12,870         1.54%   $14,016         0.00%   $11,374
  09/30/2000      -0.66%   $12,785        -0.52%   $13,943         0.52%   $11,433
  10/31/2000       1.02%   $12,915         1.09%   $14,095         0.17%   $11,453
  11/30/2000       0.80%   $13,019         0.76%   $14,202         0.06%   $11,460
  12/31/2000       2.73%   $13,374         2.47%   $14,553        -0.06%   $11,453
  01/31/2001       0.47%   $13,437         0.99%   $14,697         0.63%   $11,525
  02/28/2001       0.25%   $13,468         0.32%   $14,744         0.40%   $11,571
Total Return                 34.68%                  47.44%                  15.71%
----------------------------------------------------------------------------------

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.                          23

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)
--------------------------------------------------------------------------------

WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the Fund's call protection and protect its share value.

COMMONWEALTH UPDATE

[MASSACHUSETTS GRAPHIC]

      After earning a ratings upgrade to AA early in 2000 by Standard & Poor's, an independent credit rating agency, Massachusetts continued to enjoy strong growth and a diverse, broadening economic base. The high technology, financial service, education and health care industries all contributed to this continuing strength. In addition, effective fiscal management and a string of annual operating surpluses added to the commonwealth's positive outlook. Massachusetts' favorable financial position is due, in large part, to the resurgence of its economy, which has generated significant employment and income growth over the past five years. The commonwealth boasts the fourth highest per-capita state income in the nation at $37,800.(2)

Going forward, the commonwealth's biggest challenge remains balancing tax cuts with capital, debt and operating plans while maintaining a strong financial position, especially with the Massachusetts economy expected to slow along with the nation's.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

      The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Standard & Poor's, Ratings Direct, 2/21/01. This does not indicate Standard & Poor's rating of the Fund.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 76.

Debt levels have grown significantly and are among the highest of the large industrial states at $2,600 per capita.2 In addition, Standard & Poor's projects that higher energy costs, a slowdown in computer and software investments, and labor shortages will subdue growth over the next year. Nevertheless, Massachusetts' credit outlook is stable and reflects an economy that is well-positioned to weather an economic slowdown and the associated decline in tax revenue growth that may occur.(3)

PORTFOLIO NOTES

Whenever possible during the 12-month reporting period, we attempted to extend the Fund's income-earning potential, improve its structure and protect its share price through several measures. Early in the reporting period, we sought to take advantage of rising interest rates by selling lower-yielding bonds, booking tax losses and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Other strategies involved swapping short- and intermediate-term bonds for longer maturity bonds and bonds with shorter call provisions for those with longer call provisions. These swaps enhanced the Fund's income-earning ability, enabling us to increase the Class A shares' monthly dividend distribution in June.

We also looked to sell prerefunded bonds at an appropriate price as these bonds experience rapid price declines as they approach their call date. With these strategies in mind, the Fund sold Plymouth County COP, Massachusetts State Port Authority Revenue and Lynn Water and Sewer Commission General Revenue bonds and purchased Springfield GO and Route 3 Transportation Improvement Association Lease Revenue bonds.

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/01

                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                  INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                              25.7%

Transportation                                                       19.6%

Higher Education                                                     16.3%

General Obligation                                                   11.6%

Utilities                                                             9.4%

Prerefunded                                                           8.4%

Housing                                                               4.9%

Other Revenue                                                         4.1%


* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital & health care. A change that affects one project would likely affect all similar projects, thereby increasing market risk.

3.    Source: Moody's Investors Service, Massachusetts (State of), 2/16/01.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/00-2/28/01

                                                       DIVIDEND PER SHARE
                                               ---------------------------------
MONTH                                           CLASS A              CLASS C
--------------------------------------------------------------------------------
March                                          4.75 cents           4.24 cents
April                                          4.75 cents           4.24 cents
May                                            4.75 cents           4.24 cents
June                                           4.77 cents           4.25 cents
July                                           4.77 cents           4.25 cents
August                                         4.77 cents           4.25 cents
September                                      4.77 cents           4.26 cents
October                                        4.77 cents           4.26 cents
November                                       4.77 cents           4.26 cents
December                                       4.77 cents           4.25 cents
January                                        4.77 cents           4.25 cents
February                                       4.77 cents           4.25 cents
--------------------------------------------------------------------------------
TOTAL                                         57.18 CENTS          51.00 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 28 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.67%, based on an annualization of the current 4.69 cent ($0.0469) per share dividend and the maximum offering price of $12.05 on February 28, 2001. An investor in the maximum combined federal and Massachusetts state personal income tax bracket of 43.10% would need to earn 8.21% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

We expect municipal bond supply to remain stable in 2001, which, combined with strong retail demand for Massachusetts municipal bonds, should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. Of course, we will make all investment decisions within the guiding principles of tax-free income and conservative asset management.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE          2/28/01     2/29/00
------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.79          $11.54      $10.75
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                  $0.5718

CLASS C                                          CHANGE          2/28/01     2/29/00
------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.80          $11.61      $10.81
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                  $0.5100

PERFORMANCE

CLASS A                                                1-YEAR       5-YEAR   10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +12.94%      +30.73%  +91.17%
Average Annual Total Return(2)                         +8.11%       +4.59%   +6.23%
Avg. Ann. Total Return (3/31/01)(3)                    +6.31%       +4.04%   +6.25%

Distribution Rate(4)                     4.67%
Taxable Equivalent Distribution Rate(5)  8.21%
30-Day Standardized Yield(6)             4.11%
Taxable Equivalent Yield(5)              7.22%

                                                                               INCEPTION
CLASS C                                                1-YEAR       5-YEAR     (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +12.35%      +27.28%    +36.66%
Average Annual Total Return(2)                         +10.23%      +4.73%     +5.33%
Avg. Ann. Total Return (3/31/01)(3)                    +8.41%       +4.88%     +5.36%

Distribution Rate(4)                     4.25%
Taxable Equivalent Distribution Rate(5)  7.47%
30-Day Standardized Yield(6)             3.70%
Taxable Equivalent Yield(5)              6.50%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Massachusetts state personal income tax bracket of 43.10%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


GRAPHIC MATERIAL (6)

The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 3/1/91 to 2/28/01.

  Date               Franklin Massachusetts            Lehman Brothers        CPI
                        Insured Tax-Free               Municipal Bond
                       Income Fund-Class A                  Index
------------------------------------------------------------------------------------
  03/01/1991                 $ 9,573               $10,000                   $10,000
  03/31/1991       0.47%     $ 9,618       0.03%   $10,003         0.15%     $10,015
  04/30/1991       1.40%     $ 9,753       1.34%   $10,137         0.15%     $10,030
  05/31/1991       0.65%     $ 9,816       0.89%   $10,227         0.30%     $10,060
  06/30/1991       0.10%     $ 9,826      -0.10%   $10,217         0.29%     $10,089
  07/31/1991       1.39%     $ 9,962       1.22%   $10,342         0.15%     $10,104
  08/31/1991       0.83%     $10,045       1.32%   $10,478         0.29%     $10,134
  09/30/1991       1.19%     $10,165       1.30%   $10,614         0.44%     $10,178
  10/31/1991       0.73%     $10,239       0.90%   $10,710         0.15%     $10,194
  11/30/1991       0.00%     $10,239       0.28%   $10,740         0.29%     $10,223
  12/31/1991       1.92%     $10,435       2.15%   $10,971         0.07%     $10,230
  01/31/1992       0.61%     $10,499       0.23%   $10,996         0.15%     $10,246
  02/29/1992      -0.03%     $10,496       0.03%   $10,999         0.36%     $10,283
  03/31/1992       0.27%     $10,524       0.03%   $11,003         0.51%     $10,335
  04/30/1992       0.85%     $10,614       0.89%   $11,101         0.14%     $10,349
  05/31/1992       1.31%     $10,753       1.18%   $11,232         0.14%     $10,364
  06/30/1992       1.50%     $10,914       1.68%   $11,420         0.36%     $10,401
  07/31/1992       3.29%     $11,273       3.00%   $11,763         0.21%     $10,423
  08/31/1992      -1.31%     $11,125      -0.97%   $11,649         0.28%     $10,452
  09/30/1992       0.12%     $11,139       0.65%   $11,724         0.28%     $10,482
  10/31/1992      -1.87%     $10,931      -0.98%   $11,610         0.35%     $10,518
  11/30/1992       2.53%     $11,207       1.79%   $11,817         0.14%     $10,533
  12/31/1992       1.48%     $11,373       1.02%   $11,938        -0.07%     $10,526
  01/31/1993       1.35%     $11,526       1.16%   $12,076         0.49%     $10,577
  02/28/1993       2.79%     $11,848       3.62%   $12,514         0.35%     $10,614
  03/31/1993       0.05%     $11,854      -1.06%   $12,381         0.35%     $10,651
  04/30/1993       0.76%     $11,944       1.01%   $12,506         0.28%     $10,681
  05/31/1993       0.28%     $11,978       0.56%   $12,576         0.14%     $10,696
  06/30/1993       1.62%     $12,172       1.67%   $12,786         0.14%     $10,711
  07/31/1993       0.23%     $12,200       0.13%   $12,803         0.00%     $10,711
  08/31/1993       1.87%     $12,428       2.08%   $13,069         0.28%     $10,741
  09/30/1993       0.95%     $12,546       1.14%   $13,218         0.21%     $10,764
  10/31/1993       0.19%     $12,570       0.19%   $13,243         0.41%     $10,808
  11/30/1993      -0.36%     $12,524      -0.88%   $13,127         0.07%     $10,815
  12/31/1993       1.52%     $12,715       2.11%   $13,403         0.00%     $10,815
  01/31/1994       1.06%     $12,849       1.14%   $13,556         0.27%     $10,845
  02/28/1994      -1.67%     $12,635      -2.59%   $13,205         0.34%     $10,881
  03/31/1994      -3.29%     $12,219      -4.07%   $12,668         0.34%     $10,918
  04/30/1994       0.21%     $12,245       0.85%   $12,775         0.14%     $10,934
  05/31/1994       0.60%     $12,318       0.87%   $12,887         0.07%     $10,941
  06/30/1994      -0.25%     $12,288      -0.61%   $12,808         0.34%     $10,979
  07/31/1994       1.45%     $12,466       1.83%   $13,042         0.27%     $11,008
  08/31/1994       0.24%     $12,496       0.35%   $13,088         0.40%     $11,052
  09/30/1994      -1.00%     $12,371      -1.47%   $12,896         0.27%     $11,082
  10/31/1994      -1.11%     $12,233      -1.78%   $12,666         0.07%     $11,090
  11/30/1994      -1.62%     $12,035      -1.81%   $12,437         0.13%     $11,104
  12/31/1994       1.82%     $12,254       2.20%   $12,710         0.00%     $11,104
  01/31/1995       2.55%     $12,567       2.86%   $13,074         0.40%     $11,149
  02/28/1995       2.42%     $12,871       2.91%   $13,454         0.40%     $11,193
  03/31/1995       0.80%     $12,974       1.15%   $13,609         0.33%     $11,230
  04/30/1995       0.36%     $13,020       0.12%   $13,625         0.33%     $11,267
  05/31/1995       2.00%     $13,281       3.19%   $14,060         0.20%     $11,290
  06/30/1995      -0.37%     $13,232      -0.87%   $13,938         0.20%     $11,312
  07/31/1995       0.67%     $13,320       0.95%   $14,070         0.00%     $11,312
  08/31/1995       0.82%     $13,430       1.27%   $14,249         0.26%     $11,342
  09/30/1995       0.64%     $13,516       0.63%   $14,339         0.20%     $11,364
  10/31/1995       1.20%     $13,678       1.45%   $14,547         0.33%     $11,402
  11/30/1995       1.23%     $13,846       1.66%   $14,788        -0.07%     $11,394
  12/31/1995       0.96%     $13,979       0.96%   $14,930        -0.07%     $11,386
  01/31/1996       0.49%     $14,047       0.76%   $15,043         0.59%     $11,453
  02/29/1996      -0.30%     $14,005      -0.68%   $14,941         0.32%     $11,490
  03/31/1996       3.39%     $14,480      -1.28%   $14,750         0.52%     $11,550
  04/30/1996      -0.36%     $14,428      -0.28%   $14,709         0.39%     $11,595
  05/31/1996       0.17%     $14,452      -0.04%   $14,703         0.19%     $11,617
  06/30/1996       0.87%     $14,578       1.09%   $14,863         0.06%     $11,624
  07/31/1996       0.74%     $14,686       0.90%   $14,997         0.19%     $11,646
  08/31/1996       0.13%     $14,705      -0.02%   $14,994         0.19%     $11,668
  09/30/1996       1.14%     $14,873       1.40%   $15,204         0.32%     $11,705
  10/31/1996       0.86%     $15,001       1.13%   $15,375         0.32%     $11,743
  11/30/1996       1.44%     $15,217       1.83%   $15,657         0.19%     $11,765
  12/31/1996      -0.36%     $15,162      -0.42%   $15,591         0.00%     $11,765
  01/31/1997      -4.06%     $14,546       0.19%   $15,621         0.32%     $11,803
  02/28/1997       0.79%     $14,661       0.92%   $15,764         0.31%     $11,839
  03/31/1997      -1.27%     $14,475      -1.33%   $15,555         0.25%     $11,869
  04/30/1997       0.78%     $14,588       0.84%   $15,685         0.12%     $11,883
  05/31/1997       1.45%     $14,800       1.51%   $15,922        -0.06%     $11,876
  06/30/1997       1.09%     $14,961       1.07%   $16,093         0.12%     $11,890
  07/31/1997       2.69%     $15,363       2.77%   $16,538         0.12%     $11,904
  08/31/1997      -0.94%     $15,219      -0.94%   $16,383         0.19%     $11,927
  09/30/1997       1.12%     $15,389       1.19%   $16,578         0.25%     $11,957
  10/31/1997       0.55%     $15,474       0.64%   $16,684         0.25%     $11,987
  11/30/1997       0.65%     $15,575       0.59%   $16,782        -0.06%     $11,980
  12/31/1997       1.45%     $15,800       1.46%   $17,027        -0.12%     $11,965
  01/31/1998       0.69%     $15,909       1.03%   $17,203         0.19%     $11,988
  02/28/1998       0.00%     $15,909       0.03%   $17,208         0.19%     $12,011
  03/31/1998       0.10%     $15,925       0.09%   $17,223         0.19%     $12,033
  04/30/1998      -0.21%     $15,892      -0.45%   $17,146         0.18%     $12,055
  05/31/1998       1.35%     $16,106       1.58%   $17,417         0.18%     $12,077
  06/30/1998       0.57%     $16,198       0.39%   $17,485         0.12%     $12,091
  07/31/1998       0.20%     $16,231       0.25%   $17,528         0.12%     $12,106
  08/31/1998       1.28%     $16,438       1.55%   $17,800         0.12%     $12,120
  09/30/1998       1.07%     $16,614       1.25%   $18,023         0.12%     $12,135
  10/31/1998      -0.32%     $16,561       0.00%   $18,023         0.24%     $12,164
  11/30/1998       0.42%     $16,631       0.35%   $18,086         0.00%     $12,164
  12/31/1998       0.13%     $16,652       0.25%   $18,131        -0.06%     $12,157
  01/31/1999       0.85%     $16,794       1.19%   $18,347         0.24%     $12,186
  02/28/1999      -0.19%     $16,762      -0.44%   $18,266         0.12%     $12,201
  03/31/1999       0.30%     $16,812       0.14%   $18,292         0.30%     $12,237
  04/30/1999       0.23%     $16,851       0.25%   $18,337         0.73%     $12,326
  05/31/1999      -0.49%     $16,768      -0.58%   $18,231         0.00%     $12,326
  06/30/1999      -1.38%     $16,537      -1.44%   $17,968         0.00%     $12,326
  07/31/1999       0.13%     $16,558       0.36%   $18,033         0.30%     $12,363
  08/31/1999      -1.40%     $16,327      -0.80%   $17,889         0.24%     $12,393
  09/30/1999      -0.48%     $16,248       0.04%   $17,896         0.48%     $12,453
  10/31/1999      -1.51%     $16,003      -1.08%   $17,703         0.18%     $12,475
  11/30/1999       1.13%     $16,184       1.06%   $17,890         0.06%     $12,482
  12/31/1999      -0.94%     $16,032      -0.75%   $17,756         0.00%     $12,482
  01/31/2000      -0.59%     $15,937      -0.44%   $17,678         0.30%     $12,520
  02/29/2000       1.65%     $16,200       1.16%   $17,883         0.59%     $12,594
  03/31/2000       2.39%     $16,587       2.18%   $18,273         0.82%     $12,697
  04/30/2000      -0.76%     $16,461      -0.59%   $18,165         0.06%     $12,705
  05/31/2000      -0.89%     $16,315      -0.52%   $18,071         0.12%     $12,720
  06/30/2000       2.97%     $16,799       2.65%   $18,550         0.52%     $12,786
  07/31/2000       1.81%     $17,103       1.39%   $18,807         0.23%     $12,815
  08/31/2000       1.33%     $17,331       1.54%   $19,097         0.00%     $12,815
  09/30/2000      -0.77%     $17,197      -0.52%   $18,998         0.52%     $12,882
  10/31/2000       1.36%     $17,431       1.09%   $19,205         0.17%     $12,904
  11/30/2000       0.95%     $17,597       0.76%   $19,351         0.06%     $12,912
  12/31/2000       3.15%     $18,151       2.47%   $19,829        -0.06%     $12,904
  01/31/2001       0.43%     $18,229       0.99%   $20,025         0.63%     $12,985
  02/28/2001       0.37%     $18,300       0.32%   $20,089         0.40%     $13,037

Total Return                   83.00%               100.89%                    30.37%
------------------------------------------------------------------------------------

GRAPHIC MATERIAL (7)

The following line graph compares the performance of the Franklin Massachusetts Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 5/1/95 to 2/28/01.

  Date              Franklin Massachusetts            Lehman Brothers        CPI
                      Insured Tax-Free                Municipal Bond
                     Income Fund-Class C                    Index
----------------------------------------------------------------------------------
  05/01/1995               $ 9,904                 $10,000                 $10,000
  05/31/1995       2.12%   $10,114         3.19%   $10,319         0.20%   $10,020
  06/30/1995      -0.34%   $10,080        -0.87%   $10,229         0.20%   $10,040
  07/31/1995       0.61%   $10,141         0.95%   $10,326         0.00%   $10,040
  08/31/1995       0.85%   $10,227         1.27%   $10,458         0.26%   $10,066
  09/29/1995       0.50%   $10,278         0.63%   $10,523         0.20%   $10,086
  10/31/1995       1.13%   $10,395         1.45%   $10,676         0.33%   $10,120
  11/30/1995       1.28%   $10,528         1.66%   $10,853        -0.07%   $10,112
  12/29/1995       0.91%   $10,623         0.96%   $10,957        -0.07%   $10,105
  01/31/1996       0.43%   $10,669         0.76%   $11,041         0.59%   $10,165
  02/29/1996      -0.34%   $10,633        -0.68%   $10,966         0.32%   $10,198
  03/29/1996      -0.10%   $10,622        -1.28%   $10,825         0.52%   $10,251
  04/30/1996      -0.34%   $10,586        -0.28%   $10,795         0.39%   $10,291
  05/31/1996       0.20%   $10,607        -0.04%   $10,791         0.19%   $10,310
  06/28/1996       0.75%   $10,687         1.09%   $10,908         0.06%   $10,316
  07/31/1996       0.79%   $10,771         0.90%   $11,006         0.19%   $10,336
  08/30/1996       0.00%   $10,771        -0.02%   $11,004         0.19%   $10,356
  09/30/1996       1.20%   $10,900         1.40%   $11,158         0.32%   $10,389
  10/31/1996       0.74%   $10,981         1.13%   $11,284         0.32%   $10,422
  11/29/1996       1.34%   $11,128         1.83%   $11,491         0.19%   $10,442
  12/31/1996      -0.35%   $11,089        -0.42%   $11,443         0.00%   $10,442
  01/31/1997      -0.89%   $10,991         0.19%   $11,464         0.32%   $10,475
  02/28/1997       0.83%   $11,082         0.92%   $11,570         0.31%   $10,508
  03/31/1997      -1.31%   $10,937        -1.33%   $11,416         0.25%   $10,534
  04/30/1997       0.65%   $11,008         0.84%   $11,512         0.12%   $10,547
  05/31/1997       1.40%   $11,162         1.51%   $11,686        -0.06%   $10,540
  06/30/1997       1.13%   $11,288         1.07%   $11,811         0.12%   $10,553
  07/31/1997       2.55%   $11,576         2.77%   $12,138         0.12%   $10,565
  08/31/1997      -0.98%   $11,462        -0.94%   $12,024         0.19%   $10,586
  09/30/1997       1.15%   $11,594         1.19%   $12,167         0.25%   $10,612
  10/31/1997       0.49%   $11,651         0.64%   $12,245         0.25%   $10,639
  11/30/1997       0.60%   $11,721         0.59%   $12,317        -0.06%   $10,632
  12/31/1997       1.31%   $11,874         1.46%   $12,497        -0.12%   $10,619
  01/31/1998       0.72%   $11,960         1.03%   $12,626         0.19%   $10,640
  02/28/1998      -0.05%   $11,954         0.03%   $12,629         0.19%   $10,660
  03/31/1998       0.05%   $11,960         0.09%   $12,641         0.19%   $10,680
  04/30/1998      -0.25%   $11,930        -0.45%   $12,584         0.18%   $10,699
  05/31/1998       1.30%   $12,085         1.58%   $12,783         0.18%   $10,719
  06/30/1998       0.52%   $12,148         0.39%   $12,832         0.12%   $10,731
  07/31/1998       0.23%   $12,176         0.25%   $12,865         0.12%   $10,744
  08/31/1998       1.14%   $12,315         1.55%   $13,064         0.12%   $10,757
  09/30/1998       1.02%   $12,440         1.25%   $13,227         0.12%   $10,770
  10/31/1998      -0.28%   $12,406         0.00%   $13,227         0.24%   $10,796
  11/30/1998       0.29%   $12,442         0.35%   $13,274         0.00%   $10,796
  12/31/1998       0.17%   $12,463         0.25%   $13,307        -0.06%   $10,789
  01/31/1999       0.79%   $12,561         1.19%   $13,465         0.24%   $10,815
  02/28/1999      -0.32%   $12,521        -0.44%   $13,406         0.12%   $10,828
  03/31/1999       0.33%   $12,562         0.14%   $13,425         0.30%   $10,861
  04/30/1999       0.18%   $12,585         0.25%   $13,458         0.73%   $10,940
  05/31/1999      -0.53%   $12,518        -0.58%   $13,380         0.00%   $10,940
  06/30/1999      -1.42%   $12,340        -1.44%   $13,187         0.00%   $10,940
  07/31/1999       0.09%   $12,351         0.36%   $13,235         0.30%   $10,973
  08/31/1999      -1.44%   $12,174        -0.80%   $13,129         0.24%   $10,999
  09/30/1999      -0.62%   $12,098         0.04%   $13,134         0.48%   $11,052
  10/31/1999      -1.54%   $11,912        -1.08%   $12,992         0.18%   $11,072
  11/30/1999       1.16%   $12,050         1.06%   $13,130         0.06%   $11,079
  12/31/1999      -0.98%   $11,932        -0.75%   $13,032         0.00%   $11,079
  01/31/2000      -0.72%   $11,846        -0.44%   $12,974         0.30%   $11,112
  02/29/2000       1.69%   $12,046         1.16%   $13,125         0.59%   $11,177
  03/31/2000       2.33%   $12,327         2.18%   $13,411         0.82%   $11,269
  04/30/2000      -0.81%   $12,227        -0.59%   $13,332         0.06%   $11,276
  05/31/2000      -0.94%   $12,112        -0.52%   $13,263         0.12%   $11,289
  06/30/2000       2.91%   $12,465         2.65%   $13,614         0.52%   $11,348
  07/31/2000       1.75%   $12,683         1.39%   $13,803         0.23%   $11,374
  08/31/2000       1.28%   $12,845         1.54%   $14,016         0.00%   $11,374
  09/30/2000      -0.80%   $12,742        -0.52%   $13,943         0.52%   $11,433
  10/31/2000       1.31%   $12,909         1.09%   $14,095         0.17%   $11,453
  11/30/2000       0.90%   $13,025         0.76%   $14,202         0.06%   $11,460
  12/31/2000       3.18%   $13,440         2.47%   $14,553        -0.06%   $11,453
  01/31/2001       0.30%   $13,480         0.99%   $14,697         0.63%   $11,525
  02/28/2001       0.42%   $13,535         0.32%   $14,744         0.40%   $11,571

Total Return                 35.35%                  47.44%                  15.71%
----------------------------------------------------------------------------------


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.                         29

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)
--------------------------------------------------------------------------------

 WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the Fund's call protection and protect its share value.

STATE UPDATE(2)

[MICHIGAN GRAPHIC]

     Michigan's manufacturing-based economy produced solid results during the year under review. The manufacturing sector provided 22% of state non-farm employment and 33% of total state personal income, making it vital to the state's health. Fortunately, manufacturing has shown remarkably strong performance since the early 1990s, due in part to the industrial restructuring in the 1980s, especially in the all-important transportation equipment sector, which has helped to greatly improve Michigan's competitive position.

Michigan's financial performance of late has also been impressive. Many of the cost-containment initiatives enacted during the recession in fiscal years 1991 and 1992 remain in place today. Consequently, Michigan's debt burden in 1999 was rather low, at $88 per capita. Since 1995, revenue projections have been conservative, allowing for controlled spending and budget surpluses. For fiscal year 1999, the budget surplus stood at $299 million, increasing the general fund balance to more than $1.5 billion. This occurred at a time when the state enacted a law to reduce its state income tax 2.5% over a five-year period. Reflecting Michigan's positive fiscal condition, Standard & Poor's, an independent credit rating agency, upgraded the state's general obligation debt to an AAA rating on September 27, 2000.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Standard & Poor's, RatingsDirect, 11/29/00. This does not indicate Standard & Poor's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 81.

Looking forward, Michigan's credit outlook is highly stable and reflects the state's increased economic diversification, strong reserve position and ability to react rapidly to revenue shortfalls in the case of an economic slowdown.

PORTFOLIO NOTES

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices increase when interest rates fall. Accordingly, Franklin Michigan Insured Tax-Free Income Fund's Class A share price rose from $11.37 per share on February 29, 2000, to $12.08 on February 28, 2001.

The market for insured bonds remained strong as the yield difference between high-grade and more speculative grade bonds continued to be comparatively narrow. Insured municipal bond supply also diminished from its peak in 1998 when more than half of newly issued bonds were insured. In 2000, insurance penetration was only 40% of new issues.(3)

Early in the reporting period, as interest rates rose, we were able to purchase insured bonds at attractive yields over 6%. We also sought to take advantage of rising interest rates by selling lower coupon bonds at a loss and reinvesting the proceeds into similarly structured bonds. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. We also improved the portfolio's structure through several measures. For example, we enhanced the Fund's call protection by selling bonds with shorter call structures and buying back similar coupon bonds with longer calls.

During the reporting period, Franklin Michigan Insured Tax-Free Income Fund par-ticipated in a number of issues. We focused primarily on a balanced approach of reducing the percentage of the portfolio's prerefunded bonds and offsetting the gains by selling other bonds with built-in tax losses. Prerefunded bonds experience rapid price declines to their call price as they approach approximately five years to their call date. To extend the Fund's income-earning potential, improve structure, and



PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund 2/28/01

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                                32.0%

General Obligation                                                         27.3%

Hospital & Health Care                                                     16.2%

Utilities                                                                  12.6%

Transportation                                                              5.9%

Higher Education                                                            2.4%

Other Revenue                                                               1.1%

Tax-Supported                                                               1.1%

Subject to Government
Appropriations                                                              1.0%

Housing                                                                     0.4%

3.   Source: The Bond Buyer, 2/28/01

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/00 - 2/28/01

                                              DIVIDEND PER SHARE
MONTH                            CLASS A           CLASS B            CLASS C
--------------------------------------------------------------------------------
March                          4.98 cents         4.45 cents         4.45 cents
April                          4.98 cents         4.45 cents         4.45 cents
May                            4.98 cents         4.45 cents         4.45 cents
June                           4.98 cents         4.42 cents         4.44 cents
July                           4.98 cents         4.42 cents         4.44 cents
August                         4.98 cents         4.42 cents         4.44 cents
September                      4.98 cents         4.43 cents         4.44 cents
October                        4.98 cents         4.43 cents         4.44 cents
November                       4.98 cents         4.43 cents         4.44 cents
December                       4.98 cents         4.42 cents         4.42 cents
January                        4.98 cents         4.42 cents         4.42 cents
February                       4.98 cents         4.42 cents         4.42 cents
--------------------------------------------------------------------------------
TOTAL                          59.76 CENTS        53.16 CENTS        53.25 CENTS

*Assumes shares were purchased and held for the entire accrual period.
Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

protect its share price, we looked to sell prerefunded bonds as they approached five years to the effective call. We made most purchases in the new-issue market as issuers and underwriters priced deals attractively to solicit institutional investors' interest. Purchases included Hartland Consolidated School District GO; Anchor Bay School District GO; and Michigan State COP (for office buildings) bonds.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 34 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.74%, based on an annualization of the current 4.98 cent ($0.0498) per share dividend and the maximum offering price of $12.62 on February 28, 2001. An investor in the maximum combined federal and Michigan state personal income tax bracket of 42.14% would need to earn 8.19% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Strong retail demand for Michigan municipal bonds should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. Of course, we intend to maintain our conservative, buy-and-hold investment strategy as we seek high, current, tax-free income for shareholders.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

PERFORMANCE  SUMMARY AS OF  2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

  CLASS A                                   CHANGE           2/28/01    2/29/00
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                    +$0.71            $12.08      $11.37
  DISTRIBUTIONS (3/1/00 - 2/28/01)
  Dividend Income                          $0.5976

  CLASS B                                   CHANGE           2/28/01    2/29/00
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                    +$0.73            $12.12      $11.39
  DISTRIBUTIONS (3/1/00 - 2/28/01)
  Dividend Income                          $0.5316

  CLASS C                                   CHANGE           2/28/01    2/29/00
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                    +$0.72            $12.17      $11.45
  DISTRIBUTIONS (3/1/00 - 2/28/01)
  Dividend Income                          $0.5325




CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +11.74%   +31.48%   +91.92%
Average Annual Total Return(2)                      +7.03%    +4.71%    +6.27%
Avg. Ann. Total Return (3/31/01)(3)                 +5.79%    +4.24%    +6.33%

Distribution Rate(4)                      4.74%
Taxable Equivalent Distribution Rate(5)   8.19%
30-Day Standardized Yield(6)              3.89%
Taxable Equivalent Yield(5)               6.72%


                                                                      INCEPTION
CLASS B                                                       1-YEAR    (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +11.28%   +12.51%
Average Annual Total Return(2)                                +7.28%    +7.88%
Avg. Ann. Total Return (3/31/01)(3)                           +6.00%    +8.02%

Distribution Rate(4)                      4.34%
Taxable Equivalent Distribution Rate(5)   7.50%
30-Day Standardized Yield(6)              3.51%
Taxable Equivalent Yield(5)               6.07%


                                                                       INCEPTION
CLASS C                                             1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +11.14%   +28.04%   +37.75%
Average Annual Total Return(2)                      +9.00%    +4.86%    +5.46%
Avg. Ann. Total Return (3/31/01)(3)                 +7.66%    +5.06%    +5.52%

Distribution Rate(4)                      4.30%
Taxable Equivalent Distribution Rate(5)   7.43%
30-Day Standardized Yield(6)              3.48%
Taxable Equivalent Yield(5)               6.01%





1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Michigan state personal income tax bracket of 42.14%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market con- ditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.                           35

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

GRAPHIC MATERIAL (8)

[LINE CHART]

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 3/1/91 to 2/28/01.

AVERAGE ANNUAL TOTAL RETURN
CLASS A             2/28/01
---------------------------
1-Year              +7.03%

5-Year              +4.71%

10-Year             +6.27%


CLASS A (3/1/91 - 2/28/01)

Date                            Franklin Michigan Insured     Lehman Brothers Municipal       CPI
                               Tax-Free Income Fund-Class A           Bond Index
----------------------------------------------------------------------------------------------------
     03/01/1991                      $9,572                  $10,000                        $10,000
     03/31/1991         0.38%        $9,608         0.03%    $10,003            0.15%       $10,015
     04/30/1991         1.36%        $9,739         1.34%    $10,137            0.15%       $10,030
     05/31/1991         0.64%        $9,801         0.89%    $10,227            0.30%       $10,060
     06/30/1991        -0.07%        $9,795        -0.10%    $10,217            0.29%       $10,089
     07/31/1991         1.27%        $9,919         1.22%    $10,342            0.15%       $10,104
     08/31/1991         0.73%        $9,991         1.32%    $10,478            0.29%       $10,134
     09/30/1991         1.26%       $10,117         1.30%    $10,614            0.44%       $10,178
     10/31/1991         0.72%       $10,190         0.90%    $10,710            0.15%       $10,194
     11/30/1991        -0.07%       $10,183         0.28%    $10,740            0.29%       $10,223
     12/31/1991         2.05%       $10,392         2.15%    $10,971            0.07%       $10,230
     01/31/1992         0.54%       $10,448         0.23%    $10,996            0.15%       $10,246
     02/29/1992        -0.07%       $10,440         0.03%    $10,999            0.36%       $10,283
     03/31/1992         0.31%       $10,473         0.03%    $11,003            0.51%       $10,335
     04/30/1992         0.95%       $10,572         0.89%    $11,101            0.14%       $10,349
     05/31/1992         1.56%       $10,737         1.18%    $11,232            0.14%       $10,364
     06/30/1992         1.46%       $10,894         1.68%    $11,420            0.36%       $10,401
     07/31/1992         3.62%       $11,288         3.00%    $11,763            0.21%       $10,423
     08/31/1992        -1.33%       $11,138        -0.97%    $11,649            0.28%       $10,452
     09/30/1992         0.22%       $11,163         0.65%    $11,724            0.28%       $10,482
     10/31/1992        -1.69%       $10,974        -0.98%    $11,610            0.35%       $10,518
     11/30/1992         2.36%       $11,233         1.79%    $11,817            0.14%       $10,533
     12/31/1992         1.27%       $11,376         1.02%    $11,938           -0.07%       $10,526
     01/31/1993         1.23%       $11,516         1.16%    $12,076            0.49%       $10,577
     02/28/1993         2.79%       $11,837         3.62%    $12,514            0.35%       $10,614
     03/31/1993        -0.17%       $11,817        -1.06%    $12,381            0.35%       $10,651
     04/30/1993         0.67%       $11,896         1.01%    $12,506            0.28%       $10,681
     05/31/1993         0.54%       $11,960         0.56%    $12,576            0.14%       $10,696
     06/30/1993         1.66%       $12,159         1.67%    $12,786            0.14%       $10,711
     07/31/1993         0.00%       $12,159         0.13%    $12,803            0.00%       $10,711
     08/31/1993         1.99%       $12,401         2.08%    $13,069            0.28%       $10,741
     09/30/1993         1.18%       $12,547         1.14%    $13,218            0.21%       $10,764
     10/31/1993         0.43%       $12,601         0.19%    $13,243            0.41%       $10,808
     11/30/1993        -0.49%       $12,539        -0.88%    $13,127            0.07%       $10,815
     12/31/1993         1.72%       $12,755         2.11%    $13,403            0.00%       $10,815
     01/31/1994         0.87%       $12,866         1.14%    $13,556            0.27%       $10,845
     02/28/1994        -2.07%       $12,600        -2.59%    $13,205            0.34%       $10,881
     03/31/1994        -3.16%       $12,201        -4.07%    $12,668            0.34%       $10,918
     04/30/1994         0.64%       $12,280         0.85%    $12,775            0.14%       $10,934
     05/31/1994         0.51%       $12,342         0.87%    $12,887            0.07%       $10,941
     06/30/1994        -0.39%       $12,294        -0.61%    $12,808            0.34%       $10,979
     07/31/1994         1.50%       $12,478         1.83%    $13,042            0.27%       $11,008
     08/31/1994         0.25%       $12,510         0.35%    $13,088            0.40%       $11,052
     09/30/1994        -1.11%       $12,371        -1.47%    $12,896            0.27%       $11,082
     10/31/1994        -1.31%       $12,209        -1.78%    $12,666            0.07%       $11,090
     11/30/1994        -1.63%       $12,010        -1.81%    $12,437            0.13%       $11,104
     12/31/1994         2.04%       $12,255         2.20%    $12,710            0.00%       $11,104
     01/31/1995         2.30%       $12,537         2.86%    $13,074            0.40%       $11,149
     02/28/1995         2.43%       $12,841         2.91%    $13,454            0.40%       $11,193
     03/31/1995         0.87%       $12,953         1.15%    $13,609            0.33%       $11,230
     04/30/1995         0.19%       $12,978         0.12%    $13,625            0.33%       $11,267
     05/31/1995         2.37%       $13,285         3.19%    $14,060            0.20%       $11,290
     06/30/1995        -0.59%       $13,207        -0.87%    $13,938            0.20%       $11,312
     07/31/1995         0.57%       $13,282         0.95%    $14,070            0.00%       $11,312
     08/31/1995         0.89%       $13,400         1.27%    $14,249            0.26%       $11,342
     09/30/1995         0.55%       $13,474         0.63%    $14,339            0.20%       $11,364
     10/31/1995         1.26%       $13,644         1.45%    $14,547            0.33%       $11,402
     11/30/1995         1.46%       $13,843         1.66%    $14,788           -0.07%       $11,394
     12/31/1995         0.77%       $13,949         0.96%    $14,930           -0.07%       $11,386
     01/31/1996         0.65%       $14,040         0.76%    $15,043            0.59%       $11,453
     02/29/1996        -0.44%       $13,978        -0.68%    $14,941            0.32%       $11,490
     03/31/1996         3.27%       $14,435        -1.28%    $14,750            0.52%       $11,550
     04/30/1996        -0.10%       $14,421        -0.28%    $14,709            0.39%       $11,595
     05/31/1996        -0.08%       $14,409        -0.04%    $14,703            0.19%       $11,617
     06/30/1996         1.08%       $14,565         1.09%    $14,863            0.06%       $11,624
     07/31/1996         0.80%       $14,682         0.90%    $14,997            0.19%       $11,646
     08/31/1996        -0.11%       $14,665        -0.02%    $14,994            0.19%       $11,668
     09/30/1996         1.37%       $14,866         1.40%    $15,204            0.32%       $11,705
     10/31/1996         0.85%       $14,993         1.13%    $15,375            0.32%       $11,743
     11/30/1996         1.65%       $15,240         1.83%    $15,657            0.19%       $11,765
     12/31/1996        -0.40%       $15,179        -0.42%    $15,591            0.00%       $11,765
     01/31/1997        -4.19%       $14,543         0.19%    $15,621            0.32%       $11,803
     02/28/1997         0.78%       $14,657         0.92%    $15,764            0.31%       $11,839
     03/31/1997        -1.20%       $14,481        -1.33%    $15,555            0.25%       $11,869
     04/30/1997         0.69%       $14,581         0.84%    $15,685            0.12%       $11,883
     05/31/1997         1.34%       $14,776         1.51%    $15,922           -0.06%       $11,876
     06/30/1997         0.87%       $14,905         1.07%    $16,093            0.12%       $11,890
     07/31/1997         2.45%       $15,270         2.77%    $16,538            0.12%       $11,904
     08/31/1997        -0.97%       $15,122        -0.94%    $16,383            0.19%       $11,927
     09/30/1997         1.03%       $15,277         1.19%    $16,578            0.25%       $11,957
     10/31/1997         0.65%       $15,377         0.64%    $16,684            0.25%       $11,987
     11/30/1997         0.58%       $15,466         0.59%    $16,782           -0.06%       $11,980
     12/31/1997         1.68%       $15,726         1.46%    $17,027           -0.12%       $11,965
     01/31/1998         0.85%       $15,859         1.03%    $17,203            0.19%       $11,988
     02/28/1998         0.18%       $15,888         0.03%    $17,208            0.19%       $12,011
     03/31/1998         0.03%       $15,893         0.09%    $17,223            0.19%       $12,033
     04/30/1998        -0.18%       $15,864        -0.45%    $17,146            0.18%       $12,055
     05/31/1998         1.40%       $16,086         1.58%    $17,417            0.18%       $12,077
     06/30/1998         0.67%       $16,194         0.39%    $17,485            0.12%       $12,091
     07/31/1998         0.29%       $16,241         0.25%    $17,528            0.12%       $12,106
     08/31/1998         1.25%       $16,444         1.55%    $17,800            0.12%       $12,120
     09/30/1998         1.20%       $16,641         1.25%    $18,023            0.12%       $12,135
     10/31/1998         0.03%       $16,646         0.00%    $18,023            0.24%       $12,164
     11/30/1998         0.42%       $16,716         0.35%    $18,086            0.00%       $12,164
     12/31/1998         0.17%       $16,745         0.25%    $18,131           -0.06%       $12,157
     01/31/1999         0.90%       $16,895         1.19%    $18,347            0.24%       $12,186
     02/28/1999        -0.09%       $16,880        -0.44%    $18,266            0.12%       $12,201
     03/31/1999         0.31%       $16,932         0.14%    $18,292            0.30%       $12,237
     04/30/1999         0.15%       $16,958         0.25%    $18,337            0.73%       $12,326
     05/31/1999        -0.54%       $16,866        -0.58%    $18,231            0.00%       $12,326
     06/30/1999        -1.22%       $16,660        -1.44%    $17,968            0.00%       $12,326
     07/31/1999         0.23%       $16,699         0.36%    $18,033            0.30%       $12,363
     08/31/1999        -1.06%       $16,522        -0.80%    $17,889            0.24%       $12,393
     09/30/1999        -0.19%       $16,490         0.04%    $17,896            0.48%       $12,453
     10/31/1999        -0.98%       $16,329        -1.08%    $17,703            0.18%       $12,475
     11/30/1999         0.91%       $16,477         1.06%    $17,890            0.06%       $12,482
     12/31/1999        -0.69%       $16,364        -0.75%    $17,756            0.00%       $12,482
     01/31/2000        -0.45%       $16,290        -0.44%    $17,678            0.30%       $12,520
     02/29/2000         0.95%       $16,445         1.16%    $17,883            0.59%       $12,594
     03/31/2000         2.10%       $16,790         2.18%    $18,273            0.82%       $12,697
     04/30/2000        -0.53%       $16,701        -0.59%    $18,165            0.06%       $12,705
     05/31/2000        -0.47%       $16,623        -0.52%    $18,071            0.12%       $12,720
     06/30/2000         2.55%       $17,047         2.65%    $18,550            0.52%       $12,786
     07/31/2000         1.38%       $17,282         1.39%    $18,807            0.23%       $12,815
     08/31/2000         1.46%       $17,534         1.54%    $19,097            0.00%       $12,815
     09/30/2000        -0.54%       $17,439        -0.52%    $18,998            0.52%       $12,882
     10/31/2000         0.97%       $17,609         1.09%    $19,205            0.17%       $12,904
     11/30/2000         0.67%       $17,727         0.76%    $19,351            0.06%       $12,912
     12/31/2000         2.51%       $18,171         2.47%    $19,829           -0.06%       $12,904
     01/31/2001         0.68%       $18,295         0.99%    $20,025            0.63%       $12,985
     02/28/2001         0.46%       $18,371         0.32%    $20,089            0.40%       $13,037

Total Return                         83.71%                     100.89%                      30.37%


   AVERAGE ANNUAL TOTAL RETURN
----------------------------------

CLASS B                    2/28/01
1-Year                     +7.28%

Since Inception (2/1/00)   +7.88%

CLASS B (2/1/00 - 2/28/01)

[LINE CHART]

The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 2/1/00 to 2/28/01.

Date                           Michigan Insured Tax-Free   Lehman Brothers Municipal       CPI
                                  Income Fund-Class B             Bond Index
----------------------------------------------------------------------------------------------------
     02/01/2000                     $10,000                     $10,000                     $10,000
     02/29/2000         1.11%       $10,111         1.16%       $10,116         0.59%       $10,059
     03/31/2000         1.96%       $10,309         2.18%       $10,337         0.82%       $10,141
     04/30/2000        -0.58%       $10,249        -0.59%       $10,276         0.06%       $10,148
     05/31/2000        -0.44%       $10,204        -0.52%       $10,222         0.12%       $10,160
     06/30/2000         2.50%       $10,459         2.65%       $10,493         0.52%       $10,213
     07/31/2000         1.33%       $10,599         1.39%       $10,639         0.23%       $10,236
     08/31/2000         1.41%       $10,748         1.54%       $10,803         0.00%       $10,236
     09/30/2000        -0.50%       $10,694        -0.52%       $10,747         0.52%       $10,289
     10/31/2000         0.92%       $10,793         1.09%       $10,864         0.17%       $10,307
     11/30/2000         0.62%       $10,860         0.76%       $10,946         0.06%       $10,313
     12/31/2000         2.46%       $11,127         2.47%       $11,217        -0.06%       $10,307
     01/31/2001         0.72%       $11,207         0.99%       $11,328         0.63%       $10,372
     02/28/2001                     $10,851         0.32%       $11,364         0.40%       $10,413

Total Return                          8.51%                      13.64%                       4.13%
----------------------------------------------------------------------------------------------------

CLASS C (5/1/95 - 2/28/01)


The following line graph compares the performance of the Franklin Michigan Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 5/1/95 to 2/28/01.


Date                           Franklin Michigan Insured   Lehman Brothers Municipal       CPI
                            Tax-Free Income Fund-Class C          Bond Index
----------------------------------------------------------------------------------------------------
     05/01/1995                  $9,899                      $10,000                     $10,000
     05/31/1995         2.58%    $10,154            3.19%    $10,319            0.20%    $10,020
     06/30/1995        -0.56%    $10,098           -0.87%    $10,229            0.20%    $10,040
     07/31/1995         0.52%    $10,150            0.95%    $10,326            0.00%    $10,040
     08/31/1995         0.84%    $10,235            1.27%    $10,458            0.26%    $10,066
     09/29/1995         0.58%    $10,295            0.63%    $10,523            0.20%    $10,086
     10/31/1995         1.20%    $10,418            1.45%    $10,676            0.33%    $10,120
     11/30/1995         1.40%    $10,564            1.66%    $10,853           -0.07%    $10,112
     12/29/1995         0.72%    $10,640            0.96%    $10,957           -0.07%    $10,105
     01/31/1996         0.60%    $10,704            0.76%    $11,041            0.59%    $10,165
     02/29/1996        -0.51%    $10,649           -0.68%    $10,966            0.32%    $10,198
     03/29/1996        -0.19%    $10,629           -1.28%    $10,825            0.52%    $10,251
     04/30/1996        -0.17%    $10,611           -0.28%    $10,795            0.39%    $10,291
     05/31/1996        -0.98%    $10,507           -0.04%    $10,791            0.19%    $10,310
     06/28/1996         0.90%    $10,602            1.09%    $10,908            0.06%    $10,316
     07/31/1996         0.77%    $10,683            0.90%    $11,006            0.19%    $10,336
     08/30/1996         0.00%    $10,683           -0.02%    $11,004            0.19%    $10,356
     09/30/1996         1.28%    $10,820            1.40%    $11,158            0.32%    $10,389
     10/31/1996         0.82%    $10,909            1.13%    $11,284            0.32%    $10,422
     11/29/1996         1.56%    $11,079            1.83%    $11,491            0.19%    $10,442
     12/31/1996        -0.40%    $11,035           -0.42%    $11,443            0.00%    $10,442
     01/31/1997        -0.02%    $11,032            0.19%    $11,464            0.32%    $10,475
     02/28/1997         0.80%    $11,121            0.92%    $11,570            0.31%    $10,508
     03/31/1997        -1.32%    $10,974           -1.33%    $11,416            0.25%    $10,534
     04/30/1997         0.65%    $11,045            0.84%    $11,512            0.12%    $10,547
     05/31/1997         1.28%    $11,187            1.51%    $11,686           -0.06%    $10,540
     06/30/1997         0.90%    $11,287            1.07%    $11,811            0.12%    $10,553
     07/31/1997         2.39%    $11,557            2.77%    $12,138            0.12%    $10,565
     08/31/1997        -1.09%    $11,431           -0.94%    $12,024            0.19%    $10,586
     09/30/1997         1.06%    $11,552            1.19%    $12,167            0.25%    $10,612
     10/31/1997         0.51%    $11,611            0.64%    $12,245            0.25%    $10,639
     11/30/1997         0.61%    $11,682            0.59%    $12,317           -0.06%    $10,632
     12/31/1997         1.62%    $11,871            1.46%    $12,497           -0.12%    $10,619
     01/31/1998         0.79%    $11,965            1.03%    $12,626            0.19%    $10,640
     02/28/1998         0.13%    $11,981            0.03%    $12,629            0.19%    $10,660
     03/31/1998        -0.02%    $11,978            0.09%    $12,641            0.19%    $10,680
     04/30/1998        -0.23%    $11,951           -0.45%    $12,584            0.18%    $10,699
     05/31/1998         1.35%    $12,112            1.58%    $12,783            0.18%    $10,719
     06/30/1998         0.70%    $12,197            0.39%    $12,832            0.12%    $10,731
     07/31/1998         0.24%    $12,226            0.25%    $12,865            0.12%    $10,744
     08/31/1998         1.19%    $12,371            1.55%    $13,064            0.12%    $10,757
     09/30/1998         1.15%    $12,514            1.25%    $13,227            0.12%    $10,770
     10/31/1998        -0.01%    $12,512            0.00%    $13,227            0.24%    $10,796
     11/30/1998         0.37%    $12,559            0.35%    $13,274            0.00%    $10,796
     12/31/1998         0.13%    $12,575            0.25%    $13,307           -0.06%    $10,789
     01/31/1999         0.85%    $12,682            1.19%    $13,465            0.24%    $10,815
     02/28/1999        -0.13%    $12,666           -0.44%    $13,406            0.12%    $10,828
     03/31/1999         0.24%    $12,696            0.14%    $13,425            0.30%    $10,861
     04/30/1999         0.10%    $12,709            0.25%    $13,458            0.73%    $10,940
     05/31/1999        -0.58%    $12,635           -0.58%    $13,380            0.00%    $10,940
     06/30/1999        -1.26%    $12,476           -1.44%    $13,187            0.00%    $10,940
     07/31/1999         0.18%    $12,498            0.36%    $13,235            0.30%    $10,973
     08/31/1999        -1.10%    $12,361           -0.80%    $13,129            0.24%    $10,999
     09/30/1999        -0.23%    $12,332            0.04%    $13,134            0.48%    $11,052
     10/31/1999        -1.10%    $12,197           -1.08%    $12,992            0.18%    $11,072
     11/30/1999         0.94%    $12,311            1.06%    $13,130            0.06%    $11,079
     12/31/1999        -0.82%    $12,210           -0.75%    $13,032            0.00%    $11,079
     01/31/2000        -0.49%    $12,150           -0.44%    $12,974            0.30%    $11,112
     02/29/2000         0.99%    $12,271            1.16%    $13,125            0.59%    $11,177
     03/31/2000         2.04%    $12,521            2.18%    $13,411            0.82%    $11,269
     04/30/2000        -0.66%    $12,438           -0.59%    $13,332            0.06%    $11,276
     05/31/2000        -0.43%    $12,385           -0.52%    $13,263            0.12%    $11,289
     06/30/2000         2.49%    $12,693            2.65%    $13,614            0.52%    $11,348
     07/31/2000         1.32%    $12,861            1.39%    $13,803            0.23%    $11,374
     08/31/2000         1.40%    $13,041            1.54%    $14,016            0.00%    $11,374
     09/30/2000        -0.58%    $12,965           -0.52%    $13,943            0.52%    $11,433
     10/31/2000         0.91%    $13,083            1.09%    $14,095            0.17%    $11,453
     11/30/2000         0.70%    $13,175            0.76%    $14,202            0.06%    $11,460
     12/31/2000         2.36%    $13,486            2.47%    $14,553           -0.06%    $11,453
     01/31/2001         0.71%    $13,582            0.99%    $14,697            0.63%    $11,525
     02/28/2001         0.41%    $13,636            0.32%    $14,744            0.40%    $11,571

Total Return                      36.36%                      47.44%                      15.71%
----------------------------------------------------------------------------------------------------





  AVERAGE ANNUAL TOTAL RETURN
CLASS C                    2/28/01
----------------------------------
1-Year                     +9.00%

5-Year                     +4.86%

Since Inception (5/1/95)   +5.46%

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.                           37

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[OUTLINE OF MINNESOTA STATE]

Economic activity is vibrant in Minnesota, due to a diverse economy, favorable employment trends and healthy income growth. Minnesota's economic diversity, which closely mirrors the nationwide employment mix, enables the state to perform well during various economic cycles. The state has a particularly strong manufacturing sector compared to the relative decline in other parts of the country, especially in areas such as instruments and industrial machinery. The services sector, particularly business services, is expected to remain the state's leading growth sector.

The state enjoys enviably low unemployment levels, typified by January 2001's 3.1% unemployment rate, compared with the 4.2% national average for the same month.(2) Going forward, labor shortages, particularly for skilled positions, may limit business expansion but may spur population growth, which has been lagging the nation in recent years. Minnesota's personal income per capita grew from 102.2% of the national average in 1990 to 107.9% in 1999, ranking Minnesota first in personal income growth among its North Central neighbors.(3)



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund seeks to comply with Minnesota requirements for the pass-through of tax-exempt income dividends.

   The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Bureau of Labor Statistics, 3/2/01.

3. Source: Moody's Investors Service, Minnesota (State of), 10/20/00. This does not indicate Moody's rating of the Fund.

   The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 88.

Minnesota's ongoing economic strength translates into an improved revenue forecast for the current biennium, continuing the trend of actual performance substantially exceeding forecasts, as the state maintained its structural balance and healthy reserve levels. In addition, Minnesota's debt ratios are consistently lower than national medians, with debt per capita of $513, or 1.9% of personal income, compared with the 2000 national medians of $540 and 2.2%.(3)

Moody's Investors Service, an independent credit rating agency, assigned an Aaa rating to Minnesota's general obligation bonds.(3) The highest rating and stable outlook reflect an extremely strong financial position, the result of conservative fiscal practices as well as a diverse economic base and moderate debt levels.


PORTFOLIO NOTES

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices increase when interest rates fall. Accordingly, Franklin Minnesota Insured Tax-Free Income Fund's Class A share price rose from $11.13 on February 29, 2000, to $11.89 on February 28, 2001.

Whenever possible, we attempted to extend the Fund's income-earning potential, improve its structure and protect its share price through several measures. Early in the reporting period, we sought to take advantage of rising interest rates by selling lower-yielding bonds, booking tax losses and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Other strategies involved swapping short- and intermediate-term bonds for longer maturity bonds and bonds with shorter call

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/01

                               % OF TOTAL
                                LONG-TERM
                               INVESTMENTS
------------------------------------------
General Obligation                29.4%

Hospital & Health Care            23.0%

Housing                           20.0%

Utilities                         10.9%

Prerefunded                        8.0%

Transportation                     2.3%

Tax-Supported                      2.0%

Subject to Government
Appropriations                     1.7%

Higher Education                   1.6%

Other Revenue                      1.1%

provisions for those with longer call provisions. These swaps enhanced the Fund's income-earning ability and also resulted in the potential for greater consistency of future coupon payments. With these strategies in mind, the Fund sold Columbia Heights ISD, Owatonna Public Utilities Commission Public Utilities Revenue and Minnesota Agriculture and Economic Development Board Revenue bonds and purchased Anoka-Hennepin ISD and Eden Prairie MFHR bonds.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 42 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.69%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.42 on February 28, 2001. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 44.34% would need to earn 8.43% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/00 - 2/28/01

                                                        DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                              CLASS A             CLASS C
--------------------------------------------------------------------------------
March                                             4.85 cents          4.34 cents
April                                             4.85 cents          4.34 cents
May                                               4.85 cents          4.34 cents
June                                              4.85 cents          4.32 cents
July                                              4.85 cents          4.32 cents
August                                            4.85 cents          4.32 cents
September                                         4.85 cents          4.31 cents
October                                           4.85 cents          4.31 cents
November                                          4.85 cents          4.31 cents
December                                          4.85 cents          4.32 cents
January                                           4.85 cents          4.32 cents
February                                          4.85 cents          4.32 cents
--------------------------------------------------------------------------------
TOTAL                                            58.20 CENTS         51.87 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

We expect supply to remain stable in 2001, and combined with strong retail demand for Minnesota municipal bonds, this should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. Of course, we will make all investment decisions within the guiding principles of tax-free income and conservative asset management.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MINNESOTA
INSURED TAX-FREE
INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE       2/28/01      2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.76       $11.89       $11.13
DISTRIBUTIONS (3/1/00 - 2/28/01)
Dividend Income                                $0.5820

CLASS C                                        CHANGE       2/28/01      2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.77       $11.95       $11.18
DISTRIBUTIONS (3/1/00 - 2/28/01)
Dividend Income                                $0.5187

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +12.31%   +28.48%    +83.91%
Average Annual Total Return(2)                     + 7.58%   + 4.23%    + 5.82%
Avg. Ann. Total Return (3/31/01)(3)                + 6.02%   + 4.66%    + 5.87%

Distribution Rate(4)                       4.69%
Taxable Equivalent Distribution Rate(5)    8.43%
30-Day Standardized Yield(6)               4.22%
Taxable Equivalent Yield(5)                7.58%

                                                                       INCEPTION
CLASS C                                            1-YEAR    5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +11.74%   +25.06%    +33.40%
Average Annual Total Return(2)                     + 9.66%   + 4.37%    + 4.88%
Avg. Ann. Total Return (3/31/01)(3)                + 7.90%   + 4.79%    + 4.96%

Distribution Rate(4)                       4.25%
Taxable Equivalent Distribution Rate(5)    7.64%
30-Day Standardized Yield(6)               3.81%
Taxable Equivalent Yield(5)                6.85%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Minnesota state personal income tax bracket of 44.34%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A (3/1/91 - 2/28/01)

[LINE GRAPH OMITTED]
GRAPHIC MATERIAL (11)

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 3/1/91 to 2/28/01.

                         Franklin Minnesota
                          Insured Tax-Free       Lehman Brothers
Date                     Income Fund-Class A   Municipal Bond Index     CPI
-----------------------------------------------------------------------------
03/01/1991                $ 9,573               $10,000               $10,000
03/31/1991       0.40%    $ 9,611      0.03%    $10,003     0.15%     $10,015
04/30/1991       1.46%    $ 9,752      1.34%    $10,137     0.15%     $10,030
05/31/1991       0.75%    $ 9,825      0.89%    $10,227     0.30%     $10,060
06/30/1991      -0.06%    $ 9,819     -0.10%    $10,217     0.29%     $10,089
07/31/1991       1.34%    $ 9,950      1.22%    $10,342     0.15%     $10,104
08/31/1991       0.63%    $10,013      1.32%    $10,478     0.29%     $10,134
09/30/1991       1.32%    $10,145      1.30%    $10,614     0.44%     $10,178
10/31/1991       0.71%    $10,217      0.90%    $10,710     0.15%     $10,194
11/30/1991      -0.06%    $10,211      0.28%    $10,740     0.29%     $10,223
12/31/1991       1.92%    $10,407      2.15%    $10,971     0.07%     $10,230
01/31/1992       0.54%    $10,463      0.23%    $10,996     0.15%     $10,246
02/29/1992      -0.06%    $10,457      0.03%    $10,999     0.36%     $10,283
03/31/1992       0.48%    $10,507      0.03%    $11,003     0.51%     $10,335
04/30/1992       0.77%    $10,588      0.89%    $11,101     0.14%     $10,349
05/31/1992       1.45%    $10,742      1.18%    $11,232     0.14%     $10,364
06/30/1992       1.28%    $10,879      1.68%    $11,420     0.36%     $10,401
07/31/1992       3.40%    $11,249      3.00%    $11,763     0.21%     $10,423
08/31/1992      -1.45%    $11,086     -0.97%    $11,649     0.28%     $10,452
09/30/1992      -0.02%    $11,084      0.65%    $11,724     0.28%     $10,482
10/31/1992      -1.74%    $10,891     -0.98%    $11,610     0.35%     $10,518
11/30/1992       2.43%    $11,156      1.79%    $11,817     0.14%     $10,533
12/31/1992       1.35%    $11,306      1.02%    $11,938    -0.07%     $10,526
01/31/1993       1.23%    $11,445      1.16%    $12,076     0.49%     $10,577
02/28/1993       2.68%    $11,752      3.62%    $12,514     0.35%     $10,614
03/31/1993      -0.15%    $11,734     -1.06%    $12,381     0.35%     $10,651
04/30/1993       0.75%    $11,822      1.01%    $12,506     0.28%     $10,681
05/31/1993       0.44%    $11,874      0.56%    $12,576     0.14%     $10,696
06/30/1993       1.55%    $12,059      1.67%    $12,786     0.14%     $10,711
07/31/1993       0.07%    $12,067      0.13%    $12,803     0.00%     $10,711
08/31/1993       1.71%    $12,273      2.08%    $13,069     0.28%     $10,741
09/30/1993       1.00%    $12,396      1.14%    $13,218     0.21%     $10,764
10/31/1993       0.27%    $12,429      0.19%    $13,243     0.41%     $10,808
11/30/1993      -0.49%    $12,369     -0.88%    $13,127     0.07%     $10,815
12/31/1993       1.46%    $12,549      2.11%    $13,403     0.00%     $10,815
01/31/1994       0.86%    $12,657      1.14%    $13,556     0.27%     $10,845
02/28/1994      -1.90%    $12,417     -2.59%    $13,205     0.34%     $10,881
03/31/1994      -2.81%    $12,068     -4.07%    $12,668     0.34%     $10,918
04/30/1994       0.31%    $12,105      0.85%    $12,775     0.14%     $10,934
05/31/1994       0.77%    $12,198      0.87%    $12,887     0.07%     $10,941
06/30/1994      -0.35%    $12,156     -0.61%    $12,808     0.34%     $10,979
07/31/1994       1.40%    $12,326      1.83%    $13,042     0.27%     $11,008
08/31/1994       0.33%    $12,366      0.35%    $13,088     0.40%     $11,052
09/30/1994      -1.02%    $12,240     -1.47%    $12,896     0.27%     $11,082
10/31/1994      -1.39%    $12,070     -1.78%    $12,666     0.07%     $11,090
11/30/1994      -1.71%    $11,864     -1.81%    $12,437     0.13%     $11,104
12/31/1994       2.01%    $12,102      2.20%    $12,710     0.00%     $11,104
01/31/1995       2.44%    $12,398      2.86%    $13,074     0.40%     $11,149
02/28/1995       2.31%    $12,684      2.91%    $13,454     0.40%     $11,193
03/31/1995       0.85%    $12,792      1.15%    $13,609     0.33%     $11,230
04/30/1995       0.18%    $12,815      0.12%    $13,625     0.33%     $11,267
05/31/1995       2.09%    $13,083      3.19%    $14,060     0.20%     $11,290
06/30/1995      -0.51%    $13,016     -0.87%    $13,938     0.20%     $11,312
07/31/1995       0.56%    $13,089      0.95%    $14,070     0.00%     $11,312
08/31/1995       0.88%    $13,204      1.27%    $14,249     0.26%     $11,342
09/30/1995       0.62%    $13,286      0.63%    $14,339     0.20%     $11,364
10/31/1995       1.16%    $13,440      1.45%    $14,547     0.33%     $11,402
11/30/1995       1.19%    $13,600      1.66%    $14,788    -0.07%     $11,394
12/31/1995       0.84%    $13,714      0.96%    $14,930    -0.07%     $11,386
01/31/1996       0.47%    $13,779      0.76%    $15,043     0.59%     $11,453
02/29/1996      -0.52%    $13,707     -0.68%    $14,941     0.32%     $11,490
03/31/1996      -1.12%    $13,553     -1.28%    $14,750     0.52%     $11,550
04/30/1996      -0.20%    $13,526     -0.28%    $14,709     0.39%     $11,595
05/31/1996       0.08%    $13,537     -0.04%    $14,703     0.19%     $11,617
06/30/1996       0.95%    $13,666      1.09%    $14,863     0.06%     $11,624
07/31/1996       0.82%    $13,778      0.90%    $14,997     0.19%     $11,646
08/31/1996      -0.12%    $13,761     -0.02%    $14,994     0.19%     $11,668
09/30/1996       1.23%    $13,931      1.40%    $15,204     0.32%     $11,705
10/31/1996       0.87%    $14,052      1.13%    $15,375     0.32%     $11,743
11/30/1996       1.28%    $14,232      1.83%    $15,657     0.19%     $11,765
12/31/1996      -0.27%    $14,193     -0.42%    $15,591     0.00%     $11,765
01/31/1997       0.19%    $14,220      0.19%    $15,621     0.32%     $11,803
02/28/1997       0.77%    $14,330      0.92%    $15,764     0.31%     $11,839
03/31/1997      -0.95%    $14,193     -1.33%    $15,555     0.25%     $11,869
04/30/1997       0.68%    $14,290      0.84%    $15,685     0.12%     $11,883
05/31/1997       1.16%    $14,456      1.51%    $15,922    -0.06%     $11,876
06/30/1997       0.87%    $14,582      1.07%    $16,093     0.12%     $11,890
07/31/1997       2.27%    $14,913      2.77%    $16,538     0.12%     $11,904
08/31/1997      -0.64%    $14,817     -0.94%    $16,383     0.19%     $11,927
09/30/1997       0.94%    $14,956      1.19%    $16,578     0.25%     $11,957
10/31/1997       0.55%    $15,039      0.64%    $16,684     0.25%     $11,987
11/30/1997       0.57%    $15,124      0.59%    $16,782    -0.06%     $11,980
12/31/1997       1.08%    $15,288      1.46%    $17,027    -0.12%     $11,965
01/31/1998       0.77%    $15,405      1.03%    $17,203     0.19%     $11,988
02/28/1998       0.10%    $15,421      0.03%    $17,208     0.19%     $12,011
03/31/1998       0.21%    $15,453      0.09%    $17,223     0.19%     $12,033
04/30/1998      -0.17%    $15,427     -0.45%    $17,146     0.18%     $12,055
05/31/1998       1.25%    $15,620      1.58%    $17,417     0.18%     $12,077
06/30/1998       0.44%    $15,688      0.39%    $17,485     0.12%     $12,091
07/31/1998       0.22%    $15,723      0.25%    $17,528     0.12%     $12,106
08/31/1998       1.09%    $15,894      1.55%    $17,800     0.12%     $12,120
09/30/1998       0.89%    $16,036      1.25%    $18,023     0.12%     $12,135
10/31/1998       0.29%    $16,082      0.00%    $18,023     0.24%     $12,164
11/30/1998       0.34%    $16,137      0.35%    $18,086     0.00%     $12,164
12/31/1998       0.13%    $16,158      0.25%    $18,131    -0.06%     $12,157
01/31/1999       0.74%    $16,278      1.19%    $18,347     0.24%     $12,186
02/28/1999      -0.34%    $16,222     -0.44%    $18,266     0.12%     $12,201
03/31/1999       0.48%    $16,300      0.14%    $18,292     0.30%     $12,237
04/30/1999       0.08%    $16,313      0.25%    $18,337     0.73%     $12,326
05/31/1999      -0.38%    $16,251     -0.58%    $18,231     0.00%     $12,326
06/30/1999      -1.37%    $16,029     -1.44%    $17,968     0.00%     $12,326
07/31/1999       0.14%    $16,051      0.36%    $18,033     0.30%     $12,363
08/31/1999      -1.33%    $15,837     -0.80%    $17,889     0.24%     $12,393
09/30/1999      -0.28%    $15,793      0.04%    $17,896     0.48%     $12,453
10/31/1999      -1.62%    $15,537     -1.08%    $17,703     0.18%     $12,475
11/30/1999       1.10%    $15,708      1.06%    $17,890     0.06%     $12,482
12/31/1999      -0.98%    $15,554     -0.75%    $17,756     0.00%     $12,482
01/31/2000      -0.56%    $15,467     -0.44%    $17,678     0.30%     $12,520
02/29/2000       1.42%    $15,687      1.16%    $17,883     0.59%     $12,594
03/31/2000       2.40%    $16,063      2.18%    $18,273     0.82%     $12,697
04/30/2000      -0.73%    $15,946     -0.59%    $18,165     0.06%     $12,705
05/31/2000      -0.85%    $15,810     -0.52%    $18,071     0.12%     $12,720
06/30/2000       2.69%    $16,236      2.65%    $18,550     0.52%     $12,786
07/31/2000       1.49%    $16,478      1.39%    $18,807     0.23%     $12,815
08/31/2000       1.65%    $16,750      1.54%    $19,097     0.00%     $12,815
09/30/2000      -0.65%    $16,641     -0.52%    $18,998     0.52%     $12,882
10/31/2000       1.15%    $16,832      1.09%    $19,205     0.17%     $12,904
11/30/2000       0.84%    $16,973      0.76%    $19,351     0.06%     $12,912
12/31/2000       2.54%    $17,405      2.47%    $19,829    -0.06%     $12,904
01/31/2001       0.77%    $17,539      0.99%    $20,025     0.63%     $12,985
02/28/2001       0.46%    $17,606      0.32%    $20,089     0.40%     $13,037

Total
Return          76.06%               100.89%                            30.37%


CLASS C (5/1/95 - 2/28/01)

[LINE GRAPH OMITTED]
GRAPHIC MATERIAL (12)

The following line graph compares the performance of the Franklin Minnesota Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 5/1/95 to 2/28/01.

                         Franklin Minnesota
                          Insured Tax-Free       Lehman Brothers
Date                     Income Fund-Class C   Municipal Bond Index     CPI
-----------------------------------------------------------------------------
05/01/1995                $ 9,900               $10,000               $10,000
05/31/1995       2.20%    $10,118     3.19%     $10,319     0.20%     $10,020
06/30/1995      -0.56%    $10,061    -0.87%     $10,229     0.20%     $10,040
07/31/1995       0.51%    $10,112     0.95%     $10,326     0.00%     $10,040
08/31/1995       0.91%    $10,204     1.27%     $10,458     0.26%     $10,066
09/29/1995       0.49%    $10,254     0.63%     $10,523     0.20%     $10,086
10/31/1995       1.10%    $10,367     1.45%     $10,676     0.33%     $10,120
11/30/1995       1.22%    $10,494     1.66%     $10,853    -0.07%     $10,112
12/29/1995       0.79%    $10,577     0.96%     $10,957    -0.07%     $10,105
01/31/1996       0.42%    $10,621     0.76%     $11,041     0.59%     $10,165
02/29/1996      -0.58%    $10,559    -0.68%     $10,966     0.32%     $10,198
03/29/1996      -1.16%    $10,437    -1.28%     $10,825     0.52%     $10,251
04/30/1996      -0.25%    $10,411    -0.28%     $10,795     0.39%     $10,291
05/31/1996       0.11%    $10,422    -0.04%     $10,791     0.19%     $10,310
06/28/1996       0.82%    $10,508     1.09%     $10,908     0.06%     $10,316
07/31/1996       0.77%    $10,589     0.90%     $11,006     0.19%     $10,336
08/30/1996      -0.08%    $10,580    -0.02%     $11,004     0.19%     $10,356
09/30/1996       1.10%    $10,697     1.40%     $11,158     0.32%     $10,389
10/31/1996       0.82%    $10,784     1.13%     $11,284     0.32%     $10,422
11/29/1996       1.23%    $10,917     1.83%     $11,491     0.19%     $10,442
12/31/1996      -0.32%    $10,882    -0.42%     $11,443     0.00%     $10,442
01/31/1997       0.13%    $10,896     0.19%     $11,464     0.32%     $10,475
02/28/1997       0.78%    $10,981     0.92%     $11,570     0.31%     $10,508
03/31/1997      -1.01%    $10,870    -1.33%     $11,416     0.25%     $10,534
04/30/1997       0.64%    $10,940     0.84%     $11,512     0.12%     $10,547
05/31/1997       1.11%    $11,061     1.51%     $11,686    -0.06%     $10,540
06/30/1997       0.91%    $11,162     1.07%     $11,811     0.12%     $10,553
07/31/1997       2.12%    $11,399     2.77%     $12,138     0.12%     $10,565
08/31/1997      -0.69%    $11,320    -0.94%     $12,024     0.19%     $10,586
09/30/1997       0.89%    $11,421     1.19%     $12,167     0.25%     $10,612
10/31/1997       0.50%    $11,478     0.64%     $12,245     0.25%     $10,639
11/30/1997       0.52%    $11,537     0.59%     $12,317    -0.06%     $10,632
12/31/1997       1.11%    $11,666     1.46%     $12,497    -0.12%     $10,619
01/31/1998       0.72%    $11,750     1.03%     $12,626     0.19%     $10,640
02/28/1998       0.05%    $11,755     0.03%     $12,629     0.19%     $10,660
03/31/1998       0.16%    $11,774     0.09%     $12,641     0.19%     $10,680
04/30/1998      -0.21%    $11,749    -0.45%     $12,584     0.18%     $10,699
05/31/1998       1.20%    $11,890     1.58%     $12,783     0.18%     $10,719
06/30/1998       0.39%    $11,937     0.39%     $12,832     0.12%     $10,731
07/31/1998       0.17%    $11,957     0.25%     $12,865     0.12%     $10,744
08/31/1998       1.04%    $12,081     1.55%     $13,064     0.12%     $10,757
09/30/1998       0.84%    $12,183     1.25%     $13,227     0.12%     $10,770
10/31/1998       0.23%    $12,211     0.00%     $13,227     0.24%     $10,796
11/30/1998       0.29%    $12,246     0.35%     $13,274     0.00%     $10,796
12/31/1998       0.16%    $12,266     0.25%     $13,307    -0.06%     $10,789
01/31/1999       0.69%    $12,351     1.19%     $13,465     0.24%     $10,815
02/28/1999      -0.46%    $12,294    -0.44%     $13,406     0.12%     $10,828
03/31/1999       0.42%    $12,345     0.14%     $13,425     0.30%     $10,861
04/30/1999       0.11%    $12,359     0.25%     $13,458     0.73%     $10,940
05/31/1999      -0.50%    $12,297    -0.58%     $13,380     0.00%     $10,940
06/30/1999      -1.41%    $12,124    -1.44%     $13,187     0.00%     $10,940
07/31/1999       0.18%    $12,146     0.36%     $13,235     0.30%     $10,973
08/31/1999      -1.46%    $11,968    -0.80%     $13,129     0.24%     $10,999
09/30/1999      -0.33%    $11,929     0.04%     $13,134     0.48%     $11,052
10/31/1999      -1.65%    $11,732    -1.08%     $12,992     0.18%     $11,072
11/30/1999       1.04%    $11,854     1.06%     $13,130     0.06%     $11,079
12/31/1999      -1.02%    $11,733    -0.75%     $13,032     0.00%     $11,079
01/31/2000      -0.60%    $11,663    -0.44%     $12,974     0.30%     $11,112
02/29/2000       1.37%    $11,823     1.16%     $13,125     0.59%     $11,177
03/31/2000       2.44%    $12,111     2.18%     $13,411     0.82%     $11,269
04/30/2000      -0.77%    $12,018    -0.59%     $13,332     0.06%     $11,276
05/31/2000      -0.90%    $11,910    -0.52%     $13,263     0.12%     $11,289
06/30/2000       2.54%    $12,212     2.65%     $13,614     0.52%     $11,348
07/31/2000       1.52%    $12,398     1.39%     $13,803     0.23%     $11,374
08/31/2000       1.60%    $12,596     1.54%     $14,016     0.00%     $11,374
09/30/2000      -0.69%    $12,509    -0.52%     $13,943     0.52%     $11,433
10/31/2000       1.09%    $12,645     1.09%     $14,095     0.17%     $11,453
11/30/2000       0.71%    $12,735     0.76%     $14,202     0.06%     $11,460
12/31/2000       2.57%    $13,063     2.47%     $14,553    -0.06%     $11,453
01/31/2001       0.72%    $13,157     0.99%     $14,697     0.63%     $11,525
02/28/2001       0.41%    $13,207     0.32%     $14,744     0.40%     $11,571

Total
Return                      32.07%                47.44%                15.71%


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[OUTLINE OF OHIO STATE]

Ohio's economy continued to perform well and experienced moderate growth throughout the review period. With growth in the construction, finance, real estate and services sectors, the state has been moving from a manufacturing base toward a more diverse employment mix, which more closely resembles the nation's. The state's overall job growth rate tracks the U.S. average. Ohio's 4.1% January 2001 unemployment rate also was comparable to the nation's 4.2% rate, reflecting a history of rates close to the national average.(2) Although Ohio's debt level per capita averaged $668 and represented 2.7% of personal income, exceeding the 2000 national medians of $540 and 2.2%, these levels were actually quite moderate considering the state's solid economic base.(3)

The state's solid economic performance and prudent fiscal management have produced an eight-year trend of large budget operating surpluses. Fiscal year 2000 ended with combined general revenue fund balances of $1.3 billion (6.3% of total general fund revenues). In the face of higher than anticipated Medicaid and Disability Assistance Program costs, Ohio's portion of national supplemental appropriations enacted in December totaled $248 million. The state expects that, after allowing for this increased appropriation, fiscal year 2001 combined general revenue fund balances will total at minimum about $1.1 billion.(3)



1. For investors subject to the alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Bureau of Labor Statistics, 3/2/01.

3. Source: Moody's Investors Service, Ohio (State of), 2/1/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 94.

In May, the Ohio Supreme Court ruled that, while the state had made progress in addressing school funding concerns, the school funding system still failed to comply with constitutional requirements. The state has until June 1, 2001, to comply with the court's decision. The court's mandate represents a noteworthy, yet not overwhelming, challenge to the state's resources. Accordingly, we expect a stable credit outlook for Ohio in the months to come.


PORTFOLIO NOTES

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices increase when interest rates fall. Accordingly, Franklin Ohio Insured Tax-Free Income Fund's Class A share price rose from $11.52 on February 29, 2000, to $12.21 on February 28, 2001.

Whenever possible, we attempted to extend the Fund's income-earning potential, improve its structure and protect its share price through several measures. Early in the reporting period, we sought to take advantage of rising interest rates by selling lower-yielding bonds, booking tax losses and reinvesting the proceeds at higher yields. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Other strategies involved swapping short- and intermediate-term bonds for longer maturity bonds, bonds with shorter call provisions for those with longer call provisions, and bonds subject to alternative minimum tax (AMT) for non-AMT bonds. These swaps enhanced the Fund's income-earning ability and resulted in the potential for greater consistency of future coupon payments. With these strategies in mind, the Fund sold Cleveland Airport Systems Revenue, Lorain County Hospital revenue, Ohio Municipal Electric General Agency and Fairfield County bonds and purchased Avon Lake City School District GO, Minster School District School Facilities and Construction GO, Licking Heights Local School District GO and University of Cincinnati COP bonds.

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/28/01

                             % OF TOTAL
                              LONG-TERM
                             INVESTMENTS
----------------------------------------
General Obligation              32.6%

Utilities*                      25.4%

Prerefunded                     13.9%

Hospital & Health Care           8.6%

Higher Education                 6.0%

Housing                          3.8%

Corporate-Backed                 3.3%

Subject to Government
Appropriations                   2.7%

Transportation                   2.6%

Other Revenue                    0.7%

Tax-Supported                    0.4%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project would likely affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/00 - 2/28/01

                                                DIVIDEND PER SHARE
                                 -----------------------------------------------
MONTH                              CLASS A           CLASS B           CLASS C
--------------------------------------------------------------------------------
March                             5.05 cents        4.51 cents        4.53 cents
April                             5.05 cents        4.51 cents        4.53 cents
May                               5.05 cents        4.51 cents        4.53 cents
June                              5.05 cents        4.49 cents        4.50 cents
July                              5.05 cents        4.49 cents        4.50 cents
August                            5.05 cents        4.49 cents        4.50 cents
September                         5.05 cents        4.49 cents        4.50 cents
October                           5.05 cents        4.49 cents        4.50 cents
November                          5.05 cents        4.49 cents        4.50 cents
December                          5.05 cents        4.49 cents        4.50 cents
January                           5.05 cents        4.49 cents        4.50 cents
February                          5.05 cents        4.49 cents        4.50 cents
--------------------------------------------------------------------------------
TOTAL                            60.60 CENTS       53.94 CENTS       54.09 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.1 The Performance Summary beginning on page 48 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.75%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.75 on February 28, 2001. An investor in the maximum combined federal and Ohio state personal income tax bracket of 43.82% would need to earn 8.45% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Strong retail demand for Ohio municipal bonds should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. Of course, we will make all investment decisions within the guiding principles of tax-free income and conservative asset management.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/01       2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.69        $12.21        $11.52
DISTRIBUTIONS (3/1/00 - 2/28/01)
Dividend Income                              $0.6060

CLASS B                                      CHANGE        2/28/01       2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.71        $12.23        $11.52
DISTRIBUTIONS (3/1/00 - 2/28/01)
Dividend Income                              $0.5394

CLASS C                                      CHANGE        2/28/01       2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.70        $12.28        $11.58
DISTRIBUTIONS (3/1/00 - 2/28/01)
Dividend Income                              $0.5409

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +11.48%   +30.49%    +89.89%
Average Annual Total Return(2)                     + 6.75%   + 4.56%    + 6.16%
Avg. Ann. Total Return (3/31/01)(3)                + 5.36%   + 4.99%    + 6.22%

Distribution Rate(4)                       4.75%
Taxable Equivalent Distribution Rate(5)    8.45%
30-Day Standardized Yield(6)               4.05%
Taxable Equivalent Yield(5)                7.21%

                                                                       INCEPTION
CLASS B                                                      1-YEAR     (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +11.04%    +12.36%
Average Annual Total Return(2)                               + 7.04%    + 7.74%
Avg. Ann. Total Return (3/31/01)(3)                          + 5.59%    + 7.89%

Distribution Rate(4)                       4.37%
Taxable Equivalent Distribution Rate(5)    7.78%
30-Day Standardized Yield(6)               3.71%
Taxable Equivalent Yield(5)                6.60%

                                                                       INCEPTION
CLASS C                                            1-YEAR    5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +10.90%   +27.02%    +36.46%
Average Annual Total Return(2)                     + 8.78%   + 4.70%    + 5.29%
Avg. Ann. Total Return (3/31/01)(3)                + 7.37%   + 5.12%    + 5.35%

Distribution Rate(4)                       4.33%
Taxable Equivalent Distribution Rate(5)    7.71%
30-Day Standardized Yield(6)               3.68%
Taxable Equivalent Yield(5)                6.55%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Ohio state personal income tax bracket of 43.82%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                2/28/01
------------------------------
1-Year                  +6.75%

5-Year                  +4.56%

10-Year                 +6.16%

CLASS A (3/1/91 - 2/28/01)

GRAPHIC MATERIAL(13)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 3/1/91 to 2/28/01.

                         Franklin Ohio Insured
                            Tax-Free Income        Lehman Brothers
Date                         Fund-Class A        Municipal Bond Index     CPI
--------------------------------------------------------------------------------
03/01/1991                $ 9,576                 $10,000               $10,000
03/31/1991       0.30%    $ 9,605      0.03%      $10,003     0.15%     $10,015
04/30/1991       1.45%    $ 9,744      1.34%      $10,137     0.15%     $10,030
05/31/1991       0.65%    $ 9,807      0.89%      $10,227     0.30%     $10,060
06/30/1991      -0.05%    $ 9,802     -0.10%      $10,217     0.29%     $10,089
07/31/1991       1.36%    $ 9,936      1.22%      $10,342     0.15%     $10,104
08/31/1991       0.74%    $10,009      1.32%      $10,478     0.29%     $10,134
09/30/1991       1.35%    $10,144      1.30%      $10,614     0.44%     $10,178
10/31/1991       0.73%    $10,218      0.90%      $10,710     0.15%     $10,194
11/30/1991      -0.05%    $10,213      0.28%      $10,740     0.29%     $10,223
12/31/1991       1.95%    $10,412      2.15%      $10,971     0.07%     $10,230
01/31/1992       0.54%    $10,469      0.23%      $10,996     0.15%     $10,246
02/29/1992      -0.17%    $10,451      0.03%      $10,999     0.36%     $10,283
03/31/1992       0.30%    $10,482      0.03%      $11,003     0.51%     $10,335
04/30/1992       0.93%    $10,580      0.89%      $11,101     0.14%     $10,349
05/31/1992       1.37%    $10,725      1.18%      $11,232     0.14%     $10,364
06/30/1992       1.29%    $10,863      1.68%      $11,420     0.36%     $10,401
07/31/1992       3.50%    $11,243      3.00%      $11,763     0.21%     $10,423
08/31/1992      -1.32%    $11,095     -0.97%      $11,649     0.28%     $10,452
09/30/1992       0.05%    $11,100      0.65%      $11,724     0.28%     $10,482
10/31/1992      -1.68%    $10,914     -0.98%      $11,610     0.35%     $10,518
11/30/1992       2.51%    $11,188      1.79%      $11,817     0.14%     $10,533
12/31/1992       1.43%    $11,348      1.02%      $11,938    -0.07%     $10,526
01/31/1993       1.39%    $11,506      1.16%      $12,076     0.49%     $10,577
02/28/1993       3.01%    $11,852      3.62%      $12,514     0.35%     $10,614
03/31/1993       0.07%    $11,860     -1.06%      $12,381     0.35%     $10,651
04/30/1993       0.58%    $11,929      1.01%      $12,506     0.28%     $10,681
05/31/1993       0.45%    $11,983      0.56%      $12,576     0.14%     $10,696
06/30/1993       1.80%    $12,198      1.67%      $12,786     0.14%     $10,711
07/31/1993       0.08%    $12,208      0.13%      $12,803     0.00%     $10,711
08/31/1993       1.88%    $12,438      2.08%      $13,069     0.28%     $10,741
09/30/1993       1.08%    $12,572      1.14%      $13,218     0.21%     $10,764
10/31/1993       0.19%    $12,596      0.19%      $13,243     0.41%     $10,808
11/30/1993      -0.41%    $12,544     -0.88%      $13,127     0.07%     $10,815
12/31/1993       1.78%    $12,767      2.11%      $13,403     0.00%     $10,815
01/31/1994       1.02%    $12,898      1.14%      $13,556     0.27%     $10,845
02/28/1994      -2.28%    $12,604     -2.59%      $13,205     0.34%     $10,881
03/31/1994      -3.52%    $12,160     -4.07%      $12,668     0.34%     $10,918
04/30/1994       0.48%    $12,218      0.85%      $12,775     0.14%     $10,934
05/31/1994       0.77%    $12,312      0.87%      $12,887     0.07%     $10,941
06/30/1994      -0.38%    $12,266     -0.61%      $12,808     0.34%     $10,979
07/31/1994       1.57%    $12,458      1.83%      $13,042     0.27%     $11,008
08/31/1994       0.25%    $12,489      0.35%      $13,088     0.40%     $11,052
09/30/1994      -1.27%    $12,331     -1.47%      $12,896     0.27%     $11,082
10/31/1994      -1.56%    $12,138     -1.78%      $12,666     0.07%     $11,090
11/30/1994      -1.62%    $11,942     -1.81%      $12,437     0.13%     $11,104
12/31/1994       2.11%    $12,194      2.20%      $12,710     0.00%     $11,104
01/31/1995       2.63%    $12,514      2.86%      $13,074     0.40%     $11,149
02/28/1995       2.49%    $12,826      2.91%      $13,454     0.40%     $11,193
03/31/1995       0.86%    $12,936      1.15%      $13,609     0.33%     $11,230
04/30/1995       0.11%    $12,951      0.12%      $13,625     0.33%     $11,267
05/31/1995       2.52%    $13,277      3.19%      $14,060     0.20%     $11,290
06/30/1995      -0.67%    $13,188     -0.87%      $13,938     0.20%     $11,312
07/31/1995       0.48%    $13,251      0.95%      $14,070     0.00%     $11,312
08/31/1995       1.05%    $13,390      1.27%      $14,249     0.26%     $11,342
09/30/1995       0.46%    $13,452      0.63%      $14,339     0.20%     $11,364
10/31/1995       1.25%    $13,620      1.45%      $14,547     0.33%     $11,402
11/30/1995       1.44%    $13,816      1.66%      $14,788    -0.07%     $11,394
12/31/1995       0.93%    $13,945      0.96%      $14,930    -0.07%     $11,386
01/31/1996       0.56%    $14,023      0.76%      $15,043     0.59%     $11,453
02/29/1996      -0.60%    $13,939     -0.68%      $14,941     0.32%     $11,490
03/31/1996      -1.20%    $13,771     -1.28%      $14,750     0.52%     $11,550
04/30/1996      -0.12%    $13,755     -0.28%      $14,709     0.39%     $11,595
05/31/1996       0.24%    $13,788     -0.04%      $14,703     0.19%     $11,617
06/30/1996       1.10%    $13,940      1.09%      $14,863     0.06%     $11,624
07/31/1996       0.81%    $14,053      0.90%      $14,997     0.19%     $11,646
08/31/1996      -0.04%    $14,047     -0.02%      $14,994     0.19%     $11,668
09/30/1996       1.48%    $14,255      1.40%      $15,204     0.32%     $11,705
10/31/1996       0.95%    $14,390      1.13%      $15,375     0.32%     $11,743
11/30/1996       1.60%    $14,620      1.83%      $15,657     0.19%     $11,765
12/31/1996      -0.34%    $14,571     -0.42%      $15,591     0.00%     $11,765
01/31/1997       0.03%    $14,575      0.19%      $15,621     0.32%     $11,803
02/28/1997       0.77%    $14,687      0.92%      $15,764     0.31%     $11,839
03/31/1997      -1.18%    $14,514     -1.33%      $15,555     0.25%     $11,869
04/30/1997       0.76%    $14,624      0.84%      $15,685     0.12%     $11,883
05/31/1997       1.32%    $14,817      1.51%      $15,922    -0.06%     $11,876
06/30/1997       0.95%    $14,958      1.07%      $16,093     0.12%     $11,890
07/31/1997       2.48%    $15,329      2.77%      $16,538     0.12%     $11,904
08/31/1997      -0.95%    $15,183     -0.94%      $16,383     0.19%     $11,927
09/30/1997       1.09%    $15,349      1.19%      $16,578     0.25%     $11,957
10/31/1997       0.46%    $15,420      0.64%      $16,684     0.25%     $11,987
11/30/1997       0.64%    $15,518      0.59%      $16,782    -0.06%     $11,980
12/31/1997       1.55%    $15,759      1.46%      $17,027    -0.12%     $11,965
01/31/1998       0.92%    $15,904      1.03%      $17,203     0.19%     $11,988
02/28/1998      -0.06%    $15,894      0.03%      $17,208     0.19%     $12,011
03/31/1998       0.05%    $15,902      0.09%      $17,223     0.19%     $12,033
04/30/1998      -0.24%    $15,864     -0.45%      $17,146     0.18%     $12,055
05/31/1998       1.39%    $16,085      1.58%      $17,417     0.18%     $12,077
06/30/1998       0.39%    $16,147      0.39%      $17,485     0.12%     $12,091
07/31/1998       0.29%    $16,194      0.25%      $17,528     0.12%     $12,106
08/31/1998       1.14%    $16,379      1.55%      $17,800     0.12%     $12,120
09/30/1998       1.26%    $16,585      1.25%      $18,023     0.12%     $12,135
10/31/1998       0.19%    $16,617      0.00%      $18,023     0.24%     $12,164
11/30/1998       0.33%    $16,671      0.35%      $18,086     0.00%     $12,164
12/31/1998       0.16%    $16,698      0.25%      $18,131    -0.06%     $12,157
01/31/1999       0.81%    $16,833      1.19%      $18,347     0.24%     $12,186
02/28/1999      -0.24%    $16,793     -0.44%      $18,266     0.12%     $12,201
03/31/1999       0.39%    $16,858      0.14%      $18,292     0.30%     $12,237
04/30/1999       0.16%    $16,885      0.25%      $18,337     0.73%     $12,326
05/31/1999      -0.60%    $16,784     -0.58%      $18,231     0.00%     $12,326
06/30/1999      -1.22%    $16,579     -1.44%      $17,968     0.00%     $12,326
07/31/1999       0.14%    $16,603      0.36%      $18,033     0.30%     $12,363
08/31/1999      -1.20%    $16,403     -0.80%      $17,889     0.24%     $12,393
09/30/1999      -0.01%    $16,402      0.04%      $17,896     0.48%     $12,453
10/31/1999      -1.30%    $16,188     -1.08%      $17,703     0.18%     $12,475
11/30/1999       0.90%    $16,334      1.06%      $17,890     0.06%     $12,482
12/31/1999      -0.85%    $16,195     -0.75%      $17,756     0.00%     $12,482
01/31/2000      -0.44%    $16,124     -0.44%      $17,678     0.30%     $12,520
02/29/2000       1.21%    $16,319      1.16%      $17,883     0.59%     $12,594
03/31/2000       2.17%    $16,673      2.18%      $18,273     0.82%     $12,697
04/30/2000      -0.60%    $16,573     -0.59%      $18,165     0.06%     $12,705
05/31/2000      -0.37%    $16,512     -0.52%      $18,071     0.12%     $12,720
06/30/2000       2.35%    $16,900      2.65%      $18,550     0.52%     $12,786
07/31/2000       1.45%    $17,145      1.39%      $18,807     0.23%     $12,815
08/31/2000       1.44%    $17,392      1.54%      $19,097     0.00%     $12,815
09/30/2000      -0.53%    $17,300     -0.52%      $18,998     0.52%     $12,882
10/31/2000       0.88%    $17,452      1.09%      $19,205     0.17%     $12,904
11/30/2000       0.83%    $17,597      0.76%      $19,351     0.06%     $12,912
12/31/2000       2.48%    $18,033      2.47%      $19,829    -0.06%     $12,904
01/31/2001       0.60%    $18,141      0.99%      $20,025     0.63%     $12,985
02/28/2001       0.29%    $18,186      0.32%      $20,089     0.40%     $13,037

Total
Return                     81.86%                 100.89%                30.37%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                       2/28/01
-------------------------------------
1-Year                         +7.04%

Since Inception (2/1/00)       +7.74%


CLASS B (2/1/00 - 2/28/01)

GRAPHIC MATERIAL(14)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 2/1/00 to 2/28/01.

                         Franklin Ohio Insured
                            Tax-Free Income        Lehman Brothers
Date                         Fund-Class B        Municipal Bond Index     CPI
--------------------------------------------------------------------------------
02/01/2000                $10,000                 $10,000               $10,000
02/29/2000       1.19%    $10,119     1.16%       $10,116     0.59%     $10,059
03/31/2000       2.12%    $10,334     2.18%       $10,337     0.82%     $10,141
04/30/2000      -0.56%    $10,276    -0.59%       $10,276     0.06%     $10,148
05/31/2000      -0.43%    $10,231    -0.52%       $10,222     0.12%     $10,160
06/30/2000       2.38%    $10,475     2.65%       $10,493     0.52%     $10,213
07/31/2000       1.32%    $10,613     1.39%       $10,639     0.23%     $10,236
08/31/2000       1.48%    $10,770     1.54%       $10,803     0.00%     $10,236
09/30/2000      -0.57%    $10,709    -0.52%       $10,747     0.52%     $10,289
10/31/2000       0.83%    $10,798     1.09%       $10,864     0.17%     $10,307
11/30/2000       0.87%    $10,892     0.76%       $10,946     0.06%     $10,313
12/31/2000       2.35%    $11,148     2.47%       $11,217    -0.06%     $10,307
01/31/2001       0.55%    $11,209     0.99%       $11,328     0.63%     $10,372
02/28/2001                $10,836     0.32%       $11,364     0.40%     $10,413

Total
Return                      8.36%                  13.64%                 4.13%

AVERAGE ANNUAL TOTAL RETURN
CLASS C                         2/28/01

1-Year                          +8.78%

5-Year                          +4.70%

Since Inception (5/1/95)        +5.29%

CLASS C (5/1/95 - 2/28/01)

GRAPHIC MATERIAL(15)

The following line graph compares the performance of the Franklin Ohio Insured Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index(7), and to the Consumer Price Index(7) based on a $10,000 investment from 5/1/95 to 2/28/01.

                         Franklin Ohio Insured
                            Tax-Free Income        Lehman Brothers
Date                         Fund-Class C        Municipal Bond Index      CPI
--------------------------------------------------------------------------------
05/01/1995                $ 9,900                 $10,000               $10,000
05/31/1995       2.55%    $10,152     3.19%       $10,319     0.20%     $10,020
06/30/1995      -0.72%    $10,079    -0.87%       $10,229     0.20%     $10,040
07/31/1995       0.52%    $10,132     0.95%       $10,326     0.00%     $10,040
08/31/1995       1.00%    $10,233     1.27%       $10,458     0.26%     $10,066
09/29/1995       0.41%    $10,275     0.63%       $10,523     0.20%     $10,086
10/31/1995       1.28%    $10,407     1.45%       $10,676     0.33%     $10,120
11/30/1995       1.39%    $10,551     1.66%       $10,853    -0.07%     $10,112
12/29/1995       0.88%    $10,644     0.96%       $10,957    -0.07%     $10,105
01/31/1996       0.59%    $10,707     0.76%       $11,041     0.59%     $10,165
02/29/1996      -0.65%    $10,637    -0.68%       $10,966     0.32%     $10,198
03/29/1996      -1.24%    $10,505    -1.28%       $10,825     0.52%     $10,251
04/30/1996      -0.17%    $10,488    -0.28%       $10,795     0.39%     $10,291
05/31/1996       0.19%    $10,507    -0.04%       $10,791     0.19%     $10,310
06/28/1996       0.97%    $10,609     1.09%       $10,908     0.06%     $10,316
07/31/1996       0.92%    $10,707     0.90%       $11,006     0.19%     $10,336
08/30/1996      -0.09%    $10,697    -0.02%       $11,004     0.19%     $10,356
09/30/1996       1.34%    $10,841     1.40%       $11,158     0.32%     $10,389
10/31/1996       0.97%    $10,946     1.13%       $11,284     0.32%     $10,422
11/29/1996       1.54%    $11,114     1.83%       $11,491     0.19%     $10,442
12/31/1996      -0.39%    $11,071    -0.42%       $11,443     0.00%     $10,442
01/31/1997      -0.01%    $11,070     0.19%       $11,464     0.32%     $10,475
02/28/1997       0.72%    $11,150     0.92%       $11,570     0.31%     $10,508
03/31/1997      -1.22%    $11,014    -1.33%       $11,416     0.25%     $10,534
04/30/1997       0.72%    $11,093     0.84%       $11,512     0.12%     $10,547
05/31/1997       1.26%    $11,233     1.51%       $11,686    -0.06%     $10,540
06/30/1997       0.90%    $11,334     1.07%       $11,811     0.12%     $10,553
07/31/1997       2.51%    $11,618     2.77%       $12,138     0.12%     $10,565
08/31/1997      -0.99%    $11,503    -0.94%       $12,024     0.19%     $10,586
09/30/1997       0.95%    $11,613     1.19%       $12,167     0.25%     $10,612
10/31/1997       0.49%    $11,669     0.64%       $12,245     0.25%     $10,639
11/30/1997       0.60%    $11,739     0.59%       $12,317    -0.06%     $10,632
12/31/1997       1.50%    $11,916     1.46%       $12,497    -0.12%     $10,619
01/31/1998       0.86%    $12,018     1.03%       $12,626     0.19%     $10,640
02/28/1998      -0.10%    $12,006     0.03%       $12,629     0.19%     $10,660
03/31/1998       0.08%    $12,016     0.09%       $12,641     0.19%     $10,680
04/30/1998      -0.37%    $11,971    -0.45%       $12,584     0.18%     $10,699
05/31/1998       1.33%    $12,130     1.58%       $12,783     0.18%     $10,719
06/30/1998       0.42%    $12,181     0.39%       $12,832     0.12%     $10,731
07/31/1998       0.16%    $12,201     0.25%       $12,865     0.12%     $10,744
08/31/1998       1.17%    $12,344     1.55%       $13,064     0.12%     $10,757
09/30/1998       1.21%    $12,493     1.25%       $13,227     0.12%     $10,770
10/31/1998       0.14%    $12,510     0.00%       $13,227     0.24%     $10,796
11/30/1998       0.28%    $12,545     0.35%       $13,274     0.00%     $10,796
12/31/1998       0.03%    $12,549     0.25%       $13,307    -0.06%     $10,789
01/31/1999       0.84%    $12,655     1.19%       $13,465     0.24%     $10,815
02/28/1999      -0.29%    $12,618    -0.44%       $13,406     0.12%     $10,828
03/31/1999       0.34%    $12,661     0.14%       $13,425     0.30%     $10,861
04/30/1999       0.12%    $12,676     0.25%       $13,458     0.73%     $10,940
05/31/1999      -0.64%    $12,595    -0.58%       $13,380     0.00%     $10,940
06/30/1999      -1.26%    $12,436    -1.44%       $13,187     0.00%     $10,940
07/31/1999       0.10%    $12,449     0.36%       $13,235     0.30%     $10,973
08/31/1999      -1.25%    $12,293    -0.80%       $13,129     0.24%     $10,999
09/30/1999      -0.14%    $12,276     0.04%       $13,134     0.48%     $11,052
10/31/1999      -1.25%    $12,122    -1.08%       $12,992     0.18%     $11,072
11/30/1999       0.84%    $12,224     1.06%       $13,130     0.06%     $11,079
12/31/1999      -0.89%    $12,115    -0.75%       $13,032     0.00%     $11,079
01/31/2000      -0.56%    $12,048    -0.44%       $12,974     0.30%     $11,112
02/29/2000       1.16%    $12,187     1.16%       $13,125     0.59%     $11,177
03/31/2000       2.11%    $12,444     2.18%       $13,411     0.82%     $11,269
04/30/2000      -0.64%    $12,365    -0.59%       $13,332     0.06%     $11,276
05/31/2000      -0.42%    $12,313    -0.52%       $13,263     0.12%     $11,289
06/30/2000       2.38%    $12,606     2.65%       $13,614     0.52%     $11,348
07/31/2000       1.40%    $12,782     1.39%       $13,803     0.23%     $11,374
08/31/2000       1.39%    $12,960     1.54%       $14,016     0.00%     $11,374
09/30/2000      -0.57%    $12,886    -0.52%       $13,943     0.52%     $11,433
10/31/2000       0.82%    $12,992     1.09%       $14,095     0.17%     $11,453
11/30/2000       0.78%    $13,093     0.76%       $14,202     0.06%     $11,460
12/31/2000       2.42%    $13,410     2.47%       $14,553    -0.06%     $11,453
01/31/2001       0.55%    $13,484     0.99%       $14,697     0.63%     $11,525
02/28/2001       0.25%    $13,510     0.32%       $14,744     0.40%     $11,571

Total
Return                     35.10%                  47.44%                15.71%



7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB,B, CCC,CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       ----------------------------------------------------
                                                         2001       2000        1999       1998       1997
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  9.84    $ 10.84     $ 10.77    $ 10.36    $ 10.36
                                                       ----------------------------------------------------
Income from investment operations:
Net investment income(a) ...........................       .49        .48         .53        .54        .55
Net realized and unrealized gains (losses) .........       .85       (.99)        .07        .42         --
                                                       ----------------------------------------------------
Total from investment operations ...................      1.34       (.51)        .60        .96        .55
                                                       ----------------------------------------------------
Less distributions from net investment income ......      (.48)      (.49)       (.53)      (.55)      (.55)
                                                       ----------------------------------------------------
Net asset value, end of year .......................   $ 10.70    $  9.84     $ 10.84    $ 10.77    $ 10.36
                                                       ====================================================

Total return(b) ....................................     13.85%     (4.68)%      5.75%      9.53%      5.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $73,897    $72,517     $80,684    $58,059    $39,693
Ratios to average net assets:
 Expenses ..........................................       .80%       .81%        .37%       .30%       .25%
 Expenses excluding waiver and payments by affiliate       .80%       .81%        .84%       .82%       .86%
 Net investment income .............................      4.74%      4.67%       4.87%      5.11%      5.45%
Portfolio turnover rate ............................     59.81%     33.46%      10.68%     17.44%     18.27%





(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                          PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.4%
Arizona Health Facilities Authority Hospital System Revenue, Northern Arizona
 Healthcare System, AMBAC Insured, 5.00%, 10/01/23 ...............................       $ 1,020,000       $   986,462
Arizona State University COP, Downtown Campus/Mercado Project, Series A, MBIA
  Insured, 5.80%, 7/01/24 ........................................................         1,350,000         1,403,366
Arizona State University Revenues, FGIC Insured, 5.875%, 7/01/25 .................         1,000,000         1,066,790
Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 .....................           400,000           419,712
Glendale IDAR, Midwestern University, Series A, MBIA Insured, 5.375%, 5/15/28 ....         2,000,000         2,031,000
Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%,
 7/15/25 .........................................................................         1,500,000         1,502,280
Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA
 Insured, 5.25%, 7/01/22 .........................................................         1,100,000         1,108,789
Maricopa County GO,
    Hospital District No. 1, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/21 .........         1,250,000         1,337,588
    School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%,
     7/01/14 .....................................................................           135,000           143,944
    School District No. 8, Osborn, Series A, FGIC Insured, Pre-Refunding, 5.875%,
     7/01/14 .....................................................................           365,000           402,241
    School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%,
     7/01/10 .....................................................................           700,000           745,318
    School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%,
     7/01/14 .....................................................................           500,000           521,770
    School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13            570,000           619,362
    School District No. 98, Fountain Hills Unified, AMBAC Insured, 5.75%, 7/01/12            500,000           528,995
Maricopa County IDA,
    Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured, 5.25%,
     11/15/37 ....................................................................         2,000,000         1,999,840
    MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%,
     7/01/29 .....................................................................         2,350,000         2,315,385
    MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%,
     12/20/37 ....................................................................           570,000           570,285
Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 ........................         1,000,000         1,055,140
Maricopa County School District No. 3 GO, Tempe Elementary,
    AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ..................................           255,000           277,761
    Refunding, AMBAC Insured, 6.00%, 7/01/13 .....................................           445,000           473,885
McDowell Mountain Ranch Community Facilities District GO, Refunding, AMBAC
 Insured, 5.00%, 7/15/22 .........................................................         3,745,000         3,677,253
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 ...............................................................         1,500,000         1,566,225
    5.625%, 1/01/29 ..............................................................         2,000,000         2,064,580
Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 .....................         2,500,000         2,479,100
Mohave County Hospital District No. 1 GO, Kingman Regional Medical Center Project,
 FGIC Insured, 6.50%, 6/01/15 ....................................................           610,000           631,008
Peoria Water and Sewer Revenue, FGIC Insured, 5.00%,
    7/01/19 ......................................................................         1,300,000         1,289,132
    7/01/20 ......................................................................         1,390,000         1,372,945
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, FSA
 Insured, 5.00%, 7/01/25 .........................................................         1,500,000         1,462,800
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA
 Insured, Pre-Refunded, 6.90%, 7/01/21 ...........................................         1,000,000         1,117,150
Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien, FGIC
 Insured, 6.00%, 7/01/24 .........................................................         4,875,000         5,299,269
Phoenix Civic Improvement Corp. Water System Revenue, junior lien, MBIA Insured,
 5.375%, 7/01/22 .................................................................         1,000,000         1,014,630
Phoenix IDA, Government Office Lease Revenue, Capital Mall Project, AMBAC Insured,
    5.375%, 9/15/22 ..............................................................         2,000,000         2,041,060
    5.50%, 9/15/27 ...............................................................         1,300,000         1,337,843
Phoenix IDAR, SFMR, Series 1B, FNMA Insured, 6.20%, 6/01/22 ......................           595,000           623,911
Pima County IDA, SFMR,
    GNMA Secured, 6.625%, 11/01/14 ...............................................           495,000           522,032
    Series B-1, GNMA Secured, 6.10%, 5/01/31 .....................................         1,000,000         1,035,300
Pima County IDA MFR, Fountaine Village Apartments, GNMA Secured, 5.55%, 12/20/20 .           625,000           636,419
Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 ..........           845,000           935,187
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series B,
 6.00%, 7/01/26 ..................................................................         2,000,000         2,096,040
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
 Facilities Financing Authority Hospital Revenue, Hospital Auxilio Mutuo
 Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..............................           840,000           896,020
Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%,
 7/01/27 .........................................................................         2,750,000         2,706,303
Salt River Project Agricultural Improvement and Power District Electric System
 Revenue, Series D, 6.25%, 1/01/27 ...............................................         1,205,000         1,245,271
Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%,
 1/01/15 .........................................................................           360,000           382,352
Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, 5.70%, 7/01/20         1,500,000         1,576,410
Tucson GO, Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 .............           650,000           707,298
Tucson Water Revenue, Series D, FGIC Insured, 5.25%
    7/01/23 ......................................................................         3,000,000         3,019,860
    7/01/24 ......................................................................         2,700,000         2,714,256
University of Arizona COP,
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%,
     7/15/16 .....................................................................           500,000           528,675
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%,
     7/15/23 .....................................................................         1,625,000         1,707,274

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
University of Arizona COP, (cont.)
    Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 ...................       $ 1,115,000       $ 1,166,212
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ................         1,000,000         1,055,670
Yavapai County GO,
    Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993,
     Series B, AMBAC Insured, 6.70%, 7/01/09 .....................................           250,000           271,350
    USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ...............           775,000           831,288
Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center,
 Series A, GNMA Secured, 5.40%, 2/20/38 ..........................................         1,575,000         1,569,944
Yuma IDA, Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA Secured,
 5.50%, 12/20/32 .................................................................           920,000           923,974
TOTAL LONG TERM INVESTMENTS (COST $68,863,087) ...................................                          72,013,954
(a)SHORT TERM INVESTMENTS 1.1%
University of Arizona COP, Student Union Bookstore Project, Series B, AMBAC
 Insured, Weekly VRDN and Put, 3.15%, 6/01/24 (COST $800,000) ....................           800,000           800,000
TOTAL INVESTMENTS (COST $69,663,087) 98.5% .......................................                          72,813,954
OTHER ASSETS, LESS LIABILITIES 1.5% ..............................................                           1,083,058
NET ASSETS 100.0% ................................................................                         $73,897,012




See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                       ----------------------------------------------------------------
                                                         2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................    $   9.61      $  10.53      $  10.43      $   9.99      $  10.02
Income from investment operations:
Net investment income(a) ..........................         .49           .48           .51           .53           .53
Net realized and unrealized gains (losses) ........         .74          (.92)          .10           .44          (.03)
Total from investment operations ..................        1.23          (.44)          .61           .97           .50
Less distributions from net investment income .....        (.48)         (.48)         (.51)         (.53)         (.53)
Net asset value, end of year ......................    $  10.36      $   9.61      $  10.53      $  10.43      $   9.99

Total return(b) ...................................       13.10%        (4.22)%        6.01%         9.94%         5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................    $116,581      $108,831      $124,488      $101,506      $ 77,177
Ratios to average net assets:
Expenses ..........................................         .78%          .76%          .42%          .35%          .35%
Expenses excluding waiver and payments by affiliate         .78%          .77%          .79%          .80%          .80%
Net investment income .............................        4.87%         4.79%         4.88%         5.16%         5.36%
Portfolio turnover rate ...........................       29.18%        23.92%         1.81%         8.08%        32.23%



(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                          PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 .........       $ 2,500,000       $ 2,507,225
Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured,
 5.00%, 10/01/27 .................................................................         2,025,000         1,938,836
Broward County HFAR, FSA Insured,
    5.65%, 11/01/22 ..............................................................           500,000           507,400
    5.70%, 11/01/29 ..............................................................           275,000           277,351
Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%,
 6/01/21 .........................................................................         1,000,000         1,030,750
Capital Projects Finance Authority Student Housing Revenue, Capital Projects Loan
 Program, Series F-1, MBIA Insured, 5.00%, 10/01/31  . 1,750,000 .................         1,683,693
Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 .         2,435,000         2,525,485
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%,
 9/01/29 .........................................................................         1,890,000         1,915,194
Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ........         1,000,000         1,007,510
Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
 10/01/30 ........................................................................         2,000,000         2,095,120
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .         1,600,000         1,702,128
Florida HFC Revenue,
    Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ...         1,205,000         1,254,489
    Marina Bay Apartments, Series S, FSA Insured, 5.85%, 8/01/41 .................         1,070,000         1,107,183
Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
 5.25%, 7/01/30 ..................................................................         2,000,000         2,006,180
Florida State Department of General Services Division Facilities Management
 Revenue, Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .........           550,000           563,888
Gulf Breeze Revenue,
    FGIC Insured, 5.80%, 12/01/20 ................................................         1,250,000         1,341,763
    Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 .................         1,915,000         2,085,435
Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 ...............................................................         1,035,000         1,069,445
    Pre-Refunded, 6.00%, 6/01/19 .................................................           965,000         1,013,154
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
 6.25%, 12/01/34 .................................................................         1,500,000         1,598,085
Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 ..............         2,000,000         2,024,600
Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ........         1,250,000         1,276,888
Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured,
 5.00%, 5/01/27 ..................................................................         1,000,000           967,350
Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
    5.75%, 8/01/16 ...............................................................         1,090,000         1,153,841
    5.50%, 8/01/22 ...............................................................           500,000           511,870
Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
 8/01/25 .........................................................................         1,000,000         1,070,880
Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC
 Insured, 5.80%, 10/01/18 ........................................................         1,415,000         1,478,491
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
 6.00%, 10/01/17 .................................................................           500,000           530,955
Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 ...............         4,000,000         4,220,320
Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding,
 MBIA Insured, 6.05%,
    11/01/15 .....................................................................         2,000,000         2,149,000
    11/01/20 .....................................................................         1,500,000         1,591,035
Lynn Haven Capital Improvement Revenue,
    MBIA Insured, 5.50%, 12/01/32 ................................................         2,000,000         2,053,700
    Series A, MBIA Insured, 5.75%, 12/01/16 ......................................         1,000,000         1,054,060
Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured,
 6.00%, 10/01/24 .................................................................           215,000           227,216
Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 .....         1,000,000         1,068,070
Miami Beach Water and Sewer, AMBAC Insured, 5.00%, 9/01/30 .......................         3,000,000         2,892,480
Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC
 Insured, 5.75%, 10/01/29 ........................................................         2,500,000         2,641,100
Miami-Dade County School Board COP, Refunding, Series C, FSA Insured, 5.00%,
 8/01/25 .........................................................................         2,000,000         1,928,880
Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 5.00%,
 10/01/37 ........................................................................         1,000,000           956,370
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
 6.75%, 10/01/25 .................................................................         2,000,000         2,220,560
Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ............         4,220,000         4,344,192
Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 .................................           500,000           528,890
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ....................................           490,000           508,179
Orange County Health Facilities Authority Revenue,
    Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ....................         1,000,000         1,033,960
    MBIA Insured, 6.00%, 11/01/24 ................................................           700,000           723,541
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ........................         1,700,000         1,801,490
Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .........         1,000,000         1,063,950
Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ....................         1,000,000         1,024,280

FRANKLIN TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                               AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
    10/01/22 .....................................................................      $  1,000,000      $  1,029,550
    10/01/31 .....................................................................         2,500,000         2,572,125
Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
 5.70%, 12/01/17 .................................................................           530,000           540,807
Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
 6.10%, 4/01/17 ..................................................................         1,225,000         1,266,111
Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%,
 6/01/15 .........................................................................         1,000,000         1,061,660
Palm Beach County Individual Development Revenue, South Florida Fair Project,
 AMBAC Insured, 5.50%, 6/01/31 ...................................................         2,000,000         2,047,820
Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/22 .......         3,000,000         3,253,380
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA
 Insured, 5.00%, 1/15/30 .........................................................         2,000,000         1,916,360
Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21         1,000,000         1,059,090
Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA
 Insured, 5.125%, 9/01/27 ........................................................         4,000,000         3,968,440
Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 ...........         1,000,000         1,050,160
Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%,
 7/01/25 .........................................................................         1,000,000         1,027,290
Puerto Rico Public Finance Corp. Revenue, Commonweatlh Appropriation, Series A,
 FSA Insured, 5.00%, 6/01/26 .....................................................         1,010,000           995,668
Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ..........           520,000           542,682
Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
 7/01/14 .........................................................................         1,000,000         1,093,130
South Miami Health Facilities Authority Hospital Revenue, Baptist Health System
 Obligation Group, MBIA Insured, 5.00%, 11/15/28 .................................         2,000,000         1,902,100
(b)St. Augustine Public Service Tax and Guaranteed Entitlement Revenue, Refunding
 and Improvement, AMBAC Insured, 5.00%, 10/01/30 .................................           750,000           721,973
St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
 Management Benefit, Refunding, senior lien, Series A, MBIA Insured, 5.25%,
 5/01/25 .........................................................................         5,000,000         5,023,100
St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured,
 6.125%, 10/01/32 ................................................................         2,240,000         2,457,683
Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
    6.70%, 10/01/14 ..............................................................           500,000           536,975
    6.80%, 10/01/24 ..............................................................           500,000           538,190
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ......         2,000,000         2,029,920
Tampa Water and Sewer Revenue, FGIC Insured, 5.50%, 10/01/29 .....................         3,000,000         3,076,170
Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ..................         1,000,000         1,025,390
Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ..           490,000           539,392
Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured,
 5.00%, 11/01/21 .................................................................         1,000,000           977,270
West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured,
 6.75%, 10/01/14 .................................................................           500,000           544,615
                                                                                                          ------------
TOTAL LONG TERM INVESTMENTS (COST $109,836,958) ..................................                         115,073,513
                                                                                                          ------------
(a)SHORT TERM INVESTMENTS .4%
Pinellas County Health Facilities Authority Revenue, Health Care Facilities,
 Mease, Series A, Weekly VRDN and Put, 3.5%, 11/01/15 (COST $500,000) ............           500,000           500,000
                                                                                                          ------------
TOTAL INVESTMENTS (COST $110,336,958) 99.1% ......................................                         115,573,513
OTHER ASSETS, LESS LIABILITIES .9% ...............................................                           1,007,501
                                                                                                          ------------
NET ASSETS 100.0% ................................................................                        $116,581,014
                                                                                                          ============


See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                   -------------------------------------------------------------------------
CLASS A                                               2001          2000(c)            1999           1998            1997
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $    11.24     $    12.26        $    12.31     $    12.15     $    12.27
                                                   -------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................             .60            .61               .63            .66            .69
 Net realized and unrealized gains (losses) .             .74          (1.00)              .06            .29           (.11)
                                                   -------------------------------------------------------------------------
Total from investment operations ............            1.34           (.39)              .69            .95            .58
                                                   -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.60)          (.61)             (.64)          (.67)          (.70)
 Net realized gains .........................              --           (.02)             (.10)          (.12)            --
                                                   -------------------------------------------------------------------------
Total distributions .........................            (.60)          (.63)             (.74)          (.79)          (.70)
                                                   -------------------------------------------------------------------------
Net asset value, end of year ................      $    11.98     $    11.24        $    12.26     $    12.31     $    12.15
                                                   =========================================================================

Total return(b) .............................           12.24%         (3.21)%            5.72%          8.09%          4.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $1,472,089     $1,445,546        $1,727,014     $1,685,260     $1,662,087
Ratios to average net assets:
 Expenses ...................................             .62%           .62%              .62%           .61%           .60%
 Net investment income ......................            5.23%          5.23%             5.11%          5.44%          5.68%
Portfolio turnover rate .....................           10.40%         13.29%            13.16%         27.77%         18.66%


CLASS B
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $    11.24     $    11.14
                                                   -------------------------
Income from investment operations:
 Net investment income(a) ...................             .55            .05
 Net realized and unrealized gains ..........             .75            .10
                                                   -------------------------
Total from investment operations ............            1.30            .15
                                                   -------------------------
Less distributions from net investment income            (.54)          (.05)
                                                   -------------------------
Net asset value, end of year ................      $    12.00     $    11.24
                                                   =========================

Total return(b) .............................           11.80%          1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $    6,291     $       63
Ratios to average net assets:
 Expenses ...................................            1.18%          1.18%(d)
 Net investment income ......................            4.68%          5.23%(d)
Portfolio turnover rate .....................           10.40%         13.29%




(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
(d) Annualized

FRANKLIN  TAX-FREE  TRUST
Financial Highlights (continued)
FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                      YEAR ENDED FEBRUARY 28,
                                                   -------------------------------------------------------------
CLASS C                                              2001         2000          1999         1998         1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  11.31     $  12.33      $  12.38     $  12.21     $  12.31
                                                   -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................           .55          .55           .57          .60          .62
 Net realized and unrealized gains (losses) .           .73        (1.00)          .05          .29         (.09)
                                                   -------------------------------------------------------------
Total from investment operations ............          1.28         (.45)          .62          .89          .53
                                                   -------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.54)        (.55)         (.57)        (.60)        (.63)
 Net realized gains .........................            --         (.02)         (.10)        (.12)          --
                                                   -------------------------------------------------------------
Total distributions .........................          (.54)        (.57)         (.67)        (.72)        (.63)
                                                   -------------------------------------------------------------
Net asset value, end of year ................      $  12.05     $  11.31      $  12.33     $  12.38     $  12.21
                                                   =============================================================

Total return(b) .............................         11.55%       (3.74)%        5.12%        7.52%        4.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 62,212     $ 56,627      $ 65,166     $ 38,057     $ 21,521
Ratios to average net assets:
 Expenses ...................................          1.18%        1.18%         1.18%        1.18%        1.17%
 Net investment income ......................          4.67%        4.66%         4.54%        4.86%        5.10%
Portfolio turnover rate .....................         10.40%       13.29%        13.16%       27.77%       18.66%





(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
BONDS 97.4%
ALABAMA 2.6%
Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA
 Insured, Pre-Refunded, 6.50%, 7/01/12 ...........................................       $ 1,000,000       $ 1,050,260
Alabama Water Pollution Control Authority Revolving Fund Loan, AMBAC Insured,
 6.25%, 8/15/14 ..................................................................           100,000           100,765
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured,
    5.25%, 6/01/18 ...............................................................         5,000,000         5,072,700
    5.125%, 6/01/28 ..............................................................         1,500,000         1,458,045
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue,
 Merscot-Auburn LP Project, FGIC Insured, 7.30%, 1/01/12 .........................         1,260,000         1,291,891
Bessemer Governmental Utility Services Corp., Water Supply Revenue, MBIA Insured,
 5.25%, 6/01/32 ..................................................................         5,000,000         4,939,050
Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
 5.50%, 6/01/30 ..................................................................         1,670,000         1,707,909
East Alabama Health Care Authority Health Care Facilities Revenue, Tax
 Anticipation Bond, Series A, MBIA Insured, 5.25%, 9/01/28 .......................         8,000,000         7,795,520
Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured,
 6.375%, 6/01/22 .................................................................           300,000           311,526
Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.125%, 2/01/29 ............         6,650,000         6,490,533
    wts., Series D, FGIC Insured, 5.75%, 2/01/22 .................................         5,000,000         5,221,600
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital
 and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ............................         4,000,000         4,238,320
                                                                                                           -----------
                                                                                                            39,678,119
                                                                                                           -----------
ALASKA 1.3%
Alaska Energy Authority Power Revenue, Bradley Lake Project, BIG Insured, 6.25%,
 7/01/21 .........................................................................             5,000             5,020
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17          3,000,000         3,027,030
Alaska Industrial Development and Export Authority Revenue, Revolving Fund,
 Refunding, Series A, MBIA Insured, 6.125%, 4/01/27 ..............................         5,000,000         5,318,450
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
    6.00%, 6/01/27 ...............................................................         5,000,000         5,153,350
    5.875%, 12/01/30 .............................................................           485,000           492,353
    6.10%, 12/01/37 ..............................................................         5,000,000         5,146,050
University of Alaska Revenues, Series B, AMBAC Insured, Pre-Refunded, 6.50%,
 10/01/17 ........................................................................           250,000           261,603
                                                                                                           -----------
                                                                                                            19,403,856
                                                                                                           -----------
ARIZONA 3.4%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM,
 7.70%, 8/01/10 ..................................................................         6,000,000         7,391,040
Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 ........         2,200,000         2,241,712
Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%,
 7/01/10 .........................................................................           500,000           622,215
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services,
 Refunding, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 .........................           300,000           366,114
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 ...............................................................        18,000,000        18,794,700
    5.625%, 1/01/29 ..............................................................        12,655,000        13,063,630
Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%,
 8/15/28 .........................................................................         3,000,000         3,115,440
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 ...............           270,000           274,820
Salt River Project Agricultural Improvement and Power District Electric System
 Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ......................         1,150,000         1,158,614
Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ..         5,000,000         5,540,650
                                                                                                           -----------
                                                                                                            52,568,935
                                                                                                           -----------
ARKANSAS .5%
Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
 MBIA Insured, 6.50%, 7/01/10 ....................................................         2,000,000         2,324,840
Little Rock School District GO, Refunding, Series B, FSA Insured, 5.50%, 2/01/33 .         3,970,000         4,085,170
Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 .............         1,000,000         1,042,500
                                                                                                             7,452,510
CALIFORNIA 2.1%
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .....        15,000,000        20,635,350
Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding,
 MBIA Insured, 6.10%, 8/01/19 ....................................................         1,515,000         1,555,072
Oakland RDA, Tax Allocation, Central District Redevelopment, Refunding, AMBAC
 Insured, 5.50%, 2/01/14 .........................................................           250,000           277,630
Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%,
 11/15/20 ........................................................................         2,750,000         2,775,960
San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 .....         1,035,000         1,065,170

FRANKLIN TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding,
 Series A, MBIA Insured, 5.25%, 1/15/30 ..........................................       $ 4,000,000       $ 4,033,040
Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%,
 4/01/22 .........................................................................         1,460,000         1,519,480
                                                                                                           -----------
                                                                                                            31,861,702
                                                                                                           -----------
COLORADO 5.5%
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ....................         8,695,000         9,099,752
Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ...................................         3,000,000         3,214,410
Centennial Water and Sanitation District Water and Sewer Revenue, Refunding,
 Series A, FSA Insured, 5.125%, 12/01/17 .........................................         5,000,000         5,042,500
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan
 Program, Series A, FSA Insured, 7.25%, 7/15/17 ..................................         1,174,000         1,209,643
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior
 Series A, MBIA Insured, 5.00%, 9/01/21 ..........................................         5,000,000         4,918,150
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ......         2,455,000         2,585,802
Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 ......................................................................           350,000           361,498
    3/01/17 ......................................................................           440,000           452,333
Colorado Water Resource and Power Development Authority Small Water Resource
 Revenue, Series A, FGIC Insured, 6.70%, 11/01/12 ................................         2,000,000         2,104,260
Denver City and County Airport Revenue,
    Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ................................         8,000,000         8,902,320
    Series E, MBIA Insured, 5.50%, 11/15/25 ......................................         5,000,000         5,110,450
Denver City and County Board of Water Commissioners COP, FGIC Insured,
    6.625%, 11/15/11 .............................................................           545,000           560,685
    Pre-Refunded, 6.625%, 11/15/11 ...............................................           955,000           986,104
Denver City and County Revenue, Children's Hospital Association Project, FGIC
 Insured, 6.00%, 10/01/15 ........................................................         3,000,000         3,148,800
Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA
 Insured, Pre-Refunded, 6.60%, 12/15/14 ..........................................         3,600,000         3,955,824
Goldsmith Metropolitan District GO, Refunding, MBIA Insured, 6.125%, 12/01/12 ....         2,000,000         2,065,460
Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 ...................         5,000,000         5,312,500
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .......            90,000            92,785
La Plata County School District No. R-9, GO, Durango City, FGIC Insured, 6.55%,
 11/01/12 ........................................................................           490,000           513,574
Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA
 Insured, 5.50%, 6/01/12 .........................................................         1,000,000         1,031,990
Mountain College Residence Hall Revenue Authority, MBIA Insured,
    5.625%, 6/01/12 ..............................................................         1,900,000         2,021,923
    5.75%, 6/01/23 ...............................................................         3,000,000         3,112,560
Parker Water and Sanitation District Water and Sewer Revenue, Refunding, FGIC
 Insured, 6.20%, 10/01/15 ........................................................           275,000           280,423
Postsecondary Educational Facilities Authority Revenue, University of Denver
 Project, Refunding, Connie Lee Insured, 6.00%, 3/01/10 ..........................         1,000,000         1,042,810
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%,
 11/01/12 ........................................................................           235,000           245,535
University of Colorado Hospital Authority Revenue,
    Refunding, Series A, AMBAC Insured, 5.20%, 11/15/17 ..........................         5,425,000         5,481,257
    Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ..........................         7,800,000         7,759,362
    Series A, AMBAC Insured, 5.00%, 11/15/29 .....................................         5,000,000         4,772,600
                                                                                                           -----------
                                                                                                            85,385,310
                                                                                                           -----------
CONNECTICUT .6%
Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 .....................           335,000           343,931
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 .......................         2,450,000         2,568,017
    Series E, MBIA Insured, Pre-Refunded, 6.50%, 7/01/14 .........................         1,665,000         1,715,283
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 .......         2,000,000         2,192,860
New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%,
 12/01/15 ........................................................................         2,000,000         2,067,720
                                                                                                           -----------
                                                                                                             8,887,811
                                                                                                           -----------
DELAWARE .3%
Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%,
 5/01/19 .........................................................................         1,000,000         1,046,760
Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
 Pre-Refunded, 7.00%, 10/01/15 ...................................................         2,900,000         3,178,922
                                                                                                           -----------
                                                                                                             4,225,682
                                                                                                           -----------
FLORIDA 3.2%
Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ................         1,800,000         1,851,930
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ......         1,000,000         1,034,430
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..           200,000           249,882
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B,
 FGIC Insured, 5.25%, 10/01/28 ...................................................         2,500,000         2,507,350

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
 6.25%, 12/01/34 .................................................................       $ 1,000,000       $ 1,065,390
Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%,
 8/15/24 .........................................................................         3,000,000         3,105,840
Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding,
 MBIA Insured, 6.05%,
    11/01/15 .....................................................................         1,000,000         1,074,500
    11/01/20 .....................................................................         1,000,000         1,060,690
Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ............         2,000,000         2,034,780
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .....         5,000,000         5,611,150
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .............         1,000,000         1,052,810
Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 ................................................           260,000           268,744
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ........................           740,000           784,178
Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%, 10/01/31 ....         1,000,000         1,028,850
Orlando and Orange County Expressway Authority Expressway Revenue, junior lien,
 FGIC Insured, 6.50%,
    7/01/10 ......................................................................           100,000           116,827
    7/01/12 ......................................................................           225,000           266,321
Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured,
 5.50%, 10/01/26 .................................................................         2,535,000         2,544,937
Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
 6.10%, 4/01/17 ..................................................................         1,000,000         1,033,560
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA
 Insured, 5.00%, 11/15/30 ........................................................         5,750,000         5,509,535
Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ..           950,000         1,003,894
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ..............         5,000,000         4,853,900
Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%,
 10/01/19 ........................................................................         3,500,000         3,445,785
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
 7.15%, 11/01/15 .................................................................           250,000           314,330
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ......         2,000,000         2,029,920
Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 .........         2,000,000         2,108,480
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical
 University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 .................         3,500,000         3,544,590
                                                                                                           -----------
                                                                                                            49,502,603
                                                                                                           -----------
GEORGIA 4.5%
Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%,
 1/01/26 .........................................................................        13,750,000        14,167,450
Atlanta GO, Refunding, FGIC Insured, 5.00%,
    12/01/20 .....................................................................         4,775,000         4,663,408
    12/01/23 .....................................................................         6,000,000         5,809,500
Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%,
 11/01/29 ........................................................................        10,000,000         9,659,700
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
 10/01/14 ........................................................................         1,535,000         1,752,095
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding,
 2nd Series, AMBAC Insured, 5.25%, 5/01/34 .......................................         5,000,000         4,968,500
Cherokee County Water and Sewage Authority Revenue,
    FGIC Insured, 5.00%, 8/01/27 .................................................         1,500,000         1,444,605
    Refunding, MBIA Insured, 6.90%, 8/01/18 ......................................         1,000,000         1,030,610
Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12         1,500,000         1,552,905
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
 MBIA Insured, 6.50%, 7/01/24 ....................................................         1,010,000         1,033,846
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates,
 Columbus Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ..............        15,000,000        15,381,600
Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 ....         3,500,000         3,634,260
Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding,
 Series A, MBIA Insured, 5.55%, 1/01/24 ..........................................         1,590,000         1,608,651
Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA
 Insured, 5.375%, 7/01/29 ........................................................         2,300,000         2,330,475
                                                                                                           -----------
                                                                                                            69,037,605
                                                                                                           -----------
HAWAII 1.4%
Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12 ......................................................................         1,000,000         1,093,750
    5/01/13 ......................................................................         1,000,000         1,088,360
Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ........         3,000,000         3,130,260
    Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ......         2,000,000         2,082,340
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ..........         4,000,000         4,152,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII (CONT.)
Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
    7/01/05 ......................................................................       $   535,000       $   562,558
    7/01/06 ......................................................................           605,000           635,202
    7/01/07 ......................................................................           610,000           639,073
Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ..............         6,250,000         6,098,313
Kauai County GO, Series A, FGIC Insured, 6.125%, 8/01/23 .........................         1,755,000         1,904,351
                                                                                                           -----------
                                                                                                            21,386,207
                                                                                                           -----------
IDAHO .1%
Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%,
 4/01/19 .........................................................................         1,000,000         1,089,810
                                                                                                           -----------
ILLINOIS 3.2%
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
 5.25%, 12/01/30 .................................................................         2,000,000         1,958,560
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%,
 1/01/09 .........................................................................           320,000           361,056
Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 ..................           100,000           102,850
Cicero GO, FSA Insured, 6.90%, 12/01/12 ..........................................         1,500,000         1,601,040
Cook County Community College District No. 508 COP, FGIC Insured,
    8.50%, 1/01/02 ...............................................................         7,470,000         7,782,545
    8.75%, 1/01/05 ...............................................................         5,000,000         5,847,150
Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10          4,452,000         4,601,988
    Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ...........         3,080,000         3,342,478
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
     11/15/28 ....................................................................         5,000,000         4,741,350
    Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 .......................           403,000           430,541
    Series 1990, FSA Insured, 7.75%, 8/15/10 .....................................         2,362,000         2,409,240
    Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ................................            50,000            63,050
    Series B, MBIA Insured, 7.90%, 8/15/03 .......................................         1,513,000         1,517,690
    Silver Cross Hospital, MBIA Insured, Pre-Refunded, 7.00%, 8/15/21 ............         1,000,000         1,035,630
Illinois State COP, FSA Insured, Pre-Refunded, 6.95%, 7/01/13 ....................         5,750,000         6,114,378
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
 6.50%, 1/01/06 ..................................................................           300,000           332,715
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick
 Place Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 .....         4,225,000         4,147,852
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ....         2,000,000         2,102,820
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%,
 11/01/20 ........................................................................           300,000           378,027
                                                                                                           -----------
                                                                                                            48,870,960
                                                                                                           -----------
INDIANA .2%
Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital
 Project, Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ................           250,000           261,238
Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%,
 6/01/15 .........................................................................           500,000           450,890
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
 7.10%, 7/01/17 ..................................................................           500,000           514,410
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC
 Insured, Pre-Refunded, 6.45%, 1/01/15 ...........................................         1,500,000         1,621,335
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%,
 3/01/16 .........................................................................           185,000           191,664
                                                                                                           -----------
                                                                                                             3,039,537
                                                                                                           -----------
IOWA .1%
Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project,
 Refunding, Series B, MBIA Insured, 6.50%, 1/01/24 ...............................         2,095,000         2,142,619
                                                                                                           -----------
KANSAS .5%
Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
 7.00%, 6/01/31 ..................................................................         3,350,000         3,439,479
Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ..................           570,000           582,688
Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
 5.80%, 11/15/21 .................................................................         1,330,000         1,374,076
Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured,
 6.25%, 10/01/10 .................................................................         2,000,000         2,097,580
                                                                                                           -----------
                                                                                                             7,493,823
                                                                                                           -----------
KENTUCKY .8%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 ..............................................................         2,000,000         2,031,080
    5.50%, 6/01/28 ...............................................................           750,000           765,863
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services
 Inc., AMBAC Insured, 6.55%, 5/01/22 .............................................         1,000,000         1,042,100

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY (CONT.)
Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured,
 5.70%, 2/01/20 ..................................................................       $ 1,250,000       $ 1,298,713
Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 ...........         2,000,000         1,869,080
    St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22          2,375,000         2,488,834
Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland
 Hospital Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12         1,000,000         1,052,200
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
 Revenue, Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ..................         2,000,000         2,244,360
                                                                                                           -----------
                                                                                                            12,792,230
                                                                                                           -----------
LOUISIANA
New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ...           500,000           528,840
                                                                                                           -----------
MAINE .5%
Maine State Health and Higher Educational Facilities Authority Revenue,
    Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 ......         2,000,000         2,076,580
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ..........................         2,000,000         2,240,480
    Series C, FSA Insured, 6.20%, 7/01/25 ........................................         2,015,000         2,125,543
Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 ......................................................................         1,180,000         1,259,733
    9/01/12 ......................................................................           535,000           574,970
                                                                                                           -----------
                                                                                                             8,277,306
                                                                                                           -----------
MARYLAND .6%
Baltimore Revenue, Wastewater Project, Refunding, Series A, FSA Insured, 5.75%,
 7/01/30 .........................................................................         5,880,000         6,178,116
Maryland State CDA, Department of Housing and Community Development Revenue,
 Infrastructure Financing, Series A, AMBAC Insured,
    6.625%, 6/01/12 ..............................................................           245,000           255,337
    Pre-Refunded, 6.625%, 6/01/12 ................................................         1,755,000         1,857,299
    Pre-Refunded, 6.625%, 6/01/22 ................................................           820,000           868,536
Maryland State Health and Higher Educational Facilities Authority Revenue,
 University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ...           200,000           241,264
                                                                                                           -----------
                                                                                                             9,400,552
                                                                                                           -----------
MASSACHUSETTS 6.9%
Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded,
 6.00%, 11/01/21 .................................................................         3,700,000         3,765,268
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%,
 3/01/18 .........................................................................         1,125,000         1,133,449
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
 Refunding, Series A, AMBAC Insured, 6.00%, 7/01/18 ..............................         4,455,000         4,538,353
Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ..............        10,000,000        10,606,000
    Boston Medical Center, Series A, MBIA Insured, 5.00%, 7/01/29 ................         2,785,000         2,620,267
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18 ...........         2,000,000         1,954,540
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ...........         5,000,000         4,743,550
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ..........         5,000,000         4,892,550
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ................         3,000,000         2,888,700
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .........         1,000,000         1,000,490
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%,
     7/01/20 .....................................................................         9,220,000         9,926,713
    Massachusetts Medical Center, Series A, AMBAC Insured, Pre-Refunded, 7.10%,
     7/01/21 .....................................................................         1,000,000         1,031,940
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 .......         1,085,000         1,150,697
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .............         8,500,000         8,897,290
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ..........         9,700,000         9,629,093
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ....................         8,000,000         7,866,240
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ....................         1,120,000         1,169,414
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ......           880,000           933,002
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 .........         2,000,000         2,091,040
Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ........         3,000,000         3,198,480
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%,
     2/01/15 .....................................................................         5,000,000         5,326,150
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ............................         3,000,000         3,052,380

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MASSACHUSETTS (CONT.)
Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ............................      $  4,000,000      $  4,167,520
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ...........         1,590,000         1,625,346
Massachusetts State Port Authority Revenue, (cont.)
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ...........         1,560,000         1,589,422
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ...........         2,155,000         2,191,312
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ...........         2,910,000         2,957,084
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub...
 lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ........................         2,100,000         2,021,607
                                                                                                          ------------
                                                                                                           106,967,897
                                                                                                          ------------
MICHIGAN 3.9%
Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 .............         1,000,000           964,590
Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ....................         6,000,000         5,794,860
Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 ...................         7,250,000         7,397,393
Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial
 Hospital, Series A, AMBAC Insured, 5.25%, 6/01/17 ...............................           500,000           504,620
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
 Hospital, Refunding and Improvement,
    MBIA Insured, 5.875%, 5/15/26 ................................................         5,500,000         5,753,550
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ........................         2,000,000         2,153,400
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
 Refunding, Series D, FSA Insured, 6.10%, 4/01/19 ................................         5,000,000         5,319,050
Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%,
     2/15/22 .....................................................................         2,000,000         1,992,380
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..         6,725,000         6,510,876
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ...        10,000,000         9,405,200
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .         2,500,000         2,636,150
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. .....
 Pollution Project, Refunding,
    FGIC Insured, 6.875%, 12/01/21 ...............................................           200,000           207,146
    Series BB, AMBAC Insured, 7.00%, 5/01/21 .....................................           250,000           311,183
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 ...........         3,400,000         3,422,100
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ....................         3,845,000         3,885,834
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ...............         3,180,000         3,188,045
                                                                                                          ------------
                                                                                                            59,446,377
                                                                                                          ------------
MINNESOTA 3.6%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%,
 1/20/31 .........................................................................         2,000,000         2,090,580
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
 Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...........        12,280,000        12,807,672
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
 2/01/22 .........................................................................         2,005,000         2,048,369
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B,
 AMBAC Insured, 5.50%, 1/01/18 ...................................................         2,100,000         2,131,584
Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 ...............        11,850,000        12,414,416
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A,
 AMBAC Insured, 5.75%, 1/01/18 ...................................................         2,870,000         2,958,913
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota
 Obligated Group, Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 .............         6,500,000         6,567,080
Washington County GO,
    Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%,
     7/01/24 .....................................................................         1,200,000         1,241,760
    Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 .         2,415,000         2,502,906
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA
 Insured, 6.125%, 1/01/16 ........................................................         8,350,000         8,387,993
Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ............................         2,915,000         2,951,933
                                                                                                          ------------
                                                                                                            56,103,206
                                                                                                          ------------
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment
 Facilities, Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ...................           200,000           272,656
                                                                                                          ------------
MISSOURI .8%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA
 Insured, 5.55%, 8/01/25 .........................................................           340,000           345,712
Missouri State Health and Educational Facilities Authority Health Facilities
 Revenue, Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ........         1,000,000         1,044,640

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI (CONT.)
Saint Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured,
 6.375%, 3/15/07 .................................................................       $ 2,850,000       $ 2,973,947
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .................           185,000           186,023
St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ......         2,000,000         2,137,220
    Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ........         2,025,000         2,205,873
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ............         2,950,000         3,077,470
                                                                                                           -----------
                                                                                                            11,970,885
                                                                                                           -----------
MONTANA 1.0%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%,
 3/01/22 .........................................................................         4,475,000         4,668,857
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ....................           750,000           787,643
Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured,
 ETM, 6.875%, 6/01/20 ............................................................         8,500,000         8,729,365
Montana State University Revenue, Higher Education Facilities, Acquisition and
 Improvement, Series C, MBIA Insured, 6.00%, 11/15/14 ............................         1,000,000         1,002,900
                                                                                                           -----------
                                                                                                            15,188,765
                                                                                                           -----------
NEBRASKA .6%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project
 No. 1, MBIA Insured, ETM, 6.70%, 6/01/22 ........................................         2,500,000         2,935,600
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured,
 Pre-Refunded, 6.20%, 12/01/14 ...................................................         2,000,000         2,130,680
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding,
 Series A, AMBAC Insured, 6.00%,
    4/01/15 ......................................................................         2,000,000         2,093,100
    4/01/17 ......................................................................         1,350,000         1,392,917
Nebraska Educational Finance Authority Revenue, Creighton University Project,
 AMBAC Insured, 5.95%, 1/01/11 ...................................................         1,000,000         1,081,970
                                                                                                           -----------
                                                                                                             9,634,267
                                                                                                           -----------
NEVADA .7%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ............         1,000,000         1,015,680
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .........................           250,000           295,345
Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ..........         4,000,000         4,788,920
Director of State Department of Business and Industry Revenue, Las Vegas Monorail
 Project, First Tier, AMBAC Insured, 5.625%, 1/01/34 .............................         5,000,000         5,123,850
                                                                                                           -----------
                                                                                                            11,223,795
                                                                                                           -----------
NEW HAMPSHIRE .7%
New Hampshire Higher Education and Health Facilities Authority Revenue,
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ...............         6,750,000         6,907,815
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 ...................         4,000,000         4,146,160
                                                                                                           -----------
                                                                                                            11,053,975
                                                                                                           -----------
NEW JERSEY .8%
Essex County Improvement Authority Revenue,
    Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 ...........         2,525,000         2,698,846
    Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 ..         3,000,000         3,401,580
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ...............................         3,575,000         3,608,605
Mount Laurel Township Municipal Utility Authority, Utility System Revenue,
    Refunding, Series, A, MBIA Insured, 6.00%, 7/01/15 ...........................           785,000           815,827
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 .........................         1,215,000         1,303,889
New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured,
 6.50%, 1/01/16 ..................................................................           300,000           356,094
                                                                                                           -----------
                                                                                                            12,184,841
                                                                                                           -----------
NEW MEXICO .5%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC
 Insured, 6.375%, 12/15/22 .......................................................         5,000,000         5,203,200
Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ..         2,000,000         2,092,900
New Mexico Mortgage Finance Authority SFM Program Revenue, Series C, FGIC Insured,
 8.625%, 7/01/17 .................................................................           545,000           546,940
                                                                                                           -----------
                                                                                                             7,843,040
                                                                                                           -----------
NEW YORK 6.9%
Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 .........           900,000         1,046,349
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC
 Insured, 5.375%, 6/01/27 ........................................................         3,945,000         3,987,803
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA
 Insured, 5.75%, 8/01/29 .........................................................         5,000,000         5,243,150

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%,
 8/01/12 .........................................................................      $    105,000      $    111,272
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ............................        10,405,000        10,388,872
    Series B, AMBAC Insured, 5.25%, 6/15/29 ......................................         5,000,000         4,992,250
New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA
 Insured, 5.80%, 7/01/26 .........................................................         2,000,000         2,083,460
New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .............................         4,000,000         4,108,960
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ......         1,500,000         1,541,715
    Pace University, MBIA Insured, 5.70%, 7/01/22 ................................         7,500,000         7,816,950
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 .....................         2,500,000         2,622,700
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ........................           695,000           713,077
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ..........................        15,000,000        15,524,550
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .......................         4,000,000         4,024,440
New York State Energy Research and Development Authority Electric Facilities
 Revenue, Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27 ....         5,000,000         5,063,000
New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%,
     10/01/13 ....................................................................         3,500,000         3,614,905
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%,
     5/15/32 .....................................................................         5,000,000         5,196,350
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
 International Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 ..................         9,000,000         9,470,970
Port Authority of New York and New Jersey Revenue, Consolidated, 102nd Series,
 MBIA Insured,
    5.625%, 10/15/17 .............................................................         5,000,000         5,099,100
    5.875%, 10/15/27 .............................................................        10,000,000        10,252,100
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
 Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ..............................         1,495,000         1,470,871
                                                                                                          ------------
                                                                                                           104,372,844
                                                                                                          ------------
NORTH CAROLINA 2.5%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .....................         1,000,000         1,032,210
Catawba County Hospital Revenue, Catawba Memorial Hospital Project, Refunding,
 AMBAC Insured, 5.00%, 10/01/17 ..................................................         1,125,000         1,111,230
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
 MBIA Insured, 5.00%, 10/01/28 ...................................................         7,000,000         6,648,600
North Carolina Medical Care Commission Health Care Facilities Revenue, Novant
 Health Project, Series B, MBIA Insured, 5.00%, 10/01/28 .........................        11,300,000        10,732,740
North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ........................         5,000,000         4,939,400
    Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ...         5,000,000         4,825,400
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA
 Insured, ETM, 6.50%, 1/01/10 ....................................................            20,000            22,807
Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%,
    11/01/25 .....................................................................         5,000,000         4,881,950
    (b)11/01/31 ..................................................................         4,000,000         3,871,800
                                                                                                          ------------
                                                                                                            38,066,137
                                                                                                          ------------
NORTH DAKOTA .4%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA
 Insured, 5.625%, 8/15/27 ........................................................         5,390,000         5,456,620
North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured,
 6.75%, 6/01/11 ..................................................................           300,000           302,310
                                                                                                          ------------
                                                                                                             5,758,930
                                                                                                          ------------
OHIO 4.7%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%,
 9/01/14 .........................................................................         2,000,000         2,074,520
Cleveland Airport Systems Revenue, Series A, FSA Insured,
    5.125%, 1/01/27 ..............................................................         4,000,000         3,869,080
    5.00%, 1/01/31 ...............................................................         7,000,000         6,737,220
Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 .............         2,750,000         2,682,020
    Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ........................         1,625,000         1,698,515
Elyria GO, FGIC Insured, 5.40%, 12/01/17 .........................................         2,400,000         2,469,360
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured,
 5.00%, 12/01/27 .................................................................         3,250,000         3,138,233
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .......         3,015,000         3,046,175
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ....         1,750,000         1,799,613

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO (CONT.)
Licking Heights Local School District GO, School Facilities Construction and
 Improvements, Series A, FGIC Insured, 5.625%, 12/01/28 ..........................       $ 3,465,000       $ 3,669,158
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
 AMBAC Insured, 5.375%, 11/15/29 .................................................         5,000,000         5,046,150
Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ....................         7,500,000         7,535,925
Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ...........................         1,870,000         1,917,891
Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of
 Beneficial Interest, AMBAC Insured, 5.375%, 2/15/24 .............................         5,500,000         5,539,600
Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured,
 Pre-Refunded, 5.50%, 2/15/26 ....................................................        14,000,000        15,262,520
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%,
 6/01/24 .........................................................................         2,950,000         2,920,117
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 .............         3,100,000         3,200,719
                                                                                                           -----------
                                                                                                            72,606,816
                                                                                                           -----------
OKLAHOMA .5%
Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 ........           340,000           353,202
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ................           300,000           336,123
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC
 Insured, 6.00%, 1/01/12 .........................................................         2,000,000         2,085,660
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage,
 MBIA Insured, 6.20%, 3/01/20 ....................................................         1,625,000         1,746,859
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured,
 6.95%, 12/01/22 .................................................................           145,000           149,498
Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured,
 Pre-Refunded, 6.75%, 12/01/14 ...................................................         3,270,000         3,673,289
                                                                                                           -----------
                                                                                                             8,344,631
                                                                                                           -----------
OREGON 1.9%
Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%,
 6/01/16 .........................................................................         3,000,000         3,288,660
Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%,
 6/01/26 .........................................................................         2,500,000         2,722,950
Deschutes and Jefferson Counties School District No. 2-J GO, Redmond, MBIA
 Insured, 5.60%, 6/01/09 .........................................................         1,500,000         1,544,640
Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ..........         5,000,000         5,297,750
Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured,
 5.625%, 12/01/22 ................................................................         1,000,000         1,018,280
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
 11/15/12 ........................................................................           700,000           738,367
Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15          1,500,000         1,541,160
Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ..................................         5,000,000         5,522,800
    MBIA Insured, 5.70%, 5/01/17 .................................................         1,000,000         1,038,770
Port of Portland International Airport Revenue, Portland International Airport,
 Series 11, FGIC Insured, 5.625%, 7/01/26 ........................................         1,000,000         1,014,580
Washington County Unified Sewer Agency Revenue, senior lien,
    FGIC Insured, 5.50%, 10/01/16 ................................................         1,845,000         1,914,261
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ......................         1,000,000         1,080,760
Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of
 St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured,
 5.875%, 8/01/12 .................................................................         3,000,000         3,195,060
                                                                                                           -----------
                                                                                                            29,918,038
                                                                                                           -----------
PENNSYLVANIA 2.5%
Allegheny County Hospital Development Authority Revenue, Health System, Series A,
 MBIA Insured, 6.50%, 11/15/30 ...................................................        10,000,000        10,996,000
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ..........         2,000,000         2,198,540
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital,
 Refunding, Series B, Connie Lee Insured, Pre-Refunded, 6.375%, 7/01/18 ..........         5,000,000         5,276,700
Lehigh County General Purpose Authority Revenue, Hospital Healtheast Inc.,
 Refunding, Series A, MBIA Insured, 7.00%, 7/01/15 ...............................           100,000           102,140
Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured,
 6.70%, 12/01/21 .................................................................         8,000,000         8,305,680
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM,
 6.00%, 9/01/19 ..................................................................           500,000           552,340
Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding,
 Series P, AMBAC Insured, 6.00%, 12/01/17 ........................................           500,000           520,680
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC
 Insured, 6.10%, 6/15/25 .........................................................         4,000,000         4,214,400
Philadelphia Water and Wastewater Revenue, FSA Insured,
    5.50%, 6/15/15 ...............................................................           665,000           682,756
    Pre-Refunded, 5.50%, 6/15/15 .................................................           335,000           354,882
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset
 District Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ...............................         6,000,000         5,963,820
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
 7.25%, 9/01/14 ..................................................................            90,000           109,443
                                                                                                           -----------
                                                                                                            39,277,381
                                                                                                           -----------
RHODE ISLAND 1.3%
Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%,
 7/15/14 .........................................................................         2,100,000         2,247,777
Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .............................         3,000,000         3,124,950
Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment
 System, MBIA Insured, 5.80%, 9/01/22 ............................................         7,785,000         8,053,660

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
RHODE ISLAND (CONT.)
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B,
 AMBAC Insured, Pre-Refunded, 6.75%, 6/01/25 .....................................       $ 2,000,000       $ 2,220,600
Rhode Island State GO, Series A, FGIC Insured,
    6.25%, 6/15/07 ...............................................................           145,000           151,883
    Pre-Refunded, 6.25%, 6/15/07 .................................................            30,000            31,618
Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured,
     Pre-Refunded, 7.25%, 11/15/24 ...............................................         2,000,000         2,278,600
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ...         1,750,000         1,807,505
                                                                                                           -----------
                                                                                                            19,916,593
                                                                                                           -----------
SOUTH CAROLINA .3%
Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
 6.00%, 1/01/16 ..................................................................           250,000           257,508
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
 1/01/21 .........................................................................           200,000           228,732
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan
 Program, Series A, FSA Insured, ETM, 7.125%, 7/01/17 ............................         3,000,000         3,656,640
Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA
 Insured, Pre-Refunded, 5.50%, 6/01/27 ...........................................           500,000           545,210
                                                                                                           -----------
                                                                                                             4,688,090
                                                                                                           -----------
SOUTH DAKOTA 1.0%
Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ....................................         5,000,000         4,970,750
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ........................         4,800,000         4,944,288
Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ................         1,800,000         1,836,072
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ...............         2,720,000         3,288,398
South Dakota State University Revenue, Housing and Auxiliary Facilities,
 Refunding, Series A, MBIA Insured, 5.50%, 4/01/17 ...............................            20,000            20,292
                                                                                                           -----------
                                                                                                            15,059,800
                                                                                                           -----------
TENNESSEE 1.0%
Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA
 Insured, 6.00%, 7/01/24 .........................................................         1,390,000         1,410,572
Johnson City Health and Educational Facilities Board Hospital Revenue,
    Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ...................         2,780,000         2,724,873
    Series 2000 B, MBIA Insured, ETM, 5.125%, 7/01/25 ............................         2,220,000         2,175,977
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding
 and Improvement, MBIA Insured, ETM, 5.25%, 7/01/28 ..............................         8,500,000         8,505,780
Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%,
 7/01/15 .........................................................................           200,000           205,620
                                                                                                           -----------
                                                                                                            15,022,822
                                                                                                           -----------
TEXAS 12.2%
Austin Combined Utility System Revenue,
    BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ..................................         1,000,000         1,059,480
    Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 .........................         3,000,000         3,026,460
Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
    5.625%, 11/15/21 .............................................................         2,355,000         2,410,861
    5.80%, 11/15/29 ..............................................................        13,750,000        14,310,175
Austin Utility System Revenue, Refunding, FGIC Insured, 6.00%, 5/15/15 ...........            15,000            15,045
Bell County Health Facilities Development Corporate Revenue, Hospital Cook
 Children's Medical, Refunding, FSA Insured, 5.30%, 12/01/23 .....................         5,000,000         4,999,550
Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 .................         2,025,000         2,044,116
Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding,
 Series A, AMBAC Insured, 6.70%, 3/01/17 .........................................         2,000,000         2,082,740
Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, ETM,
 6.30%, 1/01/17 ..................................................................        12,230,000        12,961,966
Dallas-Fort Worth International Airport Revenue, Joint Series A, FGIC Insured,
 6.00%, 11/01/21 .................................................................         2,210,000         2,334,953
East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .................           385,000           393,393
Faulkey Gully MUD, GO, AMBAC Insured,
    6.625%, 3/01/07 ..............................................................           295,000           302,838
    Pre-Refunded, 6.625%, 3/01/07 ................................................         1,225,000         1,263,820
Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
    9/01/21 ......................................................................         1,395,000         1,442,542
    9/01/22 ......................................................................         1,495,000         1,545,337
    9/01/23 ......................................................................         1,610,000         1,664,209
Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project,
 Refunding, AMBAC Insured, 6.875%, 11/01/10 ......................................         2,700,000         2,864,538
Harris County Health Facilities Development Corp. Revenue, Christus Health,
 Refunding, Series A, MBIA Insured, 5.375%, 7/01/29 ..............................        22,000,000        21,574,740

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Harris County Hospital District Mortgage Revenue, AMBAC Insured,
    7.40%, 2/15/10 ...............................................................      $  1,330,000      $  1,559,758
    ETM, 7.40%, 2/15/10 ..........................................................         1,020,000         1,169,032
Harris County Toll Road Revenue,
    senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 .........................         1,580,000         1,652,159
    senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ........................           240,000           241,781
    Series A, FGIC Insured, 6.50%, 8/15/11 .......................................            35,000            36,907
Houston Airport System Revenue, sub. lien, Series A, FGIC Insured, 6.75%, 7/01/21          2,500,000         2,568,875
Houston Water and Sewer System Revenue,
    junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 ............           880,000           908,486
    junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 ..............           500,000           520,845
    junior lien, Series B, FGIC Insured, 5.75%, 12/01/30 .........................        10,000,000        10,407,500
    junior lien, Series C, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 .........            55,000            57,295
    junior lien, Series C, FGIC Insured, 5.375%, 12/01/27 ........................         6,800,000         6,839,440
    Series A, MBIA Insured, 6.375%, 12/01/22 .....................................         1,840,000         1,922,138
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 .......................         4,540,000         4,848,311
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, BIG Insured,
 8.875%, 12/01/12 ................................................................           175,000           175,128
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. ......
 Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ......................        12,850,000        13,027,587
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. ......
 Project, Refunding,
    Series A, MBIA Insured, 5.25%, 11/01/29 ......................................         3,185,000         3,097,413
    Series B, MBIA Insured, 5.15%, 11/01/29 ......................................         2,750,000         2,669,645
Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ............         6,000,000         6,847,500
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
 AMBAC Insured, 5.45%, 2/15/25 ...................................................         1,450,000         1,467,487
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
 Refunding, FGIC Insured, 6.55%, 10/01/22 ........................................         3,250,000         3,396,348
San Antonio Water Revenue,
    MBIA Insured, 6.50%, 5/15/10 .................................................         2,740,000         2,875,137
    MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ...................................           180,000           195,098
    Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ......................         3,250,000         3,321,045
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%,
 8/15/20 .........................................................................         2,870,000         2,847,241
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ..............         2,500,000         2,585,050
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA
 Insured, 6.40%, 1/01/22 .........................................................         1,015,000         1,066,440
Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%,
 1/01/24 .........................................................................         1,120,000         1,174,320
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
 Methodist Health, MBIA Insured, ETM, 6.00%, 9/01/24 .............................         3,250,000         3,574,285
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth
 Osteopathic Hospital, MBIA Insured, 5.125%, 5/15/21 .............................         2,905,000         2,835,164
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal
 Hospitals, Refunding, Series B, MBIA Insured,
    6.25%, 8/15/22 ...............................................................         2,500,000         2,619,425
    6.375%, 8/15/23 ..............................................................         4,885,000         5,120,701
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC
 Insured, 5.00%, 1/01/20 .........................................................         7,250,000         7,102,318
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical
 Center Project,
    Series B, FSA Insured, 5.50%, 11/01/17 .......................................         1,000,000         1,030,460
    Series C, FSA Insured, 5.60%, 11/01/27 .......................................         1,430,000         1,460,359
    Series D, FSA Insured, 5.375%, 11/01/27 ......................................         9,700,000         9,710,767
                                                                                                          ------------
                                                                                                           187,228,208
                                                                                                          ------------
U.S. TERRITORIES
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .......           530,000           533,975
                                                                                                          ------------
UTAH .9%
Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA
 Insured, 5.75%, 7/01/19 .........................................................         3,250,000         3,400,508
Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%,
 9/15/15 .........................................................................            40,000            57,182
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
    8/15/21 ......................................................................         5,000,000         4,993,600
    8/15/26 ......................................................................         5,000,000         4,958,200
Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%,
 11/01/15 ........................................................................         1,080,000         1,127,758
                                                                                                          ------------
                                                                                                            14,537,248
                                                                                                          ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
VERMONT .4%
Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24            $ 5,005,000       $ 5,090,235
Vermont Municipal Bond Bank Revenue, Series 2, FSA Insured, 6.25%, 12/01/19 ......         1,000,000         1,041,900
                                                                                                           -----------
                                                                                                             6,132,135
                                                                                                           -----------
VIRGINIA 1.5%
Chesapeake Bay Bridge and Tunnel Commission District Revenue, General Resolution,
 MBIA Insured, Pre-Refunded, 5.75%, 7/01/25 ......................................         9,850,000         9,925,845
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA
 Insured, 6.00%, 6/01/12 .........................................................         5,000,000         5,342,750
Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
 Pre-Refunded, 6.50%, 10/01/24 ...................................................         1,000,000         1,103,750
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 .         3,850,000         3,913,641
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah
 University Project, MBIA Insured,
    5.00%, 10/01/18 ..............................................................         1,000,000           998,800
    5.25%, 10/01/28 ..............................................................         1,420,000         1,431,630
                                                                                                           -----------
                                                                                                            22,716,416
                                                                                                           -----------
WASHINGTON 5.3%
Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .           900,000           955,179
Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 ...............           850,000           852,355
Grant County PUD No. 2, Wanapum Hydroelectric Revenue, Series B, AMBAC Insured,
    6.75%, 1/01/23 ...............................................................         1,060,000         1,099,474
    Pre-Refunded, 6.75%, 1/01/23 .................................................           940,000           982,836
King County Public Hospital District No. 1 Hospital Facilities Revenue, Valley
 Medical Center, King County Sewer, MBIA Insured, 6.125%, 1/01/33 ................         3,000,000         3,125,820
Kitsap County School District No. 100-C, GO, MBIA Insured, Pre-Refunded, 6.60%,
 12/01/08 ........................................................................         1,015,000         1,056,909
Klickitat County PUD No. 1, Electric Revenue, FGIC Insured,
    5.65%, 10/01/15 ..............................................................         1,000,000         1,031,230
    5.75%, 10/01/27 ..............................................................         1,000,000         1,027,730
Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded,
 6.60%, 12/01/11 .................................................................         1,040,000         1,144,718
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15          1,000,000         1,051,210
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ...............................         2,000,000         2,111,420
SeaTac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ..........         2,890,000         3,158,163
Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured,
 Pre-Refunded, 6.30%, 1/01/33 ....................................................        11,000,000        11,722,700
Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ......................         2,000,000         2,039,440
Snohomish County PUD No. 1, Electric Revenue, Generation System, FGIC Insured,
 ETM, 6.65%, 1/01/16 .............................................................         4,250,000         4,439,550
Spokane Public Facilities District Hotel Motel and Sales Use Tax Revenue,
 Multi-Purpose Arena Project, AMBAC Insured, 6.50%, 1/01/18 ......................         5,000,000         5,177,900
Tacoma Electric System Revenue,
    AMBAC Insured, 6.25%, 1/01/11 ................................................           470,000           487,691
    AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 ..................................            30,000            32,039
    Refunding, FGIC Insured, 6.25%, 1/01/15 ......................................         6,190,000         6,547,225
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ..............................         3,400,000         3,463,522
Thurston and Pierce Counties Community Schools GO, Series B, AMBAC Insured, 6.65%,
 12/01/09 ........................................................................         1,305,000         1,410,235
Washington State Health Care Facilities Authority Revenue,
    Providence Services, MBIA Insured, 5.50%, 12/01/26 ...........................         5,000,000         5,055,900
    Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ...........        13,000,000        13,135,070
Washington State Housing Finance Commission MFMR, Series A, GNMA Secured, 7.70%,
 7/01/32 .........................................................................         2,820,000         2,853,699
Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
 Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ...............................           420,000           435,238
Washington State University Revenues, Housing and Dining System, Refunding, MBIA
 Insured, 6.40%, 10/01/24 ........................................................         6,130,000         6,456,606
Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 ...............................................            80,000            82,454
    Refunding, MBIA Insured, 6.70%, 10/01/11 .....................................           235,000           238,598
    Refunding, MBIA Insured, 6.375%, 10/01/21 ....................................           770,000           776,168
Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19            350,000           366,090
                                                                                                           -----------
                                                                                                            82,317,169
                                                                                                           -----------
WEST VIRGINIA 1.5%
Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co.,
 Series C, AMBAC Insured, 6.75%, 8/01/24 .........................................        11,560,000        12,456,478
Monongalia County Building Community Hospital Revenue, Monongalia General
 Hospital, Refunding, Series B, MBIA Insured, 6.50%, 7/01/17 .....................         1,000,000         1,027,260

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (UNAUDITED) (CONT.)

                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WEST VIRGINIA (CONT.)
West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ..................      $   5,000,000     $    4,818,750
West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 .          2,250,000          2,374,470
West Virginia State Water Development Authority Revenue, Loan Program, Refunding,
 Series A, FSA Insured, 7.00%, 11/01/25 ..........................................          2,750,000          2,851,668
                                                                                                          --------------
                                                                                                              23,528,626
                                                                                                          --------------
WISCONSIN .4%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding,
 Series E, FGIC Insured, 6.90%, 8/01/21 ..........................................          3,000,000          3,697,200
Wisconsin State Health and Educational Facilities Authority Revenue, SSM Health
 Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 ........................            500,000            516,775
Wisconsin State Health and Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 ............          1,152,000          1,167,483
    Series A, FSA Insured, 7.50%, 1/15/09 ........................................            712,000            721,021
                                                                                                          --------------
                                                                                                               6,102,479
                                                                                                          --------------
WYOMING 1.3%
Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding,
 MBIA Insured, 5.90%, 1/01/16 ....................................................            500,000            518,620
Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC
 Insured, 6.00%, 9/15/24 .........................................................          9,885,000         10,324,981
Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 .......................          6,750,000          6,898,365
Wyoming Municipal Power Agency Power Supply System Revenue, Series A, MBIA
 Insured, Pre-Refunded, 6.125%, 1/01/16 ..........................................          2,000,000          2,125,300
                                                                                                          --------------
                                                                                                              19,867,266
                                                                                                          --------------
TOTAL BONDS ......................................................................                         1,500,931,390
                                                                                                          --------------

ZERO COUPON BONDS 1.3%
Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
 Series C, MBIA Insured, zero cpn to 10/01/05,
    6.05% thereafter, 10/01/20 ...................................................         12,760,000         10,189,626
    6.15% thereafter, 10/01/26 ...................................................         12,195,000          9,661,245
                                                                                                          --------------
TOTAL ZERO COUPON BONDS ..........................................................                            19,850,871
                                                                                                          --------------
TOTAL LONG TERM INVESTMENTS (COST $1,454,535,439) ................................                         1,520,762,196
                                                                                                          --------------
(a)SHORT TERM INVESTMENTS .2%
PENNSYLVANIA
Erie County Hospital Authority Revenue, Hamot Health Foundation, Refunding,
 AMBAC Insured, Daily VRDN and Put, 2.75%, 5/15/20 ...............................            200,000            200,000
                                                                                                          --------------
U.S. TERRITORIES .2%
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
 Weekly VRDN and Put, 1.90%, 12/01/15 ............................................            400,000            400,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
 AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ..............................          3,200,000          3,200,000
                                                                                                          --------------
                                                                                                               3,600,000
                                                                                                          --------------
TOTAL SHORT TERM INVESTMENTS (COST $3,800,000) ...................................                             3,800,000
                                                                                                          --------------
TOTAL INVESTMENTS (COST $1,458,335,439) 98.9% ....................................                         1,524,562,196
OTHER ASSETS, LESS LIABILITIES 1.1% ..............................................                            16,030,167
                                                                                                          --------------
NET ASSETS 100.0% ................................................................                        $1,540,592,363
                                                                                                          ==============




See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                    -------------------------------------------------------------
CLASS A                                               2001         2000          1999         1998         1997
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $  10.75     $  11.71      $  11.75     $  11.54     $  11.65
                                                    -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .57          .58           .59          .61          .63
 Net realized and unrealized gains (losses) .            .79         (.96)          .03          .35         (.10)
                                                    -------------------------------------------------------------
Total from investment operations ............           1.36         (.38)          .62          .96          .53
                                                    -------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.57)        (.58)         (.59)        (.62)        (.64)
 Net realized gains .........................             --           --          (.07)        (.13)          --
                                                    -------------------------------------------------------------
Total distributions .........................           (.57)        (.58)         (.66)        (.75)        (.64)
                                                    -------------------------------------------------------------
Net asset value, end of year ................       $  11.54     $  10.75      $  11.71     $  11.75     $  11.54
                                                    -------------------------------------------------------------

Total return(b) .............................          12.94%       (3.34)%        5.36%        8.50%        4.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $327,650     $306,531      $340,109     $328,147     $325,065
Ratios to average net assets:
 Expenses ...................................            .70%         .68%          .68%         .68%         .68%
 Net investment income ......................           5.12%        5.16%         4.99%        5.21%        5.51%
Portfolio turnover rate .....................          15.69%       25.75%         6.80%       30.46%       29.22%

CLASS C
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $  10.81     $  11.76      $  11.80     $  11.59     $  11.69
                                                    -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .51          .52           .52          .55          .57
 Net realized and unrealized gains (losses) .            .80         (.96)          .03          .34         (.09)
                                                    -------------------------------------------------------------
Total from investment operations ............           1.31         (.44)          .55          .89          .48
                                                    -------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.51)        (.51)         (.52)        (.55)        (.58)
 Net realized gains .........................             --           --          (.07)        (.13)          --
                                                    -------------------------------------------------------------
Total distributions .........................           (.51)        (.51)         (.59)        (.68)        (.58)
                                                    -------------------------------------------------------------
Net asset value, end of year ................       $  11.61     $  10.81      $  11.76     $  11.80     $  11.59
                                                    -------------------------------------------------------------

Total return(b) .............................          12.35%       (3.78)%        4.74%        7.86%        4.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $ 28,397     $ 27,253      $ 26,271     $ 13,937     $  6,378
Ratios to average net assets:
 Expenses ...................................           1.25%        1.24%         1.24%        1.25%        1.25%
 Net investment income ......................           4.57%        4.60%         4.44%        4.59%        4.96%
Portfolio turnover rate .....................          15.69%       25.75%         6.80%       30.46%       29.22%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                          PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                        AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.6%
Ashburnham and Westminister Regional School District GO, MBIA Insured, 6.00%,
 12/15/13 ........................................................................       $ 2,700,000       $ 2,874,825
Attleboro GO, AMBAC Insured, 6.00%,
    7/01/11 ......................................................................         1,045,000         1,117,523
    7/01/12 ......................................................................         1,045,000         1,114,837
    7/01/13 ......................................................................           685,000           729,463
    7/01/14 ......................................................................           755,000           802,799
Blackstone-Milville School District GO, AMBAC Insured, Pre-Refunded, 6.50%,
    5/01/08 ......................................................................           705,000           743,162
    5/01/09 ......................................................................           750,000           790,598
    5/01/10 ......................................................................           795,000           838,033
Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%,
 2/15/23 .........................................................................        10,245,000        10,363,227
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ...........         1,750,000         1,782,865
Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%,
 5/01/19 .........................................................................         3,140,000         3,187,665
Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ............         4,000,000         4,214,840
Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments,
 Series A, GNMA Secured, Pre-Refunded, 6.65%, 2/20/32 ............................         1,650,000         1,707,783
Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 .............         1,000,000         1,048,390
Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
    10/15/08 .....................................................................           500,000           519,535
    10/15/09 .....................................................................           500,000           519,535
Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 .....         1,000,000         1,085,790
Hudson GO, MBIA Insured, 6.00%,
    5/15/13 ......................................................................           250,000           266,983
    5/15/14 ......................................................................           240,000           255,190
Kingston GO, FGIC Insured, 5.50%, 11/15/19 .......................................         2,055,000         2,139,152
Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 .......................................         4,360,000         4,247,163
Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 ..............................................................         1,000,000         1,035,320
    6.625%, 10/15/15 .............................................................           500,000           517,020
Lowell GO, FGIC Insured, 5.85%, 2/15/20 ..........................................         1,595,000         1,699,648
Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 ..............................................................           210,000           249,724
    7.30%, 11/01/08 ..............................................................           210,000           252,533
    7.40%, 11/01/09 ..............................................................           210,000           257,815
Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%,
 12/01/17 ........................................................................         3,000,000         3,027,420
Mansfield GO, FGIC Insured, 5.125%, 8/15/17 ......................................         1,685,000         1,706,265
Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .........................           500,000           527,335
Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ......         2,500,000         2,762,050
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series C, FGIC Insured, 5.25%, 3/01/15 .......................................         2,000,000         2,109,720
    Series D, MBIA Insured, 5.00%, 3/01/27 .......................................         5,000,000         4,796,450
Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured,
 7.25%, 1/01/09 ..................................................................         1,230,000         1,261,759
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
 Series D, MBIA Insured, 6.125%, 7/01/19 .........................................         4,395,000         4,567,064
Massachusetts State College Building Authority Project Revenue, Series 1, MBIA
 Insured, 5.375%, 5/01/23 ........................................................         5,000,000         5,075,900
Massachusetts State Development Finance Agency Revenue,
    Series A, GNMA Secured, 6.90%, 10/20/41 ......................................         2,090,000         2,383,457
    Western New England College, AMBAC Insured, 5.25%, 7/01/20 ...................         1,500,000         1,513,920
Massachusetts State GO, Series B,
    AMBAC Insured, 6.50%, 8/01/11 ................................................         1,665,000         1,714,351
    MBIA Insured, 6.50%, 8/01/11 .................................................           855,000           880,342
Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 ..         1,500,000         1,575,345
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ..............         1,500,000         1,590,900
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 .............         5,500,000         5,837,700
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ...         1,800,000         1,822,410
    Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ......................            20,000            20,521
    Boston College, Series J, FGIC Insured, Pre-Refunded, 6.625%, 7/01/21 ........         2,230,000         2,297,859
    Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ....         1,000,000           993,420
    Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 .....         2,200,000         2,289,914
    Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%,
     10/01/09 ....................................................................         1,000,000         1,066,160

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                         AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ..........       $ 3,500,000       $ 3,568,320
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ..........         7,720,000         7,818,430
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%,
     12/01/15 ....................................................................         1,000,000         1,055,340
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .........        21,730,000        21,740,648
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%,
     7/01/15 .....................................................................         2,500,000         2,625,575
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%,
     7/01/20 .....................................................................         7,000,000         7,536,550
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 .......         1,280,000         1,357,504
    Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ......................         2,400,000         2,442,984
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 ................         6,500,000         6,895,005
    New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded,
     6.875%, 4/01/22 .............................................................         1,895,000         2,002,522
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 ............         1,300,000         1,376,609
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 ............         6,750,000         7,142,310
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .............         3,900,000         4,082,286
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ..........         5,000,000         4,963,450
    Series I, MBIA Insured, 6.125%, 7/01/17 ......................................           610,000           634,443
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ....................         2,100,000         2,064,888
    Springfield College, AMBAC Insured, 5.00%, 10/15/27 ..........................         2,500,000         2,390,100
    Stonehill College, MBIA Insured, 6.55%, 7/01/12 ..............................           495,000           519,864
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ....................         1,550,000         1,618,386
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 ......           395,000           418,538
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ......         1,450,000         1,537,334
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ...................         1,690,000         1,754,237
    Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 .............         3,000,000         3,120,090
    Tufts University, FGIC Insured, 5.95%, 8/15/18 ...............................         4,000,000         4,144,840
    University of Massachusetts Project, Series A, FGIC Insured, 5.875%,
     10/01/29 ....................................................................         4,000,000         4,277,760
    Wellesley College, Series F, 5.125%, 7/01/39 .................................         2,500,000         2,448,450
    Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ...................         1,770,000         1,828,782
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 .....................         2,500,000         2,548,025
Massachusetts State HFA,
    Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 .............         2,000,000         2,050,640
    MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ........           430,000           527,214
    SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ...............................         2,500,000         2,572,875
    SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ................................         4,550,000         4,573,478
    Massachusetts State HFAR, SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 ....         4,820,000         4,833,400
Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue,
 Arbors at Taunton Project, GNMA Secured, 5.50%, 6/20/40 .........................         1,985,000         1,975,313
Massachusetts State Industrial Finance Agency Electrical Utility Revenue,
 Nantucket Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ................         4,000,000         4,249,840
Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ........         3,105,000         3,310,427
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%,
     2/01/15 .....................................................................         2,010,000         2,141,112
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ...........................         1,560,000         1,591,949
    St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ........................         2,665,000         2,698,925
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ............................         4,000,000         4,002,360
    Trustees Deerfield Academy, 5.25%, 10/01/27 ..................................         2,800,000         2,801,792
    Western New England College, AMBAC Insured, 5.00%, 7/01/28 ...................         4,000,000         3,821,960
    WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ........         3,500,000         3,345,300
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ....         3,720,000         3,756,940
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%,
     9/01/21 .....................................................................         2,000,000         2,051,780
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%,
     9/01/27 .....................................................................         4,000,000         3,940,120
Massachusetts State Port Authority Revenue,
    Series A, FSA Insured, 5.125%, 7/01/17 .......................................         2,000,000         2,023,040
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ...........         2,215,000         2,264,239
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ...........         2,310,000         2,350,471
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ............         7,450,000         7,622,319
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ............         1,000,000         1,022,450
    US Airways Project, MBIA Insured, 6.00%, 9/01/21 .............................         4,700,000         4,996,899
    US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ..................         4,500,000         4,709,115

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 ......................................       $ 10,000,000       $  9,383,300
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...............         10,000,000          9,626,700
    sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 ...........................          5,000,000          4,999,600
Massachusetts State Water Pollution Abatement Trust Revenue,
    Pool Program Bonds, Series 6, 5.50%, 8/01/30 ................................          3,695,000          3,813,018
    Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ....          5,000,000          5,243,950
Massachusetts State Water Resource Authority Revenue, Refunding,
    Series A, FGIC Insured, 5.75%, 8/01/39 ......................................          9,275,000          9,778,262
    Series B, MBIA Insured, 5.00%, 3/01/22 ......................................          1,500,000          1,458,210
Melrose GO, MBIA Insured,
    6.00%, 8/15/11 ..............................................................            200,000            214,226
    6.05%, 8/15/12 ..............................................................            200,000            213,812
    6.10%, 8/15/13 ..............................................................            200,000            214,062
    6.10%, 8/15/14 ..............................................................            200,000            213,730
Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10 .....................................................................            450,000            472,910
    1/15/11 .....................................................................            425,000            446,790
    1/15/12 .....................................................................            375,000            393,675
    1/15/13 .....................................................................            300,000            315,714
Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
 5.375%, 6/15/33 ................................................................         10,000,000         10,112,000
Salem GO, AMBAC Insured,
    6.70%, 8/15/05 ..............................................................            425,000            439,008
    6.80%, 8/15/07 ..............................................................            500,000            516,425
Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%,
 11/20/30 .......................................................................          3,000,000          3,040,290
South Essex Sewer District GO,
    AMBAC Insured, 6.25%, 11/01/11 ..............................................            330,000            341,276
    Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ........................          2,800,000          3,134,600
Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 ..................................          2,375,000          2,467,578
Springfield GO, Municipal Purpose Loan, FSA Insured, 5.00%, 11/15/18 ............          4,800,000          4,744,128
Whately GO, AMBAC Insured,
    6.20%, 1/15/07 ..............................................................            215,000            223,331
    6.30%, 1/15/08 ..............................................................            215,000            223,417
    6.40%, 1/15/10 ..............................................................            200,000            207,928
Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ................          1,335,000          1,436,924
                                                                                                           ------------
TOTAL LONG TERM INVESTMENTS (COST $334,403,592) .................................                           351,003,772
                                                                                                           ------------
(a)SHORT TERM INVESTMENTS .3%
Massachusetts State Health and Educational Facilities Authority Revenue, Capital
 Assets Program, Series D, MBIA Insured, Daily VRDN and Put, 3.05%, 1/01/35 .....            900,000            900,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
 AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 .............................            100,000            100,000
                                                                                                           ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,000,000) ..................................                             1,000,000
                                                                                                           ------------
TOTAL INVESTMENTS (COST $335,403,592) 98.9% .....................................                           352,003,772
OTHER ASSETS, LESS LIABILITIES 1.1% .............................................                             4,043,546
                                                                                                           ------------
NET ASSETS 100.0% ...............................................................                          $356,047,318
                                                                                                           ============


See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                                                 YEAR ENDED FEBRUARY 28,
                                                    --------------------------------------------------------------------------------
CLASS A                                                  2001           2000(c)           1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $    11.37      $    12.28        $    12.20      $    12.00      $    12.09
                                                    --------------------------------------------------------------------------------
Income from investment operations:
Net investment income(a) .........................           .60             .60               .61             .63             .66
Net realized and unrealized gains (losses) .......           .70            (.91)              .13             .34            (.09)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................          1.30            (.31)              .74             .97             .57
                                                    --------------------------------------------------------------------------------
Less distributions from:
Net investment income ............................          (.59)           (.60)             (.61)           (.64)           (.66)
Net realized gains ...............................          --              --   (d)          (.05)           (.13)           --
                                                    --------------------------------------------------------------------------------
Total distributions ..............................          (.59)           (.60)             (.66)           (.77)           (.66)
                                                    --------------------------------------------------------------------------------
Net asset value, end of year .....................    $    12.08      $    11.37        $    12.28      $    12.20      $    12.00
                                                    ================================================================================
Total return(b) ..................................         11.74%          (2.57)%            6.23%           8.37%           4.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $1,084,743      $1,057,787        $1,161,345      $1,142,565      $1,111,537
Ratios to average net assets:
Expenses .........................................           .64%            .63%              .63%            .63%            .62%
Net investment income ............................          5.10%           5.10%             4.98%           5.24%           5.52%
Portfolio turnover rate ..........................         10.34%          13.73%             7.37%          20.08%          30.03%

CLASS B
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $    11.38      $    11.31
                                                      ------------------------------
Income from investment operations:
Net investment income(a)..........................           .54             .05
Net realized and unrealized gains ................           .73             .07
                                                      ------------------------------
Total from investment operations .................          1.27             .12
                                                      ------------------------------
Less distributions from net investment income ....          (.53)           (.05)
                                                      ------------------------------
Net asset value, end of year .....................    $    12.12      $    11.38
                                                      ==============================
Total return(b) ..................................         11.28%           1.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $    7,818      $      228
Ratios to average net assets:
Expenses .........................................          1.20%           1.19%(e)
Net investment income ............................          4.52%           4.88%(e)
Portfolio turnover rate ..........................         10.34%          13.73%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(d)  The fund made a capital gain distribution of $.0003.

(e)  Annualized

FRANKLIN TAX-FREE TRUST

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                   YEAR ENDED FEBRUARY 28,
                                                        ----------------------------------------------------------------------------
CLASS C                                                     2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $    11.45      $    12.36      $    12.27      $    12.07      $    12.14
                                                        --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................           .54             .54             .55             .57             .59
 Net realized and unrealized gains (losses) ........           .71            (.92)            .13             .33            (.07)
                                                        --------------------------------------------------------------------------
Total from investment operations ...................          1.25            (.38)            .68             .90             .52
                                                        --------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.53)           (.53)           (.54)           (.57)           (.59)
 Net realized gains ................................          --              --   (c)        (.05)           (.13)           --
                                                        --------------------------------------------------------------------------
Total distributions ................................          (.53)           (.53)           (.59)           (.70)           (.59)
                                                        ==========================================================================
Net asset value, end of year .......................    $    12.17      $    11.45      $    12.36      $    12.27      $    12.07
                                                        --------------------------------------------------------------------------
Total return(b) ....................................         11.14%          (3.11)%          5.71%           7.70%           4.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................    $   53,620      $   49,038      $   49,970      $   32,873      $   20,162
Ratios to average net assets:
 Expenses ..........................................          1.20%           1.19%           1.19%           1.20%           1.19%
 Net investment income .............................          4.54%           4.54%           4.42%           4.67%           4.94%
Portfolio turnover rate ............................         10.34%          13.73%           7.37%          20.08%          30.03%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  The fund made a capital gain distribution of $.0003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                         PRINCIPAL
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.1%
   Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................   $   4,165,000   $   4,561,341
   Allendale Public School GO, MBIA Insured,
     5.875%, 5/01/14 ...............................................................................       1,335,000       1,395,142
     Pre-Refunded, 6.00%, 5/01/24 ..................................................................       3,750,000       4,041,338
   Almont Community Schools GO, FGIC Insured, 5.50%, 5/01/26 .......................................       1,925,000       1,951,546
   Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ...........................       1,665,000       1,812,186
   Anchor Bay School District GO,
     MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 ....................................................       7,380,000       7,982,503
     School Building and Site Project, Series I, FGIC Insured, 6.00%, 5/01/29 ......................       2,000,000       2,247,780
     School Building and Site Project, Series II, FGIC Insured, 5.70%, 5/01/25 .....................       5,000,000       5,231,800
     School Building and Site Project, Series II, FGIC Insured, 5.75%, 5/01/30 .....................       3,750,000       3,943,050
   Avondale School District GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ........................       4,000,000       4,380,640
   Bath Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ...........................       1,625,000       1,768,471
   Battle Creek Downtown Development Authority Tax Allocation, Refunding,
     MBIA Insured, 5.125%, 5/01/20 .................................................................       4,500,000       4,464,450
   Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 .....................       2,125,000       2,310,513
   Big Rapids Public School District GO, Building and Site, FGIC Insured, Pre-Refunded,
     5.625%, 5/01/25 ...............................................................................       1,470,000       1,586,483
   Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%,
     5/01/16 .......................................................................................       5,540,000       6,097,047
     5/01/26 .......................................................................................       7,000,000       7,703,850
   Breitung Township School District GO, Refunding, MBIA Insured, 6.30%, 5/01/15 ...................       2,935,000       3,056,157
   Byron Center Public Schools GO,
     MBIA Insured, Pre-Refunded, 5.875%, 5/01/24 ...................................................       5,115,000       5,569,059
     Refunding, MBIA Insured, 5.875%, 5/01/24 ......................................................         135,000         140,860
   Cadillac Area Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 .....................       2,770,000       2,977,695
   Caledonia Community Schools GO,
     MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ....................................................       4,500,000       4,952,565
     Refunding, AMBAC Insured, 6.625%, 5/01/14 .....................................................       3,750,000       3,932,363
   Calumet, Laurium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 .....         875,000         943,653
   Cedar Springs Public School District GO, MBIA Insured, Pre-Refunded, 5.875%,
     5/01/19 .......................................................................................       2,425,000       2,615,266
     5/01/24 .......................................................................................       3,875,000       4,172,988
   Central Michigan University Revenue, FGIC Insured,
     5.00%, 10/01/27 ...............................................................................         500,000         481,485
     Pre-Refunded, 5.625%, 10/01/22 ................................................................       2,500,000       2,731,025
   Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 .................................       1,400,000       1,501,430
   Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 .........................       3,550,000       3,639,531
   Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 ..............................       5,000,000       5,067,150
   Chelsea School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 .........................       3,140,000       3,418,738
   Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
     Refunding, Series B, 5.625%, 11/01/14 .........................................................         650,000         587,145
   Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
     6.20%, 5/01/15 ................................................................................       1,100,000       1,201,761
     6.30%, 5/01/23 ................................................................................       1,700,000       1,862,299
   De Witt Public Schools GO, AMBAC Insured, Pre-Refunded,
     5.70%, 5/01/21 ................................................................................       6,905,000       7,543,436
     5.50%, 5/01/26 ................................................................................       5,500,000       5,949,020
   Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
     Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 .............................................       1,000,000         992,540
     Series A, FGIC Insured, 5.75%, 11/15/15 .......................................................         100,000         105,084
   Detroit GO, City School District, Series A, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/25 .........      14,000,000      15,409,100
   Detroit Local Development Finance Authority Tax Allocation, Refunding, Series A,
     5.375%, 5/01/21 ...............................................................................         100,000          99,688
   Detroit Sewage Disposal Revenue,
     Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 .............................................      12,585,000      12,610,799
     Series A, MBIA Insured, 5.50%, 7/01/20 ........................................................         215,000         220,171
     Series A, MBIA Insured, 5.00%, 7/01/27 ........................................................      20,000,000      19,262,000
   Detroit Water Supply System Revenue,
     Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ..................................................       5,000,000       5,267,350
     senior lien, Series A, FGIC Insured, 5.875%, 7/01/29 ..........................................       1,500,000       1,606,725
     Series A, MBIA Insured, 5.00%, 7/01/27 ........................................................       5,750,000       5,537,825
   Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ....................       5,500,000       5,484,270

FRANKLIN TAX-FREE TRUST

                                                                                                         PRINCIPAL
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Dexter Community Schools GO, Refunding, AMBAC Insured, 5.70%, 5/01/14 ...........................   $  1,050,000    $  1,090,352
   East Detroit School District GO, FGIC Insured,
     6.10%, 5/01/16 ................................................................................      1,025,000       1,096,074
     Pre-Refunded, 6.10%, 5/01/16 ..................................................................      4,975,000       5,527,076
   East Grand Rapids Public School District GO, FSA Insured, 6.00%, 5/01/29 ........................      4,775,000       5,120,949
   Eastern Michigan University Revenue,
     FGIC Insured, 5.50%, 6/01/27 ..................................................................      9,100,000       9,300,382
     Refunding, AMBAC Insured, 6.375%, 6/01/14 .....................................................      1,000,000       1,033,070
   Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 ..................................      5,000,000       5,185,750
   Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 ..        100,000         103,501
   Ferndale School District GO,
     FGIC Insured, 5.50%, 5/01/22 ..................................................................      3,000,000       3,056,160
     Refunding, FGIC Insured, 5.375%, 5/01/21 ......................................................      3,500,000       3,536,575
   Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
     6.15%, 10/01/14 ...............................................................................      1,000,000       1,080,580
     6.25%, 10/01/19 ...............................................................................      1,000,000       1,083,020
   Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
     5.75%, 10/01/17 ...............................................................................      2,500,000       2,754,800
     5.85%, 10/01/22 ...............................................................................      2,500,000       2,768,150
     5.90%, 10/01/26 ...............................................................................      6,840,000       7,591,921
   Fowlerville Community School District GO, MBIA Insured, Pre-Refunded, 5.60%, 5/01/21 ............      2,000,000       2,174,100
   Gladstone Area Public Schools GO, AMBAC Insured,
     5.50%, 5/01/26 ................................................................................        695,000         706,176
     Pre-Refunded, 5.50%, 5/01/26 ..................................................................        805,000         870,720
   Gogebic-Iron Wastewater Authority Treatment System Revenue, Refunding, MBIA Insured,
     5.95%, 1/01/15 ................................................................................      1,015,000       1,058,838
   Grand Haven Area Public Schools GO,
     MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 ....................................................      4,540,000       4,853,532
     Refunding, MBIA Insured, 6.05%, 5/01/14 .......................................................        460,000         484,766
   Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ...............     10,000,000      11,043,300
   Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ...............................      2,000,000       2,053,060
   Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
     6.875%, 6/01/24 ...............................................................................      7,500,000       8,122,575
   Grand Traverse County Hospital Revenue, Munson Healthcare, Series A, AMBAC Insured,
     6.25%, 7/01/12 ................................................................................        815,000         851,105
     6.25%, 7/01/22 ................................................................................      2,395,000       2,480,334
     Pre-Refunded, 6.25%, 7/01/12 ..................................................................      1,685,000       1,778,265
     Pre-Refunded, 6.25%, 7/01/22 ..................................................................      5,505,000       5,809,702
   Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..............      5,250,000       5,820,623
   Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 ..................      2,000,000       1,943,740
   Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 ........      4,400,000       4,429,040
   Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ......................      4,715,000       5,158,163
   Hartland Consolidated School District GO, FGIC Insured, 6.00%, 5/01/29 ..........................     30,000,000      32,385,900
   Haslett Public School District GO,
     MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ....................................................      3,900,000       4,260,594
     Refunding, FSA Insured, 6.625%, 5/01/19 .......................................................      3,875,000       4,054,413
   Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ...........................      2,000,000       2,091,200
   Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
     5.70%, 5/01/21 ................................................................................      4,000,000       4,369,841
     5.50%, 5/01/26 ................................................................................      1,000,000       1,081,640
   Houghton-Portage Township School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/14 ..........      2,000,000       2,076,100
   Howell Public Schools GO, MBIA Insured,
     5.875%, 5/01/22 ...............................................................................      2,000,000       2,230,660
     6.00%, 5/01/25 ................................................................................      1,600,000       1,773,904
   Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
     6.05%, 5/01/19 ................................................................................      2,000,000       2,176,160
     6.10%, 5/01/24 ................................................................................      2,000,000       2,179,120
   Huron Valley School District GO,
     FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 ...................................................        100,000         110,192
     FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 ....................................................      2,450,000       2,683,142
     Refunding, FGIC Insured, 6.125%, 5/01/20 ......................................................     11,535,000      12,039,772
   Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...........................        130,000         142,320

FRANKLIN TAX-FREE TRUST

                                                                                                         PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                             AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
     Brogess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 .............................    $  3,805,000    $  4,013,780
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ..........................         250,000         251,610
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ..........................      10,000,000      10,128,700
     Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 .........      26,165,000      27,371,207
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
       Pre-Refunded, 6.25%, 5/15/12 ...............................................................       5,000,000       5,370,450
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
       Pre-Refunded, 6.375%, 5/15/17 ..............................................................       2,460,000       2,648,682
   Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13 ............       1,000,000       1,058,260
   Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
     5/01/21 ......................................................................................       1,510,000       1,574,160
     5/01/26 ......................................................................................       7,000,000       7,303,870
   Kent County Building Authority GO, 5.00%, 6/01/26 ..............................................      21,885,000      21,212,036
   Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ..............       2,200,000       2,238,302
   Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 .......................       2,000,000       2,040,600
   Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ..............       1,000,000         972,910
   Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ..........       1,500,000       1,665,120
   Lakeshore Public Schools GO, Berrien County, MBIA Insured, Pre-Refunded, 5.70%, 5/01/22 ........       3,000,000       3,246,300
   Lakeview Community Schools GO,
     FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...................................................         100,000         109,516
     Refunding, MBIA Insured, 6.75%, 5/01/13 ......................................................       1,500,000       1,536,120
   Lakewood Public Schools GO, MBIA Insured,
     5.375%, 5/01/20 ..............................................................................       2,000,000       2,020,000
     5.75%, 5/01/22 ...............................................................................         800,000         828,384
   Lansing Building Authority Revenue, Refunding, MBIA Insured, 5.60%, 6/01/19 ....................       1,470,000       1,509,514
   Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
     Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ...........................................       2,115,000       2,102,479
   Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded,
     6.00%, 5/01/25 ...............................................................................       3,500,000       3,827,390
   Lincoln Consolidated School District GO,
     FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ...................................................         130,000         140,683
     FSA Insured, 5.00%, 5/01/28 ..................................................................       1,000,000         965,370
   Refunding, FGIC Insured, 5.85%, 5/01/21 ........................................................          10,000          10,414
   Lincoln Park School District GO,
     FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 ...................................................       2,885,000       3,171,769
     FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ...................................................       6,050,000       6,665,346
     Refunding, FGIC Insured, 5.00%, 5/01/26 ......................................................         400,000         386,096
   Lowell Area Schools GO, FGIC Insured, 5.625%,
     5/01/25 ......................................................................................       3,125,000       3,252,875
     5/01/30 ......................................................................................       3,250,000       3,375,743
   Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
     Refunding, Series D, FSA Insured,
     5.875%, 4/01/11 ..............................................................................       4,525,000       4,917,318
     6.10%, 4/01/19 ...............................................................................       5,225,000       5,558,407
   Marysville Public School District GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ...............       1,100,000       1,177,341
   Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 .............       2,675,000       2,785,290
   Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ...............       4,000,000       4,348,200
   Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
     7.40%, 10/01/04 ..............................................................................         790,000         806,874
     7.55%, 10/01/08 ..............................................................................         315,000         321,691
   Michigan Municipal Bond Authority Revenue,
     Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 .......................       3,790,000       4,064,586
     Local Government Loan Program Revenue Sharing, 5.20%, 11/01/19 ...............................         330,000         328,030
     Series B, AMBAC Insured, 6.75%, 11/01/14 .....................................................       1,010,000       1,103,981
     Series B, AMBAC Insured, 6.80%, 11/01/14 .....................................................       1,135,000       1,242,507
     Series B, AMBAC Insured, 6.80%, 11/01/23 .....................................................         280,000         303,652
     Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 .......................................         515,000         578,659
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 .......................................         545,000         612,367
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 .......................................       5,480,000       6,148,122
   Michigan State Building Authority Revenue,
     Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ..........................................       1,500,000       1,540,830
     Series II, MBIA Insured, 6.25%, 10/01/20 .....................................................       4,645,000       4,771,437
     Series II, MBIA Insured, ETM, 7.40%, 4/01/01 .................................................         505,000         506,459

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured,
     5.50%, 5/15/22 ...............................................................................    $  4,500,000    $  4,519,710
   Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ..............................................       5,000,000       5,108,500
   Michigan State HDA,
     Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ..............................         200,000         212,338
     SFMR, Refunding, Series B, 6.20%, 6/01/27 ....................................................          70,000          71,961
     SFMR, Refunding, Series E, 6.20%, 12/01/27 ...................................................         285,000         293,427
     SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ................................................       2,500,000       2,590,225
     SFMR, Series D, 5.95%, 12/01/16 ..............................................................         250,000         263,588
   Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 .................      15,175,000      16,231,939
     Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 ..................................       1,750,000       1,781,710
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
     5.50%, 8/15/24 ...............................................................................      15,000,000      15,211,800
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
     5.25%, 8/15/27 ...............................................................................      10,000,000       9,762,300
     Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 .....................      10,525,000      11,120,820
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .........................       6,000,000       6,104,640
     Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .........................       1,750,000       1,780,520
     Mercy Health Services, Series U, 5.75%, 8/15/26 ..............................................         300,000         313,260
     Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 .................................       8,605,000       8,471,708
     Mercy Health Services, Series X, Refunding, MBIA Insured, 6.00%, 8/15/34 .....................      11,000,000      11,725,890
     Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 .................       4,890,000       5,076,945
     Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .............       7,500,000       7,527,900
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..................       9,625,000       9,318,540
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26 ...................         500,000         476,474
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ...................       7,050,000       6,630,666
     Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ......................................         100,000         105,030
     Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11 ...........................       1,500,000       1,553,865
     St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ......................       3,445,000       3,632,615
     St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14 ......................       9,545,000      10,091,165
     St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17 .....................      14,500,000      14,705,900
   Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
     Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 .................................      20,000,000      20,714,600
     Series AA, FGIC Insured, 6.95%, 5/01/11 ......................................................       5,000,000       6,021,150
     Series BB, AMBAC Insured, 7.00%, 5/01/21 .....................................................       3,000,000       3,734,190
     Series BB, MBIA Insured, 6.05%, 10/01/23 .....................................................       1,285,000       1,345,805
     Series BB, MBIA Insured, 6.20%, 8/15/25 ......................................................      10,250,000      10,979,595
     Series CC, FGIC Insured, 6.95%, 9/01/21 ......................................................       5,540,000       5,711,075
     Series CC, MBIA Insured, 6.05%, 10/01/23 .....................................................       5,825,000       6,100,639
   Michigan State Trunk Line Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ...........................................       3,050,000       2,930,532
     Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 ..........................................       1,400,000       1,407,252
     Series A, FGIC Insured, 5.50%, 10/01/21 ......................................................         375,000         377,224
     Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20 .......................................       2,765,000       3,029,998
     Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 .......................................       8,990,000       9,851,602
     Series B-2, MBIA Insured, 5.50%, 10/01/21 ....................................................       1,160,000       1,174,929
   Milan Michigan Area Schools GO, Series A, FGIC Insured, 5.75%, 5/01/24 .........................       3,500,000       3,688,054
   Monroe County PCR, Detroit Edison Co.,
     Series 1, MBIA Insured, 6.875%, 9/01/22 ......................................................       4,000,000       4,198,320
     Series 1-B, MBIA Insured, 6.55%, 9/01/24 .....................................................       4,000,000       4,227,640
     Series CC, MBIA Insured, 6.55%, 6/01/24 ......................................................       1,150,000       1,211,306
   Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
     5/01/18 ......................................................................................       1,900,000       1,918,639
     5/01/21 ......................................................................................       2,000,000       2,007,920
   Northview Public Schools District GO,
     MBIA Insured, 5.80%, 5/01/21 .................................................................         235,000         245,474
     MBIA Insured, Pre-Refunded, 5.80%, 5/01/21 ...................................................       4,265,000       4,679,046
     Refunding, FGIC Insured, 5.00%, 5/01/21 ......................................................       3,450,000       3,376,860
   Novi Community School District GO,
     Building and Site, FGIC Insured, 5.30%, 5/01/21 ..............................................       1,960,000       1,978,326
     FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 ..................................................       4,750,000       5,085,350
   Oakland, Washtenaw, etc. Counties Community College District Revenue,
     AMBAC Insured, 6.65%, 5/01/11 ................................................................       3,500,000       3,692,080

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Oakridge Public Schools GO, FSA Insured,
     5.00%, 5/01/23 ...............................................................................    $    500,000    $    486,260
     5.125%, 5/01/28 ..............................................................................         500,000         491,684
   Plymouth-Canton Community School District GO,
     Refunding, AMBAC Insured, 5.50%, 5/01/13 .....................................................       4,000,000       4,140,600
     Series C, FGIC Insured, Pre-Refunded, 6.50%, 5/01/16 .........................................       3,500,000       3,688,230
     Series C, MBIA Insured, Pre-Refunded, 6.50%, 5/01/16 .........................................       3,000,000       3,161,340
   Port Huron School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/12 ........................       4,500,000       4,662,405
   Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
     6.10%, 10/01/14 ..............................................................................         770,000         830,607
     6.20%, 10/01/20 ..............................................................................         670,000         714,582
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 .................................................................       2,500,000       2,914,725
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series B, MBIA Insured,
     5.875%, 7/01/35 ..............................................................................      25,000,000      26,828,500
   Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14 .       3,400,000       3,619,606
   Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ................         940,000         964,985
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .....................       8,700,000       8,954,910
   Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ....................................      14,090,000      15,588,331
   Rockford Public Schools GO, Refunding,
     AMBAC Insured, 5.875%, 5/01/19 ...............................................................       3,900,000       4,014,231
     FGIC Insured, 5.25%, 5/01/22 .................................................................       1,250,000       1,254,475
     FGIC Insured, 5.25%, 5/01/27 .................................................................       3,000,000       3,002,910
     FSA Insured, 5.875%, 5/01/19 .................................................................       3,150,000       3,242,264
     MBIA Insured, 5.875%, 5/01/12 ................................................................       1,850,000       1,917,618
     MBIA Insured, 5.875%, 5/01/19 ................................................................       1,925,000       1,981,383
   Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
     5/01/13 ......................................................................................         690,000         720,457
     5/01/17 ......................................................................................       1,200,000       1,241,940
     5/01/22 ......................................................................................       5,435,000       5,604,354
   Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 ..........       5,000,000       5,149,000
   Saginaw Hospital Finance Authority Revenue,
     Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ..................       4,850,000       4,918,870
     Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 ...................       1,750,000       1,776,635
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 ..............       5,325,000       5,469,734
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 ...............       2,000,000       2,052,000
     St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.00%, 7/01/21 ...............       3,875,000       3,888,755
     St. Luke's Hospital Project, Refunding, Series D, MBIA Insured, Pre-Refunded, 6.50%, 7/01/11 .       1,000,000       1,029,940
   Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 .........................       2,540,000       2,569,667
   Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
     5.75%, 5/01/21 ...............................................................................       3,575,000       3,915,196
     5.375%, 5/01/26 ..............................................................................       1,000,000       1,074,880
   South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 .........................       2,000,000       2,010,380
   South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 .................................       3,155,000       3,214,062
   St. Clair County Building Authority GO, MBIA Insured, 5.25%,
     4/01/18 ......................................................................................       2,065,000       2,091,680
     4/01/21 ......................................................................................       2,400,000       2,412,576
   St. Clair County EDC, PCR, Detroit Edison Co., Refunding,
     Series AA, AMBAC Insured, 6.40%, 8/01/24 .....................................................      10,000,000      11,120,900
     Series DD, AMBAC Insured, 6.05%, 8/01/24 .....................................................       7,745,000       8,018,476
   Sturgis Public School District GO, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ..................       1,000,000       1,065,450
   Tecumseh Public Schools GO, FGIC Insured, 5.50%,
     5/01/25 ......................................................................................       5,925,000       6,057,068
     5/01/30 ......................................................................................       4,500,000       4,606,874
   Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded,
     6.00%, 5/01/23 ...............................................................................       2,400,000       2,655,216
   Traverse City Area Public Schools GO, Building and Site, Series I, MBIA Insured, Pre-Refunded,
     5.70%, 5/01/20 ...............................................................................       4,550,000       4,923,555
   University of Michigan Revenues, Medical Service Plan, MBIA Insured, Pre-Refunded,
     6.50%, 12/01/21 ..............................................................................       2,365,000       2,466,175
   Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
     5/01/12 ......................................................................................       2,175,000       2,252,864
     5/01/20 ......................................................................................       1,000,000       1,018,990
   Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 ...........       3,000,000       3,056,160
   Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ..................................       2,450,000       2,409,526

FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ....................................    $  2,000,000  $    2,244,260
   Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
     Series A, MBIA Insured, 5.25%, 12/01/18 ......................................................       5,500,000       5,503,685
     sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 ................................       1,000,000       1,001,580
     sub. lien, Series B, MBIA Insured, 6.875%, 12/01/11 ..........................................         300,000         311,796
     sub. lien, Series B, MBIA Insured, 6.75%, 12/01/21 ...........................................       2,000,000       2,067,300
   Wayne County Airport Revenue, sub. lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ..............      10,585,000      10,611,885
   Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 .................................       5,000,000       4,885,700
   Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 ...................       2,275,000       2,365,682
   West Bloomfield School District GO, FGIC Insured, 6.00%,
     5/01/19 ......................................................................................       2,100,000       2,267,012
     5/01/20 ......................................................................................       2,000,000       2,152,940
   West Branch Rose City Area School District G0, FGIC Insured, 5.50%, 5/01/24 ....................       1,400,000       1,431,262
   West Ottawa Public School District GO,
     FGIC Insured, 5.60%, 5/01/21 .................................................................       2,355,000       2,425,132
     FGIC Insured, 5.60%, 5/01/26 .................................................................      12,100,000      12,440,977
     Refunding, FGIC Insured, 6.00%, 5/01/20 ......................................................       6,630,000       6,839,641
   Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ............................       1,660,000       1,688,901
   Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
     6.75%, 1/01/15 ...............................................................................      18,710,000      19,105,342
     6.50%, 1/01/19 ...............................................................................       4,915,000       5,005,829
   Williamston Community School District GO, Building and Site, MBIA Insured, 5.375%, 5/01/15 .....       4,900,000       5,072,185
   Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 ...............................       1,800,000       1,868,040
   Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 .....................       1,800,000       1,868,256
   Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 ...........................       9,980,000      10,395,368
   Yale Public Schools District GO, AMBAC Insured,
     5.375%, 5/01/17 ..............................................................................       2,000,000       2,039,040
     5.50%, 5/01/19 ...............................................................................       1,500,000       1,530,870
   Ypsilanti School District GO,
     FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ...................................................       4,700,000       5,147,252
     Refunding, FGIC Insured, 5.375%, 5/01/26 .....................................................       6,750,000       6,800,422
   Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ................       4,000,000       4,358,240
                                                                                                                     ---------------
   TOTAL LONG TERM INVESTMENTS (COST $1,047,748,248) ..............................................                   1,113,202,777
                                                                                                                     ---------------
(a)SHORT TERM INVESTMENTS 1.6%
   Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital,
     Series B, MBIA Insured, Daily VRDN and Put, 3.20%, 2/15/16 ...................................         800,000         800,000
   Jackson County EDC Revenue, Vista Grande Villa Project, Refunding, Daily VRDN and Put,
     3.15%, 6/01/27 ...............................................................................         900,000         900,000
   Michigan Higher Education Facilities Authority Revenue, Concordia Collateral Project,
     Limited Obligation, Daily VRDN and Put, 3.20%, 9/01/14 .......................................       2,000,000       2,000,000
   Michigan State Strategic Fund Limited Obligation Revenue, Dow Chemical Co. Project, Refunding,
     Daily VRDN and Put, 3.15%, 2/01/09 ...........................................................       1,500,000       1,500,000
   Midland County EDC Limited Obligation Revenue, Dow Chemical Co. Project, Refunding, Series B,
     Daily VRDN and Put, 3.10%, 12/01/15 ..........................................................         400,000         400,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
     Weekly VRDN and Put, 1.90%, 7/01/28 ..........................................................       4,400,000       4,400,000
   University of Michigan Revenues,
   Hospital, Refunding, Series A-2, Daily VRDN & Put, 3.15%, 12/01/24 .............................       2,000,000       2,000,000
   Hospital, Series A, Daily VRDN and Put, 3.15%, 12/01/27 ........................................       3,700,000       3,700,000
   Medical Service Plan, Series A, Daily VRDN and Put, 3.15%, 12/01/27 ............................       2,000,000       2,000,000
                                                                                                                     ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $17,700,000) ................................................                      17,700,000
                                                                                                                     ---------------
   TOTAL INVESTMENTS (COST $1,065,448,248) 98.7% ..................................................                   1,130,902,777
   OTHER ASSETS, LESS LIABILITIES 1.3% ............................................................                      15,278,426
                                                                                                                     ---------------
   NET ASSETS 100.0% ..............................................................................                  $1,146,181,203
                                                                                                                     ==============

See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                                                    YEAR ENDED FEBRUARY 28,
                                                              ----------------------------------------------------------------------
CLASS A                                                         2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $  11.13       $  12.14       $  12.16       $  12.01       $  12.14
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ..............................          .58            .59            .61            .64            .65
  Net realized and unrealized gains (losses) ............          .76           (.99)           .01            .25           (.12)
                                                              ----------------------------------------------------------------------
Total from investment operations ........................         1.34           (.40)           .62            .89            .53
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income .................................         (.58)          (.59)          (.62)          (.64)          (.66)
  Net realized gains ....................................         --             (.02)          (.02)          (.10)          --
                                                              ----------------------------------------------------------------------
Total distributions .....................................         (.58)          (.61)          (.64)          (.74)          (.66)
                                                              ----------------------------------------------------------------------
Net asset value, end of year ............................     $  11.89       $  11.13       $  12.14       $  12.16       $  12.01
                                                              ======================================================================
Total return(b) .........................................        12.31%         (3.30)%         5.18%          7.60%          4.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................     $465,758       $451,142       $515,174       $495,315       $482,128
Ratios to average net assets:
  Expenses ..............................................          .67%           .66%           .67%           .65%           .66%
  Net investment income .................................         5.04%          5.05%          5.01%          5.29%          5.47%
Portfolio turnover rate .................................        24.68%         15.79%         16.25%         14.87%         14.40%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $  11.18       $  12.19       $  12.21       $  12.05       $  12.17
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)...............................          .52            .52            .54            .57            .59
  Net realized and unrealized gains (losses) ............          .76           (.98)           .01            .26           (.12)
                                                              ----------------------------------------------------------------------
Total from investment operations ........................         1.28           (.46)           .55            .83            .47
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income .................................         (.51)          (.53)          (.55)          (.57)          (.59)
  Net realized gains ....................................         --             (.02)          (.02)          (.10)          --
                                                              ----------------------------------------------------------------------
Total distributions .....................................         (.51)          (.55)          (.57)          (.67)          (.59)
                                                              ----------------------------------------------------------------------
Net asset value, end of year ............................     $  11.95       $  11.18       $  12.19       $  12.21       $  12.05
                                                              ======================================================================
Total return(b) .........................................        11.74%         (3.84)%         4.58%          7.04%          3.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................     $ 24,738       $ 21,828       $ 20,896       $ 10,131       $  4,844
Ratios to average net assets:
  Expenses ..............................................         1.23%          1.22%          1.23%          1.22%          1.23%
  Net investment income .................................         4.49%          4.50%          4.44%          4.72%          4.87%
Portfolio turnover rate .................................        24.68%         15.79%         16.25%         14.87%         14.40%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. See notes to financial statements.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                         PRINCIPAL
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.5%
   BONDS 98.7%

   Albany ISD No. 745 GO, Series A, FSA Insured, 6.00%, 2/01/16 ...................................    $  2,295,000    $  2,426,090
   Anoka-Hennepin ISD No.11 GO, School District Credit Enhancement Program, Series A, FSA Insured,
     5.00%, 2/01/20 ...............................................................................       6,130,000       6,019,415
   Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ....................       4,870,000       5,014,639
   Big Lake ISD No. 727 GO, MBIA Insured, 5.70%, 2/01/21 ..........................................       3,085,000       3,173,447
   Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
     MBIA Insured, 5.875%, 2/15/13 ................................................................       3,500,000       3,656,730
   Buffalo GO,
     AMBAC Insured, 5.55%, 6/01/17 ................................................................       1,000,000       1,028,240
     ISD No. 877, FSA Insured, 6.15%, 2/01/18 .....................................................       2,800,000       2,916,592
     ISD No. 877, Refunding, MBIA Insured, 5.00%, 2/01/22 .........................................       4,255,000       4,157,688
   Burnsville ISD No. 191 GO, Series A, FSA Insured, 6.20%, 2/01/17 ...............................       2,105,000       2,269,232
   Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
     5.95%, 9/20/19 ...............................................................................         400,000         419,184
     5.95%, 9/20/29 ...............................................................................       1,275,000       1,324,534
     6.00%, 9/20/34 ...............................................................................       1,000,000       1,039,570
   Caledonia ISD No. 299 GO, MBIA Insured, 5.60%, 2/01/21 .........................................       1,580,000       1,627,684
   Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ...............................         250,000         256,493
   Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ......................       2,975,000       3,100,694
   Columbia Heights ISD No. 13 GO, FSA Insured, 5.50%, 2/01/23 ....................................       4,500,000       4,583,655
   Dakota County Housing and RDA,
     Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 ....       1,015,000       1,019,436
     MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 ...................................       1,500,000       1,534,170
     Refunding, GNMA Secured, 8.10%, 3/01/16 ......................................................          55,000          55,550
     SFMR, GNMA Secured, 5.75%, 4/01/18 ...........................................................       2,629,000       2,696,802
     SFMR, GNMA Secured, 5.85%, 10/01/30 ..........................................................       4,407,000       4,505,056
   Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 .........................................       1,325,000       1,422,176
   Duluth EDA,
     Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded,
      6.20%, 11/01/12 .............................................................................       2,880,000       3,061,123
     Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded,
      6.30%, 11/01/22 .............................................................................       2,125,000       2,312,914
     Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%, 5/01/12        3,000,000       3,011,250
   Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
     5.95%, 9/20/29 ...............................................................................       1,700,000       1,765,841
     6.00%, 9/20/34 ...............................................................................       1,480,000       1,538,564
   Eden Prairie ISD No. 272 GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/15 ...............       1,980,000       2,079,614
   Eden Prairie MFHR,
     Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 12/20/20 ..............................       1,500,000       1,554,180
     Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 12/20/30 ..............................       3,350,000       3,469,863
     Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 6/20/42 ...............................       7,995,000       8,279,302
     Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 .............................       2,000,000       2,090,580
     Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ...........................       7,380,000       7,764,055
   Eveleth EDA GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 ..............................       1,000,000       1,033,600
   Faribault ISD No. 656 GO, FSA Insured, 5.75%, 6/01/15 ..........................................       1,500,000       1,583,565
   Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
     6.10%, 1/01/26 ...............................................................................       2,180,000       2,243,830
   Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded,
     5.00%, 11/01/25 ..............................................................................       8,000,000       8,280,640
   Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
     5.60%, 11/20/17 ..............................................................................         750,000         773,378
     5.70%, 11/20/32 ..............................................................................       3,000,000       3,055,350
   Hubbard County Housing and RDA GO, Heritage Center Project, MBIA Insured, 5.50%, 8/01/27 .......       1,085,000       1,115,413
   Kenyon Wanamingo ISD No. 2172 GO, MBIA Insured, 6.00%, 2/01/22 .................................       4,030,000       4,315,566
(b)Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 .........................................       3,705,000       3,713,336
   Lakeville ISD No. 194 GO, FGIC Insured, 5.40%, 2/01/13 .........................................       1,000,000       1,015,590
   Minneapolis and St. Paul Housing and RDA, Health Care System Revenue,
     Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16 ................................       1,005,000       1,044,999
     Children's Health Care, Series A, FSA Insured, 5.50%, 8/15/25 ................................       9,000,000       9,145,980
     Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 7.40%, 8/15/11 .............       9,890,000      10,129,734
     Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 6.75%, 8/15/14 .............       3,950,000       4,032,279

FRANKLIN TAX-FREE TRUST

                                                                                                         PRINCIPAL
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series A,
     AMBAC Insured, 5.20%, 1/01/24 ................................................................    $  5,000,000    $  5,010,150
     FGIC Insured, 5.125%, 1/01/31 ................................................................       5,000,000       4,891,200
   Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue, Carondelet
     Community Hospitals Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ..............         865,000       1,106,975
   Minneapolis GO, Sports Arena Project, Refunding,
     5.125%, 10/01/20 .............................................................................       8,340,000       8,334,579
     5.20%, 10/01/24 ..............................................................................       3,750,000       3,754,238
   Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
     Series A, MBIA Insured, 6.50%, 1/01/11 .......................................................         600,000         622,938
     Series B, MBIA Insured, 6.70%, 1/01/17 .......................................................       7,815,000       8,096,496
   Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 .....................       6,320,000       6,225,326
   Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 .....................       3,000,000       3,014,940
   Minneapolis Special School District No. 1, Series A, MBIA Insured, 5.90%, 2/01/17 ..............       5,000,000       5,248,750
   Minnesota Agriculture and Economic Development Board Revenue,
     Benedictine Health, Refunding, Series A, MBIA Insured, 5.00%, 2/15/23 ........................       2,600,000       2,519,114
     Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 .......................      12,250,000      11,938,850
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 .........       5,180,000       5,186,786
     Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ....      18,000,000      18,773,460
   Minnesota State HFA,
     Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ............................       6,885,000       7,205,290
     Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ............................       2,560,000       2,657,741
     Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ............................       2,935,000       3,036,346
     SFHR, Series D, 5.45%, 1/01/26 ...............................................................       4,940,000       4,969,146
     SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 ................................................       8,820,000       8,836,846
     SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 .................................................       1,470,000       1,518,451
     SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 ................................................       2,055,000       2,120,287
     SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 .................................................       1,320,000       1,369,830
   Minnesota State Higher Education Facilities Authority Revenue,
     Bethel, Refunding, 5.10%, 4/01/28 ............................................................       4,100,000       3,982,043
     University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 ........................       1,000,000       1,040,370
   Minnetonka MFHR,
     Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 .......................       2,720,000       2,858,774
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 ......................       1,750,000       1,834,350
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 ......................       5,955,000       6,197,190
   New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
     6.05%, 1/01/17 ...............................................................................         450,000         470,120
     6.20%, 1/01/31 ...............................................................................       5,470,000       5,700,615
   Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease Obligation,
     AMBAC Insured, 5.625%, 2/01/22 ...............................................................       1,230,000       1,318,954
   North St. Paul Maplewood ISD No. 622 GO,
     Refunding, Series A, 5.125%, 2/01/25 .........................................................       2,275,000       2,242,513
     Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 .........................................       2,000,000       2,238,140
   Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16 .............................       5,320,000       5,505,242
   Northern Municipal Power Agency Electric System Revenue,
     Refunding, FSA Insured, 5.00%, 1/01/12 .......................................................       1,030,000       1,064,062
     Series C, AMBAC Insured, 6.125%, 1/01/20 .....................................................       8,090,000       8,545,063
   Park Rapids ISD No. 309 GO, MBIA Insured, 5.00%, 2/01/25 .......................................       9,090,000       8,818,209
   Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
     6.25%, 6/01/16 ...............................................................................       1,600,000       1,707,088
     6.125%, 6/01/24 ..............................................................................       1,815,000       1,916,749
   Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured,
     6.25%, 1/01/21 ...............................................................................       7,205,000       7,420,934
   Princeton ISD No. 477 GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ......................       1,190,000       1,176,505
   Prior Lake ISD No. 719 GO, FSA Insured, 5.50%,
     2/01/20 ......................................................................................       2,255,000       2,318,794
     2/01/21 ......................................................................................       2,590,000       2,667,027
   Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 7/01/23 ....       1,500,000       1,662,435
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .....................       1,300,000       1,338,090

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
   Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
     5.875%, 1/01/31 ..............................................................................    $  2,160,000    $  2,229,530
   Robbinsdale Hospital Revenue, North Memorial Medical Center Project, Refunding, Series A,
     AMBAC Insured, 5.45%, 5/15/13 ................................................................       2,000,000       2,054,060
   Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .............................       3,000,000       3,017,940
   Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 ...........       4,000,000       4,095,320
   Roseville ISD No. 623 GO, Series A, FSA Insured,
     5.80%, 2/01/19 ...............................................................................       1,200,000       1,226,904
     5.85%, 2/01/24 ...............................................................................       2,470,000       2,521,969
     6.00%, 2/01/25 ...............................................................................       4,260,000       4,413,786
   Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%,
     2/01/23 ......................................................................................       2,740,000       2,877,000
     2/01/26 ......................................................................................       5,000,000       5,238,150
   Scott County Housing and RDA,
     Facilities Lease Revenue, AMBAC Insured, 5.70%, 2/01/29 ......................................       1,380,000       1,404,799
     MFR, Highview Commons, Series A, GNMA Secured, 6.20%, 1/20/41 ................................       2,865,000       3,049,048
     MFR, Highview Commons, Series A, GNMA Secured, 6.50%, 7/20/41 ................................       1,300,000       1,407,796
     Special Benefits Tax Revenue, River City Centre Project, Series B, AMBAC Insured,
      5.50%, 2/01/27 ..............................................................................         675,000         688,156
     Tax Increment Development Revenue, River City Centre Project, Series E, FSA Insured,
      5.375%, 2/01/25 .............................................................................       1,170,000       1,182,367
   Scott County Housing and RDA GO,
     Savage City, Hamilton Apartments Project, AMBAC Insured, 5.70%, 2/01/33 ......................       2,285,000       2,326,061
     River City Centre Project, Series A, FSA Insured, 5.375%, 2/01/27 ............................       1,520,000       1,535,185
   Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%, 2/01/28 ....       2,530,000       2,703,634
   South Washington County ISD No. 833 GO, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10 .....       2,080,000       2,090,400
   Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County Apartments,
     Series B, MBIA Insured, 5.75%, 1/01/31 .......................................................       2,415,000       2,480,326
   Southern Minnesota Municipal Power Agency Power Supply System Revenue,
     Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 .......................................       1,000,000       1,050,090
     Series A, AMBAC Insured, 5.75%, 1/01/18 ......................................................       2,250,000       2,319,705
     Series A, FGIC Insured, 5.75%, 1/01/18 .......................................................       1,000,000       1,030,980
     Series A, MBIA Insured, 5.75%, 1/01/18 .......................................................       8,865,000       9,139,638
     Series B, AMBAC Insured, 6.00%, 1/01/16 ......................................................       5,000,000       5,219,850
     Series C, AMBAC Insured, 5.00%, 1/01/17 ......................................................       1,000,000         988,090
   St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ..........................................       2,250,000       2,333,813
   St. Cloud Health Care Revenue, St. Cloud Hospital Obligation Group, Series A, 5.875%, 5/01/30 ..      17,785,000      18,827,201
   St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
     5.00%, 7/01/15 ...............................................................................       1,165,000       1,174,157
   St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
     FGIC Insured, 5.00%, 3/01/22 .................................................................       1,250,000       1,215,175
   St. Francis ISD No. 15 GO, Series A, FSA Insured,
     6.35%, 2/01/13 ...............................................................................       1,500,000       1,642,950
     6.375%, 2/01/16 ..............................................................................       5,465,000       5,991,826
   St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
     Refunding, Series A, AMBAC Insured, 5.20%, 7/01/23 ...........................................       6,900,000       6,890,409
   St. Paul Housing and RDA, Parking Revenue, Series A, FSA Insured, 5.75%, 8/01/13 ...............       5,105,000       5,358,412
   St. Paul ISD No. 625 COP, Series C, MBIA Insured, 6.10%
     2/01/14 ......................................................................................       1,075,000       1,120,709
     2/01/15 ......................................................................................         500,000         520,155
   St. Paul ISD No. 625 GO,
   Series B, FSA Insured, 5.75%, 2/01/16 ..........................................................       3,500,000       3,618,230
   Series C, FSA Insured, 6.00%, 2/01/20 ..........................................................       1,600,000       1,714,128
   St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
     12/01/01 .....................................................................................           5,000           5,034
     12/01/02 .....................................................................................           5,000           5,060
     12/01/14 .....................................................................................         190,000         167,673
   Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15 ........................................       2,990,000       3,175,111
   Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%, 4/01/17 ..............       1,500,000       1,500,495
   Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ..............       2,915,000       3,001,313
   Waite Park GO, MBIA Insured,
     5.00%, 12/01/18 ..............................................................................       1,450,000       1,439,778
     5.05%, 12/01/20 ..............................................................................       1,200,000       1,193,976

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
   Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%
     2/01/23 ......................................................................................    $  1,160,000    $  1,246,803
     2/01/25 ......................................................................................       1,300,000       1,395,342
   Washington County Housing and RDA, SFMR, GNMA Secured, 7.60%, 12/01/11 .........................          80,000          80,067
   Washington County Housing and RDAR, Governmental Housing, Landfall Terrace Project, Refunding,
     5.35%, 2/01/22 ...............................................................................       1,000,000       1,006,480
     5.40%, 8/01/27 ...............................................................................       2,015,000       2,024,994
   Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
     AMBAC Insured, 5.50%, 1/01/12 ................................................................       2,745,000       2,912,802
     AMBAC Insured, 5.50%, 1/01/13 ................................................................       4,500,000       4,753,395
     MBIA Insured, 5.50%, 1/01/15 .................................................................       5,425,000       5,436,061
   Western Minnesota Municipal Power Agency Transmission Project Revenue, Refunding,
     AMBAC Insured, 6.75%, 1/01/16 ................................................................       2,000,000       2,052,780
   Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 ..............................       5,000,000       4,860,250
                                                                                                                       ------------
   TOTAL BONDS ....................................................................................                     484,073,992
                                                                                                                       ------------
   ZERO COUPON BONDS .8%

   Southern Minnesota Municipal Power Agency Power Supply System Revenue, Capital Appreciation,
     Series A, MBIA Insured,
      1/01/19 .....................................................................................       5,875,000       2,320,743
      1/01/20 .....................................................................................       4,750,000       1,774,553
                                                                                                                       ------------
   TOTAL ZERO COUPON BONDS ........................................................................                       4,095,296
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $470,526,747) ................................................                     488,169,288
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS .2%

   Cohasset Revenue, Minnesota Power and Light Co. Project, Series B, Daily VRDN and Put,
     3.15%, 6/01/13 ...............................................................................         750,000         750,000
   Olmsted County COP, Human Services Campus Infrastructure, Weekly VRDN and Put, 3.45%, 8/01/05 ..         125,000         125,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $875,000) ...................................................                         875,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $471,401,747) 99.7% ....................................................                     489,044,288
   OTHER ASSETS, LESS LIABILITIES .3% .............................................................                       1,452,312
                                                                                                                       ------------
   NET ASSETS 100.0% ..............................................................................                    $490,496,600
                                                                                                                       ============

See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                                                YEAR ENDED FEBRUARY 28,
                                                      ------------------------------------------------------------------------------
CLASS A                                                  2001            2000(c)           1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $    11.52      $    12.49        $    12.45      $    12.19      $    12.22
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................           .61             .61               .62             .64             .66
 Net realized and unrealized gains (losses) ......           .68            (.95)              .07             .33            (.03)
                                                      ------------------------------------------------------------------------------
Total from investment operations .................          1.29            (.34)              .69             .97             .63
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................          (.60)           (.61)             (.62)           (.64)           (.66)
 Net realized gains ..............................          --              (.02)             (.03)           (.07)           --
                                                      ------------------------------------------------------------------------------
Total distributions ..............................          (.60)           (.63)             (.65)           (.71)           (.66)
                                                      ------------------------------------------------------------------------------
Net asset value, end of year .....................    $    12.21      $    11.52        $    12.49      $    12.45      $    12.19
                                                      ==============================================================================
Total return(b) ..................................         11.48%          (2.80)%            5.63%           8.22%           5.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $  698,853      $  689,084        $  776,592      $  741,079      $  698,360
Ratios to average net assets:
Expenses .........................................           .66%            .64%              .65%            .64%            .64%
Net investment income ............................          5.10%           5.07%             4.98%           5.24%           5.43%
Portfolio turnover rate ..........................         16.45%           9.61%             6.56%          12.84%          14.95%

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............    $    11.52      $    11.43
                                                      ---------------------------
Income from investment operations:
 Net investment income(a) ........................           .55             .05
 Net realized and unrealized gains ...............           .70             .09
                                                      ---------------------------
Total from investment operations .................          1.25             .14
                                                      ---------------------------
Less distributions from net investment income ....          (.54)           (.05)
                                                      ---------------------------
Net asset value, end of year .....................    $    12.23      $    11.52
                                                      ===========================
Total return(b) ..................................         11.04%           1.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................    $    3,649      $       76
Ratios to average net assets:
 Expenses ........................................          1.22%           1.20%(d)
 Net investment income ...........................          4.53%           5.02%(d)
Portfolio turnover rate ..........................         16.45%           9.61%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(d)      Annualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                  YEAR ENDED FEBRUARY 28,
                                                        ----------------------------------------------------------------------------
CLASS C                                                    2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $    11.58      $    12.56      $    12.51      $    12.24      $    12.26
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................           .54             .54             .55             .58             .59
 Net realized and unrealized gains (losses) ........           .69            (.96)            .08             .34            (.02)
                                                        ----------------------------------------------------------------------------
Total from investment operations ...................          1.23            (.42)            .63             .92             .57
                                                        ----------------------------------------------------------------------------
Less distributions from:
Net investment income ..............................          (.53)           (.54)           (.55)           (.58)           (.59)
Net realized gains .................................          --              (.02)           (.03)           (.07)           --
                                                        ----------------------------------------------------------------------------
Total distributions ................................          (.53)           (.56)           (.58)           (.65)           (.59)
                                                        ----------------------------------------------------------------------------
Net asset value, end of year .......................    $    12.28      $    11.58      $    12.56      $    12.51      $    12.24
                                                        ============================================================================
Total return(b) ....................................         10.90%          (3.41)%          5.10%           7.66%           4.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................    $   42,072      $   40,181      $   42,258      $   28,178      $   15,786
Ratios to average net assets:
 Expenses ..........................................          1.22%           1.20%           1.21%           1.20%           1.20%
 Net investment income .............................          4.55%           4.52%           4.42%           4.67%           4.80%
Portfolio turnover rate ............................         16.45%           9.61%           6.56%          12.84%          14.95%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                         PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.5%
   Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ............................................    $    500,000    $    573,020
   Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 ...........................       3,660,000       3,807,608
   Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ...................       1,000,000       1,056,710
   Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ......................................       1,200,000       1,245,540
   Anthony Wayne Local School District GO, School Facilities Construction and Improvement,
    FSA Insured,
     5.65%, 12/01/21 ..............................................................................       2,490,000       2,595,676
     5.70%, 12/01/25 ..............................................................................       2,335,000       2,455,463
   Archbold Area Local School District GO,
     AMBAC Insured, 6.00%, 12/01/21 ...............................................................       2,000,000       2,129,500
     Refunding, MBIA Insured, 5.90%, 12/01/11 .....................................................         600,000         608,436
   Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
     6.00%, 12/01/24 ..............................................................................       2,345,000       2,626,447
   Aurora City School District COP, MBIA Insured,
     6.10%, 12/01/19 ..............................................................................       1,825,000       1,981,457
     6.15%, 12/01/24 ..............................................................................       1,670,000       1,806,690
   Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 .......       1,075,000       1,134,286
   Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 ...............................       4,000,000       4,120,680
   Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .......................       2,020,000       2,121,505
   Avon Local School District GO, AMBAC Insured, 6.00%, 12/01/20 ..................................       2,500,000       2,645,700
   Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ............................       8,125,000       8,446,263
   Brunswick City School District GO, AMBAC Insured, Pre-Refunded, 6.90%, 12/01/12 ................       2,295,000       2,400,341
   Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
     5.50%, 12/01/25 ..............................................................................         750,000         771,578
   Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ...............................................       1,000,000       1,054,650
   Butler County Hospital Facilities Revenue, Middletown Regional Hospital, Refunding and
     Improvement, FGIC Insured, 6.75%, 11/15/10 ...................................................       2,150,000       2,233,893
   Butler County Waterworks Revenue, AMBAC Insured, Pre-Refunded,
     6.35%, 12/01/08 ..............................................................................         790,000         836,563
     6.40%, 12/01/12 ..............................................................................         500,000         529,890
   Cardington and Lincoln Local School District GO, MBIA Insured, 6.60%, 12/01/14 .................         400,000         415,564
   Celina Wastewater System Mortgage Revenue, FGIC Insured, Pre-Refunded, 6.55%, 11/01/16 .........       1,200,000       1,237,164
   Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 ...........       1,555,000       1,645,563
   Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ....................................         675,000         703,694
   Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ................       2,035,000       2,128,325
   Clermont County Hospital Facilities Revenue, Mercy Health System,
     Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 ...........................................       1,750,000       1,821,715
     Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ........................................         485,000         494,913
   Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ..................      11,000,000      11,436,810
   Cleveland Airport Systems Revenue,
     Series A, FGIC Insured, 6.25%, 1/01/20 .......................................................       3,000,000       3,129,960
     Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 .........................................       1,450,000       1,570,959
   Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .........................       2,000,000       2,244,640
   Cleveland Waterworks Revenue,
     Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ...........................................       2,000,000       2,065,520
     Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 .............................      20,000,000      19,311,200
     Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 ....................................       1,000,000       1,043,230
     Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 .........................................      17,400,000      19,130,778
   Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded, 7.50%, 12/01/11 ....       1,000,000       1,050,240
   Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 .........................................         975,000       1,088,968
   Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus International,
     Series B, AMBAC Insured, 5.00%, 1/01/18 ......................................................       3,815,000       3,793,293
   Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%, 12/01/19 .......       1,500,000       1,530,630
   Conneaut Area City School District GO, FGIC Insured, 5.125%, 12/01/23 ..........................       1,000,000         991,300
   Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ......................................       1,530,000       1,622,351
   Crestview Local School District GO, Construction and Improvement, AMBAC Insured,
     6.65%, 12/01/14 ..............................................................................       1,650,000       1,756,590
   Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ................................         100,000         118,564
   Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
     5.40%, 1/15/19 ...............................................................................       1,500,000       1,522,500
     5.50%, 1/15/30 ...............................................................................       1,760,000       1,793,282
   Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 .........       1,000,000       1,016,630

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Cuyahoga County Utility System Revenue,
     AMBAC Insured, 5.125%, 2/15/28 ...............................................................    $  1,500,000    $  1,475,205
     Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ................       2,945,000       3,124,704
   Danville Local School District GO, School Improvement, AMBAC Insured, 5.75%, 12/01/23 ..........       1,180,000       1,252,747
   Defiance GO, MBIA Insured,
     6.10%, 12/01/14 ..............................................................................       1,000,000       1,068,130
     6.20%, 12/01/20 ..............................................................................         750,000         793,275
   Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 ................................       1,640,000       1,725,428
   Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ..................................       2,000,000       2,092,000
   Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .........................       1,625,000       1,707,534
   Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ...............................       1,100,000       1,175,526
   East Liverpool Hospital Revenue, East Liverpool City Hospital Project, Series B, FSA Insured,
     5.00%, 10/01/21 ..............................................................................       1,000,000         966,300
   Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ...........................       1,390,000       1,482,963
   Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ...............................       1,000,000       1,042,920
   Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 .............................       1,980,000       2,072,308
   Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 .................       2,500,000       2,685,575
   Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 ....       2,500,000       2,603,550
   Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
     5.875%, 12/01/14 .............................................................................       2,800,000       3,065,664
     5.90%, 12/01/19 ..............................................................................       5,150,000       5,643,113
   Greene County Sewer System Revenue, Governmental Enterprise,
     AMBAC Insured, 5.625%, 12/01/25 ..............................................................       1,890,000       1,960,025
     MBIA Insured, 5.25%, 12/01/25 ................................................................       5,000,000       5,037,500
   Greene County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 ...................       2,100,000       2,258,655
   Hamilton City Electric System Mortgage Revenue,
     Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 ...........................................      11,450,000      11,853,956
     Series B, FGIC Insured, 6.30%, 10/15/25 ......................................................       2,340,000       2,439,614
   Hamilton County Hospital Facilities Revenue,
     Bethesda Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 1/01/12 ........................       3,650,000       3,840,092
     Children's Hospital Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23 ...................       5,000,000       4,811,550
   Hamilton County Sales Tax, Series B, AMBAC Insured, 5.60%, 12/01/32 ............................       1,200,000       1,239,912
   Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 .......       3,010,000       3,227,563
   Hamilton Wastewater System Revenue, Series A, FSA Insured,
     5.90%, 10/15/21 ..............................................................................       3,040,000       3,178,320
     5.20%, 10/15/23 ..............................................................................       7,275,000       7,279,583
   Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ..................       4,665,000       4,797,253
   Heath City School District GO, School Improvement, Series A, FGIC Insured,
     5.60%, 12/01/21 ..............................................................................       1,000,000       1,039,470
     5.50%, 12/01/27 ..............................................................................       1,170,000       1,201,859
   Hilliard School District GO,
     Refunding, FGIC Insured, 6.55%, 12/01/05 .....................................................         500,000         557,475
     School Improvement, FGIC Insured, 5.75%, 12/01/28 ............................................       4,000,000       4,221,760
   Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ......................       2,750,000       2,858,185
   Ironton Building Improvement GO, AMBAC Insured, 5.50%, 12/01/22 ................................       1,000,000       1,025,870
   Jackson Local School District GO, Stark and Summit Counties Local School District,
     FSA Insured, 5.50%, 12/01/20 .................................................................       4,000,000       4,269,600
     FSA Insured, 5.625%, 12/01/25 ................................................................       3,500,000       3,620,330
     MBIA Insured, 5.50%, 12/01/21 ................................................................       3,060,000       3,141,121
   Kent State University Revenues, General Receipts, AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12 ..       1,195,000       1,259,016
   Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured, 5.00%, 8/15/23      3,930,000       3,781,171
   Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ....................       1,000,000       1,062,910
   Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ........................       3,200,000       3,528,416
   Licking Heights Local School District GO, School Facilities Construction and Improvements,
     Series A, FGIC Insured, 5.625%, 12/01/28 .....................................................       4,000,000       4,235,680

   Lincolnview Local School District GO, FGIC Insured, 5.50%, 12/01/25 ............................       4,225,000       4,326,147
   Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC Insured,
     5.50%, 9/01/29 ...............................................................................       6,250,000       6,369,688
   Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA Insured,
     5.50%, 9/01/27 ...............................................................................       5,000,000       5,088,150
   Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ........................................       1,050,000       1,097,796
   Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ...........       6,000,000       5,829,000

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
   Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
     12/01/06 .....................................................................................    $    120,000    $    144,113
     12/01/08 .....................................................................................         110,000         136,705
     12/01/09 .....................................................................................         120,000         151,447
     12/01/10 .....................................................................................         220,000         281,158
   Lucas County Hospital Revenue,
     Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 .........................         300,000         319,323
     Promedica Healthcare Obligation Group, Refunding, AMBAC Insured, 5.375%, 11/15/29 ............         750,000         756,923
     Promedica Healthcare Obligation Group, Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 .........       4,460,000       4,782,904
     St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ................       3,500,000       3,509,485
   Madison Local School District GO,
     Butler County School Improvement, FGIC Insured, 5.60%, 12/01/26 ..............................       1,120,000       1,183,067
     Butler County, MBIA Insured, 5.75%, 12/01/26 .................................................       1,000,000       1,050,880
   Mahoning County Hospital Facilities Revenue,
     Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 .....................................       4,750,000       4,879,343
     Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08 ......       2,000,000       2,112,180
   Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ..........................       1,905,000       1,955,673
   Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC Insured,
     Pre-Refunded, 6.70%, 12/01/09 ................................................................       2,500,000       2,611,125
   Marietta City School District GO, Series B, AMBAC Insured, 5.75%, 12/01/07 .....................       1,000,000       1,049,100
   Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 .........................................       3,875,000       4,064,991
   Marion County City School District GO, School Facilities Construction and Improvement Project,
    FSA Insured,
     5.55%, 12/01/20 ..............................................................................       1,000,000       1,040,970
     5.625%, 12/01/22 .............................................................................       1,100,000       1,143,516
   Marysville Exempted Village School District GO,
     FSA Insured, 5.30%, 12/01/21 .................................................................       2,000,000       2,035,900
     FSA Insured, 5.35%, 12/01/25 .................................................................       2,010,000       2,047,667
     FSA Insured, 5.375%, 12/01/29 ................................................................       2,465,000       2,508,064
     School Improvement, AMBAC Insured, 6.00%, 12/01/29 ...........................................       2,890,000       3,110,189
   Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 .....................................       1,935,000       2,018,050
   Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured, 5.80%, 12/01/14        2,755,000       2,894,348
   Mentor Exempted Village School District GO, MBIA Insured, 6.625%, 12/01/13 .....................       2,000,000       2,078,040
   Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc.,
     Series B, MBIA Insured, 6.50%, 5/01/21 .......................................................       1,340,000       1,371,101
   Minster School District School Facilities and Construction GO, FSA Insured,
     5.70%, 12/01/23 ..............................................................................       3,190,000       3,359,963
     5.75%, 12/01/27 ..............................................................................       3,260,000       3,436,040
   Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities,
     MBIA Insured, 7.40%, 4/01/09 .................................................................      12,510,000      12,543,026
   Montgomery County Revenue,
     Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ...................       1,600,000       1,679,840
     Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ...................       3,250,000       3,390,920
     Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ......................       1,565,000       1,604,814
   Muskingum County GO,
     County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 ...........................       1,000,000       1,027,680
     Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ....................       1,695,000       1,811,599
   New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
     5.85%, 1/01/21 ...............................................................................       1,015,000       1,046,526
   New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%, 12/01/17 ...       2,000,000       2,067,080
   New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 ...............       1,500,000       1,523,910
   Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, 5.45%, 12/01/25 ....       3,035,000       3,122,287
   North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ...............................................       3,800,000       4,017,892
   North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ......................       2,900,000       3,060,863
   Northwest Local School District GO, Scioto County, AMBAC Insured, Pre-Refunded, 7.05%, 12/01/14        2,000,000       2,093,960
   Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ..............................       5,000,000       5,132,850
   Ohio Capital Corp. HMR,
     Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ............................................       2,000,000       2,100,440
     Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 ............................................       4,215,000       4,299,047
     Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 ............................................       3,500,000       3,536,120
     Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ......................       1,625,000       1,708,688
     Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 .......................       2,565,000       2,673,756

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                        PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Ohio HFA,
     MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 ..................................    $    740,000    $    791,171
     MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ...................       2,035,000       2,055,635
     RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ..................................................       6,035,000       6,126,068
     SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 .................................................       2,360,000       2,420,440
   Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial Interest,
     AMBAC Insured, 5.625%, 2/15/16 ...............................................................      12,000,000      12,312,600
   Ohio State Air Quality Development Authority Revenue,
     Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ...............       3,500,000       3,550,015
     Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ........................       4,000,000       4,179,920
     JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ......................................       6,875,000       7,024,394
     JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 ............................       1,230,000       1,298,216
     JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 ............................      15,245,000      16,090,488
   Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .............................       6,750,000       6,683,783
     PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 .......................       5,400,000       5,469,390
     PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 ..............       7,000,000       7,261,100
   Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
     AMBAC Insured, 5.60%, 4/01/16 ................................................................       2,000,000       2,088,660
     MBIA Insured, 6.125%, 10/01/13 ...............................................................      13,000,000      13,897,780
   Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
     6.50%, 4/15/12 ...............................................................................       1,100,000       1,149,357
   Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ..................       5,000,000       5,144,200
   Ohio State Higher Educational Facility Commission Revenue,
     Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ..................       8,000,000       7,752,800
     University Dayton Project, FGIC Insured, 5.80%, 12/01/14 .....................................       1,300,000       1,371,175
     University Dayton Project, FGIC Insured, 6.75%, 12/01/15 .....................................       1,725,000       1,854,496
     Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 .................       3,500,000       3,565,870
   Ohio State Turnpike Commission Turnpike Revenue, Series A, FGIC Insured, Pre-Refunded,
     5.75%, 2/15/24 ...............................................................................       1,000,000       1,076,370
   Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ............       3,025,000       2,938,788
   Ohio State Water Development Authority PCR, Facilities Revenue,
     Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 .....................       3,420,000       3,599,379
     Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 .................       5,000,000       5,008,300
   Ohio State Water Development Authority Revenue,
     Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 .............................       5,000,000       5,204,250
     Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ..........................................       8,750,000       9,128,788
     Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ........................       1,000,000       1,038,230
     Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 ...................       4,450,000       4,530,723
     Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ....................................       2,000,000       2,325,360
   Olentangy Local School District GO,
     BIG Insured, 7.75%, 12/01/08 .................................................................         375,000         463,264
     BIG Insured, 7.75%, 12/01/09 .................................................................         375,000         468,694
     BIG Insured, 7.75%, 12/01/10 .................................................................         375,000         474,626
     School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ................       4,500,000       4,767,435
   Olmsted Falls Local School District GO,
     FGIC Insured, 5.85%, 12/15/17 ................................................................       1,500,000       1,571,595
     Pre-Refunded, 7.05%, 12/15/11 ................................................................       1,000,000       1,048,390
   Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 .....................       1,150,000       1,215,872
   Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 ....................       1,500,000       1,556,580
   Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured, 5.50%, 10/01/14 .       1,950,000       2,002,611
   Painesville Township Local School District GO, Lake County, FGIC Insured,
     5.625%, 12/01/09 .............................................................................       3,240,000       3,412,433
     5.65%, 12/01/15 ..............................................................................       4,490,000       4,649,664
   Perrysburg Exempted Village School District GO,
     AMBAC Insured, 6.00%, 12/01/15 ...............................................................       2,000,000       2,103,280
     Series B, FSA Insured, 5.00%, 12/01/25 .......................................................       7,850,000       7,621,644
   Pickerington Local School District GO, AMBAC Insured, 5.00%, 12/01/25 ..........................       8,335,000       8,081,199
   Plain Local School District GO, FGIC Insured, 6.00%, 12/01/25 ..................................       4,500,000       4,832,460
   Puerto Rico Commonwealth GO, Refunding, MBIA Insured, 5.75%, 7/01/24 ...........................       2,000,000       2,092,060
   Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 ........       4,000,000       4,124,440

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                        PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .....................    $ 11,000,000    $ 11,041,470
   Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ................................       1,600,000       1,683,456
   Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
     6.00%, 12/01/24 ..............................................................................       1,730,000       1,857,363
   Riverside Local School District GO, School Facilities Construction and Improvement,
     MBIA Insured, 5.75%, 12/01/22 ................................................................       1,000,000       1,066,790
   Rural Lorain County Water Authority, Water Resource Revenue Improvement, AMBAC Insured,
     5.875%, 10/01/24 .............................................................................       3,100,000       3,284,853
   Salem GO, AMBAC Insured, 6.50%, 12/01/06 .......................................................       2,000,000       2,263,840
   South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ............................         700,000         736,218
   Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
     12/01/15 .....................................................................................       1,000,000       1,064,350
     12/01/20 .....................................................................................         700,000         735,553
   South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
    ETM, 7.875%,
     12/01/04 .....................................................................................         550,000         629,657
     12/01/06 .....................................................................................         600,000         721,524
     12/01/07 .....................................................................................         600,000         735,702
   St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 .................       1,515,000       1,603,234
   St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ....................         600,000         623,922
   St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ..................................         750,000         779,903
   Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 .....................................       2,775,000       2,871,570
   Steubenville City School District GO,
     School Facilities and Implementation, MBIA Insured, 5.60%, 12/01/22 ..........................       1,500,000       1,566,855
     Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 .......................................       2,075,000       2,254,301
   Struthers City School District GO,
     AMBAC Insured, 6.50%, 12/01/14 ...............................................................       1,750,000       1,858,675
     Refunding, AMBAC Insured, 5.50%, 12/01/22 ....................................................       1,950,000       2,015,345
   Summit County GO, Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 ..............         400,000         412,856
   Sylvania City School District GO, FGIC Insured, 5.75%, 12/01/22 ................................       1,500,000       1,552,365
   Toledo GO, Limited Tax,
     AMBAC Insured, 5.95%, 12/01/15 ...............................................................       3,715,000       3,971,186
     AMBAC Insured, 6.00%, 12/01/16 ...............................................................       1,000,000       1,078,390
     FGIC Insured, 7.375%, 12/01/02 ...............................................................         400,000         425,268
     FGIC Insured, 7.375%, 12/01/03 ...............................................................         650,000         709,670
     FGIC Insured, 7.375%, 12/01/04 ...............................................................         650,000         728,546
     FGIC Insured, 7.375%, 12/01/05 ...............................................................         650,000         744,094
     FGIC Insured, 7.375%, 12/01/06 ...............................................................         625,000         727,631
   Trumbull County Hospital Revenue, Refunding and Improvement,
     Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ........................................       1,000,000       1,036,120
     Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ........................................       2,000,000       2,075,980
   Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ...................................       4,000,000       4,162,120
   Union Scioto Local School District GO, Classroom Facilities, FSA Insured, 5.50%, 12/01/22 ......       2,600,000       2,687,126
   University of Akron General Receipts Revenue, FGIC Insured,
     5.70%, 1/01/24 ...............................................................................       7,050,000       7,395,309
     5.75%, 1/01/29 ...............................................................................       1,500,000       1,573,290
   University of Cincinnati COP,
     Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ...............................       4,900,000       4,818,317
     MBIA Insured, Pre-Refunded, 6.75%, 12/01/09 ..................................................       1,600,000       1,671,696
   University of Cincinnati General Receipt,
     Series AD, MBIA Insured, 5.125%, 6/01/20 .....................................................       1,500,000       1,500,270
     Series W, MBIA Insured, 5.85%, 6/01/16 .......................................................       1,630,000       1,718,509
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .....................       6,000,000       6,043,920
   University of Toledo General Receipt, Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ........       5,500,000       5,675,890
   Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 .......................       5,000,000       5,036,250
   Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 ..............       1,000,000       1,072,490
   Valley Local School District GO, AMBAC Insured, 7.00%, 12/01/13 ................................       1,400,000       1,534,470
   Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ...............................       1,200,000       1,269,780
   Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 .........................................       2,415,000       2,646,333
   Warrensville Heights City School District GO, School Improvement, FGIC Insured,
     5.625%, 12/01/20 .............................................................................       3,500,000       3,650,185
     5.75%, 12/01/24 ..............................................................................       2,750,000       2,905,485

FRANKLIN  TAX-FREE  TRUST

                                                                                                        PRINCIPAL
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Wausen Exempted Village School District GO, Refunding and School Improvements, MBIA Insured,
     5.50%, 12/01/17 ..............................................................................    $  1,800,000    $  1,869,624
   Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ..................       1,800,000       1,907,424
   Western Reserve Local School District GO, MBIA Insured, 5.75%, 12/01/23 ........................       1,825,000       1,936,946
   Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, St. Ann's
     Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 ............................       5,000,000       5,184,550
   Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
     6.00%, 12/01/22 ..............................................................................       2,850,000       3,060,729
   Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 ..............................       2,000,000       2,074,240
   Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
     6.00%, 6/15/21 ...............................................................................       2,510,000       2,639,516
     5.25%, 6/15/29 ...............................................................................       3,320,000       3,319,734
   Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ...................         500,000         528,665
   Wooster City School District GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/17 ..................       8,700,000       9,316,730
   Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 .................       2,350,000       2,463,129
   Youngstown State University General Receipts, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 .....       2,250,000       2,474,955
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $699,336,969) ................................................                     733,152,813
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS .2%
   Ohio State Air Quality Development, Series A, Daily VRDN and Daily Put, 3.10%, 12/01/15 ........       1,300,000       1,300,000
   Ohio State Water Development Authority PCR, Facilities Revenue, Toledo Edison Co. Project,
     Refunding, Series A, Daily VRDN and Put, 3.10%, 4/01/24 ......................................         400,000         400,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,700,000) .................................................                       1,700,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $701,036,969) 98.7% ....................................................                     734,852,813
   OTHER ASSETS, LESS LIABILITIES 1.3% ............................................................                       9,720,549
                                                                                                                       ------------
   NET ASSETS 100.0% ..............................................................................                    $744,573,362
                                                                                                                       ============

See glossary of terms on page 100.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC          -   American Municipal Bond Assurance Corp.

BART           -   Bay Area Rapid Transit

BIG            -   Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                   1989 and no longer does business under this name).

CDA            -   Community Development Authority/Agency

CDD            -   Community Development District

COP            -   Certificate of Participation

EDA            -   Economic Development Authority

EDC            -   Economic Development Corp.

ETM            -   Escrow to Maturity

FGIC           -   Financial Guaranty Insurance Co.

FNMA           -   Federal National Mortgage Association

FSA            -   Financial Security Assistance

GNMA           -   Government National Mortgage Association

GO             -   General Obligation

HDA            -   Housing Development Authority/Agency

HDC            -   Housing Development Corp.

HFA            -   Housing Finance Authority/Agency

HFAR           -   Housing Finance Authority Revenue

HFC            -   Housing Finance Corp.

HMR            -   Home Mortgage Revenue

ID             -   Improvement District

IDA            -   Industrial Development Authority/Agency

IDAR           -   Industrial Development Authority/Agency Revenue

IDR            -   Industrial Development Revenue

ISD            -   Independent School District

LP             -   Limited Partnership

MBIA           -   Municipal Bond Investors Assurance Corp.

MF             -   Multi-Family

MFHR           -   Multi-Family Housing Revenue

MFMR           -   Multi-Family Mortgage Revenue

MFR            -   Multi-Family Revenue

MUD            -   Municipal Utility District

PBA            -   Public Building Authority

PCR            -   Pollution Control Revenue

PUD            -   Public Utility District

RDA            -   Redevelopment Authority/Agency

RDAR           -   Redevelopment Authority/Agency Revenue

RMR            -   Residential Mortgage Revenue

SFHR           -   Single Family Housing Revenue

SFM            -   Single Family Mortgage

SFMR           -   Single Family Mortgage Revenue

USD            -   Unified School District

VRDN           -   Variable Rate Demand Notes

FRANKLIN  TAX-FREE  TRUST

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001


                                                      FRANKLIN             FRANKLIN                                    FRANKLIN
                                                      ARIZONA               FLORIDA              FRANKLIN           MASSACHUSETTS
                                                  INSURED TAX-FREE     INSURED TAX-FREE      INSURED TAX-FREE     INSURED TAX-FREE
                                                     INCOME FUND           INCOME FUND          INCOME FUND          INCOME FUND
                                                  ---------------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost ....................................      $    69,663,087       $   110,336,958       $ 1,458,335,439       $   335,403,592
                                                  ---------------------------------------------------------------------------------
   Value ...................................           72,813,954           115,573,513         1,524,562,196           352,003,772
 Cash ......................................              307,979                74,727                92,602                64,921
 Receivables:
   Investment securities sold ..............              229,007                  --               5,276,328                  --
   Capital shares sold .....................                 --                 134,635             2,799,910               699,596
   Interest ................................              777,332             2,059,390            20,135,018             4,501,911
                                                  ---------------------------------------------------------------------------------
      Total assets .........................           74,128,272           117,842,265         1,552,866,054           357,270,200
                                                  ---------------------------------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased .........                 --                 731,934             3,885,902                  --
   Capital shares redeemed .................               76,754               155,764             4,067,121               296,830
   Affiliates ..............................               46,068                73,195               782,941               203,566
   Shareholders ............................               16,218               160,288             1,576,926               270,225
 Distributions to shareholders .............               79,826               129,233             1,824,942               408,540
 Other liabilities .........................               12,394                10,837               135,859                43,721
                                                  ---------------------------------------------------------------------------------
      Total liabilities ....................              231,260             1,261,251            12,273,691             1,222,882
                                                  ---------------------------------------------------------------------------------
        Net assets, at value ...............      $    73,897,012       $   116,581,014       $ 1,540,592,363       $   356,047,318
                                                  =================================================================================
Net assets consist of:
 Undistributed net investment income .......      $        11,502       $        69,168       $    (1,402,559)      $       (67,524)
 Net unrealized appreciation ...............            3,150,867             5,236,555            66,226,757            16,600,180
 Accumulated net realized loss .............           (1,876,896)           (2,463,614)           (5,061,966)           (1,856,069)
 Capital shares ............................           72,611,539           113,738,905         1,480,830,131           341,370,731
                                                  ---------------------------------------------------------------------------------
        Net assets, at value ...............      $    73,897,012       $   116,581,014       $ 1,540,592,363       $   356,047,318
                                                  =================================================================================
CLASS A:
 Net assets, at value ......................      $    73,897,012       $   116,581,014       $ 1,472,088,712       $   327,650,362
                                                  =================================================================================
 Shares outstanding ........................            6,906,088            11,253,092           122,891,319            28,388,189
                                                  =================================================================================
 Net asset value per share(a) ..............      $         10.70       $         10.36       $         11.98       $         11.54
                                                  =================================================================================
 Maximum offering price per share (net asset
  value per share/95.75%) ..................      $         11.17       $         10.82       $         12.51       $         12.05
                                                  =================================================================================

CLASS B:
 Net assets, at value ......................                 --                    --         $     6,291,234                  --
                                                  =================================================================================
 Shares outstanding ........................                 --                    --                 524,109                  --
                                                  =================================================================================
 Net asset value and maximum offering price
  per share(a) .............................                 --                    --         $         12.00                  --
                                                  =================================================================================
CLASS C:
 Net assets, at value ......................                 --                    --         $    62,212,417       $    28,396,956
                                                  =================================================================================
 Shares outstanding ........................                 --                    --               5,160,766             2,446,801
                                                  =================================================================================
 Net asset value per share(a) ..............                 --                    --         $         12.05       $         11.61
                                                  =================================================================================
 Maximum offering price per share (net asset
  value per share/99%) .....................                 --                    --         $         12.17       $         11.73
                                                  =================================================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)
STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2001

                                                                               FRANKLIN             FRANKLIN           FRANKLIN
                                                                               MICHIGAN            MINNESOTA             OHIO
                                                                           INSURED TAX-FREE     INSURED TAX-FREE    INSURED TAX-FREE
                                                                              INCOME FUND          INCOME FUND        INCOME FUND
                                                                           ---------------------------------------------------------
Assets:
 Investments in securities:
   Cost ................................................................    $ 1,065,448,248     $   471,401,747     $   701,036,969
                                                                           =========================================================
   Value ...............................................................      1,130,902,777         489,044,288         734,852,813
 Cash ..................................................................             63,657               8,027             117,778
 Receivables:
   Investment securities sold ..........................................               --             1,454,503                --
   Capital shares sold .................................................          1,152,301             287,092           1,238,687
   Interest ............................................................         18,174,571           4,991,829          11,439,331
                                                                           ---------------------------------------------------------
      Total assets .....................................................      1,150,293,306         495,785,739         747,648,609
                                                                           ---------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased .....................................               --             3,701,036                --
   Capital shares redeemed .............................................          1,349,138             352,432           1,199,584
   Affiliates ..........................................................            599,479             269,170             407,750
   Shareholders ........................................................            726,307             336,808             477,223
 Distributions to shareholders .........................................          1,338,498             570,504             872,833
 Other liabilities .....................................................             98,681              59,189             117,857
                                                                           ---------------------------------------------------------
      Total liabilities ................................................          4,112,103           5,289,139           3,075,247
                                                                           ---------------------------------------------------------
        Net assets, at value ...........................................    $ 1,146,181,203     $   490,496,600     $   744,573,362
                                                                           =========================================================
Net assets consist of:
 Undistributed net investment income ...................................    $      (466,418)    $      (284,111)    $        80,164
 Net unrealized appreciation ...........................................         65,454,529          17,642,541          33,815,844
 Accumulated net realized loss .........................................         (1,881,953)         (4,577,399)         (3,566,034)
 Capital shares ........................................................      1,083,075,045         477,715,569         714,243,388
                                                                           ---------------------------------------------------------
        Net assets, at value ...........................................    $ 1,146,181,203     $   490,496,600     $   744,573,362
                                                                           =========================================================
CLASS A:
 Net assets, at value ..................................................    $ 1,084,743,269     $   465,758,498     $   698,852,723
                                                                           =========================================================
 Shares outstanding ....................................................         89,783,298          39,166,447          57,257,704
                                                                           =========================================================
 Net asset value per share(a)...........................................    $         12.08     $         11.89     $         12.21
                                                                           =========================================================
 Maximum offering price per share (net asset value per share / 95.75%) .    $         12.62     $         12.42     $         12.75
                                                                           =========================================================
CLASS B:
 Net assets, at value ..................................................    $     7,817,955                --       $     3,648,873
                                                                           =========================================================
 Shares outstanding ....................................................            645,286                --               298,375
                                                                           =========================================================
 Net asset value and maximum offering price per share(a)................    $         12.12                --       $         12.23
                                                                           =========================================================
CLASS C:
 Net assets, at value ..................................................    $    53,619,979     $    24,738,102     $    42,071,766
                                                                           =========================================================
 Shares outstanding ....................................................          4,406,858           2,069,968           3,426,501
                                                                           =========================================================
 Net asset value per share(a)...........................................    $         12.17     $         11.95     $         12.28
                                                                           =========================================================
 Maximum offering price per share (net asset value per share / 99%) ....    $         12.29     $         12.07     $         12.40
                                                                           =========================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                                 FRANKLIN           FRANKLIN                            FRANKLIN
                                                                  ARIZONA            FLORIDA          FRANKLIN        MASSACHUSETTS
                                                             INSURED TAX-FREE   INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                               INCOME FUND        INCOME FUND       INCOME FUND       INCOME FUND
                                                             -----------------------------------------------------------------------
Investment income:
 Interest .................................................  $   4,038,950     $   6,207,907     $  87,569,031     $  19,691,695
                                                             =======================================================================
Expenses:
 Management fees (Note 3) .................................        455,254           675,892         6,989,183         1,778,329
 Distribution fees (Note 3)
   Class A ................................................         72,661           109,445         1,303,886           297,837
   Class B ................................................           --                --              10,280              --
   Class C ................................................           --                --             359,521           174,381
 Transfer agent fees (Note 3) .............................         26,901            41,438           740,350           176,957
 Custodian fees ...........................................            703             1,057             8,067             3,327
 Reports to shareholders ..................................          5,605             7,486            83,185            28,451
 Registration and filing fees .............................          5,667             5,643            48,924            13,497
 Professional fees (Note 3) ...............................          7,693             8,173            37,335            15,082
 Trustees' fees and expenses ..............................            798             1,199            16,367             5,212
 Other ....................................................          8,871            11,033            72,820            19,397
                                                             -----------------------------------------------------------------------
   Total expenses .........................................        584,153           861,366         9,669,918         2,512,470
                                                             -----------------------------------------------------------------------
   Net investment income ..................................      3,454,797         5,346,541        77,899,113        17,179,225
                                                             -----------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized loss from investments ......................       (829,678)         (653,712)         (475,525)         (465,128)
  Net unrealized appreciation on investments ..............      6,878,201         8,821,512        94,546,935        24,369,861
                                                             -----------------------------------------------------------------------
 Net realized and unrealized gain .........................      6,048,523         8,167,800        94,071,410        23,904,733
                                                             -----------------------------------------------------------------------
 Net increase in net assets resulting from operations .....  $   9,503,320     $  13,514,341     $ 171,970,523     $  41,083,958
                                                             =======================================================================


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

STATEMENTS OF OPERATIONS (CONT.)

FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                                            FRANKLIN            FRANKLIN               FRANKLIN
                                                                            MICHIGAN            MINNESOTA                 OHIO
                                                                        INSURED TAX-FREE     INSURED TAX-FREE       INSURED TAX-FREE
                                                                          INCOME FUND           INCOME FUND            INCOME FUND
                                                                       -------------------------------------------------------------
Investment income:
  Interest ......................................................       $  63,560,042        $  27,195,618         $  41,908,754
                                                                       -------------------------------------------------------------
Expenses:
  Management fees (Note 3) ......................................           5,241,308            2,391,163             3,520,361
  Distribution fees (Note 3)
    Class A .....................................................             978,158              419,341               650,368
    Class B .....................................................              18,777                 --                   9,128
    Class C .....................................................             314,432              146,440               261,278
  Transfer agent fees (Note 3) ..................................             632,628              273,751               434,534
  Custodian fees ................................................              11,764                4,787                 7,169
  Reports to shareholders .......................................              95,687               40,621                57,037
  Registration and filing fees ..................................              20,959               11,469                15,925
  Professional fees (Note 3) ....................................              29,946               16,101                55,965
  Trustees' fees and expenses ...................................              12,095                5,177                 7,938
  Insurance .....................................................                --                  2,375                14,100
  Other .........................................................              49,058               24,382                38,688
                                                                       -------------------------------------------------------------
      Total expenses ............................................           7,404,812            3,335,607             5,072,491
                                                                       -------------------------------------------------------------
        Net investment income ...................................          56,155,230           23,860,011            36,836,263
                                                                       -------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized loss from investments ............................            (490,045)          (3,186,214)           (2,272,686)
  Net unrealized appreciation on investments ....................          66,898,360           34,513,019            44,062,488
                                                                       -------------------------------------------------------------
Net realized and unrealized gain ................................          66,408,315           31,326,805            41,789,802
                                                                       -------------------------------------------------------------
Net increase in net assets resulting from operations ............       $ 122,563,545        $  55,186,816         $  78,626,065
                                                                       =============================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                         FRANKLIN ARIZONA INSURED         FRANKLIN FLORIDA INSURED
                                                                           TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                        ------------------------------------------------------------
                                                                            2001           2000             2001            2000
                                                                        ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........................................    $ 3,454,797    $ 3,850,387     $  5,346,541    $  5,703,415
   Net realized loss from investments ..............................       (829,678)      (864,384)        (653,712)       (542,354)
   Net unrealized appreciation (depreciation) on investments .......      6,878,201     (7,201,575)       8,821,512     (10,374,422)
                                                                        ------------------------------------------------------------
     Net increase (decrease) in net assets resulting from operations      9,503,320     (4,215,572)      13,514,341      (5,213,361)
 Distributions to shareholders from net investment income ..........     (3,434,073)    (3,927,305)      (5,285,246)     (5,735,968)
 Capital share transactions: (Note 2) ..............................     (4,689,384)       (24,399)        (479,381)     (4,707,193)
                                                                        ------------------------------------------------------------
     Net increase (decrease) in net assets .........................      1,379,863     (8,167,276)       7,749,714     (15,656,522)
Net assets:
  Beginning of year ................................................     72,517,149     80,684,425      108,831,300     124,487,822
                                                                        ------------------------------------------------------------
  End of year ......................................................    $73,897,012    $72,517,149     $116,581,014    $108,831,300
                                                                        ============================================================
Undistributed net investment income included in net assets:
  End of year ......................................................    $    11,502    $    (9,222)    $     69,168    $      7,872
                                                                        ============================================================


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                         FRANKLIN INSURED            FRANKLIN MASSACHUSETTS INSURED
                                                                         TAX-FREE INCOME                   TAX-FREE INCOME FUND
                                                                 -------------------------------------------------------------------
                                                                      2001             2000                2001            2000
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ......................................  $   77,899,113   $   86,901,170       $ 17,179,225   $ 18,293,604
   Net realized loss from investments .........................        (475,525)      (4,583,322)          (465,128)    (1,390,941)
   Net unrealized appreciation (depreciation) on investments ..      94,546,935     (139,213,298)        24,369,861    (29,607,121)
                                                                 -------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ........................................     171,970,523      (56,895,450)        41,083,958    (12,704,458)
 Distributions to shareholders from:
   Net investment income:
    Class A ...................................................     (74,803,497)     (84,128,335)       (15,887,604)   (17,014,519)
    Class B ...................................................         (69,273)             (71)              --             --
    Class C ...................................................      (2,565,333)      (2,905,765)        (1,220,582)    (1,233,276)
   Net realized gains:
    Class A ...................................................            --         (2,954,541)              --             --
    Class C ...................................................            --           (115,941)              --             --
                                                                 -------------------------------------------------------------------
 Total distributions to shareholders ..........................     (77,438,103)     (90,104,653)       (17,108,186)   (18,247,795)
 Capital share transactions: (Note 2)
    Class A ...................................................     (64,392,458)    (140,018,064)          (904,760)    (4,931,023)
    Class B ...................................................       6,142,910           63,000               --             --
    Class C ...................................................       2,073,737       (2,989,153)          (807,109)     3,286,208
                                                                 -------------------------------------------------------------------
Total capital share transactions ..............................     (56,175,811)    (142,944,217)        (1,711,869)    (1,644,815)
      Net increase (decrease) in net assets ...................      38,356,609     (289,944,320)        22,263,903    (32,597,068)
Net assets:
 Beginning of year ............................................   1,502,235,754    1,792,180,074        333,783,415    366,380,483
                                                                 -------------------------------------------------------------------
 End of year ..................................................  $1,540,592,363   $1,502,235,754       $356,047,318   $333,783,415
                                                                 ===================================================================
Undistributed net investment income included in net assets:
 End of year ..................................................  $   (1,402,559)  $   (1,863,569)      $    (67,524)  $   (138,563)
                                                                 ===================================================================


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                    FRANKLIN MICHIGAN INSURED          FRANKLIN MINNESOTA INSURED
                                                                      TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                               ---------------------------------------------------------------------
                                                                     2001               2000             2001             2000
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $   56,155,230     $   60,191,236     $ 23,860,011     $ 25,703,798
  Net realized loss from investments ......................          (490,045)        (1,175,679)      (3,186,214)      (1,391,185)
  Net unrealized appreciation (depreciation) on investments        66,898,360        (90,745,904)      34,513,019      (42,186,535)
                                                               ---------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations ......................................       122,563,545        (31,730,347)      55,186,816      (17,873,922)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................       (53,459,066)       (57,627,770)     (22,758,162)     (25,008,134)
   Class B ................................................          (124,442)              (470)            --               --
   Class C ................................................        (2,181,898)        (2,366,024)      (1,010,156)      (1,023,613)
 Net realized gains:
   Class A ................................................              --              (29,134)            --         (1,012,367)
   Class C ................................................              --               (1,391)            --            (45,306)
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders ......................       (55,765,406)       (60,024,789)     (23,768,318)     (27,089,420)
 Capital share transactions: (Note 2)
   Class A ................................................       (36,699,951)       (15,930,404)     (15,306,119)     (21,060,438)
   Class B ................................................         7,409,101            226,865             --               --
   Class C ................................................         1,621,257          3,195,982        1,413,796        2,924,255
                                                               ---------------------------------------------------------------------
 Total capital share transactions .........................       (27,669,593)       (12,507,557)     (13,892,323)     (18,136,183)
    Net increase (decrease) in net assets .................        39,128,546       (104,262,693)      17,526,175      (63,099,525)
Net assets:
 Beginning of year ........................................     1,107,052,657      1,211,315,350      472,970,425      536,069,950
                                                               ---------------------------------------------------------------------
 End of year ..............................................    $1,146,181,203     $1,107,052,657     $490,496,600     $472,970,425
                                                               =====================================================================
Undistributed net investment income included in net assets:
 End of year ..............................................    $     (466,418)    $     (856,242)    $   (284,111)    $   (375,804)
                                                               =====================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                                      FRANKLIN OHIO INSURED
                                                                                                       TAX-FREE INCOME FUND
                                                                                             ---------------------------------------
                                                                                                  2001                     2000
                                                                                             ---------------------------------------
Increase (decrease) in net assets:
Operations:
  Net investment income ..........................................................           $  36,836,263            $  39,933,503
  Net realized loss from investments .............................................              (2,272,686)              (1,293,348)
  Net unrealized appreciation (depreciation) on investments ......................              44,062,488              (62,487,259)
                                                                                             ---------------------------------------
       Net increase (decrease) in net assets resulting from operations ...........              78,626,065              (23,847,104)
Distributions to shareholders from:
  Net investment income:
    Class A ......................................................................             (34,715,424)             (38,146,160)
    Class B ......................................................................                 (61,315)                    (123)
    Class C ......................................................................              (1,818,624)              (1,920,391)
  Net realized gains:
    Class A ......................................................................                    --                 (1,086,554)
    Class C ......................................................................                    --                    (61,042)
                                                                                             ---------------------------------------
Total distributions to shareholders ..............................................             (36,595,363)             (41,214,270)
Capital share transactions: (Note 2)
    Class A ......................................................................             (29,839,813)             (25,936,766)
    Class B ......................................................................               3,490,517                   75,442
    Class C ......................................................................                (448,940)               1,413,023
                                                                                             ---------------------------------------
Total capital share transactions .................................................             (26,798,236)             (24,448,301)
       Net increase (decrease) in net assets .....................................              15,232,466              (89,509,675)
Net assets:
  Beginning of year ..............................................................             729,340,896              818,850,571
                                                                                             ---------------------------------------
  End of year ....................................................................           $ 744,573,362            $ 729,340,896
                                                                                             =======================================
Undistributed net investment income included in net assets:
  End of year ....................................................................           $      80,164            $    (160,736)
                                                                                             =======================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a.  SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.  INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d.  INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy or a secondary insurance policy. Some municipal securities in the Trust are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TAX-FREE TRUST

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f.  AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Funds. The Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of their investments as listed below:

                                                                                                  ESTIMATED COST INCREASE
Franklin Arizona Insured Tax-Free Income Fund ...............................................           $  10,907
Franklin Florida Insured Tax-Free Income Fund ...............................................               1,167
Franklin Insured Tax-Free Income Fund .......................................................             582,851
Franklin Massachusetts Insured Tax-Free Income Fund .........................................              98,755
Franklin Michigan Insured Tax-Free Income Fund ..............................................             113,550
Franklin Minnesota Insured Tax-Free Income Fund .............................................              94,375
Franklin Ohio Insured Tax-Free Income Fund ..................................................             104,453

2.  SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                        CLASS A & CLASS C                                         CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Arizona Insured Tax-Free Income       Fund Franklin Massachusetts Insured Tax-Free Income Fund  Franklin Insured Tax-Free
                                                                                                         Income Fund

Franklin Florida Insured Tax-Free Income Fund  Franklin Minnesota Insured Tax-Free Income Fund           Franklin Michigan Insured
                                                                                                         Tax-Free Income Fund
                                                                                                         Franklin Ohio Insured Tax-
                                                                                                         Free Income Fund

At February 28, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                      FRANKLIN ARIZONA INSURED            FRANKLIN FLORIDA INSURED
                                                                          TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                             ---------------------------------------------------------------------
CLASS A SHARES:                                                    SHARES               AMOUNT            SHARES            AMOUNT
                                                             ---------------------------------------------------------------------
Year ended February 28, 2001
  Shares sold ...........................................       1,117,725        $  11,444,450         1,614,142     $  16,308,931
  Shares issued in reinvestment of distributions ........         150,509            1,541,802           211,980         2,118,259

  Shares redeemed .......................................     (1,728,052)         (17,675,636)       (1,897,552)      (18,906,571)
                                                             ---------------------------------------------------------------------
  Net decrease ..........................................       (459,818)        $ (4,689,384)          (71,430)     $   (479,381)
                                                             ---------------------------------------------------------------------
Year ended February 29, 2000
  Shares sold ...........................................       2,453,917        $  25,296,356         3,353,488     $  33,401,084
  Shares issued in reinvestment of distributions ........         198,966            2,037,874           202,653         2,024,670
  Shares redeemed .......................................     (2,729,952)         (27,358,629)       (4,057,502)      (40,132,947)
                                                             ---------------------------------------------------------------------
  Net decrease ..........................................        (77,069)        $    (24,399)         (501,361)     $ (4,707,193)
                                                             ---------------------------------------------------------------------

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN INSURED                FRANKLIN MASSACHUSETTS INSURED
                                                                TAX-FREE INCOME FUND                    TAX-FREE INCOME FUND
                                                          -----------------------------------------------------------------------
CLASS A SHARES:                                               SHARES               AMOUNT             SHARES            AMOUNT
                                                          -----------------------------------------------------------------------
Year ended February 28, 2001
  Shares sold .......................................        9,385,439        $  109,765,798         2,507,175      $ 28,085,379
  Shares issued in reinvestment of distributions ....        2,839,500            32,960,360           686,324         7,635,474
  Shares redeemed ...................................      (17,897,910)         (207,118,616)       (3,317,090)      (36,625,613)
                                                          -----------------------------------------------------------------------
  Net decrease ......................................       (5,672,971)       $  (64,392,458)         (123,591)     $   (904,760)
                                                          -----------------------------------------------------------------------
Year ended February 29, 2000
  Shares sold .......................................       19,707,494        $  231,292,083         3,962,796      $ 44,900,906
  Shares issued in reinvestment of distributions ....        3,316,153            38,762,056           716,003         7,977,204
  Shares redeemed ...................................      (35,299,112)         (410,072,203)       (5,217,521)      (57,809,133)
                                                          -----------------------------------------------------------------------
  Net decrease ......................................      (12,275,465)       $ (140,018,064)         (538,722)     $ (4,931,023)
                                                          -----------------------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2001

  Shares sold .......................................          524,141        $    6,210,205
  Shares issued in reinvestment of distributions ....            3,528                41,646
  Shares redeemed ...................................           (9,186)             (108,941)
                                                          -----------------------------------
  Net increase ......................................          518,483        $    6,142,910
                                                          -----------------------------------
Year ended February 29, 2000(a)

  Shares sold .......................................           14,530        $      163,000
  Shares issued in reinvestment of distributions ....                1                    12
  Shares redeemed ...................................           (8,905)             (100,012)
                                                          -----------------------------------
  Net increase ......................................            5,626        $       63,000
                                                          -----------------------------------
CLASS C SHARES:
Year ended February 28, 2001

  Shares sold .......................................        1,163,676        $   13,782,001           428,505      $  4,808,613
  Shares issued in reinvestment of distributions ....          125,690             1,468,509            74,932           838,012
  Shares redeemed ...................................       (1,134,535)          (13,176,773)         (578,232)       (6,453,734)
                                                          -----------------------------------------------------------------------
  Net increase (decrease) ...........................          154,831        $    2,073,737           (74,795)     $   (807,109)
                                                          -----------------------------------------------------------------------
Year ended February 29, 2000
  Shares sold .......................................        1,513,376        $   17,938,774           966,201      $ 10,781,033
  Shares issued in reinvestment of distributions ....          157,205             1,849,145            76,607           856,655
  Shares redeemed ...................................       (1,948,799)          (22,777,072)         (754,410)       (8,351,480)
                                                          -----------------------------------------------------------------------
  Net increase (decrease) ...........................         (278,218)       $   (2,989,153)          288,398      $  3,286,208
                                                          =======================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (continued)
2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                          FRANKLIN MICHIGAN INSURED               FRANKLIN MINNESOTA INSURED
                                                             TAX-FREE INCOME FUND                    TAX-FREE INCOME FUND
                                                       -----------------------------------------------------------------------
CLASS A SHARES:                                            SHARES             AMOUNT              SHARES              AMOUNT
                                                       -----------------------------------------------------------------------
Year ended February 28, 2001
  Shares sold .....................................      5,928,104       $  69,912,103           2,452,226       $  28,465,039
  Shares issued in reinvestment of distributions ..      2,342,227          27,438,964           1,073,063          12,334,571
  Shares redeemed .................................    (11,487,789)       (134,051,018)         (4,898,395)        (56,105,729)
                                                       -----------------------------------------------------------------------
  Net decrease ....................................     (3,217,458)      $ (36,699,951)         (1,373,106)      $ (15,306,119)
                                                       =======================================================================
Year ended February 29, 2000
  Shares sold .....................................     10,186,319       $ 121,214,207           3,490,337       $  40,650,218
  Shares issued on merger(b).......................      1,293,437          15,172,016                --                  --
  Shares issued in reinvestment of distributions ..      2,518,024          29,587,974           1,201,706          13,903,684
  Shares redeemed .................................    (15,575,753)       (181,904,601)         (6,592,039)        (75,614,340)
                                                       -----------------------------------------------------------------------
  Net decrease ....................................     (1,577,973)      $ (15,930,404)         (1,899,996)      $ (21,060,438)
                                                       =======================================================================
CLASS B SHARES:
Year ended February 28, 2001

  Shares sold .....................................        633,064       $   7,497,511
  Shares issued in reinvestment of distributions ..          6,012              71,652
  Shares redeemed .................................        (13,826)           (160,062)
                                                       -------------------------------
  Net increase ....................................        625,250       $   7,409,101
                                                       ===============================
Year ended February 29, 2000(a)

  Shares sold .....................................         20,025       $     226,741
  Shares issued in reinvestment of distributions ..             11                 124
                                                       -------------------------------
  Net increase ....................................         20,036       $     226,865
                                                       ===============================
CLASS C SHARES:
Year ended February 28, 2001

  Shares sold .....................................        875,356       $  10,418,338             377,632       $   4,380,966
  Shares issued in reinvestment of distributions ..        121,327           1,431,944              63,645             735,338
  Shares redeemed .................................       (872,402)        (10,229,025)           (323,446)         (3,702,508)
                                                       -----------------------------------------------------------------------
  Net increase ....................................        124,281       $   1,621,257             117,831       $   1,413,796
                                                       =======================================================================
Year ended February 29, 2000
  Shares sold .....................................      1,409,896       $  16,934,372             698,406       $   8,181,096
  Shares issued in reinvestment of distributions ..        136,796           1,617,620              66,230             767,862
  Shares redeemed .................................     (1,307,889)        (15,356,010)           (526,304)         (6,024,703)
                                                       -----------------------------------------------------------------------
  Net increase ....................................        238,803       $   3,195,982             238,332       $   2,924,255
                                                       =======================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                    FRANKLIN OHIO INSURED
                                                                                     TAX-FREE INCOME FUND
                                                                               --------------------------------
CLASS A SHARES:                                                                   SHARES              AMOUNT
                                                                               --------------------------------
Year ended February 28, 2001
 Shares sold ..........................................................          3,974,378       $  47,372,116
 Shares issued in reinvestment of distributions .......................          1,482,671          17,592,772
 Shares redeemed ......................................................         (8,023,102)        (94,804,701)
                                                                               --------------------------------
 Net decrease .........................................................         (2,566,053)      $ (29,839,813)
                                                                               --------------------------------
Year ended February 29, 2000
 Shares sold ..........................................................          6,843,345       $  82,632,226
 Shares issued in reinvestment of distributions .......................          1,661,089          19,820,266
 Shares redeemed ......................................................        (10,850,902)       (128,389,258)
                                                                               --------------------------------
 Net decrease .........................................................         (2,346,468)      $ (25,936,766)
                                                                               --------------------------------
CLASS B SHARES:
Year ended February 28, 2001

 Shares sold ..........................................................            288,351       $   3,449,200
 Shares issued in reinvestment of distributions .......................              3,437              41,317
                                                                               --------------------------------
 Net increase .........................................................            291,788       $   3,490,517
                                                                               --------------------------------
Year ended February 29, 2000(a)

 Shares sold ..........................................................              6,586       $      75,434
 Shares issued in reinvestment of distributions .......................                  1                   8
                                                                               --------------------------------
 Net increase .........................................................              6,587       $      75,442
                                                                               --------------------------------
CLASS C SHARES:
Year ended February 28, 2001

 Shares sold ..........................................................            525,831       $   6,315,062
 Shares issued in reinvestment of distributions .......................            103,662           1,236,128
 Shares redeemed ......................................................           (671,869)         (8,000,130)
                                                                               --------------------------------
 Net decrease .........................................................            (42,376)      $    (448,940)
                                                                               --------------------------------
Year ended February 29, 2000
 Shares sold ..........................................................            931,003       $  11,267,145
 Shares issued in reinvestment of distributions .......................            116,996           1,402,890
 Shares redeemed ......................................................           (944,288)        (11,257,012)
                                                                               --------------------------------
 Net increase .........................................................            103,711       $   1,413,023
                                                                               ================================

(a)  For the period February 1, 2000 (effective date) to February 29, 2000

(b) For the Franklin Michigan Insured Tax-Free Income Fund, during the year ended February 29, 2000, the fund acquired the net assets of the Franklin Michigan Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Michigan Tax-Free Income Fund's shareholders.

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

ANNUALIZED FEE RATE          MONTH-END NET ASSETS
-------------------------------------------------------------------------------
       .625%                 First $100 million
       .500%                 Over $100 million, up to and including $250 million
       .450%                 In excess of $250 million

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (continued)

3.  TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                                            FRANKLIN
                                             FRANKLIN ARIZONA   FRANKLIN FLORIDA          FRANKLIN        MASSACHUSETTS
                                             INSURED TAX-FREE   INSURED TAX-FREE      INSURED TAX-FREE   INSURED TAX-FREE
                                                INCOME FUND        INCOME FUND           INCOME FUND        INCOME FUND
                                             ----------------------------------------------------------------------------
Net commissions received (paid) ..........       $(6,452)            $5,888              $(329,487)          $(33,390)
Contingent deferred sales charges ........       $ 7,138             $   --              $  38,840           $ 23,360

                                             FRANKLIN MICHIGAN        MINNESOTA        FRANKLIN OHIO
                                              INSURED TAX-FREE    INSURED TAX-FREE   INSURED TAX-FREE
                                                 INCOME FUND         INCOME FUND        INCOME FUND
                                             --------------------------------------------------------
Net commissions received (paid) ..........       $(387,254)           $(52,007)          $(140,241)
Contingent deferred sales charges ........       $  48,597            $ 16,554           $  27,051

The Funds paid transfer agent fees of $2,326,559, of which $1,735,951 was paid to Investor Services.

Included in professional fees are legal fees of $27,508 that were paid to a law firm in which a partner of that firm was an officer of the Funds.

4.  INCOME TAXES

At February 28, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                              FRANKLIN
                                            FRANKLIN ARIZONA       FRANKLIN FLORIDA        FRANKLIN         MASSACHUSETTS
                                            INSURED TAX-FREE       INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                INCOME FUND           INCOME FUND         INCOME FUND        INCOME FUND
                                            -------------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 .....................................       $ 165,472            $1,100,392          $       --                 $--
2005 .....................................          17,363               167,156                  --                  --
2007 .....................................              --                    --                  --                  --
2008 .....................................         698,822               497,948           3,533,187           1,247,097
2009 .....................................         949,178               546,752           1,525,660             608,972
                                            -------------------------------------------------------------------------------
                                                $1,830,835            $2,312,248          $5,058,847          $1,856,069
                                            ===============================================================================

                                                                       FRANKLIN
                                            FRANKLIN MICHIGAN          MINNESOTA          FRANKLIN OHIO
                                               INSURED TAX-FREE     INSURED TAX-FREE    INSURED TAX-FREE
                                                 INCOME FUND          INCOME FUND         INCOME FUND
                                            ------------------------------------------------------------
Capital loss carryovers expiring in:
2003 .....................................  $             --                 $--                 $--
2005 .....................................                --                  --                  --
2007 .....................................           104,203                  --                  --
2008 .....................................            68,409           1,391,185           1,196,416
2009 .....................................         1,526,548           2,286,638           1,741,823
                                            ------------------------------------------------------------
                                                  $1,699,160          $3,677,823          $2,938,239
                                            ============================================================

At February 28, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending February 28, 2002.

      FRANKLIN                    FRANKLIN                    FRANKLIN                     FRANKLIN                   FRANKLIN
   ARIZONA INSURED             FLORIDA INSURED            MICHIGAN INSURED            MINNESOTA INSURED               OHIO INSURED
TAX-FREE INCOME FUND        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND         TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
      $46,061                     $151,366                    $182,793                     $899,576                   $627,796

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (continued)

4.  INCOME TAXES (CONT.)

At February 28, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                       FRANKLIN ARIZONA     FRANKLIN FLORIDA        FRANKLIN
                                       INSURED TAX-FREE     INSURED TAX-FREE     INSURED TAX-FREE
                                          INCOME FUND          INCOME FUND          INCOME FUND
                                       -----------------------------------------------------------
Investments at cost ...............    $     69,663,087     $    110,336,958     $  1,458,338,558
                                       ===========================================================
Unrealized appreciation ...........    $      3,258,251     $      5,432,795     $     69,508,216
Unrealized depreciation ...........            (107,384)            (196,240)          (3,284,578)
                                       -----------------------------------------------------------
Net unrealized appreciation .......    $      3,150,867     $      5,236,555     $     66,223,638
                                       ===========================================================

                                           FRANKLIN                                  FRANKLIN
                                        MASSACHUSETTS       FRANKLIN MICHIGAN        MINNESOTA          FRANKLIN OHIO
                                       INSURED TAX-FREE     INSURED TAX-FREE     INSURED TAX-FREE      INSURED TAX-FREE
                                         INCOME FUND           INCOME FUND           INCOME FUND         INCOME FUND
Investments at cost ...............    $    335,403,592     $  1,065,448,248     $    471,401,747     $    701,036,969
                                       ================================================================================
Unrealized appreciation ...........    $     16,963,062     $     66,295,435     $     18,891,380     $     35,411,755
Unrealized depreciation ...........            (362,882)            (840,906)          (1,248,839)          (1,595,911)
                                       --------------------------------------------------------------------------------
Net unrealized appreciation .......    $     16,600,180     $     65,454,529     $     17,642,541     $     33,815,844
                                       ================================================================================



5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2001 were as follows:

                    FRANKLIN          FRANKLIN                            FRANKLIN         FRANKLIN        FRANKLIN       FRANKLIN
                    ARIZONA           FLORIDA         FRANKLIN         MASSACHUSETTS       MICHIGAN        MINNESOTA       OHIO
                    INSURED           INSURED          INSURED            INSURED           INSURED         INSURED       INSURED
                   TAX-FREE          TAX-FREE         TAX-FREE           TAX-FREE          TAX-FREE        TAX-FREE      TAX-FREE
                  INCOME FUND       INCOME FUND      INCOME FUND        INCOME FUND       INCOME FUND     INCOME FUND   INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases ...     $42,613,353       $31,816,018      $152,858,590       $52,390,479       $112,829,836    $117,040,168  $118,014,515
Sales .......     $48,189,121       $31,439,070      $208,464,362       $56,206,798       $159,685,363    $129,922,016  $145,305,147

6.  SUBSEQUENT EVENT

On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 6,843,792 Class A shares of the Franklin Arizona Tax-Free Income Fund (valued at $10.85) for the net assets of the Franklin Arizona Insured Tax-Free Income Fund which aggregated $74,255,143, including $3,467,723 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Arizona Tax-Free Income Fund immediately after the merger were $880,243,633.

FRANKLIN TAX-FREE TRUST

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 28, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 4, 2001

FRANKLIN TAX-FREE TRUST

Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2001.

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
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
                      This page intentionally left blank.

SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 2001.

The U.S. economy showed clear signs of deceleration during the year under review. Gross domestic product (GDP), the country's broadest gauge of economic vibrancy, fell steadily in the latter half of 2000 to a slow, 1.0% annualized pace in the fourth quarter, its weakest reading in more than five years. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half as personal consumption, trade, business expansion and real estate markets waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% throughout most of the reporting period, edged up to 4.2% by period-end. Noting these circumstances, the Fed signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and cut the federal funds target rate from 6.50% to 5.50% by January 31.

CONTENTS

Shareholder Letter ...................................................     1

Fund Reports
  Franklin Alabama Tax-Free Income Fund ..............................     5
  Franklin Florida Tax-Free Income Fund ..............................    10
  Franklin Georgia Tax-Free Income Fund ..............................    18
  Franklin Kentucky Tax-Free Income Fund .............................    24
  Franklin Louisiana Tax-Free Income Fund ............................    29
  Franklin Maryland Tax-Free Income Fund .............................    35
  Franklin Missouri Tax-Free Income Fund .............................    40
  Franklin North Carolina Tax-Free Income Fund .......................    45
  Franklin Texas Tax-Free Income Fund ................................    50
  Franklin Virginia Tax-Free Income Fund .............................    56
Municipal Bond Ratings ...............................................    61
Financial Highlights & Statements of Investments .....................    63
Financial Statements .................................................   106
Notes to Financial Statements ........................................   117
Independent Auditors' Report .........................................   124
Tax Designation ......................................................   125

FUND  CATEGORY
[PYRAMID GRAPHIC]

Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Equity markets, which entered a somber period of increased volatility and substantial decline, also provided support to bonds as investors grew cautious. As they turned away from plummeting stocks, investors began to show a preference for the relative safety of high-quality, tax-free municipal bonds, helping to drive up municipal bond prices in the face of increased demand. Overall, the yield on the 30-year Treasury bond fell from 6.14% at the beginning of the reporting period, to 5.31% on February 28, 2001, and the 10-year Treasury note declined from 6.41% to 4.90%. The municipal bond market also saw yields decrease, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropping from a yield of 6.17% to 5.40% for the same period.(1) Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise.

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt during the year under review, the nation's municipal bond supply declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(2) Compounding the drop in new issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes among equities and fixed income securities during the year under review. In addition, as the nation realized a large federal budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 104% of a comparable Treasury bond's yield.(2) Historically, this




1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity, As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

2. Source: The Bond Buyer, 1/2/01.

ratio is about 90%. Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Overall, municipal issuers' credit quality increased sharply, with municipal bonds receiving credit upgrades outpacing those issued credit downgrades by nearly six to one during 2000.(3) Municipal bonds generally continue to offer high credit quality, favorable after-tax yields and comparatively lower volatility than corporate bonds and many other fixed income investments, and thus may be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we believe slower economic growth, stable municipal bond supply, heightened equity market volatility and solid credit quality of municipal issuers should contribute to the municipal bond market's fundamental strength for the remainder of 2001. A slower-growth economy means the Fed is more likely to lower interest rates in the near future. Because bond prices move in the opposite direction of interest rates, this scenario normally supports bond prices. Additionally, we anticipate that while equity markets remain turbulent, we may see many investors reallocating some of their portfolios and increasing their fixed income investments. Perhaps most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, though, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. We will continue to focus on obtaining the highest possible monthly tax-free income with relative stability of principal. As in the past, we will seek to achieve this through our proven, plain vanilla, buy-and-hold approach to municipal bond investing, while relying on our extensive research capabilities and our portfolio managers' expertise.


--------------------------------------------------------------------------------
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.
--------------------------------------------------------------------------------

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


3. Source: Moody's Investors Service.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ALABAMA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[ALABAMA GRAPHIC]

During the year under review, Alabama's economic base continued to expand and diversify. However, the state's economic weakness in fourth quarter 2000 slowed revenues. The state's prompt response to maintain fiscal balance and reduce spending should help support Alabama's credit rating. Alabama's personal income grew faster than the national average in 2000, although it is still just 83% of the national average.(2)

Unemployment at the close of 2000 was 4.6%, slightly above the 4.0% national average.(3) Overall, state employment levels increased with 2000 showing modest job growth, partly as a result of state tax incentives. The services sector, representing 24.2% of total non-farm employment in 2000, was up from 19.3% a decade earlier.(4) Construction employment also grew. Unfortunately, domestic and international competitive pressures in Alabama's important manufacturing industry contributed to job losses in this sector. The percentage of manufacturing employment decreased from 23.5% in 1990 to 18.4% of jobs in 2000.(4)

Looking forward, Alabama's economic diversification is expected to expand further, although a slowing national economy may negatively impact the state. Although overall employment growth may continue to be offset by losses in the manufacturing sector, the state's adherence to budgetary discipline should maintain balanced fiscal


CREDIT QUALITY BREAKDOWN*

Franklin Alabama Tax-Free Income Fund Based on Total Long-Term Investments
2/28/01


[PIE CHART]

AAA............................         64.7%

AA.............................          3.9%

A..............................          7.6%

BBB............................          22.1%

Below Investment Grade.........           1.7%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's(R), RatingsDirect, 1/31/01.

3. Source: Bureau of Labor Statistics, 2/16/01.

4. Source: Moody's Investors Service, 1/25/01. This does not indicate Moody's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 64.

PORTFOLIO BREAKDOWN

Franklin Alabama Tax-Free Income Fund 2/28/01

                                                 % OF TOTAL
                                                  LONG-TERM
                                                INVESTMENTS
-----------------------------------------------------------
Hospital & Health Care*                               25.8%

Utilities                                             23.5%

Corporate-Backed                                      16.9%

General Obligation                                    15.9%

Housing                                                4.7%

Transportation                                         3.7%

Higher Education                                       3.5%

Subject to Government Appropriations                   2.7%

Tax-Supported                                          1.8%

Prerefunded                                            1.5%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital and health care. A change that affects one project may affect all similar projects, thereby increasing market risk.



operations and sufficient reserve levels for a stable credit outlook. Moody's Investors Service, an independent credit rating agency, has assigned the state a solid AA3 general obligation bond rating.(4) A moderate, though increasing, debt load along with an expanding and diversifying base should enable the state's municipal obligations to perform well in the future.

PORTFOLIO NOTES

During the year under review, we focused on executing tax loss swaps, which entail selling a bond position trading at a loss and using the proceeds to purchase similarly structured bonds. Such a strategy allows us to capture the loss, which can be carried forward to offset future capital gains, while not materially changing the portfolio's structure. The strong economy in the first half of 2000 meant less borrowing for municipalities, and Alabama's new bond issuance in 2000 declined more than 50% compared with 1999, and overall Fund activity was relatively light.(5) We purchased Sylacauga GO warrants, Culman and Jefferson County Gas District and Oxford GO School warrants.

As a result of a bond default by Mobile Energy, the Fund reduced its dividend in October 2000, and we subsequently sold the position. Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 8 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.93%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $11.57 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in


5. Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/00-2/28/01

                                          DIVIDEND PER SHARE
                                   --------------------------------
MONTH                                 CLASS A             CLASS C
-------------------------------------------------------------------
March                               5.05 cents          4.56 cents
April                               5.05 cents          4.56 cents
May                                 5.05 cents          4.56 cents
June                                5.09 cents          4.60 cents
July                                5.09 cents          4.60 cents
August                              5.09 cents          4.60 cents
September                           5.09 cents          4.59 cents
October                             4.78 cents          4.28 cents
November                            4.78 cents          4.28 cents
December                            4.78 cents          4.27 cents
January                             4.78 cents          4.27 cents
February                            4.78 cents          4.27 cents
-------------------------------------------------------------------
TOTAL                              59.41 CENTS         53.44 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


the maximum combined federal and Alabama state personal income tax bracket of 42.62% would need to earn 8.59% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking ahead, we are optimistic about Alabama's outlook, its municipal bonds and Franklin Alabama Tax-Free Income Fund, as we make all investment decisions within the guiding principles of tax-free income and conservative asset management.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Alabama state personal income tax bracket of 42.62%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.46              $11.08      $10.62
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5941
CLASS C                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.46              $11.14      $10.68
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5344


PERFORMANCE
CLASS A                                                   1-YEAR       5-YEAR   10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +10.11%      +25.70%  +85.50%
Average Annual Total Return(2)                            +5.44%       +3.78%   +5.91%
Avg. Ann. Total Return (3/31/01)(3)                       +3.66%       +4.12%   +5.92%

Distribution Rate(4)                       4.93%
Taxable Equivalent Distribution Rate(5)    8.59%
30-Day Standardized Yield(6)               4.49%
Taxable Equivalent Yield(5)                7.83%

                                                                                INCEPTION
CLASS C                                                   1-YEAR       5-YEAR   (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +9.46%       +22.28%  +32.08%
Average Annual Total Return(2)                            +7.35%       +3.89%   +4.71%
Avg. Ann. Total Return (3/31/01)(3)                       +5.56%       +4.23%   +4.74%

Distribution Rate(4)                       4.50%
Taxable Equivalent Distribution Rate(5)    7.84%
30-Day Standardized Yield(6)               4.10%
Taxable Equivalent Yield(5)                7.15%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

      CLASS A (3/1/91-2/28/01)


                                  [LINE GRAPH]


          Date             Franklin Alabama Tax-Free            Lehman Brothers                      CPI
                             Income Fund-Class A             Municipal Bond Index
--------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,573                     $10,000                              $10,000
       03/31/1991           0.50%          $9,621           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.25%          $9,741           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.69%          $9,808           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.05%          $9,803          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.44%          $9,945           1.22%     $10,342                0.15%         $10,104
       08/31/1991           0.96%         $10,040           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.51%         $10,192           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.59%         $10,252           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.31%         $10,284           0.28%     $10,740                0.29%         $10,223
       12/31/1991           1.96%         $10,485           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.49%         $10,537           0.23%     $10,996                0.15%         $10,246
       02/29/1992          -0.22%         $10,513           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.17%         $10,531           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.90%         $10,626           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.33%         $10,767           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.42%         $10,920           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.21%         $11,271           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.16%         $11,140          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.25%         $11,168           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.70%         $10,978          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.34%         $11,235           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.52%         $11,406           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.17%         $11,539           1.16%     $12,076                0.49%         $10,577
       02/28/1993           3.06%         $11,892           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.38%         $11,847          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.76%         $11,937           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.45%         $11,991           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.44%         $12,163           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.04%         $12,168           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.86%         $12,395           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.31%         $12,557           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.34%         $12,600           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.30%         $12,562          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.92%         $12,803           2.11%     $13,403                0.00%         $10,815
       01/31/1994           0.96%         $12,926           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -1.93%         $12,677          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.40%         $12,246          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.36%         $12,290           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.66%         $12,371           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.32%         $12,331          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.62%         $12,531           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.40%         $12,581           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -1.09%         $12,444          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.74%         $12,227          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -2.09%         $11,972          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           2.19%         $12,234           2.20%     $12,710                0.00%         $11,104
       01/31/1995           2.72%         $12,567           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.45%         $12,875           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.97%         $13,000           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.44%         $13,057           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.34%         $13,362           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.47%         $13,299          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.57%         $13,375           0.95%     $14,070                0.00%         $11,312
       08/31/1995           0.90%         $13,496           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.62%         $13,579           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.26%         $13,750           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.60%         $13,970           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.95%         $14,103           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.48%         $14,171           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.30%         $14,128          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -1.00%         $13,987          -1.28%     $14,750                0.52%         $11,550
       04/30/1996          -0.04%         $13,981          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.16%         $14,004          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           1.06%         $14,152           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.75%         $14,258           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.12%         $14,276          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.26%         $14,455           1.40%     $15,204                0.32%         $11,705
       10/31/1996           1.11%         $14,616           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.48%         $14,832           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.20%         $14,802          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.24%         $14,838           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.80%         $14,957           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.88%         $14,825          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.79%         $14,942           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.11%         $15,108           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           1.06%         $15,268           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.41%         $15,636           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.73%         $15,522          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           1.23%         $15,713           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.67%         $15,818           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.68%         $15,926           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.36%         $16,142           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.78%         $16,268           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.02%         $16,272           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.22%         $16,307           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.17%         $16,280          -0.45%     $17,146                0.18%         $12,055
       05/31/1998          -0.32%         $16,228           1.58%     $17,417                0.18%         $12,077
       06/30/1998          -0.12%         $16,208           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.33%         $16,262           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.23%         $16,462           1.55%     $17,800                0.12%         $12,120
       09/30/1998           0.92%         $16,613           1.25%     $18,023                0.12%         $12,135
       10/30/1998          -0.04%         $16,606           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.36%         $16,666           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.17%         $16,694           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.86%         $16,838           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.26%         $16,794          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.40%         $16,861           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.16%         $16,888           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.37%         $16,826          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.21%         $16,622          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.15%         $16,647           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.38%         $16,418          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.02%         $16,414           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.37%         $16,189          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.50%         $16,270           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -1.10%         $16,091          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -0.94%         $15,940          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.22%         $16,135           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.35%         $16,514           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.56%         $16,421          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.42%         $16,352          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.36%         $16,738           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.14%         $16,929           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.48%         $17,180           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.75%         $17,051          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.00%         $17,221           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.79%         $17,357           0.76%     $19,351                0.06%         $12,912
       12/31/2000           1.78%         $17,666           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.17%         $17,696           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.41%         $17,757           0.32%     $20,089                0.40%         $13,037

Total Return                               77.57%                     100.89%                               30.37%


CLASS C (5/1/95-2/28/01)

                                  [LINE GRAPH]


          Date             Franklin Alabama Tax-Free            Lehman Brothers                      CPI
                             Income Fund-Class A             Municipal Bond Index
--------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,904                          $10,000                          $10,000
       05/31/1995           2.37%     $10,139               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.44%     $10,094              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.60%     $10,155               0.95%     $10,326                0.00%     $10,040
       08/31/1995           0.75%     $10,231               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.66%     $10,298               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.21%     $10,423               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.55%     $10,585               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.99%     $10,689               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.43%     $10,735               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.35%     $10,698              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -1.04%     $10,586              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.09%     $10,577              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.11%     $10,589              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           1.01%     $10,696               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.70%     $10,770               0.90%     $11,006                0.19%     $10,336
       08/30/1996           0.07%     $10,778              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.20%     $10,907               1.40%     $11,158                0.32%     $10,389
       10/31/1996           1.05%     $11,022               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.42%     $11,178               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.25%     $11,150              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.18%     $11,170               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.84%     $11,264               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.93%     $11,159              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.74%     $11,242               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.05%     $11,360               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           1.01%     $11,475               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.36%     $11,746               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.77%     $11,655              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           1.18%     $11,793               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.61%     $11,865               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.63%     $11,939               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.39%     $12,105               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.65%     $12,184               1.03%     $12,626                0.19%     $10,640
       02/28/1998           0.06%     $12,191               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.09%     $12,202               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.13%     $12,186              -0.45%     $12,584                0.18%     $10,699
       05/31/1998          -0.45%     $12,132               1.58%     $12,783                0.18%     $10,719
       06/30/1998          -0.08%     $12,122               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.27%     $12,155               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.17%     $12,297               1.55%     $13,064                0.12%     $10,757
       09/30/1998           0.87%     $12,404               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.09%     $12,393               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.31%     $12,431               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.12%     $12,446               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.81%     $12,547               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.30%     $12,509              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.34%     $12,552               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.20%     $12,577               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.50%     $12,514              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.17%     $12,368              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.02%     $12,370               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.43%     $12,193              -0.80%     $13,129                0.24%     $10,999
       09/30/1999           0.03%     $12,197               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.59%     $12,003              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.54%     $12,068               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -1.14%     $11,930              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.98%     $11,813              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.17%     $11,951               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.29%     $12,225               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.60%     $12,152              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.46%     $12,096              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.30%     $12,374               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.17%     $12,519               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.34%     $12,687               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.79%     $12,586              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           0.95%     $12,706               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.74%     $12,800               0.76%     $14,202                0.06%     $11,460
       12/31/2000           1.82%     $13,033               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.03%     $13,037               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.36%     $13,081               0.32%     $14,744                0.40%     $11,571

Total Return                           30.81%                          47.44%                           15.71%


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*

Franklin Florida Tax-Free Income Fund Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA..............................     64.1%

AA...............................     10.4%

A................................     13.9%

BBB..............................     11.0%

Below Investment Grade...........      0.6%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Florida municipal bonds.(1) In addition, the Fund's shares are free from Florida's annual intangible tax.
--------------------------------------------------------------------------------

STATE UPDATE

[FLORIDA GRAPHIC]

Growth in population, employment and income helped keep Florida's service-based economy stable. Its climate, natural resources and favorable tax environment all combine in this well-located southeastern state to promote healthy economic performance. In fact, an October 2000 meeting of the Revenue Estimating Conference increased earlier estimates for fiscal years 2001 through 2010, up about 3%, on average. Although growth rates remain modest, fiscal year 2001 has a projected 6% growth rate.(2)

Recently passed tax legislation is expected to have only a minor negative impact on revenues. A revised telecommunications tax requires new state and local tax rates to be decided and approved during the 2001 legislative session. Other tax law changes include reductions in intangible taxes, motor fuel taxes and beverage taxes. However, Florida experienced growth in alternative revenue sources, particularly sales tax. An important and pending issue is how Florida's taxation of Internet commerce will evolve.

Despite Florida's narrow tax base, relying on sales tax for 60% of its revenue, annual deposits to its Budget Stabilization Fund strengthened the state's finances. The fund totaled $894 million at the end of fiscal year 2001, which meets the minimum fund level requirement of 5% of General Fund revenues.(2)






1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, 1/5/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 69.

Additionally, the state continued to experience steady job growth. In particular, tourism, a primary driver of Florida's economy, is expected to continue its growth in fiscal year 2001, although a pronounced economic downturn could adversely affect this expectation. Overall, the job rate experienced an average annual increase of 1.8% during the 1990-2000 decade.(3) At the close of 2000, the state's unemployment rate was just 3.6%, below the national rate of 4.0%.(4)

Even with the state's dependence on sales tax and its sensitivity to economic cycles, the growing Budget Stabilization Fund balance demonstrates Florida's efforts to create buffers against possible economic volatility. Looking ahead, the combination of above-average financial reserves, responsible financial management and consistent economic growth prospects should maintain Florida's favorable credit outlook.

PORTFOLIO NOTES

Many municipalities took advantage of the lower interest rate environment to call their outstanding higher coupon bonds and reduce the cost of their debt. The strong economy diminished the demand for municipalities to borrow, and Florida's new bond issuance declined more than 8% in 2000 compared with 1999.(5) During the year under review, we booked tax losses, which can be carried forward to offset future capital gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We sold Leesburg Utilities Revenue, Dade County Water and Sewer System Revenue, Broward County School Board COP and Florida Department of Transportation Turnpike Revenue bonds.

We maintained the Fund's high quality during the fiscal year, and on February 28, 2001, 74.5% of the Fund's total long-term investments were rated AA or higher. In addition, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the period included North Broward Hospital



PORTFOLIO BREAKDOWN

Franklin Florida Tax-Free Income Fund 2/28/01

                                                           % OF TOTAL
                                                            LONG-TERM
                                                          INVESTMENTS
---------------------------------------------------------------------
Utilities                                                       21.5%

Hospital & Health Care                                          16.3%

Prerefunded                                                     14.8%

Transportation                                                  13.3%

Tax-Supported                                                   11.0%

Housing                                                          9.4%

Other Revenue                                                    5.8%

Higher Education                                                 2.7%

Subject to Government Appropriations                             2.6%

General Obligation                                               2.3%

Corporate-Backed                                                 0.3%



3. Source: Standard & Poor's, RatingsDirect, 1/23/01.

4. Source: Bureau of Labor Statistics, 2/16/01.

5. Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund 3/1/00-2/28/01

                                           DIVIDEND PER SHARE
                             -------------------------------------------------
MONTH                          CLASS A             CLASS B           CLASS C
------------------------------------------------------------------------------
March                        5.03 cents          4.52 cents        4.55 cents
April                        5.03 cents          4.52 cents        4.55 cents
May                          5.03 cents          4.52 cents        4.55 cents
June                         5.03 cents          4.49 cents        4.53 cents
July                         5.03 cents          4.49 cents        4.53 cents
August                       5.03 cents          4.49 cents        4.53 cents
September                    5.05 cents          4.53 cents        4.53 cents
October                      5.05 cents          4.53 cents        4.53 cents
November                     5.05 cents          4.53 cents        4.53 cents
December                     5.05 cents          4.52 cents        4.52 cents
January                      5.05 cents          4.52 cents        4.52 cents
February                     5.05 cents          4.52 cents        4.52 cents
------------------------------------------------------------------------------
TOTAL                       60.48 CENTS         54.18 CENTS       54.39 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



District, Capital Projects Finance Authority Student Housing, Pinellas County Health Facilities Authority Baycare Health System, Orange County HFA Homeowner and Tampa Sports Authority Sales Tax Stadium Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.03%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.05 on February 28, 2001. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.33% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking forward, we are optimistic about Florida's outlook, its municipal bonds and Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.




PRICE AND DISTRIBUTION INFORMATION


CLASS A                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.65              $11.54      $10.89
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.6048
CLASS B                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.68              $11.58      $10.90
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5418
CLASS C                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.67              $11.65      $10.98
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5439

PERFORMANCE

CLASS A                                                   1-YEAR       5-YEAR     10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +11.77%      +29.97%    +93.32%
Average Annual Total Return(2)                            +7.05%       +4.47%     +6.35%
Avg. Ann. Total Return (3/31/01)(3)                       +5.67%       +4.83%     +6.40%

Distribution Rate(4)                      5.03%
Taxable Equivalent Distribution Rate(5)   8.33%
30-Day Standardized Yield(6)              4.29%
Taxable Equivalent Yield(5)               7.10%

                                                                                  INCEPTION
CLASS B                                                                1-YEAR     (2/1/00)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +11.42%    +12.62%
Average Annual Total Return(2)                                         +7.42%     +7.98%
Avg. Ann. Total Return (3/31/01)(3)                                    +5.89%     +8.15%

Distribution Rate(4)                      4.62%
Taxable Equivalent Distribution Rate(5)   7.65%
30-Day Standardized Yield(6)              3.93%
Taxable Equivalent Yield(5)               6.51%

                                                                                  INCEPTION
CLASS C                                                   1-YEAR       5-YEAR     (5/1/95)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                +11.26%      +26.59%    +36.80%
Average Annual Total Return(2)                            +9.17%       +4.62%     +5.34%
Avg. Ann. Total Return (3/31/01)(3)                       +7.69%       +4.99%     +5.41%

Distribution Rate(4)                      4.59%
Taxable Equivalent Distribution Rate(5)   7.60%
30-Day Standardized Yield(6)              3.91%
Taxable Equivalent Yield(5)               6.47%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A               2/28/01
-----------------------------
1-Year                +7.05%

5-Year                +4.47%

10-Year               +6.35%


AVERAGE ANNUAL TOTAL RETURN

CLASS B                        2/28/01
--------------------------------------
1-Year                         +7.42%

Since Inception (2/1/00)       +7.98%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A (3/1/91-2/28/01)

[LINE GRAPH]



-------------------------------------------------------------------------------------------------------------------
Date                       Franklin Florida Tax-Free         Lehman Brothers                         CPI
                             Income Fund-Class A          Municipal Bond  Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                         $ 9,573                     $10,000                              $10,000
       03/30/1991           0.42%         $ 9,613           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.35%         $ 9,743           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.69%         $ 9,810           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.04%         $ 9,806          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.63%         $ 9,966           1.22%     $10,342                0.15%         $10,104
       08/31/1991           1.06%         $10,072           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.42%         $10,215           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.59%         $10,275           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.41%         $10,317           0.28%     $10,740                0.29%         $10,223
       12/31/1991           2.02%         $10,526           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.25%         $10,552           0.23%     $10,996                0.15%         $10,246
       02/29/1992           0.08%         $10,560           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.29%         $10,591           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.92%         $10,688           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.26%         $10,823           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.17%         $10,950           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.59%         $11,343           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.04%         $11,225          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.01%         $11,226           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.58%         $11,049          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.08%         $11,278           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.54%         $11,452           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.29%         $11,600           1.16%     $12,076                0.49%         $10,577
       02/28/1993           2.63%         $11,905           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.27%         $11,873          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.87%         $11,976           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.73%         $12,063           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.46%         $12,240           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.15%         $12,258           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.53%         $12,446           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.09%         $12,581           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.71%         $12,670           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.44%         $12,615          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.68%         $12,827           2.11%     $13,403                0.00%         $10,815
       01/31/1994           1.05%         $12,961           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -1.85%         $12,722          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.05%         $12,334          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.46%         $12,390           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.58%         $12,462           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.12%         $12,447          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.46%         $12,629           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.25%         $12,661           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -0.90%         $12,547          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.19%         $12,397          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -1.88%         $12,164          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           1.92%         $12,398           2.20%     $12,710                0.00%         $11,104
       01/31/1995           2.64%         $12,725           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.37%         $13,027           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.82%         $13,133           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.38%         $13,183           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.37%         $13,496           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.18%         $13,471          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.59%         $13,551           0.95%     $14,070                0.00%         $11,312
       08/31/1995           0.83%         $13,663           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.56%         $13,740           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.20%         $13,905           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.36%         $14,094           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.89%         $14,219           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.50%         $14,290           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.37%         $14,238          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -0.81%         $14,122          -1.28%     $14,750                0.52%         $11,550
       04/30/1996          -0.20%         $14,094          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.09%         $14,107          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           1.17%         $14,272           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.60%         $14,357           0.90%     $14,997                0.19%         $11,646
       08/31/1996          -0.04%         $14,352          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.37%         $14,548           1.40%     $15,204                0.32%         $11,705
       10/31/1996           0.87%         $14,675           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.42%         $14,883           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.27%         $14,843          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.08%         $14,855           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.83%         $14,978           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -1.13%         $14,809          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.90%         $14,942           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.14%         $15,113           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           1.02%         $15,267           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.37%         $15,629           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.73%         $15,514          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           0.72%         $15,626           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.67%         $15,731           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.60%         $15,825           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.40%         $16,047           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           1.05%         $16,215           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.11%         $16,233           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.21%         $16,267           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.18%         $16,238          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.19%         $16,431           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.34%         $16,487           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.40%         $16,553           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.29%         $16,767           1.55%     $17,800                0.12%         $12,120
       09/30/1998           0.91%         $16,919           1.25%     $18,023                0.12%         $12,135
       10/31/1998           0.13%         $16,941           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.44%         $17,016           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.31%         $17,068           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.76%         $17,198           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.17%         $17,169          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.14%         $17,193           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.24%         $17,234           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.53%         $17,143          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.24%         $16,930          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.06%         $16,940           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -0.84%         $16,798          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.37%         $16,736           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.44%         $16,495          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.86%         $16,637           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -0.80%         $16,504          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -0.65%         $16,396          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.00%         $16,560           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.19%         $16,923           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.55%         $16,830          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.59%         $16,731          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.48%         $17,146           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.46%         $17,396           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.35%         $17,631           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.47%         $17,548          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.01%         $17,725           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.79%         $17,865           0.76%     $19,351                0.06%         $12,912
       12/31/2000           2.46%         $18,305           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.62%         $18,418           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.50%         $18,505           0.32%     $20,089                0.40%         $13,037

Total Return                               85.05%                     100.89%                               30.37%



CLASS B (2/1/00-2/28/01)

[LINE GRAPH]


-------------------------------------------------------------------------------------------------------------------
Date                     Franklin Florida Tax-Free      Lehman Brothers Municipal Bond             CPI
                           Income Fund-Class B                     Index
-------------------------------------------------------------------------------------------------------------------
       02/01/2000                     $10,000                         $10,000                          $10,000
       02/29/2000           1.07%     $10,107               1.16%     $10,116                0.59%     $10,059
       03/31/2000           2.24%     $10,333               2.18%     $10,337                0.82%     $10,141
       04/30/2000          -0.59%     $10,272              -0.59%     $10,276                0.06%     $10,148
       05/31/2000          -0.64%     $10,207              -0.52%     $10,222                0.12%     $10,160
       06/30/2000           2.52%     $10,464               2.65%     $10,493                0.52%     $10,213
       07/31/2000           1.41%     $10,611               1.39%     $10,639                0.23%     $10,236
       08/31/2000           1.30%     $10,749               1.54%     $10,803                0.00%     $10,236
       09/30/2000          -0.51%     $10,695              -0.52%     $10,747                0.52%     $10,289
       10/31/2000           0.96%     $10,797               1.09%     $10,864                0.17%     $10,307
       11/30/2000           0.83%     $10,887               0.76%     $10,946                0.06%     $10,313
       12/31/2000           2.32%     $11,139               2.47%     $11,217               -0.06%     $10,307
       01/31/2001           0.66%     $11,213               0.99%     $11,328                0.63%     $10,372
       02/28/2001           0.46%     $10,862               0.32%     $11,364                0.40%     $10,413

Total Return                            8.62%                          13.64%                            4.13%
-------------------------------------------------------------------------------------------------------------------

CLASS C (5/1/95-2/28/01)


-------------------------------------------------------------------------------------------------------------------
Date                     Franklin Florida Tax-Free    Lehman Brothers Municipal Bond               CPI
                           Income Fund-Class C                  Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $ 9,904                         $10,000                          $10,000
       05/31/1995           2.75%     $10,176               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.15%     $10,161              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.45%     $10,207               0.95%     $10,326                0.00%     $10,040
       08/31/1995           0.86%     $10,295               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.59%     $10,355               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.05%     $10,464               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.39%     $10,610               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.83%     $10,698               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.45%     $10,746               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.41%     $10,702              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -0.94%     $10,601              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.25%     $10,575              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.04%     $10,579              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           1.20%     $10,706               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.45%     $10,754               0.90%     $11,006                0.19%     $10,336
       08/30/1996          -0.09%     $10,744              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.40%     $10,895               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.90%     $10,993               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.36%     $11,142               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.32%     $11,107              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.04%     $11,111               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.80%     $11,200               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -1.17%     $11,069              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.86%     $11,164               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.09%     $11,286               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.97%     $11,395               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.39%     $11,668               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.85%     $11,568              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           0.75%     $11,655               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.61%     $11,726               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.55%     $11,791               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.34%     $11,949               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.99%     $12,067               1.03%     $12,626                0.19%     $10,640
       02/28/1998           0.06%     $12,074               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.16%     $12,094               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.22%     $12,067              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.14%     $12,205               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.37%     $12,250               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.26%     $12,282               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.32%     $12,444               1.55%     $13,064                0.12%     $10,757
       09/30/1998           0.77%     $12,539               1.25%     $13,227                0.12%     $10,770
       10/31/1998           0.08%     $12,549               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.47%     $12,608               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.18%     $12,631               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.79%     $12,731               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.22%     $12,703              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.09%     $12,714               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.20%     $12,740               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.57%     $12,667              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.28%     $12,505              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.02%     $12,508               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -0.97%     $12,386              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.41%     $12,335               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.47%     $12,154              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.89%     $12,262               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -0.84%     $12,159              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.78%     $12,064              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           0.95%     $12,179               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.22%     $12,449               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.68%     $12,365              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.64%     $12,286              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.51%     $12,594               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.40%     $12,770               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.29%     $12,935               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.51%     $12,869              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           0.95%     $12,991               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.83%     $13,099               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.31%     $13,402               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.66%     $13,490               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.45%     $13,549               0.32%     $14,744                0.40%     $11,571

Total Return                           35.49%                          47.44%                           15.71%
---------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN

CLASS C                        2/28/01
---------------------------------------
1-Year                         +9.17%

5-Year                         +4.62%

Since Inception (5/1/95)       +5.34%



7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA................................      60.4%
AA.................................      16.8%
A..................................      12.9%
BBB................................       9.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[GEORGIA GRAPHIC]

A low average cost of living, extensive transportation infrastructure and robust job creation kept Georgia's economy growing. Fiscal years 1995-1999 each closed with general fund operating surpluses, with fiscal year 2000 projected to do the same. As Georgia continued to increase its unreserved general fund balance, substantial financial flexibility developed. The state's overall debt level remained relatively low at $733 per capita and 2.7% of personal income.(2)

Although job growth is expected to lessen its pace from 1999's 4.0% to a 2.1% annual average in the next five years, Georgia is still expected to maintain its position as a national leader in employment growth.(2) The services, business and health sectors have been and are expected to remain the primary producers of new jobs. Information technology firms' increasing presence, particularly in the Atlanta area, also will contribute to the state's economic growth. In fact, Georgia can boast of a 30-year low in unemployment.(3) At the close of the year under review, the state had a 3.3% unemployment rate, well below the 4.0% national average.(4) However, as the textile industry continues to consolidate and move abroad, Georgia, along with the rest of the nation, is subject to manufacturing job declines.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 9/15/00. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Moody's Investors Service, 5/00.

4. Source: Bureau of Labor Statistics, 2/16/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 77.

Looking ahead, the state's conservative financial management should allow Georgia to maintain its fully funded reserve levels and continue its positive economic trends. In light of its economic strength, Georgia has received the highest rating, AAA, by Standard & Poor's, an independent credit rating agency.(2)

PORTFOLIO NOTES

During the year under review, we strove to keep Franklin Georgia Tax-Free Income Fund as fully invested as possible. The combination of a declining interest rate environment and some significant holdings being called made it crucial that we invest the called bond proceeds as best and quickly as possible. Because of the relatively light new-issue supply during the year under review, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Georgia municipal bond market enabled us to get the first look at new offerings in the primary and secondary markets.

Throughout the Fund's fiscal year, the Fund was subject to bond calls totaling approximately 5% of the portfolio. We quickly invested the proceeds in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result, at the end of the reporting period, more than 60% of the Fund's total long-term investments were rated AAA. Going forward, we will continue to actively manage the Fund's call exposure as we seek to maintain a competitive distribution yield to our shareholders.

Purchases during the year under review included Atlanta and Fulton County Recreation Authority Revenue, Georgia Private Colleges and University Authority Student Housing Revenue for the Mercer Housing Corp., Georgia State GO and Upper Oconee Basin Water Authority Revenue bonds. Bonds sold during the period included Baldwin County Hospital Authority, Brunswick and Glynn County Development Authority for Georgia Pacific and George L. Smith World Congress Center Authority bonds.


PORTFOLIO BREAKDOWN

Franklin Georgia Tax-Free Income Fund 2/28/01

                                               % OF TOTAL
                                                LONG-TERM
                                              INVESTMENTS
---------------------------------------------------------
Utilities                                           15.7%

Hospital & Health Care                              15.7%

Housing                                             15.0%

Higher Education                                    12.8%

Prerefunded                                         12.1%

General Obligation                                   9.6%

Corporate-Backed                                     8.1%

Transportation                                       7.1%

Tax-Supported                                        2.9%

Subject to Government Appropriations                 1.0%

DIVIDEND DISTRIBUTIONS*

Franklin Georgia Tax-Free Income Fund 3/1/00-2/28/01


                                            DIVIDEND PER SHARE
                                   --------------------------------
MONTH                                 CLASS A             CLASS C
-------------------------------------------------------------------
March                               4.95 cents          4.48 cents
April                               4.95 cents          4.48 cents
May                                 4.95 cents          4.48 cents
June                                4.95 cents          4.46 cents
July                                4.95 cents          4.46 cents
August                              4.95 cents          4.46 cents
September                           4.88 cents          4.39 cents
October                             4.88 cents          4.39 cents
November                            4.88 cents          4.39 cents
December                            4.88 cents          4.32 cents
January                             4.88 cents          4.32 cents
February                            4.88 cents          4.32 cents
-------------------------------------------------------------------
TOTAL                              58.98 CENTS         52.95 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 22 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.73%, based on an annualization of the current 4.83 cent ($0.0483) per share dividend and the maximum offering price of $12.25 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 43.22% would need to earn 8.33% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, Georgia's new-issue municipal bond supply should increase with interest rates at relatively low levels. Many municipalities are taking full advantage of this interest rate environment to issue refunding bonds to refinance outstanding debt. Issuers are likely to finance much needed infrastructure because the cost of capital is relatively low. In addition, demand for municipal securities remains strong given the equity market volatility and strong municipal bond performance in 2000.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GEORGIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Georgia state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE               2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.70               $11.73      $11.03
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5898

CLASS C                                 CHANGE               2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.71               $11.81      $11.10
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5295


PERFORMANCE

CLASS A                                                    1-YEAR       5-YEAR      10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +11.93%      +28.88%     +88.46%
Average Annual Total Return(2)                             +7.17%       +4.29%      +6.08%
Avg. Ann. Total Return (3/31/01)(3)                        +5.70%       +4.68%      +6.15%

Distribution Rate(4)                       4.73%
Taxable Equivalent Distribution Rate(5)    8.33%
30-Day Standardized Yield(6)               4.15%
Taxable Equivalent Yield(5)                7.31%

                                                                                   INCEPTION
CLASS C                                                    1-YEAR       5-YEAR      (5/1/95)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +11.36%      +25.52%     +34.81%
Average Annual Total Return(2)                             +9.28%       +4.44%      +5.07%
Avg. Ann. Total Return (3/31/01)(3)                        +7.79%       +4.82%      +5.15%

Distribution Rate(4)                       4.27%
Taxable Equivalent Distribution Rate(5)    7.52%
30-Day Standardized Yield(6)               3.75%
Taxable Equivalent Yield(5)                6.60%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


CLASS A (3/1/91-2/28/01)

[LINE GRAPH]


-------------------------------------------------------------------------------------------------------------------
Date                      Franklin Georgia Tax-Free      Lehman Brothers Municipal                 CPI
                            Income Fund-Class A                Bond Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                         $ 9,571                     $10,000                              $10,000
       03/31/1991           0.32%         $ 9,602           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.33%         $ 9,729           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.68%         $ 9,795           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.04%         $ 9,792          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.42%         $ 9,931           1.22%     $10,342                0.15%         $10,104
       08/31/1991           1.05%         $10,035           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.40%         $10,175           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.49%         $10,225           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.40%         $10,266           0.28%     $10,740                0.29%         $10,223
       12/31/1991           1.87%         $10,458           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.50%         $10,510           0.23%     $10,996                0.15%         $10,246
       02/29/1992          -0.20%         $10,489           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.19%         $10,509           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.94%         $10,608           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.30%         $10,746           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.31%         $10,887           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.34%         $11,250           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.13%         $11,123          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.29%         $11,156           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.77%         $10,958          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.29%         $11,209           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.53%         $11,381           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           0.79%         $11,470           1.16%     $12,076                0.49%         $10,577
       02/28/1993           2.75%         $11,786           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.39%         $11,740          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           1.17%         $11,877           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.60%         $11,949           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.75%         $12,158           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.05%         $12,164           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.75%         $12,377           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.26%         $12,532           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.34%         $12,575           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.37%         $12,529          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.65%         $12,735           2.11%     $13,403                0.00%         $10,815
       01/31/1994           1.19%         $12,887           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -2.13%         $12,612          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.33%         $12,192          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.38%         $12,239           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.68%         $12,322           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.42%         $12,270          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.69%         $12,478           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.41%         $12,529           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -0.98%         $12,406          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.53%         $12,216          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -1.95%         $11,978          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           2.34%         $12,258           2.20%     $12,710                0.00%         $11,104
       01/31/1995           2.68%         $12,587           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.11%         $12,852           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.96%         $12,976           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.27%         $13,011           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.31%         $13,311           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.37%         $13,262          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.48%         $13,326           0.95%     $14,070                0.00%         $11,312
       08/31/1995           0.97%         $13,455           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.37%         $13,505           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.27%         $13,676           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.29%         $13,853           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.94%         $13,983           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.39%         $14,037           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.29%         $13,997          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -0.90%         $13,871          -1.28%     $14,750                0.52%         $11,550
       04/30/1996           0.04%         $13,876          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.25%         $13,911          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           0.96%         $14,044           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.57%         $14,125           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.12%         $14,141          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.24%         $14,317           1.40%     $15,204                0.32%         $11,705
       10/31/1996           0.87%         $14,441           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.29%         $14,628           1.83%     $15,657                0.19%         $11,765
       12/31/1996           0.05%         $14,635          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.19%         $14,663           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.69%         $14,764           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.89%         $14,633          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.77%         $14,745           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.08%         $14,904           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           0.88%         $15,036           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.12%         $15,354           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.66%         $15,253          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           1.03%         $15,410           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.56%         $15,496           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.66%         $15,599           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.20%         $15,786           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.78%         $15,909           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.02%         $15,912           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.21%         $15,946           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.09%         $15,931          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.25%         $16,130           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.29%         $16,177           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.22%         $16,213           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.18%         $16,404           1.55%     $17,800                0.12%         $12,120
       09/30/1998           1.13%         $16,589           1.25%     $18,023                0.12%         $12,135
       10/31/1998          -0.21%         $16,555           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.42%         $16,624           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.32%         $16,677           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.74%         $16,801           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.34%         $16,744          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.23%         $16,782           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.32%         $16,836           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.55%         $16,743          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.31%         $16,524          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.06%         $16,534           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.16%         $16,342          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.28%         $16,296           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.44%         $16,062          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.75%         $16,182           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -0.89%         $16,038          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -0.91%         $15,892          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.44%         $16,121           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.34%         $16,498           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.46%         $16,422          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.58%         $16,327          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.62%         $16,755           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.15%         $16,948           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.58%         $17,215           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.74%         $17,088          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.25%         $17,301           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.85%         $17,449           0.76%     $19,351                0.06%         $12,912
       12/31/2000           2.39%         $17,866           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.61%         $17,975           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.38%         $18,039           0.32%     $20,089                0.40%         $13,037

Total Return                               80.39%                     100.89%                              30.37%
------------------------------------------------------------------------------------------------------------------

CLASS C (5/1/95-2/28/01)


-------------------------------------------------------------------------------------------------------------------
Date                      Franklin Georgia Tax-Free      Lehman Brothers Municipal                 CPI
                            Income Fund-Class C                Bond Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $ 9,897                         $10,000                          $10,000
       05/31/1995           2.34%     $10,129               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.25%     $10,103              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.51%     $10,155               0.95%     $10,326                0.00%     $10,040
       08/31/1995           0.84%     $10,240               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.41%     $10,282               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.12%     $10,397               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.33%     $10,536               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.89%     $10,629               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.34%     $10,665               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.33%     $10,630              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -0.94%     $10,530              -1.28%     $10,825                0.52%     $10,251
       04/30/1996           0.00%     $10,530              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.19%     $10,550              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           0.90%     $10,645               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.58%     $10,707               0.90%     $11,006                0.19%     $10,336
       08/30/1996           0.05%     $10,712              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.26%     $10,847               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.82%     $10,936               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.15%     $11,062               1.83%     $11,491                0.19%     $10,442
       12/31/1996           0.09%     $11,072              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.06%     $11,079               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.73%     $11,160               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.93%     $11,056              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.63%     $11,125               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.10%     $11,248               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.82%     $11,340               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.06%     $11,574               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.70%     $11,493              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           0.98%     $11,605               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.50%     $11,663               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.61%     $11,734               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.23%     $11,879               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.64%     $11,955               1.03%     $12,626                0.19%     $10,640
       02/28/1998           0.06%     $11,962               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.07%     $11,970               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.14%     $11,954              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.20%     $12,097               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.33%     $12,137               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.17%     $12,158               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.13%     $12,295               1.55%     $13,064                0.12%     $10,757
       09/30/1998           1.08%     $12,428               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.26%     $12,395               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.37%     $12,441               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.27%     $12,475               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.78%     $12,572               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.38%     $12,524              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.18%     $12,547               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.20%     $12,572               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.58%     $12,499              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.35%     $12,330              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.02%     $12,333               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.21%     $12,184              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.33%     $12,143               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.48%     $11,964              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.78%     $12,057               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -1.02%     $11,934              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.95%     $11,821              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.39%     $11,985               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.29%     $12,259               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.50%     $12,198              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.62%     $12,122              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.56%     $12,433               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.19%     $12,581               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.44%     $12,762               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.77%     $12,664              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           1.20%     $12,816               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.81%     $12,919               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.42%     $13,232               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.55%     $13,305               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.33%     $13,342               0.32%     $14,744                0.40%     $11,571

Total Return                           33.42%                          47.44%                           15.71%
--------------------------------------------------------------------------------------------------------------

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND



CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund Based on Total Long-Term Investments 2/28/01

[PIE CHART]

AAA.............................       58.0%
AA..............................       22.4%
A...............................        8.5%
BBB.............................        9.2%
Below Investment Grade..........        1.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[KENTUCKY GRAPHIC]


During the period under review, growth characterized much of Kentucky's economy. Despite declines in traditional industries such as apparel, coal and tobacco, the commonwealth's base continued to expand. Fortunately, the metropolitan areas showed gains in transportation equipment and services to offset the drawdowns in other industries. With strong budgetary practices and a manageable debt burden, Kentucky's economic growth is projected to continue in 2001.

The beginning of 2000 saw sustained employment growth at a 2.5% rate.(2) Despite diminishing labor supplies and increased infrastructure needs, industries managed to overcome such factors with action. Many companies utilized the surrounding rural areas as resources for additional workers. Their efforts to provide training from area universities helped fill gaps during labor shortages. The southern migration of the nation's automobile industry benefited the state as well. Another major job generator was United Parcel Service. The company's production of 6,000 jobs in Louisville is expected to contribute to Kentucky's overall growth.(2) The close of 2000 reported a 4.1% unemployment rate, slightly above the national rate of 4.0%.(3)



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 1/30/01.

3. Source: Bureau of Labor Statistics, 2/16/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 80.

Looking forward, employment growth as a whole is expected to slow to about 1% while population growth will remain moderate at roughly 0.5% annually.(2) The state's central geographic location and low energy costs should continue to positively affect Kentucky's economy. With tax-supported debt at a low $754 per capita and 2.8% of personal income, the state's debt burden remains manageable.(2) Although growth may slow, we expect the commonwealth's overall financial performance to successfully meet the challenges ahead.

PORTFOLIO NOTES

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Because of the relatively light new-issue supply during the reporting period, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Kentucky market enabled us to get the first look at new offerings in the primary and secondary markets. We quickly invested the proceeds from called securities in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result, at the end of the reporting period, 58.0% of the Fund's total long-term investments were rated AAA. We will continue to actively manage the Fund's call exposure to maintain a competitive distribution yield to our shareholders.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 27 shows that at the end of



PORTFOLIO BREAKDOWN

Franklin Kentucky Tax-Free Income Fund 2/28/01

                                                % OF TOTAL
                                                 LONG-TERM
                                               INVESTMENTS
----------------------------------------------------------
Utilities                                            24.2%

Other Revenue                                        21.2%

Hospital & Health Care                               13.5%

Housing                                              10.5%

Subject to Government Appropriations                  8.7%

Transportation                                        7.9%

Prerefunded                                           6.9%

Corporate-Backed                                      4.4%

Tax-Supported                                         2.6%

Higher Education                                      0.1%

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky Tax-Free Income Fund - Class A 3/1/00-2/28/01

                    DIVIDEND
MONTH               PER SHARE
-------------------------------
March               4.82 cents

April               4.82 cents

May                 4.82 cents

June                4.82 cents

July                4.82 cents

August              4.82 cents

September           4.82 cents

October             4.82 cents

November            4.82 cents

December            4.82 cents

January             4.82 cents

February            4.82 cents

TOTAL              57.84 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



this reporting period, the Fund's Class A shares' distribution rate was 4.96%, based on an annualization of the current 4.76 cent ($0.0476) per share dividend and the maximum offering price of $11.52 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 43.22% would need to earn 8.74% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, new-issue municipal bond supply will likely increase with interest rates at relatively low levels. Many municipalities are taking full advantage of this interest rate environment to issue refunding bonds to refinance their outstanding debt. Issuers are likely to finance much-needed infrastructure because the cost of capital is so low. Demand also remains strong given the equity market volatility and strong municipal bond performance in 2000.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE                 2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.61                 $11.03      $10.42
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                     $0.5784


PERFORMANCE

                                                                                INCEPTION
CLASS A                                                   1-YEAR       5-YEAR   (10/12/91)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +11.65%       +30.78%   +83.30%
Average Annual Total Return(2)                           +6.93%        +4.60%    +6.18%
Avg. Ann. Total Return (3/31/01)(3)                      +5.39%        +5.12%    +6.24%

Distribution Rate(4)                        4.96%
Taxable Equivalent Distribution Rate(5)     8.74%
30-Day Standardized Yield(6)                4.62%
Taxable Equivalent Yield(5)                 8.14%


FRANKLIN KENTUCKY
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.21%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return in formation through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.76 cent per share monthly dividend and the maximum offering price of $11.52 on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Kentucky state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           27

FRANKLIN KENTUCKY
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

CLASS A                 2/28/01
1-Year                  +6.93%

5-Year                  +4.60%

Since Inception
(10/12/91)              +6.18%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.



[LINE CHART]

-------------------------------------------------------------------------------------------------------------------
Date                   Franklin Kentucky Tax-Free     Lehman Brothers Municipal Bond                CPI
                          Income Fund-Class A                    Index
-------------------------------------------------------------------------------------------------------------------
       10/12/1991                     $9,579                          $10,000                              $10,000
       10/31/1991                     $9,588                0.55%     $10,055                0.09%         $10,009
       11/30/1991           0.10%     $9,598                0.28%     $10,083                0.29%         $10,038
       12/31/1991           2.00%     $9,790                2.15%     $10,300                0.07%         $10,045
       01/31/1992           0.68%     $9,856                0.23%     $10,324                0.15%         $10,060
       02/29/1992           0.23%     $9,879                0.03%     $10,327                0.36%         $10,097
       03/31/1992           0.25%     $9,903                0.03%     $10,330                0.51%         $10,148
       04/30/1992           0.83%     $9,986                0.89%     $10,422                0.14%         $10,162
       05/31/1992           1.49%     $10,134               1.18%     $10,545                0.14%         $10,176
       06/30/1992           1.39%     $10,275               1.68%     $10,722                0.36%         $10,213
       07/31/1992           4.06%     $10,693               3.00%     $11,044                0.21%         $10,235
       08/31/1992          -1.71%     $10,510              -0.97%     $10,937                0.28%         $10,263
       09/30/1992           0.24%     $10,535               0.65%     $11,008                0.28%         $10,292
       10/31/1992          -1.65%     $10,361              -0.98%     $10,900                0.35%         $10,328
       11/30/1992           2.84%     $10,655               1.79%     $11,095                0.14%         $10,342
       12/31/1992           1.49%     $10,814               1.02%     $11,208               -0.07%         $10,335
       01/31/1993           1.14%     $10,937               1.16%     $11,338                0.49%         $10,386
       02/28/1993           3.04%     $11,270               3.62%     $11,749                0.35%         $10,422
       03/31/1993          -0.60%     $11,202              -1.06%     $11,624                0.35%         $10,459
       04/30/1993           1.07%     $11,322               1.01%     $11,741                0.28%         $10,488
       05/31/1993           0.74%     $11,406               0.56%     $11,807                0.14%         $10,503
       06/30/1993           2.06%     $11,641               1.67%     $12,004                0.14%         $10,517
       07/31/1993           0.31%     $11,677               0.13%     $12,020                0.00%         $10,517
       08/31/1993           2.03%     $11,914               2.08%     $12,270                0.28%         $10,547
       09/30/1993           1.47%     $12,089               1.14%     $12,410                0.21%         $10,569
       10/31/1993           0.63%     $12,165               0.19%     $12,433                0.41%         $10,612
       11/30/1993          -1.09%     $12,033              -0.88%     $12,324                0.07%         $10,620
       12/31/1993           2.38%     $12,319               2.11%     $12,584                0.00%         $10,620
       01/31/1994           1.10%     $12,455               1.14%     $12,727                0.27%         $10,648
       02/28/1994          -2.88%     $12,096              -2.59%     $12,398                0.34%         $10,685
       03/31/1994          -5.64%     $11,414              -4.07%     $11,893                0.34%         $10,721
       04/30/1994           0.78%     $11,503               0.85%     $11,994                0.14%         $10,736
       05/31/1994           1.10%     $11,629               0.87%     $12,099                0.07%         $10,743
       06/30/1994          -0.94%     $11,520              -0.61%     $12,025                0.34%         $10,780
       07/31/1994           2.30%     $11,785               1.83%     $12,245                0.27%         $10,809
       08/31/1994           0.31%     $11,821               0.35%     $12,288                0.40%         $10,852
       09/30/1994          -2.33%     $11,546              -1.47%     $12,107                0.27%         $10,882
       10/31/1994          -2.90%     $11,211              -1.78%     $11,892                0.07%         $10,889
       11/30/1994          -2.53%     $10,927              -1.81%     $11,676                0.13%         $10,903
       12/31/1994           3.11%     $11,267               2.20%     $11,933                0.00%         $10,903
       01/31/1995           3.96%     $11,714               2.86%     $12,275                0.40%         $10,947
       02/28/1995           3.50%     $12,123               2.91%     $12,632                0.40%         $10,991
       03/31/1995           1.10%     $12,257               1.15%     $12,777                0.33%         $11,027
       04/30/1995           0.07%     $12,265               0.12%     $12,792                0.33%         $11,063
       05/31/1995           3.62%     $12,709               3.19%     $13,200                0.20%         $11,086
       06/30/1995          -1.45%     $12,525              -0.87%     $13,086                0.20%         $11,108
       07/31/1995           0.58%     $12,598               0.95%     $13,210                0.00%         $11,108
       08/31/1995           1.31%     $12,763               1.27%     $13,378                0.26%         $11,137
       09/30/1995           0.82%     $12,867               0.63%     $13,462                0.20%         $11,159
       10/31/1995           1.78%     $13,097               1.45%     $13,657                0.33%         $11,196
       11/30/1995           1.94%     $13,351               1.66%     $13,884               -0.07%         $11,188
       12/31/1995           1.15%     $13,504               0.96%     $14,017               -0.07%         $11,180
       01/31/1996           0.47%     $13,568               0.76%     $14,124                0.59%         $11,246
       02/29/1996          -1.06%     $13,424              -0.68%     $14,028                0.32%         $11,282
       03/31/1996          -1.45%     $13,229              -1.28%     $13,848                0.52%         $11,341
       04/30/1996          -0.08%     $13,219              -0.28%     $13,809                0.39%         $11,385
       05/31/1996           0.13%     $13,236              -0.04%     $13,804                0.19%         $11,406
       06/30/1996           1.29%     $13,406               1.09%     $13,954                0.06%         $11,413
       07/31/1996           0.67%     $13,496               0.90%     $14,080                0.19%         $11,435
       08/31/1996           0.00%     $13,496              -0.02%     $14,077                0.19%         $11,457
       09/30/1996           1.58%     $13,710               1.40%     $14,274                0.32%         $11,493
       10/31/1996           1.23%     $13,878               1.13%     $14,435                0.32%         $11,530
       11/30/1996           1.72%     $14,117               1.83%     $14,700                0.19%         $11,552
       12/31/1996          -0.25%     $14,082              -0.42%     $14,638                0.00%         $11,552
       01/31/1997           0.03%     $14,086               0.19%     $14,666                0.32%         $11,589
       02/28/1997           0.91%     $14,214               0.92%     $14,801                0.31%         $11,625
       03/31/1997          -1.33%     $14,025              -1.33%     $14,604                0.25%         $11,654
       04/30/1997           0.90%     $14,151               0.84%     $14,726                0.12%         $11,668
       05/31/1997           1.42%     $14,352               1.51%     $14,949               -0.06%         $11,661
       06/30/1997           1.10%     $14,510               1.07%     $15,109                0.12%         $11,675
       07/31/1997           2.70%     $14,902               2.77%     $15,527                0.12%         $11,689
       08/31/1997          -0.71%     $14,796              -0.94%     $15,381                0.19%         $11,711
       09/30/1997           1.17%     $14,969               1.19%     $15,564                0.25%         $11,741
       10/31/1997           0.58%     $15,056               0.64%     $15,664                0.25%         $11,770
       11/30/1997           0.78%     $15,173               0.59%     $15,756               -0.06%         $11,763
       12/31/1997           1.51%     $15,402               1.46%     $15,986               -0.12%         $11,749
       01/31/1998           0.88%     $15,538               1.03%     $16,151                0.19%         $11,771
       02/28/1998           0.09%     $15,552               0.03%     $16,156                0.19%         $11,793
       03/31/1998           0.29%     $15,597               0.09%     $16,170                0.19%         $11,816
       04/30/1998          -0.38%     $15,538              -0.45%     $16,098                0.18%         $11,837
       05/31/1998           1.58%     $15,783               1.58%     $16,352                0.18%         $11,858
       06/30/1998           0.42%     $15,850               0.39%     $16,416                0.12%         $11,873
       07/31/1998           0.22%     $15,884               0.25%     $16,457                0.12%         $11,887
       08/31/1998           1.41%     $16,108               1.55%     $16,712                0.12%         $11,901
       09/30/1998           1.10%     $16,286               1.25%     $16,921                0.12%         $11,915
       10/31/1998          -0.23%     $16,248               0.00%     $16,921                0.24%         $11,944
       11/30/1998           0.35%     $16,305               0.35%     $16,980                0.00%         $11,944
       12/31/1998           0.24%     $16,344               0.25%     $17,023               -0.06%         $11,937
       01/31/1999           0.96%     $16,501               1.19%     $17,225                0.24%         $11,965
       02/28/1999          -0.53%     $16,414              -0.44%     $17,149                0.12%         $11,980
       03/31/1999           0.31%     $16,464               0.14%     $17,173                0.30%         $12,016
       04/30/1999           0.15%     $16,489               0.25%     $17,216                0.73%         $12,103
       05/31/1999          -0.57%     $16,395              -0.58%     $17,116                0.00%         $12,103
       06/30/1999          -1.40%     $16,166              -1.44%     $16,870                0.00%         $12,103
       07/31/1999           0.05%     $16,174               0.36%     $16,931                0.30%         $12,140
       08/31/1999          -1.25%     $15,972              -0.80%     $16,795                0.24%         $12,169
       09/30/1999          -0.22%     $15,936               0.04%     $16,802                0.48%         $12,227
       10/31/1999          -1.60%     $15,681              -1.08%     $16,620                0.18%         $12,249
       11/30/1999           0.78%     $15,804               1.06%     $16,797                0.06%         $12,257
       12/31/1999          -0.95%     $15,654              -0.75%     $16,671                0.00%         $12,257
       01/31/2000          -0.89%     $15,514              -0.44%     $16,597                0.30%         $12,293
       02/29/2000           1.42%     $15,735               1.16%     $16,790                0.59%         $12,366
       03/31/2000           2.47%     $16,123               2.18%     $17,156                0.82%         $12,467
       04/30/2000          -1.06%     $15,952              -0.59%     $17,055                0.06%         $12,475
       05/31/2000          -1.12%     $15,774              -0.52%     $16,966                0.12%         $12,490
       06/30/2000           2.79%     $16,214               2.65%     $17,416                0.52%         $12,555
       07/31/2000           1.71%     $16,491               1.39%     $17,658                0.23%         $12,584
       08/31/2000           1.67%     $16,766               1.54%     $17,930                0.00%         $12,584
       09/30/2000          -0.79%     $16,634              -0.52%     $17,836                0.52%         $12,649
       10/31/2000           1.22%     $16,837               1.09%     $18,031                0.17%         $12,671
       11/30/2000           0.90%     $16,988               0.76%     $18,168                0.06%         $12,678
       12/31/2000           2.74%     $17,454               2.47%     $18,616               -0.06%         $12,671
       01/31/2001           0.45%     $17,532               0.99%     $18,801                0.63%         $12,750
       02/28/2001           0.23%     $17,558               0.32%     $18,861                0.40%         $12,801

Total Return                          75.58%                               88.61%                           28.01%
-------------------------------------------------------------------------------------------------------------------


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


28                           Past performance does not guarantee future results.

FRANKLIN  LOUISIANA  TAX-FREE  INCOME  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[Louisiana State Graphic]

Louisiana has maintained a steady, although slowing, pace toward long-term structural budget balance. The state continued to improve its debt position, stabilize its general fund financial condition, and contain the increasing costs of its Medicaid spending through various methods. While volatile oil prices slowed the state's economy, the application of prior years' surplus revenues to prepay outstanding debt helped Louisiana stabilize its base-line for future budgeting.

One of Louisiana's strategies to maintain its stable credit outlook involves a 1998 constitutional amendment to form a rainy day fund with the first 25% of any annual budget surplus. Funds beyond this allocation are directed to unfunded accrued liabilities, debt reduction or capital projects. When calculated in June 2000, the rainy day fund held a balance of $59 million.(2)

The state has taken positive steps to substantially lower its above-average debt ratios. Strategies such as the rainy day fund, reduced borrowing and the adoption of debt limitation measures contribute to the strides made. Legislation approved in 1993, to limit the state's ability to issue debt, has been successfully implemented. Since the limitation was enacted, Louisiana has consistently issued less than the allowable percentage.

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01


[PIE GRAPHIC]

AAA                  65.4%
AA                    1.5%
A                     5.1%
BBB                  23.9%
Below Investment
Grade                 4.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, 11/17/00. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
2/28/01

                         % OF TOTAL
                          LONG-TERM
                        INVESTMENTS
-----------------------------------
Utilities                     18.8%

Higher Education              15.4%

Hospital & Health Care        14.0%

Corporate-Backed              12.3%

Housing                       10.8%

Tax-Supported                 8.6%

Subject to Government
Appropriations                7.6%

General Obligation            7.0%

Prerefunded                   3.4%

Other Revenue                 1.4%

Transportation                0.7%


Contributors to Louisiana's workforce included the gaming industry and a steadily growing tourism industry. In fact, the state's second-largest industry in terms of employment is tourism. Looking forward, job growth is anticipated to average less than 1% a year as Louisiana feels the effects of a national economic slowdown. Responding to the state's weakness, legislation for the fiscal 2001 budget includes $210 million in new taxes.(3)

Standard & Poor's, an independent credit rating agency, has upgraded Louisiana's general obligation debt to an A rating, up from A-(3) As the state's administration continues to make headway in guarding itself from economic volatility with such actions as its rainy day fund, progress toward reducing long-term debt levels make for a stable credit outlook.

PORTFOLIO NOTES
Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Because of the relatively light new-issue supply during the reporting period, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Louisiana market enabled us to get the first look at new offerings in both the primary and secondary markets. We quickly invested the proceeds from called securities in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result, at the end of the reporting period, over 65% of the Fund's total long-term investments were rated AAA. We will continue to actively manage the Fund's call exposure

3. Source: Standard & Poor's, RatingsDirect, 11/21/00. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/00-2/28/01

                                                     DIVIDEND PER SHARE
MONTH                                            CLASS A            CLASS C
--------------------------------------------------------------------------------
March                                          4.90 cents          4.42 cents
April                                          4.90 cents          4.42 cents
May                                            4.90 cents          4.42 cents
June                                           4.90 cents          4.40 cents
July                                           4.90 cents          4.40 cents
August                                         4.90 cents          4.40 cents
September                                      4.85 cents          4.34 cents
October                                        4.85 cents          4.34 cents
November                                       4.85 cents          4.34 cents
December                                       4.85 cents          4.34 cents
January                                        4.85 cents          4.34 cents
February                                       4.85 cents          4.34 cents
--------------------------------------------------------------------------------
TOTAL                                          58.50 CENTS         52.50 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

seeking to maintain a competitive distribution yield to our shareholders. Purchases during the 12-month reporting period include Louisiana State Office Facilities Corp. Lease Revenue and Ouachita Parish La West Ouachita Parish School District Sales & Use Tax bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 33 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.92%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $11.72 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.22% would need to earn 8.67% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, new-issue municipal bond supply should increase with interest rates at relatively low levels. Many municipalities are taking full advantage of this interest rate environment to issue refunding bonds to refinance their outstanding debt. Issuers are likely to finance much-needed infrastructure because the cost of capital is so low. Demand also remains strong given the equity market volatility and municipal bonds' strong performance in 2000.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  2/28/01
Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION
CLASS A                                 CHANGE            2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.67            $11.22      $10.55
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5850

CLASS C                                 CHANGE            2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.67            $11.29      $10.62
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5250


PERFORMANCE

CLASS A                                          1-YEAR       5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +12.05%      +30.14%  +87.89%
Average Annual Total Return(2)                   +7.27%       +4.50%   +6.05%
Avg. Ann. Total Return (3/31/01)(3)              +5.55%       +4.84%   +6.10%

Distribution Rate(4)                    4.92%
Taxable Equivalent Distribution Rate(5) 8.67%
30-Day Standardized Yield(6)            4.52%
Taxable Equivalent Yield(5)             7.96%


                                                                   INCEPTION
CLASS C                                          1-YEAR       5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +11.46%      +26.68%  +36.51%
Average Annual Total Return(2)                   +9.33%       +4.64%   +5.30%
Avg. Ann. Total Return (3/31/01)(3)              +7.59%       +5.00%   +5.35%

Distribution Rate(4)                    4.47%
Taxable Equivalent Distribution Rate(5) 7.87%
30-Day Standardized Yield(6)            4.12%
Taxable Equivalent Yield(5)             7.26%


FRANKLIN LOUISIANA
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Louisiana state personal in- come tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A           2/28/01
--------------------------
1-Year            +7.27%

5-Year            +4.50%

10-Year           +6.05%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                2/28/01
-------------------------------
1-Year                 +9.33%

5-Year                 +4.64%

Since Inception        +5.30%
(5/1/95)

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


[LINE CHART OMITTED]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Louisiana Tax-Free       Lehman                    CPI
                                        Income Fund-Class A          Brothers
                                                                  Municipal Bond
                                                                       Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,578                     $10,000                              $10,000
       03/31/1991           0.34%          $9,611           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.28%          $9,734           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.80%          $9,811           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.03%          $9,809          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.56%          $9,962           1.22%     $10,342                0.15%         $10,104
       08/31/1991           0.98%         $10,059           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.45%         $10,205           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.42%         $10,248           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.52%         $10,301           0.28%     $10,740                0.29%         $10,223
       12/31/1991           1.71%         $10,477           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.40%         $10,519           0.23%     $10,996                0.15%         $10,246
       02/29/1992          -0.04%         $10,515           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.27%         $10,543           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.81%         $10,629           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.25%         $10,762           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.25%         $10,896           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.70%         $11,299           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.25%         $11,158          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.17%         $11,177           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.54%         $11,005          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.08%         $11,234           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.63%         $11,417           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.11%         $11,544           1.16%     $12,076                0.49%         $10,577
       02/28/1993           2.84%         $11,872           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.45%         $11,818          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.70%         $11,901           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.38%         $11,946           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.91%         $12,174           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.13%         $12,190           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.53%         $12,377           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.00%         $12,500           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.11%         $12,514           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.21%         $12,488          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.60%         $12,688           2.11%     $13,403                0.00%         $10,815
       01/31/1994           0.80%         $12,789           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -1.73%         $12,568          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.56%         $12,120          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.09%         $12,131           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.85%         $12,234           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.42%         $12,183          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.65%         $12,384           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.31%         $12,422           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -0.86%         $12,316          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.52%         $12,128          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -2.33%         $11,846          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           1.95%         $12,077           2.20%     $12,710                0.00%         $11,104
       01/31/1995           2.89%         $12,426           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.32%         $12,714           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.54%         $12,783           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.27%         $12,817           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.42%         $13,127           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.66%         $13,041          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.68%         $13,130           0.95%     $14,070                0.00%         $11,312
       08/31/1995           0.92%         $13,250           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.73%         $13,347           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.30%         $13,521           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.47%         $13,719           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.89%         $13,841           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.40%         $13,897           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.49%         $13,829          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -0.86%         $13,710          -1.28%     $14,750                0.52%         $11,550
       04/30/1996          -0.14%         $13,691          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.34%         $13,737          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           1.00%         $13,874           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.77%         $13,981           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.29%         $14,022          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.20%         $14,190           1.40%     $15,204                0.32%         $11,705
       10/31/1996           0.96%         $14,326           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.52%         $14,544           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.22%         $14,512          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.15%         $14,534           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.82%         $14,653           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.83%         $14,531          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.63%         $14,623           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.14%         $14,790           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           1.11%         $14,954           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.22%         $15,286           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.59%         $15,196          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           1.17%         $15,373           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.67%         $15,476           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.60%         $15,569           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.43%         $15,792           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.72%         $15,906           1.03%     $17,203                0.19%         $11,988
       02/28/1998          -0.06%         $15,896           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.22%         $15,931           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.27%         $15,888          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.31%         $16,096           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.34%         $16,151           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.15%         $16,175           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.32%         $16,389           1.55%     $17,800                0.12%         $12,120
       09/30/1998           1.09%         $16,567           1.25%     $18,023                0.12%         $12,135
       10/30/1998          -0.22%         $16,531           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.36%         $16,590           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.32%         $16,643           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.86%         $16,787           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.36%         $16,726          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.31%         $16,778           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.24%         $16,818           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.56%         $16,724          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.29%         $16,508          -1.44%     $17,968                0.00%         $12,326
       07/31/1999          -0.03%         $16,503           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.32%         $16,286          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.12%         $16,266           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.58%         $16,009          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.87%         $16,148           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -0.93%         $15,998          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -0.87%         $15,859          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.31%         $16,067           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.44%         $16,459           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.67%         $16,348          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.62%         $16,247          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.55%         $16,661           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.31%         $16,880           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.56%         $17,143           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.50%         $17,057          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.20%         $17,262           1.09%     $19,205                0.17%         $12,904
       11/30/2000           1.07%         $17,447           0.76%     $19,351                0.06%         $12,912
       12/31/2000           2.42%         $17,869           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.44%         $17,947           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.32%         $17,997           0.32%     $20,089                0.40%         $13,037

Total Return                               79.97%                         100.89%                           30.37%
-------------------------------------------------------------------------------------------------------------------

[LINE CHART OMITTED]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Louisiana Tax-Free    Lehman Brothers Municipal Bond        CPI
                                        Income Fund-Class C                    Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,901                          $10,000                          $10,000
       05/31/1995           2.45%     $10,144               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.63%     $10,080              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.80%     $10,160               0.95%     $10,326                0.00%     $10,040
       08/31/1995           0.87%     $10,249               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.59%     $10,309               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.33%     $10,446               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.41%     $10,594               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.92%     $10,691               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.35%     $10,728               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.54%     $10,671              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -0.99%     $10,565              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.10%     $10,554              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.28%     $10,584              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           0.86%     $10,675               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.81%     $10,761               0.90%     $11,006                0.19%     $10,336
       08/30/1996           0.25%     $10,788              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.15%     $10,912               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.89%     $11,009               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.46%     $11,170               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.28%     $11,139              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.17%     $11,158               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.67%     $11,233               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.79%     $11,144              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.58%     $11,208               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.17%     $11,340               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.97%     $11,450               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.26%     $11,708               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.62%     $11,636              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           1.03%     $11,756               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.62%     $11,829               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.56%     $11,895               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.37%     $12,058               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.67%     $12,139               1.03%     $12,626                0.19%     $10,640
       02/28/1998          -0.02%     $12,136               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.08%     $12,146               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.31%     $12,108              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.34%     $12,270               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.30%     $12,307               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.09%     $12,318               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.26%     $12,473               1.55%     $13,064                0.12%     $10,757
       09/30/1998           0.96%     $12,593               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.18%     $12,571               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.31%     $12,610               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.19%     $12,634               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.90%     $12,747               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.40%     $12,696              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.34%     $12,739               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.11%     $12,753               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.60%     $12,677              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.34%     $12,507              -1.44%     $13,187                0.00%     $10,940
       07/31/1999          -0.08%     $12,497               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.36%     $12,327              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.16%     $12,307               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.61%     $12,109              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.82%     $12,208               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -0.97%     $12,090              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.90%     $11,981              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.26%     $12,132               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.38%     $12,421               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.71%     $12,333              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.67%     $12,250              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.49%     $12,555               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.25%     $12,712               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.60%     $12,915               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.63%     $12,834              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           1.15%     $12,982               1.09%     $14,095                0.17%     $11,453
       11/30/2000           1.02%     $13,114               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.45%     $13,435               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.39%     $13,488               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.27%     $13,516               0.32%     $14,744                0.40%     $11,571

Total Return                          35.16%                               47.44%                           15.71%
-------------------------------------------------------------------------------------------------------------------

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

34    Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[MARYLAND STATE GRAPH OMITTED]

After a slow start recovering from the recession of the early
1990s, Maryland seems to be rebounding strongly in recent years. While many states that bounced back quickly now seem to be slackening their pace, Maryland showed fewer signs of slowing down, exhibiting strong revenue growth in early 2001. Growth seeped into almost every area as the state's population grew 10.4% in the past decade to make it the 19th most populous state.(2)

Maryland's general obligation debt boasts a rating of AAA, the highest credit rating from Standard & Poor's, an independent credit rating agency.(3) The services sector led the way in employment growth, followed by the construction sector. A well-educated and productive workforce contributed to Maryland's job growth, which averaged 2.5% annually between 1997 and 1999. Growth in 2000 was expected to sustain this trend. The economy was further strengthened with a balance among its leading employment sectors, which includes services at 34.9%, wholesale and retail trade at 23.1% and government at 18.1%.(2) Not surprisingly, unemployment stayed below the 4.0% national average, as Maryland closed the year 2000 at 3.7%.(4)

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund Based on Total Long-Term
Investments 2/28/01

[PIE GRAPHIC]

AAA             46.7%
AA              25.1%
A               13.9%
BBB             14.3%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.   Source: Moody's Investors Service, 2/16/01.

3. Source: Standard & Poor's, RatingsDirect, 8/30/00. This does not indicate Standard & Poor's rating of the Fund.

4.   Source: Bureau of Labor Statistics, 2/16/01.
     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 86.

 PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free
Income Fund 2/28/01


                             % OF TOTAL
                              LONG-TERM
                            INVESTMENTS
----------------------------------------
Hospital & Health Care*           25.2%

Housing                           19.5%

Utilities                         19.2%

General Obligation                10.0%

Subject to Government
Appropriations                    8.5%

Prerefunded                       6.7%

Higher Education                  3.2%

Corporate-Backed                  3.1%

Transportation                    2.3%

Tax-Supported                     1.9%

Other Revenue                     0.4%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital and health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

Economic growth helped the state build up its reserves, while maintaining prudent budgetary and debt management policies. Each of the past six years generated operating surpluses, and an estimated surplus was also projected for fiscal year 2000. The state continued to strengthen its financial flexibility as a fiscal year 1999 audit reflected a $383 million general fund surplus.(2)

Looking forward, Maryland maintains its excellent credit characteristics and prospects. A diversified economy, strong revenue performance and continued maintenance of its healthy reserve levels combine for what we believe will be a state that sustains growth, although a national economic slowdown could affect the state.

PORTFOLIO NOTES
During the year under review, we focused on executing tax loss swaps, which entail selling a bond position trading at a loss and using the proceeds to purchase similarly structured bonds. Such a strategy allows us to capture the loss, which can be carried forward to offset future capital gains, while not materially changing the portfolio's structure. We enhanced the Fund's call protection by selling bonds with shorter call structures and buying back similar coupon bonds with longer calls. Our overall strategy enabled us to increase the Fund's Class A monthly dividend distribution to share- holders during the year under review. Purchases during the year included Baltimore Revenue Water Project, St. Mary's College Revenue bonds and Maryland State Health and Higher Educational Facilities Authority Revenue-North Arundel Hospital.

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality with tax- free yields.1 The Performance Summary beginning on page 38 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.76%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $11.86 on February 28, 2001. This tax-free rate is generally higher

DIVIDEND DISTRIBUTIONS* Franklin Maryland
Tax-Free Income Fund
3/1/00-2/28/01

                                                 DIVIDEND PER SHARE
MONTH                                     CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                     4.68 cents               4.20 cents
April                                     4.68 cents               4.20 cents
May                                       4.68 cents               4.20 cents
June                                      4.73 cents               4.26 cents
July                                      4.73 cents               4.26 cents
August                                    4.73 cents               4.26 cents
September                                 4.73 cents               4.23 cents
October                                   4.73 cents               4.23 cents
November                                  4.73 cents               4.23 cents
December                                  4.73 cents               4.19 cents
January                                   4.73 cents               4.19 cents
February                                  4.73 cents               4.19 cents
--------------------------------------------------------------------------------
TOTAL                                     56.61 CENTS              50.64 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 44.36% would need to earn 8.55% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

We believe strong retail demand for Maryland municipal bonds should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MARYLAND
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Maryland state and local personal income tax bracket of 44.36%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.73              $11.36      $10.63
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5661

CLASS C                                 CHANGE              2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.74              $11.46      $10.72
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                         $0.5064


PERFORMANCE

CLASS A                                          1-YEAR       5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +12.44%      +30.12%  +92.45%
Average Annual Total Return(2)                   +7.68%       +4.49%   +6.30%
Avg. Ann. Total Return (3/31/01)(3)              +5.97%       +4.87%   +6.34%

Distribution Rate(4)                      4.76%
Taxable Equivalent Distribution Rate(5)   8.55%
30-Day Standardized Yield(6)              4.22%
Taxable Equivalent Yield(5)               7.58%


                                                                      INCEPTION
CLASS C                                          1-YEAR       5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +11.83%      +26.72%  +38.21%
Average Annual Total Return(2)                   +9.71%       +4.63%   +5.52%
Avg. Ann. Total Return (3/31/01)(3)              +7.98%       +5.03%   +5.57%

Distribution Rate(4)                       4.27%
Taxable Equivalent Distribution Rate(5)    7.67%
30-Day Standardized Yield(6)               3.83%
Taxable Equivalent Yield(5)                6.88%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


[LINE CHART]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Maryland Tax-Free        Lehman                    CPI
                                        Income Fund-Class A          Brothers
                                                                  Municipal Bond
                                                                       Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,575                     10,000                           10,000
       03/31/1991           0.39%          $9,612           0.03%     10,003                 0.15%     10,015
       04/30/1991           1.26%          $9,733           1.34%     10,137                 0.15%     10,030
       05/31/1991           0.58%          $9,790           0.89%     10,227                 0.30%     10,060
       06/30/1991           0.10%          $9,800          -0.10%     10,217                 0.29%     10,089
       07/31/1991           1.16%          $9,913           1.22%     10,342                 0.15%     10,104
       08/31/1991           0.96%         $10,009           1.32%     10,478                 0.29%     10,134
       09/30/1991           1.43%         $10,152           1.30%     10,614                 0.44%     10,178
       10/31/1991           0.57%         $10,210           0.90%     10,710                 0.15%     10,194
       11/30/1991           0.28%         $10,238           0.28%     10,740                 0.29%     10,223
       12/31/1991           2.00%         $10,443           2.15%     10,971                 0.07%     10,230
       01/31/1992           0.47%         $10,492           0.23%     10,996                 0.15%     10,246
       02/29/1992          -0.06%         $10,486           0.03%     10,999                 0.36%     10,283
       03/31/1992           0.15%         $10,501           0.03%     11,003                 0.51%     10,335
       04/30/1992           0.90%         $10,596           0.89%     11,101                 0.14%     10,349
       05/31/1992           1.35%         $10,739           1.18%     11,232                 0.14%     10,364
       06/30/1992           1.26%         $10,874           1.68%     11,420                 0.36%     10,401
       07/31/1992           3.12%         $11,214           3.00%     11,763                 0.21%     10,423
       08/31/1992          -1.05%         $11,096          -0.97%     11,649                 0.28%     10,452
       09/30/1992           0.23%         $11,121           0.65%     11,724                 0.28%     10,482
       10/31/1992          -1.61%         $10,942          -0.98%     11,610                 0.35%     10,518
       11/30/1992           2.30%         $11,194           1.79%     11,817                 0.14%     10,533
       12/31/1992           1.56%         $11,369           1.02%     11,938                -0.07%     10,526
       01/31/1993           1.21%         $11,506           1.16%     12,076                 0.49%     10,577
       02/28/1993           2.89%         $11,839           3.62%     12,514                 0.35%     10,614
       03/31/1993          -0.41%         $11,790          -1.06%     12,381                 0.35%     10,651
       04/30/1993           0.87%         $11,893           1.01%     12,506                 0.28%     10,681
       05/31/1993           0.37%         $11,937           0.56%     12,576                 0.14%     10,696
       06/30/1993           1.84%         $12,156           1.67%     12,786                 0.14%     10,711
       07/31/1993           0.28%         $12,190           0.13%     12,803                 0.00%     10,711
       08/31/1993           1.63%         $12,389           2.08%     13,069                 0.28%     10,741
       09/30/1993           0.56%         $12,458           1.14%     13,218                 0.21%     10,764
       10/31/1993           0.43%         $12,512           0.19%     13,243                 0.41%     10,808
       11/30/1993          -0.33%         $12,471          -0.88%     13,127                 0.07%     10,815
       12/31/1993           2.24%         $12,750           2.11%     13,403                 0.00%     10,815
       01/31/1994           0.88%         $12,862           1.14%     13,556                 0.27%     10,845
       02/28/1994          -1.86%         $12,623          -2.59%     13,205                 0.34%     10,881
       03/31/1994          -3.82%         $12,141          -4.07%     12,668                 0.34%     10,918
       04/30/1994           0.08%         $12,151           0.85%     12,775                 0.14%     10,934
       05/31/1994           0.94%         $12,265           0.87%     12,887                 0.07%     10,941
       06/30/1994          -0.45%         $12,210          -0.61%     12,808                 0.34%     10,979
       07/31/1994           1.76%         $12,424           1.83%     13,042                 0.27%     11,008
       08/31/1994           0.39%         $12,473           0.35%     13,088                 0.40%     11,052
       09/30/1994          -1.26%         $12,316          -1.47%     12,896                 0.27%     11,082
       10/31/1994          -1.94%         $12,077          -1.78%     12,666                 0.07%     11,090
       11/30/1994          -2.41%         $11,786          -1.81%     12,437                 0.13%     11,104
       12/31/1994           2.67%         $12,100           2.20%     12,710                 0.00%     11,104
       01/31/1995           3.12%         $12,478           2.86%     13,074                 0.40%     11,149
       02/28/1995           3.00%         $12,852           2.91%     13,454                 0.40%     11,193
       03/31/1995           0.98%         $12,978           1.15%     13,609                 0.33%     11,230
       04/30/1995           0.07%         $12,987           0.12%     13,625                 0.33%     11,267
       05/31/1995           2.69%         $13,337           3.19%     14,060                 0.20%     11,290
       06/30/1995          -0.77%         $13,234          -0.87%     13,938                 0.20%     11,312
       07/31/1995           1.39%         $13,418           0.95%     14,070                 0.00%     11,312
       08/31/1995           1.18%         $13,576           1.27%     14,249                 0.26%     11,342
       09/30/1995           0.80%         $13,685           0.63%     14,339                 0.20%     11,364
       10/31/1995           1.19%         $13,848           1.45%     14,547                 0.33%     11,402
       11/30/1995           1.53%         $14,060           1.66%     14,788                -0.07%     11,394
       12/31/1995           0.95%         $14,193           0.96%     14,930                -0.07%     11,386
       01/31/1996           0.38%         $14,247           0.76%     15,043                 0.59%     11,453
       02/29/1996          -0.59%         $14,163          -0.68%     14,941                 0.32%     11,490
       03/31/1996          -1.14%         $14,002          -1.28%     14,750                 0.52%     11,550
       04/30/1996          -0.07%         $13,992          -0.28%     14,709                 0.39%     11,595
       05/31/1996           0.05%         $13,999          -0.04%     14,703                 0.19%     11,617
       06/30/1996           0.98%         $14,136           1.09%     14,863                 0.06%     11,624
       07/31/1996           0.84%         $14,255           0.90%     14,997                 0.19%     11,646
       08/31/1996          -0.08%         $14,243          -0.02%     14,994                 0.19%     11,668
       09/30/1996           1.45%         $14,450           1.40%     15,204                 0.32%     11,705
       10/31/1996           0.94%         $14,586           1.13%     15,375                 0.32%     11,743
       11/30/1996           1.59%         $14,818           1.83%     15,657                 0.19%     11,765
       12/31/1996          -0.41%         $14,757          -0.42%     15,591                 0.00%     11,765
       01/31/1997           0.13%         $14,776           0.19%     15,621                 0.32%     11,803
       02/28/1997           0.89%         $14,908           0.92%     15,764                 0.31%     11,839
       03/31/1997          -1.20%         $14,729          -1.33%     15,555                 0.25%     11,869
       04/30/1997           0.79%         $14,845           0.84%     15,685                 0.12%     11,883
       05/31/1997           1.29%         $15,037           1.51%     15,922                -0.06%     11,876
       06/30/1997           0.98%         $15,184           1.07%     16,093                 0.12%     11,890
       07/31/1997           2.45%         $15,556           2.77%     16,538                 0.12%     11,904
       08/31/1997          -0.71%         $15,445          -0.94%     16,383                 0.19%     11,927
       09/30/1997           1.14%         $15,622           1.19%     16,578                 0.25%     11,957
       10/31/1997           0.55%         $15,707           0.64%     16,684                 0.25%     11,987
       11/30/1997           0.66%         $15,811           0.59%     16,782                -0.06%     11,980
       12/31/1997           1.30%         $16,017           1.46%     17,027                -0.12%     11,965
       01/31/1998           0.77%         $16,140           1.03%     17,203                 0.19%     11,988
       02/28/1998          -0.01%         $16,138           0.03%     17,208                 0.19%     12,011
       03/31/1998           0.19%         $16,169           0.09%     17,223                 0.19%     12,033
       04/30/1998          -0.12%         $16,150          -0.45%     17,146                 0.18%     12,055
       05/31/1998           1.37%         $16,371           1.58%     17,417                 0.18%     12,077
       06/30/1998           0.44%         $16,443           0.39%     17,485                 0.12%     12,091
       07/31/1998           0.29%         $16,491           0.25%     17,528                 0.12%     12,106
       08/31/1998           1.29%         $16,703           1.55%     17,800                 0.12%     12,120
       09/30/1998           0.99%         $16,869           1.25%     18,023                 0.12%     12,135
       10/31/1998           0.10%         $16,886           0.00%     18,023                 0.24%     12,164
       11/30/1998           0.25%         $16,928           0.35%     18,086                 0.00%     12,164
       12/31/1998           0.20%         $16,962           0.25%     18,131                -0.06%     12,157
       01/31/1999           0.83%         $17,102           1.19%     18,347                 0.24%     12,186
       02/28/1999          -0.29%         $17,053          -0.44%     18,266                 0.12%     12,201
       03/31/1999           0.19%         $17,085           0.14%     18,292                 0.30%     12,237
       04/30/1999           0.39%         $17,152           0.25%     18,337                 0.73%     12,326
       05/31/1999          -0.49%         $17,068          -0.58%     18,231                 0.00%     12,326
       06/30/1999          -1.40%         $16,829          -1.44%     17,968                 0.00%     12,326
       07/31/1999           0.21%         $16,864           0.36%     18,033                 0.30%     12,363
       08/31/1999          -1.52%         $16,608          -0.80%     17,889                 0.24%     12,393
       09/30/1999          -0.23%         $16,570           0.04%     17,896                 0.48%     12,453
       10/31/1999          -1.60%         $16,305          -1.08%     17,703                 0.18%     12,475
       11/30/1999           1.03%         $16,472           1.06%     17,890                 0.06%     12,482
       12/31/1999          -0.95%         $16,316          -0.75%     17,756                 0.00%     12,482
       01/31/2000          -0.70%         $16,202          -0.44%     17,678                 0.30%     12,520
       02/29/2000           1.18%         $16,393           1.16%     17,883                 0.59%     12,594
       03/31/2000           2.31%         $16,772           2.18%     18,273                 0.82%     12,697
       04/30/2000          -0.32%         $16,718          -0.59%     18,165                 0.06%     12,705
       05/31/2000          -0.82%         $16,581          -0.52%     18,071                 0.12%     12,720
       06/30/2000           2.51%         $16,997           2.65%     18,550                 0.52%     12,786
       07/31/2000           1.56%         $17,262           1.39%     18,807                 0.23%     12,815
       08/31/2000           1.71%         $17,557           1.54%     19,097                 0.00%     12,815
       09/30/2000          -0.33%         $17,499          -0.52%     18,998                 0.52%     12,882
       10/31/2000           0.99%         $17,673           1.09%     19,205                 0.17%     12,904
       11/30/2000           0.86%         $17,825           0.76%     19,351                 0.06%     12,912
       12/31/2000           2.20%         $18,217           2.47%     19,829                -0.06%     12,904
       01/31/2001           0.61%         $18,328           0.99%     20,025                 0.63%     12,985
       02/28/2001           0.57%         $18,428           0.32%     20,089                 0.40%     13,037

Total Return                               84.28%                         100.89%                           30.37%
-------------------------------------------------------------------------------------------------------------------

[LINE CHART]


-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Maryland Tax-Free     Lehman Brothers Municipal Bond  CPI
                                        Income Fund-Class C                    Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,900                          $10,000                          $10,000
       05/31/1995           2.81%     $10,178               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.83%     $10,094              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           1.42%     $10,237               0.95%     $10,326                0.00%     $10,040
       08/31/1995           1.12%     $10,352               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.66%     $10,420               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.31%     $10,557               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.47%     $10,712               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.90%     $10,808               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.41%     $10,852               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.51%     $10,797              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -1.09%     $10,679              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.21%     $10,657              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.08%     $10,665              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           0.84%     $10,755               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.78%     $10,839               0.90%     $11,006                0.19%     $10,336
       08/30/1996          -0.04%     $10,835              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.31%     $10,977               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.97%     $11,083               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.45%     $11,244               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.37%     $11,202              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.07%     $11,210               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.83%     $11,303               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -1.25%     $11,162              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.74%     $11,244               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.33%     $11,394               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.93%     $11,500               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.39%     $11,775               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.75%     $11,686              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           1.08%     $11,813               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.50%     $11,872               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.61%     $11,944               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.33%     $12,103               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.63%     $12,179               1.03%     $12,626                0.19%     $10,640
       02/28/1998          -0.06%     $12,172               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.23%     $12,200               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.25%     $12,169              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.40%     $12,340               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.39%     $12,388               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.24%     $12,418               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.23%     $12,570               1.55%     $13,064                0.12%     $10,757
       09/30/1998           0.94%     $12,688               1.25%     $13,227                0.12%     $10,770
       10/31/1998           0.05%     $12,695               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.20%     $12,720               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.16%     $12,741               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.78%     $12,840               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.34%     $12,796              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.22%     $12,824               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.25%     $12,857               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.53%     $12,788              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.43%     $12,605              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.16%     $12,626               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.55%     $12,430              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.28%     $12,395               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.63%     $12,193              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.97%     $12,311               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -0.99%     $12,190              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.73%     $12,101              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.13%     $12,237               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.34%     $12,524               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.45%     $12,467              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.77%     $12,371              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.44%     $12,673               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.41%     $12,852               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.66%     $13,065               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.37%     $13,017              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           1.03%     $13,151               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.81%     $13,257               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.13%     $13,540               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.55%     $13,614               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.52%     $13,683               0.32%     $14,744                0.40%     $11,571

Total Return                          36.83%                               47.44%                           15.71%
-------------------------------------------------------------------------------------------------------------------




7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.                           39

FRANKLIN  MISSOURI  TAX-FREE  INCOME  FUND

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA                   57.3%
AA                    17.0%
A                      9.9%
BBB                   14.9%
Below Investment
Grade                  0.9%


* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds. (1)
--------------------------------------------------------------------------------

STATE UPDATE

[MISSOURI STATE GRAPH]

With unemployment figures dipping below 3% for much of 2000, Missouri's economy benefited from a history of prudent financial management and positive budget results.2 Despite a small general fund operating deficit in 1998, the state reported positive year-end fund balances for fiscal years 1993-2000. This strong financial performance contributed to Missouri's receiving the highest rating of AAA from Standard & Poor's, an independent credit rating agency.(3)

Missouri's long-term stability was enhanced by the auto and aircraft industries, telecommunications, retail trade and services sectors. The state's diverse economic base closely resembles that of the nation. Comparatively, job creation remains slower relative to its peers; however, factors such as personal income growth, positive net migration and low debt ratio contributed to Missouri's solid economy.

Looking ahead, the fiscal year 2001 budget reflects the state's efforts to curtail expenditures. With such sound management by the state, along with a 4.75% revenue growth estimate, we expect Missouri to successfully meet the challenges ahead.(3)










1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.   Source: Bureau of Labor Statistics, 2/16/01.

3. Source: Standard & Poor's, RatingsDirect, 12/21/00. This does not indicate Standard & Poor's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 90.

PORTFOLIO NOTES
During the year under review, new purchases allowed us to maintain broad portfolio diversification. Among bonds we bought were Missouri State Health and Education Facilities Authority Educational Facilities Revenue for Washington University, Springfield Public Building Corp. Leasehold Revenue and Missouri State Housing Development Corp. bonds.

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality with tax- free yields.(1) The Performance Summary beginning on page 43 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.83%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $12.29 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 43.22% would need to earn 8.51% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
2/28/01

                             % OF TOTAL
                              LONG-TERM
                            INVESTMENTS
----------------------------------------
Hospital & Health Care            22.3%

Higher Education                  12.6%

Subject to Government
Appropriations                    11.8%

Housing                           10.9%

Utilities                         8.7%

Prerefunded                       7.4%

Tax-Supported                     7.4%

Transportation                    6.7%

Corporate-Backed                  4.6%

General Obligation                4.4%

Other Revenue                     3.2%

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/00-2/28/01

                                                      DIVIDEND PER SHARE
MONTH                                          CLASS A              CLASS C
--------------------------------------------------------------------------------
March                                          5 cents              4.50 cents
April                                          5 cents              4.50 cents
May                                            5 cents              4.50 cents
June                                           5 cents              4.49 cents
July                                           5 cents              4.49 cents
August                                         5 cents              4.49 cents
September                                      5 cents              4.48 cents
October                                        5 cents              4.48 cents
November                                       5 cents              4.48 cents
December                                       5 cents              4.46 cents
January                                        5 cents              4.46 cents
February                                       5 cents              4.46 cents
--------------------------------------------------------------------------------
TOTAL                                          60 CENTS             53.79 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Missouri bond supply increased in 2000, up 7.1% from 1999, and we expect similar supply in 2001.(4) This situation, combined with continued solid retail demand for such bonds, should keep them attractive investments. In managing the Fund's portfolio, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.










4.   Source: The Bond Buyer, 1/02/01.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE       2/28/01      2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.75       $11.77        $11.02
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                $0.6000

CLASS C                                        CHANGE        2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.76      $11.82      $11.06
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                 $0.5379



PERFORMANCE

CLASS A                                           1-YEAR       5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +12.50%      +29.67%  +93.89%
Average Annual Total Return(2)                    +7.71%       +4.42%   +6.38%
Avg. Ann. Total Return (3/31/01)(3 )              +5.88%       +4.85%   +6.41%

Distribution Rate(4)                       4.83%
Taxable Equivalent Distribution Rate(5)    8.51%
30-Day Standardized Yield(6)               4.26%
Taxable Equivalent Yield(5)                7.50%


                                                                       INCEPTION
CLASS C                                           1-YEAR       5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +11.94%      +26.14%  +37.07%
Average Annual Total Return(2)                    +9.85%       +4.55%   +5.37%
Avg. Ann. Total Return (3/31/01)(3)               +8.07%       +5.00%   +5.43%

Distribution Rate(4)                      4.40%
Taxable Equivalent Distribution Rate(5)   7.75%
30-Day Standardized Yield(6)              3.86%
Taxable Equivalent Yield(5)               6.80%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Missouri state personal income tax bracket of 43.22%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN MISSOURI
TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
CLASS A           2/28/01
---------------------------
1-Year            +7.71%

5-Year            +4.42%

10-Year           +6.38%

AVERAGE ANNUAL TOTAL RETURN
CLASS C                2/28/01
------------------------------
1-Year                 +9.85%

5-Year                 +4.55%

Since Inception        +5.37%
(5/1/95)


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


[LINE GRAPH]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Missouri Tax-Free        Lehman                    CPI
                                        Income Fund-Class A          Brothers
                                                                  Municipal Bond
                                                                       Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,572                     $10,000                              $10,000
       03/31/1991           0.49%          $9,619           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.42%          $9,755           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.67%          $9,821           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.16%          $9,805          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.60%          $9,962           1.22%     $10,342                0.15%         $10,104
       08/31/1991           0.85%         $10,047           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.40%         $10,187           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.66%         $10,255           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.47%         $10,303           0.28%     $10,740                0.29%         $10,223
       12/31/1991           1.89%         $10,498           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.39%         $10,538           0.23%     $10,996                0.15%         $10,246
       02/29/1992           0.23%         $10,563           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.25%         $10,589           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.88%         $10,682           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.13%         $10,803           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.14%         $10,926           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.46%         $11,304           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.25%         $11,163          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.33%         $11,200           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.79%         $10,999          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.41%         $11,264           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.60%         $11,445           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.17%         $11,578           1.16%     $12,076                0.49%         $10,577
       02/28/1993           2.78%         $11,900           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.20%         $11,877          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.68%         $11,957           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.54%         $12,022           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.78%         $12,236           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.47%         $12,293           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.93%         $12,531           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.39%         $12,705           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.18%         $12,728           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.54%         $12,659          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           2.41%         $12,964           2.11%     $13,403                0.00%         $10,815
       01/31/1994           0.95%         $13,087           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -2.22%         $12,797          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.60%         $12,336          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.28%         $12,371           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.84%         $12,474           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.39%         $12,426          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.53%         $12,616           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.40%         $12,666           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -1.35%         $12,495          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.65%         $12,289          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -1.99%         $12,045          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           2.16%         $12,305           2.20%     $12,710                0.00%         $11,104
       01/31/1995           2.87%         $12,658           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.59%         $12,986           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.86%         $13,097           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.34%         $13,142           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.66%         $13,492           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.56%         $13,416          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.55%         $13,490           0.95%     $14,070                0.00%         $11,312
       08/31/1995           1.05%         $13,631           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.43%         $13,690           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.24%         $13,860           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.58%         $14,079           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           1.10%         $14,234           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.97%         $14,372           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.38%         $14,317          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -1.24%         $14,140          -1.28%     $14,750                0.52%         $11,550
       04/30/1996          -0.22%         $14,108          -0.28%     $14,709                0.39%         $11,595
       05/31/1996          -0.02%         $14,106          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           1.04%         $14,252           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.73%         $14,356           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.19%         $14,384          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.40%         $14,585           1.40%     $15,204                0.32%         $11,705
       10/31/1996           1.00%         $14,731           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.45%         $14,944           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.27%         $14,904          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.14%         $14,925           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.79%         $15,043           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.96%         $14,899          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           1.03%         $15,052           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.26%         $15,242           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           0.96%         $15,388           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.37%         $15,753           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.73%         $15,638          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           1.29%         $15,839           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.56%         $15,928           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.66%         $16,033           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.47%         $16,269           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.76%         $16,393           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.43%         $16,463           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.13%         $16,484           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.26%         $16,442          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.33%         $16,660           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.33%         $16,715           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.14%         $16,739           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.26%         $16,950           1.55%     $17,800                0.12%         $12,120
       09/30/1998           1.13%         $17,141           1.25%     $18,023                0.12%         $12,135
       10/31/1998          -0.20%         $17,107           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.27%         $17,153           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.32%         $17,208           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.91%         $17,364           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.33%         $17,307          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.30%         $17,359           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.16%         $17,387           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.60%         $17,282          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.53%         $17,018          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.15%         $17,044           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.42%         $16,802          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.19%         $16,770           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.67%         $16,490          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           1.02%         $16,658           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -1.15%         $16,466          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -1.00%         $16,302          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.26%         $16,507           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.53%         $16,925           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.63%         $16,818          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.68%         $16,704          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.72%         $17,158           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.44%         $17,405           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.76%         $17,711           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.64%         $17,598          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.07%         $17,786           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.86%         $17,939           0.76%     $19,351                0.06%         $12,912
       12/31/2000           2.49%         $18,386           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.61%         $18,498           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.40%         $18,560           0.32%     $20,089                0.40%         $13,037

Total Return                               85.60%                         100.89%                           30.37%
-------------------------------------------------------------------------------------------------------------------


[LINE GRAPH]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Missouri Tax-Free     Lehman Brothers Municipal Bond        CPI
                                        Income Fund-Class C                    Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,896                          $10,000                          $10,000
       05/31/1995           2.77%     $10,170               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.61%     $10,108              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.50%     $10,159               0.95%     $10,326                0.00%     $10,040
       08/31/1995           1.00%     $10,260               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.47%     $10,308               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.18%     $10,430               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.52%     $10,589               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           1.05%     $10,700               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.91%     $10,797               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.41%     $10,753              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -1.36%     $10,607              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.19%     $10,586              -0.28%     $10,795                0.39%     $10,291
       05/31/1996          -0.07%     $10,579              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           0.99%     $10,684               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.69%     $10,758               0.90%     $11,006                0.19%     $10,336
       08/30/1996           0.15%     $10,774              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.27%     $10,910               1.40%     $11,158                0.32%     $10,389
       10/31/1996           1.02%     $11,022               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.39%     $11,175               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.49%     $11,120              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.09%     $11,130               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.79%     $11,218               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.93%     $11,114              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.98%     $11,223               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.20%     $11,357               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.91%     $11,461               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.41%     $11,737               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.77%     $11,647              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           1.24%     $11,791               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.51%     $11,851               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.62%     $11,925               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.41%     $12,093               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.71%     $12,179               1.03%     $12,626                0.19%     $10,640
       02/28/1998           0.38%     $12,225               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.08%     $12,235               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.30%     $12,198              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.28%     $12,354               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.37%     $12,400               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.09%     $12,411               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.21%     $12,561               1.55%     $13,064                0.12%     $10,757
       09/30/1998           1.00%     $12,687               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.25%     $12,655               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.30%     $12,693               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.19%     $12,717               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.86%     $12,827               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.30%     $12,788              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.25%     $12,820               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.03%     $12,824               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.56%     $12,752              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.65%     $12,542              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.10%     $12,554               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.38%     $12,381              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.32%     $12,341               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.62%     $12,141              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.88%     $12,248               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -1.19%     $12,102              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -1.04%     $11,977              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.22%     $12,123               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.48%     $12,423               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.67%     $12,340              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.63%     $12,262              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.57%     $12,578               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.47%     $12,762               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.62%     $12,969               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.59%     $12,893              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           1.02%     $13,024               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.81%     $13,130               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.44%     $13,450               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.56%     $13,525               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.36%     $13,565               0.32%     $14,744                0.40%     $11,571

Total Return                          35.65%                               47.44%                           15.71%
-------------------------------------------------------------------------------------------------------------------

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



44         Past performance does not guarantee future results.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME  FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[NORTH CAROLINA MAP]

The shift from an agricultural and manufacturing concentration to a broader base that relies increasingly on the finance, services and trade sectors continued to develop North Carolina's diverse economy. Job growth measured more than 3% as the state outpaced the nation in five of the past seven years.(2) Unemployment figures for the state mirrored the national figure of 4.0% for December 2000.(3)

Despite some significant hardships, the state's conservative budget practices and prudent financial management maintained the state's stable financial outlook. During the year under review, North Carolina experienced lingering financial strains from Hurricane Floyd and two legal rulings against the state. The first ruling makes the state liable for taxes paid by former government employees, and the second requires it to refund payments for an intangible tax declared unconstitutional by the North Carolina Supreme Court. Still, the onetime nature of the lawsuit outcomes combined with the natural disaster's damage costs should not cripple the state's stable foundation. Legislation augmented the 2000 budget with a much needed $286 million expenditure from the state's rainy day reserve for hurricane damage repair and restoration.(4)

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01


[PIE CHART]

AAA              55.5%
AA               17.5%
A                12.8%
BBB              14.2%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.   Source: Moody's Investors Service, 6/00.

3.   Source: Bureau of Labor Statistics, 2/16/01.

4.   Source: Standard & Poor's, RatingsDirect, 8/22/00.
The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 95.

PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
2/28/01

                          % OF TOTAL
                           LONG-TERM
                         INVESTMENTS
------------------------------------
Hospital & Health Care         21.7%

Utilities                      19.9%

Prerefunded                    14.7%

Subject to Government
Appropriations                 11.2%

Housing                        10.6%

Transportation                 7.0%

Corporate-Backed               6.4%

Higher Education               2.6%

Other Revenue                  2.5%

Tax-Supported                  2.4%

General Obligation             1.0%


Looking ahead, the fiscal budget for 2001 is balanced. The state's debt ratios of $343 per capita and 1.4% of personal income remain well below 2000's national medians of $540 and 2.2%.(2) Overall, the state seems to have absorbed the costs from the hurricane and lawsuits by utilizing its financial reserves and adjusting its budget. Projections reflect the opinion that while North Carolina's economic growth might slow down, the state's growth should continue to outpace that of the nation. Continued conservative financial practices should enable North Carolina municipal obligations to perform well in the future.

PORTFOLIO NOTES
Declining interest rates during the reporting period resulted in generally increasing bond prices. Many municipalities took advantage of lower interest rates to call their outstanding higher coupon bonds and reduce the cost of outstanding debt. Most of the new issues were high quality, general obligation or insured bonds. As a result, at the end of the Fund's fiscal year, 55.5% of the Fund's total long-term investments were rated AAA. Purchases made during the period included Asheville Water System Revenue, University of North Carolina University Revenue, Henderson County COP School Project, Broad River Water System Revenue and Raleigh Durham Airport Revenue bonds. Some bonds sold were Duke University Hospital, Puerto Rico Electric Power, Wake County Hospital and Charlotte COP Convention Facility.

Keep in mind that your Fund offers portfolio diversification and combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 48 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.90%, based on an annualization of the current 5.02 cent ($0.0502) per share dividend and the maximum offering price of $12.30 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and North Carolina state

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/00-2/28/01

                                                   DIVIDEND PER SHARE
MONTH                                       CLASS A                CLASS C
--------------------------------------------------------------------------------
March                                       4.97 cents             4.46 cents
April                                       4.97 cents             4.46 cents
May                                         4.97 cents             4.46 cents
June                                        4.97 cents             4.45 cents
July                                        4.97 cents             4.45 cents
August                                      4.97 cents             4.45 cents
September                                   5.02 cents             4.50 cents
October                                     5.02 cents             4.50 cents
November                                    5.02 cents             4.50 cents
December                                    5.02 cents             4.49 cents
January                                     5.02 cents             4.49 cents
February                                    5.02 cents             4.49 cents
--------------------------------------------------------------------------------
TOTAL                                       59.94 CENTS            53.70 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



personal income tax bracket of 44.28% would need to earn 8.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Supply of North Carolina bonds increased slightly in 2000, up 3.8% from 1999, and we expect similar supply in 2001.(5) As we go forward in managing the Fund's portfolio, we intend to maintain our conservative, buy-and-hold investment strategy as we at- tempt to provide shareholders with high, current, tax-free income.







5.   The Bond Buyer, 1/02/01.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NORTH CAROLINA TAX-FREE
INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and North Carolina state personal income tax bracket of 44.28%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                             CHANGE       2/28/01   2/29/00
----------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.74        $11.78   $11.04
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                    $0.5994

CLASS C                                             CHANGE        2/28/01   2/29/00
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.75        $11.87    $11.12
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                     $0.5370


PERFORMANCE

CLASS A                                                      1-YEAR     5-YEAR      10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +12.38%   +30.03%     +88.94%
Average Annual Total Return(2)                                 +7.61%    +4.48%      +6.11%
Avg. Ann. Total Return (3/31/01)(3)                            +5.88%    +4.86%      +6.15%

Distribution Rate(4)                           4.90%
Taxable Equivalent Distribution Rate(5)        8.79%
30-Day Standardized Yield(6)                   4.29%
Taxable Equivalent Yield(5)                    7.70%

                                                                                   INCEPTION
CLASS C                                                       1-YEAR     5-YEAR     (5/1/95)
--------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +11.79%   +26.69%    +36.53%
Average Annual Total Return(2)                                 +9.70%    +4.63%     +5.29%
Avg. Ann. Total Return (3/31/01)(3)                            +7.95%    +5.00%     +5.34%

Distribution Rate(4)                           4.43%
Taxable Equivalent Distribution Rate(5)        7.95%
30-Day Standardized Yield(6)                   3.89%
Taxable Equivalent Yield(5)                    6.98%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


        CLASS A (3/1/91-2/28/01)

                                  [LINE CHART]

-------------------------------------------------------------------------------------------------------------------
Date                                  Franklin North Carolina           Lehman                      CPI
                                     Tax-Free Income Fund-Class A     Brothers
                                                                    Municipal Bond
                                                                       Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,577                     $10,000                              $10,000
       03/31/1991           0.39%          $9,614           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.31%          $9,740           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.75%          $9,813           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.16%          $9,798          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.40%          $9,935           1.22%     $10,342                0.15%         $10,104
       08/31/1991           0.93%         $10,027           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.29%         $10,157           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.56%         $10,213           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.38%         $10,252           0.28%     $10,740                0.29%         $10,223
       12/31/1991           2.01%         $10,458           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.37%         $10,497           0.23%     $10,996                0.15%         $10,246
       02/29/1992          -0.05%         $10,492           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.15%         $10,508           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.78%         $10,589           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.12%         $10,708           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.30%         $10,847           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.61%         $11,239           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.16%         $11,108          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.32%         $11,144           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.26%         $11,004          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.19%         $11,245           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.49%         $11,412           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.24%         $11,554           1.16%     $12,076                0.49%         $10,577
       02/28/1993           2.83%         $11,881           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.29%         $11,846          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.75%         $11,935           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.36%         $11,978           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.59%         $12,168           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.04%         $12,173           0.13%     $12,803                0.00%         $10,711
       08/31/1993           2.08%         $12,427           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.12%         $12,566           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.25%         $12,597           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.54%         $12,529          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.73%         $12,746           2.11%     $13,403                0.00%         $10,815
       01/31/1994           0.95%         $12,867           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -2.08%         $12,599          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.87%         $12,112          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.54%         $12,177           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.75%         $12,268           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.75%         $12,176          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.79%         $12,394           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.40%         $12,444           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -1.35%         $12,276          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.92%         $12,040          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -2.55%         $11,733          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           2.38%         $12,012           2.20%     $12,710                0.00%         $11,104
       01/31/1995           3.10%         $12,385           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.80%         $12,732           2.91%     $13,454                0.40%         $11,193
       03/31/1995           1.23%         $12,888           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.09%         $12,900           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.59%         $13,234           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.72%         $13,139          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.48%         $13,202           0.95%     $14,070                0.00%         $11,312
       08/31/1995           0.98%         $13,331           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.53%         $13,402           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.52%         $13,605           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.59%         $13,822           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.94%         $13,952           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.47%         $14,017           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.72%         $13,916          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -1.00%         $13,777          -1.28%     $14,750                0.52%         $11,550
       04/30/1996          -0.05%         $13,770          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.15%         $13,791          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           1.04%         $13,934           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.72%         $14,035           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.01%         $14,036          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.32%         $14,221           1.40%     $15,204                0.32%         $11,705
       10/31/1996           0.99%         $14,362           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.37%         $14,559           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.23%         $14,525          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.12%         $14,543           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.86%         $14,668           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.91%         $14,534          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.85%         $14,658           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.16%         $14,828           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           1.05%         $14,984           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.21%         $15,315           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.58%         $15,226          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           1.03%         $15,383           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.72%         $15,494           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.66%         $15,596           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.45%         $15,822           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.85%         $15,957           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.01%         $15,958           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.20%         $15,990           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.19%         $15,960          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.33%         $16,172           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.40%         $16,237           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.30%         $16,285           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.26%         $16,491           1.55%     $17,800                0.12%         $12,120
       09/30/1998           1.21%         $16,690           1.25%     $18,023                0.12%         $12,135
       10/31/1998          -0.05%         $16,682           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.26%         $16,725           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.23%         $16,764           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.90%         $16,914           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.42%         $16,843          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.22%         $16,880           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.15%         $16,906           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.53%         $16,816          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.56%         $16,554          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.06%         $16,564           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.09%         $16,383          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.20%         $16,350           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.50%         $16,105          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.84%         $16,240           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -1.15%         $16,054          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -0.82%         $15,922          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.17%         $16,108           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.43%         $16,500           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.64%         $16,394          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.50%         $16,312          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.53%         $16,725           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.52%         $16,979           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.50%         $17,234           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.55%         $17,139          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.16%         $17,338           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.86%         $17,487           0.76%     $19,351                0.06%         $12,912
       12/31/2000           2.41%         $17,908           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.69%         $18,032           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.41%         $18,094           0.32%     $20,089                0.40%         $13,037

Total Return                               80.94%                      100.89%                               30.37%
-------------------------------------------------------------------------------------------------------------------



        CLASS C (5/1/95-2/28/01)

                                  [LINE CHART]

-------------------------------------------------------------------------------------------------------------------
Date                                  Franklin North Carolina      Lehman Brothers Municipal Bond        CPI
                                   Tax-Free Income Fund-Class C                Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,896                          $10,000                          $10,000
       05/31/1995           2.62%     $10,155               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.60%     $10,094              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.51%     $10,146               0.95%     $10,326                0.00%     $10,040
       08/31/1995           0.93%     $10,240               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.57%     $10,299               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.46%     $10,449               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.53%     $10,609               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.97%     $10,712               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.33%     $10,747               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.75%     $10,666              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -1.04%     $10,555              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.10%     $10,545              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.09%     $10,554              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           1.07%     $10,667               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.59%     $10,730               0.90%     $11,006                0.19%     $10,336
       08/30/1996          -0.04%     $10,726              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.35%     $10,871               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.85%     $10,963               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.40%     $11,117               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.28%     $11,086              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.07%     $11,093               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.80%     $11,182               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.95%     $11,076              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.80%     $11,164               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.20%     $11,298               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.91%     $11,401               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.24%     $11,657               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.71%     $11,574              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           1.06%     $11,697               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.58%     $11,764               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.69%     $11,846               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.31%     $12,001               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.88%     $12,106               1.03%     $12,626                0.19%     $10,640
       02/28/1998          -0.03%     $12,103               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.15%     $12,121               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.23%     $12,093              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.36%     $12,257               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.35%     $12,300               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.25%     $12,331               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.20%     $12,479               1.55%     $13,064                0.12%     $10,757
       09/30/1998           1.08%     $12,614               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.09%     $12,603               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.29%     $12,639               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.18%     $12,662               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.85%     $12,769               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.46%     $12,711              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.16%     $12,731               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.10%     $12,744               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.57%     $12,671              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.69%     $12,457              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.10%     $12,469               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.21%     $12,319              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.15%     $12,300               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.62%     $12,101              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.78%     $12,195               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -1.19%     $12,050              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.86%     $11,946              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.20%     $12,090               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.37%     $12,376               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.67%     $12,293              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.63%     $12,216              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.56%     $12,529               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.46%     $12,712               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.44%     $12,895               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.59%     $12,819              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           1.11%     $12,961               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.81%     $13,066               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.35%     $13,373               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.73%     $13,471               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.36%     $13,511               0.32%     $14,744                0.40%     $11,571

Total Return                           35.11%                           47.44%                         15.71%
--------------------------------------------------------------------------------------------------------------


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.                          49

FRANKLIN TEXAS TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*

Franklin Texas Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01

                                     [PIE CHART]

   AAA                                 53.9%
    AA                                  5.4%
     A                                  6.9%
   BBB                                 29.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[MAP OF TEXAS]

Growth in the Texas economy made noteworthy strides relative to the rest of the nation. The year 2000 began with a seasonally adjusted unemployment rate of 4.3% and by December the unemployment rate had fallen to an impressive 3.4%.(2),(3) Attracting investment outside the state proved to be a successful strategy, and Texas seemed to have taken full advantage of its favorable geographic location for international trade.

The high-technology sector, an unlikely replacement for the state's traditional oil and gas industry, helped safeguard the economy from volatility, as it continued to develop its position in Texas due to the state's lower cost of business. In fact, this sector's growth was second only to California's in total job count.(2) Growth in one area can often spill over to other areas, and Texas seemed to reflect this as the construction, government and services sectors grew. Net migration to the state also boomed. One weak spot was job declines in mining and manufacturing. However, preliminary figures for the period under review project continued overall employment growth rates higher than the nation's numbers.(4)



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 12/27/00. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Bureau of Labor Statistics, 2/16/01.

4. Source: Moody's Investors Service, 11/29/00.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 99.

Projected revenues for the state were strong as September 2000 estimates indicated an additional $45 million from July 2000 figures. (4) Sales tax revenue led these increased projections; however, spending more than anticipated on Medicaid adversely affected the state during fiscal year 2000, and emergency appropriations to cover these additional costs were expected in early 2001.

Standard & Poor's, an independent credit rating agency, has assigned Texas a rating of AA, the second highest rating possible. (2) Overall, the Texas economy continues to steadily grow and diversify its financial base. A low, tax-supported debt burden combined with positive revenue growth fuel the state, even during periods of low oil prices, although a national economic slowdown could have adverse effects.

PORTFOLIO NOTES

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. Throughout the Fund's fiscal year, the Fund experienced bond calls totaling approximately 6% of the portfolio. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Because of the relatively light new-issue supply during the period, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Texas municipal bond market enabled us to get the first look at new offerings in the primary and secondary markets. We quickly invested the proceeds from called securities in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in AAA-rated school district general obligation bonds enhanced by Texas' Permanent School Fund. As a result of such purchases, more than 50% of the Fund's total long-term investments were rated AAA on February 28, 2001. We will continue to actively manage the Fund's call exposure as we seek to maintain a competitive

PORTFOLIO BREAKDOWN
Franklin Texas Tax-Free Income Fund 2/28/01

                                                                      % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                21.1%

Hospital & Health Care                                                   19.4%

General Obligation                                                       14.5%

Corporate-Backed                                                         13.3%

Prerefunded                                                              11.5%

Housing                                                                   8.6%

Transportation                                                            7.3%

Higher Education                                                          3.0%

Other Revenue                                                             1.3%

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/00-2/28/01

                                                    DIVIDEND PER SHARE
                                            -----------------------------------
MONTH                                        CLASS A                   CLASS C
--------------------------------------------------------------------------------
March                                       4.8 cents                4.31 cents
April                                       4.8 cents                4.31 cents
May                                         4.8 cents                4.31 cents
June                                        4.8 cents                4.32 cents
July                                        4.8 cents                4.32 cents
August                                      4.8 cents                4.32 cents
September                                   4.8 cents                4.31 cents
October                                     4.8 cents                4.31 cents
November                                    4.8 cents                4.31 cents
December                                    4.8 cents                4.30 cents
January                                     4.8 cents                4.30 cents
February                                    4.8 cents                4.30 cents
--------------------------------------------------------------------------------
TOTAL                                      57.6 CENTS               51.72 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

distribution yield to our shareholders. Specific purchases during the year under review included Edcouch Elsa Independent School District and Keller Independent School District GO Bonds. Bonds we sold during the period included Tomball Hospital Authority, Lower Colorado River Authority and Dallas Civic Center Convention Complex Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. (1) The Performance Summary beginning on page 54 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.15%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $11.07 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.53% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, new-issue municipal bond supply should increase with interest rates at relatively low levels. Many municipalities are taking full advantage of this interest rate environment to issue refunding bonds to refinance outstanding debt. Issuers are likely to finance much-needed infrastructure because the cost of capital is relatively low. Demand also remains strong given the equity market volatility and municipal bonds' strong performance in 2000.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TEXAS TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                             CHANGE       2/28/01    2/29/00
------------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.38       $10.60     $10.22
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                   $0.5760

CLASS C                                             CHANGE       2/28/01     2/29/00
------------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.39       $10.75      $10.36
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                    $0.5172


PERFORMANCE

CLASS A                                                     1-YEAR    5-YEAR     10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +9.53%    +25.46%    +84.21%
Average Annual Total Return(2)                              +4.92%    +3.74%      +5.84%
Avg. Ann. Total Return (3/31/01)(3)                         +3.58%    +3.97%      +5.87%

Distribution Rate(4)                     5.15%
Taxable Equivalent Distribution Rate(5)  8.53%
30-Day Standardized Yield(6)             4.55%
Taxable Equivalent Yield(5)              7.53%

                                                                               INCEPTION
CLASS C                                                   1-YEAR      5-YEAR    (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +8.90%    +22.38%    +32.45%
Average Annual Total Return(2)                              +6.87%     +3.91%     +4.76%
Avg. Ann. Total Return (3/31/01)(3)                         +5.55%     +4.14%     +4.81%

Distribution Rate(4)                     4.66%
Taxable Equivalent Distribution Rate(5)  7.72%
30-Day Standardized Yield(6)             4.15%
Taxable Equivalent Yield(5)              6.87%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

        CLASS A (3/1/91-2/28/01)

                                  [LINE CHART]

The following line graph compares the performance of Franklin Texas Tax-Free Income Fund Class A with that of the Lehman Brothers Municipal Bond Index(7) and CPI(7), based on a $10,000 investment from 3/1/91 to 2/28/01.

-------------------------------------------------------------------------------------------------------------------
Date                              Franklin Texas Tax-Free Income      Lehman                    CPI
                                           Fund-Class A              Brothers
                                                                  Municipal Bond
                                                                       Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,573                     $10,000                              $10,000
       03/31/1991           0.35%          $9,607           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.46%          $9,747           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.81%          $9,826           0.89%     $10,227                0.30%         $10,060
       06/30/1991          -0.02%          $9,824          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.37%          $9,958           1.22%     $10,342                0.15%         $10,104
       08/31/1991           0.99%         $10,057           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.44%         $10,202           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.52%         $10,255           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.43%         $10,299           0.28%     $10,740                0.29%         $10,223
       12/31/1991           2.00%         $10,505           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.14%         $10,520           0.23%     $10,996                0.15%         $10,246
       02/29/1992           0.25%         $10,546           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.27%         $10,574           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.81%         $10,660           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.24%         $10,792           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.34%         $10,937           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.30%         $11,298           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.41%         $11,138          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.25%         $11,166           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.52%         $10,997          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.15%         $11,233           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.53%         $11,405           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.10%         $11,530           1.16%     $12,076                0.49%         $10,577
       02/28/1993           3.08%         $11,885           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.62%         $11,812          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.61%         $11,884           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.38%         $11,929           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.64%         $12,125           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.14%         $12,142           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.62%         $12,338           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.09%         $12,473           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.20%         $12,498           0.19%     $13,243                0.41%         $10,808
       11/30/1993           0.31%         $12,536          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.54%         $12,729           2.11%     $13,403                0.00%         $10,815
       01/31/1994           0.82%         $12,834           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -1.51%         $12,640          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -2.80%         $12,286          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.46%         $12,343           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.76%         $12,436           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.13%         $12,420          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.27%         $12,578           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.32%         $12,618           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -0.73%         $12,526          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.02%         $12,398          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -1.70%         $12,188          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           1.52%         $12,373           2.20%     $12,710                0.00%         $11,104
       01/31/1995           1.98%         $12,618           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.01%         $12,871           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.90%         $12,987           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.28%         $13,024           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.20%         $13,310           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.02%         $13,308          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.59%         $13,386           0.95%     $14,070                0.00%         $11,312
       08/31/1995           1.00%         $13,520           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.73%         $13,619           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.02%         $13,758           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.19%         $13,921           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.71%         $14,020           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.58%         $14,101           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.29%         $14,060          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -0.48%         $13,993          -1.28%     $14,750                0.52%         $11,550
       04/30/1996           0.05%         $14,000          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.26%         $14,036          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           0.90%         $14,163           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.68%         $14,259           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.04%         $14,265          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.36%         $14,459           1.40%     $15,204                0.32%         $11,705
       10/31/1996           0.86%         $14,583           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.24%         $14,764           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.13%         $14,745          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.16%         $14,768           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.74%         $14,878           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.81%         $14,757          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.82%         $14,878           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.14%         $15,048           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           1.01%         $15,200           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.21%         $15,536           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.68%         $15,430          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           0.99%         $15,583           1.19%     $16,578                0.25%         $11,957
       10/31/1997           1.19%         $15,768           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.60%         $15,863           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.41%         $16,086           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.71%         $16,201           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.01%         $16,202           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.12%         $16,222           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.28%         $16,176          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.29%         $16,385           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.41%         $16,452           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.22%         $16,488           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.23%         $16,691           1.55%     $17,800                0.12%         $12,120
       09/30/1998           1.01%         $16,860           1.25%     $18,023                0.12%         $12,135
       10/31/1998          -0.32%         $16,806           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.35%         $16,865           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.25%         $16,907           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.87%         $17,054           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.37%         $16,991          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.31%         $17,043           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.15%         $17,069           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.31%         $17,016          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.32%         $16,791          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.05%         $16,800           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.17%         $16,603          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.22%         $16,567           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.80%         $16,269          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.59%         $16,365           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -1.34%         $16,145          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -1.38%         $15,922          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.15%         $16,106           1.16%     $17,883                0.59%         $12,594
       03/31/2000           1.92%         $16,415           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.51%         $16,331          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.56%         $16,240          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.33%         $16,618           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.16%         $16,811           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.42%         $17,049           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.43%         $16,976          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           0.86%         $17,122           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.35%         $17,182           0.76%     $19,351                0.06%         $12,912
       12/31/2000           1.96%         $17,519           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.27%         $17,566           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.43%         $17,635           0.32%     $20,089                0.40%         $13,037

Total Return                               76.35%                      100.89%                              30.37%
------------------------------------------------------------------------------------------------------------------

        CLASS C (5/1/95-2/28/01)

                                  [LINE CHART]

The following line graph compares the performance of Franklin Texas Tax-Free Income Fund -- Class C with that of the Lehman Brothers Municipal Bond Index(7) and CPI(7), based on a $10,000 investment from 5/1/95 to 2/28/01.

-------------------------------------------------------------------------------------------------------------------
Date                              Franklin Texas Tax-Free Income   Lehman Brothers Municipal Bond        CPI
                                           Fund-Class C                        Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,903                          $10,000                          $10,000
       05/31/1995           2.32%     $10,133               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.07%     $10,126              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.54%     $10,180               0.95%     $10,326                0.00%     $10,040
       08/31/1995           1.21%     $10,304               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.67%     $10,373               0.63%     $10,523                0.20%     $10,086
       10/31/1995           0.96%     $10,472               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.48%     $10,627               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.74%     $10,706               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.53%     $10,762               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.41%     $10,718              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -0.44%     $10,671              -1.28%     $10,825                0.52%     $10,251
       04/30/1996           0.00%     $10,671              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.21%     $10,694              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           0.93%     $10,793               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.62%     $10,860               0.90%     $11,006                0.19%     $10,336
       08/30/1996          -0.01%     $10,859              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.31%     $11,001               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.82%     $11,091               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.20%     $11,224               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.16%     $11,206              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.20%     $11,229               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.68%     $11,305               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.94%     $11,199              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.86%     $11,295               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.09%     $11,418               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.96%     $11,528               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.14%     $11,775               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.72%     $11,690              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           0.93%     $11,799               1.19%     $12,167                0.25%     $10,612
       10/31/1997           1.13%     $11,932               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.55%     $11,998               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.43%     $12,169               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.65%     $12,248               1.03%     $12,626                0.19%     $10,640
       02/28/1998          -0.04%     $12,243               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.07%     $12,252               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.32%     $12,213              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.32%     $12,374               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.27%     $12,407               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.25%     $12,438               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.16%     $12,583               1.55%     $13,064                0.12%     $10,757
       09/30/1998           0.95%     $12,702               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.36%     $12,656               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.30%     $12,694               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.20%     $12,720               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.90%     $12,834               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.41%     $12,782              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.16%     $12,802               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.19%     $12,826               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.44%     $12,770              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.36%     $12,596              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.00%     $12,596               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.20%     $12,445              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.26%     $12,413               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.82%     $12,187              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.44%     $12,241               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -1.28%     $12,084              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -1.51%     $11,901              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.18%     $12,042               1.16%     $13,125                0.59%     $11,177
       03/31/2000           1.85%     $12,265               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.55%     $12,197              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.70%     $12,112              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.45%     $12,409               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.09%     $12,544               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.26%     $12,702               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.47%     $12,642              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           0.80%     $12,743               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.39%     $12,793               0.76%     $14,202                0.06%     $11,460
       12/31/2000           1.89%     $13,035               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.22%     $13,063               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.38%     $13,117               0.32%     $14,744                0.40%     $11,571

Total Return                          31.17%                            47.44%                          15.71%
--------------------------------------------------------------------------------------------------------------


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.                          55

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*

Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01

                                  [PIE CHART]

AAA -                                                                   50.3%

AA -                                                                    20.5%

A -                                                                     14.1%

BBB -                                                                   13.8%

Below Investment Grade -                                                 1.3%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

                               [MAP OF VIRGINIA]

As the commonwealth's salary and wage increases continued to outpace inflation, Virginia's strong economy benefited from job growth and earnings. Business services, high-technology industries and retail trade experienced important gains. The commonwealth's unemployment rate reached as low as 2.1% in December 2000, well below the 4.0% national rate.(2) One weak spot affecting such positive developments came from slow labor force growth, which contributed to a tight labor market. Virginia's job growth in 2000 is expected at a 2.4% pace, slightly slower than the 3.1% in 1999.(3)

Five of the past six fiscal years boasted cash surpluses for the commonwealth due to strong revenue growth. Fiscal year 2000 continued the trend by reporting a rising general fund balance, which reached an estimated $574 million in June 2000. With a combined total of projected deposits for 2001 and 2002 reaching close to half that balance, Virginia's fund is projected to approach $822 million by 2002.(3)

Overall, Virginia's debt burden remains low, with debt services accounting for less than 3% of general fund appropriations. The commonwealth's diversified economy, steady employment growth and strong financial management work in the commonwealth's favor. Above-average income levels and a low debt burden also contribute to its stable credit outlook. For these reasons, independent credit rating agency Standard & Poor's maintains its highest rating of AAA for Virginia's general obligation debt.(3)



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Bureau of Labor Statistics, 2/16/01.

3. Source: Standard & Poor's, RatingsDirect, 8/24/00. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 102.

PORTFOLIO NOTES

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

The strong economy lessened the demand for municipalities to borrow, and Virginia's new bond issuance declined 18.6% for 2000 compared with 1999.(4) In light of the state's reduced supply during the period, the Fund purchased Puerto Rico bonds to stay invested. Such bonds are highly liquid and trade well on the secondary market. Specific purchases we made during the year under review included Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Fairfax County Water Authority Revenue bonds, Puerto Rico Electric Power Authority Revenue, Virginia State Resource Authority Airport Revenue, and Augusta County Virginia Service Authority Water and Sewer Revenue bonds.

We sold several Industrial Development Authority bonds to decrease the portfolio's exposure to that sector. During the period we sold Virginia State HDA; Goochland County IDA Nekoosa Packaging Corp.; Bedford County IDA Nekoosa Packaging Corp.; West Point IDA Solid Waste Disposal Revenue for Chesapeake Corp. Project; and Fredericksburg IDA Hospital Facilities Revenue Medicorp Health System bonds.

Keep in mind that your Fund offers a well-diversified portfolio, which combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 59 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.89%, based on an annualization of the current 4.87 cent ($0.0487) per share dividend and the maximum offering price of $11.96 on February 28, 2001. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 43.07% would need to earn


4. Source: The Bond Buyer, 1/2/01.

PORTFOLIO BREAKDOWN

Franklin Virginia
Tax-Free Income Fund
2/28/01

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                      INVESTMENTS
---------------------------------------------------------------------------------
Utilities                                                                 20.7%

Hospital & Health Care                                                    14.4%

Transportation                                                            13.1%

Housing                                                                   12.1%

Corporate-Backed                                                          10.7%

Prerefunded                                                                9.9%

Subject to Government Appropriations                                       5.5%

Tax-Supported                                                              5.5%

Other Revenue                                                              3.9%

Higher Education                                                           3.4%

General Obligation                                                         0.8%

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/00-2/28/01

                                                     DIVIDEND PER SHARE
                                            -----------------------------------
MONTH                                        CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                       4.85 cents               4.38 cents
April                                       4.85 cents               4.38 cents
May                                         4.85 cents               4.38 cents
June                                        4.88 cents               4.38 cents
July                                        4.88 cents               4.38 cents
August                                      4.88 cents               4.38 cents
September                                   4.95 cents               4.44 cents
October                                     4.95 cents               4.44 cents
November                                    4.95 cents               4.44 cents
December                                    4.95 cents               4.43 cents
January                                     4.95 cents               4.43 cents
February                                    4.95 cents               4.43 cents
--------------------------------------------------------------------------------
TOTAL                                      58.89 CENTS              52.89 CENTS


*Assumes shares were purchased and held for the entire accrual period.
Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


8.59% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking ahead, we anticipate solid demand for Virginia bonds from institutional and retail investors alike, which should support municipal bond prices. In managing the Fund's portfolio, we intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
Please remember, this discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------
58

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE             2/28/01     2/29/00
------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.66             $11.45       $10.79
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                       $0.5889

CLASS C                                 CHANGE            2/28/01      2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.67             $11.53      $10.86
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                        $0.5289


PERFORMANCE

CLASS A                                                1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------------------------
Cumulative Total Return(1)                            +11.80%     +28.67%   +90.21%
Average Annual Total Return(2)                         +7.04%      +4.26%    +6.18%
Avg. Ann. Total Return (3/31/01)(3)                    +5.01%      +4.64%    +6.24%

Distribution Rate(4)                     4.89%
Taxable Equivalent Distribution Rate(5)  8.59%
30-Day Standardized Yield(6)             4.25%
Taxable Equivalent Yield(5)              7.47%


                                                                             INCEPTION
CLASS C                                                1-YEAR      5-YEAR    (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +11.23%     +25.28%   +35.38%
Average Annual Total Return(2)                          +9.12%      +4.40%    +5.16%
Avg. Ann. Total Return (3/31/01)(3)                     +7.04%      +4.77%    +5.24%

Distribution Rate(4)                     4.46%
Taxable Equivalent Distribution Rate(5)  7.83%
30-Day Standardized Yield(6)             3.86%
Taxable Equivalent Yield(5)              6.78%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Virginia state personal income tax bracket of 43.07%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.                           59

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  2/28/01
--------------------------------------------------------------------------------
1-Year                                                                   +7.04%

5-Year                                                                   +4.26%

10-Year                                                                  +6.18%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                  2/28/01
--------------------------------------------------------------------------------
1-Year                                                                   +9.12%

5-Year                                                                   +4.40%

Since Inception (5/1/95)                                                 +5.16%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

        CLASS A (3/1/91-2/28/01)

                                  [LINE CHART]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Virginia Tax-Free        Lehman                    CPI
                                        Income Fund-Class A          Brothers
                                                                  Municipal Bond
                                                                       Index
-------------------------------------------------------------------------------------------------------------------
       03/01/1991                          $9,579                     $10,000                              $10,000
       03/31/1991           0.31%          $9,609           0.03%     $10,003                0.15%         $10,015
       04/30/1991           1.34%          $9,737           1.34%     $10,137                0.15%         $10,030
       05/31/1991           0.68%          $9,804           0.89%     $10,227                0.30%         $10,060
       06/30/1991           0.03%          $9,807          -0.10%     $10,217                0.29%         $10,089
       07/31/1991           1.53%          $9,957           1.22%     $10,342                0.15%         $10,104
       08/31/1991           0.95%         $10,051           1.32%     $10,478                0.29%         $10,134
       09/30/1991           1.51%         $10,203           1.30%     $10,614                0.44%         $10,178
       10/31/1991           0.58%         $10,262           0.90%     $10,710                0.15%         $10,194
       11/30/1991           0.39%         $10,302           0.28%     $10,740                0.29%         $10,223
       12/31/1991           1.95%         $10,503           2.15%     $10,971                0.07%         $10,230
       01/31/1992           0.29%         $10,534           0.23%     $10,996                0.15%         $10,246
       02/29/1992           0.04%         $10,538           0.03%     $10,999                0.36%         $10,283
       03/31/1992           0.16%         $10,555           0.03%     $11,003                0.51%         $10,335
       04/30/1992           0.88%         $10,648           0.89%     $11,101                0.14%         $10,349
       05/31/1992           1.13%         $10,768           1.18%     $11,232                0.14%         $10,364
       06/30/1992           1.41%         $10,920           1.68%     $11,420                0.36%         $10,401
       07/31/1992           3.47%         $11,299           3.00%     $11,763                0.21%         $10,423
       08/31/1992          -1.00%         $11,186          -0.97%     $11,649                0.28%         $10,452
       09/30/1992           0.32%         $11,221           0.65%     $11,724                0.28%         $10,482
       10/31/1992          -1.72%         $11,028          -0.98%     $11,610                0.35%         $10,518
       11/30/1992           2.23%         $11,274           1.79%     $11,817                0.14%         $10,533
       12/31/1992           1.51%         $11,445           1.02%     $11,938               -0.07%         $10,526
       01/31/1993           1.17%         $11,578           1.16%     $12,076                0.49%         $10,577
       02/28/1993           2.79%         $11,901           3.62%     $12,514                0.35%         $10,614
       03/31/1993          -0.30%         $11,866          -1.06%     $12,381                0.35%         $10,651
       04/30/1993           0.76%         $11,956           1.01%     $12,506                0.28%         $10,681
       05/31/1993           0.54%         $12,021           0.56%     $12,576                0.14%         $10,696
       06/30/1993           1.78%         $12,234           1.67%     $12,786                0.14%         $10,711
       07/31/1993           0.04%         $12,239           0.13%     $12,803                0.00%         $10,711
       08/31/1993           1.85%         $12,466           2.08%     $13,069                0.28%         $10,741
       09/30/1993           1.16%         $12,610           1.14%     $13,218                0.21%         $10,764
       10/31/1993           0.52%         $12,676           0.19%     $13,243                0.41%         $10,808
       11/30/1993          -0.20%         $12,651          -0.88%     $13,127                0.07%         $10,815
       12/31/1993           1.68%         $12,863           2.11%     $13,403                0.00%         $10,815
       01/31/1994           0.97%         $12,988           1.14%     $13,556                0.27%         $10,845
       02/28/1994          -1.92%         $12,739          -2.59%     $13,205                0.34%         $10,881
       03/31/1994          -3.38%         $12,308          -4.07%     $12,668                0.34%         $10,918
       04/30/1994           0.36%         $12,352           0.85%     $12,775                0.14%         $10,934
       05/31/1994           0.57%         $12,423           0.87%     $12,887                0.07%         $10,941
       06/30/1994          -0.58%         $12,351          -0.61%     $12,808                0.34%         $10,979
       07/31/1994           1.62%         $12,551           1.83%     $13,042                0.27%         $11,008
       08/31/1994           0.49%         $12,612           0.35%     $13,088                0.40%         $11,052
       09/30/1994          -1.18%         $12,463          -1.47%     $12,896                0.27%         $11,082
       10/31/1994          -1.75%         $12,245          -1.78%     $12,666                0.07%         $11,090
       11/30/1994          -2.28%         $11,966          -1.81%     $12,437                0.13%         $11,104
       12/31/1994           2.48%         $12,263           2.20%     $12,710                0.00%         $11,104
       01/31/1995           3.00%         $12,631           2.86%     $13,074                0.40%         $11,149
       02/28/1995           2.44%         $12,939           2.91%     $13,454                0.40%         $11,193
       03/31/1995           0.97%         $13,064           1.15%     $13,609                0.33%         $11,230
       04/30/1995           0.18%         $13,088           0.12%     $13,625                0.33%         $11,267
       05/31/1995           2.43%         $13,406           3.19%     $14,060                0.20%         $11,290
       06/30/1995          -0.47%         $13,343          -0.87%     $13,938                0.20%         $11,312
       07/31/1995           0.83%         $13,454           0.95%     $14,070                0.00%         $11,312
       08/31/1995           0.98%         $13,586           1.27%     $14,249                0.26%         $11,342
       09/30/1995           0.53%         $13,658           0.63%     $14,339                0.20%         $11,364
       10/31/1995           1.26%         $13,830           1.45%     $14,547                0.33%         $11,402
       11/30/1995           1.42%         $14,026           1.66%     $14,788               -0.07%         $11,394
       12/31/1995           0.94%         $14,158           0.96%     $14,930               -0.07%         $11,386
       01/31/1996           0.47%         $14,224           0.76%     $15,043                0.59%         $11,453
       02/29/1996          -0.47%         $14,158          -0.68%     $14,941                0.32%         $11,490
       03/31/1996          -0.92%         $14,027          -1.28%     $14,750                0.52%         $11,550
       04/30/1996           0.03%         $14,032          -0.28%     $14,709                0.39%         $11,595
       05/31/1996           0.15%         $14,053          -0.04%     $14,703                0.19%         $11,617
       06/30/1996           0.97%         $14,189           1.09%     $14,863                0.06%         $11,624
       07/31/1996           0.65%         $14,281           0.90%     $14,997                0.19%         $11,646
       08/31/1996           0.02%         $14,284          -0.02%     $14,994                0.19%         $11,668
       09/30/1996           1.25%         $14,463           1.40%     $15,204                0.32%         $11,705
       10/31/1996           0.84%         $14,584           1.13%     $15,375                0.32%         $11,743
       11/30/1996           1.39%         $14,787           1.83%     $15,657                0.19%         $11,765
       12/31/1996          -0.26%         $14,748          -0.42%     $15,591                0.00%         $11,765
       01/31/1997           0.14%         $14,769           0.19%     $15,621                0.32%         $11,803
       02/28/1997           0.80%         $14,887           0.92%     $15,764                0.31%         $11,839
       03/31/1997          -0.98%         $14,741          -1.33%     $15,555                0.25%         $11,869
       04/30/1997           0.79%         $14,858           0.84%     $15,685                0.12%         $11,883
       05/31/1997           1.28%         $15,048           1.51%     $15,922               -0.06%         $11,876
       06/30/1997           0.84%         $15,174           1.07%     $16,093                0.12%         $11,890
       07/31/1997           2.34%         $15,529           2.77%     $16,538                0.12%         $11,904
       08/31/1997          -0.83%         $15,400          -0.94%     $16,383                0.19%         $11,927
       09/30/1997           1.13%         $15,574           1.19%     $16,578                0.25%         $11,957
       10/31/1997           0.65%         $15,676           0.64%     $16,684                0.25%         $11,987
       11/30/1997           0.75%         $15,793           0.59%     $16,782               -0.06%         $11,980
       12/31/1997           1.35%         $16,006           1.46%     $17,027               -0.12%         $11,965
       01/31/1998           0.87%         $16,146           1.03%     $17,203                0.19%         $11,988
       02/28/1998           0.10%         $16,162           0.03%     $17,208                0.19%         $12,011
       03/31/1998           0.21%         $16,196           0.09%     $17,223                0.19%         $12,033
       04/30/1998          -0.44%         $16,125          -0.45%     $17,146                0.18%         $12,055
       05/31/1998           1.53%         $16,371           1.58%     $17,417                0.18%         $12,077
       06/30/1998           0.48%         $16,450           0.39%     $17,485                0.12%         $12,091
       07/31/1998           0.30%         $16,499           0.25%     $17,528                0.12%         $12,106
       08/31/1998           1.28%         $16,710           1.55%     $17,800                0.12%         $12,120
       09/30/1998           1.06%         $16,888           1.25%     $18,023                0.12%         $12,135
       10/31/1998          -0.22%         $16,850           0.00%     $18,023                0.24%         $12,164
       11/30/1998           0.34%         $16,908           0.35%     $18,086                0.00%         $12,164
       12/31/1998           0.21%         $16,943           0.25%     $18,131               -0.06%         $12,157
       01/31/1999           0.92%         $17,099           1.19%     $18,347                0.24%         $12,186
       02/28/1999          -0.35%         $17,039          -0.44%     $18,266                0.12%         $12,201
       03/31/1999           0.21%         $17,075           0.14%     $18,292                0.30%         $12,237
       04/30/1999           0.15%         $17,101           0.25%     $18,337                0.73%         $12,326
       05/31/1999          -0.46%         $17,022          -0.58%     $18,231                0.00%         $12,326
       06/30/1999          -1.52%         $16,763          -1.44%     $17,968                0.00%         $12,326
       07/31/1999           0.14%         $16,787           0.36%     $18,033                0.30%         $12,363
       08/31/1999          -1.38%         $16,555          -0.80%     $17,889                0.24%         $12,393
       09/30/1999          -0.12%         $16,535           0.04%     $17,896                0.48%         $12,453
       10/31/1999          -1.64%         $16,264          -1.08%     $17,703                0.18%         $12,475
       11/30/1999           0.94%         $16,417           1.06%     $17,890                0.06%         $12,482
       12/31/1999          -1.01%         $16,251          -0.75%     $17,756                0.00%         $12,482
       01/31/2000          -0.94%         $16,098          -0.44%     $17,678                0.30%         $12,520
       02/29/2000           1.28%         $16,304           1.16%     $17,883                0.59%         $12,594
       03/31/2000           2.85%         $16,769           2.18%     $18,273                0.82%         $12,697
       04/30/2000          -0.66%         $16,658          -0.59%     $18,165                0.06%         $12,705
       05/31/2000          -0.70%         $16,542          -0.52%     $18,071                0.12%         $12,720
       06/30/2000           2.67%         $16,983           2.65%     $18,550                0.52%         $12,786
       07/31/2000           1.27%         $17,199           1.39%     $18,807                0.23%         $12,815
       08/31/2000           1.61%         $17,476           1.54%     $19,097                0.00%         $12,815
       09/30/2000          -0.66%         $17,361          -0.52%     $18,998                0.52%         $12,882
       10/31/2000           1.09%         $17,550           1.09%     $19,205                0.17%         $12,904
       11/30/2000           0.42%         $17,624           0.76%     $19,351                0.06%         $12,912
       12/31/2000           2.11%         $17,995           2.47%     $19,829               -0.06%         $12,904
       01/31/2001           0.62%         $18,107           0.99%     $20,025                0.63%         $12,985
       02/28/2001           0.67%         $18,221           0.32%     $20,089                0.40%         $13,037

Total Return                               82.21%                      100.89%                              30.37%
-------------------------------------------------------------------------------------------------------------------

         CLASS C (5/1/95-2/28/01)

                                  [LINE CHART]

-------------------------------------------------------------------------------------------------------------------
Date                                Franklin Virginia Tax-Free     Lehman Brothers Municipal Bond        CPI
                                        Income Fund-Class C                    Index
-------------------------------------------------------------------------------------------------------------------
       05/01/1995                     $9,904                          $10,000                          $10,000
       05/31/1995           2.73%     $10,174               3.19%     $10,319                0.20%     $10,020
       06/30/1995          -0.44%     $10,130              -0.87%     $10,229                0.20%     $10,040
       07/31/1995           0.69%     $10,200               0.95%     $10,326                0.00%     $10,040
       08/31/1995           1.01%     $10,303               1.27%     $10,458                0.26%     $10,066
       09/29/1995           0.48%     $10,352               0.63%     $10,523                0.20%     $10,086
       10/31/1995           1.20%     $10,476               1.45%     $10,676                0.33%     $10,120
       11/30/1995           1.36%     $10,619               1.66%     $10,853               -0.07%     $10,112
       12/29/1995           0.89%     $10,713               0.96%     $10,957               -0.07%     $10,105
       01/31/1996           0.42%     $10,758               0.76%     $11,041                0.59%     $10,165
       02/29/1996          -0.52%     $10,702              -0.68%     $10,966                0.32%     $10,198
       03/29/1996          -0.88%     $10,608              -1.28%     $10,825                0.52%     $10,251
       04/30/1996          -0.10%     $10,597              -0.28%     $10,795                0.39%     $10,291
       05/31/1996           0.10%     $10,608              -0.04%     $10,791                0.19%     $10,310
       06/28/1996           0.92%     $10,706               1.09%     $10,908                0.06%     $10,316
       07/31/1996           0.69%     $10,780               0.90%     $11,006                0.19%     $10,336
       08/30/1996          -0.11%     $10,768              -0.02%     $11,004                0.19%     $10,356
       09/30/1996           1.28%     $10,905               1.40%     $11,158                0.32%     $10,389
       10/31/1996           0.78%     $10,991               1.13%     $11,284                0.32%     $10,422
       11/29/1996           1.34%     $11,138               1.83%     $11,491                0.19%     $10,442
       12/31/1996          -0.31%     $11,103              -0.42%     $11,443                0.00%     $10,442
       01/31/1997           0.09%     $11,113               0.19%     $11,464                0.32%     $10,475
       02/28/1997           0.75%     $11,197               0.92%     $11,570                0.31%     $10,508
       03/31/1997          -0.94%     $11,091              -1.33%     $11,416                0.25%     $10,534
       04/30/1997           0.74%     $11,173               0.84%     $11,512                0.12%     $10,547
       05/31/1997           1.23%     $11,311               1.51%     $11,686               -0.06%     $10,540
       06/30/1997           0.70%     $11,390               1.07%     $11,811                0.12%     $10,553
       07/31/1997           2.36%     $11,659               2.77%     $12,138                0.12%     $10,565
       08/31/1997          -0.87%     $11,557              -0.94%     $12,024                0.19%     $10,586
       09/30/1997           0.99%     $11,672               1.19%     $12,167                0.25%     $10,612
       10/31/1997           0.68%     $11,751               0.64%     $12,245                0.25%     $10,639
       11/30/1997           0.70%     $11,833               0.59%     $12,317               -0.06%     $10,632
       12/31/1997           1.29%     $11,986               1.46%     $12,497               -0.12%     $10,619
       01/31/1998           0.82%     $12,084               1.03%     $12,626                0.19%     $10,640
       02/28/1998           0.05%     $12,090               0.03%     $12,629                0.19%     $10,660
       03/31/1998           0.16%     $12,110               0.09%     $12,641                0.19%     $10,680
       04/30/1998          -0.48%     $12,052              -0.45%     $12,584                0.18%     $10,699
       05/31/1998           1.56%     $12,240               1.58%     $12,783                0.18%     $10,719
       06/30/1998           0.43%     $12,292               0.39%     $12,832                0.12%     $10,731
       07/31/1998           0.17%     $12,313               0.25%     $12,865                0.12%     $10,744
       08/31/1998           1.22%     $12,463               1.55%     $13,064                0.12%     $10,757
       09/30/1998           1.09%     $12,599               1.25%     $13,227                0.12%     $10,770
       10/31/1998          -0.27%     $12,565               0.00%     $13,227                0.24%     $10,796
       11/30/1998           0.29%     $12,602               0.35%     $13,274                0.00%     $10,796
       12/31/1998           0.16%     $12,622               0.25%     $13,307               -0.06%     $10,789
       01/31/1999           0.86%     $12,730               1.19%     $13,465                0.24%     $10,815
       02/28/1999          -0.48%     $12,669              -0.44%     $13,406                0.12%     $10,828
       03/31/1999           0.24%     $12,700               0.14%     $13,425                0.30%     $10,861
       04/30/1999           0.18%     $12,723               0.25%     $13,458                0.73%     $10,940
       05/31/1999          -0.59%     $12,648              -0.58%     $13,380                0.00%     $10,940
       06/30/1999          -1.56%     $12,450              -1.44%     $13,187                0.00%     $10,940
       07/31/1999           0.09%     $12,461               0.36%     $13,235                0.30%     $10,973
       08/31/1999          -1.42%     $12,284              -0.80%     $13,129                0.24%     $10,999
       09/30/1999          -0.25%     $12,254               0.04%     $13,134                0.48%     $11,052
       10/31/1999          -1.58%     $12,060              -1.08%     $12,992                0.18%     $11,072
       11/30/1999           0.88%     $12,166               1.06%     $13,130                0.06%     $11,079
       12/31/1999          -1.13%     $12,029              -0.75%     $13,032                0.00%     $11,079
       01/31/2000          -0.89%     $11,922              -0.44%     $12,974                0.30%     $11,112
       02/29/2000           1.13%     $12,056               1.16%     $13,125                0.59%     $11,177
       03/31/2000           2.88%     $12,404               2.18%     $13,411                0.82%     $11,269
       04/30/2000          -0.69%     $12,318              -0.59%     $13,332                0.06%     $11,276
       05/31/2000          -0.74%     $12,227              -0.52%     $13,263                0.12%     $11,289
       06/30/2000           2.60%     $12,545               2.65%     $13,614                0.52%     $11,348
       07/31/2000           1.22%     $12,698               1.39%     $13,803                0.23%     $11,374
       08/31/2000           1.56%     $12,896               1.54%     $14,016                0.00%     $11,374
       09/30/2000          -0.70%     $12,806              -0.52%     $13,943                0.52%     $11,433
       10/31/2000           1.04%     $12,939               1.09%     $14,095                0.17%     $11,453
       11/30/2000           0.38%     $12,988               0.76%     $14,202                0.06%     $11,460
       12/31/2000           2.05%     $13,254               2.47%     $14,553               -0.06%     $11,453
       01/31/2001           0.57%     $13,330               0.99%     $14,697                0.63%     $11,525
       02/28/2001           0.63%     $13,408               0.32%     $14,744                0.40%     $11,571

Total Return                          34.08%                            47.44%                          15.71%
--------------------------------------------------------------------------------------------------------------


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

60                          Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                                      YEAR ENDED FEBRUARY 28,
                                                 -------------------------------------------------------------------------------
CLASS A                                                 2001          2000               1999             1998              1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.62      $     11.68      $     11.98      $     11.73      $     11.73
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .58              .61              .62              .64              .65
 Net realized and unrealized gains (losses) .            .47            (1.06)            (.25)             .36              .01
                                                 -------------------------------------------------------------------------------
Total from investment operations ............           1.05             (.45)             .37             1.00              .66
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.59)            (.60)            (.62)            (.65)            (.66)
 Net realized gains .........................           --               (.01)            (.05)            (.10)            --
                                                 -------------------------------------------------------------------------------
Total distributions .........................           (.59)            (.61)            (.67)            (.75)            (.66)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $     11.08      $     10.62      $     11.68      $     11.98      $     11.73
                                                 ===============================================================================

Total return(b) .............................          10.11%           (3.92)%           3.21%            8.79%            5.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   210,198      $   203,256      $   238,670      $   216,982      $   193,466
Ratios to average net assets:
 Expenses ...................................            .73%             .72%             .71%             .72%             .71%
 Net investment income ......................           5.32%            5.46%            5.23%            5.39%            5.62%
Portfolio turnover rate .....................          11.12%           20.99%            8.67%           10.44%           15.47%

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.68      $     11.74      $     12.04      $     11.78      $     11.77
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .52              .55              .56              .58              .59
 Net realized and unrealized gains (losses) .            .47            (1.06)            (.25)             .36              .01
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .99             (.51)             .31              .94              .60
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.53)            (.54)            (.56)            (.58)            (.59)
 Net realized gains .........................           --               (.01)            (.05)            (.10)            --
                                                 -------------------------------------------------------------------------------
Total distributions .........................           (.53)            (.55)            (.61)            (.68)            (.59)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $     11.14      $     10.68      $     11.74      $     12.04      $     11.78
                                                 ===============================================================================

Total return(b) .............................           9.46%           (4.46)%           2.62%            8.23%            5.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $    14,475      $    14,056      $    14,895      $     9,469      $     5,683
Ratios to average net assets:
 Expenses ...................................           1.28%            1.27%            1.27%            1.29%            1.28%
 Net investment income ......................           4.77%            4.91%            4.67%            4.80%            5.05%
Portfolio turnover rate .....................          11.12%           20.99%            8.67%           10.44%           15.47%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.                    63

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                         PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                      AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.1%
BONDS 96.3%

Alabama Building Renovation Finance Authority Revenue, Refunding,
   AMBAC Insured, 5.625%, 9/01/24 ...................................................    $2,500,000    $2,564,725
Alabama HFA, SFMR,
   Series A, GNMA Secured, 7.50%, 10/01/10 ..........................................       490,000       497,179
   Series A-1, GNMA Secured, 6.50%, 4/01/17 .........................................     3,140,000     3,256,682
   Series A-2, GNMA Secured, 6.80%, 4/01/25 .........................................     1,150,000     1,203,441
   Series C, GNMA Secured, 7.45%, 10/01/21 ..........................................       285,000       286,938
   Series D-2, GNMA Secured, 5.75%, 10/01/23 ........................................     1,855,000     1,884,995
Alabama State Docks Department Docks Facilities Revenue,
   MBIA Insured, 6.30%, 10/01/21 ....................................................     4,500,000     4,840,470
   Refunding, MBIA Insured, 5.50%, 10/01/22 .........................................     1,000,000     1,029,960
Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23     2,000,000     1,914,840
Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ................     2,215,000     2,377,160
Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 ........     2,000,000     2,128,080
Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 .........................     1,000,000     1,056,660
Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 .................     1,500,000     1,563,795
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue,
   Merscot-Auburn LP Project, FGIC Insured, 7.30%, 1/01/12 ..........................     1,260,000     1,291,891
Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11 ....................     2,000,000     2,052,980
Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 .     1,000,000       799,860
Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A,
   MBIA Insured, 7.25%, 4/01/15 .....................................................     1,000,000     1,012,040
Birmingham Baptist Medical Center Special Care Facilities Financing Authority
   Revenue, Baptist Health System Inc., Refunding, MBIA Insured,
   5.875%, 11/15/19 .................................................................     3,500,000     3,652,460
   7.00%, 1/01/21 ...................................................................       950,000       977,199
   5.875%, 11/15/26 .................................................................     2,000,000     2,074,280
Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ..................................     1,000,000     1,035,330
Birmingham Southern College Private Educational Building Authority
   Tuition Revenue, Refunding, 5.35%, 12/01/19 ......................................     1,000,000       992,900
Birmingham Special Care Facilities Financing Authority Revenue,
   Health Care, Medical Center East, MBIA Insured, 7.00%, 7/01/12 ...................     1,200,000     1,233,960
   Medical Center East, Refunding, MBIA Insured, 7.25%, 7/01/15 .....................     2,000,000     2,018,780
Birmingham Water and Sewer Revenue, wts., Series A, 4.75%, 1/01/29 ..................     1,860,000     1,691,782
Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
   7.40%, 1/01/08 ...................................................................       285,000       288,109
   7.25%, 1/01/12 ...................................................................       640,000       646,074
Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding,
   Series A, 7.75%, 5/01/09 .........................................................     3,250,000     3,325,270
Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ....     4,000,000     4,294,640
Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ..............     1,000,000     1,087,100
Colbert County Health Care Authority Revenue, Helen Keller Hospital,
   Refunding, 8.75%, 6/01/09 ........................................................     1,750,000     1,793,453
Courtland IDB,
   Environmental Improvement Revenue, Champion International Corp. Project,
     Refunding, 6.40%, 11/01/26 .....................................................     2,000,000     2,026,300
     Solid Waste Disposal Revenue, Champion
     International Corp. Project, Series A, 6.50%, 9/01/25 ..........................     5,000,000     5,068,450
Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ..     4,000,000     4,180,880
Culman and Jefferson County Gas District, Gas Revenue, MBIA Insured, 5.85%, 7/01/24 .     2,000,000     2,129,420
Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 .....................     3,000,000     3,160,500
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
   5.45%, 9/01/14 ...................................................................     2,000,000     1,830,020
   Series A, 6.70%, 12/01/24 ........................................................     3,500,000     3,478,965
Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ........................     1,415,000     1,430,367
Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22 ...............................     1,565,000     1,577,176
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ...........................     1,000,000     1,054,100
Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ......................     1,935,000     2,066,580
Houston County Health Care Authority Revenue,
   AMBAC Insured, 6.125%, 10/01/25 ..................................................     1,000,000     1,073,690
   AMBAC Insured, 6.25%, 10/01/30 ...................................................     3,150,000     3,421,625
   Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 .........................     2,070,000     2,145,534
Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 ................     4,150,000     3,627,183
Jasper County Waterworks and Sewer Board Water and Sewer Revenue,
   AMBAC Insured, 6.15%, 6/01/14 ....................................................     1,000,000     1,063,640
Jefferson County Sewer Revenue,
   Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 .................     5,000,000     4,770,050
   Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 ................     5,000,000     5,043,700

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                      PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                  AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Jefferson County Sewer Revenue, (cont.)
   wts., ETM, 7.50%, 9/01/13 ...................................................        $    200,000   $   203,842
   wts., Series D, FGIC Insured, 5.75%, 2/01/27 ................................           6,000,000     6,244,080
Lauderdale County and Florence Health Care Authority Revenue, GO, Coffee
   Health Group, Series A, MBIA Insured,
   5.625%, 7/01/21 .............................................................           3,000,000     3,094,860
   5.375%, 7/01/29 .............................................................           5,000,000     5,001,550
Madison GO, wts.,
   MBIA Insured, 6.00%, 4/01/23 ................................................           2,000,000     2,115,360
   Series B, MBIA Insured, 6.25%, 2/01/15 ......................................           1,560,000     1,663,116
Marshall County Health Care Authority Hospital Revenue,
   Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 ..................          10,810,000    10,351,116
   Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ................           2,530,000     2,625,457
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
   Refunding, Series C, 5.375%, 6/01/28 ........................................           3,000,000     2,914,110
Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ................           1,000,000     1,023,980
Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09 ........           1,500,000     1,558,215
Mobile Housing Assistance Corp. MFHR, Refunding, Series A,
   FSA Insured, 7.625%, 2/01/21 ................................................           1,340,000     1,347,531
Montgomery Medical Clinic Board Health Care Facilities Revenue,
   Jackson Hospital and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 .......           6,000,000     6,357,480
Morgan County Decatur Health Care Authority Hospital Revenue,
   Decatur General Hospital, Refunding, Connie Lee Insured, 6.375%, 3/01/24 ....           5,750,000     6,069,470
Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ...............           1,500,000     1,484,520
Muscle Shoals GO, Refunding, wts., MBIA Insured,
   5.80%, 8/01/16 ..............................................................           1,725,000     1,824,257
   5.90%, 8/01/25 ..............................................................           7,000,000     7,363,720
Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 ..........             230,000       251,735
Oxford GO, School Warrants, AMBAC Insured, 6.00%, 5/01/30 ......................           4,275,000     4,633,117
Phenix County IDB, Environmental Improvement Revenue,
   Mead Coated Board Project, Refunding, Series A, 5.30%, 4/01/27 ..............           8,300,000     7,798,182
Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 ......................             780,000       799,469
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Series A, 7.90%, 7/01/07 .......................................................               5,000         5,018
Puerto Rico Commonwealth Urban Renewal and Housing Corp.
    Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 ....................             230,000       233,117
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Revenue, Series A,
    5.00%, 6/01/26 .............................................................           4,000,000     3,839,120
Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ................           2,500,000     2,605,850
St. Clair County Board of Education, School Tax Anticipation wts.,
    Series C, FSA Insured, 5.85%, 2/01/29 ......................................           4,815,000     5,066,776
Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 ..............................           1,700,000     1,745,764
University of North Alabama Revenue, General Fee, Series A, FSA Insured,
    5.375%, 11/01/17 ...........................................................           4,395,000     4,527,597
Valley Special Care Facilities Financing Authority Revenue,
    Lanier Memorial Hospital, Series A, 5.65%, 11/01/22 ........................           3,465,000     2,834,301
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
    Series A, 5.50%,
    10/01/13 ...................................................................           1,700,000     1,736,720
    10/01/22 ...................................................................           2,300,000     2,207,379
Warrior River Water Authority Water Revenue, FSA Insured,
    5.40%, 8/01/29 .............................................................           4,250,000     4,298,530
    5.50%, 8/01/34 .............................................................           4,735,000     4,828,942
Wilsonville IDB, PCR, Southern Electric Generating System, Refunding,
    Series C, MBIA Insured, 6.75%, 2/01/15 .....................................           3,500,000     3,605,490
                                                                                                       -----------
TOTAL BONDS ....................................................................                       216,280,984
                                                                                                       -----------
ZERO COUPON BONDS .8%
Alexander City Capital Appreciation, wts., Asset Guaranteed,
    5/01/23 ....................................................................           1,790,000       509,792
    5/01/24 ....................................................................           1,790,000       480,615
    5/01/25 ....................................................................           1,790,000       450,883
    5/01/26 ....................................................................           1,790,000       424,839
                                                                                                       -----------
TOTAL ZERO COUPON BONDS ........................................................                         1,866,129
                                                                                                       -----------
TOTAL LONG TERM INVESTMENTS (COST $212,713,836) ................................                       218,147,113
                                                                                                       -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                        PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS 1.6%

  Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
    Refunding, Series D, Daily VRDN and Put, 3.10%, 7/01/28 ....................        $    900,000   $   900,000
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ...............           2,300,000     2,300,000
  Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project,
    Refunding, Series D, Daily VRDN and Put, 3.00%, 11/01/11 ...................             300,000       300,000
                                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS (COST $3,500,000) .................................                         3,500,000
                                                                                                       -----------
TOTAL INVESTMENTS (COST $216,213,836) 98.7% ....................................                       221,647,113
OTHER ASSETS, LESS LIABILITIES 1.3% ............................................                         3,026,043
                                                                                                       -----------
NET ASSETS 100.0% ..............................................................                      $224,673,156
                                                                                                       -----------


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.

66                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                                 YEAR ENDED FEBRUARY 28,
                                                 ------------------------------------------------------------------------------
CLASS A                                                 2001            2000(d)             1999           1998           1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $       10.89     $    11.91        $     11.87     $     11.59     $    11.69
                                                 ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ....................             .61            .61                .62             .64            .67
 Net realized and unrealized gains (losses) ..             .64          (1.02)               .05             .30           (.08)
                                                 ------------------------------------------------------------------------------
Total from investment operations .............            1.25           (.41)               .67             .94            .59
                                                 ------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................            (.60)          (.61)              (.62)           (.65)          (.69)
 Net realized gains ..........................            --           -- (e)               (.01)           (.01)          --
                                                 ------------------------------------------------------------------------------
Total distributions ..........................            (.60)          (.61)              (.63)           (.66)          (.69)
                                                 ------------------------------------------------------------------------------
Net asset value, end of year .................   $       11.54     $    10.89        $     11.91     $     11.87     $    11.59
                                                 ==============================================================================

Total return(b) ..............................           11.77%          (3.54)%            5.75%           8.37%          5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's) ...............   $   1,538,593     $1,509,624        $ 1,785,720     $ 1,650,068     $1,458,087
Ratios to average net assets:
 Expenses ....................................             .62%           .62%               .61%            .61%           .60%
 Net investment income .......................            5.41%          5.37%              5.19%           5.45%          5.78%
Portfolio turnover rate ......................           12.05%         26.39%              7.66%           5.60%         12.00%

CLASS B
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $       10.90     $    10.83
                                                 ----------------------------
Income from investment operations:
 Net investment income(a) ....................             .55            .05
 Net realized and unrealized gains ...........             .67            .07
                                                 ----------------------------
Total from investment operations .............            1.22            .12
                                                 ----------------------------
Less distributions from net investment income:            (.54)          (.05)
                                                 ----------------------------

Net asset value, end of year .................   $       11.58     $    10.90
                                                 ============================

Total return(b) ..............................           11.42%          1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year(000's) ...............   $       7,412     $      304
Ratios to average net assets:
 Expenses ....................................            1.17%          1.17%(c)
 Net investment income .......................            4.81%          5.32%(c)
Portfolio turnover rate ......................           12.05%         26.39%


a   Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c   Annualized

d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

e   The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                                        YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------------
CLASS C                                              2001           2000           1999          1998            1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    10.98     $    12.01     $    11.96     $    11.67     $    11.76
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................          .55            .55            .55            .60            .60
 Net realized and unrealized gains (losses) .          .66          (1.04)           .06            .29           (.07)
                                                ----------------------------------------------------------------------
Total from investment operations ............         1.21           (.49)           .61            .89            .53
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.54)          (.54)          (.55)          (.59)          (.62)
 Net realized gains .........................         --             -- c           (.01)          (.01)          --
                                                ----------------------------------------------------------------------
Total distributions .........................         (.54)          (.54)          (.56)          (.60)          (.62)
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    11.65     $    10.98     $    12.01     $    11.96     $    11.67
                                                ======================================================================
Total return(b) .............................        11.26%         (4.14)%         5.21%          7.80%          4.65%

Ratios/supplemental data
Net assets, end of year(000's) ..............   $   74,194     $   72,135     $   82,596     $   56,027     $   23,556
Ratios to average net assets:
 Expenses ...................................         1.17%          1.17%          1.17%          1.17%          1.17%
 Net investment income ......................         4.86%          4.83%          4.63%          4.88%          5.17%
Portfolio turnover rate .....................        12.05%         26.39%          7.66%          5.60%         12.00%


a   Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c   The fund made a capital gain distribution of $.0009.

68                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                          PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.0%
BONDS 90.8%
Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital,
    Series A, MBIA Insured, 5.80%, 12/01/26 ....................................        $ 10,000,000   $10,474,600
 Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded,
    8.00%, 10/01/12 ............................................................          10,685,000    12,171,925
 Bay County Resource Recovery Revenue,
    Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 .......................           3,710,000     3,930,968
    Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 .......................          18,150,000    19,231,014
 Bay County Water System Revenue, AMBAC Insured, Pre-Refunded,
    6.50%, 9/01/07 .............................................................             525,000       558,101
    6.60%, 9/01/11 .............................................................             675,000       718,531
Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital,
    Series B, Pre-Refunded, 7.20%, 4/01/13 .....................................           5,000,000     5,292,450
 Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ....             515,000       528,848
 Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11       4,415,000     4,755,043
 Brevard County Housing Finance Authority SFMR, Multi-County Program,
    GNMA Secured, 6.40%, 9/01/30 ...............................................           3,000,000     3,141,810
 Broward County Educational Facilities Authority Revenue,
    Nova Southeastern University Project, Refunding, Connie Lee Insured,
  6.125%, 4/01/17 ..............................................................           2,250,000     2,378,318
 Broward County Health Facilities Authority Revenue,
    Catholic Health Services, Refunding, 5.50%, 8/15/20 ........................           9,360,000     9,608,134
    Nursing Home, Pre-Refunded, 7.40%, 8/15/10 .................................           2,080,000     2,158,229
    Nursing Home, Pre-Refunded, 7.50%, 8/15/20 .................................           1,475,000     1,531,124
 Broward County HFA, MFHR,
    Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ............           3,000,000     2,803,530
    Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ...................           2,000,000     1,965,420
    Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ....................           5,815,000     5,701,666
    Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ....................           1,000,000       932,250
    Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 .....................           2,000,000     1,848,940
 Broward County HFAR, Series D,
    6.90%, 6/01/09 .............................................................             195,000       200,977
    7.375%, 6/01/21 ............................................................             585,000       601,333
 Broward County Professional Sports Facilities Tax Revenue, Civic Arena
    Project, Series A, MBIA Insured,
    5.75%, 9/01/21 .............................................................           5,000,000     5,205,600
    5.625%, 9/01/28 ............................................................          10,000,000    10,292,400
 Broward County Resource Recovery Revenue,
    Broward Waste Energy Co., LP, North Project, Series 1984, 7.95%, 12/01/08 ..           4,970,000     5,087,292
    SES Waste Energy Co., LP, South Project, 7.95%, 12/01/08 ...................           8,855,000     9,063,978
 Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 .......           3,500,000     2,850,470
 Capital Projects Finance Authority Student Housing Revenue,
    Capital Projects Loan Program, Series F-1, MBIA Insured, 5.00%, 10/01/31 ...           3,500,000     3,367,385
 Celebration CDD, Special Assessment,
    MBIA Insured, 6.00%, 5/01/10 ...............................................           3,640,000     3,859,019
    MBIA Insured, 6.10%, 5/01/16 ...............................................           2,645,000     2,783,810
    Series A, MBIA Insured, 5.50%, 5/01/18 .....................................           1,470,000     1,528,785
 Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
    Series A, 6.625%, 1/01/27 ..................................................          11,100,000    11,414,796
    Series B, 6.35%, 2/01/22 ...................................................          20,400,000    20,994,252
 Clay County HFAR, SFM,
    Multi County Program, GNMA Secured, 5.30%, 10/01/29 ........................           4,710,000     4,696,058
    Series A, GNMA Secured, 7.45%, 9/01/23 .....................................           1,230,000     1,253,751
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A,
    FHA Insured, 6.50%, 10/01/25 ...............................................           2,745,000     2,836,381
 Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ....           5,000,000     5,060,400
 Collier County Water and Sewer District Revenue, Sewer Assessment,
    East and South Naples Project, MBIA Insured, 7.15%, 10/01/11 ...............              80,000        80,188
 Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ............           1,170,000     1,179,255
 Crossing At Fleming Island CDD, Florida Special Assessment Revenue,
    Refunding, Series B, MBIA Insured, 5.80%, 5/01/16 ..........................           5,980,000     6,450,805
 Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.125%, 10/01/22 ....................................           4,750,000     4,643,695
    Series C, FSA Insured, 5.125%, 10/01/27 ....................................           9,550,000     9,460,612
 Dade County HFA, SFMR,
    Refunding, Series D, FSA Insured, 6.95%, 12/15/12 ..........................             210,000       216,437
    Refunding, Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ............             245,000       250,493
    Series A, GNMA Secured, 7.10%, 3/01/17 .....................................           1,115,000     1,144,548
    Series B, GNMA Secured, 7.25%, 9/01/23 .....................................             190,000       194,782

                                                                              69
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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co.
   Project, 7.15%, 2/01/23 .....................................................        $  5,695,000   $ 5,822,283
Dade County Special Obligation, Courthouse Center Project, Pre-Refunded,
   6.10%, 4/01/20 ..............................................................           5,000,000     5,507,750
Dade County Water and Sewer System Revenue, FGIC Insured,
   5.75%, 10/01/22 .............................................................           5,000,000     5,193,450
   5.50%, 10/01/25 .............................................................          11,500,000    11,727,930
   5.25%, 10/01/26 .............................................................          13,000,000    13,043,940
Dovera CDD, Special Assessment Revenue,
   7.625%, 5/01/03 .............................................................             150,000       154,206
   7.875%, 5/01/12 .............................................................             715,000       738,888
Duval County HFA,
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..           1,000,000     1,025,360
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..           2,000,000     2,032,600
   SFMR, GNMA Secured, 5.20%, 10/01/19 .........................................           3,000,000     2,996,340
   SFMR, GNMA Secured, 5.30%, 4/01/31 ..........................................           1,680,000     1,650,180
   SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ...........................              15,000        15,907
   SFMR, Series C, GNMA Secured, 7.70%, 9/01/24 ................................             580,000       594,488
Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ..........           3,000,000     3,082,020
Escambia County Health Facilities Authority Health Facility Revenue,
   Baptist Hospital and Baptist Manor,
   5.125%, 10/01/19 ............................................................           8,750,000     7,594,038
   Pre-Refunded, 6.75%, 10/01/14 ...............................................           3,415,000     3,733,893
   Refunding, 6.75%, 10/01/14 ..................................................             595,000       613,058
Escambia County Health Facilities Authority Health Facilty Revenue,
   Florida Health Care Facility Loan VHA Project, AMBAC Insured,
     5.95%, 7/01/20 ............................................................          10,000,000    10,868,100
Escambia County Health Facilities Authority Revenue, Ascension Health Credit,
   Refunding, Series A-2, AMBAC Insured, 5.75%, 11/15/29 .......................          25,000,000    26,170,250
Escambia County HFA, SFMR, Multi-County Program
   MBIA Insured, 5.20%, 4/01/32 ................................................           7,370,000     7,138,066
   Series A, MBIA Insured, 6.40%, 10/01/30 .....................................          10,000,000    10,475,600
   Series C, GNMA Secured, 5.80%, 10/01/19 .....................................           1,345,000     1,373,823
   Series C, GNMA Secured, 7.40%, 10/01/23 .....................................           3,955,000     4,028,049
Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..           2,210,000     2,253,382
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 .................           1,210,000     1,233,305
First Florida Governmental Financing Commission Revenue,
   AMBAC Insured, 5.75%, 7/01/16 ...............................................           3,700,000     3,889,440
Florida HFA,
   General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .......................           3,500,000     3,617,285
   Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .................           4,890,000     5,065,307
   MFH, Citrus Meadows Apartments Project, Series Q, 7.65%, 6/20/31 ............           4,000,000     4,054,320
   MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...................           3,425,000     3,471,786
   MFHR, Refunding, Series A, 6.95%, 10/01/21 ..................................           2,900,000     2,920,590
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ................           5,000,000     5,055,650
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..............           2,000,000     2,022,980
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..............           1,300,000     1,358,500
   SFMR, Series A, 8.60%, 7/01/16 ..............................................             180,000       180,214
Florida HFC Revenue,
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .........           5,000,000     5,115,850
   Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...................           5,600,000     5,846,176
   Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ..           1,250,000     1,286,400
   Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .....           3,505,000     3,638,856
   Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .........           3,000,000     3,198,120
Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29            1,500,000     1,575,840
Florida Ports Financing Commission Revenue, State Transportation
   Trust Fund-Intermodal Program, FGIC Insured, 5.50%, 10/01/23 ................           7,000,000     7,151,690
Florida State Board of Education Capital Outlay GO, Public Education,
   Refunding, Series D, 5.75%, 6/01/22 .........................................          25,900,000    27,354,544
   Refunding, Series D, 6.00%, 6/01/23 .........................................          15,000,000    16,954,650
   Series B, Pre-Refunded, 5.875%, 6/01/24 .....................................           5,000,000     5,447,000
   Series C, FGIC Insured, 5.75%, 6/01/29 ......................................           5,000,000     5,268,550
   Series F, FGIC Insured, 5.50%, 6/01/26 ......................................          10,000,000    10,183,900

70
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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                          PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Florida State Board Regent Housing Revenue,
   University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...............        $  8,650,000   $ 9,084,663
   University of Florida, FGIC Insured, 5.75%, 7/01/25 .........................           3,400,000     3,580,948
   University of Florida, FGIC Insured, 5.25%, 7/01/30 .........................           2,060,000     2,066,365
Florida State Community Services Corp. Walton County Water and Sewer Revenue,
   South Walton County Regional Utilities, 7.00%, 3/01/18 ......................           2,550,000     2,675,690
Florida State Correctional Privatization Commission COP, Correctional
   Facility Bay Project, MBIA Insured, 6.00%, 8/01/15 ..........................           6,000,000     6,356,640
Florida State Department of Corrections COP, Okeechobee Correctional
   Facility, AMBAC Insured, 6.25%, 3/01/15 .....................................           2,960,000     3,190,022
Florida State Department of General Services Division Facilities
   Management Revenue, Florida Facilities Pool, Series B, FSA Insured,
     5.50%, 9/01/28 ............................................................          10,000,000    10,252,500
Florida State Department of Transportation GO, Right of Way,
   Series B, 5.00%, 7/01/27 ....................................................           5,000,000     4,822,400
Florida State Division Bond Finance Department General Services Revenues,
   Department of Natural Resources Preservation 2000,
     AMBAC Insured, Pre-Refunded, 6.75%, 7/01/13 ...............................           3,000,000     3,091,980
Florida State Mid-Bay Bridge Authority Revenue,
   Exchangeable, 6.05%, 10/01/22 ...............................................           7,000,000     7,131,950
   Exchangeable, Series A, 5.95%, 10/01/13 .....................................          13,505,000    14,125,825
   Exchangeable, Series D, 6.10%, 10/01/22 .....................................          17,240,000    17,627,555
   Series A, 8.00%, 10/01/06 ...................................................           2,480,000     2,608,910
   Series A, 7.50%, 10/01/17 ...................................................          14,250,000    14,952,525
   Series A, ETM, 6.875%, 10/01/22 .............................................           6,000,000     7,289,460
Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 ................................           8,780,000     9,059,643
   FGIC Insured, 5.50%, 7/01/21 ................................................           5,000,000     5,094,150
Gainesville Utilities Systems Revenue,
   Series A, 5.20%, 10/01/26 ...................................................           7,590,000     7,568,369
   Series B, 6.00%, 10/01/17 ...................................................           3,500,000     3,561,145
Gateway Services District Revenue, Transportation Roadway Service Charges,
   8.75%, 5/01/14 ..............................................................           5,445,000     5,869,764
Hialeah Housing Authority Revenue, Affordable Housing Program,
   Refunding, GNMA Secured, 5.30%, 12/20/18 ....................................           1,240,000     1,254,434
Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
   5.25%, 11/15/20 .............................................................          11,000,000     9,718,500
   Refunding, 5.25%, 11/15/28 ..................................................           2,750,000     2,335,905
Hillsborough County Assesment Revenue, Capacity Assesment Special,
   FSA Insured, 5.125%, 3/01/20 ................................................           1,000,000     1,002,810
Hillsborough County Aviation Authority Revenue, Tampa International Airport,
   Series B, FGIC Insured, 5.875%, 10/01/23 ....................................           5,000,000     5,266,350
Hillsborough County Capital Improvement Revenue, County Center Project,
   Second Series, Pre-Refunded,
   6.625%, 7/01/12 .............................................................           8,300,000     8,791,443
   6.75%, 7/01/22 ..............................................................           1,250,000     1,326,013
Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured,
   5.875%, 4/01/30 .............................................................           5,000,000     5,117,950
Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ......           5,300,000     5,507,018
Hillsborough County School Board COP,
   Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...............           5,000,000     5,108,050
   Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ................           5,000,000     5,032,600
   MBIA Insured, 5.375%, 7/01/26 ...............................................           5,000,000     5,061,500
Hillsborough County Utilities Revenue, Refunding,
   Series A, 6.625%, 8/01/11 ...................................................          10,400,000    10,704,408
   Series A, 7.00%, 8/01/14 ....................................................           5,515,000     5,680,560
   Series A, 6.50%, 8/01/16 ....................................................           3,000,000     3,081,510
   Series B, 6.50%, 8/01/16 ....................................................           1,000,000     1,027,170
Indian River County Hospital District Revenue, Refunding, FSA Insured,
   5.70%, 10/01/15 .............................................................           1,000,000     1,059,140
Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project,
   AMBAC Insured, 5.875%, 10/01/25 .............................................           5,000,000     5,218,600
Jacksonville Electric Authority Revenue, Water and Sewer,
   Series A, 6.125%, 10/01/39 ..................................................          20,330,000    21,343,857
   Series B, FGIC Insured, 5.40%, 10/01/20 .....................................           3,000,000     3,056,310
Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress
   Village, Series A,
   7.05%, 3/01/24 ..............................................................             500,000       502,260
   7.10%, 3/01/30 ..............................................................           1,220,000     1,222,977
Jacksonville Hospital Revenue, University Medical Center Inc. Project,
   Connie Lee Insured, 6.60%, 2/01/21 ..........................................           1,750,000     1,813,875
Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ...           5,000,000     5,233,750
Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A,
   MBIA Insured, 5.50%, 11/15/26 ...............................................          10,000,000    10,218,200

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
   6.00%, 10/01/17 .............................................................        $  4,500,000   $ 4,778,595
Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 .............          11,405,000    12,235,284
Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health
   System, Series A, MBIA Insured, 5.875%, 4/01/24 .............................          18,000,000    18,828,000
Lee County IDA, Health Care Facilities Revenue, ShellPoint Village Project,
   Refunding, Series A, 5.50%, 11/15/29 ........................................           4,000,000     3,299,560
   Series A, 5.50%, 11/15/21 ...................................................           7,500,000     6,380,475
Lee County IDAR, Bonita Springs Sewer Project, Asset Guaranteed,
   7.20%, 11/01/11 .............................................................           5,000,000     5,182,300
   7.25%, 11/01/20 .............................................................           2,000,000     2,065,360
Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   10/01/04 ....................................................................           1,945,000     2,019,377
   10/01/05 ....................................................................           1,175,000     1,219,521
   10/01/06 ....................................................................           1,305,000     1,353,990
   10/01/11 ....................................................................           4,600,000     4,768,130
Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ....           5,000,000     5,213,350
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
   Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ................           1,250,000     1,336,013
   Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 .................           2,115,000     2,263,917
   Refunding, Series A, 6.125%, 7/01/18 ........................................           7,000,000     7,087,850
Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21 .........................             510,000       521,552
Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 ..............           3,290,000     3,370,309
Manatee County IDR, Manatee Hospital and Health System Inc.,
   ETM, 8.25%, 3/01/01 .........................................................             300,000       300,000
   Pre-Refunded, 9.25%, 3/01/21 ................................................           6,700,000     6,834,000
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...           5,575,000     6,256,432
Martin County Consolidated Utilities System Revenue, Refunding,
   FGIC Insured, 6.00%, 10/01/24 ...............................................             735,000       776,763
Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ...............           6,000,000     6,019,080
Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08          2,000,000     2,037,080
Miami Beach Water and Sewer, AMBAC Insured, 5.00%, 9/01/30 .....................           7,000,000     6,749,120
Miami-Dade County Educational Facilities Authority Revenue, Series A,
   AMBAC Insured, 5.75%, 4/01/29 ...............................................          10,000,000    10,545,200
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
   5.25%, 10/01/19 .............................................................             430,000       429,983
   5.40%, 10/01/33 .............................................................           1,500,000     1,493,100
Miami-Dade County IDAR, Airis Miami II LLC Project, AMBAC Insured,
   6.00%, 10/15/25 .............................................................           4,500,000     4,811,445
Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured,
   5.00%, 10/01/37 .............................................................           2,345,000     2,242,688
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
   6.75%, 10/01/25 .............................................................           6,500,000     7,216,820
Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ........           5,000,000     5,044,500
North Broward Hospital District Revenue, Improvement, 6.00%, 1/15/31 ...........          20,000,000    19,888,200
North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
   5.375%, 1/15/24 .............................................................          10,000,000    10,066,200
   5.75%, 1/15/27 ..............................................................          19,370,000    20,034,391
North Miami Health Facilities Authority Revenue, Catholic Health
   Services Obligation Group, 6.00%,
   8/15/16 .....................................................................           2,000,000     2,095,140
   8/15/24 .....................................................................           1,750,000     1,796,358
North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ......           1,500,000     1,592,355
Northern Palm Beach County Water Control District Revenue,
   Unit Development No. 31, Project 2,
   6.75%, 11/01/07 .............................................................             725,000       767,355
   6.625%, 11/01/13 ............................................................           1,470,000     1,536,400
Orange County Health Facilities Authority Revenue,
   Adventist Health System, 6.375%, 11/15/20 ...................................           3,000,000     3,050,370
   Adventist Health System, 6.50%, 11/15/30 ....................................          10,750,000    10,969,408
   Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ................           1,000,000     1,037,610
   Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 ...           4,000,000     3,901,880
   MBIA Insured, 6.00%, 11/01/24 ...............................................             285,000       294,585
   Regional Healthcare System, Series E, 6.00%, 10/01/26 .......................          12,000,000    12,225,000
Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .           2,240,000     2,267,798
Orange County HFAR,
   Refunding, Series A, GNMA Secured, 7.60%, 1/01/24 ...........................           3,475,000     3,522,156
   Series A, GNMA Secured, 7.375%, 9/01/24 .....................................             390,000       401,684

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .....        $  5,050,000   $ 5,372,948
  Orange County Tourist Development Tax Revenue,
    AMBAC Insured, 5.50%, 10/01/31 .............................................          10,500,000    10,802,925
    Refunding, MBIA Insured, 5.125%, 10/01/20 ..................................          10,000,000    10,021,400
  Orlando and Orange County Expressway Authority Expressway Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/28 ..................................          30,000,000    28,958,100
    senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ...........................             265,000       268,607
  Orlando Community RDA, Tax Increment Revenue, Series A,
    6.50%, 10/01/11 ............................................................           2,155,000     2,225,102
    6.75%, 10/01/16 ............................................................           2,585,000     2,665,988
  Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured,
    6.00%, 4/01/13 .............................................................           3,500,000     3,678,570
  Osceola County IDAR, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 ......................................           4,101,000     4,195,569
    Series C, FSA Insured, 7.60%, 7/01/10 ......................................             795,000       813,245
  Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ................          10,000,000     9,706,500
  Pace Property Finance Authority Inc. Utility Systems Revenue,
    Refunding and Improvement, AMBAC Insured,
    6.125%, 9/01/07 ............................................................             270,000       275,527
    6.25%, 9/01/13 .............................................................             685,000       698,864
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
    6.00%, 6/01/15 .............................................................           5,000,000     5,308,300
  Palm Beach County Financing Authority MFR, Housing Windsor Park
    Apartment Project, Series A, 5.90%, 6/01/38 ................................           1,000,000       990,950
  Palm Beach County Health Facilities Authority Retirement Community Revenue,
    Acts Retirement-Life Communities,
    5.125%, 11/15/29 ...........................................................           3,650,000     3,151,118
  Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured,
    7.60%, 3/01/23 .............................................................           3,080,000     3,156,938
  Palm Beach County IDR, Lourdes-Noreen Mckeen Residence,
    Geriatric Care Inc. Project,
    6.55%, 12/01/16 ............................................................           1,755,000     1,841,171
    6.625%, 12/01/26 ...........................................................           4,000,000     4,196,600
  Palm Beach County Individual Development Revenue, South Florida Fair Project,
    AMBAC Insured, 5.50%, 6/01/31 ..............................................           5,000,000     5,119,550
  Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/22 ...           5,000,000     5,422,300
(b)Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co.
    Project, Series A,
    6.50%, 2/15/09 .............................................................           3,600,000     2,160,000
    6.70%, 2/15/15 .............................................................          11,700,000     7,020,000
  Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ...........           5,615,000     5,869,640
  Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan,
    Refunding, FNMA Secured, 6.40%, 7/15/23 ....................................             940,000       958,621
  Pinellas County Health Facilities Authority Revenue, Baycare Health System,
    FSA Insured, 5.00%, 11/15/30 ...............................................          10,000,000     9,581,800
  Pinellas County HFA, SF Housing Revenue, Multi-County Program, Series A-1,
    GNMA Secured, 5.30%, 9/01/30 ...............................................           1,500,000     1,467,165
  Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 .          12,200,000    12,521,958
  Plantation Health Facilities Authority Revenue, Covenant Retirement
    Community Inc., Pre-Refunded,
    7.625%, 12/01/12 ...........................................................           1,500,000     1,631,895
    7.75%, 12/01/22 ............................................................           3,000,000     3,270,060
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured,
    5.75%, 12/01/21 ............................................................           2,350,000     2,488,862
  Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ..........           2,035,000     2,085,977
  Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project,
    5.85%, 12/01/30 ............................................................          20,500,000    20,971,295
  Port Everglades Authority Port Improvement Revenue,Series 1986, ETM,
    7.50%, 11/01/06 ............................................................             575,000       656,236
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 .....................................          12,800,000    12,523,648
    Series B, 6.00%, 7/01/39 ...................................................           5,000,000     5,407,300
  Puerto Rico Industrial Tourist Educational Medical and Environmental
    Control Facilities Revenue, Cogen Facilities, 6.625%, 6/01/26 ..............           6,000,000     6,406,140
  Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc.,
    Series A, 6.20%, 10/01/14 ..................................................          14,350,000    14,439,688
  Santa Rosa County IDR, Refunding, Holley Navarre Water System Project,
    6.75%, 5/01/24 .............................................................           4,290,000     4,467,005
  Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ...           5,250,000     5,477,430
  Sarasota County Utilities System Revenue, FGIC Insured,
    5.75%, 10/01/27 ............................................................          18,000,000    18,785,160
    Refunding, Series A, 5.25%, 10/01/25 .......................................           9,000,000     9,033,120
  Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded,
    6.50%, 7/01/21 .............................................................           5,000,000     5,479,450
  South Florida Water Management District Special Obligation,
    Land Acquisition Bonds, AMBAC Insured, 6.00%, 10/01/15 .....................           1,000,000     1,047,170
  St. John's County IDA, IDR, Professional Golf Hall of Fame Project,
    MBIA Insured, 5.80%, 9/01/16 ...............................................           4,660,000     4,917,185
  St. Lucie West Services District Capital Improvement Revenue,
    Lake Charles Project, Refunding, 7.50%, 8/01/04 ............................           1,205,000     1,222,858
  St. Lucie West Services District Utility Revenue, senior lien,
    MBIA Insured, 6.125%, 10/01/32 .............................................          10,000,000    10,971,800

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                      AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
St. Petersburg Health Facilities Authority Revenue, Allegany Health System,
   Series A, MBIA Insured, Pre-Refunded, 7.00%, 12/01/15 .......................        $ 10,500,000       $10,943,520
Sunrise Lakes Recreation District GO, Phase 4,
   Refunding, AMBAC Insured, 5.25%, 8/01/24 ....................................           4,320,000         4,338,187
   Series A, Pre-Refunded, 6.75%, 8/01/15 ......................................           3,080,000         3,485,328
   Series A, Pre-Refunded, 6.75%, 8/01/24 ......................................           6,120,000         6,925,392
Sunrise Special Tax District No. 1, Refunding, 6.375%,
   11/01/08 ....................................................................           3,485,000         3,588,435
   11/01/21 ....................................................................          12,390,000        12,752,036
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....           2,550,000         2,588,148
Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ..           3,400,000         3,579,860
Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project,
   6.375%, 12/01/30 ............................................................           2,500,000         2,562,550
Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
   6.75%, 12/01/17 .............................................................           1,180,000         1,232,427
   6.50%, 12/01/23 .............................................................           7,000,000         7,802,690
Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 .......          25,000,000        26,356,000
Tampa Florida Sports Authority Revenue, Sales Tax Payments, Stadium Project,
   5.25%, 1/01/27 ..............................................................           5,860,000         5,878,166
Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18            2,000,000         2,069,440
Tampa Sports Authority Revenue,
   Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ..           1,000,000         1,138,270
   Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ..           1,715,000         1,947,348
   Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ..           2,695,000         3,098,711
Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ...           6,800,000         7,510,464
Tampa Water and Sewer Revenue,
   5.50%, 10/01/29 .............................................................          14,490,000        14,835,876
   sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 .........................           1,330,000         1,332,833
Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured,
   5.00%, 7/01/22 ..............................................................          10,000,000         9,743,400
Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14            6,000,000         6,604,800
Viera East CDD,
   Special Assessment, 8.625%, 5/01/14 .........................................          10,640,000        11,429,062
   Special Assessment, ETM, 7.50%, 5/01/03 .....................................           1,115,000         1,172,612
   Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ............................           2,335,000         2,501,766
   Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ............................           5,225,000         5,557,258
   Special Assessment, Refunding, 6.30%, 5/01/26 ...............................           7,355,000         7,475,843
   Special Assessment, Refunding, Series A, 6.00%, 5/01/14 .....................          11,295,000        11,368,079
   Special Assessment, Series B, ETM, 6.75%, 5/01/14 ...........................           7,490,000         7,605,271
   Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ...          11,340,000        11,390,123
   Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..............             465,000           468,980
   Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..............           4,580,000         4,600,244
   Water and Sewer Revenue, 7.875%, 5/01/03 ....................................           2,195,000         2,244,827
   Water and Sewer Revenue, 6.75%, 5/01/09 .....................................           2,850,000         2,916,063
Volusia County Educational Facility Authority Revenue,
   Educational Facilities, Embry Riddle University, Refunding, Series B,
   AMBAC Insured, 5.25%, 10/15/22 ..............................................           2,000,000         2,013,380
   Educational Facilities, Stetson University Inc. Project, AMBAC Insured,
   5.25%, 6/01/29 ..............................................................           5,000,000         5,014,100
   Embry Riddle Aeronautical University, Connie Lee Insured,
   Pre-Refunded, 6.625%, 10/15/22 ..............................................             500,000           534,195
Volusia County School Board COP, Master Lease Program,FSA Insured,
   5.50%, 8/01/24 ..............................................................           5,000,000         5,125,150
West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ........           1,970,000         2,107,447
West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ..........           5,000,000         5,105,250
                                                                                                           -----------
TOTAL BONDS ....................................................................                         1,470,670,601
                                                                                                        --------------
ZERO COUPON BONDS 6.2%
Broward County HFAR, SFMR, Refunding, Series B, FHA Insured,4/01/29 ............           8,525,000         1,232,289
Broward County Water and Sewer Utility Revenue, Refunding, Series A,
   AMBAC Insured,10/01/08 ......................................................           3,670,000         2,635,684
Clay County Housing Finance Authority Revenue, SFMR, GNMA Insured,4/01/33 ......           4,560,000           515,736
Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
   Pre-Refunded,8/01/18 ........................................................          17,020,000         5,614,047
Duval County Housing Finance Authority SFMR, Capital Appreciation,
   GNMA Secured,10/01/32 .......................................................           5,000,000           596,400
Florida HFC Revenue,
   Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured,7/01/30 .....          10,000,000         1,368,200
   Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured,7/01/17 .......           3,110,000         1,298,176
   Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured,1/01/29 .......          49,185,000         9,835,033

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                          PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                      AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS (CONT.)
  Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/01/25 ...................................................................        $  9,845,000       $ 2,497,972
    10/01/26 ...................................................................           2,500,000           598,400
  Fort Pierce Utilities Authorty Revenue, Capital Appreciation, Series B,
    AMBAC Insured,
    10/01/20 ...................................................................           3,090,000         1,095,281
    10/01/21 ...................................................................           2,585,000           865,510
    10/01/22 ...................................................................           3,090,000           972,794
    10/01/23 ...................................................................           3,060,000           911,084
    10/01/24 ...................................................................           2,560,000           717,440
  Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured,4/01/32 .           3,170,000           522,036
  Lakeland Electric and Water Revenue, Capital Appreciation, ETM,10/01/14 ......           5,770,000         2,940,046
  Melbourne Water and Sewer Revenue, Capital Appreciation, FGIC Insured,
    ETM,10/01/26 ...............................................................           1,500,000           375,495
  Miami-Dade County Special Obligation,
    sub. lien, Refunding, Series A, MBIA Insured,10/01/25 ......................          22,365,000         5,674,671
    Sub Series B, MBIA Insured,10/01/36 ........................................           5,635,000           750,075
    Sub Series C, MBIA Insured,10/01/28 ........................................           8,305,000         1,772,868
  Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1,
    FNMA Insured,4/01/32 .......................................................           5,655,000           759,693
  Pinellas County HFA, SFHMR, Capital Appreciation Multi County B-1,
    GNMA Secured,9/01/31 .......................................................           3,270,000           451,685
  Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 9/01/10 ..............................................          24,525,000        15,782,083
    Capital Appreciation, ETM, 9/01/10 .........................................          25,475,000        16,469,583
    Refunding, Series A, 9/01/02 ...............................................          10,575,000         9,994,221
    Refunding, Series A, 9/01/03 ...............................................           9,075,000         8,225,125
    Refunding, Series A, 9/01/04 ...............................................           3,550,000         3,085,515
  Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/01/09 ...................................................................           1,365,000           928,650
    11/01/12 ...................................................................           1,780,000         1,022,877
    11/01/15 ...................................................................           2,180,000         1,043,610
                                                                                                        --------------
  TOTAL ZERO COUPON BONDS ......................................................                           100,552,279
                                                                                                        --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,500,813,326) ............................                         1,571,222,880
                                                                                                        --------------
(a)SHORT TERM INVESTMENTS 1.4%
  Dade County IDA, IDR, Dolphins Stadium Project,
    Weekly VRDN and Put, 3.15%, 1/01/16 ........................................           2,920,000         2,920,000
  Hillsborough County IDA, PCR, Daily VRDN and Put, 3.05%, 5/15/18 .............           1,000,000         1,000,000
  Jacksonville Educational Facilities Revenue, Jacksonville University Project,
    Weekly VRDN and Put, 3.50%, 10/01/22 .......................................           2,100,000         2,100,000
  Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily
    VRDN and Put, 3.05%, 5/01/29 ...............................................             500,000           500,000
  Martin County PCR, Florida Power and Light Company Project, Refunding,
    Daily VRDN and Put, 3.20%, 7/15/22 .........................................             800,000           800,000
  Orange County School Board COP, Series B, Daily VRDN and Put, 3.05%, 8/01/25 .          10,700,000        10,700,000
  Pinellas County Health Facilities Authority Revenue, Health Care Facilities,
    Mease, Series A, Weekly VRDN and Put, 3.50%, 11/01/15 ......................             600,000           600,000
  Pinellas County HFA, MFR, McGregor Project, Refunding,
    Weekly VRDN and Daily Put, 3.50%, 7/01/07 ..................................             900,000           900,000
  Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.90%, 12/01/15 .......................................           2,415,000         2,415,000
  Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ...............             600,000           600,000
  Putnam County Development Authority PCT Revenue, Florida Power and Light Co. .
    Project, Refunding, Daily VRDN and Put, 3.10%, 9/01/24 .....................             800,000           800,000
                                                                                                        --------------
  TOTAL SHORT TERM INVESTMENTS ($23,335,000) ...................................                            23,335,000
                                                                                                        --------------
  TOTAL INVESTMENTS (COST $1,524,148,326) 98.4% ................................                         1,594,557,880
  OTHER ASSETS, LESS LIABILITIES 1.6% ..........................................                            25,641,788
                                                                                                        --------------
  NET ASSETS 100.0% ............................................................                        $1,620,199,668
                                                                                                        --------------


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) See Note 6 regarding defaulted securities.


                      See notes to financial statements                      75

FRANKLIN  TAX-FREE  TRUST

Financial Highlights

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
                                                      ---------------------------------------------------------------------------
CLASS A                                                  2001            2000            1999             1998            1997
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........         $  11.03        $  12.07        $  12.12        $   11.86        $  11.88
                                                      ---------------------------------------------------------------------------
Income from investment operations:
Net investment income(a) ....................              .59             .59             .61              .63             .65
Net realized and unrealized gains (losses) ..              .70           (1.03)            .01              .27            (.02)
                                                      ---------------------------------------------------------------------------
Total from investment operations ............             1.29            (.44)            .62              .90             .63
                                                      ---------------------------------------------------------------------------
Less distributions from:
Net investment income .......................             (.59)           (.60)           (.61)            (.64)           (.65)
Net realized gains ..........................               --              --(c)         (.06)              --              --
                                                      ---------------------------------------------------------------------------
Total distributions .........................             (.59)           (.60)           (.67)            (.64)           (.65)
                                                      ---------------------------------------------------------------------------
Net asset value, end of year ................         $  11.73        $  11.03        $  12.07        $   12.12        $  11.86
                                                      ===========================================================================

Total return(b) .............................            11.93%          (3.71)%          5.22%            7.75%           5.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $163,352        $151,670        $164,669        $ 149,642        $139,903
Ratios to average net assets:
Expenses ....................................              .76%            .75%            .76%             .76%            .75%
Net investment income .......................             5.15%           5.14%           5.00%            5.28%           5.49%
Portfolio turnover rate .....................            18.67%          46.90%          12.84%           14.77%          17.47%

CLASS C
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........         $  11.10        $  12.15        $  12.19        $   11.92        $  11.92
                                                      ---------------------------------------------------------------------------
Income from investment operations:
Net investment income(a) ....................              .53             .53             .54              .57             .58
Net realized and unrealized gains (losses) ..              .71           (1.05)            .02              .27            (.01)
                                                      ---------------------------------------------------------------------------
Total from investment operations ............             1.24            (.52)            .56              .84             .57
                                                      ---------------------------------------------------------------------------
Less distributions from:
Net investment income .......................             (.53)           (.53)           (.54)            (.57)           (.57)
Net realized gains ..........................               --              --(c)         (.06)              --              --
                                                      ---------------------------------------------------------------------------
Total distributions .........................             (.53)           (.53)           (.60)            (.57)           (.57)
                                                      ---------------------------------------------------------------------------
Net asset value, end of year ................         $  11.81        $  11.10        $  12.15        $   12.19        $  11.92
                                                      ===========================================================================
Total return(b) .............................            11.36%          (4.32)%          4.70%            7.19%           4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $ 16,780        $ 14,811        $ 17,277        $   9,107        $  4,484
Ratios to average net assets:
Expenses ....................................             1.31%           1.30%           1.31%            1.32%           1.32%
Net investment income .......................             4.60%           4.58%           4.45%            4.72%           4.87%
Portfolio turnover rate .....................            18.67%          46.90%          12.84%           14.77%          17.47%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)      The fund made a capital gain distribution of $.002.



                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                        PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
================================================================================================================================
LONG TERM INVESTMENTS 98.2%
Atlanta Airport Facilities Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...........................................     $5,000,000     $5,151,800
    Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 ...........................................      5,000,000      5,184,500
    Series B, AMBAC Insured, 6.00%, 1/01/21 .....................................................        575,000        597,575
    Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 .......................................        525,000        570,124
Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 ..........      1,500,000      1,556,415
Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding, 6.25%,
10/01/16 ........................................................................................      2,000,000      2,096,020
Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ............................................      5,000,000      5,495,550
Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured, 6.375%,
3/01/23 .........................................................................................     1,480,000      1,531,149
Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 ................................................      1,700,000      1,772,539
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ............................................      1,040,000      1,088,558
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ...........................................      1,560,000      1,612,120
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 .............................................................................      2,500,000      1,942,000
    5.375%, 12/01/28 ............................................................................      2,000,000      1,544,140
Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 .............................................      1,000,000      1,035,450
Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding,
5.55%, 3/01/26 ..................................................................................      4,000,000      3,467,320
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, 6.10%,
4/01/25 .........................................................................................      1,000,000      1,007,670
Camden County Joint Development Authority PCR, Union Carbide Corp. Project, Refunding, 5.00%,
1/01/12 .........................................................................................      1,000,000        978,680
Cherokee County Water and Sewage Authority Revenue, Refunding, MBIA Insured, 6.90%, 8/01/18 .....      1,595,000      1,643,823
Clarke County Hospital Authority Revenue Certificates, Athens Regional Medical Center Project,
    Refunding, MBIA Insured, 5.25%, 1/01/29 .....................................................      3,000,000      2,952,330
Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%, 8/01/23 .      3,500,000      3,798,830
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
Center, MBIA Insured, Pre-Refunded, 7.00%, 8/01/13 ..............................................      2,400,000      2,482,992
Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ...............        995,000      1,018,731
Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 ..         95,000        105,932
College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 .............      2,000,000      2,113,740
Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ........................      2,460,000      2,309,915
Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ...................      1,000,000      1,087,790
Dalton Development Authority Revenue, MBIA Insured, 5.50%, 8/15/26 ..............................      1,000,000      1,058,100
De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 ........................................      3,000,000      2,952,060
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
6.50%, 7/01/24 ..................................................................................        915,000        936,603
Forsyth County GO, 5.75%, 2/01/19 ...............................................................      1,500,000      1,587,150
Fulco Hospital Authority Revenue, Anticipation Certificates, Health System, Catholic Health East,
Series A, MBIA Insured, 5.00%, 11/15/28 .........................................................      2,500,000      2,370,700
Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...........................        750,000        771,443
   Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ................................      1,000,000      1,022,120
Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
5.45%, 5/01/23 ..................................................................................      1,805,000      1,645,835
Georgia Municipal Electric Authority Power Revenue, Series W,
    6.60%, 1/01/18 ..............................................................................        955,000      1,115,402
    Pre-Refunded, 6.60%, 1/01/18 ................................................................         45,000         53,122
Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
6/01/24 .........................................................................................      1,750,000      1,693,790
Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing Corp.
Project, Series A, 6.00%, 6/01/24 ...............................................................      2,550,000      2,502,749
Georgia State GO, Series D, 5.00%, 10/01/18 .....................................................      3,545,000      3,547,552
Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...............................      2,395,000      2,475,783
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ................................        365,000        379,100
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ......................      1,000,000      1,154,790
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ....................      1,000,000      1,035,270
    SF, Sub Series C-2, 5.95%, 12/01/31 .........................................................      5,000,000      5,117,150
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..............................................      1,000,000      1,025,680
    SFM, Sub Series B-2, 5.85%, 12/01/28 ........................................................      2,875,000      2,942,563
Georgia State Residential Finance Authority Home Ownership Mortgage Revenue, Series B, FHA
Insured, 7.00%, 12/01/12 ........................................................................        495,000        510,627
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, AMBAC
Insured, 6.00%, 7/01/29 .........................................................................      5,000,000      5,378,550
Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 .....      3,300,000      3,685,836
Liberty County IDR, Leconte Property Inc. Project, Refunding, 7.875%, 12/01/14 ..................        850,000        882,683

FRANKLIN  TAX-FREE  TRUST

                                                                                                          PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
===================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ..............................................    $  1,800,000    $  1,908,666
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ..............................................       1,100,000       1,148,246
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ..............................................       1,000,000       1,057,760
Series B, FSA Insured, 5.75%, 9/01/14 .............................................................         800,000         848,296
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System, MBIA Insured, 5.50%, 8/01/25 ..............................................................       7,500,000       7,636,425
Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26 ..........       1,000,000       1,051,600
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
Pre-Refunded, 6.90%, 7/01/20 ......................................................................       5,930,000       6,630,630
Monroe County Development Authority PCR,
    Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 ..............................................       1,000,000       1,038,510
    Georgia Power Co., Scherer Project, senior lien, First Series, 5.75%, 9/01/23 .................       1,000,000       1,001,270
    Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ....................       1,500,000       1,712,625
Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured, 6.10%,
2/01/24 ...........................................................................................       4,500,000       4,870,890
Polk County Water Authority Water and Sewage Revenue, Refunding, MBIA Insured, 7.00%, 12/01/15 ....         100,000         101,905
Private Colleges and Universities Authority Revenue,
    Emory University Project, Series A, 5.50%, 11/01/25 ...........................................      10,000,000      10,247,600
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 ...............................       3,000,000       2,923,110
    Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ..........................       2,000,000       1,972,600
Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 .......................       2,000,000       2,017,420
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ................................................................................          15,000          15,053
    7.50%, 7/01/09 ................................................................................           5,000           5,016
Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ...........................................................       1,000,000       1,055,350
    Series T, 6.00%, 7/01/16 ......................................................................       1,000,000       1,047,570
Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
Project, 5.80%, 12/01/20 ..........................................................................       1,500,000       1,458,645
Rockdale County Water and Sewer Authority Revenue, Refunding,
    FSA Insured, 5.00%, 7/01/22 ...................................................................       1,500,000       1,457,745
    Series A, MBIA Insured, 5.375%, 7/01/29 .......................................................       5,000,000       5,066,250
Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 .........................       1,000,000       1,042,630
Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded, 6.20%, 7/01/23 ..       2,000,000       2,150,160
Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ............       4,600,000       4,622,724
St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 .................         500,000         506,915
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .......................................         700,000         702,506
Tift County School District GO, MBIA Insured, 6.125%, 2/01/15 .....................................       2,330,000       2,374,177
Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ..........................       1,550,000       1,547,691
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ...............................................................................         850,000         873,630
    5.50%, 10/01/22 ...............................................................................       1,200,000       1,151,670
    5.625%, 10/01/25 ..............................................................................       1,530,000       1,473,773
Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured, Pre-Refunded,
7.00%, 10/01/10 ...................................................................................       1,500,000       1,560,510
Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured, 6.00%,
2/01/21 ...........................................................................................         750,000         798,390
White County IDAR, Springs Industries Inc., Refunding, 6.85%, 6/01/10 .............................       1,780,000       1,844,970
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $170,497,937) ...................................................                     176,913,279
                                                                                                                       ------------
(a) SHORT TERM INVESTMENTS .6%
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 4th Series, Daily VRDN and
Put, 3.10%, 9/01/25 ...............................................................................         700,000         700,000
Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.00%, 11/01/15 .........................         300,000         300,000
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,000,000) ....................................................                       1,000,000
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $171,497,937) 98.8% .......................................................                     177,913,279
OTHER ASSETS, LESS LIABILITIES 1.2% ...............................................................                       2,219,400
                                                                                                                       ------------
NET ASSETS 100.0% .................................................................................                    $180,132,679
                                                                                                                       ============


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                                        YEAR ENDED FEBRUARY 28,
                                                                     ------------------------------------------------------------
                                                                        2001       2000          1999         1998         1997
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................        $ 10.42     $ 11.47      $ 11.45      $ 11.05      $ 11.04
                                                                     ------------------------------------------------------------
Income from investment operations:
Net investment income(a) .....................................            .57         .58          .59          .61          .61
Net realized and unrealized gains (losses) ...................            .61       (1.04)         .03          .40          .01
                                                                     ------------------------------------------------------------
Total from investment operations .............................           1.18        (.46)         .62         1.01          .62
                                                                     ------------------------------------------------------------
Less distributions from net investment income ................           (.57)       (.59)        (.60)        (.61)        (.61)
                                                                     ------------------------------------------------------------
Net asset value, end of year .................................        $ 11.03     $ 10.42      $ 11.47      $ 11.45      $ 11.05
                                                                     ============================================================

Total return(b) ..............................................          11.65%      (4.13)%       5.51%        9.38%        5.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................        $76,369     $63,964      $64,516      $54,211      $44,289
Ratios to average net assets:
Expenses .....................................................           .45%         .45%         .42%         .35%         .34%
Expenses excluding waiver and payments by affiliates . .......           .82%         .81%         .81%         .81%         .81%
Net investment income ........................................          5.34%        5.31%        5.12%        5.40%        5.63%
Portfolio turnover rate ......................................         12.80%       16.31%       10.49%       26.61%       24.81%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                      See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001


                                                                                                           PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                      AMOUNT        VALUE
==================================================================================================================================
     LONG TERM INVESTMENTS 97.9%
     BONDS 96.5%
     Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ................................   $    700,000     $  724,150
     Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ..........................      1,000,000      1,026,610
     Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, 6.50%,
      11/15/22 .......................................................................................        710,000        735,155
     Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ........................      1,140,000      1,205,630
     Campbell and Kenton County Sanitation District No.1 Sanitation District Revenue, Series A, FSA
     Insured, 5.00%, 8/01/24 .........................................................................      2,000,000      1,932,980
     Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 2/01/18 ....        325,000        332,842
     Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 .......      1,000,000      1,006,960
     Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project, 5.125%,
     8/01/20 .........................................................................................     1,015,000      1,008,169
     Danville Multi-City Lease Revenue,
          Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 .....................................      1,500,000      1,610,505
          Housing Authority, Jefferson County, 6.50%, 3/01/19 ........................................        125,000        130,064
          Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ........................................        100,000        105,348
     Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
          8/01/12 ....................................................................................        100,000        104,637
          8/01/22 ....................................................................................        210,000        218,740
     Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured, 6.40%,
     5/01/08 .........................................................................................        100,000        103,473
     Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of the
     Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 ...............................      2,000,000      1,999,920
     Fayette County School District Finance Corp. School Building Revenue, 5.50%, 9/01/18 ............      2,500,000      2,592,775
(b)  Fulton County Industrial Building Revenue, H.I.S. Income Project, 7.50%, 2/01/10 ................        500,000         25,000
     Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
     Series A, MBIA Insured, 6.10%, 1/01/24 ..........................................................      1,805,000      1,827,725
     Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .......................................        400,000        421,640
     Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ...........................        225,000        239,850
     Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 ..     1,000,000      1,055,790
     Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ..............     1,500,000      1,589,640
     Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%, 1/01/31..     2,620,000      2,506,449
     Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ........      2,035,000      1,872,872
     Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 ..        125,000        129,535
     Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
          AMBAC Insured, 6.50%, 5/01/15 ..............................................................        750,000        783,765
          AMBAC Insured, 6.55%, 5/01/22 ..............................................................        720,000        750,312
          Refunding, AMBAC Insured, 5.75%, 1/01/26 ...................................................      1,000,000      1,036,200
     Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 .............      1,930,000      2,021,057
     Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ..........................................        450,000        478,467
     Jefferson County School District Financial Corp., School Building Revenue, Series A, FSA Insured,
     5.25%, 7/01/18 ..................................................................................      1,500,000      1,517,175
     Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ..........      2,500,000      2,575,875
     Kenton County Airport Board Revenue,
          Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ..     1,230,000      1,306,174
          Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ..................        445,000        459,120
          Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .................        325,000        334,253
          Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ..................        445,000        458,270
     Kenton County Water District No. 1 Waterworks Revenue, Refunding, FGIC Insured, 6.375%,
      2/01/17 ........................................................................................        155,000        162,051
     Kentucky Area Development Districts Financing Trust Lease Program Revenue,
          City of Ewing, Series C, 6.00%, 6/01/30 ....................................................      1,285,000      1,324,064
          City of Ewing, Series E, 5.70%, 6/01/22 ....................................................      1,000,000      1,038,610
          Ewing Acquisition, 6.00%, 6/01/30 ..........................................................      2,000,000      2,060,800
     Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center, Refunding and
      Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 ...........................................        750,000        758,445
     Kentucky Development Finance Authority Revenue, Sisters of Charity Health Corp., Pre-Refunded,
      6.75%, 11/01/12 ................................................................................        100,000        104,137
     Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
      Center Project, Series A, FGIC Insured,  6.00%, 12/01/22 .......................................        625,000        654,956
     Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health
      Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ...................................      2,000,000      1,389,300
     Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
     Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 ...............................        500,000        526,100
     Kentucky Economic Development Finance Authority Revenue, Catholic Health Project, Refunding and
     Improvement, Series A, 5.00%, 12/01/18 ..........................................................      2,000,000      1,887,460

FRANKLIN  TAX-FREE  TRUST

                                                                                                           PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
===================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 ............................................................    $ 1,240,000    $ 1,291,671
    Series B, 6.25%, 7/01/28 ........................................................................      1,280,000      1,328,192
    Series C, FHA Insured, 6.40%, 1/01/17 ...........................................................      1,065,000      1,116,599
    SFMR, Series A, 6.60%, 7/01/11 ..................................................................         30,000         31,151
    SFMR, Series B, 6.60%, 7/01/11 ..................................................................        150,000        155,752
    SFMR, Series D, FHA Insured, 7.45%, 1/01/23 .....................................................         50,000         51,016
Kentucky Infrastructure Authority Revenue, Infrastructure Revolving Fund Program, Series J,
Pre-Refunded, 6.375%, 6/01/14 .......................................................................        500,000        558,670
Kentucky State Property and Buildings Commission Revenues,
Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ........................................................        700,000        764,799
Project No. 64, MBIA Insured, 5.50%, 5/01/17 ........................................................      1,535,000      1,593,744
Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project, MBIA
Insured, Pre-Refunded,
    6.625%, 11/01/13 ................................................................................        500,000        558,475
    6.75%, 11/01/24 .................................................................................        750,000        840,885
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .....................................................        300,000        336,654
    FGIC Insured, 5.00%, 5/15/30 ....................................................................      3,000,000      2,879,730
Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue, MBIA Insured,
5.00%, 7/01/25 ......................................................................................      1,500,000      1,417,245
Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
    FSA Insured, 5.50%, 11/15/25 ....................................................................      2,000,000      2,045,060
    Refunding, FSA Insured, 5.25%, 11/15/24 .........................................................      2,500,000      2,501,675
Madison County Utility District Revenue, Refunding, FSA Insured, 5.20%, 2/01/22 .....................      1,000,000        999,950
McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured, 6.40%,
11/01/07 ............................................................................................        500,000        545,295
Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 .....................      1,270,000      1,220,635
Oldham County School District Finance Corp. School Building Revenue, 5.00%, 7/01/19 .................      1,000,000        983,440
Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust, Series
A, 6.50%, 3/01/19 ...................................................................................      1,050,000      1,096,662
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ...........................................        430,000        475,894
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority
Revenue, Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ...................      1,480,000      1,561,652
Russell Health System Revenue,
    8.10%, 7/01/15 ..................................................................................        145,000        175,193
    Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ............................................        800,000        859,776
    Refunded, 8.10%, 7/01/15 ........................................................................        205,000        226,347
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .....      2,000,000      1,926,500
                                                                                                                         ----------
TOTAL BONDS .........................................................................................                    73,675,712
                                                                                                                         ----------
ZERO COUPON BONDS 1.4%
Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
    zero cpn, to 10/01/05, 6.15% thereafter, MBIA Insured, 10/01/24 .................................        405,000        320,853
    zero cpn, to 10/01/05, 6.15% thereafter, MBIA Insured, 10/01/25 .................................        935,000        740,735
                                                                                                                         ----------
TOTAL ZERO COUPON BONDS .............................................................................                     1,061,588
                                                                                                                         ----------
TOTAL LONG TERM INVESTMENTS (COST $73,482,026) ......................................................                    74,737,300
                                                                                                                         ----------
(a) SHORT TERM INVESTMENTS .6%
Louisville & Jefferson County Regional Airport Authority, Special Facilities Revenue, UPS Worldwide
Forwarding, Series C, Daily VRDN & Put, 3.10%, 1/01/29 ..............................................        300,000        300,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
Weekly VRDN and Put 1.90%, 7/01/28 ..................................................................        200,000        200,000
                                                                                                                         ----------
TOTAL SHORT TERM INVESTMENTS (COST $500,000) ........................................................                       500,000
                                                                                                                         ----------
TOTAL INVESTMENTS (COST $73,982,026) 98.5% ..........................................................                    75,237,300
OTHER ASSETS, LESS LIABILITIES 1.5% .................................................................                     1,131,567
                                                                                                                        -----------
NET ASSETS 100.0% ...................................................................................                   $76,368,867
                                                                                                                        ===========


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b)      See Note 6 regarding defaulted securities.



                      See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

Financial Highlights


FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                             --------------------------------------------------------------------
CLASS A                                                        2001            2000          1999            1998         1997
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $  10.55       $  11.59       $  11.61       $  11.32      $  11.32
                                                             --------------------------------------------------------------------
Income from investment operations:
Net investment income(a) .............................            .58            .58            .60            .63           .65
Net realized and unrealized gains (losses) ...........            .67          (1.03)          (.01)           .30            --
                                                             --------------------------------------------------------------------
Total from investment operations .....................           1.25           (.45)           .59            .93           .65
                                                             --------------------------------------------------------------------
Less distributions from net investment income ........           (.58)          (.59)          (.61)          (.64)         (.65)
                                                             --------------------------------------------------------------------
Net asset value, end of year .........................       $  11.22       $  10.55       $  11.59       $  11.61      $  11.32
                                                             ====================================================================
Total return(b) ......................................          12.05%         (3.93)%         5.23%          8.46%         5.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $154,750       $144,299       $158,099       $134,922      $112,981
Ratios to average net assets:
Expenses .............................................            .74%           .74%           .75%           .76%          .76%
Net investment income ................................           5.32%          5.29%          5.14%          5.50%         5.76%
Portfolio turnover rate ..............................           8.63%         27.31%         14.99%         15.26%        13.68%

CLASS C
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $  10.62       $  11.66       $  11.68       $  11.37      $  11.37
                                                             --------------------------------------------------------------------
Income from investment operations:
Net investment income(a) .............................            .52            .53            .54            .57           .58
Net realized and unrealized gains (losses) ...........            .67          (1.04)          (.01)           .32            --
                                                             --------------------------------------------------------------------
Total from investment operations .....................           1.19           (.51)           .53            .89           .58
                                                             --------------------------------------------------------------------
Less distributions from net investment income ........           (.52)          (.53)          (.55)          (.58)         (.58)
                                                             --------------------------------------------------------------------
Net asset value, end of year .........................       $  11.29       $  10.62       $  11.66       $  11.68      $  11.37
                                                             ====================================================================
Total return(b) ......................................          11.46%         (4.45)%         4.61%          8.02%         5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $ 12,424       $ 10,730       $  9,982       $  4,469      $  3,004
Ratios to average net assets:
Expenses .............................................           1.29%          1.29%          1.31%          1.32%         1.33%
Net investment income ................................           4.77%          4.74%          4.58%          4.95%         5.29%
Portfolio turnover rate ..............................           8.63%         27.31%         14.99%         15.26%        13.68%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.
82

FRANKLIN  TAX-FREE  TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                         PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
==================================================================================================================================
LONG TERM INVESTMENTS 98.3%
BONDS 96.8%
Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ...........................    $   500,000    $   518,380
Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 .................................................................      1,145,000      1,119,043
    Refunding, FGIC Insured, 5.00%, 12/01/21 ......................................................      1,875,000      1,816,050
    Refunding, FGIC Insured, 5.00%, 12/01/22 ......................................................      1,515,000      1,464,217
Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
    Series A, 7.75%, 6/01/12 ......................................................................        295,000        304,431
    Series B, 6.875%, 11/01/12 ....................................................................        495,000        517,463
Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ..............        255,000        265,238
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
    5.60%, 11/01/22 ...............................................................................      2,250,000      2,065,680
    Series A, 7.70%, 11/01/18 .....................................................................      1,500,000      1,617,870
    Series A, 5.65%, 12/01/21 .....................................................................      1,000,000        929,400
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%, 9/01/29 ...     11,500,000     12,274,870
Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured, ETM,
7.20%, 8/01/10 ....................................................................................      1,380,000      1,669,000
East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A, 6.10%,
10/01/29 ..........................................................................................        990,000      1,022,621
East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 .............      2,000,000      1,941,620
East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18 ...........................        750,000        786,188
Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ............        500,000        533,160
Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, FSA Insured, 5.00%, 12/01/22 ...      4,500,000      4,349,160
Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ....................         30,000         30,069
Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ................................         90,000        102,283
Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
Refunding, 7.20%, 12/01/20 ........................................................................      3,000,000      3,127,530
Lake Charles Nonprofit HDC, Section 8 Assisted Mortgage Revenue, Chateau Project, Refunding, Series
A, FSA Insured, 7.875%, 2/15/25 ...................................................................        750,000        792,255
Leesville IDBR, Wal-Mart Stores Inc. Project, Refunding, 7.10%, 3/01/11 ...........................      1,750,000      1,772,505
Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ..........................................      2,795,000      2,804,615
    MF, Westview Project, 7.80%, 4/01/30 ..........................................................        750,000        769,193
 (b)SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 .................................................      2,000,000      2,002,700
Louisiana Local Government Environmental Facilities CDAR, Delgado Community College Foundation
Project, MBIA Insured, 6.00%, 10/01/29 ............................................................      1,000,000      1,082,160
Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A, MBIA
Insured, 6.375%, 1/01/30 ..........................................................................      4,265,000      4,547,983
Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ...............................      3,750,000      3,623,138
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 .......................................      5,000,000      3,660,500
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 ............................................      6,000,000      5,511,360
Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project, FSA
Insured, 5.65%, 6/15/11 ...........................................................................      1,230,000      1,297,306
Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 ..............        930,000        971,404
    Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 .......................................      1,000,000      1,104,650
    Centenary College Project, Refunding, 5.75%, 2/01/29 ..........................................      7,300,000      7,072,970
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ..........................      2,000,000      1,961,880
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ..........................................      1,200,000      1,228,872
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 .........................      1,900,000      1,982,973
    SFM Purchase, Series C, 8.45%, 12/01/12 .......................................................        693,158        717,876
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ..........................................        955,000        988,931
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 .............................................      5,500,000      5,869,435
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ...............      1,000,000      1,010,220
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ...............      6,015,000      5,963,933
Louisiana State Office Facilities Corp. Lease Revenue, Capitol Complex Program,
    AMBAC Insured, 5.00%, 5/01/21 .................................................................      2,500,000      2,425,700
    Series A, MBIA Insured, 5.375%, 3/01/19 .......................................................      3,000,000      3,054,540
Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc. Project, First Stage, Refunding,Series B, 7.20%, 9/01/08 ............................      1,000,000      1,030,250
    Series E, 7.60%, 9/01/10 ......................................................................        480,000        489,907
Louisiana State University Agricultural and Mechanical College University Revenues, Auxiliary, MBIA
Insured, 5.50%, 7/01/26 ...........................................................................      1,500,000      1,526,085
Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 .......................................      1,050,000      1,111,226
New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 .................................................      1,000,000        982,610
 (b)Public Improvement, FGIC Insured, 5.125%, 12/01/26 ............................................      2,000,000      1,950,980

FRANKLIN  TAX-FREE  TRUST

                                                                                                          PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
===================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Roads Electric System Revenue, 7.00%, 7/01/17 .................................................    $  1,000,000    $  1,037,000
Office Facility Corp. Capital Facilities Bonds Revenue, 7.75%, 12/01/10 ...........................       1,600,000       1,680,752
Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ........................         840,000         907,284
Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 ...       1,000,000       1,023,850
Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ..........................       1,950,000       1,971,255
Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
Refunding, FSA Insured, 5.75%, 5/15/21 ............................................................       2,500,000       2,606,700
Ouachita Parish La West Ouachita Parish School District Sales & Use Tax, FGIC Insured, 5.75%,
9/01/24 ...........................................................................................       1,410,000       1,474,747
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 .....................       4,500,000       4,786,605
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ................................................................................         120,000         120,420
    7.75%, 7/01/08 ................................................................................          50,000          50,170
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ...................         510,000         523,556
Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured, ETM,
7.25%, 8/01/10 ....................................................................................       1,285,000       1,460,441
Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
10/01/16 ..........................................................................................       1,000,000         996,750
Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 .......................       3,500,000       3,698,625
St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10 ......         435,000         540,601
St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ............       1,500,000       1,543,560
St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 ..............         253,793         256,085
St. Charles Parish PCR,
    Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .........................................       2,500,000       2,561,800
    Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ........................................       3,000,000       2,936,340
St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ................................................................................       1,500,000       1,531,110
    Series A, 7.00%, 12/01/22 .....................................................................         750,000         778,298
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ......................       2,500,000       2,304,100
St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 .......................................................................................         150,000         168,728
    7/01/11 .......................................................................................          50,000          60,814
State Colleges and Universities Lease Revenue, University of Southwestern Louisiana, Cajundome,
MBIA Insured, 5.65%, 9/01/26 ......................................................................       3,080,000       3,167,749
Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured, 6.25%,
2/01/24 ...........................................................................................       5,500,000       5,784,900
University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention, MBIA
Insured, 6.25%, 9/01/29 ...........................................................................       1,200,000       1,319,385
University System Board of Supervisors Revenue, Northwestern State University Wellness, AMBAC
Insured, 5.10%, 4/01/24 ...........................................................................       1,000,000         974,810
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....       3,000,000       2,940,330
West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ........................       6,500,000       6,764,485
                                                                                                                       ------------
TOTAL BONDS .......................................................................................                     161,733,680
                                                                                                                       ------------
ZERO COUPON BONDS 1.5%
Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 ....................       5,000,000       2,539,150
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $160,489,616) ...................................................                     164,272,830
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS .9%
Calcasieu Parish Inc. IDB, IDR, Olin Corp. Project, Refunding, Series B, Daily VRDN and Put, 3.10%,
2/01/16 ...........................................................................................         700,000         700,000
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First Stage,
ACES, Refunding, Weekly VRDN an Put, 3.10%, 9/01/06 ...............................................         300,000         300,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
Weekly VRDN and Put 1.90%, 7/01/28 ................................................................         500,000         500,000
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,500,000) ....................................................                       1,500,000
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $161,989,616) 99.2% .......................................................                     165,772,830
OTHER ASSETS, LESS LIABILITIES .8% ................................................................                       1,400,866
                                                                                                                       ------------
NET ASSETS 100.0% .................................................................................                    $167,173,696
                                                                                                                       ============


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                              ------------------------------------------------------------------
CLASS A                                                          2001          2000        1999            1998          1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................        $  10.63      $  11.66     $  11.64       $  11.33       $  11.38
                                                              ------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...........................             .57           .56          .58            .59            .61
  Net realized and unrealized gains (losses) .........             .72         (1.00)         .06            .32           (.03)
                                                              ------------------------------------------------------------------
Total from investment operations .....................            1.29          (.44)         .64            .91            .58
                                                              ------------------------------------------------------------------
Less distributions from:
  Net investment income ..............................            (.56)         (.56)        (.58)          (.60)          (.63)
  Net realized gains .................................              --          (.03)        (.04)            --             --
                                                              ------------------------------------------------------------------
Total distributions ..................................            (.56)         (.59)        (.62)          (.60)          (.63)
                                                              ------------------------------------------------------------------
Net asset value, end of year .........................        $  11.36      $  10.63     $  11.66         $11.64       $  11.33
                                                              ==================================================================
Total return(b) ......................................           12.44%        (3.86)%       5.64%          8.27%          5.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................        $248,964      $221,176     $253,014       $213,005       $185,234
Ratios to average net assets:
  Expenses ...........................................             .73%          .72%         .74%           .74%           .73%
  Net investment income ..............................            5.16%         5.07%        4.91%          5.20%          5.42%
Portfolio turnover rate ..............................           13.01%        11.78%        6.02%          3.19%         12.71%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................        $  10.72      $  11.75       $11.72       $  11.40       $  11.44
                                                              ------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...........................             .51           .51          .51            .54            .55
  Net realized and unrealized gains (losses) .........             .73         (1.01)         .07            .31           (.03)
                                                              ------------------------------------------------------------------
Total from investment operations .....................            1.24          (.50)         .58            .85            .52
                                                              ------------------------------------------------------------------
Less distributions from:
  Net investment income ..............................            (.50)         (.50)        (.51)          (.53)          (.56)
  Net realized gains .................................              --          (.03)        (.04)            --             --
                                                              ------------------------------------------------------------------
Total distributions ..................................            (.50)         (.53)        (.55)          (.53)          (.56)
                                                              ------------------------------------------------------------------
Net asset value, end of year .........................        $  11.46      $  10.72     $  11.75       $  11.72       $  11.40
                                                              ==================================================================
Total return(b) ......................................           11.83%        (4.37)%       5.11%          7.70%          4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................        $ 22,547      $ 17,298     $ 16,826       $ 10,515       $  5,084
Ratios to average net assets:
  Expenses ...........................................            1.28%         1.27%        1.29%          1.30%          1.27%
  Net investment income ..............................            4.61%         4.53%        4.35%          4.63%          4.78%
Portfolio turnover rate ..............................           13.01%        11.78%        6.02%          3.19%         12.71%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                      See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                      PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
===============================================================================================================================
LONG TERM INVESTMENTS 96.9%
Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ........    $ 1,650,000    $ 1,695,227
Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 .....      9,500,000      9,774,930
Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ................      4,250,000      4,599,435
Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 ................................         90,000         90,793
Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA
Insured,
    7.00%, 7/01/16 .............................................................................      1,000,000      1,068,190
    7.125%, 1/01/27 ............................................................................      3,000,000      3,200,700
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    6.75%, 8/01/02 .............................................................................        515,000        528,745
    7.00%, 8/01/11 .............................................................................      3,225,000      3,400,956
Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/17 ....................................................      1,500,000      1,540,590
    Series A, FSA Insured, 5.25%, 10/15/17 .....................................................      3,300,000      3,378,045
    Series B, 7.15%, 10/15/08 ..................................................................      1,000,000      1,194,740
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ..........      1,850,000      1,946,755
Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
    7/01/18 ....................................................................................      1,000,000        997,630
    7/01/28 ....................................................................................      4,000,000      3,900,800
Baltimore Revenue, Wastewater Project, Refunding, Series A,
    FGIC Insured, 5.80%, 7/01/15 ...............................................................      5,000,000      5,312,000
    FSA Insured, 5.75%, 7/01/30 ................................................................     10,000,000     10,507,000
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
    5.375%, 1/01/16 ............................................................................      2,000,000      2,068,480
    5.50%, 1/01/19 .............................................................................      1,000,000      1,031,310
    5.625%, 1/01/25 ............................................................................      2,000,000      2,067,680
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
Improvement, FSA Insured, 6.00%, 9/01/21 .......................................................      8,000,000      8,519,520
Harford County GO, Consolidated Public Improvement,
    4.35%, 1/15/14 .............................................................................      1,300,000      1,264,952
    4.40%, 1/15/15 .............................................................................      1,450,000      1,405,978
    4.40%, 1/15/16 .............................................................................      1,420,000      1,361,524
    4.45%, 1/15/17 .............................................................................      1,125,000      1,074,341
Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured, 6.50%,
11/01/26 .......................................................................................      3,000,000      3,169,170
Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A, FHA
Insured, 6.10%, 7/01/25 ........................................................................      2,000,000      2,071,340
Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ......      1,900,000      1,949,324
Maryland Local Government Insurance Trust Capitalization Program COP, Series A, 7.125%, 8/01/09         650,000        664,703
Maryland State CDA, Department of Housing and Community Development,
    MFHR Mortgage, Series A, 7.80%, 5/15/32 ....................................................        985,000        998,642
    MFHR Mortgage, Series A, 6.85%, 5/15/33 ....................................................      1,120,000      1,159,043
    MFHR Mortgage, Series D, 7.70%, 5/15/20 ....................................................      1,000,000      1,023,310
    MFHR Mortgage, Series E, 7.10%, 5/15/28 ....................................................        675,000        690,269
    Revenue, Housing, Series A, 6.00%, 7/01/32 .................................................      4,000,000      4,112,920
    Residential, Series D, 5.25, 9/01/29 .......................................................      4,780,000      4,635,740
    Series B, 5.35%, 9/01/30 ...................................................................      2,930,000      2,904,216
    SF Program, 2nd Series, 5.00%, 4/01/17 .....................................................      3,000,000      2,973,720
    SF Program, 3rd Series, 7.25%, 4/01/27 .....................................................      1,410,000      1,439,173
    SF Program, 5th Series, 6.85%, 4/01/11 .....................................................      1,955,000      1,996,114
    SFHR Program, 1st Series, 7.30%, 4/01/17 ...................................................        935,000        954,252
Maryland State EDC, Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 ..........        930,000        981,178
Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited Obligation,
Wheelabrator Water Projects, 6.45%, 12/01/16 ...................................................      3,000,000      3,194,850
Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..................................      6,865,000      6,902,414
    Catholic Health Initiatives, Series A, 6.00%, 12/01/20 .....................................      2,920,000      3,070,205
    Catholic Health Initiatives, Series A, 6.00%, 12/01/24 .....................................      2,025,000      2,121,026
    Charity Obligation Group, Series A, 5.00%, 11/01/19 ........................................      1,515,000      1,459,718
    Charity Obligation Group, Series A, 5.00%, 11/01/29 ........................................      2,250,000      2,125,620
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ......................................      3,000,000      2,702,580
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .....................................     11,000,000     10,533,710

FRANKLIN  TAX-FREE  TRUST

                                                                                                         PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
===================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Johns Hopkins University Issue, 6.00%, 7/01/39 ................................................    $  5,000,000    $  5,401,650
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ...........................................       1,700,000       1,792,803
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ..........................       1,500,000       1,561,620
    North Arundel Hospital, 6.50%, 7/01/26 ........................................................       1,000,000       1,028,650
    North Arundel Hospital, 6.50%, 7/01/31 ........................................................       1,320,000       1,357,818
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 .........................................       2,500,000       2,288,900
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 .........................................       2,680,000       2,403,076
    University of Maryland Medical System, 6.75%, 7/01/30 .........................................      11,000,000      11,644,160
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ...........................       5,000,000       5,052,050
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ............................       7,100,000       7,101,704
Maryland State Industrial Development Financing Authority EDR, FSA Insured, Pre-Refunded, 7.10%,
7/01/18 ...........................................................................................       1,350,000       1,393,214
Maryland State Industrial Development Financing Authority Revenue, American Center Physics
Headquarters, 6.625%, 1/01/17 .....................................................................       6,000,000       6,224,700
Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured, 5.875%,
12/15/14 ..........................................................................................       4,655,000       4,961,811
Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ................................................................................       5,000,000       5,189,350
    5.80%, 3/01/26 ................................................................................       2,045,000       2,123,405
Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%, 7/01/13        5,400,000       5,488,074
Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%,
9/01/14 ...........................................................................................       1,000,000       1,041,050
Montgomery County GO, 4.75%, 2/01/17 ..............................................................       5,000,000       4,933,900
Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured, 6.00%, 7/01/37 ....       2,500,000       2,591,025
Montgomery County Housing Opportunities Commission MFMR, Series A,
    7.25%, 7/01/11 ................................................................................         375,000         384,559
    7.00%, 7/01/23 ................................................................................       2,410,000       2,501,363
Montgomery County Housing Opportunities Commission SFMR, Series A, 6.80%, 7/01/17 .................       1,675,000       1,714,346
Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 ........       1,000,000         996,980
Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation Project,
Series A,
    6.20%, 7/01/10 ................................................................................       3,100,000       3,262,192
    6.30%, 7/01/16 ................................................................................       6,000,000       6,251,280
Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 .......................................................................................       1,880,000       1,985,788
    3/15/13 .......................................................................................       1,120,000       1,178,453
    3/15/14 .......................................................................................       1,180,000       1,237,808
Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14 ......       2,050,000       2,187,760
Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 ..........       2,100,000       2,099,895
Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded, 7.00%, 7/01/22 ....       1,000,000       1,065,630
Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19 ....       5,500,000       5,841,990
Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 .................................................       2,900,000       2,986,739
Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured,
5.80%, 6/30/14 ....................................................................................       2,750,000       2,883,540
Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding,
6.45%, 5/01/05 ....................................................................................         500,000         519,365
Prince George's County PCR, Potomac Electric Project, Refunding,
    6.00%, 9/01/22 ................................................................................       1,200,000       1,221,465
    6.375%, 1/15/23 ...............................................................................       2,975,000       3,087,395
Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.75%, 7/01/17 ........................       3,000,000       3,134,790
Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured, 5.70%,
1/01/26 ...........................................................................................       1,145,000       1,165,141
St. Marys College Revenue, Academic Fees and Auxillary Fees Project, Series A, AMBAC Insured,
5.55%, 9/01/30 ....................................................................................       2,000,000       2,061,840
University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%, 4/01/16 ..       1,000,000       1,044,340
Virgin Islands PFA Revenue, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .........................................       1,700,000       1,666,187
    Refunding, Series A, 5.50%, 10/01/14 ..........................................................       3,300,000       3,346,431
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $254,579,989) ...................................................                     263,167,795
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS 1.5%
Community Development Administration MF, Development Revenue, Avalon Lea Apartments Project,
Refunding, FNMA Insured, Weekly VRDN and Put, 3.10%, 6/15/26 ......................................         500,000         500,000
Frederick County GO, BAN, Weekly VRDN and Put, 3.15%, 10/01/07 ....................................         100,000         100,000

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                  AMOUNT          VALUE
==================================================================================================================================
(a)SHORT TERM INVESTMENTS (CONT.)
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
Weekly VRDN and Put, 1.90%, 12/01/15 ...........................................................      $  500,000     $    500,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
Series A, AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ...................................       2,800,000        2,800,000
                                                                                                                     ------------
TOTAL SHORT TERM INVESTMENTS (COST $3,900,000) .................................................                        3,900,000
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $258,479,989) 98.4% ....................................................                      267,067,795
OTHER ASSETS, LESS LIABILITIES 1.6% ............................................................                        4,443,181
                                                                                                                     ------------
NET ASSETS 100.0% ..............................................................................                     $271,510,976
                                                                                                                     ============


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

Financial Highlights

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                                       YEAR ENDED FEBRUARY 28,
                                                                -----------------------------------------------------------------
CLASS A                                                            2001          2000          1999          1998         1997
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................        $  11.02      $  12.19      $  12.23      $  11.83     $  11.94
                                                                -----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................             .60           .60           .61           .64          .65
 Net realized and unrealized gains (losses) ............             .75         (1.15)           --           .44         (.07)
                                                                -----------------------------------------------------------------
Total from investment operations .......................            1.35          (.55)          .61          1.08          .58
                                                                -----------------------------------------------------------------
Less distributions from:
 Net investment income .................................            (.60)         (.61)         (.62)         (.64)        (.65)
 Net realized gains ....................................              --          (.01)         (.03)         (.04)        (.04)
                                                                -----------------------------------------------------------------
Total distributions ....................................            (.60)         (.62)         (.65)         (.68)        (.69)
                                                                -----------------------------------------------------------------
Net asset value, end of year ...........................        $  11.77      $  11.02      $  12.19      $  12.23     $  11.83
                                                                =================================================================
Total return(b) ........................................           12.50%        (4.62)%        5.12%         9.43%        5.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................        $373,190      $346,649      $386,948      $308,045     $269,564
Ratios to average net assets:
 Expenses ..............................................             .69%          .69%          .70%          .71%         .70%
 Net investment income .................................            5.22%         5.16%         4.99%         5.32%        5.56%
Portfolio turnover rate ................................           38.38%        18.43%        15.21%        14.30%       21.81%

CLASS C
=================================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................        $  11.06      $  12.24      $  12.27      $  11.85     $  11.97
                                                                -----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................             .54           .53           .54           .58          .57
 Net realized and unrealized gains (losses) ............             .75         (1.16)          .01           .45         (.07)
                                                                -----------------------------------------------------------------
Total from investment operations .......................            1.29          (.63)          .55          1.03          .50
                                                                -----------------------------------------------------------------
Less distributions from:
 Net investment income .................................            (.53)         (.54)         (.55)         (.57)        (.58)
 Net realized gains ....................................              --          (.01)         (.03)         (.04)        (.04)
                                                                -----------------------------------------------------------------
Total distributions ....................................            (.53)         (.55)         (.58)         (.61)        (.62)
                                                                -----------------------------------------------------------------
Net asset value, end of year ...........................        $  11.82      $  11.06      $  12.24      $  12.27     $  11.85
                                                                =================================================================
Total return(b) ........................................           11.94%        (5.21)%        4.58%         8.96%        4.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................        $ 28,695      $ 23,537      $ 20,396      $ 10,045     $  4,295
Ratios to average net assets:
 Expenses ..............................................            1.24%         1.24%         1.25%         1.27%        1.27%
 Net investment income .................................            4.67%         4.62%         4.44%         4.75%        4.92%
Portfolio turnover rate ................................           38.38%        18.43%        15.21%        14.30%       21.81%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                      See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                       PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
=================================================================================================================================
LONG TERM INVESTMENTS 98.9%
Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding, AMBAC Insured, 7.35%,
11/01/08 .........................................................................................    $   500,000    $   520,805
Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County Metrolink
Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ................................................      6,500,000      6,274,255
Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%, 10/20/22 ..      1,520,000      1,562,590
Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%,
5/15/28 ..........................................................................................      6,875,000      6,700,513
Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 ..................................      2,785,000      2,891,415
Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ...............................      2,250,000      2,167,088
Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 ....................................................................      1,075,000      1,133,158
    Series B, 6.60%, 10/01/10 ....................................................................        500,000        533,755
    Series B, 6.70%, 10/01/23 ....................................................................      4,000,000      4,231,480
Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%, 9/20/26 .      1,745,000      1,809,966
Hickory County School District R-1 Skyline GO, Direct Deposit Program, 6.05%, 3/01/20 ............      1,100,000      1,182,797
High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ............................      1,000,000      1,015,280
Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ...............................................................................      1,000,000      1,025,480
    5.85%, 3/01/19 ...............................................................................      4,000,000      4,069,840
Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20 .....      2,000,000      2,007,720
Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ..............      3,000,000      3,134,100
Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 ....      1,025,000      1,098,482
Jefferson County GO, Reorganized School District No. R-3, AMBAC Insured, Pre-Refunded, 7.00%, ....        370,000        370,000
3/01/09
Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded, 6.875%, ...        605,000        672,863
9/01/12
Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ...........      3,345,000      3,491,411
Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium and
Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 .........................................      5,000,000      5,296,950
Kansas City MAC Revenue,
    Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ........      7,790,000      8,227,798
    Leasehold Improvement, Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11 ........      1,665,000      1,703,978
    Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ......................     10,000,000      9,830,300
Kansas City Tax Increment Financing Commission Tax Increment Revenue, Briarcliff West Project,
Series B, Pre-Refunded, 7.00%, 11/01/14 ..........................................................      3,525,000      3,608,684
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ................................................................      2,000,000      2,271,500
    Pre-Refunded, 6.40%, 12/01/25 ................................................................      7,000,000      7,984,270
    Refunding, 5.25%, 12/01/14 ...................................................................      1,000,000        918,100
    Refunding, 5.25%, 12/01/26 ...................................................................      1,000,000        868,140
Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 .....      2,695,000      2,800,267
Lee's Summit IDAR, John Knox Village Project,
    6.55%, 8/15/10 ...............................................................................      1,000,000      1,040,900
    6.625%, 8/15/13 ..............................................................................      2,000,000      2,096,340
Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, BIG Insured, 7.875%, 3/01/06 .....................................................          5,000          5,072
    Series A-5, BIG Insured, 7.375%, 3/01/06 .....................................................         30,000         30,544
Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding, FSA
Insured, 6.00%, 3/01/16 ..........................................................................      2,220,000      2,348,027
Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
4/01/23...........................................................................................      1,200,000      1,232,640
Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown Redevelopment
Project, Series A, MBIA Insured, 5.75%, 4/01/22 ..................................................     10,000,000     10,511,500
Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis
Project, Series A, 5.40%, 9/01/18 ................................................................      7,420,000      7,524,845
Missouri State Development Finance Board Solid WasteDisposal Revenue, Procter and Gamble Paper
Product, 5.20%, 3/15/29 ..........................................................................      3,000,000      2,922,240
Missouri State Environmental Improvement and Energy Authority, State Revolving Funds Program,
Series B, 5.50%, 7/01/21..........................................................................      1,440,000      1,490,861
Missouri State Environmental Improvement and Energy Resources Authority PCR,
    National Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ......      2,100,000      2,227,596
    Thomas Hill Electric Cooperative, 5.50%, 12/01/11 ............................................      2,000,000      2,114,480
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, Revolving Fund
Program,
Kansas City Project, Series A, 5.75%, 1/01/16 ....................................................      1,000,000      1,055,860
    Series A, 7.00%, 10/01/10 ....................................................................        940,000        960,765
    Series A, 6.55%, 7/01/14 .....................................................................      4,500,000      4,727,250
    Series A, FSA Insured, 6.05%, 7/01/16 ........................................................      1,000,000      1,058,460
    Series B, 7.125%, 12/01/10 ...................................................................        430,000        441,730

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
=================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, Revolving Fund
Program, (cont.)
    Series B, 5.80%, 1/01/15 ....................................................................    $ 1,000,000    $ 1,060,530
    Series B, 7.20%, 7/01/16 ....................................................................      2,000,000      2,218,260
Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ..........................................................         80,000         80,154
    Mortgage Revenue, Series B, GNMA Secured, 6.40%, 12/01/24 ...................................      2,020,000      2,068,844
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ...............................      1,455,000      1,492,524
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ................................................      1,475,000      1,544,841
    SFMR, Series B, GNMA Secured, 7.625%, 6/01/21 ...............................................        130,000        130,243
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ................................................      1,375,000      1,434,593
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 ................................................        940,000        967,213
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Maryville University of Saint Louis Project, 6.75%, 6/15/30 .................................      4,500,000      4,697,865
    Washington University, 5.00%, 11/15/37 ......................................................     11,150,000     10,627,846
    Washington University, Series B, 6.00%, 3/01/30 .............................................     13,550,000     14,649,447
Missouri State Health and Educational Facilities Authority Educational Revenue, Maryville
University of Saint Louis Project, 6.50%, 6/15/22 ...............................................      1,750,000      1,805,073
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Children's Mercy Hospital, 5.30%, 5/15/28 ...................................................     12,420,000     12,002,564
    Freeman Health Systems Project, 5.25%, 2/15/28 ..............................................      2,750,000      2,247,383
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ......................................      5,000,000      5,184,950
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ......................................        700,000        751,849
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ......................................      1,990,000      2,120,703
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ......................................      1,100,000      1,135,145
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 .............................      2,745,000      2,867,537
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 .................................      4,000,000      4,057,960
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 .................................      3,250,000      3,285,458
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .........................................        410,000        415,732
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ...........................        840,000        939,834
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ...........................        670,000        758,701
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ..............................        330,000        326,354
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ........................................      2,600,000      2,466,542
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 .........................................      4,000,000      4,045,240
    SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 ..........................        795,000        827,054
(b)Missouri State Health and Educational Facilities Authority Revenue, Webster University, MBIA
Insured, 5.30%, 4/01/27 .........................................................................      5,000,000      4,999,800
Missouri State Housing Development Commission Revenue, SF, Homeown Loan C-1, GNMA Secured,
    5.90%, 9/01/25 ..............................................................................      8,500,000      8,767,665
    5.95%, 3/01/28 ..............................................................................      6,000,000      6,188,520
Missouri State Western College Revenue, Student Housing, Pre-Refunded, 8.00%, 10/01/16 ..........      5,000,000      5,227,150
Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ...............................      1,920,000      2,030,592
Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
AMBAC Insured, 5.80%, 6/01/15 ...................................................................      1,000,000      1,041,750
O'Fallon GO, Refunding and Improvement, FGIC Insured, 5.00%, 3/01/20 ............................      4,170,000      4,089,811
Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured, 6.00%,
5/15/13 .........................................................................................      5,000,000      5,167,350
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
Pre-Refunded, 9.00%, 7/01/09 ....................................................................         40,000         46,636
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ......................................................      4,920,000      4,813,777
    Series Y, 5.00%, 7/01/36 ....................................................................      2,250,000      2,163,353
    Series Y, 5.50%, 7/01/36 ....................................................................     11,750,000     12,080,645
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ..............................................................................         50,000         50,175
    7.75%, 7/01/08 ..............................................................................        475,000        476,615
Puerto Rico Commonwealth Public Improvement GO, FSA Insured, 5.00%, 7/01/28 .....................      1,500,000      1,475,730
Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured, 5.00%, 7/01/28 ...........      1,500,000      1,475,730
Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................        310,000        314,492
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .................        920,000        944,454
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ....................      2,500,000      2,393,600
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ................................      3,000,000      2,947,860
Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 .........      2,000,000      1,968,220

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                       AMOUNT         VALUE
===================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Revenue, Series A, 5.00%, 6/01/26 ......    $  1,865,000   $ 1,789,990
Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ................       1,600,000     1,659,072
Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 ...............................................       1,000,000     1,037,480
Saint Charles County Public Water Supply District No. 2 COP,
    Refunding, Series A, MBIA Insured, 5.00%, 12/01/20 ..............................................       2,740,000     2,689,228
    Series B, MBIA Insured, 5.10%, 12/01/25 .........................................................       3,800,000     3,741,936
Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 .................................................................................       3,000,000     2,490,510
    5.70%, 8/15/28 ..................................................................................       5,250,000     4,171,965
Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B, AMBAC
Insured,
    6.125%, 6/01/21 .................................................................................       3,230,000     3,451,578
    6.15%, 6/01/25 ..................................................................................       3,645,000     3,946,186
Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ............       1,500,000     1,585,845
St Louis Board of Education GO, FSA Insured, 5.125%, 4/01/20 ........................................       3,100,000     3,094,265
St Louis County IDA, Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.40%,
2/20/31 .............................................................................................       1,000,000     1,004,580
St. Louis Airport Revenue, Lambert-St. Louis International Airport, Refunding and Improvement,
FGIC Insured, 6.125%, 7/01/15 .......................................................................          75,000        77,848
St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ..................................................................................       1,000,000     1,030,330
    6.65%, 3/01/20 ..................................................................................       2,750,000     2,914,285
St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ....................       1,000,000     1,064,080
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ....................       1,000,000     1,051,030
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.50%, 2/20/36 ...............      10,460,000    10,559,579
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 ...............       3,000,000     2,516,250
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 ...............       3,250,000     2,594,638
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ...............       1,895,000     2,026,854
    MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.125%, 9/20/23 ............       1,250,000     1,229,463
    MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, GNMA Secured, 5.20%, 9/20/31       1,095,000     1,081,761
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ................       1,250,000     1,301,013
St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ............................       1,500,000     1,240,575
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ....................................          20,000        20,111
St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and Sports
Project, Refunding, Series B,
  5.75%, 8/15/21 ....................................................................................       5,565,000     5,762,891
St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project, 5.875%,
11/01/26 ............................................................................................       1,100,000     1,131,273
St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 ........................       5,370,000     5,730,542
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ....................................       1,000,000     1,085,340
    Refunding, Series A, 6.00%, 7/15/13 .............................................................      10,000,000    10,553,500
St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ................................         450,000       482,544
St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
    7.75%, 8/15/01 ..................................................................................         495,000       499,544
    7.90%, 8/15/21 ..................................................................................         555,000       579,381
Pre-Refunded, 7.90%, 8/15/21 ........................................................................       4,000,000     4,397,920
Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 ..................................................................................       3,000,000     2,608,950
    5.40%, 5/15/28 ..................................................................................       1,500,000     1,241,280
University of Missouri Revenues, System Facilities, 5.80%, 11/01/27 .................................       7,750,000     8,124,710
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .................................................................................       2,500,000     2,569,500
    5.50%, 10/01/22 .................................................................................       2,500,000     2,399,320
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
    5.50%, 11/15/12 .................................................................................       1,000,000       866,300
    5.60%, 11/15/17 .................................................................................       1,700,000     1,393,711
    5.65%, 11/15/22 .................................................................................       1,500,000     1,189,905
West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 ...............................       1,250,000     1,289,563
                                                                                                                        ------------
TOTAL LONG TERM INVESTMENTS (COST $387,337,900) .....................................................                   397,343,085
                                                                                                                        ------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                        PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
=================================================================================================================================
(a)SHORT TERM INVESTMENTS .7%
Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured, Daily VRDN and
Put,
    3.25%, 10/15/14 ............................................................................      $  400,000    $    400,000
    3.25%, 4/15/15 .............................................................................       1,000,000       1,000,000
    3.25%, 10/15/15 ............................................................................         800,000         800,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
1.90%, 7/01/28 .................................................................................         700,000         700,000
                                                                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) .................................................                       2,900,000
                                                                                                                    ------------
TOTAL INVESTMENTS (COST $390,237,900) 99.6% ....................................................                     400,243,085
OTHER ASSETS, LESS LIABILITIES .4% .............................................................                       1,641,748
                                                                                                                    ------------
NET ASSETS 100.0% ..............................................................................                    $401,884,833
                                                                                                                    ============


See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                      See notes to financial statements.

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Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                             ------------------------------------------------------------------
CLASS A                                                         2001           2000         1999         1998           1997
===============================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $  11.04      $  12.16      $  12.11      $  11.73       $ 11.75
                                                             ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................            .60           .60           .60           .62           .64
 Net realized and unrealized gains (losses) ..........            .73         (1.12)          .06           .38         (.03)
                                                             ------------------------------------------------------------------
Total from investment operations .....................           1.33          (.52)          .66          1.00           .61
                                                             ------------------------------------------------------------------
Less distributions from net investment income ........           (.59)         (.60)         (.61)         (.62)         (.63)
                                                             ------------------------------------------------------------------
Net asset value, end of year .........................       $  11.78      $  11.04        $12.16      $  12.11       $ 11.73
                                                             ==================================================================
Total return(b) ......................................          12.38%        (4.37)%        5.54%         8.78%         5.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $342,402      $315,101      $349,419      $297,406       $260,979
Ratios to average net assets:
 Expenses ............................................            .69%          .68%          .70%          .70%          .70%
 Net investment income ...............................           5.25%         5.18%         4.95%         5.24%         5.47%
Portfolio turnover rate ..............................           9.61%        21.07%         5.44%         9.95%         9.98%

CLASS C
===============================================================================================================================
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $  11.12      $  12.24      $  12.18      $  11.79       $ 11.80
                                                             ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ............................            .54           .54           .54           .56           .57
 Net realized and unrealized gains (losses) ..........            .74         (1.13)          .06           .39         (.02)
                                                             ------------------------------------------------------------------
Total from investment operations .....................           1.28          (.59)          .60           .95           .55
                                                             ------------------------------------------------------------------
Less distributions from net investment income ........           (.53)         (.53)         (.54)         (.56)         (.56)
                                                             ------------------------------------------------------------------
Net asset value, end of year .........................       $  11.87      $  11.12      $  12.24      $  12.18       $ 11.79
                                                             ==================================================================
Total return(b) ......................................          11.79%        (4.88)%        5.02%         8.22%         4.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................       $ 43,476      $ 38,577      $ 38,171      $ 20,043       $ 9,607
Ratios to average net assets:
 Expenses ............................................           1.24%         1.23%         1.25%         1.26%         1.26%
 Net investment income ...............................           4.70%         4.63%         4.40%         4.69%         4.85%
Portfolio turnover rate ..............................           9.61%        21.07%         5.44%         9.95%         9.98%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001


                                                                                                     PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
===============================================================================================================================
LONG TERM INVESTMENTS 98.9%
Appalachian State University Revenue, Teachers College Utility System,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 .................................................    $1,075,000    $1,173,169
    Refunding, MBIA Insured, 5.00%, 5/15/24 ....................................................     3,000,000     2,915,520
Asheville Water System Revenue,
    FGIC Insured, 5.70%, 8/01/25 ...............................................................     4,000,000     4,128,840
    FSA Insured, 5.00%, 8/01/25 ................................................................     1,000,000       969,790
Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 ................     1,000,000     1,018,080
Buncombe County Metropolitan Sewage District System Revenue,
    FSA Insured, 5.00%, 7/01/29 ................................................................     5,000,000     4,809,300
    Series B, Pre-Refunded, 6.75%, 7/01/16 .....................................................        10,000        10,615
Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ............     5,115,000     5,120,217
Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ....................................................................................     4,000,000     4,250,840
    7/01/28 ....................................................................................     6,300,000     6,677,496
Charlotte COP, Convention Facility Project,
    5.625%, 12/01/25 ...........................................................................     7,230,000     7,791,482
    AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 ...............................................     2,250,000     2,354,895
Charlotte Water and Sewer GO, 5.00%, 2/01/21 ...................................................     4,000,000     3,940,320
Charlotte Water and Sewer Systems Revenue, 5.25%,
    6/01/24 ....................................................................................     2,000,000     2,006,120
    6/01/25 ....................................................................................     3,950,000     3,958,967
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 .............................................................................     3,465,000     3,603,219
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 .....................................     8,000,000     7,687,440
    Refunding, Series 1992, 6.25%, 1/01/20 .....................................................     2,620,000     2,673,212
    Series 1992, Pre-Refunded, 6.25%, 1/01/20 ..................................................     1,000,000     1,042,810
Coastal Solid Waste Disposal System Authority Revenue, Regional Solid Waste Management,
Pre-Refunded, 6.50%, 6/01/08 ...................................................................     3,100,000     3,273,321
Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
International Paper Co. Project, Refunding, Series A,
5.80%, 12/01/16 ................................................................................     1,450,000     1,449,855
Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 .............................................................................     1,475,000     1,556,022
    6.125%, 6/01/21 ............................................................................     2,180,000     2,327,346
Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 ..................................................     3,000,000     2,978,850
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 .....................................     3,500,000     3,895,745
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 .....................................     3,765,000     4,190,709
Cumberland County Finance Corp. Installment Payment Revenue, Detention Center
and Mental Health, FSA Insured, Pre-Refunded,
5.625%, 6/01/24 ................................................................................     5,000,000     5,464,900
Cumberland County Hospital Facilities Revenue, Cumberland County Hospital
Systems Inc., Refunding, 5.25%, 10/01/29........................................................     5,250,000     4,808,160
Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
6.75%, 9/01/12 .................................................................................     2,000,000     2,064,580
Durham COP, Series 1991, 6.875%, 4/01/09 .......................................................     1,650,000     1,686,251
Durham County COP, Jail Facilities and Computer Equipment Project, Pre-Refunded, 6.625%, 5/01/14     3,000,000     3,074,790
Eastern Municipal Power Agency Power System Revenue, Refunding, Series D, 6.75%, 1/01/26 .......     5,000,000     5,270,950
Fayetteville Public Works Commission Revenue, Series A, FSA Insured, 6.00%, 3/01/16 ............     2,000,000     2,064,200
Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 .............................................     1,250,000     1,212,325
Gastonia Combined Utilities System Revenue, MBIA Insured, 5.625%, 5/01/19 ......................     1,000,000     1,039,530
Greensboro COP, Coliseum Arena Expansion Project, Pre-Refunded, 6.75%, 12/01/09 ................     1,610,000     1,682,144
Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ............     1,320,000     1,365,751
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 .........................     1,000,000     1,065,540
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ............................................................................     4,000,000     3,659,600
    Refunding, 6.45%, 11/01/29 .................................................................     3,900,000     4,020,822
Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
International Project, 6.25%, 9/01/25...........................................................     2,000,000     2,011,600
Henderson County COP, Henderson County School Project,AMBAC Insured, 5.00%, 3/01/21 ............     1,000,000       972,890
Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 7/01/01 .       415,000       416,287
Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18 .     3,155,000     3,300,729
Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ....................     3,000,000     3,115,260
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 .....................................     2,000,000     1,923,120
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 .....................................     5,400,000     5,411,232

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
=================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ...........................    $ 1,000,000    $ 1,047,320
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, MBIA Insured,
5.00%, 10/01/28 .................................................................................      2,000,000      1,899,600
New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ............      1,000,000      1,030,080
North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 .........................................................      9,000,000      9,156,240
    Refunding, Series A, 6.50%, 1/01/18 .........................................................      3,000,000      3,213,330
    Refunding, Series A, 5.75%, 1/01/26 .........................................................     10,000,000      9,665,900
    Series B, MBIA Insured, 5.875%, 1/01/21 .....................................................      5,000,000      5,253,550
North Carolina Educational Facilities Finance Agency Revenue, High Point College Project, 7.10%,
    12/01/07 ....................................................................................        190,000        194,309
    12/01/08 ....................................................................................        205,000        209,584
    12/01/09 ....................................................................................        220,000        224,871
North Carolina HFA,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ...........................      2,500,000      2,572,825
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ......................................      2,780,000      2,871,379
    MF, Refunding, Series J, 5.45%, 7/01/17 .....................................................      2,175,000      2,219,435
    MFR, Refunding, Series B, 6.90%, 7/01/24 ....................................................      2,925,000      3,050,541
    Refunding, Series F, 6.70%, 1/01/27 .........................................................      4,855,000      5,125,472
    SF, Refunding, Series DD, 6.20%, 9/01/27 ....................................................      2,755,000      2,824,040
    SF, Series JJ, 6.45%, 9/01/27 ...............................................................      4,430,000      4,619,294
    SFMR, Series J, 7.40%, 3/01/22 ..............................................................        120,000        122,231
    SFR, Refunding, Series S, 6.95%, 3/01/17 ....................................................      2,180,000      2,251,744
    SFR, Series AA, 6.25%, 3/01/17 ..............................................................        850,000        889,644
    SFR, Series RR, 5.85%, 9/01/28 ..............................................................      3,500,000      3,562,475
    SFR, Series X, 6.65%, 9/01/19 ...............................................................      1,710,000      1,792,114
North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ...................      1,000,000        981,620
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ...................      5,500,000      5,272,025
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 .......................        630,000        637,919
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 .......................      1,220,000      1,224,453
North Carolina Medical Care Commission Health System Revenue, Catholic
Health East Project, Series C, AMBAC Insured, 5.00%, 11/15/18 ...................................      2,500,000      2,453,775
    11/15/28 ....................................................................................      4,600,000      4,368,436
North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Pre-Refunded, 7.50%, 8/15/21 ..........................      4,700,000      4,968,981
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 .............................      1,940,000      1,790,504
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ............................      1,920,000      1,568,371
    Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 .............................      3,500,000      3,728,445
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 .....................................      1,500,000      1,247,505
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 .....................................      2,800,000      2,226,980
    High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 ...........................      2,500,000      2,386,600
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ..................      5,000,000      4,880,800
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ...............      4,830,000      4,910,275
    Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ....................................      1,580,000      1,604,063
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .......................................      2,780,000      2,746,306
    Southeastern Regional Medical Center, 6.25%, 6/01/29 ........................................      4,000,000      4,118,400
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ....................      1,090,000        936,397
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .........................     10,825,000     10,902,074
    Wayne Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/21 ...............      1,000,000      1,035,070
    Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ..................      2,205,000      2,128,001
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ................      5,000,000      5,126,350
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 ...................................................................      6,820,000      6,881,380
    Series A, MBIA Insured, 5.00%, 1/01/20 ......................................................      2,000,000      1,940,520
North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan, sub. lien,
    Series A, 6.05%, 7/01/10 ....................................................................      3,310,000      3,437,998
    Series A, 6.30%, 7/01/15 ....................................................................      1,500,000      1,564,020
    Series C, 6.35%, 7/01/16 ....................................................................      4,500,000      4,691,790

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                              AMOUNT            VALUE
===================================================================================================================================
LONG TERM INVESTMENTS (CONT.)
Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ...................    $  2,000,000      $ 2,114,620
Pender County COP, Pre-Refunded, 7.70%, 6/01/11 ..................................................       1,195,000        1,230,993
Person County COP, Law Enforcement Center Project, Series 1991, MBIA Insured, 7.125%, 6/01/11 ....       2,165,000        2,223,715
Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured, 6.00%, 7/01/24       5,745,000        6,165,764
Pitt County COP,
    FGIC Insured, 6.00%, 4/01/12 .................................................................         750,000          778,973
    MBIA Insured, 5.85%, 4/01/17 .................................................................       5,055,000        5,368,309
    School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 .............................       1,670,000        1,706,773
    School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 .............................       1,000,000        1,023,280
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ........................................       8,050,000        8,909,177
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, MBIA Insured,
5.00%, 7/01/38 ...................................................................................       2,000,000        1,956,820
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ...............................................................................         100,000          100,340
    7.50%, 7/01/09 ...............................................................................          25,000           25,080
Puerto Rico Electric Power Authority Revenue,
    Series P, Pre-Refunded, 7.00%, 7/01/21 .......................................................       1,000,000        1,032,290
    Series T, Pre-Refunded, 6.375%, 7/01/24 ......................................................       1,000,000        1,108,860
    Series X, Pre-Refunded, 6.125%, 7/01/21 ......................................................       4,000,000        4,472,680
Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..............................         350,000          355,072
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..................       1,660,000        1,704,123
Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded, 6.125%, 1/01/22 .................       1,490,000        1,540,645
Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ...............       1,390,000        1,418,731
(b)Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .......................       8,000,000        7,743,600
Randolph County COP, FSA Insured, 5.75%, 6/01/22 .................................................       5,500,000        5,764,440
Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project, Refunding,
6.40%, 12/01/06 ..................................................................................       1,750,000        1,926,593
Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ...................       1,850,000        1,949,715
Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 ........................       1,000,000        1,020,000
Stokes County COP, MBIA Insured, 7.00%, 3/01/06 ..................................................       1,000,000        1,035,130
University of Greenboro Revenue, Housing and Dining System, Series G, MBIA Insured, 6.00%,
4/01/26 ..........................................................................................       2,040,000        2,195,632
University of North Carolina Revenue, Series A, 5.00%, 12/01/25 ..................................       4,500,000        4,362,975
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ..............................................................................       2,000,000        1,960,220
    5.625%, 10/01/25 .............................................................................       1,575,000        1,517,118
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co., 6.90%, 4/01/09 .      10,000,000       10,218,000
Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ....................       1,000,000        1,018,300
Winston-Salem SFMR, 8.00%, 9/01/07 ...............................................................         200,000          203,495
Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 ...........................       2,250,000        2,357,888
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $370,221,074) ..................................................                      381,499,228
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS 1.0%
Buncombe County GO, Weekly VRDN and Put, 3.40%, 6/01/16 ..........................................         900,000          900,000
Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN and
Put, 3.45%, 1/15/26 ..............................................................................         600,000          600,000
North Carolina Medical Care Commission Hospital Revenue, Lexington Memorial Hospital Project,
Refunding, Daily VRDN and Put, 3.25%, 4/01/10 ....................................................         500,000          500,000
North Carolina Medical Care Commission Hospital Revenue, Pooled Financing Project, Series A, Daily
VRDN and Put, 3.25%, 10/01/16 ....................................................................         500,000          500,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
Weekly VRDN and Put, 1.90%, 7/01/28 ..............................................................       1,500,000        1,500,000
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $4,000,000) ...................................................                        4,000,000
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $374,221,074) 99.9% ......................................................                      385,499,228
OTHER ASSETS, LESS LIABILITIES .1% ...............................................................                          379,143
                                                                                                                       ------------
NET ASSETS 100.0% ................................................................................                     $385,878,371
                                                                                                                       ============


See glossary of terms on page 105.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                             2001            2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     10.22     $     11.42     $     11.68     $     11.37     $     11.58
                                                -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ..................           .58             .58             .60             .62             .66
  Net realized and unrealized gains (losses)            .37           (1.16)           (.05)            .36              --
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .95            (.58)            .55             .98             .66
                                                -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .....................          (.57)           (.58)           (.60)           (.64)           (.67)
  Net realized gains ........................            --            (.04)           (.21)           (.03)           (.20)
                                                -----------------------------------------------------------------------------
Total distributions .........................          (.57)           (.62)           (.81)           (.67)           (.87)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     10.60     $     10.22     $     11.42     $     11.68     $     11.37
                                                =============================================================================
Total return(b) .............................          9.53%          (5.21)%          4.86%           8.91%           5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   103,010     $   104,433     $   127,739     $   130,578     $   126,612
Ratios to average net assets:
  Expenses ..................................           .81%            .78%            .77%            .76%            .75%
  Net investment income .....................          5.53%           5.35%           5.17%           5.44%           5.70%
Portfolio turnover rate .....................         14.02%          20.93%          25.26%          34.52%          35.57%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     10.36     $     11.57     $     11.81     $     11.49     $     11.68
                                                -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ..................           .53             .53             .53             .58             .60
  Net realized and unrealized gains (losses)            .37           (1.18)           (.03)            .35             .02
                                                -----------------------------------------------------------------------------
Total from investment operations ............           .90            (.65)            .50             .93             .62
                                                -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .....................          (.51)           (.52)           (.53)           (.58)           (.61)
  Net realized gains ........................            --            (.04)           (.21)           (.03)           (.20)
                                                -----------------------------------------------------------------------------
Total distributions .........................          (.51)           (.56)           (.74)           (.61)           (.81)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     10.75     $     10.36     $     11.57     $     11.81     $     11.49
                                                =============================================================================
Total return(b) .............................          8.90%          (5.77)%          4.40%           8.31%           5.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $     4,486     $     4,650     $     5,229     $     2,076     $       740
Ratios to average net assets:
  Expenses ..................................          1.36%           1.34%           1.33%           1.33%           1.32%
  Net investment income .....................          4.97%           4.79%           4.61%           4.79%           5.03%
Portfolio turnover rate .....................         14.02%          20.93%          25.26%          34.52%          35.57%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                      PRINCIPAL
   FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.0%
   Alliance Airport Authority Special Facilities Revenue, American Airlines Inc.
     Project, 7.00%, 12/01/11 .....................................................................  $2,250,000       $  2,472,750
   Austin Utility System Revenue, Series A,
       AMBAC Insured, 6.75%, 11/15/07 .............................................................     800,000            832,000
       Pre-Refunded, 8.00%, 11/15/16 ..............................................................      50,000             50,441
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
     Services, Refunding, FSA Insured, ETM, 6.00%, 11/15/15 .......................................   3,000,000          3,260,550
   Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 .........................................      75,000             76,873
   Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
       6.125%, 4/01/20 ............................................................................   1,000,000          1,041,160
       6.20%, 4/01/30 .............................................................................   2,845,000          2,953,366
   Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA
     Insured, 6.35%, 5/01/25 ......................................................................   1,890,000          2,010,166
   Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series
     A-2, 6.80%, 12/01/04 .........................................................................     825,000            863,544
   Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
       Refunding, Series C, 5.55%, 6/01/30 ........................................................   3,000,000          2,743,260
       Series A, 7.875%, 3/01/21 ..................................................................     500,000            516,980
   Cameron County HFC Revenue, Collateralized Mortgage Obligation, Refunding,
     Series B, FGIC Insured, 7.85%, 3/01/24 .......................................................      70,000             71,749
   Castleberry ISD,
       Pre-Refunded, 6.00%, 8/15/25 ...............................................................   1,825,000          2,011,314
       Refunding, 6.00%, 8/15/25 ..................................................................     175,000            181,223
   Comal County Health Facilities Development Corp. Revenue, McKenna Memorial
     Hospital, Refunding, FHA Insured, 7.375%, 1/15/21 ............................................   1,510,000          1,551,948
   Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ....................     560,000            580,916
   Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects,
     Refunding, 7.70%, 8/01/05 ....................................................................     500,000            507,980
   Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
       American Airlines Inc., 6.375%, 5/01/35 ....................................................   1,000,000          1,001,040
       American Airlines Inc., Refunding, 6.00%, 11/01/14 .........................................   2,000,000          2,030,460
       Delta Airlines Inc., 7.625%, 11/01/21 ......................................................   2,000,000          2,064,600
   Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ..........................   4,245,000          3,501,361
   Denison Hospital Authority Revenue, Texoma Medical Center Inc. Project, 7.00%, 8/15/14 .........   1,250,000          1,254,400
   Edcouch Elsa ISD, GO, 5.50%, 2/15/30 ...........................................................   2,000,000          2,025,280
   El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ........................................     295,000            304,703
   Fort Worth HFC,
       HMR, Refunding, Series A, 8.50%, 10/01/11 ..................................................     435,000            452,378
       SFMR, GNMA Secured, 8.25%, 12/01/11 ........................................................      20,000             20,116
   Gulf Coast Waste Disposal Authority Revenue,
       Champion International Corp., Series A, 6.875%, 12/01/28 ...................................   1,000,000          1,028,050
       Valero Energy Corp. Project, 5.70%, 4/01/32 ................................................   3,000,000          2,647,800
   Harris County Health Facilities Development Corp. Revenue, Hermann Hospital Project,
     FSA Insured, Pre-Refunded, 7.00%, 10/01/14 ...................................................     750,000            780,300
   Harrison County Health Facilities Development Corp. Hospital Revenue, Marshall
     Regional Medical Center Project, 5.50%, 1/01/18 ..............................................   1,750,000          1,636,688
   Keller ISD, GO, Refunding, 5.375%, 8/15/25 .....................................................   1,500,000          1,504,905
   Laredo ISD, GO, 5.25%, 8/01/24 .................................................................   4,000,000          3,962,560
   Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 .....................   2,000,000          2,059,220
   Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ....................   2,130,000          2,214,199
   Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
     Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ............................................   1,500,000          1,520,730
   Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian
     Care Centers Inc., Refunding, Series A, 6.40%,
       2/15/16 ....................................................................................   1,000,000            974,650
       2/15/20 ....................................................................................   2,000,000          1,909,260
   Montgomery County Texas GO, Library,
       FGIC Insured, Pre-Refunded, 6.75%, 9/01/10 .................................................     280,000            293,339
       FGIC Insured, Pre-Refunded, 6.75%, 9/01/11 .................................................     295,000            309,054
       Refunding, FGIC Insured, 6.75%, 9/01/10 ....................................................     495,000            513,394
       Refunding, FGIC Insured, 6.75%, 9/01/11 ....................................................     530,000            549,308
   North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
       Refunding, 6.30%, 2/15/15 ..................................................................   1,530,000          1,377,673
       Refunding, 6.375%, 2/15/20 .................................................................   2,785,000          2,417,631
       Series A, 5.375%, 2/15/14 ..................................................................     500,000            429,250
   Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
     Refunding, 5.60%, 1/01/27 ....................................................................   6,000,000          4,573,800
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 ...   2,000,000          1,798,280
   Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
     Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 .........................   7,000,000          7,420,140

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                     PRINCIPAL
   FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ............  $2,500,000       $  2,602,700
   Sabine River Authority PCR,
       Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ...................   5,000,000          5,342,250
       Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured,
         6.55%, 10/01/22 ..........................................................................   1,200,000          1,254,036
   Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
     Methodist Health, FGIC Insured, ETM, 6.00%, 9/01/24 ..........................................   4,000,000          4,399,120
   Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living
     Centers, Series C, 5.75%,
       8/15/18 ....................................................................................   1,570,000          1,322,458
       8/15/28                                                                                        3,900,000          3,121,794
   Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding,
     7.375%, 10/01/20 .............................................................................     500,000            623,995
   Texas Housing Agency Residential Development Mortgage Revenue, Series A, 7.60%, 7/01/16 ........   1,410,000          1,432,997
   Texas State Department of Housing and Community Affairs HMR, Refunding, Series A,
     GNMA Secured, 6.95%, 7/01/23 .................................................................   1,415,000          1,457,974
   Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .................   1,000,000          1,033,250
   Texas State Higher Education Coordinating Board College Student Loan Revenue, senior
     lien, 7.70%, 10/01/25 ........................................................................     490,000            503,357
   Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 1/01/07 .............      15,000             15,182
   University of Texas University Revenues, Financing System, Refunding,
       Series A, 7.00%, 8/15/07 ...................................................................     665,000            687,098
       Series A, 5.70%, 8/15/20 ...................................................................   1,000,000          1,048,410
       Series B, 6.75%, 8/15/13 ...................................................................   1,300,000          1,340,246
   Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist Medical
     Center Project, MBIA Insured, 7.125%, 9/01/14 ................................................     500,000            512,340
   West Side Calhoun County Navigation District Solid Waste Disposal Revenue, Union Carbide
     Chemical and Plastics Co. Project, 8.20%, 3/15/21 ............................................   1,000,000          1,033,050
   Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 ...............................................................     210,000            255,518
       Pre-Refunded, 7.00%, 8/15/24 ...............................................................     450,000            547,538
       Refunding, 7.00%, 8/15/24 ..................................................................     340,000            393,288
                                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $103,425,864) ................................................                    103,227,390
                                                                                                                      ------------
(a)SHORT TERM INVESTMENTS 1.8%
   Brazos River Harbor Naval District, Brazoria County Revenue, Dow Chemical Company
     Project, Refunding, Series A, Daily VRDN and Put, 3.15%, 8/01/22 .............................   1,400,000          1,400,000
   Harris County IDC, Solid Waste Disposal Revenue, Exxon Project, Daily VRDN and
     Put, 3.10%, 4/01/32 ..........................................................................     500,000            500,000
                                                                                                                      ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,900,000) .................................................                      1,900,000
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $105,325,864) 97.8% ....................................................                    105,127,390
   OTHER ASSETS, LESS LIABILITIES 2.2% ............................................................                      2,368,689
                                                                                                                      ------------
   NET ASSETS 100.0% ..............................................................................                   $107,496,079
                                                                                                                      ============

See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------------------------------------
CLASS A                                                2001            2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     10.79     $     11.88     $     11.88     $     11.65     $     11.72
                                                -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ..................           .59             .59             .60             .62             .65
  Net realized and unrealized gains (losses)            .65           (1.09)            .03             .35            (.07)
                                                -----------------------------------------------------------------------------
Total from investment operations ............          1.24            (.50)            .63             .97             .58
                                                -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .....................          (.58)           (.59)           (.60)           (.64)           (.64)
  Net realized gains ........................            --              --            (.03)           (.10)           (.01)
                                                -----------------------------------------------------------------------------
Total distributions .........................          (.58)           (.59)           (.63)           (.74)           (.65)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.45     $     10.79     $     11.88     $     11.88     $     11.65
                                                =============================================================================
Total return(b) .............................         11.80%          (4.31)%          5.40%           8.53%           5.15%
                                                =============================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   356,599     $   327,235     $   379,670     $   332,199     $   287,172
Ratios to average net assets:
  Expenses ..................................           .70%            .68%            .68%            .69%            .69%
  Net investment income .....................          5.27%           5.19%           4.98%           5.29%           5.56%
Portfolio turnover rate .....................          8.89%          22.53%           8.90%          12.90%          19.25%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     10.86     $     11.95     $     11.95     $     11.71     $     11.77
                                                -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ..................           .53             .53             .53             .57             .58
  Net realized and unrealized gains (losses)            .66           (1.09)            .03             .34            (.05)
                                                -----------------------------------------------------------------------------
Total from investment operations ............          1.19            (.56)            .56             .91             .53
                                                -----------------------------------------------------------------------------
Less distributions from:
  Net investment income .....................          (.52)           (.53)           (.53)           (.57)           (.58)
  Net realized gains ........................            --              --            (.03)           (.10)           (.01)
                                                -----------------------------------------------------------------------------
Total distributions .........................          (.52)           (.53)           (.56)           (.67)           (.59)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $     11.53     $     10.86     $     11.95     $     11.95     $     11.71
                                                =============================================================================
Total return(b) .............................         11.23%          (4.82)%          4.78%           7.97%           4.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $    24,766     $    21,454     $    22,796     $    13,186     $     6,674
Ratios to average net assets:
  Expenses ..................................          1.24%           1.23%           1.24%           1.25%           1.25%
  Net investment income .....................          4.72%           4.64%           4.42%           4.72%           4.94%
Portfolio turnover rate .....................          8.89%          22.53%           8.90%          12.90%          19.25%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                  PRINCIPAL
   FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.9%
   Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding,
     5.375%, 7/01/28 .........................................................................  $  5,000,000     $   4,671,150
   Albermarle County IDAR,
       Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ................................     5,000,000         5,082,700
       University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 ......     1,125,000         1,197,641
   Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ....     2,500,000         2,632,075
   Arlington County IDA, Hospital Facilities Revenue, Arlington Hospital, Series A,
     Pre-Refunded, 7.125%, 9/01/21 ...........................................................     2,000,000         2,076,640
   Augusta County IDAR, Augusta Hospital Corp. Project,
       AMBAC Insured, Pre-Refunded, 6.625%, 9/01/12 ..........................................     1,000,000         1,035,920
       Pre-Refunded, 7.00%, 9/01/21 ..........................................................     2,000,000         2,074,440
   Augusta County Virginia Service Authority Water and Sewer Revenue, MBIA Insured,
     5.00%, 11/01/24 .........................................................................     2,250,000         2,189,003
   Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
       5.60%, 12/01/25 .......................................................................     7,650,000         6,680,669
       6.30%, 12/01/25 .......................................................................     2,000,000         1,938,900
       Series A, 6.55%, 12/01/25 .............................................................     5,000,000         4,999,350
   Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA
     Insured, 6.00%, 6/01/12 .................................................................     3,940,000         4,210,087
   Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
       7/15/19 ...............................................................................     2,000,000         2,022,540
       7/15/32 ...............................................................................     8,000,000         7,990,000
   Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ....     5,000,000         5,242,700
   Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13 ..............................     2,000,000         2,045,900
   Danville IDA,
       Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
         6.50%, 10/01/24 .....................................................................     5,000,000         5,518,750
       Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .................       500,000           512,420
   Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ...     8,000,000         8,139,760
   Fairfax County IDAR, Health Care,
       Inova Health System Project, 6.00%, 8/15/26 ...........................................     5,000,000         5,203,450
       Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ......................     5,000,000         4,896,250
       INOVA Health, Refunding, Series A, 5.00%, 8/15/18 .....................................     2,100,000         2,097,522
   Fairfax County Redevelopment and Housing Authority MFHR,
       Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .................................     4,700,000         4,936,081
       Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..................     1,000,000         1,050,180
       Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .................     1,000,000         1,042,830
   Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ...............................     5,000,000         5,250,600
   Fairfax County Water Authority Revenue, Refunding, 5.00%, 4/01/29 .........................     1,000,000           964,880
   Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA
     Insured, 6.50%, 12/01/09 ................................................................     2,040,000         2,233,392
   Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
     Refunding, AMBAC Insured, 5.25%, 6/15/23 ................................................    10,000,000        10,039,100
   Front Royal and Warren County IDAR, Mortgage, Heritage Hall No. 13, Refunding, FHA
     Insured, 8.25%, 7/15/05 .................................................................        15,000            15,057
   Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ...     1,715,000         1,763,963
   Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center
     Expansion Project,
       6.125%, 6/15/29 .......................................................................     8,000,000         8,509,120
       6.25%, 6/15/32 ........................................................................     8,175,000         8,763,028
   Guam Airport Authority Revenue,
       Refunding, Series A, 6.375%, 10/01/10 .................................................       830,000           881,543
       Series A, 6.50%, 10/01/23 .............................................................     1,000,000         1,054,100
   Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative
     Project, 6.50%, 12/01/12 ................................................................     3,000,000         3,127,290
   Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
     Series A, GNMA Secured, 6.00%, 1/20/26 ..................................................     1,060,000         1,102,347
   Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16 ......     1,500,000         1,549,890
   Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
     5.00%, 7/01/28 ..........................................................................    10,000,000         9,752,000
   Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ...............     4,175,000         4,206,020
   Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 .............................................     1,000,000         1,055,890
   Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc.,
     Series A, 5.875%, 3/01/17 ...............................................................     1,000,000           892,770
   Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry,
     Refunding, 6.00%, 1/01/27 ...............................................................     1,250,000         1,279,613
   Isle Wight County IDA, Environmental Improvement Revenue, International Paper Company
     Project, Series A, 6.60%, 5/01/24 .......................................................     2,000,000         2,078,220
   Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 .........     4,155,000         4,137,009
   Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ...............     3,750,000         3,742,500
   Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26      3,000,000         3,099,420
   Loudoun County Sanitation Authority Water and Sewer Revenue,
       Refunding, FGIC Insured, 5.125%, 1/01/26 ..............................................     3,795,000         3,770,978
       Refunding, FGIC Insured, 5.125%, 1/01/30 ..............................................     5,250,000         5,183,378

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                  PRINCIPAL
   FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT            VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Loudoun County Sanitation Authority Water and Sewer Revenue, (cont.)
       Series 96, FGIC Insured, 5.25%, 1/01/26 ...............................................  $  6,500,000     $  6,553,430
       Series 96, FGIC Insured, 5.25%, 1/01/30 ...............................................     1,000,000        1,003,100
   Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ....     8,000,000        7,741,040
   Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding,
     Series A, GNMA Secured, 6.20%, 7/20/27 ..................................................     1,000,000        1,047,480
   Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 5/01/08 ........................     4,500,000        4,601,610
   Metropolitan Washington D.C. Airports Authority General Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ....................................     5,000,000        4,759,900
       Series A, 5.375%, 10/01/23 ............................................................     3,000,000        3,019,320
       Series B, 5.75%, 10/01/20 .............................................................     6,000,000        6,241,260
   Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
       5.875%, 8/01/21 .......................................................................     1,420,000        1,522,155
       6.10%, 8/01/26 ........................................................................     1,725,000        1,879,094
   Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ..............     1,000,000        1,027,130
   Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA
     Secured, 6.25%, 8/01/36 .................................................................     2,965,000        3,131,248
   Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA
     Secured, 5.85%, 12/20/30 ................................................................     4,060,000        4,189,027
   Norfolk IDAR,
       Children's Hospital of the Kings' Group Inc., AMBAC Insured, Pre-Refunded,
         7.00%, 6/01/11 ......................................................................     3,000,000        3,085,770
       Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 ...............     3,000,000        3,005,970
   Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ..............................     2,000,000        2,051,320
   Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ......................................     5,000,000        5,245,950
   Peninsula Airport Commission Revenue, Airport Improvement, Pre-Refunded, 7.25%, 7/15/11 ...     1,000,000        1,031,030
   Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project,
     Refunding, 7.375%, 6/01/20 ..............................................................     5,480,000        5,691,857
   Peninsula Ports Authority Health System Revenue, Riverside Health System Project,
     Series A, Pre-Refunded, 6.625%, 7/01/18 .................................................     6,000,000        6,359,280
   Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital
     Project, Refunding, FHA Insured, 8.70%, 8/01/23 .........................................        50,000           61,790
   Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
     6.00%, 12/01/33 .........................................................................     2,340,000        2,405,754
   Prince William County Service Authority Water and Sewer Systems Revenue, FGIC
     Insured, 5.50%, 7/01/29 .................................................................     5,000,000        5,142,400
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
       Series A, MBIA Insured, 5.00%, 7/01/38 ................................................     2,000,000        1,956,820
       Series Y, 5.50%, 7/01/36 ..............................................................     4,500,000        4,626,630
       Series Y, Pre-Refunded, 6.00%, 7/01/22 ................................................     2,000,000        2,247,000
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Series A, 7.90%, 7/01/07 ................................................................       100,000          100,350
       7.75%, 7/01/08 ........................................................................       350,000          351,190
   Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29      5,000,000        5,051,250
   Puerto Rico Electric Power Authority Revenue,
       Refunding, Series Z, 5.25%, 7/01/21 ...................................................     1,500,000        1,501,605
       Series DD, MBIA Insured, 5.00%, 7/01/28 ...............................................     3,000,000        2,951,460
       Series P, Pre-Refunded, 7.00%, 7/01/21 ................................................     1,500,000        1,548,435
   Puerto Rico HFC Revenue,
       MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................................     2,005,000        2,034,052
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ................        20,000           23,583
   Richmond GO, Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 ............     2,000,000        1,982,580
   Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 ..     3,000,000        3,036,090
   Richmond Metropolitan Authority Expressway Revenue,
       Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 .....................................     4,030,000        4,188,984
       Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 .................................     1,500,000        1,587,645
       Series B, FGIC Insured, Pre-Refunded, 6.25%, 7/15/22 ..................................       970,000        1,025,077
   South Boston IDAR, Halifax Community Hospital Inc. Project, 7.375%, 9/01/11 ...............     4,250,000        4,415,878
   Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
       5.25%, 6/01/22 ........................................................................     6,500,000        6,551,350
       5.40%, 6/01/27 ........................................................................     6,800,000        6,912,404
   University of Virginia Revenue, Refunding, Series A, 5.00%, 6/01/24 .......................     3,000,000        2,939,190
   Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/15 ..............................................................................     1,500,000        1,507,695
       10/01/18 ..............................................................................     1,500,000        1,470,165
   Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ....................................     1,865,000        1,878,670

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                   PRINCIPAL
   FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Virginia College Building Authority Educational Facilities Revenue,
       Hampton University Project, 6.00%, 4/01/20 ............................................  $  1,500,000     $  1,580,790
       Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 ............................     1,750,000        1,862,018
       Washington and Lee University, 5.75%, 1/01/19 .........................................        50,000           51,780
   Virginia State HDA,
       Commonwealth Mortgage, Series A, 7.10%, 1/01/17 .......................................     1,000,000        1,029,340
       Commonwealth Mortgage, Series A, 7.15%, 1/01/33 .......................................     4,440,000        4,594,379
       Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 .......................         5,000            5,015
       Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 ......................        45,000           45,566
       Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 .......................     2,000,000        2,090,040
       Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 .......................     1,875,000        1,951,069
       Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 .......................       155,000          155,279
       MFH, Series C, 5.30%, 11/01/16 ........................................................     1,000,000        1,010,470
       MFH, Series F, 7.10%, 5/01/13 .........................................................     9,000,000        9,204,480
       MFH, Series H, 5.55%, 5/01/15 .........................................................     1,000,000        1,027,440
       Rental Housing, Series J, 5.80%, 2/01/19 ..............................................     2,000,000        2,064,420
       Rental Housing, Series L, 5.75%, 2/01/15 ..............................................     1,000,000        1,047,460
       SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 .........................................     2,000,000        2,109,540
   Virginia State Resource Authority Airport Revenue, Revolving Fund, Series A,
     5.00%, 8/01/27 ..........................................................................     3,000,000        2,910,030
   Virginia State Resources Authority Water and Sewer System Revenue,
       Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ...................................        45,000           45,249
       Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ...................................        10,000           10,053
       Rapidan Service Authority, Refunding, 5.30%, 10/01/18 .................................     1,610,000        1,644,400
   Virginia State Resources Authority Water System Revenue, Refunding, Series A,
     6.125%, 4/01/19 .........................................................................     1,000,000        1,011,660
   Virginia State Transportation Board Transportation Contract Revenue, U.S. Route 28
     Project, Refunding, 6.50%, 4/01/18 ......................................................     9,000,000        9,363,420
   Washington County IDA,
       College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ..........     3,295,000        3,341,229
       Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
         Pre-Refunded, 7.00%, 7/01/22 ........................................................     3,000,000        3,194,040
   West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding,
     Series B, 6.25%, 3/01/19 ................................................................     4,500,000        4,089,375
   Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah
     University Project, Asset Guaranteed,
       6.80%, 10/01/24 .......................................................................       185,000          200,320
       Pre-Refunded, 6.80%, 10/01/24 .........................................................     1,000,000        1,122,500
   York County Sewer Revenue, 5.875%,
       6/01/24 ...............................................................................       500,000          532,185
       6/01/29 ...............................................................................     1,500,000        1,592,370
                                                                                                                 ------------
   TOTAL LONG TERM INVESTMENTS (COST $361,717,033) ...........................................                    373,510,001
                                                                                                                 ------------
(a)SHORT TERM INVESTMENTS 5%
   Petersburg Hospital Authority Revenue, Hospital Facility, Southside Regional,
     Daily VRDN and Put, 3.25%, 7/01/17 ......................................................       100,000          100,000
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
     Weekly VRDN and Put, 1.90%, 12/01/15 ....................................................       100,000          100,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ......................................     1,100,000        1,100,000
   Waynesboro IDAR, Residential Care Facilities, Sunnyside Presbyterian Home, Refunding,
     Daily VRDN and Put, 3.25%, 12/15/28 .....................................................       500,000          500,000
                                                                                                                 ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,800,000) ............................................                      1,800,000
                                                                                                                 ------------
   TOTAL INVESTMENTS (COST $363,517,033) 98.4% ...............................................                    375,310,001
   OTHER ASSETS, LESS LIABILITIES 1.6% .......................................................                      6,055,019
                                                                                                                 ------------
   NET ASSETS 100.0% .........................................................................                   $381,365,020
                                                                                                                 ============

See glossary of terms on page 105.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES      - Adjustable Convertible Exempt Securities
AMBAC     - American Municipal Bond Assurance Corp.
BIG       - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA       - Community Development Authority/Agency
CDD       - Community Development District
COP       - Certificate of Participation
EDA       - Economic Development Authority
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority Revenue
HFC       - Housing Finance Corp.
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDC       - Industrial Development Corp.
IDR       - Industrial Development Revenue
ISD       - Independent School District
LLC       - Limited Liability Corporation
LP        - Limited Partnership
MAC       - Municipal Assistance Corporation
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFH       - Multi-Family Housing
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
PBA       - Public Building Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
RDA       - Redevelopment Authority/Agency
SF        - Single Family
SFHR      - Single Family Housing Revenue
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
SFR       - Single Family Revenue
VHA       - Veterans Administration
VRDN      - Variable Rate Demand Notes
ZERO CPN. - zero coupon

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001

                                                             FRANKLIN          FRANKLIN            FRANKLIN            FRANKLIN
                                                         ALABAMA TAX-FREE  FLORIDA TAX-FREE    GEORGIA TAX-FREE   KENTUCKY TAX-FREE
                                                            INCOME FUND       INCOME FUND         INCOME FUND         INCOME FUND
                                                         ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................    $ 216,213,836     $ 1,524,148,326      $ 171,497,937       $ 73,982,026
                                                         ===========================================================================
  Value .............................................      221,647,113       1,594,557,880        177,913,279         75,237,300
 Cash ...............................................           33,227              30,675             26,793             74,697
 Receivables:
  Capital shares sold ...............................          119,948           5,789,204            464,936            139,521
  Interest ..........................................        3,561,689          26,442,593          2,561,495          1,070,393
                                                         ---------------------------------------------------------------------------
    Total assets ....................................      225,361,977       1,626,820,352        180,966,503         76,521,911
                                                         ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ...........................           74,620           2,914,982            431,356                 --
  Affiliates ........................................          134,954             823,036            112,999             22,748
  Shareholders ......................................          208,807           1,000,751             57,934             34,210
 Distributions to shareholders ......................          239,087           1,754,682            208,537             81,876
 Other liabilities ..................................           31,353             127,233             22,998             14,210
                                                         ---------------------------------------------------------------------------
    Total liabilities ...............................          688,821           6,620,684            833,824            153,044
                                                         ---------------------------------------------------------------------------
     Net assets, at value ...........................    $ 224,673,156     $ 1,620,199,668      $ 180,132,679       $ 76,368,867
                                                         ===========================================================================
Net assets consist of:
 Undistributed net investment income ................    $    (220,851)    $       172,120      $    (148,402)      $    (50,920)
 Net unrealized appreciation ........................        5,433,277          70,409,554          6,415,342          1,255,274
 Accumulated net realized loss ......................       (9,365,678)        (13,046,856)        (2,685,051)        (1,119,356)
 Capital shares .....................................      228,826,408       1,562,664,850        176,550,790         76,283,869
                                                         ---------------------------------------------------------------------------
     Net assets, at value ...........................    $ 224,673,156     $ 1,620,199,668      $ 180,132,679       $ 76,368,867
                                                         ===========================================================================
CLASS A:
 Net assets, at value ...............................    $ 210,197,828     $ 1,538,593,078      $ 163,352,384       $ 76,368,867
                                                         ===========================================================================
 Shares outstanding .................................       18,976,583         133,330,303         13,922,535          6,923,411
                                                         ===========================================================================
 Net asset value per share(a) .......................    $       11.08     $         11.54      $       11.73       $      11.03
                                                         ===========================================================================
 Maximum offering price per share
  (net asset value per share / 95.75%) ..............    $       11.57     $         12.05      $       12.25       $      11.52
                                                         ===========================================================================
CLASS B:
 Net assets, at value ...............................               --     $     7,412,490                 --                 --
                                                         ===========================================================================
 Shares outstanding .................................               --             640,303                 --                 --
                                                         ===========================================================================
 Net asset value and maximum offering price per
   share(a) .........................................               --     $         11.58                 --                 --
                                                         ===========================================================================
CLASS C:
 Net assets, at value ...............................    $  14,475,328     $    74,194,100      $  16,780,295                 --
                                                         ===========================================================================
 Shares outstanding .................................        1,299,262           6,371,172          1,420,642                 --
                                                         ===========================================================================
 Net asset value per share(a) .......................    $       11.14     $         11.65      $       11.81                 --
                                                         ===========================================================================
 Maximum offering price per share
  (net asset value per share / 99%) .................    $       11.25     $         11.77      $       11.93                 --
                                                         ===========================================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2001

                                            FRANKLIN             FRANKLIN           FRANKLIN                FRANKLIN
                                        LOUISIANA TAX-FREE   MARYLAND TAX-FREE  MISSOURI TAX-FREE   NORTH CAROLINA TAX-FREE
                                           INCOME FUND          INCOME FUND        INCOME FUND            INCOME FUND
                                        -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................    $ 161,989,616       $ 258,479,989       $ 390,237,900           $ 374,221,074
                                        ===================================================================================
  Value ..............................      165,772,830         267,067,795         400,243,085             385,499,228
 Cash ................................          122,933              94,219              89,227                 852,392
 Receivables:
  Investment securities sold .........        3,007,185                  --                  --               2,442,183
  Capital shares sold ................          187,464           1,298,943           1,202,708                 514,282
  Interest ...........................        2,638,903           4,013,510           6,390,029               5,717,046
                                        -----------------------------------------------------------------------------------
     Total assets ....................      171,729,315         272,474,467         407,925,049             395,025,131
                                        -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....        3,959,869                  --           4,985,700               7,771,804
  Capital shares redeemed ............          222,805             327,841             128,919                 573,585
  Affiliates .........................          104,748             163,150             228,901                 227,431
  Shareholders .......................           73,520             164,587             233,754                 134,946
 Distributions to shareholders .......          177,261             275,847             416,393                 404,045
 Other liabilities ...................           17,416              32,066              46,549                  34,949
                                        -----------------------------------------------------------------------------------
     Total liabilities ...............        4,555,619             963,491           6,040,216               9,146,760
                                        -----------------------------------------------------------------------------------
      Net assets, at value ...........    $ 167,173,696       $ 271,510,976       $ 401,884,833           $ 385,878,371
                                        ===================================================================================
Net assets consist of:
 Undistributed net investment income .    $    (154,574)      $     140,927       $      35,992           $     266,458
 Net unrealized appreciation .........        3,783,214           8,587,806          10,005,185              11,278,154
 Accumulated net realized loss .......       (1,682,582)         (2,054,462)         (3,426,621)             (4,635,138)
 Capital shares ......................      165,227,638         264,836,705         395,270,277             378,968,897
                                        -----------------------------------------------------------------------------------
      Net assets, at value ...........    $ 167,173,696       $ 271,510,976       $ 401,884,833           $ 385,878,371
                                        ===================================================================================
CLASS A:
 Net assets, at value ................    $ 154,749,681       $ 248,963,669       $ 373,189,695           $ 342,402,029
                                        ===================================================================================
 Shares outstanding ..................       13,797,592          21,919,057          31,705,992              29,060,286
                                        ===================================================================================
 Net asset value per share(a) ........    $       11.22       $       11.36       $       11.77           $       11.78
                                        ===================================================================================
 Maximum offering price per share
  (net asset value per share / 95.75%)    $       11.72       $       11.86       $       12.29           $       12.30
                                        ===================================================================================
CLASS C:
 Net assets, at value ................    $  12,424,015       $  22,547,307       $  28,695,138           $  43,476,342
                                        ===================================================================================
 Shares outstanding ..................        1,100,088           1,967,557           2,427,328               3,663,678
                                        ===================================================================================
 Net asset value per share(a) ........    $       11.29       $       11.46       $       11.82           $       11.87
                                        ===================================================================================
 Maximum offering price per share
  (net asset value per share / 99%) ..    $       11.40       $       11.58       $       11.94           $       11.99
                                        ===================================================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2001

                                                                             FRANKLIN         FRANKLIN
                                                                          TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                                            INCOME FUND      INCOME FUND
                                                                          ---------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................    $ 105,325,864     $ 363,517,033
                                                                          =================================
  Value ..............................................................      105,127,390       375,310,001
 Cash ................................................................           53,832            46,849
 Receivables:
  Capital shares sold ................................................        1,072,259         1,589,457
  Interest ...........................................................        1,593,490         5,546,234
                                                                          ---------------------------------
    Total assets .....................................................      107,846,971       382,492,541
                                                                          ---------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ............................................           77,366           234,378
  Affiliates .........................................................           66,426           217,502
  Shareholders .......................................................           69,195           233,041
 Distributions to shareholders .......................................          118,691           399,914
 Other liabilities ...................................................           19,214            42,686
                                                                          ---------------------------------
    Total liabilities ................................................          350,892         1,127,521
                                                                          ---------------------------------
     Net assets, at value ............................................    $ 107,496,079     $ 381,365,020
                                                                          =================================
Net assets consist of:
 Undistributed net investment income .................................    $    (101,977)    $      78,178
 Net unrealized appreciation (depreciation) ..........................         (198,474)       11,792,968
 Accumulated net realized loss .......................................       (1,592,674)       (5,251,289)
 Capital shares ......................................................      109,389,204       374,745,163
                                                                          ---------------------------------
     Net assets, at value ............................................    $ 107,496,079     $ 381,365,020
                                                                          =================================
CLASS A:
 Net assets, at value ................................................    $ 103,009,998     $ 356,599,474
                                                                          =================================
 Shares outstanding ..................................................        9,714,765        31,145,456
                                                                          =================================
 Net asset value per share(a) ........................................    $       10.60     $       11.45
                                                                          =================================
 Maximum offering price per share (net asset value per share / 95.75%)    $       11.07     $       11.96
                                                                          =================================
CLASS C:
 Net assets, at value ................................................    $   4,486,081     $  24,765,546
                                                                          =================================
 Shares outstanding ..................................................          417,195         2,147,229
                                                                          =================================
 Net asset value per share(a) ........................................    $       10.75     $       11.53
                                                                          =================================
 Maximum offering price per share (net asset value per share / 99%) ..    $       10.86     $       11.65
                                                                          =================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                            FRANKLIN           FRANKLIN           FRANKLIN          FRANKLIN
                                                         ALABAMA TAX-FREE  FLORIDA TAX-FREE   GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                           INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND
                                                         ------------------------------------------------------------------------
Investment income:
 Interest ...........................................      $ 13,335,945       $ 94,832,391      $  9,942,118       $ 3,995,260
                                                         ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...........................         1,228,177          7,333,105           968,748           433,107
 Distribution fees (Note 3)
   Class A ..........................................           205,688          1,474,841           153,785            66,198
   Class B ..........................................                --             18,621                --                --
   Class C ..........................................            90,220            458,514            95,922                --
 Transfer agent fees (Note 3) .......................           114,881            650,554            95,348            34,567
 Custodian fees .....................................             2,113             15,215             1,623               648
 Reports to shareholders ............................            18,587            106,327            17,893             7,815
 Registration and filing fees .......................             4,913             13,751             4,649             2,496
 Professional fees (Note 3) .........................            10,055             38,375             9,661             8,909
 Trustees' fees and expenses ........................             2,406             17,202             1,826               741
 Other ..............................................            13,662             54,360            11,884            11,276
                                                         ------------------------------------------------------------------------
     Total expenses .................................         1,690,702         10,180,865         1,361,339           565,757
     Expenses waived/paid by affiliate (Note 3) .....                --                 --                --          (255,277)
                                                         ------------------------------------------------------------------------
      Net expenses ..................................         1,690,702         10,180,865         1,361,339           310,480
                                                         ------------------------------------------------------------------------
       Net investment income ........................        11,645,243         84,651,526         8,580,779         3,684,780
                                                         ------------------------------------------------------------------------
 Realized and unrealized gains (losses):
  Net realized gain (loss) from investments .........        (7,423,932)         3,411,816          (546,218)            7,239
  Net unrealized appreciation on investments ........        16,719,660         87,282,257        10,916,871         3,894,477
                                                         ------------------------------------------------------------------------
 Net realized and unrealized gain ...................         9,295,728         90,694,073        10,370,653         3,901,716
                                                         ------------------------------------------------------------------------
 Net increase in net assets resulting from operations      $ 20,940,971       $175,345,599      $ 18,951,432       $ 7,586,496
                                                         ========================================================================

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                     FRANKLIN           FRANKLIN          FRANKLIN              FRANKLIN
                                                LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE  NORTH CAROLINA TAX-FREE
                                                    INCOME FUND        INCOME FUND       INCOME FUND            INCOME FUND
                                                ---------------------------------------------------------------------------------
Investment income:
 Interest ....................................    $ 9,829,177        $ 14,732,481         $ 22,537,933         $21,710,550
                                                ---------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................        938,871           1,377,883            1,971,021           1,900,389
 Distribution fees (Note 3)
  Class A ....................................        146,892             231,094              352,936             324,510
  Class C ....................................         74,119             120,055              163,535             263,073
 Transfer agent fees (Note 3) ................         65,852             149,624              206,781             186,648
 Custodian fees ..............................          1,606               2,381                3,680               3,432
 Reports to shareholders .....................         13,591              22,585               36,846              31,990
 Registration and filing fees ................          2,897               6,396                6,956               4,757
 Professional fees (Note 3) ..................         10,048              10,337               15,702              15,285
 Trustees' fees and expenses .................          1,760               2,706                4,145               3,967
 Other .......................................         12,377              14,023               21,269              16,949
                                                ---------------------------------------------------------------------------------
     Total expenses ..........................      1,268,013           1,937,084            2,782,871           2,751,000
                                                ---------------------------------------------------------------------------------
      Net investment income ..................      8,561,164          12,795,397           19,755,062          18,959,550
                                                ---------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...         19,586            (796,712)          (2,131,097)            409,042
 Net unrealized appreciation on investments...      9,892,466          17,083,330           27,260,826          23,088,641
                                                ---------------------------------------------------------------------------------
Net realized and unrealized gain .............      9,912,052          16,286,618           25,129,729          23,497,683
                                                ---------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations .................................    $18,473,216        $ 29,082,015         $ 44,884,791         $42,457,233
                                                =================================================================================

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                            FRANKLIN          FRANKLIN
                                                         TEXAS TAX-FREE   VIRGINIA TAX-FREE
                                                          INCOME FUND        INCOME FUND
                                                         ---------------------------------
Investment income:
 Interest ..........................................      $ 6,797,963       $ 21,543,471
                                                         ---------------------------------
Expenses:
 Management fees (Note 3) ..........................          661,295          1,881,538
 Distribution fees (Note 3)
  Class A ..........................................           94,503            337,446
  Class C ..........................................           29,235            146,921
 Transfer agent fees (Note 3) ......................           64,078            195,188
 Custodian fees ....................................              920              3,560
 Reports to shareholders ...........................           12,721             36,377
 Registration and filing fees ......................            9,236              5,245
 Professional fees (Note 3) ........................            9,333             15,274
 Trustees' fees and expenses .......................            1,178              3,926
 Other .............................................            7,838             20,169
                                                         ---------------------------------
    Total expenses .................................          890,337          2,645,644
                                                         ---------------------------------
     Net investment income .........................        5,907,626         18,897,827
                                                         ---------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ................         (469,778)        (1,474,571)
 Net unrealized appreciation on investments ........        4,404,326         22,818,280
                                                         ---------------------------------
Net realized and unrealized gain ...................        3,934,548         21,343,709
                                                         ---------------------------------
Net increase in net assets resulting from operations      $ 9,842,174       $ 40,241,536
                                                         =================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                     FRANKLIN ALABAMA
                                                                                   TAX-FREE INCOME FUND
                                                                           --------------------------------------
                                                                                  2001             2000
                                                                           --------------------------------------
Increase (decrease) in net assets:
Operations:
 Net investment income ...............................................      $  11,645,243       $  13,068,175
 Net realized gain (loss) from investments ...........................         (7,423,932)         (1,941,746)
 Net unrealized appreciation (depreciation) on investments ...........         16,719,660         (21,033,255)
                                                                           --------------------------------------
       Net increase (decrease) in net assets resulting from operations         20,940,971          (9,906,826)
Distributions to shareholders from:
 Net investment income:
  Class A ............................................................        (11,146,297)        (12,239,187)
  Class B ............................................................               --                  --
  Class C ............................................................           (674,065)           (756,383)
 Net realized gains:
  Class A ............................................................               --              (148,882)
  Class C ............................................................               --               (10,265)
                                                                           --------------------------------------
Total distributions to shareholders ..................................        (11,820,362)        (13,154,717)
Capital share transactions: (Note 2)
  Class A ............................................................         (1,604,562)        (13,868,546)
  Class B ............................................................               --                  --
  Class C ............................................................           (155,394)            677,121
                                                                           --------------------------------------
Total capital share transactions .....................................         (1,759,956)        (13,191,425)
       Net increase (decrease) in net assets .........................          7,360,653         (36,252,968)
Net assets
 Beginning of year ...................................................        217,312,503         253,565,471
                                                                           --------------------------------------
 End of year .........................................................      $ 224,673,156       $ 217,312,503
                                                                           ======================================
Undistributed net investment income included in net assets:
 End of year .........................................................      $    (220,851)      $     (45,732)
                                                                           ======================================



                                                                                          FRANKLIN FLORIDA
                                                                                        TAX-FREE INCOME FUND
                                                                             ------------------------------------------
Increase (decrease) in net assets:                                                      2001                 2000
                                                                             ------------------------------------------
Operations:
 Net investment income ..................................................      $    84,651,526       $    93,382,603
 Net realized gain (loss) from investments ..............................            3,411,816           (16,458,672)
 Net unrealized appreciation (depreciation) on investments ..............           87,282,257          (142,566,112)
                                                                             ------------------------------------------
       Net increase (decrease) in net assets resulting from operations ..          175,345,599           (65,642,181)
Distributions to shareholders from:
 Net investment income:
  Class A ...............................................................          (80,262,897)          (88,822,812)
  Class B ...............................................................             (132,061)                 (671)
  Class C ...............................................................           (3,372,889)           (3,823,746)
 Net realized gains:
  Class A ...............................................................                 --                (135,167)
  Class C ...............................................................                 --                  (6,472)
                                                                             ------------------------------------------
Total distributions to shareholders .....................................          (83,767,847)          (92,788,868)
Capital share transactions: (Note 2)
  Class A ...............................................................          (58,291,448)         (125,007,930)
  Class B ...............................................................            6,931,249               302,068
  Class C ...............................................................           (2,081,139)           (3,115,486)
                                                                             ------------------------------------------
Total capital share transactions ........................................          (53,441,338)         (127,821,348)
       Net increase (decrease) in net assets ............................           38,136,414          (286,252,397)
Net assets
 Beginning of year ......................................................        1,582,063,254         1,868,315,651
                                                                             ------------------------------------------
 End of year ............................................................      $ 1,620,199,668       $ 1,582,063,254
                                                                             ==========================================
Undistributed net investment income included in net assets:
 End of year ............................................................      $       172,120       $      (711,559)
                                                                             ==========================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS(CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                        FRANKLIN GEORGIA
                                                                                      TAX-FREE INCOME FUND
                                                                               -------------------------------------
                                                                                      2001             2000
                                                                               -------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income ................................................      $   8,580,779       $   8,988,243
   Net realized gain (loss) from investments ............................           (546,218)         (2,138,833)
   Net unrealized appreciation (depreciation) on investments ............         10,916,871         (13,879,003)
                                                                               -------------------------------------
        Net increase (decrease) in net assets resulting from operations .         18,951,432          (7,029,593)
Distributions to shareholders from:
   Net investment income:
    Class A .............................................................         (7,871,554)         (8,287,173)
    Class C .............................................................           (677,364)           (811,799)
   Net realized gains:
    Class A .............................................................               --               (23,508)
    Class C .............................................................               --                (3,091)
                                                                               -------------------------------------
Total distributions to shareholders .....................................         (8,548,918)         (9,125,571)
Capital share transactions: (Note 2)
    Class A .............................................................          2,202,729           1,509,896
    Class C .............................................................          1,046,745            (820,507)
                                                                               -------------------------------------
Total capital share transactions ........................................          3,249,474             689,389
        Net increase (decrease) in net assets ...........................         13,651,988         (15,465,775)
Net assets
   Beginning of year ....................................................        166,480,691         181,946,466
                                                                               -------------------------------------
   End of year ..........................................................      $ 180,132,679       $ 166,480,691
                                                                               =====================================
Undistributed net investment income included in net assets:
   End of year ..........................................................      $    (148,402)      $    (180,263)
                                                                               =====================================



                                                                                    FRANKLIN KENTUCKY
                                                                                   TAX-FREE INCOME FUND
                                                                               -------------------------------------
                                                                                 2001                2000
                                                                               -------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income ................................................      $  3,684,780       $  3,507,656
   Net realized gain (loss) from investments ............................             7,239           (284,008)
   Net unrealized appreciation (depreciation) on investments ............         3,894,477         (6,088,136)
                                                                               -------------------------------------
        Net increase (decrease) in net assets resulting from operations .         7,586,496         (2,864,488)
Distributions to shareholders from:
   Net investment income:
    Class A .............................................................        (3,681,807)        (3,541,759)
    Class C .............................................................              --                 --
   Net realized gains:
    Class A .............................................................              --                 --
    Class C .............................................................              --                 --
                                                                               -------------------------------------
Total distributions to shareholders .....................................        (3,681,807)        (3,541,759)
Capital share transactions: (Note 2)
    Class A .............................................................         8,499,832          5,854,989
    Class C .............................................................              --                 --
                                                                               -------------------------------------
Total capital share transactions ........................................         8,499,832          5,854,989
        Net increase (decrease) in net assets ...........................        12,404,521           (551,258)
Net assets
   Beginning of year ....................................................        63,964,346         64,515,604
                                                                               -------------------------------------
   End of year ..........................................................      $ 76,368,867       $ 63,964,346
                                                                               =====================================
Undistributed net investment income included in net assets:
   End of year ..........................................................      $    (50,920)      $    (53,893)
                                                                               =====================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS(CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                      FRANKLIN LOUISIANA
                                                                                     TAX-FREE INCOME FUND
                                                                               ------------------------------------
                                                                                     2001             2000
                                                                               ------------------------------------
Increase (decrease) in net assets:
   Operations:
    Net investment income ...............................................      $   8,561,164       $   8,654,539
    Net realized gain (loss) from investments ...........................             19,586            (736,633)
    Net unrealized appreciation (depreciation) on investments ...........          9,892,466         (14,692,161)
                                                                               ------------------------------------
        Net increase (decrease) in net assets resulting from operations .         18,473,216          (6,774,255)
   Distributions to shareholders from:
    Net investment income:
      Class A ...........................................................         (8,028,418)         (8,236,437)
      Class C ...........................................................           (545,107)           (552,233)
    Net realized gains:
      Class A ...........................................................               --                  --
      Class C ...........................................................               --                  --
                                                                               ------------------------------------
Total distributions to shareholders .....................................         (8,573,525)         (8,788,670)
Capital share transactions: (Note 2)
    Class A .............................................................          1,244,874             651,808
    Class C .............................................................            999,650           1,859,055
                                                                               ------------------------------------
   Total capital share transactions .....................................          2,244,524           2,510,863
        Net increase (decrease) in net assets ...........................         12,144,215         (13,052,062)
Net assets
   Beginning of year ....................................................        155,029,481         168,081,543
                                                                               ------------------------------------
   End of year ..........................................................      $ 167,173,696       $ 155,029,481
                                                                               ====================================
Undistributed net investment income included in net assets:
   End of year ..........................................................      $    (154,574)      $    (142,213)
                                                                               ====================================



                                                                                    FRANKLIN MARYLAND
                                                                                   TAX-FREE INCOME FUND
                                                                           ----------------------------------
                                                                               2001                 2000
                                                                           ----------------------------------
Increase (decrease) in net assets:
   Operations:
    Net investment income ...........................................      $  12,795,397       $  13,205,525
    Net realized gain (loss) from investments .......................           (796,712)         (1,257,750)
    Net unrealized appreciation (depreciation) on investments .......         17,083,330         (22,644,506)
                                                                           ----------------------------------
     Net increase (decrease) in net assets resulting from
      operations ....................................................         29,082,015         (10,696,731)
   Distributions to shareholders from:
    Net investment income:
      Class A .......................................................        (11,797,081)        (12,280,580)
      Class C .......................................................           (838,103)           (811,996)
    Net realized gains:
      Class A .......................................................               --              (671,937)
      Class C .......................................................               --               (49,584)
                                                                           ----------------------------------
   Total distributions to shareholders ..............................        (12,635,184)        (13,814,097)
   Capital share transactions: (Note 2)
      Class A .......................................................         12,559,463          (9,036,275)
      Class C .......................................................          4,030,737           2,181,571
                                                                           ----------------------------------
   Total capital share transactions .................................         16,590,200          (6,854,704)
        Net increase (decrease) in net assets .......................         33,037,031         (31,365,532)
Net assets
   Beginning of year ................................................        238,473,945         269,839,477
                                                                           ----------------------------------
   End of year ......................................................      $ 271,510,976       $ 238,473,945
                                                                           ==================================
Undistributed net investment income included in net assets:
   End of year ......................................................      $     140,927       $     (19,286)
                                                                           ==================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS(CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                       FRANKLIN MISSOURI
                                                                                     TAX-FREE INCOME FUND
                                                                              ------------------------------------
                                                                                   2001                 2000
                                                                              ------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...............................................      $  19,755,062       $  20,504,194
   Net realized gain (loss) from investments ...........................         (2,131,097)         (1,294,847)
   Net unrealized appreciation (depreciation) on investments ...........         27,260,826         (38,852,616)
                                                                              ------------------------------------
        Net increase (decrease) in net assets resulting from operations          44,884,791         (19,643,269)
 Distributions to shareholders from:
   Net investment income:
    Class A ............................................................        (18,553,419)        (19,673,225)
    Class C ............................................................         (1,181,171)         (1,107,347)
   Net realized gains:
    Class A ............................................................               --              (440,938)
    Class C ............................................................               --               (27,138)
                                                                              ------------------------------------
 Total distributions to shareholders ...................................        (19,734,590)        (21,248,648)
 Capital share transactions: (Note 2)
    Class A ............................................................          3,070,959          (1,853,841)
    Class C ............................................................          3,477,960           5,587,652
                                                                              ------------------------------------
 Total capital share transactions ......................................          6,548,919           3,733,811
        Net increase (decrease) in net assets ..........................         31,699,120         (37,158,106)
Net assets
 Beginning of year .....................................................        370,185,713         407,343,819
                                                                              ------------------------------------
 End of year ...........................................................      $ 401,884,833       $ 370,185,713
                                                                              ====================================
Undistributed net investment income included in net assets:
 End of year ...........................................................      $      35,992       $      15,520
                                                                              ====================================


                                                                                        FRANKLIN NORTH CAROLINA
                                                                                         TAX-FREE INCOME FUND
                                                                              ------------------------------------
                                                                                     2001               2000
                                                                              ------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ................................................      $  18,959,550       $  19,588,689
   Net realized gain (loss) from investments ............................            409,042          (4,497,133)
   Net unrealized appreciation (depreciation) on investments ............         23,088,641         (32,761,195)
                                                                              ------------------------------------
        Net increase (decrease) in net assets resulting from operations .         42,457,233         (17,669,639)
 Distributions to shareholders from:
   Net investment income:
    Class A .............................................................        (16,903,219)        (17,719,073)
    Class C .............................................................         (1,878,565)         (1,865,114)
   Net realized gains:
    Class A .............................................................               --                  --
    Class C .............................................................               --                  --
                                                                              ------------------------------------
  Total distributions to shareholders ...................................        (18,781,784)        (19,584,187)
  Capital share transactions: (Note 2)
    Class A .............................................................          6,250,078          (1,025,431)
    Class C .............................................................          2,275,480           4,366,780
                                                                              ------------------------------------
  Total capital share transactions ......................................          8,525,558           3,341,349
        Net increase (decrease) in net assets ...........................         32,201,007         (33,912,477)
Net assets
 Beginning of year ......................................................        353,677,364         387,589,841
                                                                              ------------------------------------
 End of year ............................................................      $ 385,878,371       $ 353,677,364
                                                                              ====================================
Undistributed net investment income included in net assets:
 End of year ............................................................      $     266,458       $      88,692
                                                                              ====================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements(continued)

STATEMENTS OF CHANGES IN NET ASSETS(CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                         FRANKLIN TEXAS
                                                                                       TAX-FREE INCOME FUND
                                                                              ------------------------------------
                                                                                    2001                2000
                                                                              ------------------------------------
 Increase (decrease) in net assets:
  Operations:
  Net investment income ................................................      $   5,907,626       $   6,530,342
  Net realized loss from investments ...................................           (469,778)         (1,122,896)
  Net unrealized appreciation (depreciation) on investments ............          4,404,326         (12,032,853)
                                                                              ------------------------------------
       Net increase (decrease) in net assets resulting from operations .          9,842,174          (6,625,407)
  Distributions to shareholders from:
  Net investment income:
   Class A .............................................................         (5,631,249)         (6,328,713)
   Class C .............................................................           (219,287)           (231,073)
  Net realized gains:
   Class A .............................................................               --              (440,542)
   Class C .............................................................               --               (17,396)
                                                                              ------------------------------------
  Total distributions to shareholders ..................................         (5,850,536)         (7,017,724)
  Capital share transactions: (Note 2)
   Class A .............................................................         (5,241,232)        (10,195,252)
   Class C .............................................................           (336,614)            (47,324)
                                                                              ------------------------------------
  Total capital share transactions ......................................         (5,577,846)        (10,242,576)
        Net increase (decrease) in net assets ..........................         (1,586,208)        (23,885,707)
Net assets
 Beginning of year .....................................................        109,082,287         132,967,994
                                                                              ------------------------------------
 End of year ...........................................................      $ 107,496,079       $ 109,082,287
                                                                              ====================================
Undistributed net investment income included in net assets:
 End of year ...........................................................      $    (101,977)      $    (159,067)
                                                                              ====================================


                                                                                       FRANKLIN VIRGINIA
                                                                                    TAX-FREE INCOME FUND
                                                                           -------------------------------------
                                                                                 2001                 2000
                                                                           -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................      $  18,897,827       $  19,808,581
  Net realized loss from investments .................................         (1,474,571)         (3,765,083)
  Net unrealized appreciation (depreciation) on investments ..........         22,818,280         (33,598,028)
                                                                           -------------------------------------
       Net increase (decrease) in net assets resulting from operations         40,241,536         (17,554,530)
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................        (17,724,089)        (18,753,549)
   Class C ...........................................................         (1,062,786)         (1,069,816)
  Net realized gains:
   Class A ...........................................................               --                  --
   Class C ...........................................................               --                  --
                                                                           -------------------------------------
 Total distributions to shareholders .................................        (18,786,875)        (19,823,365)
 Capital share transactions: (Note 2)
   Class A ...........................................................          9,261,246         (17,320,792)
   Class C ...........................................................          1,960,015             922,447
                                                                           -------------------------------------
 Total capital share transactions ....................................         11,221,261         (16,398,345)
        Net increase (decrease) in net assets ........................         32,675,922         (53,776,240)
Net assets
 Beginning of year ...................................................        348,689,098         402,465,338
                                                                           -------------------------------------
 End of year .........................................................      $ 381,365,020       $ 348,689,098
                                                                           =====================================
Undistributed net investment income included in net assets:
 End of year .........................................................      $      78,178       $     (32,774)
                                                                           =====================================






                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Funds.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements(continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. AUDIT GUIDE (CONT.)
The Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of their investments as listed below:

FUND                                                                                                         ESTIMATED COST INCREASE
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Alabama Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   30,787
Franklin Florida Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        329,342
Franklin Georgia Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,380
Franklin Kentucky Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11,618
Franklin Louisiana Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         39,951
Franklin Maryland Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18,690
Franklin Missouri Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        59,691
Franklin North Carolina Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32,748
Franklin Texas Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,590
Franklin Virginia Tax-Free Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,811


2.     SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                        CLASS A & CLASS C                              CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund         Franklin Alabama Tax-Free Income Fund          Franklin Florida Tax-Free Income Fund
                                               Franklin Georgia Tax-Free Income
                                               Fund Franklin Louisiana Tax-Free
                                               Income Fund Franklin Maryland
                                               Tax-Free Income Fund Franklin
                                               Missouri Tax-Free Income Fund
                                               Franklin North Carolina Tax-Free
                                               Income Fund Franklin Texas
                                               Tax-Free Income Fund Franklin
                                               Virginia Tax-Free Income Fund



At February 28, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                               FRANKLIN ALABAMA
                                                                              TAX-FREE INCOME FUND
                                                                         -----------------------------
                                                                            SHARES          AMOUNT
                                                                         -----------------------------
CLASS A SHARES:
Year ended February 28, 2001
  Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,699,250   $ 18,558,365
  Shares issued in reinvestment of distributions . . . . . . . . . .           439,721      4,787,730
  Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,295,699)   (24,950,657)
                                                                         -----------------------------
  Net decrease . . . . . . . . . . . . . . . . . . . . . . . . . . .          (156,728)  $ (1,604,562)
                                                                         =============================
Year ended February 29, 2000
  Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,399,225   $ 26,789,775
  Shares issued in reinvestment of distributions . . . . . . . . . .           482,356      5,367,050
  Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . .       (4,177,102)   (46,025,371)
                                                                         -----------------------------
  Net decrease . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (1,295,521)   $(13,868,546)
                                                                         =============================


                                                                                   FRANKLIN FLORIDA
                                                                                  TAX-FREE INCOME FUND
                                                                          ----------------------------------
                                                                             SHARES              AMOUNT
                                                                          ----------------------------------
CLASS A SHARES:
Year ended February 28, 2001
  Shares sold .......................................................       13,516,364       $ 152,681,503
  Shares issued in reinvestment of distributions ....................        2,126,502          23,842,084
  Shares redeemed ...................................................      (21,000,488)       (234,815,035)
                                                                          ----------------------------------
Net decrease ........................................................       (5,357,622)      $ (58,291,448)
 Year ended February 29, 2000
                                                                          ----------------------------------
 Shares sold ........................................................       21,137,612       $ 239,501,543
 Shares issued in reinvestment of distributions .....................        2,375,589          26,959,339
 Shares redeemed ....................................................      (34,783,132)       (391,468,812)
                                                                          ===================================
Net decrease ........................................................      (11,269,931)      $(125,007,930)
                                                                          ===================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                    FRANKLIN ALABAMA                  FRANKLIN FLORIDA
                                                                  TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                               ----------------------------------------------------------------
                                                                SHARES           AMOUNT          SHARES              AMOUNT
                                                               ----------------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..............................................                                      635,467         $  7,194,817
 Shares issued in reinvestment of distributions ...........                                        7,269               82,639
 Shares redeemed ..........................................                                      (30,279)            (346,207)
                                                                                              ---------------------------------
 Net increase .............................................                                      612,457         $  6,931,249
                                                                                              =================================
Year ended February 29, 2000(a)
 Shares sold ..............................................                                       27,828         $    301,871
 Shares issued in reinvestment of distributions ...........                                           18                  197
                                                                                              ---------------------------------
 Net increase .............................................                                       27,846         $    302,068
                                                                                              =================================

CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..............................................      203,091      $ 2,235,446        886,491         $ 10,140,209
 Shares issued in reinvestment of distributions ...........       32,695          357,967        134,612            1,522,130
 Shares redeemed ..........................................     (252,329)      (2,748,807)    (1,219,271)         (13,743,478)
                                                               ----------------------------------------------------------------
 Net decrease .............................................      (16,543)     $  (155,394)      (198,168)        $ (2,081,139)
                                                               ================================================================
Year ended February 29, 2000
 Shares sold ..............................................      390,702      $ 4,467,749      2,081,506         $ 23,947,774
 Shares issued in reinvestment of distributions ...........       35,295          394,071        163,436            1,870,794
 Shares redeemed ..........................................     (378,434)      (4,184,699)    (2,555,186)         (28,934,054)
                                                               ----------------------------------------------------------------
 Net increase (decrease) ..................................       47,563      $   677,121       (310,244)        $ (3,115,486)
                                                               ================================================================

                                                                      FRANKLIN GEORGIA                FRANKLIN KENTUCKY
                                                                    TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                               ------------------------------------------------------------------
                                                                   SHARES          AMOUNT          SHARES            AMOUNT
                                                               ------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ...............................................      1,878,459     $ 21,588,508      1,780,794      $  19,162,623
 Shares issued in reinvestment of distributions ............        336,577        3,832,474        164,838          1,768,573
 Shares redeemed ...........................................     (2,048,684)     (23,218,253)    (1,158,948)       (12,431,364)
                                                               ------------------------------------------------------------------
 Net increase ..............................................        166,352     $  2,202,729        786,684      $   8,499,832
                                                               ==================================================================
Year ended February 29, 2000
 Shares sold ...............................................      2,497,114     $ 28,656,069      1,478,222      $  16,168,821
 Shares issued in reinvestment of distributions ............        353,690        4,061,709        142,345          1,546,010
 Shares redeemed ...........................................     (2,735,508)     (31,207,882)    (1,106,522)       (11,859,842)
                                                               ------------------------------------------------------------------
 Net increase ..............................................        115,296     $  1,509,896        514,045      $   5,854,989
                                                               ==================================================================

CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ...............................................       286,581      $ 3,320,411
 Shares issued in reinvestment of distributions ............        33,273          381,064
 Shares redeemed ...........................................      (233,927)      (2,654,730)
                                                               -------------------------------
 Net increase ..............................................        85,927      $ 1,046,745
                                                               ===============================
Year ended February 29, 2000
 Shares sold ...............................................       448,683      $ 5,275,014
 Shares issued in reinvestment of distributions ............        43,533          503,598
 Shares redeemed ...........................................      (580,095)      (6,599,119)
                                                               -------------------------------
 Net decrease ..............................................       (87,879)     $  (820,507)
                                                               ===============================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     FRANKLIN LOUISIANA                FRANKLIN MARYLAND
                                                                    TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              ------------------------------------------------------------------
                                                                  SHARES            AMOUNT          SHARES            AMOUNT
                                                              ------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..............................................      2,002,163     $  21,614,833       3,194,752     $  35,363,663
 Shares issued in reinvestment of distributions ...........        319,609         3,479,719         587,544         6,468,081
 Shares redeemed ..........................................     (2,200,167)      (23,849,678)     (2,670,163)      (29,272,281)
                                                              ------------------------------------------------------------------
 Net increase .............................................        121,605     $   1,244,874       1,112,133     $  12,559,463
                                                              ==================================================================
Year ended February 29, 2000
 Shares sold ..............................................      2,685,181     $  29,641,117       3,302,280     $  37,011,337
 Shares issued in reinvestment of distributions ...........        319,374         3,517,152         636,056         7,056,396
 Shares redeemed ..........................................     (2,974,900)      (32,506,461)     (4,838,887)      (53,104,008)
                                                              ------------------------------------------------------------------
 Net increase (decrease) ..................................         29,655     $     651,808        (900,551)    $  (9,036,275)
                                                              ==================================================================

CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..............................................        233,029     $   2,559,444         643,623     $   7,223,802
 Shares issued in reinvestment of distributions ...........         26,231           287,374          55,701           618,835
 Shares redeemed ..........................................       (169,443)       (1,847,168)       (345,310)       (3,811,900)
                                                              ------------------------------------------------------------------
 Net increase .............................................         89,817     $     999,650         354,014     $   4,030,737
                                                              ==================================================================
Year ended February 29, 2000
 Shares sold ..............................................        381,722     $   4,325,045         681,928     $   7,738,010
 Shares issued in reinvestment of distributions ...........         26,588           293,431          56,260           627,649
 Shares redeemed ..........................................       (254,457)       (2,759,421)       (556,842)       (6,184,088)
                                                              ------------------------------------------------------------------
 Net increase .............................................        153,853     $   1,859,055         181,346     $   2,181,571
                                                              ==================================================================

                                                                     FRANKLIN MISSOURI              FRANKLIN NORTH CAROLINA
                                                                    TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                              ------------------------------------------------------------------
                                                                  SHARES            AMOUNT         SHARES            AMOUNT
                                                              ------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..............................................      3,998,638     $  45,719,470       3,505,979     $  40,156,254
 Shares issued in reinvestment of distributions ...........        754,157         8,602,801         755,015         8,624,439
 Shares redeemed ..........................................     (4,511,489)      (51,251,312)     (3,732,478)      (42,530,615)
                                                              ------------------------------------------------------------------
 Net increase .............................................        241,306     $   3,070,959         528,516     $   6,250,078
                                                              ==================================================================
Year ended February 29, 2000
 Shares sold ..............................................      6,494,303     $  76,370,895       4,382,152     $  51,337,018
 Shares issued in reinvestment of distributions ...........        818,171         9,445,218         786,567         9,069,123
 Shares redeemed ..........................................     (7,591,973)      (87,669,954)     (5,373,727)      (61,431,572)
                                                              ------------------------------------------------------------------
 Net decrease .............................................       (279,499)    $  (1,853,841)       (205,008)    $  (1,025,431)
                                                              ==================================================================

CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..............................................        575,054     $   6,622,149         783,086     $   9,097,718
 Shares issued in reinvestment of distributions ...........         70,965           813,253         106,739         1,227,846
 Shares redeemed ..........................................       (346,432)       (3,957,442)       (695,566)       (8,050,084)
                                                              ------------------------------------------------------------------
 Net increase .............................................        299,587     $   3,477,960         194,259     $   2,275,480
                                                              ==================================================================
Year ended February 29, 2000
 Shares sold ..............................................        810,961     $   9,566,419       1,032,335     $  12,186,205
 Shares issued in reinvestment of distributions ...........         70,575           815,455         104,510         1,211,441
 Shares redeemed ..........................................       (420,708)       (4,794,222)       (787,124)       (9,030,866)
                                                              ------------------------------------------------------------------
 Net increase .............................................        460,828     $   5,587,652         349,721     $   4,366,780
                                                              ==================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                       FRANKLIN TEXAS                 FRANKLIN VIRGINIA
                                                                    TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                              ------------------------------------------------------------------
                                                                  SHARES            AMOUNT         SHARES            AMOUNT
                                                              ------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..............................................        545,300     $   5,712,481       3,580,780     $  40,088,537
 Shares issued in reinvestment of distributions ...........        218,572         2,279,436         793,219         8,848,814
 Shares redeemed ..........................................     (1,269,617)      (13,233,149)     (3,568,364)      (39,676,105)
                                                              ------------------------------------------------------------------
 Net increase (decrease) ..................................       (505,745)    $  (5,241,232)        805,635     $   9,261,246
                                                              ==================================================================
Year ended February 29, 2000
 Shares sold ..............................................        973,334     $  10,465,451       4,367,019     $  49,467,973
 Shares issued in reinvestment of distributions ...........        272,275         2,952,986         823,029         9,274,451
 Shares redeemed ..........................................     (2,208,408)      (23,613,689)     (6,821,066)      (76,063,216)
                                                              ------------------------------------------------------------------
 Net decrease .............................................       (962,799)    $ (10,195,252)     (1,631,018)    $ (17,320,792)
                                                              ==================================================================

CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..............................................         95,134     $   1,013,703         590,276     $   6,639,551
 Shares issued in reinvestment of distributions ...........         13,483           142,582          57,367           644,661
 Shares redeemed ..........................................       (140,416)       (1,492,899)       (475,419)       (5,324,197)
                                                              ------------------------------------------------------------------
 Net increase (decrease) ..................................        (31,799)    $    (336,614)        172,224     $   1,960,015
                                                              ==================================================================
Year ended February 29, 2000
 Shares sold ..............................................         95,114     $   1,047,635         551,909     $   6,345,196
 Shares issued in reinvestment of distributions ...........         14,473           158,665          58,280           660,565
 Shares redeemed ..........................................       (112,691)       (1,253,624)       (542,036)       (6,083,314)
                                                              ------------------------------------------------------------------
 Net increase (decrease) ..................................         (3,104)    $     (47,324)         68,153     $     922,447
                                                              ==================================================================

(a) For the period February 1, 2000 (effective date) to February 29, 2000, for the Florida Tax-Free Income Fund.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

    ANNUALIZED FEE RATE    MONTH-END NET ASSETS
    --------------------------------------------------------------------------
          .625%            First $100 million
          .500%            Over $100 million, up to and including $250 million
          .450%            In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements(continued)

3.TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                                ALABAMA         FLORIDA         GEORGIA         KENTUCKY        LOUISIANA
                                                TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                               INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                             -------------------------------------------------------------------------------
Net commissions paid .....................       $31,463        $319,180         $74,283         $18,494         $72,972
Contingent deferred sales charges ........       $ 4,867        $ 31,927         $ 4,762         $    --         $14,490

                                                FRANKLIN        FRANKLIN          FRANKLIN        FRANKLIN        FRANKLIN
                                                MARYLAND        MISSOURI       NORTH CAROLINA      TEXAS          VIRGINIA
                                                TAX-FREE        TAX-FREE          TAX-FREE        TAX-FREE        TAX-FREE
                                               INCOME FUND     INCOME FUND       INCOME FUND     INCOME FUND     INCOME FUND
                                             -------------------------------------------------------------------------------
Net commissions paid .....................       $71,385         $41,172          $115,607         $4,291          $27,342
Contingent deferred sales charges ........       $10,730         $ 8,587          $ 15,672         $1,392          $17,470

The Funds paid transfer agent fees of $1,763,521, of which $1,277,289 was paid to Investor Services.

Included in professional fees are legal fees of $25,534 that were paid to a law firm in which a partner was an officer of the Funds.

4.INCOME TAXES

At February 28, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                             FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                             ALABAMA         FLORIDA         GEORGIA         KENTUCKY        LOUISIANA
                                             TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                            INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                          -------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ..................................     $       --     $        --      $       --      $  441,699      $ 965,535
 2004 ..................................             --              --              --          65,389             --
 2005 ..................................             --              --              --         294,278             --
 2008 ..................................      1,941,746       5,064,848       1,554,485         305,529        545,898
 2009 ..................................        135,955       7,733,926         833,999              --        171,149
                                          -------------------------------------------------------------------------------
                                             $2,077,701     $12,798,774      $2,388,484      $1,106,895     $1,682,582
                                          ===============================================================================

                                             FRANKLIN        FRANKLIN         FRANKLIN          FRANKLIN        FRANKLIN
                                             MARYLAND        MISSOURI       NORTH CAROLINA       TEXAS          VIRGINIA
                                             TAX-FREE        TAX-FREE         TAX-FREE          TAX-FREE        TAX-FREE
                                            INCOME FUND     INCOME FUND      INCOME FUND       INCOME FUND     INCOME FUND
                                          ----------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ..................................     $       --      $       --       $  357,415        $       --      $       --
 2005 ..................................             --              --          187,812                --              --
 2008 ..................................        558,734         642,873          405,350           839,227       2,299,181
 2009 ..................................      1,288,544       2,783,748        3,608,862           753,447       1,407,973
                                          ----------------------------------------------------------------------------------
                                             $1,847,278      $3,426,621       $4,559,439        $1,592,674      $3,707,154
                                          ==================================================================================

At February 28, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending February 28, 2002.

 FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN            FRANKLIN           FRANKLIN
 ALABAMA            GEORGIA            KENTUCKY           MARYLAND          NORTH CAROLINA       VIRGINIA
 TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE            TAX-FREE           TAX-FREE
INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND
-----------------------------------------------------------------------------------------------------------
 $7,287,976         $296,567            $12,461           $207,184             $75,698           $1,544,135

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements(continued)

4.INCOME TAXES (CONT.)

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout costs.

At February 28, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                             FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                                             ALABAMA          FLORIDA          GEORGIA          KENTUCKY        LOUISIANA
                                             TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE        TAX-FREE
                                            INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND
                                          ----------------------------------------------------------------------------------
Investments at cost ....................   $216,213,836    $1,524,396,408     $171,497,937     $73,982,026     $161,989,616
                                          ==================================================================================
Unrealized appreciation ................      8,240,817        84,226,372        8,312,319       2,724,015        6,198,655
Unrealized depreciation ................     (2,807,540)      (14,064,900)      (1,896,977)     (1,468,741)      (2,415,441)
                                          ----------------------------------------------------------------------------------
Net unrealized appreciation ............   $  5,433,277    $   70,161,472     $  6,415,342     $ 1,255,274     $  3,783,214
                                          ==================================================================================

                                                    FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                    MARYLAND        MISSOURI       NORTH CAROLINA      TEXAS           VIRGINIA
                                                    TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                   INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------------------------------------------
Investments at cost ..........................    $258,479,989     $390,237,900     $374,221,074     $105,325,864     $363,517,033
                                                 ==================================================================================
Unrealized appreciation ......................       9,948,571       15,812,223       14,512,804        4,146,733       14,036,056
Unrealized depreciation ......................      (1,360,765)      (5,807,038)      (3,234,650)      (4,345,207)      (2,243,088)
                                                 ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...    $  8,587,806     $ 10,005,185     $ 11,278,154     $   (198,474)    $ 11,792,968
                                                 ==================================================================================

5.INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2001 were as follows:

                                           FRANKLIN        FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN
                                           ALABAMA         FLORIDA          GEORGIA         KENTUCKY        LOUISIANA
                                           TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND      INCOME FUND     INCOME FUND     INCOME FUND
                                        --------------------------------------------------------------------------------
Purchases ............................    $23,872,825     $186,468,233     $32,603,292     $16,620,334     $15,818,115
Sales ................................    $27,755,725     $285,895,403     $30,810,702     $ 8,641,405     $13,684,331

                                           FRANKLIN        FRANKLIN          FRANKLIN         FRANKLIN        FRANKLIN
                                           MARYLAND        MISSOURI        NORTH CAROLINA      TEXAS          VIRGINIA
                                           TAX-FREE        TAX-FREE          TAX-FREE         TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND       INCOME FUND      INCOME FUND     INCOME FUND
                                        ----------------------------------------------------------------------------------
Purchases ...........................     $44,144,266     $143,990,755      $44,750,491      $14,742,140     $37,702,426
Sales ...............................     $31,813,667     $146,960,706      $34,556,472      $22,811,281     $31,516,004

6.DEFAULTED SECURITIES

At February 28, 2001, the Franklin Florida Tax-Free Income Fund and the Franklin Kentucky Tax-Free Income Fund held defaulted securities with a value aggregating $9,180,000 and $25,000, representing .57% and .03%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the"Trust") at February 28, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
April 4, 2001

FRANKLIN TAX-FREE TRUST
Tax Designation

Under Section 852 (b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2001.

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
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
                      This page intentionally left blank.

SHAREHOLDER  LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's annual report for the 12 months ended February 28, 2001.

The U.S. economy showed clear signs of deceleration during the year under review. Gross domestic product (GDP), the country's broadest gauge of economic vibrancy, fell steadily in the latter half of 2000 to a slow, 1.0% annualized pace in the fourth quarter, its weakest reading in more than five years. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half as personal consumption, trade, business expansion and real estate markets waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemploy-ment rate, which had hovered near a 30-year low of 3.9% throughout most of the reporting period, edged up to 4.2% by period-end. Noting these circumstances, the Fed signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and cut the federal funds target rate from 6.50% to 5.50% by January 31.


CONTENTS

Shareholder Letter ...................................................         1
Fund Reports
  Franklin Arizona
  Tax-Free Income Fund ...............................................         5
  Franklin Colorado
  Tax-Free Income Fund ...............................................        12
  Franklin Connecticut
  Tax-Free Income Fund ...............................................        18
  Franklin Federal
  Intermediate-Term
  Tax-Free Income Fund ...............................................        24
  Franklin High Yield
  Tax-Free Income Fund ...............................................        29
  Franklin New Jersey
  Tax-Free Income Fund ...............................................        38
  Franklin Oregon
  Tax-Free Income Fund ...............................................        46
  Franklin Pennsylvania
  Tax-Free Income Fund ...............................................        52
  Franklin Puerto Rico
  Tax-Free Income Fund ...............................................        60
Municipal Bond Ratings ...............................................        65
Financial Highlights &
Statements of Investments ............................................        67
Financial Statements .................................................       132
Notes to Financial Statements ........................................       143
Independent Auditors' Report .........................................       150
Tax Designation ......................................................       151

FUND CATEGORY
[PYRAMID GRAPHIC]

Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Equity markets, which entered a somber period of increased volatility and substantial decline, also provided support to bonds as investors grew cautious. As they turned away from plummeting stocks, investors began to show a preference for the relative safety of high-quality, tax-free municipal bonds, helping to drive up municipal bond prices in the face of increased demand. Overall, the yield on the 30-year Treasury bond fell from 6.14% at the beginning of the reporting period, to 5.31% on February 28, 2001,and the 10-year Treasury note declined from 6.41% to 4.90%. The municipal bond market also saw yields decrease, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropping from a yield of 6.17% to 5.40% for the same period.(1) Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise.

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt during the year under review, the nation's municipal bond supply declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(2) Compounding the drop in new issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes among equities and fixed income securities during the year under review. In addition, as the nation realized a large federal




1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

2.   Source: The Bond Buyer, 1/2/01.

budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 104% of a comparable Treasury bond's yield.(2) Historically, this ratio is about 90%. Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost.

Overall, municipal issuers' credit quality increased sharply, with municipal bonds receiving credit upgrades outpacing those issued credit downgrades by nearly six to one during 2000.(3) Municipal bonds generally continue to offer high credit quality, favorable after-tax yields and comparatively lower volatility than corporate bonds and many other fixed income investments, and thus may be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we believe slower economic growth, stable municipal bond supply, heightened equity market volatility and solid credit quality of municipal issuers should contribute to the municipal bond market's fundamental strength for the remainder of 2001. A slower-growth economy means the Fed is more likely to lower interest rates in the near future. Because bond prices move in the opposite direction of interest rates, this scenario normally supports bond prices. Additionally, we anticipate that while equity markets remain turbulent, we may see many investors reallocating some of their portfolios and increasing their fixed income investments. Perhaps most importantly, we believe municipal bonds will continue to be desirable due to the tax





WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.

* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

3.   Source: Moody's Investors Service, 1/16/01.

efficiencies they offer. Predicting market cycles is very difficult, though, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. We will continue to focus on obtaining the highest possible monthly tax-free income with relative stability of principal. As in the past, we will seek to achieve this through our proven, plain vanilla, buy-and-hold approach to municipal bond investing, while relying on our extensive research capabilities and our portfolio managers' expertise.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,



/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

FRANKLIN ARIZONA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[STATE OF    Strong economic growth and larger-than-expected tax receipts have
 ARIZONA     enabled Arizona to greatly improve its finances. This combination
 GRAPHIC]    has allowed the state to generate budget surpluses in the last few years. Fiscal year 1999 marked the sixth consecutive operating surplus, totaling $387 million, which increased the general fund balance to $818.8 million.(2),(3) This enhanced fiscal condition comes despite substantial income and corporate tax rate cuts. Because the state does not issue general obligation debt, its debt levels are below national levels. At the end of 2000, net tax-supported debt per capita stood at $353, well below the $540 national median.(3)

The state economy continued to expand, as its ongoing shift away from depending on natural resources companies to a more diversified employment base, particularly in the high technology sector, has proven beneficial to the economy. However, wholesale and retail trade and services jobs made up the largest sectors of the economy at the end of 1999, representing 23.7% and 31.5% of total employment.(2) Construction employment has also grown sharply over the past four years, indicating high demand for commercial space.

Arizona's unemployment stood at 3.7% in December 2000, below the national aver-age.(4) This was accomplished in spite of its significant population growth. In the 1990s, the state's population increased 40%, compared with 13% for the U.S.(3)


CREDIT QUALITY BREAKDOWN*

Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA                             46.2%
AA                              15.2%
A                               18.1%
BBB                             16.1%
Below Investment Grade           4.4%



* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
We welcome our new share- holders who joined the Fund as a result of the merger with Arizona Insured Tax-Free Income Fund.
--------------------------------------------------------------------------------

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.   Source: Standard & Poor's(R), RatingsDirect, 9/6/00.

3.   Source: Moody's Investors Services, Arizona (State of), 1/01.

4.   Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 69.

PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
2/28/01

                                  % OF TOTAL
                                  LONG-TERM
                                  INVESTMENTS

Utilities*                           25.7%

Hospital & Health Care               21.7%

Prerefunded                          10.8%

Transportation                        9.2%

Subject to Government
Appropriations                        6.8%

General Obligation                    5.5%

Corporate-Backed                      4.7%

Housing                               4.7%

Tax-Supported                         4.6%

Higher Education                      3.3%

Other Revenue                         3.0%


* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


The state is in an enviable position. Strong population and employment growth are expected to continue and the state should most likely be able to maintain its fiscal self-control, although a national economic slowdown could affect the state.

PORTFOLIO NOTES

The supply of Arizona bonds in 2000 was $2.43 billion, down 26.6% from 1999, as many municipalities did not issue new debt due to the increased revenues generated by the strong economy.(5) Nevertheless, we found value in a number of different areas in this light supply environment and invested the proceeds in bonds with at least ten-year call protection as we sought to protect the Fund's long-term income stream. Notable purchases during the reporting period included Phoenix GO, Phoenix IDA, Phoenix Civic Improvement Corp. and Arizona Department of Transportation. Utilities and hospital and health care remained the Fund's largest sector weightings at the end of the period, comprising 25.7% and 21.7% of total long-term investments.

Generally declining interest rates presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 8 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.02%, based on an annualization of the current 4.73 cent ($0.0473) per share dividend and the maximum offering price of $11.31 on February 28, 2001. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.64% would need to earn 8.75% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and taxable equivalent distribution rates for Class B and C shares.


 5. Source: The Bond Buyer,1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/00 - 2/28/01

                           DIVIDEND PER SHARE
               ------------------------------------------
MONTH            CLASS A        CLASS B        CLASS C
---------------------------------------------------------
March           4.77 cents     4.29 cents     4.30 cents
April           4.77 cents     4.29 cents     4.30 cents
May             4.77 cents     4.29 cents     4.30 cents
June            4.77 cents     4.24 cents     4.29 cents
July            4.77 cents     4.24 cents     4.29 cents
August          4.77 cents     4.24 cents     4.29 cents
September       4.77 cents     4.29 cents     4.28 cents
October         4.77 cents     4.29 cents     4.28 cents
November        4.77 cents     4.29 cents     4.28 cents
December        4.77 cents     4.27 cents     4.27 cents
January         4.77 cents     4.27 cents     4.27 cents
February        4.77 cents     4.27 cents     4.27 cents
---------------------------------------------------------
TOTAL          57.24 CENTS    51.27 CENTS    51.42 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Looking forward, municipal bond supply in 2001 is expected to remain stable. This low level of supply combined with strong retail demand for Arizona bonds should help keep Arizona municipal bonds attractive investments. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ARIZONA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
    CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

    CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

    CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

    CLASS A                                       CHANGE         2/28/01         2/29/00
----------------------------------------------------------------------------------------
    Net Asset Value (NAV)                         +$0.52          $10.83          $10.31
    DISTRIBUTIONS (3/1/00 - 2/28/01)
    Dividend Income                               $0.5724

    CLASS B                                       CHANGE         2/28/01          2/29/00
----------------------------------------------------------------------------------------
    Net Asset Value (NAV)                         +$0.54          $10.86           $10.32
    DISTRIBUTIONS (3/1/00 - 2/28/01)
    Dividend Income                               $0.5127

    CLASS C                                       CHANGE         2/28/01          2/29/00
----------------------------------------------------------------------------------------
    Net Asset Value (NAV)                         +$0.52          $10.90           $10.38
    DISTRIBUTIONS (3/1/00 - 2/28/01)
    Dividend Income                               $0.5142

PERFORMANCE

    CLASS A                                                    1-YEAR       5-YEAR     10-YEAR
----------------------------------------------------------------------------------------------
    Cumulative Total Return (1)                                +10.80%     +27.33%     +86.70%
    Average Annual Total Return (2)                             +6.07%      +4.05%      +5.98%
    Avg. Ann. Total Return (3/31/01)(3)                         +4.34%      +4.42%      +6.03%

    Distribution Rate(4)                      5.02%
    Taxable Equivalent Distribution Rate (5)  8.75%
    30-Day Standardized Yield (6)             4.44%
    Taxable Equivalent Yield(5)               7.74%


                                                                                       INCEPTION
    CLASS B                                                               1-YEAR        (2/1/00)
------------------------------------------------------------------------------------------------
    Cumulative Total Return (1}                                           +10.37%        +11.70%
    Average Annual Total Return (2)                                        +6.37%        +7.13%
    Avg. Ann. Total Return (3/31/01)(3)                                    +4.67%        +7.31%

    Distribution Rate(4)                         4.64%
    Taxable Equivalent Distribution Rate(5)      8.09%
    30-Day Standardized Yield (6)                4.09%
    Taxable Equivalent Yield (5)                 7.13%


                                                                                   INCEPTION
    CLASS C                                                 1-YEAR     5-YEAR       (5/1/95)
--------------------------------------------------------------------------------------------
    Cumulative Total Return (1)                             +10.13%    +23.97%      +33.39%
    Average Annual Total Return (2)                          +8.09%     +4.19%       +4.89%
    Avg. Ann. Total Return (3/31/01)(3)                      +6.34%     +4.57%       +4.95%

    Distribution Rate(4)                          4.59%
    Taxable Equivalent Distribution Rate (5)      8.00%
    30-Day Standardized Yield (6)                 4.05%
    Taxable Equivalent Yield (5)                  7.06%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Arizona state personal income tax bracket of 42.64%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
    Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN ARIZONA
TAX-FREE INCOME FUND


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


   AVERAGE ANNUAL TOTAL RETURN
    CLASS A            2/28/01
------------------------------
    1-Year             +6.07%

    5-Year             +4.05%

    10-Year            +5.98%


CLASS A(3/1/91 - 2/28/01)
[LINE GRAPH]

GRAPHIC MATERIAL (1)
This graph compares the performance of Franklin Arizona Tax-Free Income Fund - Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91 -2/28/01.

----------------------------------------------------------------------------------------
Date               Franklin Arizona          Lehman Brothers
                       Tax-Free                 Municipal
                        Income                    Bond
                     Fund-Class A                 Index                     CPI
----------------------------------------------------------------------------------------
03/01/1991                   $ 9,574                   $10,000                   $10,000
03/31/1991       0.23%       $ 9,596       0.03%       $10,003       0.15%       $10,015
04/30/1991       1.37%       $ 9,727       1.34%       $10,137       0.15%       $10,030
05/31/1991       0.70%       $ 9,796       0.89%       $10,227       0.30%       $10,060
06/30/1991      -0.18%       $ 9,778      -0.10%       $10,217       0.29%       $10,089
07/31/1991       1.52%       $ 9,927       1.22%       $10,342       0.15%       $10,104
08/31/1991       1.04%       $10,030       1.32%       $10,478       0.29%       $10,134
09/30/1991       1.41%       $10,171       1.30%       $10,614       0.44%       $10,178
10/31/1991       0.56%       $10,228       0.90%       $10,710       0.15%       $10,194
11/30/1991       0.37%       $10,266       0.28%       $10,740       0.29%       $10,223
12/31/1991       1.86%       $10,457       2.15%       $10,971       0.07%       $10,230
01/31/1992       0.53%       $10,512       0.23%       $10,996       0.15%       $10,246
02/29/1992      -0.04%       $10,508       0.03%       $10,999       0.36%       $10,283
03/31/1992       0.08%       $10,517       0.03%       $11,003       0.51%       $10,335
04/30/1992       0.77%       $10,598       0.89%       $11,101       0.14%       $10,349
05/31/1992       1.24%       $10,729       1.18%       $11,232       0.14%       $10,364
06/30/1992       1.25%       $10,863       1.68%       $11,420       0.36%       $10,401
07/31/1992       3.64%       $11,259       3.00%       $11,763       0.21%       $10,423
08/31/1992      -1.09%       $11,136      -0.97%       $11,649       0.28%       $10,452
09/30/1992       0.75%       $11,219       0.65%       $11,724       0.28%       $10,482
10/31/1992      -1.10%       $11,096      -0.98%       $11,610       0.35%       $10,518
11/30/1992       2.35%       $11,357       1.79%       $11,817       0.14%       $10,533
12/31/1992       1.30%       $11,504       1.02%       $11,938      -0.07%       $10,526
01/31/1993       1.27%       $11,650       1.16%       $12,076       0.49%       $10,577
02/28/1993       2.37%       $11,927       3.62%       $12,514       0.35%       $10,614
03/31/1993      -0.47%       $11,870      -1.06%       $12,381       0.35%       $10,651
04/30/1993       0.59%       $11,940       1.01%       $12,506       0.28%       $10,681
05/31/1993       0.54%       $12,005       0.56%       $12,576       0.14%       $10,696
06/30/1993       1.64%       $12,202       1.67%       $12,786       0.14%       $10,711
07/31/1993      -0.03%       $12,198       0.13%       $12,803       0.00%       $10,711
08/31/1993       1.99%       $12,441       2.08%       $13,069       0.28%       $10,741
09/30/1993       1.05%       $12,572       1.14%       $13,218       0.21%       $10,764
10/31/1993       0.27%       $12,606       0.19%       $13,243       0.41%       $10,808
11/30/1993      -0.47%       $12,546      -0.88%       $13,127       0.07%       $10,815
12/31/1993       1.97%       $12,793       2.11%       $13,403       0.00%       $10,815
01/31/1994       0.98%       $12,919       1.14%       $13,556       0.27%       $10,845
02/28/1994      -2.12%       $12,645      -2.59%       $13,205       0.34%       $10,881
03/31/1994      -3.20%       $12,240      -4.07%       $12,668       0.34%       $10,918
04/30/1994       0.47%       $12,298       0.85%       $12,775       0.14%       $10,934
05/31/1994       0.50%       $12,359       0.87%       $12,887       0.07%       $10,941
06/30/1994      -0.27%       $12,326      -0.61%       $12,808       0.34%       $10,979
07/31/1994       1.55%       $12,517       1.83%       $13,042       0.27%       $11,008
08/31/1994       0.40%       $12,567       0.35%       $13,088       0.40%       $11,052
09/30/1994      -0.94%       $12,449      -1.47%       $12,896       0.27%       $11,082
10/31/1994      -1.42%       $12,272      -1.78%       $12,666       0.07%       $11,090
11/30/1994      -1.85%       $12,045      -1.81%       $12,437       0.13%       $11,104
12/31/1994       1.93%       $12,278       2.20%       $12,710       0.00%       $11,104
01/31/1995       2.20%       $12,548       2.86%       $13,074       0.40%       $11,149
02/28/1995       2.46%       $12,856       2.91%       $13,454       0.40%       $11,193
03/31/1995       1.07%       $12,994       1.15%       $13,609       0.33%       $11,230
04/30/1995       0.27%       $13,029       0.12%       $13,625       0.33%       $11,267
05/31/1995       2.48%       $13,352       3.19%       $14,060       0.20%       $11,290
06/30/1995      -0.65%       $13,265      -0.87%       $13,938       0.20%       $11,312
07/31/1995       0.67%       $13,354       0.95%       $14,070       0.00%       $11,312
08/31/1995       1.00%       $13,488       1.27%       $14,249       0.26%       $11,342
09/30/1995       0.46%       $13,550       0.63%       $14,339       0.20%       $11,364
10/31/1995       1.39%       $13,738       1.45%       $14,547       0.33%       $11,402
11/30/1995       1.51%       $13,946       1.66%       $14,788      -0.07%       $11,394
12/31/1995       0.89%       $14,070       0.96%       $14,930      -0.07%       $11,386
01/31/1996       0.49%       $14,139       0.76%       $15,043       0.59%       $11,453
02/29/1996      -0.66%       $14,045      -0.68%       $14,941       0.32%       $11,490
03/31/1996      -1.13%       $13,887      -1.28%       $14,750       0.52%       $11,550
04/30/1996      -0.14%       $13,867      -0.28%       $14,709       0.39%       $11,595
05/31/1996       0.16%       $13,889      -0.04%       $14,703       0.19%       $11,617
06/30/1996       1.18%       $14,053       1.09%       $14,863       0.06%       $11,624
07/31/1996       0.68%       $14,149       0.90%       $14,997       0.19%       $11,646
08/31/1996       0.08%       $14,160      -0.02%       $14,994       0.19%       $11,668
09/30/1996       1.39%       $14,357       1.40%       $15,204       0.32%       $11,705
10/31/1996       0.91%       $14,488       1.13%       $15,375       0.32%       $11,743
11/30/1996       1.43%       $14,695       1.83%       $15,657       0.19%       $11,765
12/31/1996      -0.22%       $14,662      -0.42%       $15,591       0.00%       $11,765
01/31/1997       0.19%       $14,690       0.19%       $15,621       0.32%       $11,803
02/28/1997       0.81%       $14,809       0.92%       $15,764       0.31%       $11,839
03/31/1997      -1.12%       $14,643      -1.33%       $15,555       0.25%       $11,869
04/30/1997       0.80%       $14,761       0.84%       $15,685       0.12%       $11,883
05/31/1997       1.22%       $14,941       1.51%       $15,922      -0.06%       $11,876
06/30/1997       0.93%       $15,080       1.07%       $16,093       0.12%       $11,890
07/31/1997       2.31%       $15,428       2.77%       $16,538       0.12%       $11,904
08/31/1997      -0.70%       $15,320      -0.94%       $16,383       0.19%       $11,927
09/30/1997       1.08%       $15,485       1.19%       $16,578       0.25%       $11,957
10/31/1997       0.58%       $15,575       0.64%       $16,684       0.25%       $11,987
11/30/1997       0.60%       $15,669       0.59%       $16,782      -0.06%       $11,980
12/31/1997       1.30%       $15,872       1.46%       $17,027      -0.12%       $11,965
01/31/1998       0.81%       $16,001       1.03%       $17,203       0.19%       $11,988
02/28/1998       0.10%       $16,017       0.03%       $17,208       0.19%       $12,011
03/31/1998       0.03%       $16,022       0.09%       $17,223       0.19%       $12,033
04/30/1998      -0.20%       $15,990      -0.45%       $17,146       0.18%       $12,055
05/31/1998       1.22%       $16,185       1.58%       $17,417       0.18%       $12,077
06/30/1998       0.29%       $16,232       0.39%       $17,485       0.12%       $12,091
07/31/1998       0.31%       $16,282       0.25%       $17,528       0.12%       $12,106
08/31/1998       1.23%       $16,482       1.55%       $17,800       0.12%       $12,120
09/30/1998       1.18%       $16,677       1.25%       $18,023       0.12%       $12,135
10/31/1998      -0.08%       $16,663       0.00%       $18,023       0.24%       $12,164
11/30/1998       0.34%       $16,720       0.35%       $18,086       0.00%       $12,164
12/31/1998       0.10%       $16,737       0.25%       $18,131      -0.06%       $12,157
01/31/1999       1.04%       $16,911       1.19%       $18,347       0.24%       $12,186
02/28/1999      -0.38%       $16,847      -0.44%       $18,266       0.12%       $12,201
03/31/1999       0.40%       $16,914       0.14%       $18,292       0.30%       $12,237
04/30/1999       0.15%       $16,939       0.25%       $18,337       0.73%       $12,326
05/31/1999      -0.42%       $16,868      -0.58%       $18,231       0.00%       $12,326
06/30/1999      -1.47%       $16,620      -1.44%       $17,968       0.00%       $12,326
07/31/1999       0.23%       $16,659       0.36%       $18,033       0.30%       $12,363
08/31/1999      -1.26%       $16,449      -0.80%       $17,889       0.24%       $12,393
09/30/1999      -0.13%       $16,427       0.04%       $17,896       0.48%       $12,453
10/31/1999      -1.83%       $16,127      -1.08%       $17,703       0.18%       $12,475
11/30/1999       0.78%       $16,252       1.06%       $17,890       0.06%       $12,482
12/31/1999      -0.97%       $16,095      -0.75%       $17,756       0.00%       $12,482
01/31/2000      -0.80%       $15,966      -0.44%       $17,678       0.30%       $12,520
02/29/2000       1.13%       $16,146       1.16%       $17,883       0.59%       $12,594
03/31/2000       2.39%       $16,532       2.18%       $18,273       0.82%       $12,697
04/30/2000      -0.60%       $16,433      -0.59%       $18,165       0.06%       $12,705
05/31/2000      -0.54%       $16,344      -0.52%       $18,071       0.12%       $12,720
06/30/2000       2.40%       $16,737       2.65%       $18,550       0.52%       $12,786
07/31/2000       1.41%       $16,973       1.39%       $18,807       0.23%       $12,815
08/31/2000       1.59%       $17,243       1.54%       $19,097       0.00%       $12,815
09/30/2000      -0.52%       $17,153      -0.52%       $18,998       0.52%       $12,882
10/31/2000       1.05%       $17,333       1.09%       $19,205       0.17%       $12,904
11/30/2000       0.62%       $17,440       0.76%       $19,351       0.06%       $12,912
12/31/2000       1.81%       $17,756       2.47%       $19,829      -0.06%       $12,904
01/31/2001       0.46%       $17,838       0.99%       $20,025       0.63%       $12,985
02/28/2001       0.31%       $17,875       0.32%       $20,089       0.40%       $13,037

          AVERAGE ANNUAL TOTAL RETURN
    CLASS B                           2/28/01
---------------------------------------------
     1-Year                            +6.37%

     Since Inception (2/1/00)          +7.13%


CLASS B(2/1/00 - 2/28/01)
[LINE GRAPH]

GRAPHIC MATERIAL (2)
This graph compares the performance of Franklin Arizona Tax-Free Income Fund - Class B as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 2/1/00 -2/28/01.

------------------------------------------------------------------------------------
Date                 Franklin               Lehman
                     Arizona               Brothers
                    Tax-Free               Municipal
                     Income                  Bond
                  Fund-Class B               Index                     CPI
------------------------------------------------------------------------------------
 02/01/2000                 $10,000                  $10,000                 $10,000

 02/29/2000       1.21%      10,105       1.16%      $10,116      0.59%      $10,059
 03/31/2000       2.35%      10,343       2.18%      $10,337      0.82%      $10,141
 04/30/2000      -0.55%      10,286      -0.59%      $10,276      0.06%      $10,148
 05/31/2000      -0.60%      10,221      -0.52%      $10,222      0.12%      $10,160
 06/30/2000       2.35%      10,461       2.65%      $10,493      0.52%      $10,213
 07/31/2000       1.45%      10,613       1.39%      $10,639      0.23%      $10,236
 08/31/2000       1.53%      10,775       1.54%      $10,803      0.00%      $10,236
 09/30/2000      -0.56%      10,718      -0.52%      $10,747      0.52%      $10,289
 10/31/2000       0.99%      10,821       1.09%      $10,864      0.17%      $10,307
 11/30/2000       0.67%      10,895       0.76%      $10,946      0.06%      $10,313
 12/31/2000       1.67%      11,081       2.47%      $11,217     -0.06%      $10,307
 01/31/2001       0.41%      11,124       0.99%      $11,328      0.63%      $10,372
 02/28/2001                 $10,770       0.32%      $11,364      0.40%      $10,413

AVERAGE ANNUAL TOTAL RETURN

CLASS C                             2/28/01
-------------------------------------------
1-Year                               +8.09%

5-Year                               +4.19%

Since Inception (5/1/95)             +4.89%

CLASS C (5/1/95-2/28/01)
[LINE GRAPH]

GRAPHIC MATERIAL (3)
This graph compares the performance of Franklin Arizona Tax-Free Income Fund - Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95 -2/28/01.

--------------------------------------------------------------------------------------------
Date                    Franklin                   Lehman                      CPI
                        Arizona                   Brothers
                        Tax-Free                 Municipal
                         Income                     Bond
                      Fund-Class C                 Index
---------------------------------------------------------------------------------------------
05/01/1995                     $ 9,902                    $10,000                    $10,000
05/31/1995         2.68%       $10,167        3.19%       $10,319        0.20%       $10,020
06/30/1995        -0.71%       $10,095       -0.87%       $10,229        0.20%       $10,040
07/31/1995         0.61%       $10,157        0.95%       $10,326        0.00%       $10,040
08/31/1995         1.04%       $10,262        1.27%       $10,458        0.26%       $10,066
09/29/1995         0.50%       $10,314        0.63%       $10,523        0.20%       $10,086
10/31/1995         1.24%       $10,442        1.45%       $10,676        0.33%       $10,120
11/30/1995         1.54%       $10,602        1.66%       $10,853       -0.07%       $10,112
12/29/1995         0.75%       $10,682        0.96%       $10,957       -0.07%       $10,105
01/31/1996         0.52%       $10,737        0.76%       $11,041        0.59%       $10,165
02/29/1996        -0.78%       $10,654       -0.68%       $10,966        0.32%       $10,198
03/29/1996        -1.08%       $10,539       -1.28%       $10,825        0.52%       $10,251
04/30/1996        -0.19%       $10,519       -0.28%       $10,795        0.39%       $10,291
05/31/1996         0.10%       $10,529       -0.04%       $10,791        0.19%       $10,310
06/28/1996         1.04%       $10,639        1.09%       $10,908        0.06%       $10,316
07/31/1996         0.71%       $10,714        0.90%       $11,006        0.19%       $10,336
08/30/1996         0.02%       $10,716       -0.02%       $11,004        0.19%       $10,356
09/30/1996         1.33%       $10,859        1.40%       $11,158        0.32%       $10,389
10/31/1996         0.94%       $10,961        1.13%       $11,284        0.32%       $10,422
11/29/1996         1.37%       $11,111        1.83%       $11,491        0.19%       $10,442
12/31/1996        -0.27%       $11,081       -0.42%       $11,443        0.00%       $10,442
01/31/1997         0.06%       $11,088        0.19%       $11,464        0.32%       $10,475
02/28/1997         0.79%       $11,175        0.92%       $11,570        0.31%       $10,508
03/31/1997        -1.07%       $11,056       -1.33%       $11,416        0.25%       $10,534
04/30/1997         0.75%       $11,139        0.84%       $11,512        0.12%       $10,547
05/31/1997         1.16%       $11,268        1.51%       $11,686       -0.06%       $10,540
06/30/1997         0.79%       $11,357        1.07%       $11,811        0.12%       $10,553
07/31/1997         2.26%       $11,614        2.77%       $12,138        0.12%       $10,565
08/31/1997        -0.65%       $11,538       -0.94%       $12,024        0.19%       $10,586
09/30/1997         1.02%       $11,656        1.19%       $12,167        0.25%       $10,612
10/31/1997         0.52%       $11,716        0.64%       $12,245        0.25%       $10,639
11/30/1997         0.55%       $11,781        0.59%       $12,317       -0.06%       $10,632
12/31/1997         1.24%       $11,927        1.46%       $12,497       -0.12%       $10,619
01/31/1998         0.85%       $12,028        1.03%       $12,626        0.19%       $10,640
02/28/1998         0.05%       $12,034        0.03%       $12,629        0.19%       $10,660
03/31/1998        -0.02%       $12,032        0.09%       $12,641        0.19%       $10,680
04/30/1998        -0.33%       $11,992       -0.45%       $12,584        0.18%       $10,699
05/31/1998         1.17%       $12,132        1.58%       $12,783        0.18%       $10,719
06/30/1998         0.33%       $12,173        0.39%       $12,832        0.12%       $10,731
07/31/1998         0.16%       $12,192        0.25%       $12,865        0.12%       $10,744
08/31/1998         1.27%       $12,347        1.55%       $13,064        0.12%       $10,757
09/30/1998         1.22%       $12,497        1.25%       $13,227        0.12%       $10,770
10/31/1998        -0.22%       $12,470        0.00%       $13,227        0.24%       $10,796
11/30/1998         0.28%       $12,505        0.35%       $13,274        0.00%       $10,796
12/31/1998         0.05%       $12,511        0.25%       $13,307       -0.06%       $10,789
01/31/1999         0.98%       $12,634        1.19%       $13,465        0.24%       $10,815
02/28/1999        -0.42%       $12,581       -0.44%       $13,406        0.12%       $10,828
03/31/1999         0.43%       $12,635        0.14%       $13,425        0.30%       $10,861
04/30/1999         0.10%       $12,647        0.25%       $13,458        0.73%       $10,940
05/31/1999        -0.54%       $12,579       -0.58%       $13,380        0.00%       $10,940
06/30/1999        -1.50%       $12,390       -1.44%       $13,187        0.00%       $10,940
07/31/1999         0.18%       $12,413        0.36%       $13,235        0.30%       $10,973
08/31/1999        -1.30%       $12,251       -0.80%       $13,129        0.24%       $10,999
09/30/1999        -0.17%       $12,231        0.04%       $13,134        0.48%       $11,052
10/31/1999        -1.86%       $12,003       -1.08%       $12,992        0.18%       $11,072
11/30/1999         0.72%       $12,089        1.06%       $13,130        0.06%       $11,079
12/31/1999        -1.01%       $11,967       -0.75%       $13,032        0.00%       $11,079
01/31/2000        -0.84%       $11,867       -0.44%       $12,974        0.30%       $11,112
02/29/2000         1.08%       $11,995        1.16%       $13,125        0.59%       $11,177
03/31/2000         2.33%       $12,275        2.18%       $13,411        0.82%       $11,269
04/30/2000        -0.64%       $12,196       -0.59%       $13,332        0.06%       $11,276
05/31/2000        -0.59%       $12,124       -0.52%       $13,263        0.12%       $11,289
06/30/2000         2.34%       $12,408        2.65%       $13,614        0.52%       $11,348
07/31/2000         1.35%       $12,575        1.39%       $13,803        0.23%       $11,374
08/31/2000         1.53%       $12,768        1.54%       $14,016        0.00%       $11,374
09/30/2000        -0.47%       $12,708       -0.52%       $13,943        0.52%       $11,433
10/31/2000         0.90%       $12,822        1.09%       $14,095        0.17%       $11,453
11/30/2000         0.67%       $12,908        0.76%       $14,202        0.06%       $11,460
12/31/2000         1.76%       $13,135        2.47%       $14,553       -0.06%       $11,453
01/31/2001         0.32%       $13,177        0.99%       $14,697        0.63%       $11,525
02/28/2001         0.26%       $13,208        0.32%       $14,744        0.40%       $11,571


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.
                                                                              11

FRANKLIN COLORADO TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund Based on Total Long-Term Investments 2/28/01

[PIE CHART]

AAA             69.2%
AA               5.9%
A               11.7%
BBB             13.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds. (1)
--------------------------------------------------------------------------------


STATE UPDATE

[STATE OF COLORADO GRAPHIC]

Thanks to a solid and expanding economic base, Colorado's economy has proven to be one of the nation's most durable. It has not experienced a recession since the late 1980s, as it was able to withstand the negative recessionary forces that affected most of the nation in the early 1990s. Recently, the Centennial State reached agreements with several technology companies, including Intel, Sun Microsystems and Level 3 Communications, to greatly expand their operations in the state.

It appears that many people took notice of the state's strong economic growth and decided to make Colorado their home. The state's population of 4.1 million in 1999 represents an 11% increase from 1994, or roughly 2% growth per year for the prior five years. Still, unemployment was only 2.1% in December 2000, as job growth continued to exceed the national average. Employment growth was estimated at 3.8% in 2000, the highest since 1997. (2)

Colorado's fiscal condition remains rock solid. Due to its constitutional prohibition against issuing general obligation debt, the state's debt ratios are very low. Overall tax-supported debt recently stood at just $18 per capita and debt to per-capita income


(1). For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2). Source: Standard & Poor's, RatingsDirect, 8/16/00. This does not indicate Standard & Poor's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
         (SOI). The SOI begins on page 74.

was 0.06%, both substantially lower than the national averages.(2) With the economy's strength, the state has been able to maintain solid fund balances. The general cash flow for fiscal year 2001 projects a year-end cash surplus of $706.7 million. (3) This was achieved despite enacting several tax cuts over the past few years.

The future looks promising for this rapidly growing and diversifying economy. Although Colorado will most likely not be immune from a national recession, its durable and flexible economy should allow it to weather the storm. Due to this, Standard & Poor's, an independent credit rating agency, has assigned the state's moral obligation debt an A rating. (2)

PORTFOLIO NOTES
Colorado's new bond issuance in 2000 was $4.4 billion, an increase of 3.4% compared with the year before. (4) Issuance in the transportation sector rose dramatically during the year, principally due to large issuances by the Colorado Department of Transportation and Denver International Airport. We found value in this area and purchased E-470 Public Highway Authority bonds as well as participated in the Denver International Airport deal. We also purchased several Certificates of Participation (COPs), including Aurora COP and Denver City and County COP. Due to state law, Colorado does not issue general obligation debt as most other states do, but sells COPs, most of which are insured by national insurers, to pay for large expenditures.

During the period, Governor Bill Owens introduced a plan to cut state Medicaid payments to Colorado hospitals by approximately $30 million. In our opinion, this could put pressure on Colorado hospitals, which would be forced to raise rates to make up the deficit. Therefore, we decreased our exposure to the hospital and health care sector. At the end of the period, the sector represented 21.0% of total long-term investments, down from 30.6% on February 29, 2000.

PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/28/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                  21.0%

Transportation                                                          20.3%

Subject to Government
Appropriations                                                          11.7%

Housing                                                                  9.8%

Utilities                                                                9.3%

General Obligation                                                       8.2%

Prerefunded                                                              6.5%

Tax-Supported                                                            5.2%

Higher Education                                                         4.0%

Corporate-Backed                                                         3.1%

Other Revenue                                                            0.9%

(3).     Source: Fitch IBCA, Duff & Phelps, State of Colorado, 9/12/00.

(4).     Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/00 - 2/28/01

                                                     DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                         CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                       4.95 cents               4.47 cents
April                                       4.95 cents               4.47 cents
May                                         4.95 cents               4.47 cents
June                                        4.95 cents               4.44 cents
July                                        4.95 cents               4.44 cents
August                                      4.95 cents               4.44 cents
September                                   4.95 cents               4.43 cents
October                                     4.95 cents               4.43 cents
November                                    4.95 cents               4.43 cents
December                                    4.95 cents               4.42 cents
January                                     4.95 cents               4.42 cents
February                                    4.95 cents               4.42 cents
--------------------------------------------------------------------------------
TOTAL                                      59.40 CENTS              53.28 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Generally declining interest rates presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 16 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.87%, based on an annualization of the current 4.93 cent ($0.0493) per share dividend and the maximum offering price of $12.16 on February 28, 2001. An investor in the maximum combined federal and Colorado state personal income tax bracket of 42.40% would need to earn 8.45% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we are optimistic about the outlook for Colorado, its municipal bonds and Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Colorado state personal income tax bracket of 42.40%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

  CLASS A                                          CHANGE     2/28/01    2/29/00
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$0.74      $11.64     $10.90
  DISTRIBUTIONS (3/1/00 - 2/28/01)
  Dividend Income                                  $0.5940

  CLASS C                                          CHANGE     2/28/01    2/29/00
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$0.74      $11.70     $10.96
  DISTRIBUTIONS (3/1/00 - 2/28/01)
  Dividend Income                                  $0.5328


PERFORMANCE

  CLASS A                                          1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
  Cumulative Total Return(1)                       +12.50%    +29.68%    +94.52%

  Average Annual Total Return(2)                    +7.76%     +4.42%     +6.42%

  Avg. Ann. Total Return (3/31/01)(3)               +5.81%     +4.78%     +6.46%

  Distribution Rate(4)                     4.87%

  Taxable Equivalent Distribution Rate(5)  8.45%

  30-Day Standardized Yield(6)             4.28%

  Taxable Equivalent Yield(5)              7.43%


                                                                       INCEPTION
CLASS C                                             1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------------------

  Cumulative Total Return(1)                        +11.83%    +26.31%   +37.14%

  Average Annual Total Return(2)                     +9.73%     +4.57%    +5.38%

  Avg. Ann. Total Return (3/31/01)(3)                +7.94%     +4.94%    +5.44%

  Distribution Rate(4)                     4.45%

  Taxable Equivalent Distribution Rate(5)  7.73%

  30-Day Standardized Yield(6)             3.88%

  Taxable Equivalent Yield(5)              6.74%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


         CLASS A (3/1/91 - 2/28/01)

[LINE GRAPH]


GRAPHIC MATERIAL (4)
This graph compares the performance of Franklin Colorado Tax-Free Income Fund - Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index (7) and Consumer Price Index (7) from 3/1/91-2/28/01.

--------------------------------------------------------------------------------
Date               Franklin Colorado      Lehman Brothers           CPI
                    Tax-Free Income        Municipal Bond
                     Fund-Class A             Index
--------------------------------------------------------------------------------
     03/01/1991              $9,579                $10,000               $10,000
     03/31/1991    0.40%     $9,617       0.03%    $10,003      0.15%    $10,015
     04/30/1991    1.43%     $9,755       1.34%    $10,137      0.15%    $10,030
     05/31/1991    0.87%     $9,840       0.89%    $10,227      0.30%    $10,060
     06/30/1991    0.03%     $9,843      -0.10%    $10,217      0.29%    $10,089
     07/31/1991    1.52%     $9,992       1.22%    $10,342      0.15%    $10,104
     08/31/1991    0.86%    $10,078       1.32%    $10,478      0.29%    $10,134
     09/30/1991    1.32%    $10,211       1.30%    $10,614      0.44%    $10,178
     10/31/1991    0.49%    $10,261       0.90%    $10,710      0.15%    $10,194
     11/30/1991    0.49%    $10,312       0.28%    $10,740      0.29%    $10,223
     12/31/1991    2.09%    $10,527       2.15%    $10,971      0.07%    $10,230
     01/31/1992    0.15%    $10,543       0.23%    $10,996      0.15%    $10,246
     02/29/1992    0.16%    $10,560       0.03%    $10,999      0.36%    $10,283
     03/31/1992    0.28%    $10,589       0.03%    $11,003      0.51%    $10,335
     04/30/1992    0.86%    $10,680       0.89%    $11,101      0.14%    $10,349
     05/31/1992    1.42%    $10,832       1.18%    $11,232      0.14%    $10,364
     06/30/1992    1.34%    $10,977       1.68%    $11,420      0.36%    $10,401
     07/31/1992    3.77%    $11,391       3.00%    $11,763      0.21%    $10,423
     08/31/1992   -1.04%    $11,273      -0.97%    $11,649      0.28%    $10,452
     09/30/1992    0.23%    $11,298       0.65%    $11,724      0.28%    $10,482
     10/31/1992   -1.67%    $11,110      -0.98%    $11,610      0.35%    $10,518
     11/30/1992    2.71%    $11,411       1.79%    $11,817      0.14%    $10,533
     12/31/1992    1.49%    $11,581       1.02%    $11,938     -0.07%    $10,526
     01/31/1993    1.10%    $11,708       1.16%    $12,076      0.49%    $10,577
     02/28/1993    3.31%    $12,096       3.62%    $12,514      0.35%    $10,614
     03/31/1993   -0.52%    $12,033      -1.06%    $12,381      0.35%    $10,651
     04/30/1993    0.78%    $12,127       1.01%    $12,506      0.28%    $10,681
     05/31/1993    0.47%    $12,184       0.56%    $12,576      0.14%    $10,696
     06/30/1993    1.53%    $12,370       1.67%    $12,786      0.14%    $10,711
     07/31/1993    0.23%    $12,399       0.13%    $12,803      0.00%    $10,711
     08/31/1993    2.03%    $12,650       2.08%    $13,069      0.28%    $10,741
     09/30/1993    1.20%    $12,802       1.14%    $13,218      0.21%    $10,764
     10/31/1993    0.36%    $12,848       0.19%    $13,243      0.41%    $10,808
     11/30/1993   -0.27%    $12,814      -0.88%    $13,127      0.07%    $10,815
     12/31/1993    1.91%    $13,058       2.11%    $13,403      0.00%    $10,815
     01/31/1994    1.03%    $13,193       1.14%    $13,556      0.27%    $10,845
     02/28/1994   -2.14%    $12,910      -2.59%    $13,205      0.34%    $10,881
     03/31/1994   -3.93%    $12,403      -4.07%    $12,668      0.34%    $10,918
     04/30/1994    0.21%    $12,429       0.85%    $12,775      0.14%    $10,934
     05/31/1994    0.69%    $12,515       0.87%    $12,887      0.07%    $10,941
     06/30/1994   -0.69%    $12,429      -0.61%    $12,808      0.34%    $10,979
     07/31/1994    1.89%    $12,663       1.83%    $13,042      0.27%    $11,008
     08/31/1994    0.24%    $12,694       0.35%    $13,088      0.40%    $11,052
     09/30/1994   -1.26%    $12,534      -1.47%    $12,896      0.27%    $11,082
     10/31/1994   -1.65%    $12,327      -1.78%    $12,666      0.07%    $11,090

     11/30/1994   -1.90%    $12,093      -1.81%    $12,437      0.13%    $11,104
     12/31/1994    2.11%    $12,348       2.20%    $12,710      0.00%    $11,104
     01/31/1995    3.11%    $12,732       2.86%    $13,074      0.40%    $11,149
     02/28/1995    2.50%    $13,050       2.91%    $13,454      0.40%    $11,193
     03/31/1995    0.88%    $13,165       1.15%    $13,609      0.33%    $11,230
     04/30/1995    0.27%    $13,201       0.12%    $13,625      0.33%    $11,267
     05/31/1995    2.61%    $13,545       3.19%    $14,060      0.20%    $11,290
     06/30/1995   -0.63%    $13,460      -0.87%    $13,938      0.20%    $11,312
     07/31/1995    0.57%    $13,537       0.95%    $14,070      0.00%    $11,312
     08/31/1995    1.42%    $13,729       1.27%    $14,249      0.26%    $11,342
     09/30/1995    0.46%    $13,792       0.63%    $14,339      0.20%    $11,364
     10/31/1995    1.36%    $13,980       1.45%    $14,547      0.33%    $11,402
     11/30/1995    1.56%    $14,198       1.66%    $14,788     -0.07%    $11,394
     12/31/1995    0.94%    $14,331       0.96%    $14,930     -0.07%    $11,386
     01/31/1996    0.48%    $14,400       0.76%    $15,043      0.59%    $11,453
     02/29/1996   -0.21%    $14,370      -0.68%    $14,941      0.32%    $11,490
     03/31/1996   -0.90%    $14,240      -1.28%    $14,750      0.52%    $11,550
     04/30/1996   -0.04%    $14,235      -0.28%    $14,709      0.39%    $11,595
     05/31/1996    0.07%    $14,245      -0.04%    $14,703      0.19%    $11,617
     06/30/1996    0.88%    $14,370       1.09%    $14,863      0.06%    $11,624
     07/31/1996    0.75%    $14,478       0.90%    $14,997      0.19%    $11,646
     08/31/1996    0.04%    $14,484      -0.02%    $14,994      0.19%    $11,668
     09/30/1996    1.35%    $14,679       1.40%    $15,204      0.32%    $11,705
     10/31/1996    0.98%    $14,823       1.13%    $15,375      0.32%    $11,743
     11/30/1996    1.48%    $15,042       1.83%    $15,657      0.19%    $11,765
     12/31/1996   -0.18%    $15,015      -0.42%    $15,591      0.00%    $11,765
     01/31/1997    0.12%    $15,033       0.19%    $15,621      0.32%    $11,803
     02/28/1997    0.80%    $15,153       0.92%    $15,764      0.31%    $11,839
     03/31/1997   -1.13%    $14,982      -1.33%    $15,555      0.25%    $11,869
     04/30/1997    0.79%    $15,101       0.84%    $15,685      0.12%    $11,883
     05/31/1997    1.19%    $15,280       1.51%    $15,922     -0.06%    $11,876
     06/30/1997    1.07%    $15,444       1.07%    $16,093      0.12%    $11,890
     07/31/1997    2.48%    $15,827       2.77%    $16,538      0.12%    $11,904
     08/31/1997   -0.90%    $15,684      -0.94%    $16,383      0.19%    $11,927
     09/30/1997    1.37%    $15,899       1.19%    $16,578      0.25%    $11,957
     10/31/1997    0.63%    $15,999       0.64%    $16,684      0.25%    $11,987
     11/30/1997    0.65%    $16,103       0.59%    $16,782     -0.06%    $11,980
     12/31/1997    1.48%    $16,342       1.46%    $17,027     -0.12%    $11,965
     01/31/1998    1.02%    $16,508       1.03%    $17,203      0.19%    $11,988
     02/28/1998   -0.07%    $16,497       0.03%    $17,208      0.19%    $12,011
     03/31/1998    0.21%    $16,532       0.09%    $17,223      0.19%    $12,033
     04/30/1998   -0.34%    $16,475      -0.45%    $17,146      0.18%    $12,055
     05/31/1998    1.50%    $16,722       1.58%    $17,417      0.18%    $12,077
     06/30/1998    0.39%    $16,788       0.39%    $17,485      0.12%    $12,091
     07/31/1998    0.21%    $16,823       0.25%    $17,528      0.12%    $12,106
     08/31/1998    1.25%    $17,033       1.55%    $17,800      0.12%    $12,120
     09/30/1998    1.13%    $17,226       1.25%    $18,023      0.12%    $12,135
     10/31/1998   -0.22%    $17,188       0.00%    $18,023      0.24%    $12,164
     11/30/1998    0.42%    $17,260       0.35%    $18,086      0.00%    $12,164
     12/31/1998    0.12%    $17,281       0.25%    $18,131     -0.06%    $12,157
     01/31/1999    0.91%    $17,438       1.19%    $18,347      0.24%    $12,186

     02/28/1999   -0.42%    $17,365      -0.44%    $18,266      0.12%    $12,201
     03/31/1999    0.39%    $17,432       0.14%    $18,292      0.30%    $12,237
     04/30/1999    0.07%    $17,445       0.25%    $18,337      0.73%    $12,326
     05/31/1999   -0.63%    $17,335      -0.58%    $18,231      0.00%    $12,326
     06/30/1999   -1.40%    $17,092      -1.44%    $17,968      0.00%    $12,326
     07/31/1999    0.06%    $17,102       0.36%    $18,033      0.30%    $12,363
     08/31/1999   -1.34%    $16,873      -0.80%    $17,889      0.24%    $12,393
     09/30/1999   -0.19%    $16,841       0.04%    $17,896      0.48%    $12,453
     10/31/1999   -1.80%    $16,538      -1.08%    $17,703      0.18%    $12,475
     11/30/1999    1.03%    $16,708       1.06%    $17,890      0.06%    $12,482
     12/31/1999   -1.17%    $16,513      -0.75%    $17,756      0.00%    $12,482
     01/31/2000   -1.01%    $16,346      -0.44%    $17,678      0.30%    $12,520
     02/29/2000    1.36%    $16,568       1.16%    $17,883      0.59%    $12,594
     03/31/2000    2.65%    $17,007       2.18%    $18,273      0.82%    $12,697
     04/30/2000   -0.64%    $16,899      -0.59%    $18,165      0.06%    $12,705
     05/31/2000   -0.68%    $16,784      -0.52%    $18,071      0.12%    $12,720
     06/30/2000    2.65%    $17,228       2.65%    $18,550      0.52%    $12,786
     07/31/2000    1.25%    $17,444       1.39%    $18,807      0.23%    $12,815
     08/31/2000    1.60%    $17,723       1.54%    $19,097      0.00%    $12,815
     09/30/2000   -0.74%    $17,592      -0.52%    $18,998      0.52%    $12,882
     10/31/2000    1.19%    $17,801       1.09%    $19,205      0.17%    $12,904
     11/30/2000    0.78%    $17,940       0.76%    $19,351      0.06%    $12,912
     12/31/2000    2.69%    $18,422       2.47%    $19,829     -0.06%    $12,904
     01/31/2001    0.79%    $18,568       0.99%    $20,025      0.63%    $12,985
     02/28/2001    0.39%    $18,633       0.32%    $20,089      0.40%    $13,037


         CLASS C (5/1/95 - 2/28/01)

[LINE GRAPH]


GRAPHIC MATERIAL (5)
This graph compares the performance of Franklin Colorado Tax-Free Income Fund - Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95-2/28/01.

--------------------------------------------------------------------------------
Date                Franklin Colorado     Lehman Brothers           CPI
                     Tax-Free Income      Municipal Bond
                       Fund-Class C           Index
---------------------------------------------------------------------------------
     05/01/1995               $9,896               $10,000               $10,000
     05/31/1995     2.64%    $10,157      3.19%    $10,319     0.20%     $10,020
     06/30/1995    -0.60%    $10,096     -0.87%    $10,229     0.20%     $10,040
     07/31/1995     0.52%    $10,149      0.95%    $10,326     0.00%     $10,040
     08/31/1995     1.37%    $10,288      1.27%    $10,458     0.26%     $10,066
     09/29/1995     0.41%    $10,330      0.63%    $10,523     0.20%     $10,086
     10/31/1995     1.39%    $10,474      1.45%    $10,676     0.33%     $10,120
     11/30/1995     1.51%    $10,632      1.66%    $10,853    -0.07%     $10,112
     12/29/1995     0.89%    $10,726      0.96%    $10,957    -0.07%     $10,105
     01/31/1996     0.43%    $10,773      0.76%    $11,041     0.59%     $10,165
     02/29/1996    -0.26%    $10,745     -0.68%    $10,966     0.32%     $10,198
     03/29/1996    -0.95%    $10,642     -1.28%    $10,825     0.52%     $10,251
     04/30/1996    -0.09%    $10,633     -0.28%    $10,795     0.39%     $10,291
     05/31/1996     0.02%    $10,635     -0.04%    $10,791     0.19%     $10,310
     06/28/1996     0.92%    $10,733      1.09%    $10,908     0.06%     $10,316

     07/31/1996     0.61%    $10,798      0.90%    $11,006     0.19%     $10,336
     08/30/1996     0.09%    $10,808     -0.02%    $11,004     0.19%     $10,356
     09/30/1996     1.30%    $10,949      1.40%    $11,158     0.32%     $10,389
     10/31/1996     0.93%    $11,050      1.13%    $11,284     0.32%     $10,422
     11/29/1996     1.43%    $11,208      1.83%    $11,491     0.19%     $10,442
     12/31/1996    -0.23%    $11,183     -0.42%    $11,443     0.00%     $10,442
     01/31/1997     0.07%    $11,190      0.19%    $11,464     0.32%     $10,475
     02/28/1997     0.75%    $11,274      0.92%    $11,570     0.31%     $10,508
     03/31/1997    -1.18%    $11,141     -1.33%    $11,416     0.25%     $10,534
     04/30/1997     0.74%    $11,224      0.84%    $11,512     0.12%     $10,547
     05/31/1997     1.13%    $11,351      1.51%    $11,686    -0.06%     $10,540
     06/30/1997     1.10%    $11,475      1.07%    $11,811     0.12%     $10,553
     07/31/1997     2.34%    $11,744      2.77%    $12,138     0.12%     $10,565
     08/31/1997    -0.85%    $11,644     -0.94%    $12,024     0.19%     $10,586
     09/30/1997     1.23%    $11,787      1.19%    $12,167     0.25%     $10,612
     10/31/1997     0.58%    $11,856      0.64%    $12,245     0.25%     $10,639
     11/30/1997     0.69%    $11,938      0.59%    $12,317    -0.06%     $10,632
     12/31/1997     1.43%    $12,108      1.46%    $12,497    -0.12%     $10,619
     01/31/1998     0.96%    $12,224      1.03%    $12,626     0.19%     $10,640
     02/28/1998    -0.03%    $12,221      0.03%    $12,629     0.19%     $10,660
     03/31/1998     0.07%    $12,229      0.09%    $12,641     0.19%     $10,680
     04/30/1998    -0.38%    $12,183     -0.45%    $12,584     0.18%     $10,699
     05/31/1998     1.45%    $12,360      1.58%    $12,783     0.18%     $10,719
     06/30/1998     0.34%    $12,402      0.39%    $12,832     0.12%     $10,731
     07/31/1998     0.23%    $12,430      0.25%    $12,865     0.12%     $10,744
     08/31/1998     1.20%    $12,579      1.55%    $13,064     0.12%     $10,757
     09/30/1998     1.08%    $12,715      1.25%    $13,227     0.12%     $10,770
     10/31/1998    -0.27%    $12,681      0.00%    $13,227     0.24%     $10,796
     11/30/1998     0.37%    $12,728      0.35%    $13,274     0.00%     $10,796
     12/31/1998     0.08%    $12,738      0.25%    $13,307    -0.06%     $10,789
     01/31/1999     0.86%    $12,847      1.19%    $13,465     0.24%     $10,815
     02/28/1999    -0.47%    $12,787     -0.44%    $13,406     0.12%     $10,828
     03/31/1999     0.34%    $12,831      0.14%    $13,425     0.30%     $10,861
     04/30/1999     0.03%    $12,834      0.25%    $13,458     0.73%     $10,940
     05/31/1999    -0.59%    $12,759     -0.58%    $13,380     0.00%     $10,940
     06/30/1999    -1.52%    $12,565     -1.44%    $13,187     0.00%     $10,940
     07/31/1999     0.02%    $12,567      0.36%    $13,235     0.30%     $10,973
     08/31/1999    -1.39%    $12,393     -0.80%    $13,129     0.24%     $10,999
     09/30/1999    -0.32%    $12,353      0.04%    $13,134     0.48%     $11,052
     10/31/1999    -1.84%    $12,126     -1.08%    $12,992     0.18%     $11,072
     11/30/1999     0.97%    $12,243      1.06%    $13,130     0.06%     $11,079
     12/31/1999    -1.12%    $12,106     -0.75%    $13,032     0.00%     $11,079
     01/31/2000    -1.05%    $11,979     -0.44%    $12,974     0.30%     $11,112
     02/29/2000     1.31%    $12,136      1.16%    $13,125     0.59%     $11,177
     03/31/2000     2.50%    $12,439      2.18%    $13,411     0.82%     $11,269
     04/30/2000    -0.68%    $12,355     -0.59%    $13,332     0.06%     $11,276
     05/31/2000    -0.63%    $12,277     -0.52%    $13,263     0.12%     $11,289
     06/30/2000     2.59%    $12,595      2.65%    $13,614     0.52%     $11,348
     07/31/2000     1.20%    $12,746      1.39%    $13,803     0.23%     $11,374
     08/31/2000     1.55%    $12,944      1.54%    $14,016     0.00%     $11,374
     09/30/2000    -0.78%    $12,843     -0.52%    $13,943     0.52%     $11,433

     10/31/2000     1.13%    $12,988      1.09%    $14,095     0.17%     $11,453
     11/30/2000     0.82%    $13,094      0.76%    $14,202     0.06%     $11,460
     12/31/2000     2.63%    $13,439      2.47%    $14,553    -0.06%     $11,453
     01/31/2001     0.74%    $13,538      0.99%    $14,697     0.63%     $11,525
     02/28/2001     0.26%    $13,572      0.32%    $14,744     0.40%     $11,571



(7). Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

FRANKLIN  CONNECTICUT  TAX-FREE  INCOME  FUND


CREDIT QUALITY BREAKDOWN*

Franklin Connecticut Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA         41.8%
AA          23.2%
A            7.3%
BBB         27.7%


* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[STATE         Connecticut is enjoying prolonged strength through thick and
 OF            thin. The state handily sustained its expansion of recent years,
 CONNECTICUT   outpacing the decelerating national economic and employment
 GRAPHIC]      averages en route to record-low statewide unemployment that dipped below 2.0% in the final months of 2000.(2) With its vigorous growth, the Nutmeg State is seeing continued diversification away from manufacturing and defense-related industries toward a more service-oriented economy, and in the process has forged even closer ties to New York's financial services sector. Nevertheless, due to its increased reliance on Wall Street, a stock market correction remains a risk for Connecticut, as does its extremely light labor supply amid a slow-growing population. In addition, a larger-than-expected cyclical downturn in the aircraft industry, one of the state's primary industries, could significantly dampen activity in its manufacturing sector.

Due to its substantial economic base and status as the nation's wealthiest state -- per-capita income in 2000 was estimated at 143% of the national average -- Connecticut's budgetary performance has been steady, with fiscal year 2000 recording its ninth consecutive operating surplus.(3) This is attributable, in part, to fiscal reforms, conservative budget forecasts and practices, and strong personal income and other tax receipts that recently generated $400 million more than projections, the latest in a string of successive, large surpluses that have far exceeded estimates.(3)



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with a broader geographical diversification.

2.   Source: Bureau of Labor Statistics, 2/21/01.

3. Source: Standard & Poor's, RatingsDirect, 10/11/00. This does not indicate Standard & Poor's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 78.

Overall, Connecticut's outlook remains positive, as evidenced by its AA rating from Standard & Poor's, an independent credit rating agency.(3) Its fundamental wealth and economic resources underlie its high credit quality, although debt is and will continue to be high. Lowering the state's debt would indeed be favorable. The state's total net tax-supported debt has accumulated rapidly and stands at about $10.0 billion in general obligation (GO) bonds, significantly higher than the $2.4 billion outstanding a decade ago. This translates into $3,052 per capita, making the state's debt levels much higher than the $540 per capita national median.(4) Meanwhile, Connecticut's budgetary surpluses of late are providing the state the flexibility to fully fund its rainy day reserves and prefund debt obligations, which should help it buffer the effects of the next economic downturn.

PORTFOLIO NOTES

Demand for Connecticut municipal bonds remained strong, with issuance declining 1.5% in calendar year 2000 compared with 1999.(5) Tight supply and a strong economy benefited the municipal bond market. The Fund sought to take advantage of the few instances when favorable market conditions arose, as well as the strong retail demand for Connecticut municipal bonds, by selling bonds with poor structures such as shorter call dates, and using the proceeds to buy bonds at current rates with longer calls. This in turn improved the portfolio's overall structure and extended its call protection.

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. We used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.


4. Source: Moody's Investors Service, Special Comment: 2000 State Debt Medians,2/00.

5.   Source: The Bond Buyer,1/2/01.


PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/28/01

                               % OF TOTAL
                               LONG-TERM
                              INVESTMENTS
------------------------------------------
Hospital & Health Care*         30.3%

Prerefunded                     15.2%

Utilities                       14.3%

Higher Education                14.0%

Housing                         12.4%

General Obligation               4.8%

Other Revenue                    2.7%

Tax-Supported                    2.0%

Subject to Government
Appropriations                   1.8%

Transportation                   1.6%

Corporate-Backed                 0.9%


* The Fund may invest more than 25% in municipal securities that finance sim-ilar types of projects such as hospital & health care. A change that affects one project would likely affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*

Franklin Connecticut Tax-Free Income Fund
3/1/00 - 2/28/01

                                            DIVIDEND PER SHARE
                                         -----------------------
     MONTH                                CLASS A       CLASS C
     -----------------------------------------------------------
     March                               4.63 cents   4.18 cents
     April                               4.63 cents   4.18 cents
     May                                 4.63 cents   4.18 cents
     June                                4.65 cents   4.19 cents
     July                                4.65 cents   4.19 cents
     August                              4.65 cents   4.19 cents
     September                           4.65 cents   4.18 cents
     October                             4.65 cents   4.18 cents
     November                            4.65 cents   4.18 cents
     December                            4.65 cents   4.17 cents
     January                             4.65 cents   4.17 cents
     February                            4.65 cents   4.17 cents
     -----------------------------------------------------------
     TOTAL                              55.74 CENTS   50.16 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Franklin Connecticut Tax-Free Income Fund is able to use its size and Franklin' s significant presence in the municipal bond market to structure issues to fit the portfolio's needs. Purchases included Connecticut State GO, Trumbull GO and Puerto Rico Public Building Authority bonds. The Fund has purchased more Puerto Rico bonds recently to remain fully invested. Puerto Rico bonds are highly liquid and trade well in the secondary market. Recent sales included Trinity College, Yale New Haven Hospital and Connecticut State Housing Financial Authority Special Obligation bonds. Additionally, the Fund has continued to maintain its high quality, and on February 28, 2001, 65.0% of the Fund's total long-term investments were rated AA or higher.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 22 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.93%, based on an annualization of the current 4.56 cent ($0.0456) per share dividend and the maximum offering price of $11.10 on February 28, 2001. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 42.32% would need to earn 8.55% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking ahead, we expect ongoing limited supply of Connecticut bond issuance and continued solid demand from institutional and retail investors alike. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
    CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

    CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Connecticut state personal income tax bracket of 42.32%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.


--------------------------------------------------------------------------------
    Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF  2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

    CLASS A                            CHANGE    2/28/01     2/29/00
    ----------------------------------------------------------------
     Net Asset Value (NAV)             +$0.57    $10.63       $10.06
     DISTRIBUTIONS (3/1/00-2/28/01)
     Dividend Income                   $0.5574

    CLASS C                            CHANGE    2/28/01     2/29/00
    ----------------------------------------------------------------
     Net Asset Value (NAV)             +$0.56    $10.66       $10.10
     DISTRIBUTIONS (3/1/00-2/28/01)
     Dividend Income                   $0.5016

PERFORMANCE

    CLASS A                                           1-YEAR        5-YEAR          10-YEAR
    ---------------------------------------------------------------------------------------
     Cumulative Total Return (1)                      +11.43%       +26.94%         +80.98%
     Average Annual Total Return(2)                    +6.66%        +3.97%          +5.65%
     Avg. Ann. Total Return (3/31/01)(3)               +4.97%        +4.38%          +5.72%

     Distribution Rate(4)                      4.93%
     Taxable Equivalent Distribution Rate (5)  8.55%
     30-Day Standardized Yield(6)              4.37%
     Taxable Equivalent Yield (5)              7.58%


                                                                                INCEPTION
    CLASS C                                             1-YEAR      5-YEAR        (5/1/95)
    --------------------------------------------------------------------------------------
     Cumulative Total Return (1)                        +10.69%     +23.65%       +32.87%
     Average Annual Total Return (2)                     +8.62%      +4.13%        +4.81%
     Avg. Ann. Total Return (3/31/01) (3)                +6.91%      +4.53%        +4.90%

     Distribution Rate(4)                      4.51%
     Taxable Equivalent Distribution Rate (5)  7.82%
     30-Day Standardized Yield (6)             3.97%
     Taxable Equivalent Yield (5)              6.88%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


CLASS A(3/1/91 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (6)
This graph compares the performance of Franklin Connecticut Tax-Free Income Fund
- Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91-2/28/01.

Date             Franklin        Lehman Brothers           CPI
                Connecticut      Municipal Bond
              Tax-Free Income        Index
               Fund-Class A
------------------------------------------------------------------------
 03/01/1991            $ 9,574              10,000                10,000
 03/31/1991    0.36%   $ 9,608     0.03%    10,003      0.15%     10,015
 04/30/1991    1.23%   $ 9,727     1.34%    10,137      0.15%     10,030
 05/31/1991    0.74%   $ 9,799     0.89%    10,227      0.30%     10,060
 06/30/1991   -1.27%   $ 9,674    -0.10%    10,217      0.29%     10,089
 07/31/1991    1.44%   $ 9,813     1.22%    10,342      0.15%     10,104
 08/31/1991    1.23%   $ 9,934     1.32%    10,478      0.29%     10,134
 09/30/1991    1.42%   $10,075     1.30%    10,614      0.44%     10,178
 10/31/1991    0.64%   $10,140     0.90%    10,710      0.15%     10,194
 11/30/1991    0.45%   $10,185     0.28%    10,740      0.29%     10,223
 12/31/1991    1.88%   $10,377     2.15%    10,971      0.07%     10,230
 01/31/1992    0.21%   $10,399     0.23%    10,996      0.15%     10,246
 02/29/1992   -0.17%   $10,381     0.03%    10,999      0.36%     10,283
 03/31/1992    0.14%   $10,396     0.03%    11,003      0.51%     10,335
 04/30/1992    0.71%   $10,469     0.89%    11,101      0.14%     10,349
 05/31/1992    1.45%   $10,621     1.18%    11,232      0.14%     10,364
 06/30/1992    1.17%   $10,745     1.68%    11,420      0.36%     10,401
 07/31/1992    3.24%   $11,094     3.00%    11,763      0.21%     10,423
 08/31/1992   -1.25%   $10,955    -0.97%    11,649      0.28%     10,452
 09/30/1992    0.22%   $10,979     0.65%    11,724      0.28%     10,482
 10/31/1992   -1.56%   $10,808    -0.98%    11,610      0.35%     10,518
 11/30/1992    2.31%   $11,057     1.79%    11,817      0.14%     10,533
 12/31/1992    1.65%   $11,240     1.02%    11,938     -0.07%     10,526
 01/31/1993    1.30%   $11,386     1.16%    12,076      0.49%     10,577
 02/28/1993    2.90%   $11,716     3.62%    12,514      0.35%     10,614
 03/31/1993   -0.43%   $11,666    -1.06%    12,381      0.35%     10,651
 04/30/1993    0.77%   $11,756     1.01%    12,506      0.28%     10,681
 05/31/1993    0.36%   $11,798     0.56%    12,576      0.14%     10,696
 06/30/1993    1.76%   $12,006     1.67%    12,786      0.14%     10,711
 07/31/1993    0.02%   $12,008     0.13%    12,803      0.00%     10,711
 08/31/1993    2.19%   $12,271     2.08%    13,069      0.28%     10,741
 09/30/1993    1.18%   $12,416     1.14%    13,218      0.21%     10,764
 10/31/1993    0.24%   $12,445     0.19%    13,243      0.41%     10,808
 11/30/1993   -0.43%   $12,392    -0.88%    13,127      0.07%     10,815

 12/31/1993    1.90%   $12,627     2.11%    13,403      0.00%     10,815
 01/31/1994    0.89%   $12,740     1.14%    13,556      0.27%     10,845
 02/28/1994   -2.14%   $12,467    -2.59%    13,205      0.34%     10,881
 03/31/1994   -3.51%   $12,030    -4.07%    12,668      0.34%     10,918
 04/30/1994   -0.11%   $12,016     0.85%    12,775      0.14%     10,934
 05/31/1994    0.95%   $12,130     0.87%    12,887      0.07%     10,941
 06/30/1994   -0.64%   $12,053    -0.61%    12,808      0.34%     10,979
 07/31/1994    1.78%   $12,267     1.83%    13,042      0.27%     11,008
 08/31/1994    0.21%   $12,293     0.35%    13,088      0.40%     11,052
 09/30/1994   -1.18%   $12,148    -1.47%    12,896      0.27%     11,082
 10/31/1994   -1.87%   $11,921    -1.78%    12,666      0.07%     11,090
 11/30/1994   -2.54%   $11,618    -1.81%    12,437      0.13%     11,104
 12/31/1994    2.80%   $11,943     2.20%    12,710      0.00%     11,104
 01/31/1995    2.56%   $12,249     2.86%    13,074      0.40%     11,149
 02/28/1995    2.18%   $12,516     2.91%    13,454      0.40%     11,193
 03/31/1995    0.71%   $12,605     1.15%    13,609      0.33%     11,230
 04/30/1995    0.35%   $12,649     0.12%    13,625      0.33%     11,267
 05/31/1995    2.38%   $12,950     3.19%    14,060      0.20%     11,290
 06/30/1995   -0.81%   $12,845    -0.87%    13,938      0.20%     11,312
 07/31/1995    0.58%   $12,920     0.95%    14,070      0.00%     11,312
 08/31/1995    1.30%   $13,088     1.27%    14,249      0.26%     11,342
 09/30/1995    0.82%   $13,195     0.63%    14,339      0.20%     11,364
 10/31/1995    1.22%   $13,356     1.45%    14,547      0.33%     11,402
 11/30/1995    1.31%   $13,531     1.66%    14,788     -0.07%     11,394
 12/31/1995    0.90%   $13,653     0.96%    14,930     -0.07%     11,386
 01/31/1996    0.49%   $13,720     0.76%    15,043      0.59%     11,453
 02/29/1996   -0.53%   $13,647    -0.68%    14,941      0.32%     11,490
 03/31/1996   -0.91%   $13,523    -1.28%    14,750      0.52%     11,550
 04/30/1996    0.11%   $13,538    -0.28%    14,709      0.39%     11,595
 05/31/1996    0.24%   $13,570    -0.04%    14,703      0.19%     11,617
 06/30/1996    1.01%   $13,707     1.09%    14,863      0.06%     11,624
 07/31/1996    0.68%   $13,801     0.90%    14,997      0.19%     11,646
 08/31/1996    0.28%   $13,839    -0.02%    14,994      0.19%     11,668
 09/30/1996    1.03%   $13,982     1.40%    15,204      0.32%     11,705
 10/31/1996    0.78%   $14,091     1.13%    15,375      0.32%     11,743
 11/30/1996    1.28%   $14,271     1.83%    15,657      0.19%     11,765
 12/31/1996   -0.06%   $14,263    -0.42%    15,591      0.00%     11,765
 01/31/1997    0.22%   $14,294     0.19%    15,621      0.32%     11,803
 02/28/1997    0.74%   $14,400     0.92%    15,764      0.31%     11,839
 03/31/1997   -0.79%   $14,286    -1.33%    15,555      0.25%     11,869
 04/30/1997    0.63%   $14,376     0.84%    15,685      0.12%     11,883
 05/31/1997    1.34%   $14,569     1.51%    15,922     -0.06%     11,876
 06/30/1997    0.92%   $14,703     1.07%    16,093      0.12%     11,890
 07/31/1997    2.26%   $15,035     2.77%    16,538      0.12%     11,904
 08/31/1997   -0.64%   $14,939    -0.94%    16,383      0.19%     11,927
 09/30/1997    1.09%   $15,102     1.19%    16,578      0.25%     11,957
 10/31/1997    0.48%   $15,174     0.64%    16,684      0.25%     11,987
 11/30/1997    0.69%   $15,279     0.59%    16,782     -0.06%     11,980
 12/31/1997    1.27%   $15,473     1.46%    17,027     -0.12%     11,965
 01/31/1998    0.81%   $15,598     1.03%    17,203      0.19%     11,988
 02/28/1998    0.26%   $15,639     0.03%    17,208      0.19%     12,011

 03/31/1998    0.11%   $15,656     0.09%    17,223      0.19%     12,033
 04/30/1998    0.05%   $15,664    -0.45%    17,146      0.18%     12,055
 05/31/1998    1.23%   $15,856     1.58%    17,417      0.18%     12,077
 06/30/1998    0.41%   $15,921     0.39%    17,485      0.12%     12,091
 07/31/1998    0.38%   $15,982     0.25%    17,528      0.12%     12,106
 08/31/1998    1.06%   $16,151     1.55%    17,800      0.12%     12,120
 09/30/1998    0.93%   $16,301     1.25%    18,023      0.12%     12,135
 10/31/1998   -0.08%   $16,288     0.00%    18,023      0.24%     12,164
 11/30/1998    0.34%   $16,344     0.35%    18,086      0.00%     12,164
 12/31/1998    0.32%   $16,396     0.25%    18,131     -0.06%     12,157
 01/31/1999    1.05%   $16,568     1.19%    18,347      0.24%     12,186
 02/28/1999   -0.30%   $16,519    -0.44%    18,266      0.12%     12,201
 03/31/1999    0.29%   $16,566     0.14%    18,292      0.30%     12,237
 04/30/1999   -0.04%   $16,560     0.25%    18,337      0.73%     12,326
 05/31/1999   -0.42%   $16,490    -0.58%    18,231      0.00%     12,326
 06/30/1999   -1.63%   $16,221    -1.44%    17,968      0.00%     12,326
 07/31/1999    0.22%   $16,257     0.36%    18,033      0.30%     12,363
 08/31/1999   -1.48%   $16,017    -0.80%    17,889      0.24%     12,393
 09/30/1999   -0.24%   $15,978     0.04%    17,896      0.48%     12,453
 10/31/1999   -1.85%   $15,683    -1.08%    17,703      0.18%     12,475
 11/30/1999    0.78%   $15,805     1.06%    17,890      0.06%     12,482
 12/31/1999   -1.28%   $15,603    -0.75%    17,756      0.00%     12,482
 01/31/2000   -1.22%   $15,412    -0.44%    17,678      0.30%     12,520
 02/29/2000    0.84%   $15,542     1.16%    17,883      0.59%     12,594
 03/31/2000    2.63%   $15,950     2.18%    18,273      0.82%     12,697
 04/30/2000   -0.73%   $15,834    -0.59%    18,165      0.06%     12,705
 05/31/2000   -0.68%   $15,726    -0.52%    18,071      0.12%     12,720
 06/30/2000    2.55%   $16,127     2.65%    18,550      0.52%     12,786
 07/31/2000    1.35%   $16,345     1.39%    18,807      0.23%     12,815
 08/31/2000    1.61%   $16,608     1.54%    19,097      0.00%     12,815
 09/30/2000   -0.54%   $16,518    -0.52%    18,998      0.52%     12,882
 10/31/2000    1.05%   $16,692     1.09%    19,205      0.17%     12,904
 11/30/2000    0.72%   $16,812     0.76%    19,351      0.06%     12,912
 12/31/2000    1.95%   $17,140     2.47%    19,829     -0.06%     12,904
 01/31/2001    0.54%   $17,233     0.99%    20,025      0.63%     12,985
 02/28/2001    0.51%   $17,327     0.32%    20,089      0.40%     13,037

Total Return  73.27%             100.89%               30.37%

CLASS C(5/1/95 - 2/28/01)

[LINE GRAPH]


GRAPHIC MATERIAL (7)

This graph compares the performance of Franklin Connecticut Tax-Free Income Fund
- Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price(7) Index from 5/1/95-2/28/01.

Date          Franklin          Lehman Brothers                 CPI
            Connecticut        Municipal Bond Index
          Tax-Free Income
            Fund-Class C
-----------------------------------------------------------------------------
05/01/1995            $ 9,898               $10,000                  $10,000
05/31/1995    2.41%   $10,137      3.19%    $10,319         0.20%    $10,020

06/30/1995   -0.77%   $10,058     -0.87%    $10,229         0.20%    $10,040
07/31/1995    0.52%   $10,111      0.95%    $10,326         0.00%    $10,040
08/31/1995    1.34%   $10,246      1.27%    $10,458         0.26%    $10,066
09/29/1995    0.86%   $10,334      0.63%    $10,523         0.20%    $10,086
10/31/1995    1.16%   $10,454      1.45%    $10,676         0.33%    $10,120
11/30/1995    1.25%   $10,585      1.66%    $10,853        -0.07%    $10,112
12/29/1995    0.66%   $10,655      0.96%    $10,957        -0.07%    $10,105
01/31/1996    0.43%   $10,701      0.76%    $11,041         0.59%    $10,165
02/29/1996   -0.61%   $10,635     -0.68%    $10,966         0.32%    $10,198
03/29/1996   -0.96%   $10,533     -1.28%    $10,825         0.52%    $10,251
04/30/1996    0.15%   $10,549     -0.28%    $10,795         0.39%    $10,291
05/31/1996    0.18%   $10,568     -0.04%    $10,791         0.19%    $10,310
06/28/1996    0.69%   $10,641      1.09%    $10,908         0.06%    $10,316
07/31/1996    0.73%   $10,719      0.90%    $11,006         0.19%    $10,336
08/30/1996    0.43%   $10,765     -0.02%    $11,004         0.19%    $10,356
09/30/1996    0.99%   $10,871      1.40%    $11,158         0.32%    $10,389
10/31/1996    0.73%   $10,951      1.13%    $11,284         0.32%    $10,422
11/29/1996    1.23%   $11,085      1.83%    $11,491         0.19%    $10,442
12/31/1996   -0.20%   $11,063     -0.42%    $11,443         0.00%    $10,442
01/31/1997    0.17%   $11,082      0.19%    $11,464         0.32%    $10,475
02/28/1997    0.80%   $11,171      0.92%    $11,570         0.31%    $10,508
03/31/1997   -0.84%   $11,077     -1.33%    $11,416         0.25%    $10,534
04/30/1997    0.59%   $11,142      0.84%    $11,512         0.12%    $10,547
05/31/1997    1.29%   $11,286      1.51%    $11,686        -0.06%    $10,540
06/30/1997    0.97%   $11,395      1.07%    $11,811         0.12%    $10,553
07/31/1997    2.12%   $11,637      2.77%    $12,138         0.12%    $10,565
08/31/1997   -0.69%   $11,557     -0.94%    $12,024         0.19%    $10,586
09/30/1997    1.13%   $11,687      1.19%    $12,167         0.25%    $10,612
10/31/1997    0.34%   $11,727      0.64%    $12,245         0.25%    $10,639
11/30/1997    0.74%   $11,814      0.59%    $12,317        -0.06%    $10,632
12/31/1997    1.22%   $11,958      1.46%    $12,497        -0.12%    $10,619
01/31/1998    0.76%   $12,049      1.03%    $12,626         0.19%    $10,640
02/28/1998    0.22%   $12,075      0.03%    $12,629         0.19%    $10,660
03/31/1998    0.06%   $12,083      0.09%    $12,641         0.19%    $10,680
04/30/1998    0.01%   $12,084     -0.45%    $12,584         0.18%    $10,699
05/31/1998    1.18%   $12,226      1.58%    $12,783         0.18%    $10,719
06/30/1998    0.36%   $12,270      0.39%    $12,832         0.12%    $10,731
07/31/1998    0.33%   $12,311      0.25%    $12,865         0.12%    $10,744
08/31/1998    1.01%   $12,435      1.55%    $13,064         0.12%    $10,757
09/30/1998    0.88%   $12,545      1.25%    $13,227         0.12%    $10,770
10/31/1998   -0.13%   $12,528      0.00%    $13,227         0.24%    $10,796
11/30/1998    0.29%   $12,565      0.35%    $13,274         0.00%    $10,796
12/31/1998    0.27%   $12,599      0.25%    $13,307        -0.06%    $10,789
01/31/1999    1.00%   $12,725      1.19%    $13,465         0.24%    $10,815
02/28/1999   -0.34%   $12,681     -0.44%    $13,406         0.12%    $10,828
03/31/1999    0.24%   $12,712      0.14%    $13,425         0.30%    $10,861
04/30/1999    0.00%   $12,712      0.25%    $13,458         0.73%    $10,940
05/31/1999   -0.55%   $12,642     -0.58%    $13,380         0.00%    $10,940
06/30/1999   -1.67%   $12,431     -1.44%    $13,187         0.00%    $10,940
07/31/1999    0.27%   $12,464      0.36%    $13,235         0.30%    $10,973
08/31/1999   -1.61%   $12,264     -0.80%    $13,129         0.24%    $10,999

09/30/1999   -0.28%   $12,229      0.04%    $13,134         0.48%    $11,052
10/31/1999   -1.88%   $11,999     -1.08%    $12,992         0.18%    $11,072
11/30/1999    0.73%   $12,087      1.06%    $13,130         0.06%    $11,079
12/31/1999   -1.32%   $11,927     -0.75%    $13,032         0.00%    $11,079
01/31/2000   -1.26%   $11,777     -0.44%    $12,974         0.30%    $11,112
02/29/2000    0.90%   $11,883      1.16%    $13,125         0.59%    $11,177
03/31/2000    2.58%   $12,190      2.18%    $13,411         0.82%    $11,269
04/30/2000   -0.77%   $12,096     -0.59%    $13,332         0.06%    $11,276
05/31/2000   -0.83%   $11,995     -0.52%    $13,263         0.12%    $11,289
06/30/2000    2.49%   $12,294      2.65%    $13,614         0.52%    $11,348
07/31/2000    1.30%   $12,454      1.39%    $13,803         0.23%    $11,374
08/31/2000    1.56%   $12,648      1.54%    $14,016         0.00%    $11,374
09/30/2000   -0.58%   $12,575     -0.52%    $13,943         0.52%    $11,433
10/31/2000    1.00%   $12,701      1.09%    $14,095         0.17%    $11,453
11/30/2000    0.67%   $12,786      0.76%    $14,202         0.06%    $11,460
12/31/2000    1.90%   $13,029      2.47%    $14,553        -0.06%    $11,453
01/31/2001    0.50%   $13,094      0.99%    $14,697         0.63%    $11,525
02/28/2001    0.46%   $13,151      0.32%    $14,744         0.40%    $11,571

Total        31.51%               47.44%                   15.71%
Return

7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND




CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA                             18.4%

AA                              11.3%

A                               17.9%

BBB                             48.5%

Below Investment Grade           3.9%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)

PORTFOLIO NOTES

The intermediate municipal bond market performed well during the 12-month period, as interest rates generally declined. For example, the 10-year Treasury bond yield decreased from 6.41% on March 1, 2000, to 4.90% on February 28, 2001. The intermediate-term municipal bond market generally trended with the 10-year Treasury bond and like its counterpart saw yields decrease. The yield on the Lehman Brothers 10-Year Municipal Bond Index, the Fund's benchmark, was 5.39% on March 1, 2000, versus 4.42% on February 28, 2001. The market for intermediate-term bonds remained particularly strong as investors opted for shorter-term bonds that are generally less volatile than long-term bonds.

During the year under review, investors turned to municipal bonds following signs of a weakening economy, as slower growth usually leads to lower interest rates and higher bond prices. Recent economic releases appeared to indicate the economy has slowed, although strong producer and consumer prices for January caused investors





1. These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

     A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 82.

to become slightly concerned about inflation. After leaving the federal funds target rate unchanged from May through December, the Federal Reserve Board (the
Fed) reduced it twice in January, bringing the federal funds target rate to 5.50%. Municipal bonds benefited from the Fed's rate reductions and from a volatile stock market. Fixed income investors returned to the municipal bond market seeking to obtain favorable after-tax yields when compared to other fixed income alternatives, especially when considering municipal bonds' credit quality. The strong economy in the first half of 2000 also meant less borrowing for municipalities, and new bond issuance declined 12.5% in 2000 compared with 1999, which further benefited municipal bonds.(2)

The Fund primarily focused on decreasing its weighting of securities rated BBB or lower and increasing its percentage of credits rated A or better to increase the Fund's liquidity. On February 28, 2001, 47.6% of the Fund's total long-term investments were rated A or higher. Significant purchases during the period included Jacksonville, Florida, Electric bonds; Asheville, North Carolina, Water and Sewer bonds; and Mahoning, Ohio, Sewer Revenue bonds.

Declining interest rates also presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents, as well as our shift in credit quality to higher rated bonds and a problem with a holding, placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/01

                               % OF TOTAL
                               LONG-TERM
                              INVESTMENTS
                              -----------
Utilities*                      26.6%

Hospital & Health Care          17.1%

Corporate-Backed                13.5%

Subject to Government
Appropriations                  10.8%

General Obligation               9.5%

Housing                          6.2%

Transportation                   5.5%

Higher Education                 3.8%

Tax-Supported                    3.8%

Prerefunded                      2.7%

Other Revenue                    0.5%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project would likely affect all similar projects, thereby increasing market risk.





2.   Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund - Class A
3/1/00-2/28/01

                 DIVIDEND
MONTH            PER SHARE
---------------------------
March           4.30 cents

April           4.30 cents

May             4.30 cents

June            4.30 cents

July            4.30 cents

August          4.30 cents

September       4.35 cents

October         4.35 cents

November        4.35 cents

December        4.35 cents

January         4.35 cents

February        4.35 cents
---------------------------
Total           51.90 cents

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 27 shows that at the end of this reporting period, the Fund's distribution rate was 4.61%, based on an annualization of the current 4.3 cent ($0.043) per share dividend and the maximum offering price of $11.19 on February 28, 2001. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 7.63% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, we are optimistic about the outlook for intermediate-term municipal bonds and Franklin Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE     2/28/01      2/29/00
------------------------------------------------------------------
Net Asset Value (NAV)              +$0.42     $10.94       $10.52
Distributions (3/1/00-2/28/01)
Dividend Income                    $0.519

PERFORMANCE

                                                                                INCEPTION
CLASS A                                                 1-YEAR      5-YEAR      (9/21/92)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                              +9.10%      +27.13%      +63.73%

Average Annual Total Return(2)                          +6.67%       +4.45%       +5.73%

Avg. Ann. Total Return (3/31/01)(3)                     +5.89%       +4.30%       +5.77%

Distribution Rate(4)                           4.61%

Taxable Equivalent Distribution Rate(5)        7.63%

30-Day Standardized Yield(6)                   4.12%

Taxable Equivalent Yield(5)                    6.82%

FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $11.19 on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

      AVERAGE ANNUAL TOTAL RETURN

CLASS A                        2/28/01
--------------------------------------
1-Year                          +6.67%

5-Year                          +4.45%

Since Inception (9/21/92)       +5.73%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A (9/21/92-2/28/01)

[LINE CHART]

GRAPHIC MATERIAL (8)

This graph compares the performance of Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal 10-Year Bond Index(7) and Consumer Price Index(7) from 9/21/92-2/28/01.

     Date          Franklin Federal
                  Intermediate-Term       Lehman Brothers
                   Tax-Free Income       Municipal 10-Year
                     Fund-Class A            Bond Index             CPI
     --------------------------------------------------------------------------
     09/21/1992             $9,775               $10,000                $10,000
     09/30/1992             $9,785        0.19%  $10,019       0.07%    $10,007
     10/31/1992    -0.40%   $9,746       -1.02%   $9,917       0.35%    $10,042
     11/30/1992     1.91%   $9,932        1.83%  $10,098       0.14%    $10,056
     12/31/1992     0.94%  $10,025        1.16%  $10,215      -0.07%    $10,049
     01/31/1993     0.81%  $10,107        1.68%  $10,387       0.49%    $10,098
     02/28/1993     2.92%  $10,402        3.66%  $10,767       0.35%    $10,133
     03/31/1993     0.32%  $10,435       -1.46%  $10,610       0.35%    $10,169
     04/30/1993     0.74%  $10,512        0.95%  $10,711       0.28%    $10,197
     05/31/1993     0.31%  $10,545        0.35%  $10,748       0.14%    $10,211
     06/30/1993     1.49%  $10,702        1.97%  $10,960       0.14%    $10,226
     07/31/1993     0.53%  $10,759        0.25%  $10,987       0.00%    $10,226
     08/31/1993     1.77%  $10,949        2.07%  $11,215       0.28%    $10,254
     09/30/1993     0.96%  $11,054        1.23%  $11,353       0.21%    $10,276
     10/31/1993     0.58%  $11,118        0.16%  $11,371       0.41%    $10,318
     11/30/1993    -0.59%  $11,053       -0.82%  $11,278       0.07%    $10,325
     12/31/1993     2.20%  $11,296        2.13%  $11,518       0.00%    $10,325
     01/31/1994     1.14%  $11,425        1.23%  $11,660       0.27%    $10,353
     02/28/1994    -1.83%  $11,216       -2.74%  $11,340       0.34%    $10,388
     03/31/1994    -3.07%  $10,871       -3.82%  $10,907       0.34%    $10,424
     04/30/1994     0.51%  $10,927        1.10%  $11,027       0.14%    $10,438
     05/31/1994     0.83%  $11,017        0.80%  $11,115       0.07%    $10,445
     06/30/1994    -0.27%  $10,988       -0.43%  $11,067       0.34%    $10,481
     07/31/1994     1.37%  $11,138        1.68%  $11,253       0.27%    $10,509
     08/31/1994     0.72%  $11,218        0.39%  $11,297       0.40%    $10,551
     09/30/1994    -0.80%  $11,129       -1.34%  $11,146       0.27%    $10,580
     10/31/1994    -1.30%  $10,984       -1.46%  $10,983       0.07%    $10,587
     11/30/1994    -1.36%  $10,835       -1.89%  $10,775       0.13%    $10,601
     12/31/1994     1.44%  $10,991        1.80%  $10,969       0.00%    $10,601
     01/31/1995     2.33%  $11,247        2.59%  $11,254       0.40%    $10,643
     02/28/1995     1.83%  $11,452        2.83%  $11,572       0.40%    $10,686
     03/31/1995     0.95%  $11,561        1.35%  $11,728       0.33%    $10,721
     04/30/1995     0.20%  $11,584        0.12%  $11,742       0.33%    $10,757
     05/31/1995     2.54%  $11,879        3.17%  $12,115       0.20%    $10,778
     06/30/1995    -0.50%  $11,819       -0.62%  $12,039       0.20%    $10,800
     07/31/1995     0.90%  $11,926        1.47%  $12,216       0.00%    $10,800
     08/31/1995     1.36%  $12,088        1.36%  $12,383       0.26%    $10,828
     09/30/1995     0.88%  $12,194        0.64%  $12,462       0.20%    $10,849
     10/31/1995     1.19%  $12,339        1.15%  $12,605       0.33%    $10,885
     11/30/1995     1.23%  $12,491        1.34%  $12,774      -0.07%    $10,878
     12/31/1995     0.67%  $12,575        0.61%  $12,852      -0.07%    $10,870
     01/31/1996     0.62%  $12,653        1.01%  $12,982       0.59%    $10,934
     02/29/1996    -0.49%  $12,591       -0.41%  $12,929       0.32%    $10,969
     03/31/1996     1.51%  $12,781       -1.24%  $12,768       0.52%    $11,026
     04/30/1996    -0.03%  $12,777       -0.35%  $12,724       0.39%    $11,069
     05/31/1996    -0.09%  $12,765       -0.28%  $12,688       0.19%    $11,090
     06/30/1996     0.95%  $12,887        0.95%  $12,808       0.06%    $11,097
     07/31/1996     0.62%  $12,967        0.96%  $12,931       0.19%    $11,118
     08/31/1996     0.06%  $12,974        0.00%  $12,931       0.19%    $11,139
     09/30/1996     0.99%  $13,103        1.03%  $13,065       0.32%    $11,175
     10/31/1996     1.05%  $13,240        1.26%  $13,229       0.32%    $11,210
     11/30/1996     1.31%  $13,414        2.02%  $13,496       0.19%    $11,232
     12/31/1996    -0.01%  $13,413       -0.45%  $13,436       0.00%    $11,232
     01/31/1997    -2.19%  $13,119        0.39%  $13,488       0.32%    $11,268
     02/28/1997     0.87%  $13,233        0.94%  $13,615       0.31%    $11,303
     03/31/1997    -0.94%  $13,109       -1.34%  $13,432       0.25%    $11,331
     04/30/1997     0.77%  $13,209        0.74%  $13,532       0.12%    $11,344
     05/31/1997     0.64%  $13,294        1.42%  $13,724      -0.06%    $11,338
     06/30/1997     1.16%  $13,448        1.10%  $13,875       0.12%    $11,351
     07/31/1997     2.23%  $13,748        2.81%  $14,265       0.12%    $11,365
     08/31/1997    -0.50%  $13,679       -0.97%  $14,126       0.19%    $11,386
     09/30/1997     0.78%  $13,786        1.27%  $14,306       0.25%    $11,415
     10/31/1997     0.54%  $13,861        0.53%  $14,382       0.25%    $11,443
     11/30/1997     0.56%  $13,938        0.46%  $14,448      -0.06%    $11,437
     12/31/1997     1.31%  $14,121        1.58%  $14,676      -0.12%    $11,423
     01/31/1998     1.21%  $14,292        1.11%  $14,839       0.19%    $11,445
     02/28/1998     0.03%  $14,296       -0.01%  $14,838       0.19%    $11,466
     03/31/1998     0.06%  $14,304       -0.07%  $14,827       0.19%    $11,488
     04/30/1998    -0.17%  $14,280       -0.55%  $14,746       0.18%    $11,509
     05/31/1998     1.28%  $14,463        1.70%  $14,996       0.18%    $11,530
     06/30/1998     0.29%  $14,505        0.37%  $15,052       0.12%    $11,543
     07/31/1998     0.34%  $14,554        0.16%  $15,076       0.12%    $11,557
     08/31/1998     1.11%  $14,716        1.74%  $15,338       0.12%    $11,571
     09/30/1998     0.98%  $14,860        1.49%  $15,567       0.12%    $11,585
     10/31/1998    -0.03%  $14,856        0.04%  $15,573       0.24%    $11,613
     11/30/1998     0.30%  $14,900        0.30%  $15,620       0.00%    $11,613
     12/31/1998     0.27%  $14,940        0.31%  $15,668      -0.06%    $11,606
     01/31/1999     1.17%  $15,115        1.53%  $15,908       0.24%    $11,634
     02/28/1999    -0.52%  $15,037       -0.90%  $15,765       0.12%    $11,648
     03/31/1999     0.07%  $15,047       -0.05%  $15,757       0.30%    $11,683
     04/30/1999     0.36%  $15,101        0.27%  $15,799       0.73%    $11,768
     05/31/1999    -0.56%  $15,017       -0.70%  $15,689       0.00%    $11,768
     06/30/1999    -1.13%  $14,847       -1.86%  $15,397       0.00%    $11,768
     07/31/1999     0.27%  $14,887        0.67%  $15,500       0.30%    $11,803
     08/31/1999    -0.59%  $14,799       -0.37%  $15,443       0.24%    $11,831
     09/30/1999     0.20%  $14,829        0.34%  $15,495       0.48%    $11,888
     10/31/1999    -1.11%  $14,664       -0.71%  $15,385       0.18%    $11,910
     11/30/1999     0.62%  $14,755        1.09%  $15,553       0.06%    $11,917
     12/31/1999    -0.62%  $14,664       -0.52%  $15,472       0.00%    $11,917
     01/31/2000    -0.64%  $14,570       -0.41%  $15,409       0.24%    $11,945
     02/29/2000     0.68%  $14,669        0.79%  $15,530       0.59%    $12,016
     03/31/2000     1.54%  $14,895        1.95%  $15,833       0.82%    $12,114
     04/30/2000    -0.45%  $14,828       -0.50%  $15,754       0.06%    $12,122
     05/31/2000    -0.59%  $14,740       -0.59%  $15,661       0.12%    $12,136
     06/30/2000     1.85%  $15,013        2.72%  $16,087       0.52%    $12,199
     07/31/2000     1.07%  $15,174        1.38%  $16,309       0.23%    $12,227
     08/31/2000     1.53%  $15,406        1.55%  $16,562       0.00%    $12,227
     09/30/2000    -0.18%  $15,378       -0.46%  $16,486       0.52%    $12,291
     10/31/2000     0.81%  $15,503        1.02%  $16,654       0.17%    $12,312
     11/30/2000     0.30%  $15,549        0.54%  $16,744       0.06%    $12,319
     12/31/2000     1.30%  $15,751        2.35%  $17,137      -0.06%    $12,312
     01/31/2001     1.16%  $15,934        1.29%  $17,358       0.63%    $12,389
     02/28/2001     0.45%  $16,005        0.17%  $17,388       0.40%    $12,439


7. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa, a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

     Past performance does not guarantee future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal bonds.(1) As discussed in the Fund's prospectus, these securities entail greater risk than higher-rated municipal securities.
--------------------------------------------------------------------------------

PORTFOLIO NOTES

During the year under review, U.S. bond markets rallied after a poor showing in 1999 and early 2000, outperforming U.S. equity markets for the first time in a decade. Interest rates fell sharply during the 12-month period ended February 28, 2001, as evidenced by the benchmark 10-year Treasury note's yield declining from 6.41% at the beginning of the reporting period to 4.90% at the end. Bond yields and prices move in opposite directions; thus, bond prices rose.

While the fixed income marketplace as a whole was attractive, municipal bonds were one of the strongest sectors. As decelerating economic growth led to lower interest rates and higher bond prices, improving credit strength in the municipal sector amid dwindling supply increased the relative value of municipal bonds. Total issuance for calendar year 2000 came in under $200 billion, roughly 12.5% below the $227 billion issued in 1999.(2) Most states and municipalities were flush with cash and, furthermore, engaged in fewer bond refunding opportunities than in 1999 as interest rates generally did not fall enough to make such actions feasible. These factors, coupled with investors' preference for the perceived safe haven of bonds amid a plummeting stock market, increased demand for municipal bonds at a time when the supply was particularly thin, causing their price to rise significantly.

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01


                                  [PIE CHART]

AAA                          21.0%

AA                            3.7%

A                            10.1%

BBB                          25.1%

Below Investment
Grade                        40.1%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

(1.) These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: The Bond Buyer, 1/2/01

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 90.

PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
2/28/01

                                                                 % OF TOTAL
                                                                  LONG-TERM
SECTOR                                                           INVESTMENTS
-------------------------------------------------------------------------------
Utilities*                                                           28.0%

Tax-Supported                                                        15.2%

Prerefunded                                                          14.5%

Hospital & Health Care                                               13.1%

Transportation                                                        8.8%

Corporate-Backed                                                      6.5%

General Obligation                                                    5.2%

Housing                                                               3.3%

Other Revenue                                                         2.9%

Subject to Government
Appropriations                                                        2.2%

Higher Education                                                      0.3%

* The Fund may invest more than 25% in municipal securities that finance sim-ilar types of projects such as utilities. A change that affects one project would likely affect all similar projects, thereby increasing market risk.

Despite the positive environment, certain factors challenged high yield municipal bond funds as on average, they performed well below their investment-grade counterparts. Much of the underperformance within the high yield market was due to widening credit spreads, or the yield difference, between higher- and lower-rated credits. In 1998, we found yield spreads between AAA-rated and non-rated bonds as low as 0.50%, but saw early 2001 spreads ranging between 1.5% and 2.0%, for the most part. The wider spreads were due primarily to deterioration in a few sectors of the high yield municipal bond market, most notably health care, project finance and corporate-related debt. These sectors have come under increasing pressure over the past few years, with several defaults occurring due to factors that included uneconomical projects, overleveraging, competition, technical deficiencies and poor supply/demand fundamentals. Finally, a combination of declining interest rates and a higher default rate in the municipal bond market led to increased dividend pressure. Within this environment, Franklin High Yield Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $10.41 per share on February 29, 2000, to $10.50 on February 28, 2001.

On the positive side, the high yield market's fallout also created many opportunities for us to find higher quality, non-rated bonds at very attractive yields. With yield spreads wider than we have seen since the early 1990s, we believe the traditional, more essential sectors such as transportation, utility and land-secured bonds are offering very attractive returns. Knowing what we are buying and having leverage to direct pricing are important to us. This underscores the benefit of Franklin's significant presence in the municipal bond market, which better enables us to structure issues to fit the portfolio's needs. Because of our size, research and experience in the municipal arena, we can be very selective. Most dealers, underwriters and issuers know and trust Franklin, often coming to us to help them structure and price new issues, which in turn gives us more leverage in defining the marketplace. A recent example of our influence was seen in a non-rated Windemere Ranch assessment district bond we

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/00-2/28/01

                                             DIVIDEND PER SHARE
                                  ----------------------------------------------
MONTH                               CLASS A         CLASS B           CLASS C
--------------------------------------------------------------------------------
March                             5.40 cents      4.94 cents        4.92 cents
April                             5.40 cents      4.94 cents        4.92 cents
May                               5.40 cents      4.94 cents        4.92 cents
June                              5.40 cents      4.91 cents        4.91 cents
July                              5.40 cents      4.91 cents        4.91 cents
August                            5.40 cents      4.91 cents        4.91 cents
September                         5.20 cents      4.72 cents        4.71 cents
October                           5.20 cents      4.72 cents        4.71 cents
November                          5.20 cents      4.72 cents        4.71 cents
December                          4.85 cents      4.36 cents        4.36 cents
January                           4.85 cents      4.36 cents        4.36 cents
February                          4.85 cents      4.36 cents        4.36 cents
--------------------------------------------------------------------------------
TOTAL                            62.55 CENTS     56.79 CENTS       56.70 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


recently purchased. This was a $75 million deal issued to fund infrastructure improvements for a 5,000-unit master plan development in San Ramon, California. The property's owner, the Lennar Group, invested $180 million in the project with a $50 million revolving loan agreement to commence building. The city, the dealer and the developer all approached Franklin to assist them in structuring a deal that would be fair to all parties. In return, we were able to control the issue, placing $65 million into our high yield funds at close to 7.5%.

In addition to high yield bonds' general attractiveness is municipal securities' overall appeal. Historically, municipal bonds are second only to stocks in after-tax returns, with the added benefit of relatively low volatility. At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment. For example, on February 28, 2001, the Bond Buyer Municipal Bond Index yielded 5.40%, while the 10-year U.S. Treasury note yielded 4.90%, resulting in a municipal-to-Treasury yield ratio of 110%, significantly higher than the 93% 10-year average.(3) The Performance Summary beginning on page 34 shows on February 28, 2001, the Fund's Class A shares' distribution rate was 5.31%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $10.97. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

Looking ahead, the reduced supply of new-issue municipal bonds could improve municipal bond funds' performance for the remainder of the year. As we continue to see corporate earnings pressures and historically high stock market volatility in the first quarter of 2001, we believe it is increasingly important for investors to seek well-diversified portfolios containing securities that are less correlated to stock market volatility. We believe municipals offer such stability, and expect demand for municipal bonds to be solid for the remainder of 2001 as investors seek broadened asset allocation strategies. Also, the economy is slowing abruptly, and indications are that the

(3.) Sources: Lehman Brothers; The Bond Buyer. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index.

Federal Reserve Board is likely to cut rates again. It will be important to watch in the coming months if manufacturing weakness will translate into a rise in the unemployment rate, which in turn will further deteriorate consumer spending and confidence. All of this, combined with rising productivity and growing inventory levels, could also serve to dampen inflation and improve bond market performance. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment strategy while focusing on high, current, tax-free income and capital preservation.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.09          $10.50      $10.41
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                            $0.6255

CLASS B                                    CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.09          $10.54      $10.45
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                            $0.5679

CLASS C                                    CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.10          $10.58      $10.48
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                            $0.5670

PERFORMANCE

CLASS A                                           1-YEAR     5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +6.99%     +26.99%  +97.75%
Average Annual Total Return(2)                    +2.46%     +3.98%   +6.59%
Avg. Ann. Total Return (3/31/01)(3)               +1.35%     +4.39%   +6.64%

Distribution Rate(4)                     5.31%
Taxable Equivalent Distribution Rate(5)  8.79%
30-Day Standardized Yield(6)             5.20%
Taxable Equivalent Yield(5)              8.61%


                                                                      INCEPTION
CLASS B                                                      1-YEAR   (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +6.38%   +2.81%
Average Annual Total Return(2)                               +2.38%   +0.03%
Avg. Ann. Total Return (3/31/01)(3)                          +1.35%   +0.48%

Distribution Rate(4)                     4.93%
Taxable Equivalent Distribution Rate(5)  8.16%
30-Day Standardized Yield(6)             4.88%
Taxable Equivalent Yield(5)              8.08%


                                                                     INCEPTION
CLASS C                                           1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +6.45%     +23.62%  +35.07%
Average Annual Total Return(2)                    +4.36%     +4.13%   +5.11%
Avg. Ann. Total Return (3/31/01)(3)               +3.26%     +4.53%   +5.19%

Distribution Rate(4)                     4.88%
Taxable Equivalent Distribution Rate(5)  8.08%
30-Day Standardized Yield(6)             4.83%
Taxable Equivalent Yield(5)              8.00%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 2/28/01 for the maximum federal income tax rate of 39.6%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                         35

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +2.46%

5-Year                                                              +3.98%

10-Year                                                             +6.59%

CLASS A (3/1/91 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (9)

This graph compares the performance of Franklin High Yield Tax-Free Income Fund
- Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91-2/28/01.

     Date                  Franklin High Yield    Lehman Brothers
                              Tax-Free Income        Municipal
                                Fund-Class A         Bond Index                                CPI
     -----------------------------------------------------------------------------------------------
     03/01/1991             $9,573                     $10,000                               $10,000
     03/31/1991    0.49%    $9,620         0.03%       $10,003            0.15%              $10,015
     04/30/1991    1.46%    $9,760         1.34%       $10,137            0.15%              $10,030
     05/31/1991    0.87%    $9,845         0.89%       $10,227            0.30%              $10,060
     06/30/1991    0.39%    $9,884        -0.10%       $10,217            0.29%              $10,089
     07/31/1991    1.35%    $10,017        1.22%       $10,342            0.15%              $10,104
     08/31/1991    1.06%    $10,123        1.32%       $10,478            0.29%              $10,134
     09/30/1991    1.44%    $10,269        1.30%       $10,614            0.44%              $10,178
     10/31/1991    0.67%    $10,338        0.90%       $10,710            0.15%              $10,194
     11/30/1991    0.38%    $10,377        0.28%       $10,740            0.29%              $10,223
     12/31/1991    2.00%    $10,585        2.15%       $10,971            0.07%              $10,230
     01/31/1992   -0.10%    $10,574        0.23%       $10,996            0.15%              $10,246
     02/29/1992   -0.12%    $10,561        0.03%       $10,999            0.36%              $10,283
     03/31/1992    0.49%    $10,613        0.03%       $11,003            0.51%              $10,335
     04/30/1992    1.06%    $10,726        0.89%       $11,101            0.14%              $10,349
     05/31/1992    1.49%    $10,885        1.18%       $11,232            0.14%              $10,364
     06/30/1992    1.46%    $11,044        1.68%       $11,420            0.36%              $10,401
     07/31/1992    3.43%    $11,423        3.00%       $11,763            0.21%              $10,423
     08/31/1992   -1.51%    $11,251       -0.97%       $11,649            0.28%              $10,452
     09/30/1992    0.15%    $11,268        0.65%       $11,724            0.28%              $10,482
     10/31/1992   -1.35%    $11,115       -0.98%       $11,610            0.35%              $10,518
     11/30/1992    2.43%    $11,386        1.79%       $11,817            0.14%              $10,533
     12/31/1992    1.58%    $11,565        1.02%       $11,938           -0.07%              $10,526
     01/31/1993    1.31%    $11,717        1.16%       $12,076            0.49%              $10,577
     02/28/1993    2.82%    $12,047        3.62%       $12,514            0.35%              $10,614
     03/31/1993   -0.22%    $12,021       -1.06%       $12,381            0.35%              $10,651
     04/30/1993    0.70%    $12,105        1.01%       $12,506            0.28%              $10,681
     05/31/1993    0.55%    $12,172        0.56%       $12,576            0.14%              $10,696
     06/30/1993    1.79%    $12,390        1.67%       $12,786            0.14%              $10,711
     07/31/1993    0.12%    $12,404        0.13%       $12,803            0.00%              $10,711
     08/31/1993    2.13%    $12,669        2.08%       $13,069            0.28%              $10,741
     09/30/1993    1.12%    $12,810        1.14%       $13,218            0.21%              $10,764
     10/31/1993    0.18%    $12,834        0.19%       $13,243            0.41%              $10,808
     11/30/1993    0.39%    $12,884       -0.88%       $13,127            0.07%              $10,815
     12/31/1993    1.67%    $13,099        2.11%       $13,403            0.00%              $10,815
     01/31/1994    1.10%    $13,243        1.14%       $13,556            0.27%              $10,845
     02/28/1994   -1.18%    $13,087       -2.59%       $13,205            0.34%              $10,881
     03/31/1994   -2.94%    $12,702       -4.07%       $12,668            0.34%              $10,918
     04/30/1994    0.08%    $12,712        0.85%       $12,775            0.14%              $10,934
     05/31/1994    0.59%    $12,787        0.87%       $12,887            0.07%              $10,941
     06/30/1994    0.21%    $12,814       -0.61%       $12,808            0.34%              $10,979
     07/31/1994    1.30%    $12,980        1.83%       $13,042            0.27%              $11,008
     08/31/1994    0.31%    $13,021        0.35%       $13,088            0.40%              $11,052
     09/30/1994   -0.71%    $12,928       -1.47%       $12,896            0.27%              $11,082
     10/31/1994   -1.01%    $12,798       -1.78%       $12,666            0.07%              $11,090
     11/30/1994   -1.64%    $12,588       -1.81%       $12,437            0.13%              $11,104
     12/31/1994    1.36%    $12,759        2.20%       $12,710            0.00%              $11,104
     01/31/1995    2.44%    $13,070        2.86%       $13,074            0.40%              $11,149
     02/28/1995    2.45%    $13,390        2.91%       $13,454            0.40%              $11,193
     03/31/1995    1.37%    $13,574        1.15%       $13,609            0.33%              $11,230
     04/30/1995    0.43%    $13,632        0.12%       $13,625            0.33%              $11,267
     05/31/1995    2.44%    $13,965        3.19%       $14,060            0.20%              $11,290
     06/30/1995    0.12%    $13,982       -0.87%       $13,938            0.20%              $11,312
     07/31/1995    0.66%    $14,074        0.95%       $14,070            0.00%              $11,312
     08/31/1995    1.00%    $14,215        1.27%       $14,249            0.26%              $11,342
     09/30/1995    0.80%    $14,328        0.63%       $14,339            0.20%              $11,364
     10/31/1995    1.29%    $14,513        1.45%       $14,547            0.33%              $11,402
     11/30/1995    1.28%    $14,699        1.66%       $14,788           -0.07%              $11,394
     12/31/1995    0.96%    $14,840        0.96%       $14,930           -0.07%              $11,386
     01/31/1996    0.56%    $14,923        0.76%       $15,043            0.59%              $11,453
     02/29/1996   -0.08%    $14,911       -0.68%       $14,941            0.32%              $11,490
     03/31/1996   -0.99%    $14,764       -1.28%       $14,750            0.52%              $11,550
     04/30/1996    0.10%    $14,778       -0.28%       $14,709            0.39%              $11,595
     05/31/1996    0.23%    $14,812       -0.04%       $14,703            0.19%              $11,617
     06/30/1996    0.98%    $14,958        1.09%       $14,863            0.06%              $11,624
     07/31/1996    0.75%    $15,070        0.90%       $14,997            0.19%              $11,646
     08/31/1996    0.36%    $15,124       -0.02%       $14,994            0.19%              $11,668
     09/30/1996    1.37%    $15,331        1.40%       $15,204            0.32%              $11,705
     10/31/1996    1.31%    $15,532        1.13%       $15,375            0.32%              $11,743
     11/30/1996    1.51%    $15,767        1.83%       $15,657            0.19%              $11,765
     12/31/1996   -0.07%    $15,756       -0.42%       $15,591            0.00%              $11,765
     01/31/1997    0.30%    $15,803        0.19%       $15,621            0.32%              $11,803
     02/28/1997    0.89%    $15,943        0.92%       $15,764            0.31%              $11,839
     03/31/1997   -0.79%    $15,818       -1.33%       $15,555            0.25%              $11,869
     04/30/1997    0.75%    $15,936        0.84%       $15,685            0.12%              $11,883
     05/31/1997    1.27%    $16,139        1.51%       $15,922           -0.06%              $11,876
     06/30/1997    1.23%    $16,337        1.07%       $16,093            0.12%              $11,890
     07/31/1997    2.53%    $16,750        2.77%       $16,538            0.12%              $11,904
     08/31/1997   -0.57%    $16,655       -0.94%       $16,383            0.19%              $11,927
     09/30/1997    1.65%    $16,930        1.19%       $16,578            0.25%              $11,957
     10/31/1997    0.71%    $17,050        0.64%       $16,684            0.25%              $11,987
     11/30/1997    0.64%    $17,159        0.59%       $16,782           -0.06%              $11,980
     12/31/1997    1.55%    $17,425        1.46%       $17,027           -0.12%              $11,965
     01/31/1998    1.10%    $17,617        1.03%       $17,203            0.19%              $11,988
     02/28/1998    0.23%    $17,657        0.03%       $17,208            0.19%              $12,011
     03/31/1998    0.08%    $17,671        0.09%       $17,223            0.19%              $12,033
     04/30/1998   -0.07%    $17,659       -0.45%       $17,146            0.18%              $12,055
     05/31/1998    1.25%    $17,880        1.58%       $17,417            0.18%              $12,077
     06/30/1998    0.45%    $17,960        0.39%       $17,485            0.12%              $12,091
     07/31/1998    0.17%    $17,991        0.25%       $17,528            0.12%              $12,106
     08/31/1998    1.17%    $18,201        1.55%       $17,800            0.12%              $12,120
     09/30/1998    0.60%    $18,310        1.25%       $18,023            0.12%              $12,135
     10/31/1998   -0.11%    $18,290        0.00%       $18,023            0.24%              $12,164
     11/30/1998   -0.30%    $18,235        0.35%       $18,086            0.00%              $12,164
     12/31/1998    0.15%    $18,263        0.25%       $18,131           -0.06%              $12,157
     01/31/1999    0.82%    $18,412        1.19%       $18,347            0.24%              $12,186
     02/28/1999   -0.06%    $18,401       -0.44%       $18,266            0.12%              $12,201
     03/31/1999    0.36%    $18,468        0.14%       $18,292            0.30%              $12,237
     04/30/1999    0.37%    $18,536        0.25%       $18,337            0.73%              $12,326
     05/31/1999   -0.43%    $18,456       -0.58%       $18,231            0.00%              $12,326
     06/30/1999   -1.06%    $18,261       -1.44%       $17,968            0.00%              $12,326
     07/31/1999    0.46%    $18,345        0.36%       $18,033            0.30%              $12,363
     08/31/1999   -1.09%    $18,145       -0.80%       $17,889            0.24%              $12,393
     09/30/1999   -0.08%    $18,130        0.04%       $17,896            0.48%              $12,453
     10/31/1999   -1.81%    $17,802       -1.08%       $17,703            0.18%              $12,475
     11/30/1999    0.83%    $17,950        1.06%       $17,890            0.06%              $12,482
     12/31/1999   -1.45%    $17,690       -0.75%       $17,756            0.00%              $12,482
     01/31/2000   -0.92%    $17,527       -0.44%       $17,678            0.30%              $12,520
     02/29/2000    0.98%    $17,699        1.16%       $17,883            0.59%              $12,594
     03/31/2000    2.04%    $18,060        2.18%       $18,273            0.82%              $12,697
     04/30/2000   -0.45%    $17,978       -0.59%       $18,165            0.06%              $12,705
     05/31/2000   -0.58%    $17,874       -0.52%       $18,071            0.12%              $12,720
     06/30/2000    0.90%    $18,035        2.65%       $18,550            0.52%              $12,786
     07/31/2000    1.21%    $18,253        1.39%       $18,807            0.23%              $12,815
     08/31/2000    1.37%    $18,503        1.54%       $19,097            0.00%              $12,815
     09/30/2000   -0.40%    $18,429       -0.52%       $18,998            0.52%              $12,882
     10/31/2000    0.71%    $18,560        1.09%       $19,205            0.17%              $12,904
     11/30/2000   -0.01%    $18,558        0.76%       $19,351            0.06%              $12,912
     12/31/2000    0.82%    $18,710        2.47%       $19,829           -0.06%              $12,904
     01/31/2001    0.67%    $18,836        0.99%       $20,025            0.63%              $12,985
     02/28/2001    0.54%    $18,931        0.32%       $20,089            0.40%              $13,037
Total Return                  89.31%                    100.89%                                30.37%
----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +2.38%

Since Inception (1/1/99)                                            +0.03%

CLASS B (1/1/99 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (10)

This graph compares the performance of Franklin High Yield Tax-Free Income Fund
- Class B as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 1/1/99-2/28/01.

     Date                    Franklin High Yield       Lehman Brothers Municipal Bond       CPI
                          Tax-Free Income Fund-Class               Index
                                     B
     ---------------------------------------------------------------------------------------------
     01/01/1999             $10,000                      $10,000                           $10,000
     01/31/1999              10,095        1.19%         $10,119               0.24%       $10,024
     02/28/1999              10,085       -0.44%         $10,074               0.12%       $10,036
     03/31/1999              10,110        0.14%         $10,089               0.30%       $10,066
     04/30/1999              10,143        0.25%         $10,114               0.73%       $10,140
     05/31/1999              10,098       -0.58%         $10,055               0.00%       $10,140
     06/30/1999               9,981       -1.44%          $9,910               0.00%       $10,140
     07/31/1999              10,033        0.36%          $9,946               0.30%       $10,170
     08/31/1999               9,915       -0.80%          $9,866               0.24%       $10,194
     09/30/1999               9,905        0.04%          $9,870               0.48%       $10,243
     10/31/1999               9,723       -1.08%          $9,764               0.18%       $10,262
     11/30/1999               9,794        1.06%          $9,867               0.06%       $10,268
     12/31/1999               9,647       -0.75%          $9,793               0.00%       $10,268
     01/31/2000               9,555       -0.44%          $9,750               0.30%       $10,299
     02/29/2000               9,646        1.16%          $9,863               0.59%       $10,360
     03/31/2000               9,839        2.18%         $10,078               0.82%       $10,444
     04/30/2000               9,801       -0.59%         $10,019               0.06%       $10,451
     05/31/2000               9,726       -0.52%          $9,967               0.12%       $10,463
     06/30/2000               9,810        2.65%         $10,231               0.52%       $10,518
     07/31/2000               9,931        1.39%         $10,373               0.23%       $10,542
     08/31/2000              10,054        1.54%         $10,533               0.00%       $10,542
     09/30/2000              10,013       -0.52%         $10,478               0.52%       $10,597
     10/31/2000              10,077        1.09%         $10,592               0.17%       $10,615
     11/30/2000              10,084        0.76%         $10,673               0.06%       $10,621
     12/31/2000              10,164        2.47%         $10,936              -0.06%       $10,615
     01/31/2001              10,225        0.99%         $11,045               0.63%       $10,682
     02/28/2001             $10,006        0.32%         $11,080               0.40%       $10,724
Total Return                   0.06%                       10.80%                             7.24%
--------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +4.36%

5-Year                                                              +4.13%

Since Inception (5/1/95)                                            +5.11%

CLASS C (5/1/95 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (11)

This graph compares the performance of Franklin High Yield Tax-Free Income Fund
- Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95-2/28/01.

        Date         Franklin High Yield          Lehman Brothers                 CPI
                       Tax-Free Income            Municipal Bond
                         Fund-Class C                 Index
        ----------------------------------------------------------------------------------------
        05/01/1995               $9,899                     $10,000                      $10,000
        05/31/1995     2.56%     $10,152          3.19%     $10,319         0.20%        $10,020
        06/30/1995     0.15%     $10,168         -0.87%     $10,229         0.20%        $10,040
        07/31/1995     0.70%     $10,239          0.95%     $10,326         0.00%        $10,040
        08/31/1995     0.94%     $10,335          1.27%     $10,458         0.26%        $10,066
        09/29/1995     0.74%     $10,412          0.63%     $10,523         0.20%        $10,086
        10/31/1995     1.23%     $10,540          1.45%     $10,676         0.33%        $10,120
        11/30/1995     1.31%     $10,678          1.66%     $10,853        -0.07%        $10,112
        12/29/1995     0.91%     $10,775          0.96%     $10,957        -0.07%        $10,105
        01/31/1996     0.51%     $10,830          0.76%     $11,041         0.59%        $10,165
        02/29/1996    -0.12%     $10,817         -0.68%     $10,966         0.32%        $10,198
        03/29/1996    -1.03%     $10,705         -1.28%     $10,825         0.52%        $10,251
        04/30/1996     0.05%     $10,711         -0.28%     $10,795         0.39%        $10,291
        05/31/1996     0.17%     $10,729         -0.04%     $10,791         0.19%        $10,310
        06/28/1996     0.93%     $10,829          1.09%     $10,908         0.06%        $10,316
        07/31/1996     0.70%     $10,905          0.90%     $11,006         0.19%        $10,336
        08/30/1996     0.31%     $10,938         -0.02%     $11,004         0.19%        $10,356
        09/30/1996     1.32%     $11,083          1.40%     $11,158         0.32%        $10,389
        10/31/1996     1.25%     $11,221          1.13%     $11,284         0.32%        $10,422
        11/29/1996     1.46%     $11,385          1.83%     $11,491         0.19%        $10,442
        12/31/1996    -0.12%     $11,371         -0.42%     $11,443         0.00%        $10,442
        01/31/1997     0.34%     $11,410          0.19%     $11,464         0.32%        $10,475
        02/28/1997     0.83%     $11,505          0.92%     $11,570         0.31%        $10,508
        03/31/1997    -0.83%     $11,409         -1.33%     $11,416         0.25%        $10,534
        04/30/1997     0.70%     $11,489          0.84%     $11,512         0.12%        $10,547
        05/31/1997     1.21%     $11,628          1.51%     $11,686        -0.06%        $10,540
        06/30/1997     1.18%     $11,765          1.07%     $11,811         0.12%        $10,553
        07/31/1997     2.47%     $12,056          2.77%     $12,138         0.12%        $10,565
        08/31/1997    -0.61%     $11,982         -0.94%     $12,024         0.19%        $10,586
        09/30/1997     1.68%     $12,184          1.19%     $12,167         0.25%        $10,612
        10/31/1997     0.57%     $12,253          0.64%     $12,245         0.25%        $10,639
        11/30/1997     0.59%     $12,325          0.59%     $12,317        -0.06%        $10,632
        12/31/1997     1.58%     $12,520          1.46%     $12,497        -0.12%        $10,619
        01/31/1998     1.05%     $12,652          1.03%     $12,626         0.19%        $10,640
        02/28/1998     0.18%     $12,674          0.03%     $12,629         0.19%        $10,660
        03/31/1998     0.03%     $12,678          0.09%     $12,641         0.19%        $10,680
        04/30/1998    -0.11%     $12,664         -0.45%     $12,584         0.18%        $10,699
        05/31/1998     1.19%     $12,815          1.58%     $12,783         0.18%        $10,719
        06/30/1998     0.40%     $12,866          0.39%     $12,832         0.12%        $10,731
        07/31/1998     0.21%     $12,893          0.25%     $12,865         0.12%        $10,744
        08/31/1998     1.03%     $13,026          1.55%     $13,064         0.12%        $10,757
        09/30/1998     0.55%     $13,098          1.25%     $13,227         0.12%        $10,770
        10/31/1998    -0.07%     $13,089          0.00%     $13,227         0.24%        $10,796
        11/30/1998    -0.35%     $13,043          0.35%     $13,274         0.00%        $10,796
        12/31/1998     0.02%     $13,045          0.25%     $13,307        -0.06%        $10,789
        01/31/1999     0.85%     $13,156          1.19%     $13,465         0.24%        $10,815
        02/28/1999    -0.11%     $13,142         -0.44%     $13,406         0.12%        $10,828
        03/31/1999     0.30%     $13,181          0.14%     $13,425         0.30%        $10,861
        04/30/1999     0.32%     $13,223          0.25%     $13,458         0.73%        $10,940
        05/31/1999    -0.56%     $13,149         -0.58%     $13,380         0.00%        $10,940
        06/30/1999    -1.10%     $13,005         -1.44%     $13,187         0.00%        $10,940
        07/31/1999     0.50%     $13,070          0.36%     $13,235         0.30%        $10,973
        08/31/1999    -1.22%     $12,910         -0.80%     $13,129         0.24%        $10,999
        09/30/1999    -0.03%     $12,906          0.04%     $13,134         0.48%        $11,052
        10/31/1999    -1.84%     $12,669         -1.08%     $12,992         0.18%        $11,072
        11/30/1999     0.68%     $12,755          1.06%     $13,130         0.06%        $11,079
        12/31/1999    -1.48%     $12,566         -0.75%     $13,032         0.00%        $11,079
        01/31/2000    -0.96%     $12,446         -0.44%     $12,974         0.30%        $11,112
        02/29/2000     0.93%     $12,561          1.16%     $13,125         0.59%        $11,177
        03/31/2000     1.98%     $12,810          2.18%     $13,411         0.82%        $11,269
        04/30/2000    -0.39%     $12,760         -0.59%     $13,332         0.06%        $11,276
        05/31/2000    -0.72%     $12,668         -0.52%     $13,263         0.12%        $11,289
        06/30/2000     0.94%     $12,787          2.65%     $13,614         0.52%        $11,348
        07/31/2000     1.15%     $12,934          1.39%     $13,803         0.23%        $11,374
        08/31/2000     1.32%     $13,105          1.54%     $14,016         0.00%        $11,374
        09/30/2000    -0.44%     $13,048         -0.52%     $13,943         0.52%        $11,433
        10/31/2000     0.66%     $13,134          1.09%     $14,095         0.17%        $11,453
        11/30/2000    -0.06%     $13,126          0.76%     $14,202         0.06%        $11,460
        12/31/2000     0.77%     $13,227          2.47%     $14,553        -0.06%        $11,453
        01/31/2001     0.61%     $13,307          0.99%     $14,697         0.63%        $11,525
        02/28/2001     0.49%     $13,371          0.32%     $14,744         0.40%        $11,571
Total Return                       33.71%                     47.44%                       15.71%
------------------------------------------------------------------------------------------------


(7.) Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond
     Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)
--------------------------------------------------------------------------------

 CREDIT QUALITY BREAKDOWN*
 Franklin New Jersey Tax-Free Income Fund
 Based on Total Long-Term Investments 2/28/01

[PIE CHART]

 AAA                       69.5%

 AA                         8.5%

 A                         10.7%

 BBB                       10.1%

 Below Investment Grade     1.2%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE

[STATE OF NEW JERSEY GRAPHIC]

        With its substantial, diverse and growing economic base, high wealth and income levels and increasing financial reserves, New Jersey's general obligation debt earned an AA+ rating from Standard & Poor's, an independent credit rating agency.(2)

The Garden State's strategic location continues to propel its economy forward. Situated adjacent to New York and Pennsylvania, New Jersey residents have ready access to the well-paying employment opportunities those states offer. In-state job growth is bolstering this relationship, especially through pharmaceutical and trade industry growth and a rising number of relocations by many New York-based financial services companies, all of which view the state's location as a strategic advantage. With its largely white-collar labor force, the typical New Jersey resident's per-capita personal income stands at $36,106, representing 127% of the national average and placing the state second overall in terms of wealth.(2)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's,RatingsDirect,11/08/00. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 113.

As job opportunities kept pace with the expanding regional and national economies during the reporting period, New Jersey's unemployment rate hit an 11-year low of 3.4%, with most new jobs coming from the growing services sector, which at nearly 33% of statewide employment retained the majority of workers.(3) As it moves toward a more service-oriented economy, however, New Jersey's manufacturing sector is seeing a continued downsizing trend, with a 1.7% drop in manufacturing-based employment in 2000 amid forecasts for accelerated outflows over the next five years.(2) Overall employment growth is projected to continue a slow descent between 1.6% in 2000 and 0.9% by 2005.(2) Despite a projected statewide economic slowdown which is forecast to track the national economy's, plus reduced demand for industrial and manufacturing sector workers, New Jersey is expected to continue to benefit from its broad, diverse economy.

Reflecting New Jersey's robust economy, fiscal year 2001 revenue and spending estimates point to another year surpassing budget estimates. Moderate expenditure growth and stronger-than-anticipated revenues have allowed the state to achieve solid fiscal operations en route to a budgetary fund balance of roughly $394 million over the $1.8 billion original projection. Partially counterbalancing this optimistic picture is the state's growing, yet still modest, debt burden, which has swelled significantly in recent years and is likely to continue to rise. Overall, tax-supported debt rose to $14.3 billion in fiscal year 2000, which is up about 60% from 1996.(2) As a result, debt ratios have risen to $1,976 per capita and 5.3% of personal income compared with $978 per capita and 3.2% of income just five years ago.(4) Although this moderate, yet substantial debt burden stands to offset its strengths, New Jersey appears well-positioned to maintain fiscal balance in the event of a national or regional economic slowdown. Given the state's healthy reserves and improved structural budget balance, its outlook remains stable.(2)


3.  Source: Bureau of Labor Statistics, 2/21/01.

4.  Source: Fitch IBCA, Duff & Phelps, State of New Jersey, 12/12/00.

PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
2/28/01

                                                                % OF TOTAL
                                                                 LONG-TERM
                                                                INVESTMENTS
--------------------------------------------------------------------------------
Transportation                                                      21.6%

Hospital & Health Care                                              20.3%

Utilities                                                           15.0%

Housing                                                             12.7%

Prerefunded                                                         11.3%

Higher Education                                                     6.2%

General Obligation                                                   5.6%

Corporate-Backed                                                     3.2%

Subject to Government
Appropriations                                                       1.7%

Tax-Supported                                                        1.3%

Other Revenue                                                        1.1%

PORTFOLIO NOTES

Demand for New Jersey municipal bonds remained strong, with issuance increasing only 0.4% in calendar year 2000 compared with 1999.(5) Light supply and a strong economy benefited the municipal bond market, and the Fund performed well during the reporting period. We sought to take advantage of the few instances when favorable market conditions arose, as well as the strong retail demand for New Jersey municipal bonds, by selling bonds with less advantageous structures such as shorter call dates, and using the proceeds to buy bonds at current rates with longer calls. This in turn improved the portfolio's overall structure and extended its call protection.

Generally declining interest rates during the Fund's fiscal year presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. We used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your well-diversified Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 42 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.80%, based on an annualization of the current
4.89 cent ($0.0489) per share dividend and the maximum offering price of $12.22 on February 28, 2001. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 43.45% would need to earn 8.49% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.


(5.) Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/00-2/28/01

                                               DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                CLASS A        CLASS B           CLASS C
--------------------------------------------------------------------------------
March                               5.00 cents     4.49 cents        4.51 cents
April                               5.00 cents     4.49 cents        4.51 cents
May                                 5.00 cents     4.49 cents        4.51 cents
June                                5.00 cents     4.45 cents        4.48 cents
July                                5.00 cents     4.45 cents        4.48 cents
August                              5.00 cents     4.45 cents        4.48 cents
September                           5.00 cents     4.46 cents        4.48 cents
October                             5.00 cents     4.46 cents        4.48 cents
November                            5.00 cents     4.46 cents        4.48 cents
December                            4.95 cents     4.42 cents        4.42 cents
January                             4.95 cents     4.42 cents        4.42 cents
February                            4.95 cents     4.42 cents        4.42 cents
--------------------------------------------------------------------------------
TOTAL                              59.85 CENTS    53.46 CENTS       53.67 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

We bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases during the year under review included St. Peters University Hospital, Port Authority of New York & New Jersey, Middletown Township Board of Education and Puerto Rico Public Building Authority bonds. The Fund purchased Puerto Rico bonds recently to remain fully invested. Puerto Rico bonds are highly liquid and trade well in the secondary market. Some of the holdings we sold included New Jersey Health Care Holy Name Hospital, Delaware River & Bay Authority, Puerto Rico Commonwealth Infrastructure and Newark Board of Education bonds.

Looking ahead, ongoing short supply of New Jersey bond issuance and continued solid demand from institutional and retail investors alike should support municipal bond prices. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.71        $11.70      $10.99
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                              $0.5985

CLASS B                                      CHANGE        2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.74        $11.74      $11.00
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                              $0.5346

CLASS C                                      CHANGE        2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.72        $11.77      $11.05
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                              $0.5367

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +12.16%   +30.81%   +89.67%
Average Annual Total Return(2)                      +7.38%    +4.60%    +6.15%
Avg. Ann. Total Return (3/31/01)(3)                 +5.81%    +5.00%    +6.20%

Distribution Rate(4)                     4.80%
Taxable Equivalent Distribution Rate(5)  8.49%
30-Day Standardized Yield(6)             4.28%
Taxable Equivalent Yield(5)              7.57%

                                                                      INCEPTION
CLASS B                                                       1-YEAR   (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                    +11.81%  +13.41%
Average Annual Total Return(2)                                +7.81%   +8.71%
Avg. Ann. Total Return (3/31/01)(3)                           +6.18%   +8.73%

Distribution Rate(4)                     4.41%
Taxable Equivalent Distribution Rate(5)  7.80%
30-Day Standardized Yield(6)             3.91%
Taxable Equivalent Yield(5)              6.91%


                                                                      INCEPTION
CLASS C                                             1-YEAR    5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +11.59%   +27.36%  +37.57%
Average Annual Total Return(2)                      +9.50%    +4.74%   +5.45%
Avg. Ann. Total Return (3/31/01)(3)                 +7.73%    +5.11%   +5.48%

Distribution Rate(4)                     4.37%
Taxable Equivalent Distribution Rate(5)  7.73%
30-Day Standardized Yield(6)             3.88%
Taxable Equivalent Yield(5)              6.86%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and New Jersey state personal income tax bracket of 43.45%, based on the federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                          43

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                              2/28/01
--------------------------------------------------------------------------------
1-Year                                                               +7.38%

5-Year                                                               +4.60%

10-Year                                                              +6.15%

CLASS A (3/1/91 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (12)

This graph compares the performance of Franklin New Jersey Tax-Free Income Fund
- Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91-2/28/01.

       Date                 Franklin New Jersey       Lehman Brothers Municipal           CPI
                        Tax-Free Income Fund-Class A         Bond Index
-------------------------------------------------------------------------------------------------------
       03/01/1991                    $9,576                     $10,000                        $10,000
       03/31/1991          0.30%     $9,605             0.03%   $10,003            0.15%       $10,015
       04/30/1991          1.22%     $9,722             1.34%   $10,137            0.15%       $10,030
       05/31/1991          0.85%     $9,805             0.89%   $10,227            0.30%       $10,060
       06/30/1991          0.08%     $9,812            -0.10%   $10,217            0.29%       $10,089
       07/31/1991          1.55%     $9,964             1.22%   $10,342            0.15%       $10,104
       08/31/1991          0.89%    $10,053             1.32%   $10,478            0.29%       $10,134
       09/30/1991          1.35%    $10,189             1.30%   $10,614            0.44%       $10,178
       10/31/1991          0.61%    $10,251             0.90%   $10,710            0.15%       $10,194
       11/30/1991          0.43%    $10,295             0.28%   $10,740            0.29%       $10,223
       12/31/1991          1.79%    $10,479             2.15%   $10,971            0.07%       $10,230
       01/31/1992          0.40%    $10,521             0.23%   $10,996            0.15%       $10,246
       02/29/1992          0.05%    $10,527             0.03%   $10,999            0.36%       $10,283
       03/31/1992          0.17%    $10,544             0.03%   $11,003            0.51%       $10,335
       04/30/1992          0.88%    $10,637             0.89%   $11,101            0.14%       $10,349
       05/31/1992          1.22%    $10,767             1.18%   $11,232            0.14%       $10,364
       06/30/1992          1.40%    $10,918             1.68%   $11,420            0.36%       $10,401
       07/31/1992          3.52%    $11,302             3.00%   $11,763            0.21%       $10,423
       08/31/1992         -1.22%    $11,164            -0.97%   $11,649            0.28%       $10,452
       09/30/1992          0.08%    $11,173             0.65%   $11,724            0.28%       $10,482
       10/31/1992         -1.15%    $11,045            -0.98%   $11,610            0.35%       $10,518
       11/30/1992          2.29%    $11,298             1.79%   $11,817            0.14%       $10,533
       12/31/1992          1.29%    $11,443             1.02%   $11,938           -0.07%       $10,526
       01/31/1993          0.91%    $11,547             1.16%   $12,076            0.49%       $10,577
       02/28/1993          2.86%    $11,878             3.62%   $12,514            0.35%       $10,614
       03/31/1993         -0.53%    $11,815            -1.06%   $12,381            0.35%       $10,651
       04/30/1993          0.68%    $11,895             1.01%   $12,506            0.28%       $10,681
       05/31/1993          0.46%    $11,950             0.56%   $12,576            0.14%       $10,696
       06/30/1993          1.70%    $12,153             1.67%   $12,786            0.14%       $10,711
       07/31/1993          0.13%    $12,169             0.13%   $12,803            0.00%       $10,711
       08/31/1993          1.84%    $12,393             2.08%   $13,069            0.28%       $10,741
       09/30/1993          0.98%    $12,514             1.14%   $13,218            0.21%       $10,764
       10/31/1993          0.27%    $12,548             0.19%   $13,243            0.41%       $10,808
       11/30/1993         -0.45%    $12,491            -0.88%   $13,127            0.07%       $10,815
       12/31/1993          1.68%    $12,701             2.11%   $13,403            0.00%       $10,815
       01/31/1994          0.89%    $12,814             1.14%   $13,556            0.27%       $10,845
       02/28/1994         -2.08%    $12,548            -2.59%   $13,205            0.34%       $10,881
       03/31/1994         -3.63%    $12,092            -4.07%   $12,668            0.34%       $10,918
       04/30/1994          0.28%    $12,126             0.85%   $12,775            0.14%       $10,934
       05/31/1994          0.76%    $12,218             0.87%   $12,887            0.07%       $10,941
       06/30/1994         -0.66%    $12,138            -0.61%   $12,808            0.34%       $10,979
       07/31/1994          1.64%    $12,337             1.83%   $13,042            0.27%       $11,008
       08/31/1994          0.41%    $12,387             0.35%   $13,088            0.40%       $11,052
       09/30/1994         -1.28%    $12,229            -1.47%   $12,896            0.27%       $11,082
       10/31/1994         -1.76%    $12,014            -1.78%   $12,666            0.07%       $11,090
       11/30/1994         -2.11%    $11,760            -1.81%   $12,437            0.13%       $11,104
       12/31/1994          2.38%    $12,040             2.20%   $12,710            0.00%       $11,104
       01/31/1995          2.91%    $12,390             2.86%   $13,074            0.40%       $11,149
       02/28/1995          2.45%    $12,694             2.91%   $13,454            0.40%       $11,193
       03/31/1995          0.96%    $12,816             1.15%   $13,609            0.33%       $11,230
       04/30/1995          0.17%    $12,837             0.12%   $13,625            0.33%       $11,267
       05/31/1995          2.61%    $13,173             3.19%   $14,060            0.20%       $11,290
       06/30/1995         -0.57%    $13,097            -0.87%   $13,938            0.20%       $11,312
       07/31/1995          0.56%    $13,171             0.95%   $14,070            0.00%       $11,312
       08/31/1995          1.06%    $13,310             1.27%   $14,249            0.26%       $11,342
       09/30/1995          0.61%    $13,392             0.63%   $14,339            0.20%       $11,364
       10/31/1995          1.43%    $13,583             1.45%   $14,547            0.33%       $11,402
       11/30/1995          1.50%    $13,787             1.66%   $14,788           -0.07%       $11,394
       12/31/1995          0.94%    $13,916             0.96%   $14,930           -0.07%       $11,386
       01/31/1996          0.46%    $13,980             0.76%   $15,043            0.59%       $11,453
       02/29/1996         -0.65%    $13,890            -0.68%   $14,941            0.32%       $11,490
       03/31/1996         -1.10%    $13,737            -1.28%   $14,750            0.52%       $11,550
       04/30/1996         -0.15%    $13,716            -0.28%   $14,709            0.39%       $11,595
       05/31/1996          0.06%    $13,724            -0.04%   $14,703            0.19%       $11,617
       06/30/1996          1.06%    $13,870             1.09%   $14,863            0.06%       $11,624
       07/31/1996          0.83%    $13,985             0.90%   $14,997            0.19%       $11,646
       08/31/1996         -0.15%    $13,964            -0.02%   $14,994            0.19%       $11,668
       09/30/1996          1.43%    $14,164             1.40%   $15,204            0.32%       $11,705
       10/31/1996          0.93%    $14,295             1.13%   $15,375            0.32%       $11,743
       11/30/1996          1.57%    $14,520             1.83%   $15,657            0.19%       $11,765
       12/31/1996         -0.30%    $14,476            -0.42%   $15,591            0.00%       $11,765
       01/31/1997          0.06%    $14,485             0.19%   $15,621            0.32%       $11,803
       02/28/1997          0.80%    $14,601             0.92%   $15,764            0.31%       $11,839
       03/31/1997         -0.90%    $14,470            -1.33%   $15,555            0.25%       $11,869
       04/30/1997          0.79%    $14,584             0.84%   $15,685            0.12%       $11,883
       05/31/1997          1.11%    $14,746             1.51%   $15,922           -0.06%       $11,876
       06/30/1997          0.90%    $14,878             1.07%   $16,093            0.12%       $11,890
       07/31/1997          2.43%    $15,240             2.77%   $16,538            0.12%       $11,904
       08/31/1997         -0.83%    $15,113            -0.94%   $16,383            0.19%       $11,927
       09/30/1997          1.13%    $15,284             1.19%   $16,578            0.25%       $11,957
       10/31/1997          0.65%    $15,384             0.64%   $16,684            0.25%       $11,987
       11/30/1997          0.67%    $15,487             0.59%   $16,782           -0.06%       $11,980
       12/31/1997          1.30%    $15,688             1.46%   $17,027           -0.12%       $11,965
       01/31/1998          0.86%    $15,823             1.03%   $17,203            0.19%       $11,988
       02/28/1998          0.02%    $15,826             0.03%   $17,208            0.19%       $12,011
       03/31/1998          0.21%    $15,859             0.09%   $17,223            0.19%       $12,033
       04/30/1998         -0.27%    $15,816            -0.45%   $17,146            0.18%       $12,055
       05/31/1998          1.36%    $16,032             1.58%   $17,417            0.18%       $12,077
       06/30/1998          0.50%    $16,112             0.39%   $17,485            0.12%       $12,091
       07/31/1998          0.23%    $16,149             0.25%   $17,528            0.12%       $12,106
       08/31/1998          1.28%    $16,356             1.55%   $17,800            0.12%       $12,120
       09/30/1998          0.98%    $16,516             1.25%   $18,023            0.12%       $12,135
       10/31/1998          0.28%    $16,562             0.00%   $18,023            0.24%       $12,164
       11/30/1998          0.18%    $16,592             0.35%   $18,086            0.00%       $12,164
       12/31/1998          0.32%    $16,645             0.25%   $18,131           -0.06%       $12,157
       01/31/1999          0.84%    $16,785             1.19%   $18,347            0.24%       $12,186
       02/28/1999         -0.42%    $16,714            -0.44%   $18,266            0.12%       $12,201
       03/31/1999          0.39%    $16,779             0.14%   $18,292            0.30%       $12,237
       04/30/1999          0.24%    $16,820             0.25%   $18,337            0.73%       $12,326
       05/31/1999         -0.53%    $16,731            -0.58%   $18,231            0.00%       $12,326
       06/30/1999         -1.13%    $16,542            -1.44%   $17,968            0.00%       $12,326
       07/31/1999          0.32%    $16,594             0.36%   $18,033            0.30%       $12,363
       08/31/1999         -1.35%    $16,370            -0.80%   $17,889            0.24%       $12,393
       09/30/1999         -0.37%    $16,310             0.04%   $17,896            0.48%       $12,453
       10/31/1999         -1.25%    $16,106            -1.08%   $17,703            0.18%       $12,475
       11/30/1999          0.85%    $16,243             1.06%   $17,890            0.06%       $12,482
       12/31/1999         -0.98%    $16,084            -0.75%   $17,756            0.00%       $12,482
       01/31/2000         -0.64%    $15,981            -0.44%   $17,678            0.30%       $12,520
       02/29/2000          1.36%    $16,198             1.16%   $17,883            0.59%       $12,594
       03/31/2000          2.26%    $16,564             2.18%   $18,273            0.82%       $12,697
       04/30/2000         -0.64%    $16,458            -0.59%   $18,165            0.06%       $12,705
       05/31/2000         -0.68%    $16,346            -0.52%   $18,071            0.12%       $12,720
       06/30/2000          2.64%    $16,778             2.65%   $18,550            0.52%       $12,786
       07/31/2000          1.36%    $17,006             1.39%   $18,807            0.23%       $12,815
       08/31/2000          1.60%    $17,278             1.54%   $19,097            0.00%       $12,815
       09/30/2000         -0.65%    $17,166            -0.52%   $18,998            0.52%       $12,882
       10/31/2000          1.26%    $17,382             1.09%   $19,205            0.17%       $12,904
       11/30/2000          0.77%    $17,516             0.76%   $19,351            0.06%       $12,912
       12/31/2000          2.42%    $17,940             2.47%   $19,829           -0.06%       $12,904
       01/31/2001          0.52%    $18,033             0.99%   $20,025            0.63%       $12,985
       02/28/2001          0.75%    $18,163             0.32%   $20,089            0.40%       $13,037
Total Return                          81.63%                     100.89%                         30.37%
------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                               +7.81%

Since Inception (2/1/00)                                             +8.71%

CLASS B (2/1/00 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (13)

This graph compares the performance of Franklin New Jersey Tax-Free Income Fund
- Class B as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 2/1/00-2/28/01.

            Date          Franklin New Jersey   Lehman Brothers Municipal            CPI
                            Tax-Free Income           Bond Index
                              Fund-Class B
----------------------------------------------------------------------------------------------------
            02/01/2000                $10,000                $10,000                        $10,000
            02/29/2000      1.44%      10,129      1.16%     $10,116           0.59%        $10,059
            03/31/2000      2.21%      10,355      2.18%     $10,337           0.82%        $10,141
            04/30/2000     -0.68%      10,285     -0.59%     $10,276           0.06%        $10,148
            05/31/2000     -0.73%      10,206     -0.52%     $10,222           0.12%        $10,160
            06/30/2000      2.68%      10,481      2.65%     $10,493           0.52%        $10,213
            07/31/2000      1.39%      10,626      1.39%     $10,639           0.23%        $10,236
            08/31/2000      1.55%      10,790      1.54%     $10,803           0.00%        $10,236
            09/30/2000     -0.69%      10,718     -0.52%     $10,747           0.52%        $10,289
            10/31/2000      1.21%      10,846      1.09%     $10,864           0.17%        $10,307
            11/30/2000      0.73%      10,927      0.76%     $10,946           0.06%        $10,313
            12/31/2000      2.37%      11,188      2.47%     $11,217          -0.06%        $10,307
            01/31/2001      0.47%      11,240      0.99%     $11,328           0.63%        $10,372
            02/28/2001                $10,941      0.32%     $11,364           0.40%        $10,413
                                         9.41%                 13.64%                          4.13%
---------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                            2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +9.50%

5-Year                                                              +4.74%

Since Inception (5/1/95)                                            +5.45%

CLASS C (5/1/95 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (14)

This graph compares the performance of Franklin New Jersey Tax-Free Income Fund
- Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95-2/28/01.

           Date            Franklin New Jersey        Lehman Brothers Municipal          CPI
                         Tax-Free Income Fund-               Bond Index
                               Class C
------------------------------------------------------------------------------------------------------
           05/01/1995                  $9,904                       $10,000                   $10,000
           05/31/1995      2.73%      $10,174          3.19%        $10,319        0.20%      $10,020
           06/30/1995     -0.62%      $10,111         -0.87%        $10,229        0.20%      $10,040
           07/31/1995      0.60%      $10,172          0.95%        $10,326        0.00%      $10,040
           08/31/1995      1.01%      $10,275          1.27%        $10,458        0.26%      $10,066
           09/29/1995      0.65%      $10,341          0.63%        $10,523        0.20%      $10,086
           10/31/1995      1.36%      $10,482          1.45%        $10,676        0.33%      $10,120
           11/30/1995      1.46%      $10,635          1.66%        $10,853       -0.07%      $10,112
           12/29/1995      0.89%      $10,730          0.96%        $10,957       -0.07%      $10,105
           01/31/1996      0.50%      $10,783          0.76%        $11,041        0.59%      $10,165
           02/29/1996     -0.77%      $10,700         -0.68%        $10,966        0.32%      $10,198
           03/29/1996     -1.15%      $10,577         -1.28%        $10,825        0.52%      $10,251
           04/30/1996     -0.19%      $10,557         -0.28%        $10,795        0.39%      $10,291
           05/31/1996      0.10%      $10,568         -0.04%        $10,791        0.19%      $10,310
           06/28/1996      1.01%      $10,675          1.09%        $10,908        0.06%      $10,316
           07/31/1996      0.79%      $10,759          0.90%        $11,006        0.19%      $10,336
           08/30/1996     -0.28%      $10,729         -0.02%        $11,004        0.19%      $10,356
           09/30/1996      1.38%      $10,877          1.40%        $11,158        0.32%      $10,389
           10/31/1996      0.86%      $10,970          1.13%        $11,284        0.32%      $10,422
           11/29/1996      1.50%      $11,135          1.83%        $11,491        0.19%      $10,442
           12/31/1996     -0.36%      $11,095         -0.42%        $11,443        0.00%      $10,442
           01/31/1997      0.00%      $11,095          0.19%        $11,464        0.32%      $10,475
           02/28/1997      0.85%      $11,189          0.92%        $11,570        0.31%      $10,508
           03/31/1997     -0.94%      $11,084         -1.33%        $11,416        0.25%      $10,534
           04/30/1997      0.74%      $11,166          0.84%        $11,512        0.12%      $10,547
           05/31/1997      1.05%      $11,283          1.51%        $11,686       -0.06%      $10,540
           06/30/1997      0.86%      $11,380          1.07%        $11,811        0.12%      $10,553
           07/31/1997      2.38%      $11,651          2.77%        $12,138        0.12%      $10,565
           08/31/1997     -0.78%      $11,560         -0.94%        $12,024        0.19%      $10,586
           09/30/1997      0.99%      $11,675          1.19%        $12,167        0.25%      $10,612
           10/31/1997      0.59%      $11,744          0.64%        $12,245        0.25%      $10,639
           11/30/1997      0.62%      $11,816          0.59%        $12,317       -0.06%      $10,632
           12/31/1997      1.33%      $11,974          1.46%        $12,497       -0.12%      $10,619
           01/31/1998      0.73%      $12,061          1.03%        $12,626        0.19%      $10,640
           02/28/1998      0.05%      $12,067          0.03%        $12,629        0.19%      $10,660
           03/31/1998      0.16%      $12,086          0.09%        $12,641        0.19%      $10,680
           04/30/1998     -0.39%      $12,039         -0.45%        $12,584        0.18%      $10,699
           05/31/1998      1.39%      $12,207          1.58%        $12,783        0.18%      $10,719
           06/30/1998      0.37%      $12,252          0.39%        $12,832        0.12%      $10,731
           07/31/1998      0.17%      $12,272          0.25%        $12,865        0.12%      $10,744
           08/31/1998      1.31%      $12,433          1.55%        $13,064        0.12%      $10,757
           09/30/1998      0.93%      $12,549          1.25%        $13,227        0.12%      $10,770
           10/31/1998      0.23%      $12,578          0.00%        $13,227        0.24%      $10,796
           11/30/1998      0.13%      $12,594          0.35%        $13,274        0.00%      $10,796
           12/31/1998      0.27%      $12,628          0.25%        $13,307       -0.06%      $10,789
           01/31/1999      0.79%      $12,728          1.19%        $13,465        0.24%      $10,815
           02/28/1999     -0.38%      $12,680         -0.44%        $13,406        0.12%      $10,828
           03/31/1999      0.25%      $12,711          0.14%        $13,425        0.30%      $10,861
           04/30/1999      0.19%      $12,735          0.25%        $13,458        0.73%      $10,940
           05/31/1999     -0.49%      $12,673         -0.58%        $13,380        0.00%      $10,940
           06/30/1999     -1.26%      $12,513         -1.44%        $13,187        0.00%      $10,940
           07/31/1999      0.27%      $12,547          0.36%        $13,235        0.30%      $10,973
           08/31/1999     -1.39%      $12,373         -0.80%        $13,129        0.24%      $10,999
           09/30/1999     -0.41%      $12,322          0.04%        $13,134        0.48%      $11,052
           10/31/1999     -1.29%      $12,163         -1.08%        $12,992        0.18%      $11,072
           11/30/1999      0.79%      $12,259          1.06%        $13,130        0.06%      $11,079
           12/31/1999     -1.02%      $12,134         -0.75%        $13,032        0.00%      $11,079
           01/31/2000     -0.78%      $12,039         -0.44%        $12,974        0.30%      $11,112
           02/29/2000      1.40%      $12,208          1.16%        $13,125        0.59%      $11,177
           03/31/2000      2.30%      $12,489          2.18%        $13,411        0.82%      $11,269
           04/30/2000     -0.76%      $12,394         -0.59%        $13,332        0.06%      $11,276
           05/31/2000     -0.73%      $12,303         -0.52%        $13,263        0.12%      $11,289
           06/30/2000      2.58%      $12,621          2.65%        $13,614        0.52%      $11,348
           07/31/2000      1.39%      $12,796          1.39%        $13,803        0.23%      $11,374
           08/31/2000      1.46%      $12,983          1.54%        $14,016        0.00%      $11,374
           09/30/2000     -0.60%      $12,905         -0.52%        $13,943        0.52%      $11,433
           10/31/2000      1.12%      $13,050          1.09%        $14,095        0.17%      $11,453
           11/30/2000      0.72%      $13,144          0.76%        $14,202        0.06%      $11,460
           12/31/2000      2.37%      $13,455          2.47%        $14,553       -0.06%      $11,453
           01/31/2001      0.47%      $13,518          0.99%        $14,697        0.63%      $11,525
           02/28/2001      0.78%      $13,624          0.32%        $14,744        0.40%      $11,571
                    Total Return        36.24%                        47.44%                    15.71%
-----------------------------------------------------------------------------------------------------

(7.) Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond
     Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.                          46

FRANKLIN OREGON TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/01


                                  [PIE CHART]

AAA                           39.3%

AA                            35.1%

A                             11.8%

BBB                           12.4%

Below Investment
Grade                          1.4%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE

[STATE OF OREGON GRAPHIC]

     Oregon's strategic location and disciplined financial controls are providing the building blocks for a solid economy. Due to its prime location on the West Coast, the Beaver State is a leading exporter to Asia, Mexico and Canada, with high-technology exports exhibiting solid increases as a result of more stable Asian economies, and transportation equipment exports benefiting from increased employment in Mexico and Canada. Timber and lumber exports still play a vital role in Oregon's economic health, although the sector's overall importance continues to diminish.

During 2000, non-farm employment grew 1.4%, but slowed to less than half of that in the fourth quarter.(2) Largely because of sharply slowing growth in the services sector, which made up 29% of employment in 1999, the state's employment growth remained slower than the nation's. At the same time, manufacturing employment stabilized, after falling slightly in 1999.(3) Unemployment ended 2000 in line with the national average, at 4.2%, after falling substantially from a one-year high of 5.4% in October 2000.(4)


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Moody's Investors Service, Oregon (State of), 2/20/01.

(3.) Source: Standard & Poor's, Ratings Direct, 8/23/00. This does not indicate
     Standard & Poor's rating of the Fund.

(4.) Source: Bureau of Labor Statistics. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 118.

Financially, Oregon is in excellent shape. Its debt burden remains low, with state debt to aggregate personal income at 1.6%, well below the 2.2% national median.(2) At the end of 1999, the state had a general fund balance of $277 million, low by national standards, but increasing quickly.(2) This strong fiscal condition came despite several voter initiatives to limit the state's ability to collect taxes. However, voters rejected three measures on the November 2000 ballot, which would have reduced the state's ability to collect more than $6 billion in the coming years.(5)

Although the future looks bright, there may be some clouds on the horizon. Oregon appears to be strong enough to withstand future economic slowdowns. However, it is unlikely the state will be spared if the national economy falls into a recession. Nevertheless, Oregon's diversifying economic base, manageable debt burden and improving fund balances have prompted Standard & Poor's, an independent credit rating agency, to assign the state's general obligation debt a very positive, AA rating.(3)

PORTFOLIO NOTES

Demand for Oregon municipal bonds exceeded supply and coupled with the strong economy, the market performed exceptionally well during the fiscal year. The Fund sought to take advantage of the few instances when market rates trended upward during the period, as well as the strong retail demand for Oregon municipal bonds, to sell bonds with short call protection and lower yields, and use the proceeds to buy bonds with extended maturities at current rates and longer call dates. This in turn improved the portfolio's overall structure, helped to increase the Fund's income-earning potential, and extended its call protection. Largely as a result, the Fund was able to increase the Class A dividend during the period.

PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
2/28/01

                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                  INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                   16.4%

Transportation                                                       15.8%

Housing                                                              15.8%

Hospital & Health Care                                               14.4%

Prerefunded                                                           7.8%

Corporate-Backed                                                      7.2%

Subject to Government
Appropriations                                                        6.9%

Utilities                                                             6.6%

Higher Education                                                      5.2%

Tax-Supported                                                         2.7%

Other Revenue                                                         1.2%

(5.) Source: Fitch IBCA, Duff & Phelps, State of Oregon, 8/24/00.

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/00-2/28/01

                                                 DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                     CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                   4.84 cents               4.36 cents
April                                   4.84 cents               4.36 cents
May                                     4.84 cents               4.36 cents
June                                    4.86 cents               4.35 cents
July                                    4.86 cents               4.35 cents
August                                  4.86 cents               4.35 cents
September                               4.86 cents               4.34 cents
October                                 4.86 cents               4.34 cents
November                                4.86 cents               4.34 cents
December                                4.86 cents               4.34 cents
January                                 4.86 cents               4.34 cents
February                                4.86 cents               4.34 cents
--------------------------------------------------------------------------------
TOTAL                                  58.26 CENTS              52.17 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Generally declining interest rates presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

As the largest municipal bond fund in Oregon with $496.3 million in total net assets at period-end, Franklin Oregon Tax-Free Income Fund is able to use its size and Franklin's significant presence in the municipal bond market to structure issues to fit the portfolio's needs. The Fund has continued to maintain its high quality, and on February 28, 2001, 74.4% of the Fund's total long-term investments were rated AA or higher. Important purchases during the period included Bend Sewer Revenue Bonds, State GO - Veterans Welfare, Curry County School District, Portland Housing Authority - Lovejoy Station Apartments and Portland Urban Renewal & Redevelopment - Oregon Convention Center.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 50, shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.83%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $11.93 on February 28, 2001. An investor in the maximum combined federal and Oregon state personal income tax bracket of 45.04% would need to earn 8.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking ahead, we expect ongoing short supply of Oregon bond issuance and solid demand from institutional and retail investors alike to support municipal bond prices. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE          2/28/01     2/29/00
------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.61          $11.42      $10.81
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                  $0.5826

CLASS C                                          CHANGE          2/28/01     2/29/00
------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.61          $11.49      $10.88
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                                  $0.5217

PERFORMANCE

CLASS A                                           1-YEAR      5-YEAR     10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +11.25%      +28.03%    +85.12%
Average Annual Total Return(2)                    +6.52%       +4.17%     +5.89%
Avg. Ann. Total Return (3/31/01)(3)               +4.95%       +4.53%     +5.93%

Distribution Rate(4)                     4.83%
Taxable Equivalent Distribution Rate(5)  8.79%
30-Day Standardized Yield(6)             4.30%
Taxable Equivalent Yield(5)              7.82%

                                                                           INCEPTION
CLASS C                                             1-YEAR       5-YEAR     (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                         +10.58%      +24.54%    +34.38%
Average Annual Total Return(2)                      +8.48%       +4.27%     +5.02%
Avg. Ann. Total Return (3/31/01)(3)                 +6.99%       +4.68%     +5.11%

Distribution Rate(4)                     4.38%
Taxable Equivalent Distribution Rate(5)  7.97%
30-Day Standardized Yield(6)             3.89%
Taxable Equivalent Yield(5)              7.08%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Oregon state personal income tax bracket of 45.04%, based on the federal income tax rate of 39.6%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A (3/1/91 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (15)

This graph compares the performance of Franklin Oregon Tax-Free Income Fund - Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91-2/28/01.

     Date         Franklin Oregon       Lehman Brothers           CPI
                  Tax-Free Income       Municipal Bond
                    Fund-Class A            Index
--------------------------------------------------------------------------------
     03/01/1991            $9,571              $10,000                   $10,000
     03/31/1991    0.46%   $9,615       0.03%  $10,003        0.15%      $10,015
     04/30/1991    1.30%   $9,740       1.34%  $10,137        0.15%      $10,030
     05/31/1991    0.83%   $9,821       0.89%  $10,227        0.30%      $10,060
     06/30/1991   -0.01%   $9,820      -0.10%  $10,217        0.29%      $10,089
     07/31/1991    1.20%   $9,938       1.22%  $10,342        0.15%      $10,104
     08/31/1991    1.10%  $10,047       1.32%  $10,478        0.29%      $10,134
     09/30/1991    1.37%  $10,185       1.30%  $10,614        0.44%      $10,178
     10/31/1991    0.63%  $10,249       0.90%  $10,710        0.15%      $10,194
     11/30/1991    0.36%  $10,286       0.28%  $10,740        0.29%      $10,223
     12/31/1991    1.91%  $10,482       2.15%  $10,971        0.07%      $10,230
     01/31/1992    0.40%  $10,524       0.23%  $10,996        0.15%      $10,246
     02/29/1992   -0.06%  $10,518       0.03%  $10,999        0.36%      $10,283
     03/31/1992    0.33%  $10,553       0.03%  $11,003        0.51%      $10,335
     04/30/1992    0.69%  $10,625       0.89%  $11,101        0.14%      $10,349
     05/31/1992    1.03%  $10,735       1.18%  $11,232        0.14%      $10,364
     06/30/1992    1.40%  $10,885       1.68%  $11,420        0.36%      $10,401
     07/31/1992    3.28%  $11,242       3.00%  $11,763        0.21%      $10,423
     08/31/1992   -1.36%  $11,089      -0.97%  $11,649        0.28%      $10,452
     09/30/1992    0.23%  $11,115       0.65%  $11,724        0.28%      $10,482
     10/31/1992   -1.29%  $10,971      -0.98%  $11,610        0.35%      $10,518
     11/30/1992    2.21%  $11,214       1.79%  $11,817        0.14%      $10,533
     12/31/1992    1.59%  $11,392       1.02%  $11,938       -0.07%      $10,526
     01/31/1993    1.16%  $11,524       1.16%  $12,076        0.49%      $10,577
     02/28/1993    2.95%  $11,864       3.62%  $12,514        0.35%      $10,614
     03/31/1993   -0.48%  $11,807      -1.06%  $12,381        0.35%      $10,651
     04/30/1993    0.75%  $11,896       1.01%  $12,506        0.28%      $10,681
     05/31/1993    0.44%  $11,948       0.56%  $12,576        0.14%      $10,696
     06/30/1993    1.26%  $12,099       1.67%  $12,786        0.14%      $10,711
     07/31/1993    0.21%  $12,124       0.13%  $12,803        0.00%      $10,711
     08/31/1993    1.51%  $12,307       2.08%  $13,069        0.28%      $10,741
     09/30/1993    1.31%  $12,468       1.14%  $13,218        0.21%      $10,764
     10/31/1993    0.34%  $12,511       0.19%  $13,243        0.41%      $10,808
     11/30/1993   -0.64%  $12,431      -0.88%  $13,127        0.07%      $10,815
     12/31/1993    1.65%  $12,636       2.11%  $13,403        0.00%      $10,815
     01/31/1994    0.94%  $12,755       1.14%  $13,556        0.27%      $10,845
     02/28/1994   -1.97%  $12,503      -2.59%  $13,205        0.34%      $10,881
     03/31/1994   -3.54%  $12,061      -4.07%  $12,668        0.34%      $10,918
     04/30/1994    0.25%  $12,091       0.85%  $12,775        0.14%      $10,934
     05/31/1994    0.64%  $12,168       0.87%  $12,887        0.07%      $10,941
     06/30/1994   -0.53%  $12,104      -0.61%  $12,808        0.34%      $10,979
     07/31/1994    1.62%  $12,300       1.83%  $13,042        0.27%      $11,008
     08/31/1994    0.38%  $12,347       0.35%  $13,088        0.40%      $11,052
     09/30/1994   -1.31%  $12,185      -1.47%  $12,896        0.27%      $11,082
     10/31/1994   -1.89%  $11,955      -1.78%  $12,666        0.07%      $11,090
     11/30/1994   -2.06%  $11,708      -1.81%  $12,437        0.13%      $11,104
     12/31/1994    2.58%  $12,010       2.20%  $12,710        0.00%      $11,104
     01/31/1995    2.83%  $12,350       2.86%  $13,074        0.40%      $11,149
     02/28/1995    2.64%  $12,676       2.91%  $13,454        0.40%      $11,193
     03/31/1995    0.95%  $12,797       1.15%  $13,609        0.33%      $11,230
     04/30/1995    0.16%  $12,817       0.12%  $13,625        0.33%      $11,267
     05/31/1995    2.53%  $13,141       3.19%  $14,060        0.20%      $11,290
     06/30/1995   -0.75%  $13,043      -0.87%  $13,938        0.20%      $11,312
     07/31/1995    0.65%  $13,128       0.95%  $14,070        0.00%      $11,312
     08/31/1995    1.24%  $13,290       1.27%  $14,249        0.26%      $11,342
     09/30/1995    0.52%  $13,360       0.63%  $14,339        0.20%      $11,364
     10/31/1995    1.34%  $13,539       1.45%  $14,547        0.33%      $11,402
     11/30/1995    1.42%  $13,731       1.66%  $14,788       -0.07%      $11,394
     12/31/1995    0.68%  $13,824       0.96%  $14,930       -0.07%      $11,386
     01/31/1996    0.63%  $13,911       0.76%  $15,043        0.59%      $11,453
     02/29/1996   -0.50%  $13,842      -0.68%  $14,941        0.32%      $11,490
     03/31/1996   -1.03%  $13,699      -1.28%  $14,750        0.52%      $11,550
     04/30/1996    0.02%  $13,702      -0.28%  $14,709        0.39%      $11,595
     05/31/1996    0.13%  $13,720      -0.04%  $14,703        0.19%      $11,617
     06/30/1996    1.05%  $13,864       1.09%  $14,863        0.06%      $11,624
     07/31/1996    0.64%  $13,953       0.90%  $14,997        0.19%      $11,646
     08/31/1996    0.09%  $13,965      -0.02%  $14,994        0.19%      $11,668
     09/30/1996    1.16%  $14,127       1.40%  $15,204        0.32%      $11,705
     10/31/1996    0.83%  $14,244       1.13%  $15,375        0.32%      $11,743
     11/30/1996    1.30%  $14,430       1.83%  $15,657        0.19%      $11,765
     12/31/1996   -0.06%  $14,421      -0.42%  $15,591        0.00%      $11,765
     01/31/1997    0.12%  $14,438       0.19%  $15,621        0.32%      $11,803
     02/28/1997    0.79%  $14,552       0.92%  $15,764        0.31%      $11,839
     03/31/1997   -0.75%  $14,443      -1.33%  $15,555        0.25%      $11,869
     04/30/1997    0.69%  $14,543       0.84%  $15,685        0.12%      $11,883
     05/31/1997    1.10%  $14,703       1.51%  $15,922       -0.06%      $11,876
     06/30/1997    0.80%  $14,820       1.07%  $16,093        0.12%      $11,890
     07/31/1997    2.16%  $15,140       2.77%  $16,538        0.12%      $11,904
     08/31/1997   -0.34%  $15,089      -0.94%  $16,383        0.19%      $11,927
     09/30/1997    0.96%  $15,234       1.19%  $16,578        0.25%      $11,957
     10/31/1997    0.56%  $15,319       0.64%  $16,684        0.25%      $11,987
     11/30/1997    0.67%  $15,422       0.59%  $16,782       -0.06%      $11,980
     12/31/1997    1.22%  $15,610       1.46%  $17,027       -0.12%      $11,965
     01/31/1998    0.78%  $15,732       1.03%  $17,203        0.19%      $11,988
     02/28/1998    0.10%  $15,747       0.03%  $17,208        0.19%      $12,011
     03/31/1998    0.05%  $15,755       0.09%  $17,223        0.19%      $12,033
     04/30/1998   -0.10%  $15,740      -0.45%  $17,146        0.18%      $12,055
     05/31/1998    1.20%  $15,928       1.58%  $17,417        0.18%      $12,077
     06/30/1998    0.34%  $15,983       0.39%  $17,485        0.12%      $12,091
     07/31/1998    0.23%  $16,019       0.25%  $17,528        0.12%      $12,106
     08/31/1998    1.29%  $16,226       1.55%  $17,800        0.12%      $12,120
     09/30/1998    0.99%  $16,387       1.25%  $18,023        0.12%      $12,135
     10/31/1998   -0.22%  $16,351       0.00%  $18,023        0.24%      $12,164
     11/30/1998    0.43%  $16,421       0.35%  $18,086        0.00%      $12,164
     12/31/1998    0.23%  $16,459       0.25%  $18,131       -0.06%      $12,157
     01/31/1999    0.93%  $16,612       1.19%  $18,347        0.24%      $12,186
     02/28/1999   -0.35%  $16,554      -0.44%  $18,266        0.12%      $12,201
     03/31/1999    0.30%  $16,603       0.14%  $18,292        0.30%      $12,237
     04/30/1999    0.15%  $16,628       0.25%  $18,337        0.73%      $12,326
     05/31/1999   -0.55%  $16,537      -0.58%  $18,231        0.00%      $12,326
     06/30/1999   -1.53%  $16,284      -1.44%  $17,968        0.00%      $12,326
     07/31/1999    0.31%  $16,334       0.36%  $18,033        0.30%      $12,363
     08/31/1999   -1.30%  $16,122      -0.80%  $17,889        0.24%      $12,393
     09/30/1999   -0.21%  $16,088       0.04%  $17,896        0.48%      $12,453
     10/31/1999   -1.64%  $15,824      -1.08%  $17,703        0.18%      $12,475
     11/30/1999    1.03%  $15,987       1.06%  $17,890        0.06%      $12,482
     12/31/1999   -1.01%  $15,826      -0.75%  $17,756        0.00%      $12,482
     01/31/2000   -0.58%  $15,734      -0.44%  $17,678        0.30%      $12,520
     02/29/2000    1.27%  $15,934       1.16%  $17,883        0.59%      $12,594
     03/31/2000    2.29%  $16,299       2.18%  $18,273        0.82%      $12,697
     04/30/2000   -0.66%  $16,191      -0.59%  $18,165        0.06%      $12,705
     05/31/2000   -0.61%  $16,092      -0.52%  $18,071        0.12%      $12,720
     06/30/2000    2.67%  $16,522       2.65%  $18,550        0.52%      $12,786
     07/31/2000    1.37%  $16,748       1.39%  $18,807        0.23%      $12,815
     08/31/2000    1.61%  $17,018       1.54%  $19,097        0.00%      $12,815
     09/30/2000   -0.67%  $16,904      -0.52%  $18,998        0.52%      $12,882
     10/31/2000    1.00%  $17,073       1.09%  $19,205        0.17%      $12,904
     11/30/2000    0.60%  $17,175       0.76%  $19,351        0.06%      $12,912
     12/31/2000    2.28%  $17,567       2.47%  $19,829       -0.06%      $12,904
     01/31/2001    0.52%  $17,658       0.99%  $20,025        0.63%      $12,985
     02/28/2001    0.40%  $17,718       0.32%  $20,089        0.40%      $13,037

CLASS C (5/1/95 - 2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (16)

This graph compares the performance of Franklin Oregon Tax-Free Income Fund - Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95-2/28/01.

Date                Franklin Oregon      Lehman Brothers           CPI
                    Tax-Free Income      Municipal Bond
                     Fund-Class C            Index
-------------------------------------------------------------------------------
     05/01/1995             $9,903              $10,000               $10,000
     05/31/1995     2.73%  $10,173       3.19%  $10,319        0.20%  $10,020
     06/30/1995    -0.81%  $10,091      -0.87%  $10,229        0.20%  $10,040
     07/31/1995     0.59%  $10,150       0.95%  $10,326        0.00%  $10,040
     08/31/1995     1.27%  $10,279       1.27%  $10,458        0.26%  $10,066
     09/29/1995     0.47%  $10,328       0.63%  $10,523        0.20%  $10,086
     10/31/1995     1.28%  $10,460       1.45%  $10,676        0.33%  $10,120
     11/30/1995     1.36%  $10,602       1.66%  $10,853       -0.07%  $10,112
     12/29/1995     0.71%  $10,677       0.96%  $10,957       -0.07%  $10,105
     01/31/1996     0.58%  $10,739       0.76%  $11,041        0.59%  $10,165
     02/29/1996    -0.51%  $10,685      -0.68%  $10,966        0.32%  $10,198
     03/29/1996    -1.07%  $10,570      -1.28%  $10,825        0.52%  $10,251
     04/30/1996    -0.12%  $10,558      -0.28%  $10,795        0.39%  $10,291
     05/31/1996     0.17%  $10,576      -0.04%  $10,791        0.19%  $10,310
     06/28/1996     1.00%  $10,681       1.09%  $10,908        0.06%  $10,316
     07/31/1996     0.59%  $10,744       0.90%  $11,006        0.19%  $10,336
     08/30/1996     0.05%  $10,750      -0.02%  $11,004        0.19%  $10,356
     09/30/1996     1.11%  $10,869       1.40%  $11,158        0.32%  $10,389
     10/31/1996     0.78%  $10,954       1.13%  $11,284        0.32%  $10,422
     11/29/1996     1.34%  $11,101       1.83%  $11,491        0.19%  $10,442
     12/31/1996    -0.19%  $11,079      -0.42%  $11,443        0.00%  $10,442
     01/31/1997     0.16%  $11,097       0.19%  $11,464        0.32%  $10,475
     02/28/1997     0.72%  $11,177       0.92%  $11,570        0.31%  $10,508
     03/31/1997    -0.79%  $11,089      -1.33%  $11,416        0.25%  $10,534
     04/30/1997     0.64%  $11,160       0.84%  $11,512        0.12%  $10,547
     05/31/1997     1.04%  $11,276       1.51%  $11,686       -0.06%  $10,540
     06/30/1997     0.75%  $11,360       1.07%  $11,811        0.12%  $10,553
     07/31/1997     2.11%  $11,600       2.77%  $12,138        0.12%  $10,565
     08/31/1997    -0.30%  $11,565      -0.94%  $12,024        0.19%  $10,586
     09/30/1997     0.91%  $11,671       1.19%  $12,167        0.25%  $10,612
     10/31/1997     0.51%  $11,730       0.64%  $12,245        0.25%  $10,639
     11/30/1997     0.54%  $11,793       0.59%  $12,317       -0.06%  $10,632
     12/31/1997     1.25%  $11,941       1.46%  $12,497       -0.12%  $10,619
     01/31/1998     0.73%  $12,028       1.03%  $12,626        0.19%  $10,640
     02/28/1998     0.05%  $12,034       0.03%  $12,629        0.19%  $10,660
     03/31/1998     0.00%  $12,034       0.09%  $12,641        0.19%  $10,680
     04/30/1998    -0.22%  $12,008      -0.45%  $12,584        0.18%  $10,699
     05/31/1998     1.23%  $12,155       1.58%  $12,783        0.18%  $10,719
     06/30/1998     0.29%  $12,190       0.39%  $12,832        0.12%  $10,731
     07/31/1998     0.17%  $12,211       0.25%  $12,865        0.12%  $10,744
     08/31/1998     1.24%  $12,363       1.55%  $13,064        0.12%  $10,757
     09/30/1998     0.94%  $12,479       1.25%  $13,227        0.12%  $10,770
     10/31/1998    -0.27%  $12,445       0.00%  $13,227        0.24%  $10,796
     11/30/1998     0.38%  $12,492       0.35%  $13,274        0.00%  $10,796
     12/31/1998     0.19%  $12,516       0.25%  $13,307       -0.06%  $10,789
     01/31/1999     0.88%  $12,626       1.19%  $13,465        0.24%  $10,815
     02/28/1999    -0.31%  $12,587      -0.44%  $13,406        0.12%  $10,828
     03/31/1999     0.16%  $12,607       0.14%  $13,425        0.30%  $10,861
     04/30/1999     0.18%  $12,630       0.25%  $13,458        0.73%  $10,940
     05/31/1999    -0.68%  $12,544      -0.58%  $13,380        0.00%  $10,940
     06/30/1999    -1.49%  $12,357      -1.44%  $13,187        0.00%  $10,940
     07/31/1999     0.17%  $12,378       0.36%  $13,235        0.30%  $10,973
     08/31/1999    -1.26%  $12,222      -0.80%  $13,129        0.24%  $10,999
     09/30/1999    -0.35%  $12,179       0.04%  $13,134        0.48%  $11,052
     10/31/1999    -1.59%  $11,986      -1.08%  $12,992        0.18%  $11,072
     11/30/1999     0.88%  $12,091       1.06%  $13,130        0.06%  $11,079
     12/31/1999    -0.96%  $11,975      -0.75%  $13,032        0.00%  $11,079
     01/31/2000    -0.71%  $11,890      -0.44%  $12,974        0.30%  $11,112
     02/29/2000     1.22%  $12,035       1.16%  $13,125        0.59%  $11,177
     03/31/2000     2.32%  $12,314       2.18%  $13,411        0.82%  $11,269
     04/30/2000    -0.70%  $12,228      -0.59%  $13,332        0.06%  $11,276
     05/31/2000    -0.66%  $12,148      -0.52%  $13,263        0.12%  $11,289
     06/30/2000     2.51%  $12,452       2.65%  $13,614        0.52%  $11,348
     07/31/2000     1.40%  $12,627       1.39%  $13,803        0.23%  $11,374
     08/31/2000     1.55%  $12,823       1.54%  $14,016        0.00%  $11,374
     09/30/2000    -0.71%  $12,731      -0.52%  $13,943        0.52%  $11,433
     10/31/2000     0.94%  $12,851       1.09%  $14,095        0.17%  $11,453
     11/30/2000     0.55%  $12,922       0.76%  $14,202        0.06%  $11,460
     12/31/2000     2.22%  $13,209       2.47%  $14,553       -0.06%  $11,453
     01/31/2001     0.47%  $13,271       0.99%  $14,697        0.63%  $11,525
     02/28/2001     0.27%  $13,308       0.32%  $14,744        0.40%  $11,571

(7.) Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond
     Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/01

                                  [PIE CHART]


AAA                         61.4%


AA                           7.9%

A                           12.7%

BBB                         15.8%

Below Investment
Grade                        2.2%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

COMMONWEALTH UPDATE

[STATE OF PENNSYLVANIA GRAPHIC]

     Pennsylvania's diverse economic base, steady employment growth and conservative financial operations buttressed its excellent credit position once again. As the commonwealth entered its eighth year of economic expansion during the reporting period, employment growth increased 1.5%, nearly equal to its 1990s' average. Because it possesses one of the most diversified and consistent economies in the U.S., Pennsylvania is historically protected during downturns, but also tends to experience employment growth below 2% annually during expansions because no single sector is large enough to make a deep impression.(2) State unemployment generally tracked the nation's 4.0% average for most of 2000 before edging up to 4.4% by year's end. The technology, consumer services and transportation industries offered most new employment opportunities, while mining, including the large steel and coal industries, witnessed a 5.0% decline in 2000 due to technological advances that replaced certain human roles and inexpensive imports from Asia, Russia and Brazil due to their currency devaluations.(3) Employment growth is expected to increase a modest 0.5% a year over the next five years, primarily due to slow population growth and prospects for a decelerating economy.(2)


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

(2.) Source: Standard & Poor's, Ratings Direct, 11/1/00.

(3.) Source: Bureau of Labor Statistics, 2/21/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 124.

Personal income grew 4.3% compared with a national increase of 5.8%, continuing a long-standing gap, and the average income per capita stood at roughly 102% of the national average.(4) Buoyed by high productivity, increased tax revenues and conservative budgeting, Pennsylvania had another year of very successful fiscal operations and revenues well in excess of estimates. Although the commonwealth issued a sizable amount of debt during the 1990s, its outstanding general obligation (GO) debt burden, at $601 per capita and 2.2% of personal income, remains close to the national averages of $540 and 2.2%. (2) Rather than expanding the budget on a windfall, fiscal year 2000's general fund revenue surplus of approximately $800 million (roughly 4.5% over estimates) will be prudently set aside to build reserves, increase the state's tax stabilization fund and prerefund a portion of its outstanding debt, a recurrent strategy over the past five years.(4)

Pennsylvania's high, Aa2 rating as determined by Moody's, an independent credit rating agency, includes a stable outlook based on strong balance sheet reserves and sound budgeting practices that leave it moderately well-positioned to maintain fiscal integrity in the face of an economic slowdown.(4) The outlook also assumes the state's continued reduction of debt issuance, and it is expected that the decelerating employment growth seen toward the end of the reporting period will not impede the significant financial progress the Keystone State has made over recent years.

PORTFOLIO NOTES

Demand for Pennsylvania municipal bonds remained strong, while issuance declined 41.7% in calendar year 2000 compared with 1999.(5) Tight supply and a strong economy benefited the municipal bond market, and the Fund performed well during the reporting period. Declining interest rates presented challenges, as municipalities called many of their higher-coupon bonds to lower the interest expense of their outstanding debt. Despite this trend, our buy-and-hold strategy helped provide a steady distribution rate throughout the reporting period. Largely as a result, the Fund was able to maintain a stable Class A dividend of
4.4 cents per share through February 28, 2001.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
2/28/01

                                                                 % OF TOTAL
                                                                  LONG-TERM
                                                                 INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                              20.6%

Utilities                                                           16.1%

Prerefunded                                                         13.8%

General Obligation                                                  10.6%

Higher Education                                                    10.3%

Housing                                                              9.0%

Transportation                                                       7.2%

Corporate-Backed                                                     6.9%

Other Revenue                                                        2.3%

Tax-Supported                                                        1.8%

Subject to Government
Appropriations                                                       1.4%

(4.) Source: Moody's Investors Service, Special Comment: 2000 State Debt
     Medians,2/00. This does not indicate Moody's rating of the Fund.

(5.) Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/00-2/28/01

                                               DIVIDEND PER SHARE
MONTH                                CLASS A         CLASS B        CLASS C
--------------------------------------------------------------------------------
March                               4.4 cents       3.96 cents     3.97 cents
April                               4.4 cents       3.96 cents     3.97 cents
May                                 4.4 cents       3.96 cents     3.97 cents
June                                4.4 cents       3.95 cents     3.95 cents
July                                4.4 cents       3.95 cents     3.95 cents
August                              4.4 cents       3.95 cents     3.95 cents
September                           4.4 cents       3.93 cents     3.94 cents
October                             4.4 cents       3.93 cents     3.94 cents
November                            4.4 cents       3.93 cents     3.94 cents
December                            4.4 cents       3.94 cents     3.94 cents
January                             4.4 cents       3.94 cents     3.94 cents
February                            4.4 cents       3.94 cents     3.94 cents
--------------------------------------------------------------------------------
TOTAL                              52.8 CENTS      47.34 CENTS    47.40 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

The decline in interest rates during the period resulted in generally increasing bond prices. Accordingly, Franklin Pennsylvania Tax-Free Income Fund's Class A share price, as measured by net asset value, increased from $9.55 per share on February 29, 2000, to $10.12 on February 28, 2001.

Keep in mind that your diversified Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 56 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.00%, based on an annualization of the current 4.4 cent ($0.044) per share dividend and the maximum offering price of $10.57 on February 28, 2001. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 41.29% would need to earn 8.52% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.

During the period under review, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases included Delaware County Authority Revenue - Dunwoody Village Project, Philadelphia Airport Parking, Pennsylvania State Higher Education Facility - Bryn Mawr College, and Pennsylvania Economic Development Finance Authority - AMTRAK bonds. Some of the holdings we sold included Philadelphia Gas Works, Philadelphia School District, Southeastern Pennsylvania Transportation Authority (SEPTA) Special Revenue and Cranberry Township Municipal Authority Water & Sewer Revenue bonds.

Looking ahead, the thin supply of Pennsylvania bonds and continued solid demand should support municipal bond prices. We intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.57          $10.12      $9.55
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                             $0.5280

CLASS B                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.58          $10.13      $9.55
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                             $0.4734

CLASS C                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.58          $10.18      $9.60
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                             $0.4740

PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +11.73%   +29.23%   +94.63%
Average Annual Total Return(2)                      +7.02%    +4.36%    +6.42%
Avg. Ann. Total Return (3/31/01)(3)                 +5.55%    +4.74%    +6.49%

Distribution Rate(4)                     5.00%
Taxable Equivalent Distribution Rate(5)  8.52%
30-Day Standardized Yield(6)             4.47%
Taxable Equivalent Yield(5)              7.61%

                                                                       INCEPTION
CLASS B                                                      1-YEAR   (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                   +11.23%   +12.64%
Average Annual Total Return(2)                                +7.23%    +8.00%
Avg. Ann. Total Return (3/31/01)(3)                           +5.71%    +8.33%

Distribution Rate(4)                     4.64%
Taxable Equivalent Distribution Rate(5)  7.90%
30-Day Standardized Yield(6)             4.11%
Taxable Equivalent Yield(5)              7.00%

                                                                      INCEPTION
CLASS C                                            1-YEAR    5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +11.18%   +25.86%   +35.56%
Average Annual Total Return(2)                      +9.04%    +4.49%    +5.18%
Avg. Ann. Total Return (3/31/01)(3)                 +7.46%    +4.88%    +5.26%

Distribution Rate(4)                     4.58%
Taxable Equivalent Distribution Rate(5)  7.80%
30-Day Standardized Yield(6)             4.07%
Taxable Equivalent Yield(5)              6.93%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 1/24/01 for the maximum combined federal and Pennsylvania state personal income tax bracket of 41.29%, based on the federal income tax rate of 39.6%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                            2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +7.02%

5-Year                                                              +4.36%

10-Year                                                             +6.42%

CLASS A (3/1/91-2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (17)

This graph compares the performance of Franklin Pennsylvania Tax-Free Income Fund - Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91-2/28/01.

       Date            Franklin Pennsylvania      Lehman Brothers Municipal Bond       CPI
                    Tax-Free Income Fund-Class A             Index
--------------------------------------------------------------------------------------------------------
       03/01/1991              $9,576                          $10,000                         $10,000
       03/31/1991    0.42%     $9,616             0.03%        $10,003              0.15%      $10,015
       04/30/1991    1.59%     $9,769             1.34%        $10,137              0.15%      $10,030
       05/31/1991    0.79%     $9,846             0.89%        $10,227              0.30%      $10,060
       06/30/1991    0.27%     $9,873            -0.10%        $10,217              0.29%      $10,089
       07/31/1991    1.52%    $10,023             1.22%        $10,342              0.15%      $10,104
       08/31/1991    1.09%    $10,132             1.32%        $10,478              0.29%      $10,134
       09/30/1991    1.50%    $10,284             1.30%        $10,614              0.44%      $10,178
       10/31/1991    0.67%    $10,353             0.90%        $10,710              0.15%      $10,194
       11/30/1991    0.56%    $10,411             0.28%        $10,740              0.29%      $10,223
       12/31/1991    2.10%    $10,630             2.15%        $10,971              0.07%      $10,230
       01/31/1992    0.33%    $10,665             0.23%        $10,996              0.15%      $10,246
       02/29/1992   -0.05%    $10,659             0.03%        $10,999              0.36%      $10,283
       03/31/1992    0.29%    $10,690             0.03%        $11,003              0.51%      $10,335
       04/30/1992    0.94%    $10,791             0.89%        $11,101              0.14%      $10,349
       05/31/1992    1.14%    $10,914             1.18%        $11,232              0.14%      $10,364
       06/30/1992    1.64%    $11,093             1.68%        $11,420              0.36%      $10,401
       07/31/1992    3.45%    $11,476             3.00%        $11,763              0.21%      $10,423
       08/31/1992   -0.93%    $11,369            -0.97%        $11,649              0.28%      $10,452
       09/30/1992    0.39%    $11,413             0.65%        $11,724              0.28%      $10,482
       10/31/1992   -1.04%    $11,294            -0.98%        $11,610              0.35%      $10,518
       11/30/1992    2.15%    $11,537             1.79%        $11,817              0.14%      $10,533
       12/31/1992    1.21%    $11,677             1.02%        $11,938             -0.07%      $10,526
       01/31/1993    1.37%    $11,837             1.16%        $12,076              0.49%      $10,577
       02/28/1993    2.78%    $12,166             3.62%        $12,514              0.35%      $10,614
       03/31/1993   -0.27%    $12,133            -1.06%        $12,381              0.35%      $10,651
       04/30/1993    0.62%    $12,208             1.01%        $12,506              0.28%      $10,681
       05/31/1993    0.57%    $12,278             0.56%        $12,576              0.14%      $10,696
       06/30/1993    1.57%    $12,471             1.67%        $12,786              0.14%      $10,711
       07/31/1993   -0.06%    $12,463             0.13%        $12,803              0.00%      $10,711
       08/31/1993    1.96%    $12,707             2.08%        $13,069              0.28%      $10,741
       09/30/1993    1.13%    $12,851             1.14%        $13,218              0.21%      $10,764
       10/31/1993    0.28%    $12,887             0.19%        $13,243              0.41%      $10,808
       11/30/1993   -0.35%    $12,842            -0.88%        $13,127              0.07%      $10,815
       12/31/1993    1.55%    $13,041             2.11%        $13,403              0.00%      $10,815
       01/31/1994    0.85%    $13,152             1.14%        $13,556              0.27%      $10,845
       02/28/1994   -1.72%    $12,926            -2.59%        $13,205              0.34%      $10,881
       03/31/1994   -2.78%    $12,566            -4.07%        $12,668              0.34%      $10,918
       04/30/1994    0.10%    $12,579             0.85%        $12,775              0.14%      $10,934
       05/31/1994    0.73%    $12,671             0.87%        $12,887              0.07%      $10,941
       06/30/1994   -0.22%    $12,643            -0.61%        $12,808              0.34%      $10,979
       07/31/1994    1.48%    $12,830             1.83%        $13,042              0.27%      $11,008
       08/31/1994    0.32%    $12,871             0.35%        $13,088              0.40%      $11,052
       09/30/1994   -0.95%    $12,749            -1.47%        $12,896              0.27%      $11,082
       10/31/1994   -1.28%    $12,586            -1.78%        $12,666              0.07%      $11,090
       11/30/1994   -1.84%    $12,354            -1.81%        $12,437              0.13%      $11,104
       12/31/1994    2.09%    $12,612             2.20%        $12,710              0.00%      $11,104
       01/31/1995    2.39%    $12,914             2.86%        $13,074              0.40%      $11,149
       02/28/1995    2.36%    $13,218             2.91%        $13,454              0.40%      $11,193
       03/31/1995    0.96%    $13,345             1.15%        $13,609              0.33%      $11,230
       04/30/1995    0.18%    $13,369             0.12%        $13,625              0.33%      $11,267
       05/31/1995    2.40%    $13,690             3.19%        $14,060              0.20%      $11,290
       06/30/1995   -0.35%    $13,642            -0.87%        $13,938              0.20%      $11,312
       07/31/1995    0.61%    $13,725             0.95%        $14,070              0.00%      $11,312
       08/31/1995    0.88%    $13,846             1.27%        $14,249              0.26%      $11,342
       09/30/1995    0.59%    $13,928             0.63%        $14,339              0.20%      $11,364
       10/31/1995    1.12%    $14,084             1.45%        $14,547              0.33%      $11,402
       11/30/1995    1.44%    $14,287             1.66%        $14,788             -0.07%      $11,394
       12/31/1995    0.94%    $14,421             0.96%        $14,930             -0.07%      $11,386
       01/31/1996    0.51%    $14,495             0.76%        $15,043              0.59%      $11,453
       02/29/1996   -0.46%    $14,428            -0.68%        $14,941              0.32%      $11,490
       03/31/1996   -0.86%    $14,304            -1.28%        $14,750              0.52%      $11,550
       04/30/1996   -0.08%    $14,292            -0.28%        $14,709              0.39%      $11,595
       05/31/1996    0.24%    $14,327            -0.04%        $14,703              0.19%      $11,617
       06/30/1996    0.95%    $14,463             1.09%        $14,863              0.06%      $11,624
       07/31/1996    0.70%    $14,564             0.90%        $14,997              0.19%      $11,646
       08/31/1996    0.00%    $14,564            -0.02%        $14,994              0.19%      $11,668
       09/30/1996    1.29%    $14,752             1.40%        $15,204              0.32%      $11,705
       10/31/1996    0.87%    $14,880             1.13%        $15,375              0.32%      $11,743
       11/30/1996    1.34%    $15,080             1.83%        $15,657              0.19%      $11,765
       12/31/1996   -0.07%    $15,069            -0.42%        $15,591              0.00%      $11,765
       01/31/1997    0.28%    $15,111             0.19%        $15,621              0.32%      $11,803
       02/28/1997    0.76%    $15,226             0.92%        $15,764              0.31%      $11,839
       03/31/1997   -0.95%    $15,081            -1.33%        $15,555              0.25%      $11,869
       04/30/1997    0.85%    $15,210             0.84%        $15,685              0.12%      $11,883
       05/31/1997    1.20%    $15,392             1.51%        $15,922             -0.06%      $11,876
       06/30/1997    0.99%    $15,545             1.07%        $16,093              0.12%      $11,890
       07/31/1997    2.30%    $15,902             2.77%        $16,538              0.12%      $11,904
       08/31/1997   -0.69%    $15,792            -0.94%        $16,383              0.19%      $11,927
       09/30/1997    1.04%    $15,957             1.19%        $16,578              0.25%      $11,957
       10/31/1997    0.68%    $16,065             0.64%        $16,684              0.25%      $11,987
       11/30/1997    0.71%    $16,179             0.59%        $16,782             -0.06%      $11,980
       12/31/1997    1.48%    $16,419             1.46%        $17,027             -0.12%      $11,965
       01/31/1998    1.03%    $16,588             1.03%        $17,203              0.19%      $11,988
       02/28/1998   -0.02%    $16,584             0.03%        $17,208              0.19%      $12,011
       03/31/1998    0.09%    $16,599             0.09%        $17,223              0.19%      $12,033
       04/30/1998   -0.15%    $16,574            -0.45%        $17,146              0.18%      $12,055
       05/31/1998    1.10%    $16,757             1.58%        $17,417              0.18%      $12,077
       06/30/1998    0.53%    $16,846             0.39%        $17,485              0.12%      $12,091
       07/31/1998    0.20%    $16,879             0.25%        $17,528              0.12%      $12,106
       08/31/1998    1.12%    $17,068             1.55%        $17,800              0.12%      $12,120
       09/30/1998    1.07%    $17,251             1.25%        $18,023              0.12%      $12,135
       10/31/1998   -0.20%    $17,216             0.00%        $18,023              0.24%      $12,164
       11/30/1998    0.44%    $17,292             0.35%        $18,086              0.00%      $12,164
       12/31/1998    0.16%    $17,320             0.25%        $18,131             -0.06%      $12,157
       01/31/1999    0.90%    $17,476             1.19%        $18,347              0.24%      $12,186
       02/28/1999   -0.25%    $17,432            -0.44%        $18,266              0.12%      $12,201
       03/31/1999    0.20%    $17,467             0.14%        $18,292              0.30%      $12,237
       04/30/1999    0.32%    $17,523             0.25%        $18,337              0.73%      $12,326
       05/31/1999   -0.67%    $17,405            -0.58%        $18,231              0.00%      $12,326
       06/30/1999   -1.19%    $17,198            -1.44%        $17,968              0.00%      $12,326
       07/31/1999    0.21%    $17,234             0.36%        $18,033              0.30%      $12,363
       08/31/1999   -1.49%    $16,978            -0.80%        $17,889              0.24%      $12,393
       09/30/1999   -0.27%    $16,932             0.04%        $17,896              0.48%      $12,453
       10/31/1999   -1.91%    $16,608            -1.08%        $17,703              0.18%      $12,475
       11/30/1999    1.12%    $16,794             1.06%        $17,890              0.06%      $12,482
       12/31/1999   -1.08%    $16,613            -0.75%        $17,756              0.00%      $12,482
       01/31/2000   -0.80%    $16,480            -0.44%        $17,678              0.30%      $12,520
       02/29/2000    1.29%    $16,693             1.16%        $17,883              0.59%      $12,594
       03/31/2000    2.44%    $17,100             2.18%        $18,273              0.82%      $12,697
       04/30/2000   -0.59%    $16,999            -0.59%        $18,165              0.06%      $12,705
       05/31/2000   -0.42%    $16,928            -0.52%        $18,071              0.12%      $12,720
       06/30/2000    2.55%    $17,359             2.65%        $18,550              0.52%      $12,786
       07/31/2000    1.37%    $17,597             1.39%        $18,807              0.23%      $12,815
       08/31/2000    1.67%    $17,891             1.54%        $19,097              0.00%      $12,815
       09/30/2000   -0.39%    $17,821            -0.52%        $18,998              0.52%      $12,882
       10/31/2000    0.88%    $17,978             1.09%        $19,205              0.17%      $12,904
       11/30/2000    0.43%    $18,055             0.76%        $19,351              0.06%      $12,912
       12/31/2000    2.02%    $18,420             2.47%        $19,829             -0.06%      $12,904
       01/31/2001    0.85%    $18,577             0.99%        $20,025              0.63%      $12,985
       02/28/2001    0.40%    $18,638             0.32%        $20,089              0.40%      $13,037
Total Return                    86.38%                          100.89%                          30.37%
-------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                            2/28/01
--------------------------------------------------------------------------------
1-Year                                                             +7.23%

Since Inception (2/1/00)                                           +8.00%

CLASS B (2/1/00-2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (18)

This graph compares the performance of Franklin Pennsylvania Tax-Free Income Fund - Class B as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 2/1/00 -2/28/01.

      Date              Franklin Pennsylvania      Lehman Brothers Municipal          CPI
                     Tax-Free Income Fund-Class B        Bond Index
-------------------------------------------------------------------------------------------------------
      02/01/2000                $10,000                        $10,000                      $10,000
      02/29/2000      1.27%      10,111             1.16%      $10,116             0.59%    $10,059
      03/31/2000      2.40%      10,354             2.18%      $10,337             0.82%    $10,141
      04/30/2000     -0.53%      10,301            -0.59%      $10,276             0.06%    $10,148
      05/31/2000     -0.58%      10,237            -0.52%      $10,222             0.12%    $10,160
      06/30/2000      2.50%      10,493             2.65%      $10,493             0.52%    $10,213
      07/31/2000      1.43%      10,644             1.39%      $10,639             0.23%    $10,236
      08/31/2000      1.62%      10,816             1.54%      $10,803             0.00%    $10,236
      09/30/2000     -0.44%      10,772            -0.52%      $10,747             0.52%    $10,289
      10/31/2000      0.83%      10,858             1.09%      $10,864             0.17%    $10,307
      11/30/2000      0.39%      10,901             0.76%      $10,946             0.06%    $10,313
      12/31/2000      1.98%      11,121             2.47%      $11,217            -0.06%    $10,307
      01/31/2001      0.81%      11,208             0.99%      $11,328             0.63%    $10,372
      02/28/2001                $10,864             0.32%      $11,364             0.40%    $10,413
                                   8.64%                         13.64%                        4.13%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +9.04%

5-Year                                                              +4.49%

Since Inception (5/1/95)                                            +5.18%

CLASS C (5/1/95-2/28/01)

[LINE GRAPH]

GRAPHIC MATERIAL (19)

This graph compares the performance of Franklin Pennsylvania Tax-Free Income Fund - Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95-2/28/01.

       Date            Franklin Pennsylvania  Lehman Brothers Municipal          CPI
                          Tax-Free Income           Bond Index
                            Fund-Class C
-----------------------------------------------------------------------------------------------
       05/01/1995               $9,903                   $10,000                        $10,000
       05/31/1995       2.55%   $10,156        3.19%     $10,319            0.20%       $10,020
       06/30/1995      -0.40%   $10,115       -0.87%     $10,229            0.20%       $10,040
       07/31/1995       0.56%   $10,172        0.95%     $10,326            0.00%       $10,040
       08/31/1995       0.83%   $10,256        1.27%     $10,458            0.26%       $10,066
       09/29/1995       0.64%   $10,322        0.63%     $10,523            0.20%       $10,086
       10/31/1995       1.06%   $10,431        1.45%     $10,676            0.33%       $10,120
       11/30/1995       1.30%   $10,567        1.66%     $10,853           -0.07%       $10,112
       12/29/1995       0.99%   $10,671        0.96%     $10,957           -0.07%       $10,105
       01/31/1996       0.46%   $10,720        0.76%     $11,041            0.59%       $10,165
       02/29/1996      -0.50%   $10,667       -0.68%     $10,966            0.32%       $10,198
       03/29/1996      -0.90%   $10,571       -1.28%     $10,825            0.52%       $10,251
       04/30/1996      -0.13%   $10,557       -0.28%     $10,795            0.39%       $10,291
       05/31/1996       0.29%   $10,588       -0.04%     $10,791            0.19%       $10,310
       06/28/1996       0.80%   $10,672        1.09%     $10,908            0.06%       $10,316
       07/31/1996       0.75%   $10,752        0.90%     $11,006            0.19%       $10,336
       08/30/1996      -0.14%   $10,737       -0.02%     $11,004            0.19%       $10,356
       09/30/1996       1.23%   $10,869        1.40%     $11,158            0.32%       $10,389
       10/31/1996       0.91%   $10,968        1.13%     $11,284            0.32%       $10,422
       11/29/1996       1.28%   $11,109        1.83%     $11,491            0.19%       $10,442
       12/31/1996      -0.13%   $11,094       -0.42%     $11,443            0.00%       $10,442
       01/31/1997       0.23%   $11,120        0.19%     $11,464            0.32%       $10,475
       02/28/1997       0.71%   $11,199        0.92%     $11,570            0.31%       $10,508
       03/31/1997      -0.99%   $11,088       -1.33%     $11,416            0.25%       $10,534
       04/30/1997       0.80%   $11,177        0.84%     $11,512            0.12%       $10,547
       05/31/1997       1.14%   $11,304        1.51%     $11,686           -0.06%       $10,540
       06/30/1997       0.94%   $11,410        1.07%     $11,811            0.12%       $10,553
       07/31/1997       2.25%   $11,667        2.77%     $12,138            0.12%       $10,565
       08/31/1997      -0.73%   $11,582       -0.94%     $12,024            0.19%       $10,586
       09/30/1997       0.98%   $11,695        1.19%     $12,167            0.25%       $10,612
       10/31/1997       0.63%   $11,769        0.64%     $12,245            0.25%       $10,639
       11/30/1997       0.76%   $11,858        0.59%     $12,317           -0.06%       $10,632
       12/31/1997       1.42%   $12,027        1.46%     $12,497           -0.12%       $10,619
       01/31/1998       0.88%   $12,133        1.03%     $12,626            0.19%       $10,640
       02/28/1998       0.02%   $12,135        0.03%     $12,629            0.19%       $10,660
       03/31/1998       0.04%   $12,140        0.09%     $12,641            0.19%       $10,680
       04/30/1998      -0.29%   $12,105       -0.45%     $12,584            0.18%       $10,699
       05/31/1998       1.15%   $12,244        1.58%     $12,783            0.18%       $10,719
       06/30/1998       0.48%   $12,303        0.39%     $12,832            0.12%       $10,731
       07/31/1998       0.06%   $12,310        0.25%     $12,865            0.12%       $10,744
       08/31/1998       1.16%   $12,453        1.55%     $13,064            0.12%       $10,757
       09/30/1998       0.93%   $12,569        1.25%     $13,227            0.12%       $10,770
       10/31/1998      -0.15%   $12,550        0.00%     $13,227            0.24%       $10,796
       11/30/1998       0.39%   $12,599        0.35%     $13,274            0.00%       $10,796
       12/31/1998       0.11%   $12,613        0.25%     $13,307           -0.06%       $10,789
       01/31/1999       0.85%   $12,720        1.19%     $13,465            0.24%       $10,815
       02/28/1999      -0.29%   $12,683       -0.44%     $13,406            0.12%       $10,828
       03/31/1999       0.24%   $12,713        0.14%     $13,425            0.30%       $10,861
       04/30/1999       0.17%   $12,735        0.25%     $13,458            0.73%       $10,940
       05/31/1999      -0.71%   $12,645       -0.58%     $13,380            0.00%       $10,940
       06/30/1999      -1.23%   $12,489       -1.44%     $13,187            0.00%       $10,940
       07/31/1999       0.17%   $12,510        0.36%     $13,235            0.30%       $10,973
       08/31/1999      -1.54%   $12,318       -0.80%     $13,129            0.24%       $10,999
       09/30/1999      -0.32%   $12,278        0.04%     $13,134            0.48%       $11,052
       10/31/1999      -1.94%   $12,040       -1.08%     $12,992            0.18%       $11,072
       11/30/1999       1.06%   $12,168        1.06%     $13,130            0.06%       $11,079
       12/31/1999      -1.12%   $12,031       -0.75%     $13,032            0.00%       $11,079
       01/31/2000      -0.84%   $11,930       -0.44%     $12,974            0.30%       $11,112
       02/29/2000       1.24%   $12,078        1.16%     $13,125            0.59%       $11,177
       03/31/2000       2.38%   $12,366        2.18%     $13,411            0.82%       $11,269
       04/30/2000      -0.63%   $12,288       -0.59%     $13,332            0.06%       $11,276
       05/31/2000      -0.47%   $12,230       -0.52%     $13,263            0.12%       $11,289
       06/30/2000       2.49%   $12,535        2.65%     $13,614            0.52%       $11,348
       07/31/2000       1.32%   $12,700        1.39%     $13,803            0.23%       $11,374
       08/31/2000       1.62%   $12,906        1.54%     $14,016            0.00%       $11,374
       09/30/2000      -0.43%   $12,850       -0.52%     $13,943            0.52%       $11,433
       10/31/2000       0.83%   $12,957        1.09%     $14,095            0.17%       $11,453
       11/30/2000       0.39%   $13,007        0.76%     $14,202            0.06%       $11,460
       12/31/2000       1.97%   $13,264        2.47%     $14,553           -0.06%       $11,453
       01/31/2001       0.80%   $13,370        0.99%     $14,697            0.63%       $11,525
       02/28/2001       0.45%   $13,424        0.32%     $14,744            0.40%       $11,571
Total Return                      34.24%                   47.44%                         15.71%
-----------------------------------------------------------------------------------------------

(7.) Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond
     Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/01

[PIE CHART]

AAA                                43.9%

AA                                  4.6%

A                                  11.5%

BBB                                40.0%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

COMMONWEALTH UPDATE(2)

This island commonwealth's economy is closely tied to that of the U.S. Thus, Puerto Rico's economy has performed strongly over the past five years, with construction, trade and services providing the bulk of new job opportunities. Gross national product (GNP) grew 4.2% in 1999, the highest rate in 26 years, and GNP is estimated to have expanded 2.7% in 2000 with projections of 2.3% growth for 2001. Unemployment, at 12.5% in 1999, was near record lows, although high by U.S. standards.

However, with U.S. economic growth dramatically slowing and recession in the first half of 2001 a real possibility, Puerto Rico's economic expansion is undergoing a transition to a less rapid pace. Persistently high energy prices are likewise causing concerns, as such costs could dampen economic growth going forward.

Privatizing the commonwealth's holdings is one method Puerto Rico has implemented to bolster its economy against future downturns. Of primary importance is the privatization of its costly health care system, which had an accumulated deficit of $700 million as of June 2000. Puerto Rico has sold all 11 of its regional hospitals, and 38 of its 72 diagnostic centers with another 12 in the process of being sold, generating $108.5 million dollars. Privatization of Puerto Rico Telephone Co. brought the commonwealth approximately $2.26 billion with $1.2 billion earmarked to support infrastructure improvements, particularly the water and sewer systems.


(1.) For investors subject to the federal and state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) Source: Standard & Poor's, Ratings Direct, 6/1/00. This does not indicate
     Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 129.

The outlook for Puerto Rico is cautiously positive. Moderate economic growth should continue and the commonwealth's financial condition should improve further, owing to more aggressive tax collection procedures and newly instituted budget controls. Yet, if the U.S. should fall into a recession, Puerto Rico will undoubtedly suffer as well. As a result of these factors, Standard & Poor's, an independent credit rating agency, has assigned the commonwealth's general obligation debt a solid A rating.

PORTFOLIO NOTES

Puerto Rico new bond issuance increased significantly during 2000, as supply increased 140.9%, from $1.74 billion in 1999 to $4.19 billion in 2000.(3) Much of this enhanced supply was due to the $1.04 billion Puerto Rico Commonwealth Infrastructure Financing Authority issue in October. The bonds were well received by the marketplace, partly because they were a new name in Puerto Rico and were escrowed in government securities, giving them an AAA rating on their own.

We sought to take advantage of Puerto Rico's bond supply to purchase most of our bonds in the primary market. Significant purchases during the period included University of Puerto Rico, Children's Trust Fund Tobacco Settlement Revenue, Puerto Rico PRIME University Plaza Revenue, Puerto Rico Electric Power Authority Revenue and Puerto Rico Commonwealth Highway Authority and Transportation Revenue.

Generally declining interest rates presented occasions for many municipal issuers to refinance their outstanding debt with current, lower cost bonds. Due to this refinancing, various higher coupon bonds in the portfolio were called. The Fund used the resulting proceeds to invest in securities available in the current, lower interest rate environment. Such incidents placed pressure on the Fund's earnings and made it necessary for us to decrease the Fund's dividend distribution beginning in March 2001.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 63 shows that at the end

PORTFOLIO BREAKDOWN
Franklin Puerto Rico
Tax-Free Income Fund
2/28/01

                                                                % OF TOTAL
                                                                LONG-TERM
                                                                INVESTMENTS
--------------------------------------------------------------------------------
Transportation                                                    20.6%

Prerefunded                                                       16.1%

Utilities                                                         14.0%

General Obligation                                                11.4%

Hospital & Health Care                                             9.1%

Tax-Supported                                                      7.7%

Subject to Government
Appropriations                                                     6.2%

Higher Education                                                   5.5%

Housing                                                            4.6%

Other Revenue                                                      4.4%

Corporate-Backed                                                   0.4%


(3.) Source: The Bond Buyer, 1/2/01.

DIVIDEND DISTRIBUTIONS*
Franklin Puerto Rico Tax-Free Income Fund
3/1/00-2/28/01

                                                    DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                         CLASS A                 CLASS C
--------------------------------------------------------------------------------
March                                       4.85 cents              4.38 cents
April                                       4.85 cents              4.38 cents
May                                         4.85 cents              4.38 cents
June                                        4.88 cents              4.37 cents
July                                        4.88 cents              4.37 cents
August                                      4.88 cents              4.37 cents
September                                   4.92 cents              4.39 cents
October                                     4.92 cents              4.39 cents
November                                    4.92 cents              4.39 cents
December                                    4.92 cents              4.39 cents
January                                     4.92 cents              4.39 cents
February                                    4.92 cents              4.39 cents
--------------------------------------------------------------------------------
TOTAL                                      58.71 CENTS             52.59 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

of this reporting period, the Fund's Class A shares' distribution rate was 4.83%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.06 on February 28, 2001. An investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.00% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

Looking forward, we expect 2001's supply to be substantially lower than 2000's. The scarcity of the territory's bonds, which are tax-free in many states and thus are in demand, should help Puerto Rico debt sustain its value. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any commonwealth, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.60          $11.55      $10.95
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                             $0.5871

CLASS C                                     CHANGE          2/28/01     2/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.61          $11.58      $10.97
DISTRIBUTIONS (3/1/00-2/28/01)
Dividend Income                             $0.5259

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A                                           1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +11.06%    +31.42%   +90.50%
Average Annual Total Return(2)                     +6.30%     +4.71%    +6.20%
Avg. Ann. Total Return (3/31/01)(3)                +4.94%     +4.99%    +6.23%

Distribution Rate(4)                     4.83%
Taxable Equivalent Distribution Rate(5)  8.00%
30-Day Standardized Yield(6)             4.15%
Taxable Equivalent Yield(5)              6.87%

                                                                       INCEPTION
CLASS C                                           1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +10.54%    +27.77%   +36.99%
Average Annual Total Return(2)                     +8.45%     +4.81%    +5.37%
Avg. Ann. Total Return (3/31/01)(3)                +6.98%     +5.11%    +5.40%

Distribution Rate(4)                     4.42%
Taxable Equivalent Distribution Rate(5)  7.32%
30-Day Standardized Yield(6)             3.74%
Taxable Equivalent Yield(5)              6.19%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/01.

(5.) Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.6%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                               +6.30%

5-Year                                                               +4.71%

10-Year                                                              +6.20%

                                  [LINE CHART]

CLASS A (3/1/91 - 2/28/01)

GRAPHIC MATERIAL (20)

This graph compares the performance of Franklin Puerto Rico Tax-Free Income Fund
- Class A as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 3/1/91-2/28/01.

     Date              Franklin Puerto    Lehman Brothers         CPI
                        Rico Tax-Free      Municipal Bond
                     Income Fund-Class A       Index
-------------------------------------------------------------------------------
     03/01/1991              $9,576              $10,000                $10,000
     03/31/1991      0.37%   $9,611       0.03%  $10,003       0.15%    $10,015
     04/30/1991      1.39%   $9,745       1.34%  $10,137       0.15%    $10,030
     05/31/1991      0.74%   $9,817       0.89%  $10,227       0.30%    $10,060
     06/30/1991      0.10%   $9,827      -0.10%  $10,217       0.29%    $10,089
     07/31/1991      1.29%   $9,954       1.22%  $10,342       0.15%    $10,104
     08/31/1991      0.91%  $10,044       1.32%  $10,478       0.29%    $10,134
     09/30/1991      1.28%  $10,173       1.30%  $10,614       0.44%    $10,178
     10/31/1991      0.72%  $10,246       0.90%  $10,710       0.15%    $10,194
     11/30/1991      0.54%  $10,301       0.28%  $10,740       0.29%    $10,223
     12/31/1991      1.60%  $10,466       2.15%  $10,971       0.07%    $10,230
     01/31/1992      0.31%  $10,499       0.23%  $10,996       0.15%    $10,246
     02/29/1992     -0.03%  $10,496       0.03%  $10,999       0.36%    $10,283
     03/31/1992      0.36%  $10,533       0.03%  $11,003       0.51%    $10,335
     04/30/1992      0.76%  $10,613       0.89%  $11,101       0.14%    $10,349
     05/31/1992      1.21%  $10,742       1.18%  $11,232       0.14%    $10,364
     06/30/1992      1.49%  $10,902       1.68%  $11,420       0.36%    $10,401
     07/31/1992      3.01%  $11,230       3.00%  $11,763       0.21%    $10,423
     08/31/1992     -0.87%  $11,132      -0.97%  $11,649       0.28%    $10,452
     09/30/1992      0.13%  $11,147       0.65%  $11,724       0.28%    $10,482
     10/31/1992     -1.23%  $11,010      -0.98%  $11,610       0.35%    $10,518
     11/30/1992      2.14%  $11,245       1.79%  $11,817       0.14%    $10,533
     12/31/1992      1.56%  $11,421       1.02%  $11,938      -0.07%    $10,526
     01/31/1993      1.08%  $11,544       1.16%  $12,076       0.49%    $10,577
     02/28/1993      2.51%  $11,834       3.62%  $12,514       0.35%    $10,614
     03/31/1993     -0.61%  $11,762      -1.06%  $12,381       0.35%    $10,651
     04/30/1993      0.77%  $11,852       1.01%  $12,506       0.28%    $10,681
     05/31/1993      0.63%  $11,927       0.56%  $12,576       0.14%    $10,696
     06/30/1993      1.36%  $12,089       1.67%  $12,786       0.14%    $10,711
     07/31/1993     -0.01%  $12,088       0.13%  $12,803       0.00%    $10,711
     08/31/1993      1.80%  $12,305       2.08%  $13,069       0.28%    $10,741
     09/30/1993      1.30%  $12,465       1.14%  $13,218       0.21%    $10,764
     10/31/1993      0.19%  $12,489       0.19%  $13,243       0.41%    $10,808
     11/30/1993     -0.27%  $12,455      -0.88%  $13,127       0.07%    $10,815
     12/31/1993      1.78%  $12,677       2.11%  $13,403       0.00%    $10,815
     01/31/1994      0.90%  $12,791       1.14%  $13,556       0.27%    $10,845
     02/28/1994     -1.74%  $12,569      -2.59%  $13,205       0.34%    $10,881
     03/31/1994     -3.44%  $12,136      -4.07%  $12,668       0.34%    $10,918
     04/30/1994      0.49%  $12,196       0.85%  $12,775       0.14%    $10,934
     05/31/1994      0.70%  $12,281       0.87%  $12,887       0.07%    $10,941
     06/30/1994     -0.67%  $12,199      -0.61%  $12,808       0.34%    $10,979
     07/31/1994      1.56%  $12,389       1.83%  $13,042       0.27%    $11,008
     08/31/1994      0.52%  $12,454       0.35%  $13,088       0.40%    $11,052
     09/30/1994     -1.15%  $12,310      -1.47%  $12,896       0.27%    $11,082
     10/31/1994     -1.72%  $12,099      -1.78%  $12,666       0.07%    $11,090
     11/30/1994     -1.98%  $11,859      -1.81%  $12,437       0.13%    $11,104
     12/31/1994      2.32%  $12,134       2.20%  $12,710       0.00%    $11,104
     01/31/1995      2.40%  $12,425       2.86%  $13,074       0.40%    $11,149
     02/28/1995      2.81%  $12,775       2.91%  $13,454       0.40%    $11,193
     03/31/1995      0.64%  $12,856       1.15%  $13,609       0.33%    $11,230
     04/30/1995      0.47%  $12,917       0.12%  $13,625       0.33%    $11,267
     05/31/1995      2.64%  $13,258       3.19%  $14,060       0.20%    $11,290
     06/30/1995     -1.15%  $13,105      -0.87%  $13,938       0.20%    $11,312
     07/31/1995      0.76%  $13,205       0.95%  $14,070       0.00%    $11,312
     08/31/1995      1.09%  $13,349       1.27%  $14,249       0.26%    $11,342
     09/30/1995      0.64%  $13,434       0.63%  $14,339       0.20%    $11,364
     10/31/1995      1.38%  $13,620       1.45%  $14,547       0.33%    $11,402
     11/30/1995      1.23%  $13,787       1.66%  $14,788      -0.07%    $11,394
     12/31/1995      0.78%  $13,895       0.96%  $14,930      -0.07%    $11,386
     01/31/1996      0.66%  $13,986       0.76%  $15,043       0.59%    $11,453
     02/29/1996     -0.73%  $13,884      -0.68%  $14,941       0.32%    $11,490
     03/31/1996     -0.66%  $13,793      -1.28%  $14,750       0.52%    $11,550
     04/30/1996      0.04%  $13,798      -0.28%  $14,709       0.39%    $11,595
     05/31/1996      0.07%  $13,808      -0.04%  $14,703       0.19%    $11,617
     06/30/1996      1.24%  $13,979       1.09%  $14,863       0.06%    $11,624
     07/31/1996      0.66%  $14,071       0.90%  $14,997       0.19%    $11,646
     08/31/1996      0.12%  $14,088      -0.02%  $14,994       0.19%    $11,668
     09/30/1996      1.45%  $14,292       1.40%  $15,204       0.32%    $11,705
     10/31/1996      0.90%  $14,421       1.13%  $15,375       0.32%    $11,743
     11/30/1996      1.49%  $14,636       1.83%  $15,657       0.19%    $11,765
     12/31/1996     -0.25%  $14,599      -0.42%  $15,591       0.00%    $11,765
     01/31/1997      0.03%  $14,604       0.19%  $15,621       0.32%    $11,803
     02/28/1997      0.81%  $14,722       0.92%  $15,764       0.31%    $11,839
     03/31/1997     -0.99%  $14,576      -1.33%  $15,555       0.25%    $11,869
     04/30/1997      0.80%  $14,693       0.84%  $15,685       0.12%    $11,883
     05/31/1997      1.46%  $14,907       1.51%  $15,922      -0.06%    $11,876
     06/30/1997      0.83%  $15,031       1.07%  $16,093       0.12%    $11,890
     07/31/1997      2.42%  $15,395       2.77%  $16,538       0.12%    $11,904
     08/31/1997     -0.60%  $15,303      -0.94%  $16,383       0.19%    $11,927
     09/30/1997      1.13%  $15,475       1.19%  $16,578       0.25%    $11,957
     10/31/1997      0.55%  $15,561       0.64%  $16,684       0.25%    $11,987
     11/30/1997      0.75%  $15,677       0.59%  $16,782      -0.06%    $11,980
     12/31/1997      1.30%  $15,881       1.46%  $17,027      -0.12%    $11,965
     01/31/1998      0.69%  $15,991       1.03%  $17,203       0.19%    $11,988
     02/28/1998      0.18%  $16,019       0.03%  $17,208       0.19%    $12,011
     03/31/1998      0.37%  $16,079       0.09%  $17,223       0.19%    $12,033
     04/30/1998     -0.19%  $16,048      -0.45%  $17,146       0.18%    $12,055
     05/31/1998      1.35%  $16,265       1.58%  $17,417       0.18%    $12,077
     06/30/1998      0.32%  $16,317       0.39%  $17,485       0.12%    $12,091
     07/31/1998      0.22%  $16,353       0.25%  $17,528       0.12%    $12,106
     08/31/1998      1.19%  $16,547       1.55%  $17,800       0.12%    $12,120
     09/30/1998      1.15%  $16,738       1.25%  $18,023       0.12%    $12,135
     10/31/1998     -0.14%  $16,714       0.00%  $18,023       0.24%    $12,164
     11/30/1998      0.34%  $16,771       0.35%  $18,086       0.00%    $12,164
     12/31/1998      0.13%  $16,793       0.25%  $18,131      -0.06%    $12,157
     01/31/1999      1.00%  $16,961       1.19%  $18,347       0.24%    $12,186
     02/28/1999     -0.19%  $16,929      -0.44%  $18,266       0.12%    $12,201
     03/31/1999      0.55%  $17,022       0.14%  $18,292       0.30%    $12,237
     04/30/1999      0.23%  $17,061       0.25%  $18,337       0.73%    $12,326
     05/31/1999     -0.32%  $17,006      -0.58%  $18,231       0.00%    $12,326
     06/30/1999     -1.31%  $16,783      -1.44%  $17,968       0.00%    $12,326
     07/31/1999      0.30%  $16,834       0.36%  $18,033       0.30%    $12,363
     08/31/1999     -1.20%  $16,632      -0.80%  $17,889       0.24%    $12,393
     09/30/1999      0.05%  $16,640       0.04%  $17,896       0.48%    $12,453
     10/31/1999     -1.20%  $16,440      -1.08%  $17,703       0.18%    $12,475
     11/30/1999      0.74%  $16,562       1.06%  $17,890       0.06%    $12,482
     12/31/1999     -1.00%  $16,396      -0.75%  $17,756       0.00%    $12,482
     01/31/2000     -0.93%  $16,244      -0.44%  $17,678       0.30%    $12,520
     02/29/2000      1.16%  $16,432       1.16%  $17,883       0.59%    $12,594
     03/31/2000      2.08%  $16,774       2.18%  $18,273       0.82%    $12,697
     04/30/2000     -0.47%  $16,695      -0.59%  $18,165       0.06%    $12,705
     05/31/2000     -0.50%  $16,612      -0.52%  $18,071       0.12%    $12,720
     06/30/2000      2.46%  $17,021       2.65%  $18,550       0.52%    $12,786
     07/31/2000      1.42%  $17,262       1.39%  $18,807       0.23%    $12,815
     08/31/2000      1.59%  $17,537       1.54%  $19,097       0.00%    $12,815
     09/30/2000     -0.48%  $17,453      -0.52%  $18,998       0.52%    $12,882
     10/31/2000      0.64%  $17,564       1.09%  $19,205       0.17%    $12,904
     11/30/2000      0.78%  $17,701       0.76%  $19,351       0.06%    $12,912
     12/31/2000      2.07%  $18,068       2.47%  $19,829      -0.06%    $12,904
     01/31/2001      0.62%  $18,180       0.99%  $20,025       0.63%    $12,985
     02/28/2001      0.39%  $18,242       0.32%  $20,089       0.40%    $13,037

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                             2/28/01
--------------------------------------------------------------------------------
1-Year                                                              +8.45%

5-Year                                                              +4.81%

Since Inception (5/1/95)                                            +5.37%

                                  [LINE CHART]

CLASS C (5/1/95 - 2/28/01)

GRAPHIC MATERIAL (21)

This graph compares the performance of Franklin Puerto Rico Tax-Free Income Fund
- Class C as tracked by the growth in value of a $10,000 investment to that of the Lehman Brothers Municipal Bond Index(7) and Consumer Price Index(7) from 5/1/95-2/28/01.

     Date           Franklin Puerto Rico   Lehman Brothers          CPI
                      Tax-Free Income       Municipal Bond
                       Fund-Class C             Index
---------------------------------------------------------------------------------
     05/01/1995              $9,904                $10,000                $10,000
     05/31/1995      2.67%  $10,168        3.19%   $10,319        0.20%   $10,020
     06/30/1995     -1.21%  $10,045       -0.87%   $10,229        0.20%   $10,040
     07/31/1995      0.79%  $10,125        0.95%   $10,326        0.00%   $10,040
     08/31/1995      1.03%  $10,229        1.27%   $10,458        0.26%   $10,066
     09/29/1995      0.59%  $10,289        0.63%   $10,523        0.20%   $10,086
     10/31/1995      1.32%  $10,425        1.45%   $10,676        0.33%   $10,120
     11/30/1995      1.27%  $10,558        1.66%   $10,853       -0.07%   $10,112
     12/29/1995      0.65%  $10,626        0.96%   $10,957       -0.07%   $10,105
     01/31/1996      0.69%  $10,700        0.76%   $11,041        0.59%   $10,165
     02/29/1996     -0.76%  $10,618       -0.68%   $10,966        0.32%   $10,198
     03/29/1996     -0.79%  $10,534       -1.28%   $10,825        0.52%   $10,251
     04/30/1996      0.08%  $10,543       -0.28%   $10,795        0.39%   $10,291
     05/31/1996     -0.07%  $10,535       -0.04%   $10,791        0.19%   $10,310
     06/28/1996      1.19%  $10,661        1.09%   $10,908        0.06%   $10,316
     07/31/1996      0.62%  $10,727        0.90%   $11,006        0.19%   $10,336
     08/30/1996      0.17%  $10,745       -0.02%   $11,004        0.19%   $10,356
     09/30/1996      1.32%  $10,887        1.40%   $11,158        0.32%   $10,389
     10/31/1996      0.85%  $10,979        1.13%   $11,284        0.32%   $10,422
     11/29/1996      1.36%  $11,129        1.83%   $11,491        0.19%   $10,442
     12/31/1996     -0.30%  $11,095       -0.42%   $11,443        0.00%   $10,442
     01/31/1997      0.06%  $11,102        0.19%   $11,464        0.32%   $10,475
     02/28/1997      0.76%  $11,186        0.92%   $11,570        0.31%   $10,508
     03/31/1997     -1.22%  $11,050       -1.33%   $11,416        0.25%   $10,534
     04/30/1997      0.84%  $11,143        0.84%   $11,512        0.12%   $10,547
     05/31/1997      1.41%  $11,300        1.51%   $11,686       -0.06%   $10,540
     06/30/1997      0.78%  $11,388        1.07%   $11,811        0.12%   $10,553
     07/31/1997      2.38%  $11,659        2.77%   $12,138        0.12%   $10,565
     08/31/1997     -0.65%  $11,583       -0.94%   $12,024        0.19%   $10,586
     09/30/1997      1.08%  $11,708        1.19%   $12,167        0.25%   $10,612
     10/31/1997      0.50%  $11,767        0.64%   $12,245        0.25%   $10,639
     11/30/1997      0.62%  $11,840        0.59%   $12,317       -0.06%   $10,632
     12/31/1997      1.33%  $11,997        1.46%   $12,497       -0.12%   $10,619
     01/31/1998      0.64%  $12,074        1.03%   $12,626        0.19%   $10,640
     02/28/1998      0.13%  $12,090        0.03%   $12,629        0.19%   $10,660
     03/31/1998      0.41%  $12,139        0.09%   $12,641        0.19%   $10,680
     04/30/1998     -0.23%  $12,111       -0.45%   $12,584        0.18%   $10,699
     05/31/1998      1.22%  $12,259        1.58%   $12,783        0.18%   $10,719
     06/30/1998      0.28%  $12,294        0.39%   $12,832        0.12%   $10,731
     07/31/1998      0.17%  $12,314        0.25%   $12,865        0.12%   $10,744
     08/31/1998      1.23%  $12,466        1.55%   $13,064        0.12%   $10,757
     09/30/1998      1.02%  $12,593        1.25%   $13,227        0.12%   $10,770
     10/31/1998     -0.19%  $12,569        0.00%   $13,227        0.24%   $10,796
     11/30/1998      0.37%  $12,616        0.35%   $13,274        0.00%   $10,796
     12/31/1998      0.09%  $12,627        0.25%   $13,307       -0.06%   $10,789
     01/31/1999      0.87%  $12,737        1.19%   $13,465        0.24%   $10,815
     02/28/1999     -0.24%  $12,706       -0.44%   $13,406        0.12%   $10,828
     03/31/1999      0.58%  $12,780        0.14%   $13,425        0.30%   $10,861
     04/30/1999      0.10%  $12,793        0.25%   $13,458        0.73%   $10,940
     05/31/1999     -0.36%  $12,747       -0.58%   $13,380        0.00%   $10,940
     06/30/1999     -1.27%  $12,585       -1.44%   $13,187        0.00%   $10,940
     07/31/1999      0.26%  $12,618        0.36%   $13,235        0.30%   $10,973
     08/31/1999     -1.24%  $12,461       -0.80%   $13,129        0.24%   $10,999
     09/30/1999      0.01%  $12,462        0.04%   $13,134        0.48%   $11,052
     10/31/1999     -1.33%  $12,297       -1.08%   $12,992        0.18%   $11,072
     11/30/1999      0.68%  $12,380        1.06%   $13,130        0.06%   $11,079
     12/31/1999     -0.95%  $12,263       -0.75%   $13,032        0.00%   $11,079
     01/31/2000     -0.97%  $12,144       -0.44%   $12,974        0.30%   $11,112
     02/29/2000      1.11%  $12,278        1.16%   $13,125        0.59%   $11,177
     03/31/2000      2.03%  $12,528        2.18%   $13,411        0.82%   $11,269
     04/30/2000     -0.60%  $12,453       -0.59%   $13,332        0.06%   $11,276
     05/31/2000     -0.46%  $12,395       -0.52%   $13,263        0.12%   $11,289
     06/30/2000      2.41%  $12,694        2.65%   $13,614        0.52%   $11,348
     07/31/2000      1.38%  $12,869        1.39%   $13,803        0.23%   $11,374
     08/31/2000      1.55%  $13,069        1.54%   $14,016        0.00%   $11,374
     09/30/2000     -0.52%  $13,001       -0.52%   $13,943        0.52%   $11,433
     10/31/2000      0.59%  $13,077        1.09%   $14,095        0.17%   $11,453
     11/30/2000      0.73%  $13,173        0.76%   $14,202        0.06%   $11,460
     12/31/2000      2.03%  $13,440        2.47%   $14,553       -0.06%   $11,453
     01/31/2001      0.57%  $13,517        0.99%   $14,697        0.63%   $11,525
     02/28/2001      0.43%  $13,567        0.32%   $14,744        0.40%   $11,571


(7.) Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond
     Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                             YEAR ENDED FEBRUARY 28,
                                                 ----------------------------------------------------------------------------------
CLASS A                                              2001          2000(d)             1999            1998            1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     10.31     $     11.38        $     11.44     $     11.24     $     11.34
                                                ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a)....................           .57             .57                .59             .61             .62
 Net realized and unrealized gains (losses) .           .52           (1.02)              (.01)            .29            (.04)
                                                ------------------------------------------------------------------------------
Total from investment operations ............          1.09            (.45)               .58             .90             .58
                                                ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.57)           (.58)              (.59)           (.62)           (.63)
 Net realized gains .........................          --              (.04)              (.05)           (.08)           (.05)
                                                ------------------------------------------------------------------------------
Total distributions .........................          (.57)           (.62)              (.64)           (.70)           (.68)
                                                ------------------------------------------------------------------------------
Net asset value, end of year ................   $     10.83     $     10.31        $     11.38     $     11.44     $     11.24
                                                ==============================================================================
Total return(b) .............................         10.80%          (4.15)%             5.17%           8.23%           5.33%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $   777,553     $   756,274        $   861,020     $   810,250     $   752,335
Ratios to average net assets:
 Expenses ...................................           .64%            .62%               .63%            .63%            .62%
 Net investment income ......................          5.39%           5.30%              5.11%           5.40%           5.59%
Portfolio turnover rate .....................         24.38%          20.55%             14.11%          20.02%          16.57%

CLASS B
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $     10.32     $     10.24
                                                ---------------------------
Income from investment operations:

 Net investment income(a) ...................           .52             .05
 Net realized and unrealized gains ..........           .53             .07
                                                ---------------------------
Total from investment operations ............          1.05             .12
                                                ---------------------------
Less distributions from net investment income          (.51)           (.04)
                                                ---------------------------
Net asset value, end of year ................   $     10.86     $     10.32
                                                ===========================
Total return(b) .............................         10.37%           1.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $     3,700     $       176
Ratios to average net assets:
 Expenses ...................................          1.19%           1.18%(c)
 Net investment income ......................          4.82%           5.26%(c)
Portfolio turnover rate .....................         24.38%          20.55%


(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

FRANKLIN TAX-FREE TRUST

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                                     YEAR ENDED FEBRUARY 28,
                                                 --------------------------------------------------------------------
CLASS C                                               2001         2000           1999           1998          1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    10.38     $    11.45     $    11.51     $    11.30     $    11.38
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)....................          .52            .52            .52            .56            .57
 Net realized and unrealized gains (losses) .          .51          (1.03)          (.01)           .29           (.03)
                                                ----------------------------------------------------------------------
Total from investment operations ............         1.03           (.51)           .51            .85            .54
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.51)          (.52)          (.52)          (.56)          (.57)
 Net realized gains .........................         --             (.04)          (.05)          (.08)          (.05)
                                                ----------------------------------------------------------------------
Total distributions .........................         (.51)          (.56)          (.57)          (.64)          (.62)
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    10.90     $    10.38     $    11.45     $    11.51     $    11.30
                                                ======================================================================
Total return(b)..............................        10.13%         (4.65)%         4.54%          7.67%          4.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $   23,840     $   22,671     $   23,871     $   14,537     $    5,486
Ratios to average net assets:
 Expenses ...................................         1.19%          1.18%          1.19%          1.19%          1.19%
 Net investment income ......................         4.84%          4.75%          4.55%          4.82%          5.01%
Portfolio turnover rate .....................        24.38%         20.55%         14.11%         20.02%         16.57%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

68                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 2001

                                                                                      PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                  AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.8%
Arizona Capital Facilities Finance Corp. Student Housing Revenue,
  Arizona State University Project, 6.25%, 9/01/32 ...............................     $ 3,825,000     $ 3,857,130
Arizona Educational Loan Marketing Corp. Revenue,
    Senior Series, 6.375%, 9/01/05 ...............................................      10,000,000      10,312,500
    Series B, 7.00%, 3/01/03 .....................................................       1,000,000       1,031,420
    Series B, 7.00%, 3/01/05 .....................................................       1,000,000       1,028,480
    Sub Series, 6.625%, 9/01/05 ..................................................       1,000,000       1,033,630
Arizona Health Facilities Authority Hospital System Revenue,
  Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ....................       2,000,000       2,106,560
Arizona Health Facilities Authority Revenue,
  Catholic Healthcare West, Series A, 6.625%, 7/01/20 ............................       6,390,000       6,229,739
Arizona State COP,
    FSA Insured, 6.625%, 9/01/08 .................................................       5,000,000       5,168,900
    Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ...........................       5,000,000       5,261,250
Arizona State Municipal Financing Program COP,
    Dysart School, Series 22, BIG Insured, ETM, 7.875%, 8/01/05 ..................       1,350,000       1,571,751
    Peoria School, Series 19, BIG Insured, ETM, 7.75%, 8/01/04 ...................         500,000         564,380
    Series 20, BIG Insured, ETM, 7.625%, 8/01/06 .................................       3,250,000       3,724,663
    Series 25, BIG Insured, 7.875%, 8/01/14 ......................................         500,000         654,180
Arizona State Transportation Board Highway Revenue, 5.25%, 7/01/20 ...............       6,435,000       6,495,811
Arizona State Wastewater Management Authority
  Wastewater Treatment Financial Assistance Revenue,
    Pre-Refunded, 6.80%, 7/01/11 .................................................       4,000,000       4,248,480
    Series A, AMBAC Insured, Pre-Refunded, 5.625%, 7/01/15 .......................       1,000,000       1,098,410
Arizona Student Loan Acquisition Authority Student Loan Revenue,
    junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 ....................       1,000,000       1,036,290
    Refunding, Senior Series A-1, 5.90%, 5/01/24 .................................       1,500,000       1,562,505
Casa Grande Excise Tax Revenue, FGIC Insured, 6.20%, 4/01/15 .....................         930,000         984,647
Casa Grande IDA,
    IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ......................................         500,000         529,885
    PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ......................................       1,800,000       1,906,416
Chandler GO, FGIC Insured,
    7.00%, 7/01/12 ...............................................................         775,000         789,694
    Pre-Refunded, 7.00%, 7/01/12 .................................................         225,000         229,851
    Pre-Refunded, 6.80%, 7/01/13 .................................................       1,750,000       1,934,083
    Pre-Refunded, 6.85%, 7/01/14 .................................................       1,625,000       1,798,453
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A,
  GNMA Secured, 6.05%, 7/20/30 ...................................................       4,055,000       4,153,009
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ..       1,250,000       1,383,425
Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
    7.00%, 7/01/12 ...............................................................       6,715,000       6,842,316
    6.25%, 7/01/13 ...............................................................       2,165,000       2,256,904
Coconino County PCR,
    Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%,
     8/15/28 .....................................................................       5,275,000       5,477,982
    Nevada Power Co., 6.375%, 10/01/36 ...........................................       4,000,000       3,845,200
    Nevada Power Co., Refunding, Series E, 5.35%, 10/01/22 .......................       2,000,000       1,705,760
    Nevada Power Co., Series B, 5.80%, 11/01/32 ..................................       6,500,000       5,743,140
Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A,
  GNMA Secured, 6.125%, 7/20/41 ..................................................       2,265,000       2,362,576
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 .................         755,000         768,145
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .........................      45,900,000      34,734,825
Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 ..............       1,500,000       1,534,245
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
    7/01/12 ......................................................................       1,500,000       1,611,645
    7/01/22 ......................................................................       3,250,000       3,461,770
Glendale IDA, Educational Facilities Revenue,
  American Graduate School International,
    Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 .............................       1,000,000       1,135,300
    Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ............................       1,250,000       1,425,300
    Refunding, Connie Lee Insured, 5.875%, 7/01/15 ...............................       2,200,000       2,337,500
Glendale IDAR, Midwestern University, Series A,
    5.375%, 5/15/28 ..............................................................      15,000,000      14,131,650
    Connie Lee Insured, 6.00%, 5/15/16 ...........................................         455,000         488,220
    Connie Lee Insured, 6.00%, 5/15/26 ...........................................         340,000         359,883
    Pre-Refunded, 6.00%, 5/15/16 .................................................       1,485,000       1,654,557
    Pre-Refunded, 6.00%, 5/15/26 .................................................       1,660,000       1,849,539

FRANKLIN TAX-FREE TRUST

                                                                                         PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (cont.)
Goodyear Community Facilities General District No. 1 GO,
 MBIA Insured, 5.20%, 7/15/25 ....................................................     $ 1,000,000     $ 1,020,820
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%,
    10/01/12 .....................................................................       3,630,000       3,863,772
    10/01/22 .....................................................................       4,000,000       4,264,000
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ....................       2,700,000       2,748,897
Maricopa County COP, 6.00%, 6/01/04 ..............................................       8,000,000       8,299,680
Maricopa County GO,
    School District No. 8, Osborn, Refunding, Series A,
       FGIC Insured, 5.875%, 7/01/14 .............................................       1,275,000       1,359,469
    School District No. 8, Osborn, Series A, FGIC Insured,
       Pre-Refunding, 5.875%, 7/01/14 ............................................       2,225,000       2,452,017
    School District No. 11, Peoria Unified, Refunding,
       AMBAC Insured, 6.10%, 7/01/10 .............................................       6,300,000       6,707,862
    School District No. 11, Peoria Unified, Refunding,
       MBIA Insured, 7.00%, 7/01/10 ..............................................       2,800,000       2,855,104
    School District No. 28, Kyrene Elementary, Series B,
       FGIC Insured, 6.00%, 7/01/14 ..............................................       2,000,000       2,087,080
    School District No. 98, Fountain Hills Unified,
       FGIC Insured, 6.625%, 7/01/10 .............................................         475,000         483,864
    School District No. 98, Fountain Hills Unified,
       FGIC Insured, Pre-Refunded, 6.625%, 7/01/10 ...............................         825,000         841,805
    USD No. 41, Gilbert, 6.25%, 7/01/15 ..........................................       2,000,000       2,132,620
    USD No. 65, Littleton School Improvement, Series B,
       FGIC Insured, 6.40%, 7/01/14 ..............................................       1,175,000       1,273,630
    USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 ..........       1,000,000       1,103,420
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 .............       1,600,000       1,753,264
Maricopa County Hospital Revenue, Sun Health Corp.,
    5.30%, 4/01/29 ...............................................................      15,595,000      12,868,370
    Refunding, 5.80%, 4/01/08 ....................................................       3,870,000       3,930,295
    Refunding, 5.90%, 4/01/09 ....................................................       2,120,000       2,156,612
    Refunding, 6.125%, 4/01/18 ...................................................      15,650,000      15,461,731
Maricopa County IDA,
    Health Facilities Revenue, Catholic Healthcare West Project,
       Refunding, Series A, 5.00%, 7/01/16 .......................................      13,100,000      10,662,352
    Health Facilities Revenue, Catholic Healthcare West Project,
       Refunding, Series A, 5.00%, 7/01/21 .......................................      17,600,000      13,572,240
    Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .............      30,485,000      30,504,510
    Hospital Facility Revenue, Mayo Clinic Hospital,
       AMBAC Insured, 5.25%, 11/15/37 ............................................       1,000,000         999,920
    Hospital Facility Revenue, Samaritan Health Services, Refunding,
       Series A, MBIA Insured, ETM, 7.00%, 12/01/13 ..............................      17,800,000      18,301,070
    Hospital Facility Revenue, Samaritan Health Services, Refunding,
       Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ..............................       1,890,000       2,306,518
    IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ..........................       5,000,000       5,001,300
    MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured, 5.80%, 9/01/35 ..       3,000,000       3,081,030
    MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26       2,105,000       2,172,255
    MFHR, Senior National Health Facilities II, Project A,
       FSA Insured, 5.50%, 1/01/18 ...............................................       2,000,000       2,059,760
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 ...............................................................      40,000,000      41,766,000
    5.625%, 1/01/29 ..............................................................      16,000,000      16,516,640
Mohave County Hospital District No. 1 GO, Kingman Regional
       Medical Center Project, FGIC Insured, 6.50%, 6/01/15 ......................       1,500,000       1,551,660
Mohave County IDA,
    Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ...............       1,585,000       1,679,292
    Hospital Systems Revenue, Baptist Hospital, MBIA Insured,
       Pre-Refunded, 5.50%, 9/01/21 ..............................................       1,500,000       1,641,825
    Hospital Systems Revenue, Baptist Hospital, MBIA Insured,
       Pre-Refunded, 5.75%, 9/01/26 ..............................................       4,675,000       5,174,243
    IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..........................       4,100,000       4,246,165
    IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26 ................      10,000,000      10,017,000
    IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26 ................       5,000,000       5,008,500
Navajo County PCR, Arizona Public Service Co., Series A,
       Refunding, 5.875%, 8/15/28 ................................................      54,500,000      54,529,430
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue,
       Refunding, MBIA Insured, 7.20%, 6/01/08 ...................................       6,350,000       6,464,808
Northern Arizona University System Revenue, Refunding,
       FGIC Insured, 6.40%, 6/01/07 ..............................................       2,750,000       2,867,590
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
       Series A, 6.85%, 3/15/28 ..................................................       8,690,000       8,775,423
Oro Valley Municipal Property Corp. Revenue, Municipal Water System,
       MBIA Insured, 5.75%, 7/01/17 ..............................................         500,000         522,275
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding,
       FGIC Insured, 6.625%, 7/01/06 .............................................         240,000         243,324
Phoenix Airport Revenue,
    Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ............................         700,000         753,550
    Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ............................       1,680,000       1,808,234
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ............................       1,785,000       1,922,677
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ............................         570,000         611,582
    Series D, MBIA Insured, 6.30%, 7/01/10 .......................................       1,800,000       1,937,394
    Series D, MBIA Insured, 6.40%, 7/01/11 .......................................       3,825,000       4,120,022
    Series D, MBIA Insured, 6.40%, 7/01/12 .......................................         820,000         879,819

FRANKLIN TAX-FREE TRUST

                                                                                      PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                  AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (cont.)
Phoenix Civic Improvement Corp. Excise Tax Revenue,
    Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 .......       $ 2,985,000       $ 3,019,716
    Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 .....        18,310,000        18,489,072
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue,
       MBIA Insured, Pre-Refunded, 6.90%, 7/01/21 ............................         1,000,000         1,117,150
Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
   FGIC Insured, 6.00%,
    7/01/19 ..................................................................         3,000,000         3,272,880
    7/01/20 ..................................................................         3,670,000         4,003,823
    7/01/24 ..................................................................        19,840,000        21,566,675
Phoenix Civic Improvement Corp. Water System Revenue, Pre-Refunded,
    5.95%, 7/01/16 ...........................................................         3,665,000         4,022,741
    6.00%, 7/01/19 ...........................................................         3,000,000         3,299,970
Phoenix Civic Plaza Building Corp. Revenue, 6.00%, 7/01/14 ...................         4,300,000         4,575,501
Phoenix GO,
    5.25%, 7/01/22 ...........................................................         5,420,000         5,475,230
    Refunding, 6.375%, 7/01/13 ...............................................         5,000,000         5,213,600
Phoenix HFC, Mortgage Revenue,
    Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 .......................         2,750,000         2,813,470
    Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .....         1,750,000         1,790,303
    Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .....         2,260,000         2,301,539
Phoenix IDA,
    Government Office Lease Revenue, Capital Mall Project,
       AMBAC Insured, 5.50%, 9/15/27 .........................................        23,000,000        23,669,530
    Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16         3,500,000         3,698,940
    SFMR, FNMA Insured, 6.30%, 12/01/12 ......................................           595,000           630,295
Phoenix Municipal Housing Revenue, Fillmore Gardens Project,
       Refunding, 6.30%, 6/01/09 .............................................         1,500,000         1,599,045
Phoenix Street and Highway Revenue,
    ETM, 6.80%, 7/01/03 ......................................................         1,000,000         1,070,380
    Refunding, 6.60%, 7/01/07 ................................................         5,000,000         5,259,650
Pima County IDA,
    Health Care Corp. Revenue, Carondelet St. Joseph's and
       St. Mary's Hospital, BIG Insured, 8.00%, 7/01/13 ......................            65,000            65,260
    Health Care Corp. Revenue, Carondelet St. Joseph's and
       St. Mary's Hospital, MBIA Insured, 6.75%, 7/01/10 .....................         2,250,000         2,313,990
    MFR, Series A, FNMA Insured, 6.00%, 12/01/21 .............................         2,720,000         2,841,094
    SFMR, GNMA Secured, 6.40%, 11/01/09 ......................................           730,000           769,953
    SFMR, GNMA Secured, 6.75%, 11/01/27 ......................................         3,290,000         3,445,124
    SFMR, Refunding, Series A, 7.625%, 2/01/12 ...............................         2,155,000         2,195,299
    SFMR, Refunding, Series A, 6.50%, 2/01/17 ................................           565,000           594,499
Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 ...........         1,410,000         1,435,169
Pinal County USD No. 43, GO, Apache Junction Improvement,
    FGIC Insured, 7.15%, 7/01/05 .............................................           355,000           359,090
    Refunding, Series A, FGIC Insured, 5.85%, 7/01/15 ........................         2,500,000         2,647,275
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ...................            75,000            87,442
Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 ....................         4,850,000         5,375,207
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series B, 6.00%, 7/01/39 .................................................        19,600,000        21,196,616
    Series Y, 5.00%, 7/01/36 .................................................        10,000,000         9,614,900
    Series Y, 5.50%, 7/01/36 .................................................         4,950,000         5,089,293
Puerto Rico Commonwealth Infrastructure Financing Authority
       Special Tax Revenue, Series A,
    7.75%, 7/01/08 ...........................................................         1,550,000         1,555,270
    7.50%, 7/01/09 ...........................................................           335,000           336,072
Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured,
       5.00%, 7/01/28 ........................................................         2,000,000         1,967,640
Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...............................         1,145,000         1,161,591
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...            40,000            47,166
Puerto Rico Industrial Tourist Educational Medical and Environmental
    Control Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ............................         5,225,000         5,458,087
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24          1,950,000         2,080,046
Puerto Rico PBA Revenue, Government Facilities, Series B,
       AMBAC Insured, 5.00%, 7/01/27 .........................................         1,750,000         1,722,193
Salt River Project Agricultural Improvement and
       Power District Electric System Revenue,
    Refunding, Series A, 5.75%, 1/01/13 ......................................         2,435,000         2,536,345
    Series A, 6.00%, 1/01/31 .................................................         3,600,000         3,612,096

FRANKLIN TAX-FREE TRUST

                                                                                      PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                  AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (cont.)
 Salt River Project Agricultural Improvement and Power District
        Electric System Revenue, (cont.)
     Series A, MBIA Insured, 6.00%, 1/01/31 ....................................      $  1,845,000    $ 1,852,085
     Series C, 6.20%, 1/01/12 ..................................................         5,925,000      6,146,654
     Series C, 6.25%, 1/01/19 ..................................................         9,975,000     10,314,150
     Series C, 5.00%, 1/01/25 ..................................................         3,000,000      2,918,370
     Series D, 6.25%, 1/01/27 ..................................................         4,890,000      5,053,424
 Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ........         8,000,000      8,285,200
 Scottsdale GO,
     5.50%, 7/01/22 ............................................................         3,000,000      3,084,420
     5.00%, 7/01/24 ............................................................         8,225,000      7,949,709
 Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital,
        Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15 .....................         1,250,000      1,270,525
 Sedona Sewer Sales Tax Revenue, Refunding,
     6.75%, 7/01/07 ............................................................         3,800,000      4,069,268
     7.00%, 7/01/12 ............................................................         5,000,000      5,314,600
 Surprise Municipal Property Corp. Excise Tax Revenue,
        FGIC Insured, 5.70%, 7/01/20 ...........................................         6,500,000      6,831,110
 Tucson Airport Authority Revenue,
     Series A, MBIA Insured, 6.875%, 6/01/20 ...................................         1,090,000      1,121,283
     Series B, MBIA Insured, 7.125%, 6/01/15 ...................................         1,175,000      1,217,406
     Series B, MBIA Insured, 7.25%, 6/01/20 ....................................         1,125,000      1,164,375
     Tucson IDA, MFR, La Entrada, Refunding, 7.40%, 7/01/26 ....................         1,760,000      1,819,963
 University of Arizona System Revenue, Pre-Refunded,
     6.25%, 6/01/11 ............................................................         1,000,000      1,093,570
     6.35%, 6/01/14 ............................................................         1,300,000      1,425,567
 University of Arizona University Revenues, Arizona Board of Regents
        System, Series A, FGIC Insured, 5.80%, 6/01/24 .........................         2,000,000      2,088,940
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes,
        Refunding, Series A, 5.50%,
     10/01/13 ..................................................................         2,500,000      2,554,000
     10/01/22 ..................................................................         3,750,000      3,598,988
 Virgin Islands Water and Power Authority Electric System Revenue,
        Refunding, 5.30%, 7/01/18 ..............................................         2,475,000      2,303,458
 Virgin Islands Water and Power Authority Water System Revenue,
        Refunding, 5.50%, 7/01/17 ..............................................         1,500,000      1,448,190
 Yavapai County IDA, IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 .......         6,000,000      5,213,512
                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $779,716,439) ...............................                      787,319,713
                                                                                                     ------------
(a)SHORT TERM INVESTMENTS .4%
 Phoeniz IDA, MFHR, Del Mar Terrace, Refunding, Series A, Weekly
        VRDN and Put, 3.50%, 10/01/29 ..........................................         1,210,000      1,210,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
        Series A, AMBAC Insured, Weekly VRDN and Put,
        1.90%, 7/01/28 .........................................................         1,500,000      1,500,000
 University of Arizona COP, Student Union Bookstore Project, Series B,
        AMBAC Insured, Weekly VRDN and Put, 3.15%, 6/01/24 .....................           600,000        600,000
                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (Cost $3,310,000) ................................                        3,310,000
                                                                                                     ------------
 TOTAL INVESTMENTS (COST $783,026,439) 98.2% ...................................                      790,629,713
 OTHER ASSETS, LESS LIABILITIES 1.8% ...........................................                       14,463,676
                                                                                                     ------------
 NET ASSETS 100.0% .............................................................                     $805,093,389
                                                                                                     ============

See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

72                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                                                 YEAR ENDED FEBRUARY 28,
                                                 -------------------------------------------------------------------------------
CLASS A                                                 2001             2000             1999             1998             1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.90      $     12.05      $     12.11      $     11.80      $     11.84
                                                 -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................            .59              .59              .60              .63              .66
 Net realized and unrealized gains (losses) .            .74            (1.13)             .02              .39             (.04)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............           1.33             (.54)             .62             1.02              .62
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.59)            (.60)            (.60)            (.64)            (.66)
 Net realized gains .........................           --               (.01)            (.08)            (.07)            --
                                                 -------------------------------------------------------------------------------
Total distributions .........................           (.59)            (.61)            (.68)            (.71)            (.66)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $     11.64      $     10.90      $     12.05      $     12.11      $     11.80
                                                 ===============================================================================
Total return(b) .............................          12.50%           (4.57)%           5.24%            8.86%            5.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $   285,169      $   264,563      $   301,381      $   266,599      $   236,609
Ratios to average net assets:
 Expenses ...................................            .71%             .70%             .70%             .71%             .71%
 Net investment income ......................           5.27%            5.18%            4.93%            5.28%            5.59%
Portfolio turnover rate .....................          50.05%           29.30%           12.60%           22.97%           14.13%

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.96      $     12.11      $     12.17      $     11.84      $     11.87
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .54              .53              .54              .57              .59
 Net realized and unrealized gains (losses) .            .73            (1.14)             .02              .40             (.02)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............           1.27             (.61)             .56              .97              .57
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.53)            (.53)            (.54)            (.57)            (.60)
 Net realized gains .........................           --               (.01)            (.08)            (.07)            --
                                                 -------------------------------------------------------------------------------
Total distributions .........................           (.53)            (.54)            (.62)            (.64)            (.60)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $     11.70      $     10.96      $     12.11      $     12.17      $     11.84
                                                 ===============================================================================
Total return(b) .............................          11.83%           (5.08)%           4.63%            8.39%            4.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $    23,450      $    20,564      $    21,899      $    10,855      $     5,654
Ratios to average net assets:
 Expenses ...................................           1.26%            1.25%            1.26%            1.27%            1.28%
 Net investment income ......................           4.72%            4.63%            4.38%            4.72%            4.99%
Portfolio turnover rate .....................          50.05%           29.30%           12.60%           22.97%           14.13%


(a)Based on average shares outstanding effective year ended February 29, 2000.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.                    73

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 2001

                                                                                       PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.1%
 Arapahoe County Capital Improvement Transportation Fund Highway Revenue,
        Vehicle Registration, Series A, MBIA Insured, 6.15%, 8/31/26 ...........      $  8,000,000    $ 8,561,440
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 .................           805,000        842,473
 Arapahoe County MFR,
     Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33 .......         2,820,000      2,884,522
     Housing Development Reserve, South Creek Project, Series A, FSA Insured,
        6.45%, 6/01/32 .........................................................         3,120,000      3,313,534
 Arvada IDR, Wanco Inc. Project,
     5.25%, 12/01/07 ...........................................................           100,000        102,441
     5.80%, 12/01/17 ...........................................................           480,000        488,242
 Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ..........         1,000,000      1,041,580
 Aurora COP,
     AMBAC Insured, 5.50%, 12/01/30 ............................................         4,935,000      5,031,479
     Refunding, 6.25%, 12/01/09 ................................................         2,850,000      3,056,996
 Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15          1,000,000      1,112,190
 Boulder County Hospital Revenue, Longmont United Hospital Project,
     5.50%, 12/01/12 ...........................................................         1,000,000        955,010
     5.80%, 12/01/13 ...........................................................         2,000,000      1,936,860
     5.60%, 12/01/17 ...........................................................         3,385,000      2,986,078
     5.875%, 12/01/20 ..........................................................         1,285,000      1,155,678
 Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
     6.10%, 10/01/24 ...........................................................         1,280,000      1,324,800
     6.15%, 10/01/31 ...........................................................         2,830,000      2,942,493
 Broomfield COP,
     AMBAC Insured, 6.00%, 12/01/29 ............................................         2,000,000      2,142,940
     Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .........         1,535,000      1,588,940
 Colorado Educational and Cultural Facilities Authorities Revenue and
        Improvement, University of Denver Project, Refunding,
        AMBAC Insured, 5.375%, 3/01/23 .........................................         4,000,000      4,075,840
(b)Colorado Educational and Cultural Facilities Authority Revenue, Regis
        University Project, AMBAC Insured, 5.00%, 6/01/20 ......................         5,000,000      4,902,750
 Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..........         1,615,000      1,628,082
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ....................         1,800,000      1,672,542
     Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 .......           954,000        980,931
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17       6,570,000      6,769,465
     Covenant Retirement Communities, 6.75%, 12/01/15 ..........................         1,750,000      1,850,433
     Covenant Retirement Communities, 6.75%, 12/01/25 ..........................         4,950,000      5,161,068
     Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 ......         5,000,000      5,213,400
     Kaiser Permanente, Series A, 5.35%, 11/01/16 ..............................         8,000,000      7,736,000
     Mercy Medical Center Durango, 6.20%, 11/15/15 .............................         1,250,000      1,288,875
     National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 ......           700,000        568,232
     National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 ......         1,180,000        915,031
     National Benevolent Association, Series B, 5.25%, 2/01/18 .................           750,000        618,293
     National Benevolent Association, Series B, 5.25%, 2/01/28 .................         2,500,000      1,934,950
     National Benevolent Association, Series C, 7.00%, 3/01/24 .................         1,185,000      1,205,406
     National Benevolent Association, Series C, 7.125%, 3/01/30 ................         1,295,000      1,317,637
     Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ....................           325,000        329,225
     Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ...................           885,000        892,169
     Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ......................         1,660,000      1,420,761
     Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ......................         1,615,000      1,352,449
     Series A, GNMA Secured,5.70%, 12/20/31 ....................................         2,820,000      2,875,554
 Colorado HFA, GO, Series A, Pre-Refunded, 7.50%, 5/01/29 ......................           785,000        805,591
 Colorado HFAR,
     MF, Series A, Pre-Refunded, 6.80%, 8/01/14 ................................         3,030,000      3,225,284
     MF, Series A, Pre-Refunded, 6.85%, 8/01/24 ................................         5,650,000      6,017,985
     MF, Series A, Pre-Refunded, 6.875%, 8/01/30 ...............................         1,250,000      1,331,838
     MF, Series A-2, 6.00%, 10/01/28 ...........................................         1,000,000      1,032,850
     MFH, Series C-3, Insured Mortgage, 6.05%, 10/01/32 ........................         1,535,000      1,587,942
     SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 .........         1,250,000      1,272,050
     SF Program, Series A-2, 7.70%, 2/01/23 ....................................           155,000        157,937

FRANKLIN TAX-FREE TRUST

                                                                                       PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

Colorado Housing and Finance Authority MFH, Castle High, Series A,
       AMBAC Insured, 5.90%, 12/01/20 ..........................................      $  2,630,000    $ 2,706,244
Colorado Public Highway Authority Revenue, Highway E-470,
    Refunding, Series A, MBIA Insured, 5.00% 9/01/26 ...........................        10,000,000      9,596,600
    Senior Series A, MBIA Insured, 5.75%, 9/01/35 ..............................        10,825,000     11,469,629
    Series A, MBIA Insured, 5.75%, 9/01/29 .....................................         4,575,000      4,855,676
Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 .................         7,500,000      7,601,175
Colorado Springs Utilities Revenue, Refunding and Improvement,
       Series A, 5.375%, 11/15/26 ..............................................        10,000,000     10,029,800
Colorado State Board of Community Colleges and Occupational Education
       Revenue, Red Rocks Community College Project,
       AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ............................         1,090,000      1,193,321
Colorado Water Resource and Power Development Authority Clean Water Revenue,
       Series A,
    6.15%, 9/01/11 .............................................................         1,765,000      1,851,803
    6.30%, 9/01/14 .............................................................         1,000,000      1,048,500
Colorado Water Resource and Power Development Authority Small Water Resource
       Revenue, Series A, FGIC Insured,
    6.70%, 11/01/12 ............................................................           750,000        789,098
    5.80%, 11/01/20 ............................................................         2,000,000      2,129,100
Denver City and County Airport Revenue,
    Refunding, Series A, 5.00%, 11/15/25 .......................................         8,500,000      8,005,470
    Series A, 7.50%, 11/15/23 ..................................................         3,315,000      3,633,339
    Series A, AMBAC Insured, 5.625%, 11/15/23 ..................................         4,500,000      4,630,005
    Series A, Pre-Refunded, 7.50%, 11/15/12 ....................................         3,000,000      3,256,800
    Series A, Pre-Refunded, 7.50%, 11/15/23 ....................................           685,000        783,202
    Series D, 7.75%, 11/15/13 ..................................................         1,000,000      1,232,580
    Series E, MBIA Insured, 5.50%, 11/15/25 ....................................         4,010,000      4,098,581
Denver City and County COP, Series B, AMBAC Insured, 5.50%, 12/01/25 ...........        17,000,000     17,442,340
Denver City and County Revenue, Children's Hospital Association Project, FGIC
       Insured, 6.00%, 10/01/15 ................................................         3,150,000      3,306,240
Denver City and County School District No.1 GO, FGIC Insured, 5.00%, 12/01/23 ..        10,340,000     10,011,705
Denver City and County Special Facilities Airport Revenue, United Airlines Inc.
       Project, Series A, 6.875%, 10/01/32 .....................................         5,000,000      4,958,250
Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 ...............         1,400,000      1,416,282
Douglas County School District No. 1 GO, Douglas and Elbert Counties,
       Improvement, Series A, MBIA Insured, 6.50%, 12/15/16 ....................           230,000        246,335
El Paso County School District GO, No. 38, 6.00%, 12/01/24 .....................         1,500,000      1,610,820
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ........         5,325,000      5,533,314
Frisco Fire Protection District GO, Refunding and Improvement, 7.20%, 12/01/05 .            30,000         30,000
Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
    12/01/19 ...................................................................         1,500,000      1,595,295
    12/01/24 ...................................................................         1,000,000      1,056,390
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28          1,000,000      1,026,280
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ......................................           400,000        424,840
    Series A, 6.50%, 10/01/23 ..................................................           800,000        843,280
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 .........         1,000,000      1,065,540
Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured,
        6.30%, 6/01/22 .........................................................         7,450,000      7,663,741
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .....           125,000        128,868
La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
    5.75%, 4/01/14 .............................................................         2,090,000      1,876,736
    6.00%, 4/01/19 .............................................................         1,000,000        893,580
    6.10%, 4/01/24 .............................................................         1,000,000        882,120
Lakewood MFHR, Mortgage, FHA Insured,
    6.65%, 10/01/25 ............................................................         1,235,000      1,306,803
    6.70%, 10/01/36 ............................................................         3,025,000      3,204,443
Las Animas County School District No. 1 COP, Refunding,
    6.15%, 12/01/08 ............................................................         1,000,000      1,076,840
    6.20%, 12/01/10 ............................................................           935,000      1,006,331
Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ........................            70,000         72,773
Montrose County COP, 6.35%, 6/15/06 ............................................         1,850,000      1,967,882
Mountain College Residence Hall Revenue Authority, MBIA Insured, 5.75%, 6/01/23          2,000,000      2,075,040
Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%,
       12/01/30 ................................................................         2,940,000      2,954,377
Post-secondary Educational Facilities Authority Revenue, Auraria Foundation
       Project, FSA Insured, 6.00%, 9/01/15 ....................................         1,000,000      1,057,440
Pueblo Board Waterworks Water Revenue, Improvement, Series A, FSA Insured,
       6.00%, 11/01/21 .........................................................         4,300,000      4,849,583

FRANKLIN TAX-FREE TRUST

                                                                                       PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Pueblo County COP, Public Parking, 6.90%, 7/01/15 .............................      $    480,000    $   501,658
 Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 ................................         4,395,000      4,663,491
 Pueblo County School District No. 70 GO, Pueblo Rural,
    AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 ...............................         1,000,000      1,094,860
    FGIC Insured, 6.00%, 12/01/19 ..............................................         3,995,000      4,327,624
 Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding,
    AMBAC Insured, 6.10%, 12/01/15 .............................................         1,000,000      1,050,360
 Pueblo West Metropolitan District Water and Wastewater Revenue,
    MBIA Insured, 5.25%, 12/15/25 ..............................................         2,490,000      2,479,542
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
    FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ..................................            55,000         64,124
 Puerto Rico Industrial Tourist Educational Medical and Environmental
    Control Facilities Financing Authority Industrial Revenue, Guaynabo
    Municipal Government, 5.625%, 7/01/22 ......................................         1,335,000      1,278,182
 Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%,
    11/01/12....................................................................           160,000        167,173
 Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 .......................           220,000        223,153
 Summit County SFMR, Series A, 7.50%, 12/01/11 .................................            65,000         65,792
 Summit County Sports Facilities Revenue, Keystone Resorts Project,
    Ralston Purina Co., Refunding, 7.875%, 9/01/08 .............................         2,750,000      3,235,073
 University of Colorado Hospital Authority Revenue, Series A,
    AMBAC Insured, 5.00%, 11/15/29 .............................................         2,365,000      2,257,440
 UTE Water Conservancy District Colorado Water Revenue,
    MBIA Insured, 5.75%, 6/15/20 ...............................................         5,000,000      5,318,750
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
     5.40%, 10/01/12 ...........................................................         2,500,000      2,569,500
     5.50%, 10/01/22 ...........................................................         2,500,000      2,399,325
 Westminster City Sales and Use Tax Revenue, Refunding and Improvement,
     FGIC Insured, 7.00%, 12/01/08 .............................................         2,000,000      2,034,929
                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $294,959,544) ...............................                      305,833,633
                                                                                                     ------------
(a)SHORT TERM INVESTMENTS .7%
 Colorado Health Facilities Authority Revenue, Catholic Health, Series B,
    Weekly VRDN and Put, 3.25%, 12/01/20 .......................................           200,000        200,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
    MBIA Insured, Weekly VRDN and Put, 1.90%, 12/01/15 .........................           500,000        500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put,
    1.90%, 7/01/28 .............................................................         1,400,000      1,400,000
                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS ($2,100,000) .....................................                        2,100,000
                                                                                                     ------------
 TOTAL INVESTMENTS (Cost $297,059,544) 99.8% ...................................                      307,933,633
 OTHER ASSETS, LESS LIABILITIES .2% ............................................                          684,777
                                                                                                     ------------
 NET ASSETS 100.0% .............................................................                     $308,618,410
                                                                                                     ============



See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

76                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                            YEAR ENDED FEBRUARY 28,
                                                 -------------------------------------------------------------------------------
CLASS A                                                2001            2000             1999            1998           1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.06      $     11.27      $     11.23      $     10.92      $     10.96
                                                 -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................            .56              .56              .58              .60              .61
 Net realized and unrealized gains (losses) .            .56            (1.21)             .04              .32             (.02)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............           1.12             (.65)             .62              .92              .59
                                                 -------------------------------------------------------------------------------
Less distributions from net investment income           (.55)            (.56)            (.58)            (.61)            (.63)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $     10.63      $     10.06      $     11.27      $     11.23      $     10.92
                                                 ===============================================================================
Total return(b) .............................          11.43%           (5.90)%           5.62%            8.62%            5.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $   228,844      $   207,745      $   245,016      $   203,643      $   183,649
Ratios to average net assets:
 Expenses ...................................            .73%             .71%             .72%             .73%             .72%
 Net investment income ......................           5.37%            5.26%            5.08%            5.41%            5.62%
Portfolio turnover rate .....................          10.11%           30.61%            5.87%           18.54%           14.53%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.10      $     11.30      $     11.26      $     10.94      $     10.97
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .50              .50              .52              .55              .60
 Net realized and unrealized gains (losses) .            .56            (1.20)             .03              .31             (.07)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............           1.06             (.70)             .55              .86              .53
                                                 -------------------------------------------------------------------------------
Less distributions from net investment income           (.50)            (.50)            (.51)            (.54)            (.56)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $     10.66      $     10.10      $     11.30      $     11.26      $     10.94
                                                 ===============================================================================
Total return(b) .............................          10.69%           (6.32)%           5.02%            8.08%            5.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $    27,256      $    25,007      $    23,443      $     8,636      $     4,149
Ratios to average net assets:
 Expenses ...................................           1.28%            1.26%            1.28%            1.29%            1.29%
 Net investment income ......................           4.83%            4.73%            4.53%            4.85%            5.01%
Portfolio turnover rate .....................          10.11%           30.61%            5.87%           18.54%           14.53%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.                    77

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 2001

                                                                                       PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                               AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.1%
Bridgeport GO, Series A, FGIC Insured, 5.875%, 7/15/19 .........................      $  1,000,000    $ 1,088,220
Connecticut State Development Authority First Mortgage Gross
   Revenue, Health Care Project,
    Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...         2,000,000      2,058,260
    Church Homes Inc., Refunding, 5.80%, 4/01/21 ...............................         4,000,000      3,314,280
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ..............         1,100,000        970,431
Connecticut State Development Authority Revenue, Life Care Facilities,
   Seabury Project, Refunding, Asset Guaranteed, 5.00%, 9/01/21 ................         2,000,000      1,935,240

Connecticut State Development Authority Solid Waste Disposal Facilities
   Revenue, Pfizer Inc. Project, 7.00%, 7/01/25 ................................         2,000,000      2,200,660
Connecticut State Development Authority Water Facility Revenue,
   Bridgeport Hydraulic Co. Project,
    6.15%, 4/01/35 .............................................................         1,000,000      1,032,520
    6.00%, 9/01/36 .............................................................        10,000,000     10,168,500
    Refunding, 7.25%, 6/01/20 ..................................................         1,000,000      1,016,050
Connecticut State GO, Series C, 5.00%, 12/15/16 ................................         2,500,000      2,532,625
Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .............         2,000,000      2,114,040
    Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...................         5,000,000      4,873,950
    Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ..............         3,250,000      3,415,230
    Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ....         1,250,000      1,296,975
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .         1,500,000      1,672,065
    Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ......         1,000,000      1,059,270
    Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 .         3,500,000      3,673,005
    Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed,
     6.00%, 7/01/25 ............................................................         9,195,000      9,913,221
    Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ...............         2,500,000      2,519,625
    Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ...............         8,000,000      8,221,360
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .................         2,000,000      2,084,500
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ................         1,245,000      1,354,149
    Hartford University, Series D, 6.80%, 7/01/22 ..............................         5,000,000      5,100,250
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ............         3,800,000      3,739,504
    Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .....         1,000,000      1,040,830
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ............         7,205,000      6,136,643
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .............        17,000,000     13,927,250
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..................           500,000        616,515
    New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ......         1,000,000      1,075,650
    New Horizons Village Project, 7.30%, 11/01/16 ..............................         2,905,000      3,200,613
    Sacred Heart University, Refunding, Series E, Asset Guaranteed,
     5.00%, 7/01/28 ............................................................         4,000,000      3,827,520
    Sacred Heart University, Series C, 6.50%, 7/01/16 ..........................           235,000        245,530
    Sacred Heart University, Series C, 6.625%, 7/01/26 .........................           785,000        810,827
    Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ............           765,000        870,188
    Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ...........         6,215,000      7,106,480
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ............         1,000,000      1,133,720
    Series C, MBIA Insured, 7.00%, 1/01/20 .....................................           125,000        128,410
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...................         4,615,000      3,904,152
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..................         3,510,000      3,075,287
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...................         2,000,000      2,103,540
    University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ............         1,250,000      1,257,813
    Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 ................         2,000,000      2,074,200
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ..............         8,000,000      7,173,840
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .         4,000,000      4,159,680
Connecticut State HFAR, Housing Mortgage Finance Program,
    Series B, 6.75%, 11/15/23 ..................................................        14,705,000     15,397,017
    Series B, 6.10%, 11/15/31 ..................................................         2,715,000      2,807,690
    Series C-1, 6.60%, 11/15/23 ................................................           440,000        458,401
    Series C-2, 6.25%, 11/15/18 ................................................         1,500,000      1,591,545
    Series C-2, 6.70%, 11/15/22 ................................................           930,000        955,817
    Series E, 6.30%, 5/15/17 ...................................................         1,840,000      1,936,876
    Sub Series B-1, 5.30%, 11/15/28 ............................................         1,700,000      1,717,119
    Sub Series C-2, 5.85%, 11/15/28 ............................................         1,380,000      1,407,172
    Sub Series D-1, 5.55%, 11/15/28 ............................................         1,000,000      1,015,060

FRANKLIN TAX-FREE TRUST

                                                                                        PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                               AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (cont.)
 Connecticut State HFAR, Housing Mortgage Finance Program, (cont.)
     Sub Series E-2, 5.20%, 11/15/21 ...........................................      $  1,840,000    $ 1,857,793
     Sub Series G-1, 6.20%, 11/15/16 ...........................................         1,075,000      1,110,980
 Connecticut State Higher Education Supplemental Loan Authority Revenue,
    Family Education Loan Program, Series A,
     7.00%, 11/15/05 ...........................................................           645,000        663,899
     7.20%, 11/15/10 ...........................................................           195,000        200,665
     7.50%, 11/15/10 ...........................................................           315,000        315,914
     AMBAC Insured, 6.00%, 11/15/18 ............................................         2,000,000      2,199,800
     MBIA Insured, 5.50%, 11/15/17 .............................................         1,900,000      1,950,996
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue,
    Wheelabrator Lisbon Project, Series A, 5.50%, 1/01/15 ......................         8,000,000      7,089,760
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ....................................           200,000        233,038
 Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ...........................................................           250,000        266,878
     6.70%, 10/01/23 ...........................................................         1,300,000      1,375,231
 Guam Power Authority Revenue,
     Refunding, Series A, 5.25%, 10/01/34 ......................................         4,000,000      3,788,960
     Series A, Pre-Refunded, 6.75%, 10/01/24 ...................................         5,500,000      6,202,240
 New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ..........................         4,545,000      4,815,564
 Plainfield GO,
     Series 1988, 7.30%, 9/01/10 ...............................................           150,000        155,336
     Series 1991, 7.25%, 9/01/05 ...............................................           335,000        347,355
     Series 1991, 7.30%, 9/01/07 ...............................................           335,000        347,167
     Series 1991, 7.30%, 9/01/09 ...............................................           335,000        346,983
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 .         1,775,000      1,888,050
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38 ...................................................         2,500,000      2,394,050
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured,
    5.25%, 7/01/29 .............................................................        10,000,000     10,102,500
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23           555,000        569,752
 Puerto Rico Industrial Tourist Educational Medical and Environmental
    Control Facilities Revenue,
     Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ..............................         4,845,000      4,400,568
     University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..........         1,000,000        982,620
 Puerto Rico Municipal Finance Agency Revenue, Series A, Pre-Refunded,
    6.50%, 7/01/19 .............................................................         4,000,000      4,426,480
 Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured,
    5.00%, 7/01/27 .............................................................         3,000,000      2,952,330
 Stratford GO, Pre-Refunded, 7.30%, 3/01/12 ....................................         1,130,000      1,152,600
 Trumbull GO, 4.75%,
     1/15/19 ...................................................................           680,000        659,253
     1/15/20 ...................................................................           680,000        655,336
     1/15/21 ...................................................................           680,000        653,738
 University of Connecticut Revenue, Student Fee, Series A, FGIC Insured,
    6.00%, 11/15/25 ............................................................         1,500,000      1,636,590
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding,
    Series A, 5.50%,
     10/01/13 ..................................................................         2,500,000      2,554,000
     10/01/22 ..................................................................         2,500,000      2,399,325
 Virgin Islands Water and Power Authority Electric System Revenue,
     Refunding, 5.30%, 7/01/18 .................................................         1,500,000      1,396,035
     Refunding, 5.30%, 7/01/21 .................................................         1,000,000        923,860
     Series A, Pre-Refunded, 7.40%, 7/01/11 ....................................         5,435,000      5,602,992
 Waterbury GO, Pre-Refunded,
     7.25%, 3/01/04 ............................................................           785,000        800,700
     7.50%, 3/01/07 ............................................................           780,000        795,600
                                                                                                      -----------
 TOTAL LONG TERM INVESTMENTS (Cost $247,527,527) ...............................                      248,724,253
                                                                                                      -----------

FRANKLIN TAX-FREE TRUST

                                                                                      PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                               AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.6%

 Connecticut State Health and Educational Facilities Authority Revenue,
    Yale University, Series T-1, Weekly VRDN and Put, 2.85%, 7/01/29 ...........      $  2,300,000    $ 2,300,000

 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
     Weekly VRDN and Put, 1.90%, 12/01/15 ......................................         1,300,000      1,300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put,
    1.90%, 7/01/28 .............................................................           500,000        500,000
                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (Cost $4,100,000) ................................                        4,100,000
                                                                                                     ------------
 TOTAL INVESTMENTS (COST $251,627,527) 98.7% ...................................                      252,824,253
 OTHER ASSETS, LESS LIABILITIES 1.3% ...........................................                        3,275,537
                                                                                                     ------------
 NET ASSETS 100.0% .............................................................                     $256,099,790
                                                                                                     ============


See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

80                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                            YEAR ENDED FEBRUARY 28,
------------------------------------------------------------------------------------------------------------------
                                                            2001        2000         1999         1998        1997
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                      $  10.52    $  11.30     $  11.25     $  10.94    $  10.95
                                                        ----------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                    .52         .51          .51          .53         .55
 Net realized and unrealized gains (losses)                  .42        (.78)         .06          .33        (.01)
                                                        ----------------------------------------------------------
Total from investment operations                             .94        (.27)         .57          .86         .54
                                                        ----------------------------------------------------------
Less distributions from net investment income               (.52)       (.51)        (.52)        (.55)       (.55)
                                                        ----------------------------------------------------------
Net asset value, end of year                            $  10.94    $  10.52     $  11.30     $  11.25    $  10.94
                                                        ==========================================================
Total return(b)                                             9.10%      (2.43)%       5.17%        8.02%       5.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                         $164,450    $170,907     $195,598     $139,545    $104,715
Ratios to average net assets:
 Expenses                                                    .76%        .73%         .75%         .75%        .68%
 Expenses excluding waiver and payments by affiliate         .76%        .75%         .78%         .82%        .84%
 Net investment income                                      4.88%       4.72%        4.53%        4.83%       5.16%
Portfolio turnover rate                                     8.87%      31.27%       16.57%       23.32%      22.54%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001


                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.7%
   BONDS 95.5%
   ALABAMA .6%
   Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee
    Insured, 5.80%, 3/01/04 ...............................................................     $    500,000     $    525,260
   Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 ......................................          600,000          655,722
                                                                                                                 ------------
                                                                                                                    1,180,982
                                                                                                                 ------------
   ALASKA .3%
   Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured, 5.80%, 6/01/04          360,000          376,801
   Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, ETM,
    6.50%, 12/01/02 .......................................................................           95,000           97,082
                                                                                                                 ------------
                                                                                                                      473,883
                                                                                                                 ------------
   ARIZONA .7%
   Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 .......        1,000,000        1,082,670
                                                                                                                 ------------
   ARKANSAS .7%
   Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A,
    6.20%, 8/01/17 ........................................................................        1,105,000        1,105,762
                                                                                                                 ------------
   CALIFORNIA 4.6%
   ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ...........................          100,000          104,244
   Bakersfield PFA, Refunding, Series A, 5.80%, 9/15/05 ...................................        3,000,000        3,091,440
   California Educational Facilities Authority Revenue, Pooled College and University
    Financing, Refunding, Series B, 5.90%, 6/01/03 ........................................        1,500,000        1,566,900
   California Statewide CDA Revenue, COP, Health Facilities, Barton Memorial Hospital,
    Refunding, Series B, 6.40%, 12/01/05 ..................................................          300,000          313,311
   Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A,
    6.00%, 9/02/01 ........................................................................          400,000          404,148
   San Diego Port Facilities Revenue, National Steel and Shipbuilding Co., Refunding,
    6.60%, 12/01/02 .......................................................................          100,000          102,305
   San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured,
    6.125%, 7/01/02 .......................................................................           20,000           20,076
   San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ...................          200,000          213,950
   San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 ..................          200,000          212,080
   San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 .......          575,000          584,539
   Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%,
    10/01/05 ..............................................................................          350,000          357,186
   Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%,
    9/01/02 ...............................................................................          100,000          103,669
   Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ..............          500,000          503,015
                                                                                                                 ------------
                                                                                                                    7,576,863
                                                                                                                 ------------
   COLORADO 2.9%
   Denver City and County COP, Series B, AMBAC Insured, 5.75%, 12/01/16 ...................        3,000,000        3,244,590
   Montrose County COP, 6.20%, 6/15/03 ....................................................        1,500,000        1,564,740
                                                                                                                 ------------
                                                                                                                    4,809,330
                                                                                                                 ------------
   CONNECTICUT 3.4%
   Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart
    University,
      Refunding, Series C, 6.00%, 7/01/05 .................................................          135,000          142,105
      Series C, ETM, 6.00%, 7/01/05 .......................................................          425,000          461,214
   Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 ..        2,000,000        2,142,200
   Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 ..........        3,000,000        2,885,640
                                                                                                                 ------------
                                                                                                                    5,631,159
                                                                                                                 ------------
   FLORIDA 5.2%
   Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16         3,420,000        3,397,941
   Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ............          355,000          352,064
   Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ................        1,000,000        1,008,900
   Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
      Program 1, Refunding, 6.60%, 11/01/03 ...............................................          405,000          422,942
      Program 2, Refunding, 6.60%, 11/01/03 ...............................................          320,000          334,176
   Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
      6.20%, 12/01/08 .....................................................................          275,000          286,795
      6.30%, 12/01/09 .....................................................................          580,000          605,706
(b)Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.375%, 2/15/07 .......................................................................        1,400,000          840,000
   Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05 ...........................          225,000          239,009
   Tampa Bay Water Utility System Revenue, FGIC Insured, 5.75%, 10/01/15 ..................        1,000,000        1,094,510
                                                                                                                 ------------
                                                                                                                    8,582,043
                                                                                                                 ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   GEORGIA 2.5%
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
    12/01/13 ..............................................................................     $  1,020,000     $    883,177
   Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc.
    Project, Refunding, 6.85%, 11/01/07 ...................................................          100,000          103,927
   Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
    11/01/07 ..............................................................................        3,105,000        3,202,124
                                                                                                                 ------------
                                                                                                                    4,189,228
                                                                                                                 ------------
   HAWAII 1.8%
   Hawaii State Department of Budget and Finance Special Purpose Revenue,
   Kaiser Permanente, Series A, 5.10%, 3/01/14 ............................................        2,500,000        2,442,000
   Kapi `Olani Health Obligation, 5.60%, 7/01/06 ..........................................          500,000          508,690
                                                                                                                 ------------
                                                                                                                    2,950,690
                                                                                                                 ------------
   ILLINOIS 3.2%
   Chicago O'Hare International Airport Special Facilities Revenue, United Airlines Inc.
    Project, Refunding, Series A, 5.35%, 9/01/16 ..........................................        2,000,000        1,765,880
   Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ..          540,000          561,433
   Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 ...............          360,000          378,166
   Illinois Health Facilities Authority Revenue,
      St. Elizabeth's Hospital, 6.00%, 7/01/05 ............................................          320,000          327,904
      Victory Health Services, Series A, 5.25%, 8/15/09 ...................................        1,170,000        1,158,183
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
    Place Convention Center, ETM, 5.75%, 7/01/06 ..........................................        1,000,000        1,059,210
                                                                                                                 ------------
                                                                                                                    5,250,776
                                                                                                                 ------------
   INDIANA 3.5%
   Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%,
    12/01/04 ..............................................................................        2,000,000        2,097,600
   Indianapolis Local Public Improvement Revenue Bond, Refunding, Series D, 6.10%, 2/01/02           100,000          102,420
   Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ..        3,500,000        3,567,900
                                                                                                                 ------------
                                                                                                                    5,767,920
                                                                                                                 ------------
   KENTUCKY 1.3%
   Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
    Series A, 6.75%, 2/01/02 ..............................................................          100,000          101,649
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement,
      5.70%, 10/01/10 .....................................................................        1,000,000          805,470
      5.75%, 10/01/11 .....................................................................        1,500,000        1,185,660
                                                                                                                 ------------
                                                                                                                    2,092,779
                                                                                                                 ------------
   LOUISIANA 2.4%
   Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1,
    6.20%, 3/01/01 ........................................................................           80,000           80,000
   Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, Refunding, Series B, 6.20%, 9/01/03 ......................................          100,000          103,912
   St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...........        4,000,000        3,686,560
                                                                                                                 ------------
                                                                                                                    3,870,472
                                                                                                                 ------------
   MARYLAND .1%
   Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
    Series A, 6.75%, 8/01/02 ..............................................................          110,000          112,936
                                                                                                                 ------------
   MASSACHUSETTS 7.5%
   Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
    Management Inc. Project, Series B, 6.90%, 12/01/29 ....................................        3,000,000        3,143,790
   Massachusetts State Development Finance Agency Revenue, Loomis Community Project, First
    Mortgage, Refunding, Series A, 5.50%, 7/01/08 .........................................        3,225,000        3,033,758
   Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
    Project, Refunding, Series A,
      5.15%, 12/01/07 .....................................................................        2,000,000        1,960,840
      5.20%, 12/01/08 .....................................................................        2,000,000        1,950,140
   Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
    10/01/12 ..............................................................................        1,745,000        1,790,475
   New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series B,
    5.60%, 6/01/02 ........................................................................          415,000          424,640
                                                                                                                 ------------
                                                                                                                   12,303,643
                                                                                                                 ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN 2.1%
   Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
    Hospital, Refunding,
      Series B, 5.30%, 11/01/07 ...........................................................     $    815,000     $    786,100
      Series B, 5.625%, 11/01/14 ..........................................................          350,000          316,155
   Detroit GO, Refunding, Series B, 6.375%, 4/01/06 .......................................        1,000,000        1,083,960
   Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
    MBIA Insured, 6.00%, 11/15/13 .........................................................        1,200,000        1,316,400
                                                                                                                 ------------
                                                                                                                    3,502,615
                                                                                                                 ------------
   MINNESOTA .1%
   Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A, 7.20%,
    12/01/04 ..............................................................................          200,000          207,942
                                                                                                                 ------------
   MISSOURI 2.1%
   Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%,
    12/01/08 ..............................................................................        3,000,000        2,882,490
   West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%,
    11/15/04 ..............................................................................          560,000          531,692
                                                                                                                 ------------
                                                                                                                    3,414,182
                                                                                                                 ------------
   NEW HAMPSHIRE .6%
   New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
    Catholic Charities, Refunding, Series A, 5.10%, 8/01/04 ...............................          940,000          917,609
                                                                                                                 ------------
   NEW JERSEY 2.9%
   Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
    Management Inc., Refunding, Project Series A, 6.85%, 12/01/29 .........................        2,625,000        2,774,704
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
    5.90%, 1/01/15 ........................................................................          950,000          927,438
   New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 ...............           35,000           35,860
   New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
    Refunding, Series C, FSA Insured, ETM, 5.80%, 7/01/04 .................................        1,000,000        1,066,960
                                                                                                                 ------------
                                                                                                                    4,804,962
                                                                                                                 ------------
   NEW YORK 12.8%
   MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, 5.50%, 7/01/11         2,215,000        2,363,427
   MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ........................        1,500,000        1,625,400
   New York City GO,
      Pre-Refunded, 6.50%, 8/01/04 ........................................................          105,000          111,019
      Refunding, Series H, 5.90%, 8/01/09 .................................................          500,000          548,165
      Refunding, Series J, 6.00%, 8/01/08 .................................................        3,000,000        3,314,490
      Series B, 6.25%, 10/01/01 ...........................................................           65,000           66,061
      Series B, ETM, 6.25%, 10/01/01 ......................................................           35,000           35,600
      Series C, 6.50%, 8/01/04 ............................................................          410,000          432,275
      Series C, 6.50%, 8/01/07 ............................................................        1,490,000        1,565,692
      Series C, MBIA Insured, 5.875%, 8/01/16 .............................................        1,250,000        1,359,675
      Series C, Pre-Refunded, 6.50%, 8/01/07 ..............................................          360,000          380,635
      Series H, 7.00%, 2/01/05 ............................................................           30,000           31,327
      Series H, Pre-Refunded, 7.00%, 2/01/05 ..............................................          220,000          230,622
      Series J, 6.00%, 2/15/04 ............................................................        1,000,000        1,062,150
   New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 ...        2,500,000        2,541,025
   New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM,
    6.80%, 5/01/02 ........................................................................           90,000           92,479
   New York State Dormitory Authority Revenue, Mental Health Services Facilities
    Improvement, Refunding, Series D, 5.60%, 2/15/07 ......................................          140,000          150,669
   New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%,
    5/01/05 ...............................................................................        1,000,000        1,056,720
   New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%,
      4/01/08 .............................................................................          500,000          543,395
      4/01/09 .............................................................................        1,150,000        1,244,312
   Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
    7.00%, 10/01/07 .......................................................................        1,000,000        1,070,380
   Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ......        1,100,000        1,151,051
                                                                                                                 ------------
                                                                                                                   20,976,569
                                                                                                                 ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NORTH CAROLINA 6.4%
   Asheville Water System Revenue, FSA Insured, 5.25%,
      8/01/15 .............................................................................     $    915,000     $    945,341
      8/01/17 .............................................................................        1,020,000        1,040,441
      8/01/19 .............................................................................        1,030,000        1,041,474
   Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series D, 6.00%, 1/01/09 .................................................        1,000,000        1,050,790
      Series D, 6.45%, 1/01/14 ............................................................        1,000,000        1,059,570
   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
    Series B, 6.50%, 1/01/09 ..............................................................        5,000,000        5,412,950
                                                                                                                 ------------
                                                                                                                   10,550,566
                                                                                                                 ------------
   OHIO 4.1%
   Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
    Refunding,
      5.25%, 7/01/08 ......................................................................          575,000          529,184
      5.40%, 7/01/10 ......................................................................          775,000          691,540
      5.50%, 7/01/11 ......................................................................          500,000          442,440
   Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ...................        1,360,000        1,400,528
   University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14 .............        2,000,000        2,172,420
   Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 .........................................        1,275,000        1,468,010
                                                                                                                 ------------
                                                                                                                    6,704,122
                                                                                                                 ------------
   OKLAHOMA 2.9%
   Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital
    Project, Refunding, 6.75%, 8/01/04 ....................................................        1,255,000        1,250,758
   Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage,
    MBIA Insured,
      5.60%, 3/01/10 ......................................................................        1,825,000        2,000,985
      6.00%, 3/01/15 ......................................................................          700,000          759,423
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    5.75%, 8/15/06 ........................................................................          790,000          784,154
                                                                                                                 ------------
                                                                                                                    4,795,320
                                                                                                                 ------------
   OREGON .9%
   Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
    Refunding, 6.00%, 11/01/06 ............................................................          500,000          488,275
   Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .........        1,000,000          994,110
                                                                                                                 ------------
                                                                                                                    1,482,385
                                                                                                                 ------------
   PENNSYLVANIA 2.8%
   Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial
    Hospital, Refunding and Improvement, Series B, Connie Lee Insured, Pre-Refunded, 5.90%,
    7/01/03 ...............................................................................          100,000          104,926
   Chartiers Valley Industrial and Commercial Development Authority Revenue, First
    Mortgage, Asbury Place Project, ETM, 6.25%, 2/01/06 ...................................          120,000          121,878
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
    7/01/07 ...............................................................................        1,135,000        1,061,509
   Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A, 5.20%, 4/01/21 .        1,000,000        1,010,340
   Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
    Refunding, Series B, 5.60%, 7/15/03 ...................................................          410,000          421,915
   Philadelphia Gas Works Revenue, Refunding, Series A, 5.80%, 7/01/01 ....................          300,000          301,965
   Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 ........................................................................        1,545,000        1,550,516
                                                                                                                 ------------
                                                                                                                    4,573,049
                                                                                                                 ------------
   SOUTH CAROLINA .6%
   Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC
    Insured, 5.25%, 1/01/10 ...............................................................        1,000,000        1,045,160
                                                                                                                 ------------
   SOUTH DAKOTA .6%
   South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 .............          880,000          922,812
                                                                                                                 ------------
   TENNESSEE
(b)Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
    Refunding and Improvement, 6.00%, 5/01/03 .............................................          289,132           28,913
                                                                                                                 ------------
   TEXAS 3.2%
   Abilene Higher Educational Facilities Revenue, Abilene Christian University,
      5.90%, 10/01/05 .....................................................................          720,000          761,818
      Refunding, ETM, 5.90%, 10/01/05 .....................................................           65,000           70,422
   North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home
    Project, Refunding, Series C, 6.10%, 2/15/06 ..........................................          400,000          381,784

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
    11/01/10 ..............................................................................     $  2,500,000     $  2,368,150
   Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit,
    Refunding, Series A, MBIA Insured, 6.25%, 11/15/17 ....................................        1,500,000        1,633,890
                                                                                                                 ------------
                                                                                                                    5,216,064
                                                                                                                 ------------
   U.S. TERRITORIES 6.6%
   District of Columbia GO,
      Refunding, Series A, 5.875%, 6/01/05 ................................................          385,000          401,420
      Series A, ETM, 5.875%, 6/01/05 ......................................................          315,000          339,835
   Puerto Rico Electric Power Authority Revenue,
      Refunding, Series Q, 5.90%, 7/01/01 .................................................          100,000          100,808
      Series T, 6.00%, 7/01/04 ............................................................        1,345,000        1,436,890
   Virgin Islands PFA Revenue, senior lien, Refunding, Series A, 5.30%, 10/01/11 ..........        4,000,000        4,124,000
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      4.875%, 7/01/06 .....................................................................        2,000,000        2,017,120
      5.00%, 7/01/09 ......................................................................        2,400,000        2,414,448
                                                                                                                 ------------
                                                                                                                   10,834,521
                                                                                                                 ------------
   UTAH .2%
   Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 .........          340,000          341,867
                                                                                                                 ------------
   VIRGINIA 3.8%
   Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 .        2,800,000        2,911,608
   Virginia State HDA, Commonwealth Mortgage, Sub Series C-7,
      5.60%, 1/01/03 ......................................................................        1,695,000        1,739,104
      5.70%, 1/01/04 ......................................................................        1,475,000        1,521,345
                                                                                                                 ------------
                                                                                                                    6,172,057
                                                                                                                 ------------
   WASHINGTON 1.0%
   Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ...........          600,000          629,484
   Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
    Series A, AMBAC Insured, 5.70%, 7/01/09 ...............................................        1,000,000        1,078,370
                                                                                                                 ------------
                                                                                                                    1,707,854
                                                                                                                 ------------
   WEST VIRGINIA .8%
   West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
    Series A, 5.05%, 7/01/08 ..............................................................        1,295,000        1,304,182
                                                                                                                 ------------
   WISCONSIN .3%
   Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ................................          500,000          531,281
                                                                                                                 ------------
   TOTAL BONDS ............................................................................                       157,015,168
   ZERO COUPON BONDS 1.2%
   CALIFORNIA 1.2%
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
    Refunding, Series A, 1/15/17 ..........................................................        3,000,000        2,017,770
                                                                                                                 ------------
   TOTAL LONG TERM INVESTMENTS ($157,187,508) .............................................                       159,032,938
                                                                                                                 ------------
(a)SHORT-TERM INVESTMENTS 2.4%
   ARIZONA .5%
   Maricopa County Pollution Control Corp. PCR, Public Service Co. of Colorado, Refunding,
    Series D, Daily VRDN and Put, 3.05%, 5/01/29 ..........................................          900,000          900,000
                                                                                                                 ------------
   FLORIDA .6%
   Nassau County Solid Waste System Revenue, Refunding, Weekly VRDN and Put, 3.50%, 7/01/13        1,000,000        1,000,000
                                                                                                                 ------------
   MICHIGAN .4%
   Michigan Higher Education Facilities Authority Revenue, Concordia Collateral Project,
    Limited Obligation, Daily VRDN and Put, 3.20%, 9/01/14 ................................          700,000          700,000
                                                                                                                 ------------
   NEW YORK .4%
   Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put,
    3.00%, 5/01/33 ........................................................................          600,000          600,000
                                                                                                                 ------------
   NORTH CAROLINA .4%
   North Carolina Medical Care Commission Hospital Revenue, Lexington Memorial Hospital
    Project, Refunding, Daily VRDN and Put, 3.25%, 4/01/10 ................................          700,000          700,000
                                                                                                                 ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                 PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a)SHORT-TERM INVESTMENTS (CONT.)
   U.S. TERRITORIES .1%
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ..........................................     $    100,000     $    100,000
                                                                                                                 ------------
   TOTAL SHORT-TERM INVESTMENTS (COST $4,000,000) .........................................                         4,000,000
                                                                                                                 ------------
   TOTAL INVESTMENTS (COST $161,187,508) 99.1% ............................................                       163,032,938
   OTHER ASSETS, LESS LIABILITIES .9% .....................................................                         1,417,433
                                                                                                                 ------------
   NET ASSETS 100.0% ......................................................................                      $164,450,371
                                                                                                                 ============



See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) See Note 6 regarding defaulted securities.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                               YEAR ENDED FEBRUARY 28,
                                                  -----------------------------------------------------------------------------
CLASS A                                              2001           2000            1999(e)            1998             1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $    10.41     $    11.49       $    11.68        $    11.21       $    11.19
                                                  -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .62            .65              .66               .69              .71
 Net realized and unrealized gains (losses) .            .09          (1.08)            (.18)              .47              .04
                                                  -----------------------------------------------------------------------------
Total from investment operations ............            .71           (.43)             .48              1.16              .75
                                                  -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.62)          (.65)            (.65)             (.69)            (.73)
 Net realized gains .........................             --             --(d)          (.02)               --               --
                                                  -----------------------------------------------------------------------------
Total distributions .........................           (.62)          (.65)            (.67)             (.69)            (.73)
                                                  -----------------------------------------------------------------------------
Net asset value, end of year ................     $    10.50     $    10.41       $    11.49        $    11.68       $    11.21
                                                  =============================================================================
Total return(b) .............................           6.99%        (3.81)%            4.21%            10.64%            7.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $4,709,402     $5,017,322       $5,988,204        $5,742,939       $4,505,258
Ratios to average net assets:
 Expenses ...................................            .62%           .61%             .62%              .61%             .62%
 Net investment income ......................           5.90%          5.92%            5.64%             5.98%            6.41%
Portfolio turnover rate .....................          11.08%         25.35%           18.55%            15.84%            6.98%

CLASS B
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $    10.45     $    11.52       $    11.51
                                                  ------------------------------------------
Income from investment operations:
 Net investment income(a) ...................            .56            .59              .11
 Net realized and unrealized gains (losses) .            .09          (1.07)              --
                                                  ------------------------------------------
Total from investment operations ............            .65           (.48)             .11
                                                  ------------------------------------------
Less distributions from:
 Net investment income ......................           (.56)          (.59)            (.10)
 Net realized gains .........................             --             --(d)            --
                                                  ------------------------------------------
Total distributions .........................           (.56)          (.59)            (.10)
                                                  ------------------------------------------
Net asset value, end of year ................     $    10.54     $    10.45       $    11.52
                                                  ==========================================
Total return(b) .............................           6.38%         (4.27)%            .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $  136,030     $   92,099       $   15,487
Ratios to average net assets:
 Expenses ...................................           1.18%          1.17%            1.18%(c)
 Net investment income ......................           5.33%          5.44%            5.06%(c)
Portfolio turnover rate .....................          11.08%         25.35%           18.55%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) The fund made a capital gain distribution of $.003.
(e) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)

                                                                       YEAR ENDED FEBRUARY 28,
                                                  -------------------------------------------------------------
CLASS C                                             2001         2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $  10.48     $  11.56      $  11.75     $  11.26     $  11.24
                                                  -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................          .56          .59           .60          .63          .66
 Net realized and unrealized gains (losses) .          .10        (1.08)         (.18)         .48          .03
                                                  -------------------------------------------------------------
Total from investment operations ............          .66         (.49)          .42         1.11          .69
                                                  -------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.56)        (.59)         (.59)        (.62)        (.67)
 Net realized gains .........................           --           --(c)       (.02)          --           --
                                                  -------------------------------------------------------------
Total distributions .........................         (.56)        (.59)         (.61)        (.62)        (.67)
                                                  -------------------------------------------------------------
Net asset value, end of year ................     $  10.58     $  10.48      $  11.56     $  11.75     $  11.26
                                                  =============================================================
Total return(b) .............................         6.45%       (4.41)%        3.69%       10.15%        6.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $501,372     $540,932      $631,974     $423,264     $194,400
Ratios to average net assets:
 Expenses ...................................         1.18%        1.17%         1.18%        1.18%        1.18%
 Net investment income ......................         5.34%        5.35%         5.07%        5.38%        5.78%
Portfolio turnover rate .....................        11.08%       25.35%        18.55%       15.84%        6.98%




(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) The fund made a capital gain distribution of $.003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.5%
   BONDS 91.3%
   ALABAMA .3%
   Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
    Refunding, 6.20%, 1/01/08 .............................................................     $    3,300,000     $    3,297,822
   Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
    7/01/21 ...............................................................................         12,000,000         12,187,680
                                                                                                                   --------------
                                                                                                                       15,485,502
                                                                                                                   --------------
   ALASKA .9%
   Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
    Regional Power,
      5.70%, 1/01/12 ......................................................................          3,000,000          2,757,060
      5.80%, 1/01/18 ......................................................................          1,245,000          1,097,617
      5.875%, 1/01/32 .....................................................................          6,900,000          5,845,059
   Alaska Industrial Development and Export Authority Revenue,
      American President Lines Project, Refunding, 8.00%, 11/01/09 ........................          6,685,000          6,717,222
      Revolving Fund, Refunding, Series A, 6.20%, 4/01/10 .................................            710,000            747,268
   Alaska State HFC Revenue,
      Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ..................................          2,880,000          3,036,787
      Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ..................................         22,000,000         22,642,620
      Series A, MBIA Insured, 5.85%, 12/01/15 .............................................          4,670,000          4,883,466
                                                                                                                   --------------
                                                                                                                       47,727,099
                                                                                                                   --------------
   ARIZONA 6.6%
   Apache County IDA,
      IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ....................         16,500,000         15,126,540
      PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ....................         53,150,000         48,591,856
      PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ...................         36,950,000         33,489,633
   Arizona Health Facilities Authority Revenue,
      Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ..............................            400,000            368,288
      Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ...............................          4,000,000          3,550,960
      Catholic Healthcare West, Series A, 6.625%, 7/01/20 .................................          4,340,000          4,231,153
   Coconino County PCR, Tucson Electric Power Navajo, Refunding,
      Series A, 7.125%, 10/01/32 ..........................................................         21,125,000         21,543,275
      Series B, 7.00%, 10/01/32 ...........................................................          9,500,000          9,689,145
   Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...............................          4,000,000          3,027,000
   Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue,
      sub. lien, 6.875%, 4/01/16 ..........................................................            680,000            680,306
      Pre-Refunded, 6.875%, 4/01/16 .......................................................            320,000            326,237
   Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project,
    Refunding, Series A, 5.00%, 7/01/16 ...................................................          6,500,000          5,290,480
   Maricopa County Pollution Control Corp. PCR,
      El Paso Electric, Series A, 6.375%, 7/01/14 .........................................         32,000,000         32,284,160
      Public Service Co. of Colorado, Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ....          8,500,000          8,527,200
      Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ................         12,300,000         11,616,120
   Pima County IDAR, Tucson Electric Power Co. Project,
      Series A, 6.10%, 9/01/25 ............................................................          3,990,000          3,615,179
      Series B, 6.00%, 9/01/29 ............................................................         94,690,000         85,755,052
      Series C, 6.00%, 9/01/29 ............................................................         53,500,000         48,451,740
   Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ............................         10,965,000         11,186,822
   Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Series A, 6.00%, 1/01/31 ..............................................................          5,000,000          5,016,800
                                                                                                                   --------------
                                                                                                                      352,367,946
                                                                                                                   --------------
   ARKANSAS .1%
   Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ..........          2,400,000          2,540,688
   Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21          5,000,000          5,063,500
                                                                                                                   --------------
                                                                                                                        7,604,188
                                                                                                                   --------------
   CALIFORNIA 7.6%
   ABAG 1915 Act Revenue, Windemere Ranch Assessment District 1, 7.45%, 9/02/30 ...........         38,610,000         41,093,395
   Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien,
    Series A, Pre-Refunded, 7.50%, 9/01/28 ................................................         21,330,000         26,828,234
   Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .....         12,550,000         13,253,428
(c)Arroyo Grande Hospital System COP, Vista Hospital Systems,
      Refunding, Series A, 7.315%, 7/01/20 ................................................         22,515,000          9,006,000
      Series A, 6.45%, 7/01/06 ............................................................          2,500,000          1,000,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Avenal PFAR, Refunding,
      7.00%, 9/02/10 ......................................................................     $    1,475,000     $    1,549,016
      7.25%, 9/02/27 ......................................................................          3,665,000          3,834,909
   Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ....          2,850,000          2,994,239
   Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ........          4,565,000          5,336,531
   Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
      5.65%, 9/02/01 ......................................................................            205,000            206,728
      6.20%, 9/02/06 ......................................................................            265,000            274,426
      6.30%, 9/02/07 ......................................................................            285,000            294,681
      6.40%, 9/02/08 ......................................................................            300,000            310,185
      6.50%, 9/02/09 ......................................................................            320,000            330,938
      6.60%, 9/02/10 ......................................................................            340,000            351,614
      6.70%, 9/02/11 ......................................................................            360,000            372,312
      6.80%, 9/02/12 ......................................................................            245,000            253,362
   California Educational Facilities Authority Revenue, Pooled College and University
    Financing, Series B, 6.125%, 6/01/09 ..................................................          3,000,000          3,173,310
   California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ...            755,000            806,302
   California Statewide CDA Revenue, Eskaton Village Grass Valley, 8.25%, 11/15/31 ........          3,500,000          3,503,185
   Capistrano USD, CFD,
      Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 .....................................            285,000            312,548
      Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 .....................................            280,000            307,728
      Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 .....................................            325,000            357,955
      Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 .....................................            260,000            286,653
      Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ..................................          1,000,000          1,106,150
   Contra Costa County PFAR, Refunding,
      6.625%, 9/02/10 .....................................................................          2,270,000          2,346,136
      6.875%, 9/02/16 .....................................................................          2,600,000          2,685,956
   Corona COP,
      Corona Community Hospital Project, ETM, 9.425%, 9/01/06 .............................          6,455,000          7,551,963
      Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ....................          8,820,000         12,133,586
   (c)Vista Hospital System, Refunding, Series B, 6.45%, 7/01/06 ..........................         11,100,000          4,440,000
   (c)Vista Hospital System, Refunding, Series B, 7.315%, 7/01/20 .........................         10,885,000          4,354,000
   Emeryville RDA, MFHR, Emery Bay Apartments II,
      Refunding, Series A, 5.85%, 10/01/28 ................................................         14,735,000         13,619,413
      sub. lien, Refunding, Series B, 6.35%, 10/01/28 .....................................          3,475,000          3,306,011
      sub. lien, Refunding, Series C, 7.875%, 10/01/28 ....................................          2,050,000          1,962,363
   Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
    6.50%, 1/01/32 ........................................................................         37,675,000         43,088,898
   Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
    9/01/25 ...............................................................................          4,495,000          5,280,996
   Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 .....................          4,175,000          4,248,063
   Hesperia PFAR, Series B, 7.375%, 10/01/23 ..............................................          6,365,000          6,622,719
   Lake Elsinore 1915 Act, AD No. 93-1, Special Assessment, Series A, Pre-Refunded, 7.90%,
    9/02/24 ...............................................................................          6,000,000          6,578,280
   Lake Elsinore 1915 Act, Refunding, Limited Obligation, AD 93-1, 7.00%, 9/02/30 .........          8,670,000          8,995,732
   Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ......................................          3,065,000          3,080,172
   Los Angeles County CFD No. 4, Special Tax, Improvement Area B, Series A, 9.25%, 9/01/22          28,700,000         29,414,630
   Los Angeles MFR, Refunding,
      Series J-1A, 7.125%, 1/01/24 ........................................................            125,000            125,911
      Series J-1B, 7.125%, 1/01/24 ........................................................            675,000            679,921
      Series J-1C, 7.125%, 1/01/24 ........................................................          1,435,000          1,445,461
      Series J-2A, 8.50%, 1/01/24 .........................................................            620,000            634,403
      Series J-2B, 8.50%, 1/01/24 .........................................................          3,325,000          3,402,240
      Series J-2C, 8.50%, 1/01/24 .........................................................          7,090,000          7,254,701
   Los Angeles Regional Airports Improvement Corp. Lease Revenue,
      Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .............         25,000,000         25,297,750
      United Airlines, International Airport, Refunding, 6.875%, 11/15/12 .................          9,500,000          9,876,200
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ......................          2,335,000          2,600,093
   Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ..........          2,729,000          2,766,305
(c)Palmdale Special Tax CFD, No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/24 ......         23,500,000         16,450,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Perris PFA, Local Agency Revenue, Series B,
      7.125%, 8/15/15 .....................................................................     $    2,035,000     $    2,113,917
      7.25%, 8/15/23 ......................................................................          4,095,000          4,263,386
   Riverside County COP, Airforce Village Project West Inc., Series A, Pre-Refunded,
    8.125%,
      6/15/07 .............................................................................          7,160,000          7,729,363
      6/15/12 .............................................................................          5,290,000          5,710,661
   Roseville Special Tax, North Central CFD No. 1, Pre-Refunded, 8.60%, 11/01/17 ..........         12,000,000         12,663,480
   San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
    Series A,
      6.00%, 9/02/01 ......................................................................            540,000            544,941
      6.50%, 9/02/04 ......................................................................            815,000            832,066
      7.00%, 9/02/17 ......................................................................          2,395,000          2,445,966
   San Francisco Downtown Parking Corp. Parking Revenue,
      6.55%, 4/01/12 ......................................................................          1,800,000          1,917,180
      6.65%, 4/01/18 ......................................................................          2,150,000          2,276,528
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
    1/01/33 ...............................................................................          5,930,000          5,323,065
   San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 .........................          1,480,000          1,489,265
(c)San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 ........................         22,000,000          8,800,000
   San Ramon 1915 Act Special Assessment, Fostoria Parkway Reassessment District No. 9,
      6.30%, 9/02/03 ......................................................................             85,000             88,451
      6.80%, 9/02/15 ......................................................................            680,000            705,235
   South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
    7.60%, 9/01/18 ........................................................................          2,000,000          2,166,320
                                                                                                                   --------------
                                                                                                                      406,455,556
                                                                                                                   --------------
   COLORADO 1.7%
   Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 .................          2,485,000          2,509,229
   Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ..............................          3,000,000          3,110,040
   Colorado Health Facilities Authority Revenue,
      Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 ...................          1,300,000          1,332,773
      Rocky Mountain Adventist Health Center, Refunding, ETM, 6.25%, 2/01/04 ..............            200,000            213,578
      Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%,
       7/01/08 ............................................................................          1,135,000          1,050,726
      Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%,
       7/01/20 ............................................................................          3,000,000          2,503,080
      Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%,
       7/01/28 ............................................................................          5,290,000          4,327,802
   Colorado HFA, SFMR, Series C, 9.075%, 8/01/03 ..........................................            290,000            296,537
   Denver City and County Airport Revenue, Series D,
      7.75%, 11/15/13 .....................................................................            500,000            616,290
      7.75%, 11/15/21 .....................................................................          3,425,000          3,559,603
      Pre-Refunded, 7.75%, 11/15/21 .......................................................            765,000            802,424
   Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
    Series A, 6.875%, 10/01/32 ............................................................         11,760,000         11,661,804
   Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ..........................          2,105,000          2,179,959
   Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ........................................................................         41,200,000         42,330,940
   Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 .......................          2,965,000          3,233,036
   McKay Landing Metropolitan District No. 2 GO, Ltd. Tax, 7.50%, 12/01/19 ................          4,000,000          4,138,240
   Saddle Rock South Metropolitan District No. 2 GO, Limited Mill Levy Obligation, 7.20%,
    12/01/19 ..............................................................................          1,000,000          1,029,350
   Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation, 7.35%,
    12/01/19 ..............................................................................          3,750,000          3,844,500
(d)Villages Castle Rock Metropolitan District No. 4, Revenue, Refunding, 8.50%, 6/01/31 ...          3,000,000          2,180,760
                                                                                                                   --------------
                                                                                                                       90,920,671
                                                                                                                   --------------
   CONNECTICUT 2.3%
   Connecticut State Development Authority PCR,
      Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ....................         74,975,000         73,766,403
      Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .............         12,500,000         12,298,500
   Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project, 6.15%, 4/01/35 ...............................................................          3,000,000          3,097,560
   Connecticut State Health and Educational Facilities Authority Revenue,
      Sacred Heart University, Series C, 6.50%, 7/01/16 ...................................            420,000            438,820
      Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .....................          1,580,000          1,797,250
      St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ............................          5,650,000          4,779,731
      Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .......................          2,200,000          2,130,810
   Connecticut State HFAR, Housing Mortgage Finance Program,
      Series C-1, 6.30%, 11/15/17 .........................................................         19,995,000         21,280,079
      Sub Series F-1, 6.00%, 5/15/17 ......................................................          3,500,000          3,684,555
                                                                                                                   --------------
                                                                                                                      123,273,708
                                                                                                                   --------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA 11.6%
   Beacon Tradeport CDD, Special Assessment,
      Commercial Project, Series A, 5.80%, 5/01/04 ........................................     $    4,350,000     $    4,343,432
      Commercial Project, Series A, 6.00%, 5/01/16 ........................................         27,760,000         27,083,766
      Commercial Project, Series A, 6.20%, 5/01/22 ........................................         23,590,000         22,806,340
      Industrial Project, Series B, 6.00%, 5/01/17 ........................................         15,305,000         14,871,409
      Industrial Project, Series B, 6.00%, 5/01/22 ........................................          8,835,000          8,747,357
   Brighton Lakes Community Development District GO, Special Assessment, Series B,
      7.375%, 5/01/07 .....................................................................         10,760,000         10,824,345
      7.625%, 5/01/31 .....................................................................          3,360,000          3,448,166
   Brooks of Bonita Springs CDD, Capital Improvement Revenue, Series A, 6.20%, 5/01/19 ....         10,540,000         10,248,464
   Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
      Series A, 7.00%, 5/01/31 ............................................................         13,055,000         13,417,015
      Series B, 6.60%, 5/01/07 ............................................................         14,685,000         15,055,649
   Broward County Resource Recovery Revenue, Broward Waste Energy Co., LP, North Project,
    Series 1984, 7.95%, 12/01/08 ..........................................................         15,875,000         16,249,650
   Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ................          1,495,000          1,217,558
   Capron Trails CDD,
      9.375%, 12/01/01 ....................................................................            400,000            406,340
      9.50%, 12/01/10 .....................................................................          5,795,000          5,937,151
   Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 .......................         21,865,000         22,121,258
   Championsgate CDD, Capital Improvement Revenue,
      Series A, 6.25%, 5/01/20 ............................................................          2,835,000          2,718,793
      Series B, 5.70%, 5/01/05 ............................................................          1,520,000          1,513,221
   Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 ...................................          3,695,000          3,505,483
   Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 ..................         10,000,000         10,687,900
   Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
    Series D, 6.00%, 6/01/23 ..............................................................          5,000,000          5,651,550
   Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
    Phase One, 8.00%, 5/01/20 .............................................................          3,975,000          4,209,287
   Groves CDD, Special Assessment Revenue,
      Series A, 7.75%, 5/01/32 ............................................................          1,825,000          1,851,572
      Series B, 7.625%, 5/01/08 ...........................................................         13,500,000         13,538,340
   Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
      10/01/24 ............................................................................          4,700,000          4,631,803
      10/01/29 ............................................................................          1,400,000          1,370,194
   Heritage Harbor CDD, Special Assessment Revenue,
      Series A, 6.70%, 5/01/19 ............................................................          1,795,000          1,781,771
      Series B, 6.00%, 5/01/03 ............................................................          1,915,000          1,917,107
   Heritage Isles CDD, Special Assessment Revenue, Series B, 6.00%, 5/01/20 ...............          2,000,000          1,845,920
   Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 .......................          5,000,000          5,048,150
   Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    Refunding, 5.25%, 11/15/28 ............................................................          8,250,000          7,007,715
   Indian Trace CDD, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
      5/01/05 .............................................................................          6,550,000          7,010,007
      5/01/11 .............................................................................         12,760,000         13,855,318
   Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
      6.875%, 8/01/10 .....................................................................          1,085,000          1,110,910
      7.00%, 8/01/20 ......................................................................          2,445,000          2,482,017
      7.25%, 8/01/31 ......................................................................          5,725,000          5,823,642
   Indigo CDD, Capital Improvement Revenue,
      Refunding, Series A, 7.00%, 5/01/31 .................................................            980,000            991,388
      Series C, 7.00%, 5/01/30 ............................................................          5,315,000          5,376,760
   Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ......................................          2,000,000          1,999,720
   Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
    Series A, 6.75%, 1/01/19 ..............................................................         15,345,000         14,335,452
   Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 ...................          6,000,000          6,040,860
   Lakewood Ranch CDD 2, Benefit Special Assessment,
   (b)6.00%, 5/01/08 ......................................................................          6,100,000          6,081,883
      6.25%, 5/01/18 ......................................................................         10,905,000         10,547,861
      Series A, 8.125%, 5/01/17 ...........................................................          9,705,000         10,351,644
      Series B, 8.125%, 5/01/17 ...........................................................            990,000          1,055,964
   Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 ......................          5,500,000          5,753,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Manatee County IDR, Manatee Hospital and Health System Inc., Pre-Refunded, 9.25%,
    3/01/21 ...............................................................................     $    6,500,000     $    6,630,000
   Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 .................          4,250,000          4,488,808
   Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ............            180,000            178,511
   Mediterra South CDD, Capital Improvement Revenue, Series B,
      6.25%, 5/01/04 ......................................................................          3,755,000          3,793,038
      6.95%, 5/01/31 ......................................................................          7,915,000          8,080,344
   Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35          5,000,000          5,146,500
   Mount Dora County Club CDD, Special Assessment Revenue,
      7.125%, 5/01/05 .....................................................................          2,255,000          2,301,228
      7.75%, 5/01/13 ......................................................................          1,490,000          1,546,605
   Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 ......................            420,000            420,760
   North Springs ID Special Assessment, Water Management,
      Series A, Pre-Refunded, 8.20%, 5/01/24 ..............................................          1,895,000          2,139,872
      Series B, 8.30%, 5/01/24 ............................................................          1,660,000          1,743,747
   North Springs ID, Special Assessment Revenue, Parkland Isles Project,
      Series A, 7.00%, 5/01/19 ............................................................          1,240,000          1,273,455
      Series B, 6.25%, 5/01/05 ............................................................          1,535,000          1,547,664
   Northwood CDD, Special Assessment Revenue,
      6.40%, 5/01/02 ......................................................................          1,920,000          1,925,280
      Series B, 7.60%, 5/01/17 ............................................................          1,485,000          1,511,106
   Oaksted CDD, Capital Improvement, Series A, 7.20%, 5/01/32 .............................          3,500,000          3,567,620
   Palm Beach County Health Facilities Authority Revenue, Abbey del Ray South Project,
    Refunding, 8.25%, 10/01/15 ............................................................          6,000,000          6,204,360
(c)Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project, Series A,
    6.85%, 2/15/21 ........................................................................         27,000,000         16,200,000
   Parkway Center CDD, Special Assessment,
      Series A, 8.25%, 5/01/31 ............................................................          2,500,000          2,722,450
      Series B, 8.00%, 5/01/10 ............................................................          3,000,000          3,136,260
   Pelican Marsh CDD, Special Assessment Revenue,
      Series A, 7.10%, 5/01/20 ............................................................          4,035,000          4,150,966
      Series A, 7.20%, 5/01/31 ............................................................          6,495,000          6,680,692
      Series A, ETM, 8.25%, 5/01/01 .......................................................            250,000            251,860
      Series A, ETM, 8.25%, 5/01/02 .......................................................            270,000            284,413
      Series A, ETM, 8.25%, 5/01/03 .......................................................            295,000            322,798
      Series A, ETM, 8.25%, 5/01/04 .......................................................            315,000            356,892
      Series A, Pre-Refunded, 8.25%, 5/01/16 ..............................................          6,590,000          7,583,640
      Series B, 6.90%, 5/01/11 ............................................................         17,150,000         17,616,309
      Series C, 7.00%, 5/01/19 ............................................................         13,060,000         13,367,302
      Series D, 6.95%, 5/01/19 ............................................................          6,145,000          6,251,124
   Piney-Z CDD, Capital Improvement Revenue,
      Series A, 7.25%, 5/01/19 ............................................................            965,000            964,865
      Series B, 6.50%, 5/01/02 ............................................................          5,030,000          5,028,290
   Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 ...........................         11,000,000         11,261,910
   Reserve CDD No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ........................          4,680,000          4,764,661
   Reserve CDD,
      Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ..................          3,910,000          4,044,621
      Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 .......          4,400,000          4,376,856
   Riverwood Community Development Revenue, Special AD, Series A,
      6.75%, 5/01/04 ......................................................................          2,805,000          2,855,518
      7.75%, 5/01/14 ......................................................................          1,175,000          1,214,609
   Sampson Creek CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ................          3,000,000          3,027,870
   St. John's County IDAR, Health Care, Glenmoor St. John's Project, Series A, 8.00%,
    1/01/17 ...............................................................................         10,375,000         10,447,729
   St. Lucie West Services District Capital Improvement Revenue,
      Cascades Project, 6.10%, 5/01/18 ....................................................          2,560,000          2,462,438
      Lake Charles Project, 6.375%, 8/01/02 ...............................................          2,230,000          2,212,561
      Lakeforest Project, 6.25%, 10/01/04 .................................................          7,060,000          7,061,836
      Road Project, 5.875%, 5/01/09 .......................................................          6,125,000          6,067,854
      Tortoise Cay Project, 6.50%, 10/01/05 ...............................................          3,905,000          3,915,426
   St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20          19,030,000         21,439,198

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
    Management Benefit, Refunding, Series B,
      6.00%, 5/01/09 ......................................................................     $    1,320,000     $    1,326,626
      6.25%, 5/01/25 ......................................................................          5,080,000          4,943,805
   St. Lucie West Services District Water Management Benefit Tax Revenue, Pre-Refunded,
    7.70%, 5/01/25 ........................................................................          4,820,000          5,460,819
   Stoneybrook CDD, Capital Improvement Revenue, Series A, 6.10%, 5/01/19 .................            830,000            810,362
   Stoneybrook West Community Development Special Assessment, Series A, 7.00%, 5/01/32 ....          3,150,000          3,192,966
   Sumter County IDAR, Little Sumter Utility Co. Project,
      6.75%, 10/01/27 .....................................................................          2,880,000          2,698,272
      7.25%, 10/01/27 .....................................................................          4,145,000          4,152,378
   Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 .....................          8,500,000          9,045,275
   Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ...................          1,460,000          1,576,435
   Village CDD No. 1, Capital Improvement Revenue,
      8.40%, 5/01/12 ......................................................................            450,000            467,933
      8.00%, 5/01/15 ......................................................................          2,095,000          2,166,921
   Village CDD No. 4, Special Assessment Revenue, 7.20%, 5/01/31 ..........................         10,000,000         10,323,700
   Village Center CDD, Recreational Revenue,
      Sub Series B, 6.25%, 1/01/13 ........................................................          7,665,000          7,651,510
      Sub Series B, 8.25%, 1/01/17 ........................................................          2,530,000          2,675,526
      Sub Series C, 7.375%, 1/01/19 .......................................................          2,640,000          2,657,424
   Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 ..................          3,000,000          3,068,940
   Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 ........................          1,600,000          1,640,480
                                                                                                                   --------------
                                                                                                                      623,302,350
                                                                                                                   --------------
   GEORGIA .2%
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
    12/01/28 ..............................................................................          1,470,000          1,134,943
   Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist
    Health Care System Project,
      6.25%, 10/01/18 .....................................................................          6,000,000          5,236,860
      6.375%, 10/01/28 ....................................................................          9,000,000          7,625,520
                                                                                                                   --------------
                                                                                                                       13,997,323
                                                                                                                   --------------
   HAWAII .2%
   Hawaii State Department of Transportation Special Facilities Revenue, Continental
    Airlines Inc. Project, Refunding, 7.00%, 6/01/20 ......................................          4,500,000          4,560,345
   Hawaii State Special AD No. 17, Special Assessment, 9.50%, 8/01/11 .....................          4,230,000          4,330,336
   Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 ...................          1,315,000          1,358,421
                                                                                                                   --------------
                                                                                                                       10,249,102
                                                                                                                   --------------
   IDAHO .3%
   Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ...............         18,500,000         18,043,605
                                                                                                                   --------------
   ILLINOIS 3.9%
   Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23          11,000,000         11,373,340
   Cary Special Tax,
      Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 .....................          4,000,000          4,135,200
      Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 .............................          5,500,000          5,528,490
   Chicago O'Hare International Airport Special Facilities Revenue,
      American Airlines Inc. Project, 8.20%, 12/01/24 .....................................          7,830,000          8,707,508
      United Airlines Inc. Project, Series A, 8.85%, 5/01/18 ..............................         14,125,000         14,642,681
      United Airlines Inc. Project, Series B, 8.85%, 5/01/18 ..............................          3,395,000          3,519,427
   Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
    Sunbelt Obligation,
      5.65%, 11/15/24 .....................................................................         23,750,000         21,227,038
      5.50%, 11/15/29 .....................................................................         15,450,000         13,291,635
   Illinois Development Finance Authority PCR, Commonwealth Edison Co. Project, Refunding,
    Series 1991, 7.25%, 6/01/11 ...........................................................          7,000,000          7,179,480
   Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
      ETM, 7.125%, 5/15/11 ................................................................          2,330,000          2,464,558
      Pre-Refunded, 7.25%, 5/15/22 ........................................................          7,000,000          8,506,960
   Illinois Health Facilities Authority Revenue,
      Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 ...........          6,500,000          7,254,390
      Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ......          9,000,000          9,668,070

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ILLINOIS (CONT.)
   Illinois Health Facilities Authority Revenue, (cont.)
      Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ......................     $    2,000,000     $    2,113,460
      Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ...............          3,370,000          3,446,701
      St. Elizabeth's Hospital, 6.25%, 7/01/16 ............................................          1,215,000          1,239,859
      St. Elizabeth's Hospital, 6.375%, 7/01/26 ...........................................          6,695,000          6,801,718
      Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ......................          8,595,000          6,793,918
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
    Place Convention Center,
      ETM, 7.00%, 7/01/26 .................................................................          7,500,000          9,336,900
      Pre-Refunded, 6.25%, 7/01/17 ........................................................         11,000,000         12,381,600
   Robbins Resource Recovery Revenue, Restructuring Project,
     (c)Series A, 6.829%, 10/15/16 ........................................................         72,728,515          3,636,426
     (c)Series B, 6.829%, 10/15/16 ........................................................         28,458,984          1,422,949
      Series C, 7.25%, 10/15/09 ...........................................................         10,472,905          7,546,252
      Series C, 7.25%, 10/15/24 ...........................................................         48,794,508         31,674,955
   Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 .........          2,425,000          2,017,285
                                                                                                                   --------------
                                                                                                                      205,910,800
                                                                                                                   --------------
   INDIANA .4%
   Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ..................          5,000,000          5,268,350
   Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
      8/15/19 .............................................................................          3,000,000          2,396,190
      8/15/28 .............................................................................          5,000,000          3,787,850
   Indiana Health Facility Financing Authority Hospital Revenue, Jackson County Scheck
    Memorial Hospital, Refunding, 5.125%, 2/15/17 .........................................          1,500,000          1,264,035
   Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
    Refunding, 5.60%, 12/01/32 ............................................................          8,200,000          6,833,552
                                                                                                                   --------------
                                                                                                                       19,549,977
                                                                                                                   --------------
   KANSAS .1%
   Manhattan Health Care Facility Revenue, Meadowlark Hills Retirement, Series A, 6.375%,
    5/15/20 ...............................................................................          1,150,000          1,080,345
   Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ..............          5,730,000          6,082,682
                                                                                                                   --------------
                                                                                                                        7,163,027
                                                                                                                   --------------
   KENTUCKY .6%
   Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
      5.40%, 1/01/12 ......................................................................            460,000            416,415
      5.70%, 1/01/19 ......................................................................          1,100,000            916,377
   Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
      Series A, 7.50%, 2/01/20 ............................................................         11,230,000         11,586,328
      Series B, 7.25%, 2/01/22 ............................................................          3,595,000          3,702,203
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..........          6,835,000          4,747,933
   Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ...........            665,000            696,022
   Russell Health System Revenue,
      Franciscan Health Center, Series B, ETM, 8.10%, 7/01/01 .............................            400,000            402,796
      Pre-Refunded, 8.10%, 7/01/15 ........................................................          7,500,000          8,725,482
   Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 ......            800,000            827,920
                                                                                                                   --------------
                                                                                                                       32,021,476
                                                                                                                   --------------
   LOUISIANA 1.5%
   Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series A, 7.75%,
    6/01/12 ...............................................................................            920,000            949,412
   Iberville Parish PCR, Entergy Gulf States Inc. Project, Refunding, 5.70%, 1/01/14 ......          3,500,000          3,446,590
   Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
    Refunding, 7.75%, 8/15/22 .............................................................         35,000,000         37,169,650
   Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .          4,850,000          4,955,585
   St. Tammany's Public Trust Financing Authority Revenue, Christwood Project, Refunding,
    5.70%, 11/15/28 .......................................................................          1,500,000          1,170,915
   West Feliciana Parish PCR,
      Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ....................         20,750,000         20,863,295
      Series A, 7.50%, 5/01/15 ............................................................          8,740,000          9,119,141
                                                                                                                   --------------
                                                                                                                       77,674,588
                                                                                                                   --------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MAINE .8%
   Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
    7.90%, 6/01/15 ........................................................................     $   10,000,000     $   10,124,600
   Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ...................          4,800,000          4,882,272
   Skowhegan PCR, S.D. Warren Co.,
      Series A, 6.65%, 10/15/15 ...........................................................         24,570,000         24,162,875
      Series B, 6.65%, 10/15/15 ...........................................................          4,940,000          4,858,144
                                                                                                                   --------------
                                                                                                                       44,027,891
                                                                                                                   --------------
   MARYLAND 1.0%
   Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
   Improvement, Series B,
      8.50%, 9/01/03 ......................................................................          2,615,000          2,771,482
      8.50%, 9/01/07 ......................................................................          5,340,000          6,104,261
      Pre-Refunded, 8.50%, 9/01/22 ........................................................          3,445,000          3,762,422
   Maryland State CDA, Department of Housing and Community Development Revenue, Series A,
    5.875%, 7/01/16 .......................................................................          3,535,000          3,721,259
   Maryland State EDC Revenue, Chesapeake Bay,
      senior lien, Series B, 7.50%, 12/01/14 ..............................................          1,715,000          1,733,591
      senior lien, Series B, 7.625%, 12/01/22 .............................................          6,740,000          6,800,188
      Series B, 7.75%, 12/01/31 ...........................................................         16,160,000         16,332,912
   Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
    Series B, 8.50%,
      9/01/03 .............................................................................          2,740,000          2,897,468
      9/01/07 .............................................................................          6,975,000          7,932,947
                                                                                                                   --------------
                                                                                                                       52,056,530
                                                                                                                   --------------
   MASSACHUSETTS 1.3%
   Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series A, 7.00%, 3/01/21 ..............................................................          2,000,000          2,452,700
   Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
      Series A, 6.75%, 7/01/11 ............................................................          4,435,000          4,625,084
      Series B, 6.75%, 7/01/17 ............................................................          3,170,000          3,279,365
   Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
    Management Inc. Project, Series B, 6.90%, 12/01/29 ....................................          3,000,000          3,143,790
   Massachusetts State Development Finance Agency Revenue,
      Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 ........................          1,030,000            850,893
      Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 .......................          1,620,000          1,258,934
      Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23 .......          3,500,000          2,860,235
      Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 .................          1,850,000          1,596,495
   Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial
    Medical Center, Refunding, Series A,
      5.75%, 10/01/06 .....................................................................          3,250,000          2,972,483
      6.00%, 10/01/23 .....................................................................          6,235,000          4,777,195
   Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Semass Project,
      Series A, 9.00%, 7/01/15 ............................................................         15,415,000         16,042,699
      Series B, 9.25%, 7/01/15 ............................................................         20,070,000         20,896,081
(c)Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue,
    Massachusetts Paper Co. Project, senior lien, 8.50%, 11/01/12 .........................         39,820,661          5,973,099
                                                                                                                   --------------
                                                                                                                       70,729,053
                                                                                                                   --------------
   MICHIGAN 3.3%
   Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%,
    3/01/10 ...............................................................................          5,110,000          5,666,939
   Detroit GO,
      Refunding, Series B, 6.375%, 4/01/07 ................................................          7,535,000          8,138,327
      Refunding, Series B, 6.25%, 4/01/08 .................................................          3,000,000          3,213,630
      Series A, Pre-Refunded, 6.80%, 4/01/15 ..............................................          5,160,000          5,789,262
   Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 ......          4,250,000          4,934,463
   Garden City Hospital Financing Authority Hospital Revenue, Refunding,
      5.625%, 9/01/10 .....................................................................          2,000,000          1,749,840
      5.75%, 9/01/17 ......................................................................          1,000,000            808,420
   Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
    Series A, MBIA Insured, Pre-Refunded, 6.125%, 1/15/21 .................................         11,770,000         13,097,303

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Michigan State Hospital Finance Authority Revenue,
      Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ........     $   18,000,000     $   19,253,700
      Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ........          7,500,000          6,525,000
      Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ........         30,205,000         25,580,917
      Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ........            500,000            362,050
      Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ...................            500,000            344,705
      Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 ...................          7,000,000          4,670,680
      Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ..............................          1,000,000            897,080
      Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 .............................          1,000,000            869,750
      Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 .................          7,310,000          7,688,293
      Sinai Hospital, Refunding, 6.625%, 1/01/16 ..........................................          2,990,000          2,667,200
      Sinai Hospital, Refunding, 6.70%, 1/01/26 ...........................................          7,250,000          6,294,523
   Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
    Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 ...........................          7,825,000          8,381,984
   Midland County EDR, Refunding,
      Series A, 6.875%, 7/23/09 ...........................................................         35,000,000         35,834,750
      Series B, 6.75%, 7/23/09 ............................................................          4,000,000          4,102,400
   Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, ETM, 5.60%, 2/15/13 ..............................................          2,155,000          2,291,993
   Wayne County Downriver Systems Sewer Disposal Revenue, Series A, Pre-Refunded, 7.00%,
    11/01/13 ..............................................................................          1,900,000          2,023,253
   Wayne County GO,
      IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ...............................          4,500,000          4,785,750
      South Huron Valley Wastewater Control, Refunding, ETM, 7.875%, 5/01/02 ..............            460,000            470,525
                                                                                                                   --------------
                                                                                                                      176,442,737
                                                                                                                   --------------
   MINNESOTA 2.0%
   Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%, 4/01/10 ..........          1,500,000          1,532,670
   Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding, 8.00%,
    12/01/15 ..............................................................................          5,000,000          4,110,300
   International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 .......          4,750,000          4,124,188
   Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ...........          2,200,000          2,076,998
   Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%,
    12/01/19 ..............................................................................            600,000            622,098
   Minneapolis Revenue, Walker Methodist Senior Services, Series A,
      5.875%, 11/15/18 ....................................................................          2,500,000          2,171,225
      6.00%, 11/15/28 .....................................................................          2,500,000          2,128,625
   Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Series A, 6.375%, 11/15/29 ............................................................          7,500,000          7,924,575
   Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .          3,115,000          3,233,931
   Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26           5,165,000          3,873,750
   Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ...........          4,110,000          4,297,539
   Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 .............          3,385,000          3,670,152
(d)South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 ............         10,000,000          6,400,000
   St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ..........................................          5,610,000          5,812,521
   St. Paul Housing and RDA, Tax Allocation, Housing Tax, 8.625%, 9/01/07 .................          1,125,000          1,161,563
   St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21            550,000            559,328
   St. Paul Port Authority IDR,
      Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ...............................             40,000             36,956
      SDA Enterprises, Series K, 10.25%, 10/01/10 .........................................          1,095,000            993,187
      Series A-I, 8.50%, 12/01/01 .........................................................            240,000            238,819
      Series A-I, 9.00%, 12/01/02 .........................................................            260,000            259,485
      Series A-I, 9.00%, 12/01/12 .........................................................          4,300,000          3,681,617
      Series A-II, 8.50%, 12/01/01 ........................................................            235,000            233,844
      Series A-II, 9.00%, 12/01/02 ........................................................            255,000            254,495
      Series A-II, 9.00%, 12/01/12 ........................................................          4,235,000          3,625,965
      Series A-III, 8.50%, 12/01/01 .......................................................            245,000            243,795
      Series A-III, 9.00%, 12/01/02 .......................................................            265,000            264,475
      Series A-III, 9.00%, 12/01/12 .......................................................          4,430,000          3,792,922
      Series A-IV, 8.50%, 12/01/01 ........................................................            190,000            189,065
      Series A-IV, 9.00%, 12/01/02 ........................................................            205,000            204,594
      Series A-IV, 9.00%, 12/01/12 ........................................................          3,375,000          2,889,641
      Series C, 10.00%, 12/01/01 ..........................................................            860,000            870,363

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   St. Paul Port Authority IDR, (cont.)
      Series C, 10.00%, 12/01/02 ..........................................................     $      715,000     $      724,581
      Series C, 10.00%, 12/01/06 ..........................................................          2,930,000          2,728,357
      Series C, 9.875%, 12/01/08 ..........................................................          3,100,000          2,852,651
      Series F, 8.00%, 9/01/01 ............................................................             25,000             24,946
      Series F, 10.25%, 10/01/01 ..........................................................             80,000             80,110
      Series F, 8.00%, 9/01/02 ............................................................             25,000             24,890
      Series F, 10.25%, 10/01/02 ..........................................................             90,000             90,088
      Series F, 8.00%, 9/01/19 ............................................................            775,000            581,638
      Series I, 10.75%, 12/01/01 ..........................................................             15,000             15,049
      Series I, 10.75%, 12/01/02 ..........................................................             15,000             15,065
      Series J, 9.50%, 12/01/01 ...........................................................             80,000             80,135
      Series J, 9.50%, 12/01/02 ...........................................................             95,000             95,124
      Series J, 9.50%, 12/01/11 ...........................................................          1,325,000          1,183,596
      Series L, 9.50%, 12/01/01 ...........................................................             40,000             40,068
      Series L, 9.75%, 12/01/01 ...........................................................             25,000             25,042
      Series L, 9.50%, 12/01/02 ...........................................................             45,000             45,059
      Series L, 9.75%, 12/01/02 ...........................................................             30,000             30,034
      Series L, 9.50%, 12/01/14 ...........................................................          1,025,000            901,959
      Series L, 9.75%, 12/01/14 ...........................................................          1,530,000          1,352,474
      Series N, 10.00%, 12/01/01 ..........................................................             65,000             65,098
      Series N, 10.75%, 10/01/02 ..........................................................            720,000            723,038
      Series N, 10.00%, 12/01/02 ..........................................................             65,000             65,072
      Series N, 10.00%, 12/01/14 ..........................................................          1,405,000          1,249,256
      Series S, 9.625%, 12/01/01 ..........................................................             55,000             55,098
      Series S, 9.625%, 12/01/02 ..........................................................             60,000             60,073
      Series S, 9.625%, 12/01/14 ..........................................................          1,280,000          1,137,421
      Series T, 9.625%, 12/01/01 ..........................................................             30,000             30,052
      Series T, 9.625%, 12/01/02 ..........................................................             35,000             35,042
      Series T, 9.625%, 12/01/14 ..........................................................            910,000            808,635
   St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
      6/01/16 .............................................................................          4,815,000          4,815,000
      6/01/26 .............................................................................         10,660,000         10,660,000
   Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A,
    5.875%, 9/01/29 .......................................................................          4,000,000          3,745,000
                                                                                                                   --------------
                                                                                                                      105,818,337
                                                                                                                   --------------
   MISSISSIPPI .7%
   Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 .........         33,295,000         30,947,703
   Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
      Refunding, Series A, 5.50%, 10/01/21 ................................................          4,000,000          3,342,160
      Series B, 5.50%, 10/01/21 ...........................................................          1,000,000            835,540
   Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project, Refunding,
    5.90%, 5/01/22 ........................................................................          4,975,000          4,777,343
                                                                                                                   --------------
                                                                                                                       39,902,746
                                                                                                                   --------------
   MISSOURI 1.3%
   Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
      Pre-Refunded, 6.25%, 12/01/16 .......................................................          1,000,000          1,135,750
      Pre-Refunded, 6.40%, 12/01/25 .......................................................          3,000,000          3,421,830
      Refunding, 5.25%, 12/01/20 ..........................................................         12,280,000         10,909,798
      Refunding, 5.25%, 12/01/26 ..........................................................          8,875,000          7,704,743
   St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
      7.625%, 12/01/09 ....................................................................          8,000,000          8,365,760
      7.75%, 12/01/13 .....................................................................          5,175,000          5,413,361
      7.875%, 12/01/24 ....................................................................          6,000,000          6,278,400
   St. Louis Municipal Finance Corp. Leasehold Revenue,
      City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .............          8,640,000          9,232,790
      Refunding, Series A, 6.00%, 7/15/13 .................................................         14,250,000         15,038,738

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MISSOURI (CONT.)
   West Plains IDA, Hospital Revenue,
      Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 ...........................     $      500,000     $      433,150
      Ozarks Medical Center, 6.30%, 11/15/11 ..............................................          1,000,000            936,360
      Ozarks Medical Center, 6.75%, 11/15/24 ..............................................          1,870,000          1,684,982
                                                                                                                   --------------
                                                                                                                       70,555,662
                                                                                                                   --------------
   MONTANA .4%
   Montana State Board of Housing SFM, Series A, FHA Insured, 8.275%, 10/01/03 ............            170,000            173,488
   Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy
    Project, 7.00%, 12/31/19 ..............................................................         20,750,000         20,438,750
                                                                                                                   --------------
                                                                                                                       20,612,238
                                                                                                                   --------------
   NEBRASKA .2%
   Kearney IDR, Great Platte River Road, 6.75%,
      1/01/23 .............................................................................          9,000,000          5,594,940
      1/01/28 .............................................................................          6,500,000          4,029,415
   Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical
    Center,
      6.375%, 12/15/08 ....................................................................          1,145,000          1,189,747
      Pre-Refunded, 6.375%, 12/15/08 ......................................................            955,000          1,020,332
                                                                                                                   --------------
                                                                                                                       11,834,434
                                                                                                                   --------------
   NEVADA 3.3%
   Clark County IDR, Southwest Gas Corp., Series A, 6.50%, 12/01/33 .......................         13,775,000         13,754,613
   Clark County ID Special Assessment, Special Improvement District No. 108, Summerlin,
    6.625%, 2/01/17 .......................................................................          7,550,000          7,728,633
   Director of State Department of Business and Industry Revenue, Las Vegas Monorail
    Project, Second Tier,
      7.25%, 1/01/23 ......................................................................          8,000,000          7,998,800
      7.375%, 1/01/30 .....................................................................          9,000,000          9,028,530
      7.375%, 1/01/40 .....................................................................         20,000,000         19,984,200
   Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 ...........................          3,555,000          3,682,269
   Henderson Local ID No. T-1, Special Assessment, Series A, 8.50%, 8/01/13 ...............         21,040,000         22,617,369
   Henderson Local ID No. T-10, Special Assessment, 7.50%, 8/01/15 ........................          6,960,000          7,132,051
   Henderson Local ID No. T-12, Special Assessment, Series A, 7.375%, 8/01/18 .............         48,305,000         50,457,954
   Henderson Local ID No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ........          3,190,000          3,121,319
   Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A, 6.10%,
    6/15/14 ...............................................................................          3,500,000          3,557,890
   Las Vegas Local Improvement Bond Special Assessment, ID No. 404, FSA Insured, 5.85%,
    11/01/09 ..............................................................................          3,285,000          3,360,391
   Las Vegas Special Assessment ID No. 505, Special Assessment, Elkhorn Springs, 8.00%,
    9/15/13 ...............................................................................          7,100,000          7,317,686
   Nevada Housing Division Revenue, SF Program,
      FI/GML, Series A-1, 8.75%, 10/01/04 .................................................            140,000            143,976
      FI/GML, Series A-2, 8.65%, 10/01/01 .................................................             55,000             55,074
      FI/GML, Series B, 9.50%, 10/01/01 ...................................................             45,000             45,566
      FI/GML, Series B-1, 7.90%, 10/01/05 .................................................            430,000            439,675
      FI/GML, Series C-1, 7.55%, 10/01/05 .................................................            530,000            535,030
      Series B-2, 9.65%, 10/01/02 .........................................................             45,000             45,200
      Series C-1, 9.60%, 10/01/02 .........................................................             90,000             90,220
   Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, 6.40%,
    7/01/29 ...............................................................................         15,415,000         17,066,717
                                                                                                                   --------------
                                                                                                                      178,163,163
                                                                                                                   --------------
   NEW HAMPSHIRE 1.7%
   New Hampshire Higher Education and Health Facilities Authority Revenue,
      Hillcrest Terrace, 7.50%, 7/01/24 ...................................................         18,150,000         15,889,599
      Littleton Hospital Association, Series B., 5.90%, 5/01/28 ...........................          2,000,000          1,613,340
      New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ...............          1,300,000          1,197,443
   New Hampshire State Business Finance Authority PCR,
      Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 ...............         21,000,000         20,296,710
      United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 ......................          3,000,000          2,967,630
   New Hampshire State IDAR, Pollution Control, Public Service Co. of New Hampshire
    Project,
      Series A, 7.65%, 5/01/21 ............................................................         10,970,000         11,205,526
      Series C, 7.65%, 5/01/21 ............................................................         34,635,000         35,378,613
                                                                                                                   --------------
                                                                                                                       88,548,861
                                                                                                                   --------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW JERSEY 3.2%
   Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group,
    Refunding, 7.50%, 7/01/30 .............................................................     $    5,000,000     $    5,040,900
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
      Series 1, 6.00%, 1/01/19 ............................................................          2,180,000          2,160,925
      Series 1, 6.00%, 1/01/29 ............................................................          5,000,000          4,881,250
      Series 2, 6.125%, 1/01/19 ...........................................................          2,125,000          2,130,313
      Series 2, 6.125%, 1/01/29 ...........................................................          5,105,000          5,066,713
   New Jersey EDA Lease Revenue, International Center for Public Health Project, University
    of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..............................          9,965,000         10,717,158
   New Jersey EDA Revenue, First Mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .......          1,500,000          1,216,425
   New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
      6.625%, 9/15/12 .....................................................................         18,500,000         19,094,220
      6.25%, 9/15/19 ......................................................................         54,420,000         51,128,678
      6.40%, 9/15/23 ......................................................................         73,030,000         69,362,433
   New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
    8.40%, 7/01/19 ........................................................................          2,100,000          2,105,943
                                                                                                                   --------------
                                                                                                                      172,904,958
                                                                                                                   --------------
   NEW MEXICO 3.6%
   Farmington PCR,
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
       12/01/16 ...........................................................................         24,045,000         23,735,300
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%,
       8/15/23 ............................................................................         58,250,000         56,495,510
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
       4/01/22 ............................................................................         66,125,000         64,002,388
      Public Service Co. Project, Series A, 6.60%, 10/01/29 ...............................          6,000,000          5,953,860
      Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ................................         37,000,000         37,762,200
   New Mexico Mortgage Finance Authority SFM Program Revenue,
      Series A, 9.10%, 9/01/03 ............................................................            370,000            378,059
      Sub Series A, 9.55%, 9/01/02 ........................................................            250,000            252,215
   Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%,
    5/15/15 ...............................................................................          3,620,000          3,957,239
                                                                                                                   --------------
                                                                                                                      192,536,771
                                                                                                                   --------------
   NEW YORK 8.9%
   MTA Service Contract Revenue,
      Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ............................          3,860,000          3,960,244
      Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ............................          3,330,000          3,529,700
      Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ............................          3,050,000          3,234,769
      Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 .............................          2,330,000          2,469,730
      Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 .............................          2,470,000          2,619,633
      Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ............................          7,830,000          8,301,601
   MTA Transit Facilities Revenue, Series A, MBIA Insured, 5.875%, 7/01/27 ................         22,700,000         24,037,938
   New York City GO,
      Refunding, Series E, 7.50%, 2/01/18 .................................................             45,000             46,929
      Refunding, Series F, 6.00%, 8/01/11 .................................................         10,000,000         10,840,100
      Refunding, Series H, 6.25%, 8/01/15 .................................................         25,000,000         27,263,000
      Refunding, Series H, 6.125%, 8/01/25 ................................................          5,600,000          5,969,488
      Refunding, Series J, 6.00%, 8/01/21 .................................................         10,000,000         10,609,000
      Series A, 6.125%, 8/01/06 ...........................................................          9,955,000         10,742,441
      Series A, 6.25%, 8/01/08 ............................................................         10,000,000         10,807,100
      Series A, 6.25%, 8/01/21 ............................................................            845,000            871,989
      Series A, Pre-Refunded, 6.125%, 8/01/06 .............................................            235,000            257,050
      Series B, 7.00%, 2/01/18 ............................................................          3,255,000          3,380,220
      Series B, 7.00%, 2/01/19 ............................................................          3,375,000          3,503,014
      Series B, 7.00%, 2/01/20 ............................................................          3,305,000          3,430,028
      Series B, 6.00%, 8/15/26 ............................................................          4,355,000          4,597,312
      Series B, Pre-Refunded, 6.75%, 10/01/15 .............................................            100,000            106,601
      Series B, Pre-Refunded, 7.00%, 2/01/18 ..............................................            835,000            874,930
      Series B, Pre-Refunded, 7.00%, 2/01/19 ..............................................          1,625,000          1,702,708
      Series B, Pre-Refunded, 7.00%, 2/01/20 ..............................................          2,440,000          2,556,681
      Series B, Pre-Refunded, 6.00%, 8/15/26 ..............................................            645,000            722,065
      Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ..............................         17,070,000         19,120,278

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York City GO, (cont.)
      Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ..............................     $    5,000,000     $    5,640,750
      Series C, Pre-Refunded, 7.25%, 8/15/24 ..............................................          7,905,000          8,046,658
      Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ..............................             55,000             58,566
      Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ..............................            370,000            393,991
      Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 ..............................            435,000            466,168
      Series D, 6.00%, 2/15/10 ............................................................          8,155,000          8,694,290
      Series D, 7.625%, 2/01/14 ...........................................................             40,000             41,788
      Series D, 7.50%, 2/01/18 ............................................................              5,000              5,214
      Series D, Pre-Refunded, 7.70%, 2/01/11 ..............................................            150,000            158,171
      Series D, Pre-Refunded, 7.625%, 2/01/13 .............................................            400,000            421,524
      Series D, Pre-Refunded, 7.625%, 2/01/14 .............................................            810,000            853,586
      Series D, Pre-Refunded, 7.50%, 2/01/18 ..............................................            380,000            400,026
      Series D, Pre-Refunded, 7.50%, 2/01/19 ..............................................            330,000            347,391
      Series E, 6.25%, 2/15/07 ............................................................          3,270,000          3,551,416
      Series E, Pre-Refunded, 7.50%, 2/01/18 ..............................................            480,000            505,296
      Series F, 7.625%, 2/01/13 ...........................................................             45,000             47,024
      Series F, 7.625%, 2/01/15 ...........................................................              5,000              5,221
      Series F, 7.50%, 2/01/21 ............................................................            110,000            114,615
      Series F, Pre-Refunded, 7.625%, 2/01/13 .............................................            310,000            326,681
      Series F, Pre-Refunded, 7.625%, 2/01/14 .............................................            275,000            289,798
      Series F, Pre-Refunded, 7.625%, 2/01/15 .............................................             25,000             26,345
      Series F, Pre-Refunded, 7.50%, 2/01/21 ..............................................            575,000            605,303
      Series F, Pre-Refunded, 6.625%, 2/15/25 .............................................          8,625,000          9,620,756
      Series G, 5.75%, 8/01/10 ............................................................            505,000            532,194
      Series G, 6.125%, 10/15/11 ..........................................................         20,480,000         22,540,902
      Series G, 6.20%, 10/15/14 ...........................................................         10,000,000         10,958,700
      Series G, 7.50%, 2/01/22 ............................................................             10,000             10,418
      Series G, Pre-Refunded, 7.50%, 2/01/22 ..............................................             50,000             52,612
      Series H, 7.20%, 2/01/15 ............................................................            875,000            910,438
      Series H, 7.00%, 2/01/22 ............................................................             10,000             10,374
      Series H, Pre-Refunded, 7.20%, 2/01/14 ..............................................            625,000            655,994
      Series H, Pre-Refunded, 7.20%, 2/01/15 ..............................................            500,000            525,025
      Series H, Pre-Refunded, 7.00%, 2/01/19 ..............................................          2,245,000          2,353,389
      Series H, Pre-Refunded, 7.00%, 2/01/20 ..............................................            280,000            293,518
      Series H, Pre-Refunded, 7.00%, 2/01/22 ..............................................             25,000             26,196
      Series I, 6.25%, 4/15/17 ............................................................         23,865,000         25,685,422
      Series I, 6.25%, 4/15/27 ............................................................          7,705,000          8,238,109
      Series I, Pre-Refunded, 6.25%, 4/15/17 ..............................................          1,505,000          1,706,595
      Series I, Pre-Refunded, 6.25%, 4/15/27 ..............................................         15,215,000         17,253,049
   New York City IDA,
      Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ...          7,105,000          7,051,144
      IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ..................          7,500,000          6,738,525
   New York State Dormitory Authority Revenue,
      City University System, Third General, Series 2, 6.00%, 7/01/26 .....................          6,100,000          6,450,567
      Mental Health Services Facilities, Series A, 6.00%, 8/15/17 .........................         11,240,000         12,014,661
      State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ...............          5,000,000          5,608,650
   New York State HFA, Service Contract Obligation Revenue, Series A, 6.00%, 3/15/26 ......          4,975,000          5,245,541
   New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 ..............................         12,515,000         13,302,068
   New York State Medical Care Facilities Finance Agency Revenue, Hospital and Nursing,
    Series B,
      FHA Insured, 6.95%, 2/15/32 .........................................................          3,305,000          3,423,583
      Pre-Refunded, 6.95%, 2/15/32 ........................................................            695,000            732,593
   New York State Mortgage Agency Revenue, Homeowners Mortgage,
      Series 59, 6.10%, 10/01/15 ..........................................................          2,000,000          2,117,800
      Series 59, 6.15%, 10/01/17 ..........................................................          2,750,000          2,894,100
      Series 61, 5.80%, 10/01/16 ..........................................................          5,000,000          5,229,600
   New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
    Series 7, 5.70%, 1/01/27 ..............................................................          4,750,000          4,919,195

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%,
      12/01/19 ............................................................................     $    2,520,000     $    2,153,743
      12/01/29 ............................................................................          7,560,000          6,153,916
   Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC
    Project, Refunding,
      6.80%, 11/01/14 .....................................................................          5,000,000          4,986,200
      7.00%, 11/01/30 .....................................................................          7,000,000          6,930,070
   Port Authority of New York and New Jersey Special Obligation Revenue,
      2nd Installment, 6.50%, 10/01/01 ....................................................            600,000            607,764
      3rd Installment, 7.00%, 10/01/07 ....................................................          8,000,000          8,563,040
      4th Installment, Special Project, 6.75%, 10/01/11 ...................................            925,000            964,960
      5th Installment, 6.75%, 10/01/19 ....................................................         17,500,000         18,041,625
      Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 .............         10,000,000         10,281,600
      Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ............         27,650,000         28,436,643
   TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds, Series 1, 6.25%,
    7/15/27 ...............................................................................         14,000,000         14,448,980
   Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
      6.40%, 6/01/14 ......................................................................            725,000            636,586
      6.45%, 6/01/24 ......................................................................          1,950,000          1,615,224
   Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 .............................................................          1,005,000          1,012,296
                                                                                                                   --------------
                                                                                                                      478,488,736
                                                                                                                   --------------
   North Carolina 1.6%
   Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series D, 6.75%, 1/01/26 .................................................          5,000,000          5,270,950
      Series D, 6.70%, 1/01/19 ............................................................          2,000,000          2,119,300
   North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding,
      Series A, 5.75%, 1/01/26 ............................................................         37,500,000         36,247,125
      Series B, 5.75%, 1/01/24 ............................................................         35,750,000         34,686,438
   North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
      3/01/16 .............................................................................          2,675,000          2,820,467
      9/01/17 .............................................................................          1,770,000          1,858,854
                                                                                                                   --------------
                                                                                                                       83,003,134
                                                                                                                   --------------
   North Dakota .5%
   Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 ........................................................................         24,655,000         25,987,110
                                                                                                                   --------------
   Ohio 2.8%
   Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
    Refunding,
      Series C, 6.05%, 10/01/09 ...........................................................          7,500,000          7,539,375
      Series E, 6.05%, 10/01/09 ...........................................................          4,000,000          4,021,000
   Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
      Refunding, 5.50%, 7/01/17 ...........................................................          3,100,000          2,569,869
      Refunding, 5.50%, 7/01/21 ...........................................................          4,700,000          3,785,098
      Series A, 6.625%, 7/01/13 ...........................................................          1,000,000          1,001,460
   Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
    Series A,
      6.625%, 7/01/14 .....................................................................          1,000,000            971,080
      6.75%, 7/01/20 ......................................................................          2,000,000          1,904,600
   Montgomery County Health Systems Revenue,
      Series B, 8.10%, 7/01/01 ............................................................            300,000            302,097
      Series B-1, 8.10%, 7/01/01 ..........................................................            300,000            302,097
      Series B-1, Pre-Refunded, 8.10%, 7/01/18 ............................................          6,300,000          7,527,933
      Series B-2, Pre-Refunded, 8.10%, 7/01/18 ............................................          6,500,000          7,782,745
      St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 .................................          9,600,000         11,486,167
   Ohio State Air Quality Development Authority Revenue,
      Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .......................         17,900,000         17,985,383
      PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ........................          8,000,000          7,999,440
(d)Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 ........         16,650,000          2,497,500
   Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
    Refunding, Series A, 8.00%, 10/01/23 ..................................................         27,700,000         29,765,312
   Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC Insured,
    5.90%, 12/01/21 .......................................................................          9,250,000          9,650,433

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
      7.00%, 4/01/04 ......................................................................       $  3,445,000     $    3,557,652
      7.25%, 4/01/09 ......................................................................          5,385,000          5,653,065
      7.375%, 4/01/14 .....................................................................          8,200,000          8,612,952
      7.50%, 4/01/19 ......................................................................         14,365,000         14,653,880
   Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 .          1,500,000          1,453,635
                                                                                                                   --------------
                                                                                                                      151,022,773
                                                                                                                   --------------
   OKLAHOMA .1%
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    6.00%, 8/15/14 ........................................................................          4,000,000          3,704,000
                                                                                                                   --------------
   OREGON 1.9%
   Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
      5.75%, 1/01/13 ......................................................................         13,000,000         12,223,250
      5.875%, 1/01/16 .....................................................................         19,400,000         18,202,632
      6.00%, 1/01/25 ......................................................................         61,060,000         56,204,509
   Oregon State Department of Administrative Services COP, Series A, AMBAC Insured, 6.00%,
    5/01/26 ...............................................................................          9,400,000         10,156,324
   Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
    Linfield College Project, Series A, 6.75%, 10/01/25 ...................................          5,220,000          5,762,567
                                                                                                                   --------------
                                                                                                                      102,549,282
                                                                                                                   --------------
   PENNSYLVANIA 6.1%
   Allegheny County Hospital Development Authority Revenue, Health System,
      Series A, 6.50%, 11/15/30 ...........................................................         10,000,000         10,996,000
      Series B, 8.65%, 11/15/05 ...........................................................          2,000,000          2,008,700
      Series B, 9.25%, 11/15/15 ...........................................................         25,000,000         24,815,750
      Series B, 9.25%, 11/15/22 ...........................................................         25,000,000         24,113,250
      Series B, 9.25%, 11/15/30 ...........................................................         25,000,000         23,810,500
   Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
      6.10%, 7/15/20 ......................................................................          5,500,000          5,288,360
      Series A, 6.70%, 12/01/20 ...........................................................          6,000,000          6,001,800
   Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...........          4,000,000          4,143,680
   Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
    Asbury Health Center, Refunding, 6.375%,
      12/01/19 ............................................................................          1,000,000            883,040
      12/01/24 ............................................................................          1,750,000          1,515,675
   Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health
    Center Project, Refunding, 7.40%, 12/01/15 ............................................          5,250,000          5,230,523
   Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
      6.10%, 1/01/04 ......................................................................          1,310,000          1,305,520
      6.10%, 1/01/06 ......................................................................          2,140,000          2,123,950
      6.50%, 1/01/08 ......................................................................            425,000            426,573
      6.20%, 7/01/19 ......................................................................          6,500,000          6,011,005
      6.10%, 7/01/13 ......................................................................         20,500,000         19,264,260
   Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 .................          1,650,000          1,670,064
   Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A,
    MBIA Insured, 6.15%, 8/01/29 ..........................................................          4,000,000          4,239,120
   Montgomery County Higher Education and Health Authority Revenue, First Mortgage, Holy
    Redeemer Long Term Care, Series A, Pre-Refunded,
      8.20%, 6/01/06 ......................................................................          1,295,000          1,357,251
      8.00%, 6/01/22 ......................................................................          3,500,000          3,713,745
   Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 ..............................         10,000,000         10,261,000
   Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
      6.25%, 9/01/04 ......................................................................          4,090,000          4,200,471
      6.60%, 9/01/09 ......................................................................         16,000,000         16,662,880
      6.70%, 9/01/14 ......................................................................         20,760,000         21,667,004
      6.75%, 9/01/19 ......................................................................         15,800,000         16,527,116
   Pennsylvania Economic Development Financing Authority Exempt Facilities Revenues,
    AMTRAK Project, Series A, 6.25%, 11/01/31 .............................................          2,000,000          1,994,380
   Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D,
    7.125%, 12/01/15 ......................................................................         10,000,000         10,366,500
   Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%, 11/15/16 ..         13,000,000         13,557,830

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Philadelphia Gas Works Revenue,
      14th Series A, Pre-Refunded, 6.375%, 7/01/26 ........................................       $    885,000     $      954,242
      Refunding, 14th Series, 6.375%, 7/01/26 .............................................          1,965,000          1,941,675
   Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ...................................          3,080,000          3,253,065
   Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
      5.85%, 5/15/13 ......................................................................          2,200,000          1,912,922
      5.75%, 5/15/18 ......................................................................          1,500,000          1,221,105
      5.875%, 5/15/28 .....................................................................          2,500,000          1,959,700
   Philadelphia Municipal Authority Revenue, Lease,
      Refunding, Series D, 6.30%, 7/15/17 .................................................          3,500,000          3,521,875
      Sub Series C, 8.625%, 11/15/16 ......................................................            835,000            865,269
      Sub Series D, 6.25%, 7/15/13 ........................................................          3,000,000          3,037,500
   Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ...................         13,450,000         14,515,240
   Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 ........................................................................         26,305,000         26,398,909
   South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
    Project, Series A, MBIA Insured, 5.75%, 7/01/16 .......................................          8,130,000          8,555,362
   South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ........          7,735,000          7,839,190
   Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%,
    4/01/14 ...............................................................................          5,025,000          5,381,926
                                                                                                                   --------------
                                                                                                                      325,513,927
                                                                                                                   --------------
   RHODE ISLAND .3%
   Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
    Series 17-A, 6.25%, 4/01/17 ...........................................................          5,000,000          5,233,100
   Rhode Island State Health and Educational Building Corp. Revenue,
      Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ..........          3,500,000          3,615,010
      Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 .........................          6,000,000          6,111,420
   West Warwick GO, Series A,
      7.00%, 8/15/02 ......................................................................             90,000             92,194
      7.30%, 7/15/08 ......................................................................            770,000            840,070
                                                                                                                   --------------
                                                                                                                       15,891,794
                                                                                                                   --------------
   SOUTH CAROLINA .3%
   Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc.,
    8.00%, 11/01/13 .......................................................................          3,270,000          3,134,393
   Piedmont Municipal Power Agency Electric Revenue, Refunding,
      6.60%, 1/01/21 ......................................................................          3,660,000          3,663,074
      Series A, AMBAC Insured, 6.55%, 1/01/16 .............................................          4,110,000          4,114,151
   South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes,
    Refunding,
      5.65%, 5/01/18 ......................................................................          1,200,000          1,023,552
      5.70%, 5/01/26 ......................................................................          4,235,000          3,438,524
                                                                                                                   --------------
                                                                                                                       15,373,694
                                                                                                                   --------------
   SOUTH DAKOTA .2%
   South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ............          5,000,000          5,230,450
   South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes
    Health Care,
      Pre-Refunded, 7.25%, 4/01/22 ........................................................          2,480,000          2,699,430
      Refunding, 7.25%, 4/01/22 ...........................................................          1,020,000          1,043,990
                                                                                                                   --------------
                                                                                                                        8,973,870
                                                                                                                   --------------
   TENNESSEE .2%
   Knox County Health Educational and Housing Facilities Board MFHR, East Towne Village
    Project, GNMA Secured, 8.20%, 7/01/28 .................................................          2,980,000          3,035,279
   Memphis-Shelby County Airport Authority Special Facilities and Project Revenue,
    Federal Express Corp., 7.875%, 9/01/09 ................................................          6,000,000          6,255,780
   Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise,
    10.125%, 12/01/11 .....................................................................          2,600,000          2,670,720
   Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 ......................            165,000            174,459
                                                                                                                   --------------
                                                                                                                       12,136,238
                                                                                                                   --------------
   TEXAS 2.0%
   Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project,
    7.50%, 12/01/29 .......................................................................         10,000,000         10,233,000
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
    Services, Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ................................          8,750,000          9,509,938
   Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ............................          4,010,000          4,152,916

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ..................       $  5,000,000     $    4,124,100
   El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 ................................          2,790,000          2,881,763
   Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
    Refunding, 6.25%, 8/15/29 .............................................................         10,975,000          9,181,356
   Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
    Refunding,
      5.60%, 1/01/27 ......................................................................          8,640,000          6,586,272
      Series A, 5.60%, 4/01/18 ............................................................          4,500,000          3,595,815
   Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured,
    6.10%, 4/01/18 ........................................................................          7,000,000          7,479,150
   Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
      Series A, 6.50%, 10/01/08 ...........................................................            755,000            759,236
      Series A, 6.75%, 10/01/14 ...........................................................         12,990,000         13,070,668
      Series A, 6.25%, 10/01/17 ...........................................................          4,795,000          4,736,309
      Series B, 5.75%, 10/01/08 ...........................................................          1,315,000          1,301,442
      Series B, 6.125%, 10/01/13 ..........................................................          5,340,000          5,250,288
      Series B, 5.50%, 10/01/20 ...........................................................         11,255,000         10,226,180
   Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .........          7,430,000          7,677,048
   Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ............          4,000,000          4,167,480
                                                                                                                   --------------
                                                                                                                      104,932,961
                                                                                                                   --------------
   U.S. Territories 3.6%
   District of Columbia GO,
      Refunding, Series A, 5.875%, 6/01/05 ................................................          3,935,000          4,102,828
      Refunding, Series A, 6.00%, 6/01/07 .................................................         10,905,000         11,500,195
      Series A, ETM, 5.875%, 6/01/05 ......................................................          3,865,000          4,169,717
      Series A, ETM, 6.00%, 6/01/07 .......................................................            870,000            962,133
      Series A, Pre-Refunded, 6.375%, 6/01/11 .............................................         22,770,000         25,613,973
      Series A, Pre-Refunded, 6.375%, 6/01/16 .............................................         27,230,000         30,631,027
      Series E, FSA Insured, 6.00%, 6/01/11 ...............................................          5,000,000          5,260,200
   District of Columbia Hospital Revenue,
      Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, ETM, 5.875%, 8/15/19 .          8,850,000          9,437,552
      Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ............          1,585,000          1,648,511
      Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 ...........          4,500,000          4,807,350
   District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special
    Tax Revenue, 5.625%, 11/01/10 .........................................................            510,000            514,044
   District of Columbia Revenue,
      Carnegie Endowment Revenue, 5.75%, 11/15/26 .........................................          5,410,000          5,585,879
      Methodist Home Issue, 6.00%, 1/01/29 ................................................          4,750,000          3,842,560
   Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
    Series A, 6.25%, 3/15/28 ..............................................................         14,620,000         14,357,863
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
    6.85%, 3/15/28 ........................................................................          8,855,000          8,942,045
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    Series A, 7.75%, 7/01/08 ..............................................................            700,000            702,380
   Virgin Islands PFA Revenue,
      Matching Fund Loan Notes, Series A, Pre-Refunded, 7.25%, 10/01/18 ...................         14,000,000         15,126,300
      sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ....................         15,000,000         14,749,200
      sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ...................          9,000,000          8,698,410
      sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ....................         15,000,000         14,891,550
   Virgin Islands Water and Power Authority Electric System Revenue, Series A,
    Pre-Refunded, 7.40%, 7/01/11 ..........................................................            335,000            345,355
   Virgin Islands Water and Power Authority Water System Revenue, Series B, Pre-Refunded,
    7.60%, 1/01/12 ........................................................................          4,000,000          4,299,240
                                                                                                                   --------------
                                                                                                                      190,188,312
                                                                                                                   --------------
   Utah .1%
   Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ..............................          2,000,000          2,094,160
   Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding,
    Series A, 7.45%, 7/01/17 ..............................................................          2,500,000          2,444,350
(c)Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 ..........          3,500,000            140,000
   Utah State HFA, SFM,
      Series A-2, 9.625%, 7/01/02 .........................................................             10,000             10,032
      Series A-2, 9.45%, 7/01/03 ..........................................................             15,000             15,088
      Series B-2, 9.50%, 7/01/02 ..........................................................              5,000              5,044
      Series B-2, 9.45%, 7/01/03 ..........................................................             20,000             20,147
      Series C-2, 9.05%, 7/01/03 ..........................................................             30,000             30,669
      Series D-2, 9.00%, 7/01/03 ..........................................................             90,000             91,988

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   UTAH (CONT.)
   Utah State HFA, SFM,
      Series E-1, 8.70%, 7/01/03 ..........................................................     $      115,000     $      117,455
      Sub Series B-2, 8.70%, 7/01/04 ......................................................            210,000            215,584
      Sub Series D, 8.45%, 7/01/04 ........................................................            100,000            100,437
                                                                                                                   --------------
                                                                                                                        5,284,954
                                                                                                                   --------------
   VERMONT .3%
   Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen
    Health, Series A, AMBAC Insured, 6.00%, 12/01/23 ......................................         15,000,000         16,040,250
                                                                                                                   --------------
   VIRGINIA .5%
   Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
    Westminster Canterbury Project, Series A,
      7.125%, 11/01/23 ....................................................................          5,000,000          4,963,250
      7.25%, 11/01/32 .....................................................................          9,000,000          9,018,630
   Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ...          9,715,000         10,081,838
                                                                                                                   --------------
                                                                                                                       24,063,718
                                                                                                                   --------------
   WEST VIRGINIA .2%
   West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital
    Project, Refunding and Improvement, 7.25%, 7/01/20 ....................................         15,000,000          9,337,500
   West Virginia State Water Development Authority Revenue, Solid Waste Management,
    Series C, 8.125%, 8/01/15 .............................................................          2,215,000          2,264,616
                                                                                                                   --------------
                                                                                                                       11,602,116
                                                                                                                   --------------
   WISCONSIN .4%
   Kaukauna Environmental Improvement Revenue, International Paper Company Project,
    Series A, 6.70%, 5/01/24 ..............................................................          4,100,000          4,262,893
   Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 .............          2,275,000          2,368,389
   Wisconsin State Health and Educational Facilities Authority Revenue,
      Clement Manor, Refunding, 5.75%, 8/15/24 ............................................          4,000,000          3,173,600
      Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .......................          9,510,000         10,034,572
                                                                                                                   --------------
                                                                                                                       19,839,454
                                                                                                                   --------------
   WYOMING .2%
   Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ....         10,500,000         10,832,010
   Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 .................................          1,000,000          1,042,400
                                                                                                                   --------------
                                                                                                                       11,874,410
                                                                                                                   --------------
   TOTAL BONDS ............................................................................                         4,882,351,032
                                                                                                                   --------------
   ZERO COUPON BONDS 6.2%
   CALIFORNIA 4.8%
   Foothill/Eastern Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding,1/15/22 .............................................         49,115,000         13,797,386
      Capital Appreciation, Refunding,1/15/31 .............................................          4,000,000            647,840
      Capital Appreciation, Refunding,1/15/36 .............................................          4,000,000            469,640
      Convertible Capital Appreciation, Refunding, 1/15/23 ................................         35,000,000         21,816,550
      Convertible Capital Appreciation, Refunding, 1/15/34 ................................          4,500,000            601,245
   San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
      7/01/09 .............................................................................          3,750,000          2,599,913
      7/01/10 .............................................................................          4,500,000          2,958,480
      7/01/12 .............................................................................          4,500,000          2,644,695
      7/01/13 .............................................................................          4,250,000          2,354,713
      7/01/14 .............................................................................          2,250,000          1,172,925
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      junior lien, ETM, 1/01/04 ...........................................................          7,400,000          6,681,904
      junior lien, ETM, 1/01/05 ...........................................................          8,000,000          6,933,120
      junior lien, ETM, 1/01/06 ...........................................................          9,000,000          7,477,650
      junior lien, ETM, 1/01/07 ...........................................................          9,400,000          7,451,474
      junior lien, ETM, 1/01/08 ...........................................................         10,400,000          7,874,152
      junior lien, ETM, 1/01/09 ...........................................................         21,900,000         15,809,172
      junior lien, ETM, 1/01/10 ...........................................................         15,000,000         10,279,200
      junior lien, ETM, 1/01/12 ...........................................................         30,100,000         18,438,658
      junior lien, ETM, 1/01/24 ...........................................................         52,700,000         15,935,953

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS (CONT.)
   CALIFORNIA (CONT.)
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (cont.)
      junior lien, ETM, 1/01/25 ...........................................................     $   45,200,000     $   12,880,192
      junior lien, ETM, 1/01/26 ...........................................................        131,900,000         35,656,527
      junior lien, ETM, 1/01/27 ...........................................................        139,100,000         35,583,171
      senior lien, Refunding, Series A, 1/15/23 ...........................................         20,000,000         13,077,600
      senior lien, Refunding, Series A, 1/15/24 ...........................................         20,000,000         13,049,400
                                                                                                                   --------------
                                                                                                                      256,191,560
                                                                                                                   --------------
   ILLINOIS .2%
   Robbins Resource Recovery Revenue, Restructuring Project, Series D, 10/15/09 ...........         22,651,189          8,638,937
                                                                                                                   --------------
   KENTUCKY .4%
   Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    Series C, MBIA Insured, zero cpn. to 10/01/05,
      6.10% thereafter, 10/01/22, .........................................................         15,975,000         12,713,544
      6.15% thereafter, 10/01/27, .........................................................         10,000,000          7,952,900
                                                                                                                   --------------
                                                                                                                       20,666,444
                                                                                                                   --------------
   NEBRASKA .1%
   Kearney IDR, Great Platte River Road, Capital Appreciation, zero cpn. to 1/01/06,
    7.00% thereafter,
      1/01/11 .............................................................................          4,255,000          1,975,979
      1/01/17 .............................................................................          8,895,000          3,438,184
                                                                                                                   --------------
                                                                                                                        5,414,163
                                                                                                                   --------------
   NEW YORK .3%
   MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
      7/15/21 .............................................................................            428,010            145,502
      7/15/22 .............................................................................            649,658            213,770
   Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation, zero cpn.
    to 7/15/02, 6.75% thereafter, 7/15/29 .................................................         15,000,000         14,275,471
                                                                                                                   --------------
                                                                                                                       14,634,743
                                                                                                                   --------------
   OHIO .1%
   Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero cpn.
    to 12/01/01,
      6.30% thereafter, 12/01/05 ..........................................................          1,700,000          1,740,426
      6.40% thereafter, 12/01/06 ..........................................................          1,685,000          1,744,093
      6.50% thereafter, 12/01/07 ..........................................................          1,750,000          1,822,293
      6.90% thereafter, 12/01/16 ..........................................................          2,500,000          2,596,450
                                                                                                                   --------------
                                                                                                                        7,903,262
                                                                                                                   --------------
   SOUTH CAROLINA
   Connector 2000 Association Inc. Toll Road Revenue,
      Series B,1/01/30 ....................................................................            750,000             94,965
      Series B,1/01/33 ....................................................................         20,750,000          2,118,990
                                                                                                                   --------------
                                                                                                                        2,213,955
                                                                                                                   --------------
   TENNESSEE .3%
   Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
    Mortgage Mountain States Health, Series A, MBIA Insured,
      7/01/27 .............................................................................         19,365,000          4,388,496
      7/01/28 .............................................................................         19,400,000          4,144,228
      7/01/29 .............................................................................         19,365,000          3,898,755
      7/01/30 .............................................................................         19,370,000          3,685,143
                                                                                                                   --------------
                                                                                                                       16,116,622
                                                                                                                   --------------
   TOTAL ZERO COUPON BONDS ................................................................                           331,779,686
                                                                                                                   --------------
   TOTAL LONG TERM INVESTMENTS (COST $5,313,351,642) ......................................                         5,214,130,718
                                                                                                                   --------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a)SHORT-TERM INVESTMENTS .8%
   FLORIDA .2%
   Jacksonville Health Facilities Authority Hospital Revenue, Charity Obligation Group,
    Series C, MBIA Insured, Weekly VRDN and Put, 3.05%, 8/15/19 ...........................     $    5,165,000     $    5,165,000
   Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
    3.05%, 5/01/29 ........................................................................          1,000,000          1,000,000
   Orange County School Board COP, Series B, Daily VRDN and Put, 3.05%, 8/01/25 ...........          1,900,000          1,900,000
                                                                                                                   --------------
                                                                                                                        8,065,000
                                                                                                                   --------------
   MICHIGAN
   Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Reserve 1,
    Refunding, Daily VRDN and Put, 3.05%, 9/01/30 .........................................          1,700,000          1,700,000
                                                                                                                   --------------
   MINNESOTA .1%
   Minneapolis GO, Series B, Weekly VRDN and Put,
      3.35%, 12/01/05 .....................................................................          2,815,000          2,815,000
      3.35%, 12/01/16 .....................................................................          3,025,000          3,025,000
                                                                                                                   --------------
                                                                                                                        5,840,000
                                                                                                                   --------------
   MISSISSIPPI .1%
   Perry County PCR, Leaf River Forest Project, Refunding, Daily VRDN and Put, 3.10%,
    3/01/02 ...............................................................................          5,800,000          5,800,000
                                                                                                                   --------------
   NEW MEXICO
   Farmington PCR, Arizona Public Service Co., Series A, Daily VRDN and Put, 3.10%, 5/01/24            500,000            500,000
                                                                                                                   --------------
   NEW YORK
   New York State Job Development Authority Revenue,
      State Guaranteed, Series B-1 Through B-9, Daily VRDN and Put, 3.10%, 3/01/03 ........             65,000             65,000
      State Guaranteed, Special Purpose, Series A-1 to A-25, Daily VRDN and Put, 3.10%,
       3/01/07 ............................................................................             60,000             60,000
      State Guaranteed, Special Purpose, Series B-1 through B-2, Daily VRDN and Put, 3.10%,
       3/01/07 ............................................................................            455,000            455,000
   Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
    Structure, Series 2, Daily VRDN and Put, 2.90%, 5/01/19 ...............................            500,000            500,000
                                                                                                                   --------------
                                                                                                                        1,080,000
                                                                                                                   --------------
   NORTH CAROLINA .1%
   Mecklenburg County GO, Public Improvement, Series A, Weekly VRDN and Put, 3.10%, 2/01/13          3,000,000          3,000,000
   Mecklenburg County GO, Public Improvement, Series C, Weekly VRDN and Put, 3.10%, 2/01/17          2,800,000          2,800,000
   North Carolina Medical Care Commission Hospital Revenue, Pooled Financing Project, ACES,
    Series B, Daily VRDN and Put, 3.10%, 10/01/13 .........................................            200,000            200,000
   North Carolina Medical Care Commission Revenue, Carol Woods Project, Daily VRDN and Put,
    3.10%, 4/01/21 ........................................................................            300,000            300,000
                                                                                                                   --------------
                                                                                                                        6,300,000
                                                                                                                   --------------
   TENNESSEE
   Metropolitan Government of Nashville and Davidson County IDBR, YMCA Project, Daily VRDN
    and Put, 3.55%, 12/01/18 ..............................................................          1,220,000          1,220,000
                                                                                                                   --------------
   US TERRITORIES
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
    VRDN and Put, 1.90%, 12/01/15 .........................................................            100,000            100,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ..........................................            100,000            100,000
                                                                                                                   --------------
                                                                                                                          200,000
                                                                                                                   --------------
   WASHINGTON .1%
   Washington State Health Care Facilities Authority Revenue, Sisters of Providence,
      Series B, Daily VRDN and Put, 3.10%, 10/01/05 .......................................            700,000            700,000
      Series C, Daily VRDN and Put, 3.10%, 10/01/05 .......................................          1,200,000          1,200,000
      Series E, Daily VRDN and Put, 3.10%, 10/01/05 .......................................          1,100,000          1,100,000
                                                                                                                   --------------
                                                                                                                        3,000,000
                                                                                                                   --------------
   WISCONSIN .1%
   La Crosse PCR, Dairyland Power Cooperative, Refunding, Series A, AMBAC Insured, Daily
    VRDN and Put, 3.05%, 9/01/14 ..........................................................          1,345,000          1,345,000
   Sheboygan PCR, Wisconsin Electric Power Co., Weekly VRDN and Put, 3.45%, 9/01/15 .......          3,850,000          3,850,000
                                                                                                                   --------------
                                                                                                                        5,195,000
                                                                                                                   --------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a)SHORT-TERM INVESTMENTS (CONT.)
   WYOMING .1%
   Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put, 3.05%,
    8/15/20 ...............................................................................     $    4,800,000     $    4,800,000
                                                                                                                   --------------
   TOTAL SHORT-TERM INVESTMENTS (COST $43,700,000) ........................................                            43,700,000
                                                                                                                   --------------
   TOTAL INVESTMENTS (COST $5,357,051,642) 98.3% ..........................................                         5,257,830,718
   OTHER ASSETS, LESS LIABILITIES 1.7% ....................................................                            88,972,787
                                                                                                                   --------------
   NET ASSETS 100.0% ......................................................................                        $5,346,803,505
                                                                                                                   ==============





See glossary of terms on page 131.

(a) Variable rate demand notes (VRDN) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.

(d) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                --------------------------------------------------------------------
CLASS A                                            2001          2000(d)         1999          1998          1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   10.99     $   11.96       $   11.92     $   11.61     $   11.68
                                                --------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................         .59           .60             .61           .63           .64
 Net realized and unrealized gains (losses) .         .71          (.96)            .05           .32          (.06)
                                                --------------------------------------------------------------------
Total from investment operations ............        1.30          (.36)            .66           .95           .58
                                                --------------------------------------------------------------------
Less distributions from net investment income        (.59)         (.61)(e)        (.62)         (.64)         (.65)
                                                --------------------------------------------------------------------
Net asset value, end of year ................   $   11.70     $   10.99       $   11.96     $   11.92     $   11.61
                                                ====================================================================
Total return(b) .............................       12.16%        (3.08)%          5.63%         8.37%         5.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 654,709     $ 617,407       $ 681,818     $ 636,929     $ 574,691
Ratios to average net assets:
 Expenses ...................................         .67%          .65%            .65%          .66%          .64%
 Net investment income ......................        5.24%         5.23%           5.06%         5.34%         5.58%
Portfolio turnover rate .....................       20.19%        21.21%           5.43%        12.77%         8.87%

Class B
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   11.00     $   10.89
                                                ---------------------------
Income from investment operations:
 Net investment income(a) ...................         .54           .06
 Net realized and unrealized gains ..........         .73           .10
                                                ---------------------------
Total from investment operations ............        1.27           .16
                                                ---------------------------
Less distributions from net investment income        (.53)         (.05)
                                                ---------------------------
Net asset value, end of year ................   $   11.74     $   11.00
                                                ===========================
Total return(b) .............................       11.81%         1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   9,798     $     226
Ratios to average net assets:
 Expenses ...................................        1.21%         1.20%(c)
 Net investment income ......................        4.64%         4.66%(c)
Portfolio turnover rate .....................       20.19%        21.21%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) The fund made a capital gain distribution of $.003.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONT.)

                                                                       YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------------
CLASS C                                             2001         2000           1999         1998         1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $  11.05     $  12.03       $  11.98     $  11.66     $  11.72
                                                ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................        .53          .54            .54          .56          .57
 Net realized and unrealized gains (losses) .        .72         (.98)           .06          .33         (.05)
                                                ----------------------------------------------------------------
Total from investment operations ............       1.25         (.44)           .60          .89          .52
                                                ----------------------------------------------------------------
Less distributions from net investment income       (.53)        (.54)(c)       (.55)        (.57)        (.58)
                                                ----------------------------------------------------------------
Net asset value, end of year ................   $  11.77     $  11.05       $  12.03     $  11.98     $  11.66
                                                ================================================================
Total return(b) .............................      11.59%       (3.69)%         5.09%        7.84%        4.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 53,381     $ 46,403       $ 48,715     $ 28,139     $ 13,095
Ratios to average net assets:
 Expenses ...................................       1.21%        1.20%          1.21%        1.21%        1.21%
 Net investment income ......................       4.69%        4.67%          4.50%        4.77%        5.01%
Portfolio turnover rate .....................      20.19%       21.21%          5.43%       12.77%        8.87%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) The fund made a capital gain distribution of $.003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                              PRINCIPAL
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                   AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.4%
    BONDS 97.4%
    Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ........................  $ 4,100,000          $ 4,247,395
    Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 .................    1,000,000            1,065,920
    Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center
      Project, MBIA Insured, ETM, 7.40%, 7/01/16 .........................................    9,500,000           11,803,655
    Atlantic County Utilities Authority, Solid Waste Revenue,
        7.00%, 3/01/08 ...................................................................    2,000,000            1,972,500
        7.125%, 3/01/16 ..................................................................    6,600,000            6,484,500
    Bedminister Township Board of Education COP, Pre-Refunded, 7.125%, 9/01/10 ...........    2,000,000            2,040,000
    Bergen County Utility Authority Solid Waste System Revenue, Series A, FGIC
      Insured, 6.25%, 6/15/11 ............................................................    1,325,000            1,385,513
    Camden County Improvement Authority Health System Revenue, Catholic Health
      East, Series B, AMBAC Insured, 5.00%, 11/15/28 .....................................   11,600,000           11,310,464
    Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co.,
      Refunding, Series A, MBIA Insured, 6.80%, 3/01/21 ..................................    5,400,000            6,619,536
    Carteret Board of Education COP, MBIA Insured,
        5.75%, 1/15/30 ...................................................................    1,155,000            1,217,116
        Pre-Refunded, 6.25%, 4/15/19 .....................................................    2,750,000            3,038,970
    Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding,
      5.625%, 3/01/11 ....................................................................    1,890,000            1,946,624
    Delaware River and Bay Development Authority Revenue,
        FGIC Insured, 5.25%, 1/01/26 .....................................................    9,000,000            9,014,670
        Series A, AMBAC Insured, 5.75%, 1/01/29 ..........................................    4,000,000            4,219,880
    Delaware River Port Authority Pennsylvania and New Jersey Revenue, Delaware
      River Bridges Revenue, FSA Insured, 5.75%,
        1/01/22 ..........................................................................    8,500,000            9,080,890
        1/01/26 ..........................................................................   10,000,000           10,572,800
    East Orange GO, Water Utility, AMBAC Insured, 5.70%,
        6/15/23 ..........................................................................    1,200,000            1,247,820
        6/15/24 ..........................................................................    1,385,000            1,439,334
        6/15/25 ..........................................................................    1,465,000            1,521,520
    Gloucester County Improvement Authority Solid Waste Resource Recovery
      Revenue, Waste Management Inc. Project, Refunding,
        Series A, 6.85%, 12/01/29 ........................................................    1,375,000            1,453,416
        Series B, 7.00%, 12/01/29 ........................................................    1,250,000            1,320,838
    Guam Power Authority Revenue, Refunding, Series A, 5.25%, 10/01/34 ...................    4,000,000            3,788,960
    Hamilton Township Board of Education COP, Series B, FSA Insured, 7.00%, 12/15/15 .....    4,670,000            4,795,390
    Higher Education Student Assistance Authority, Student Loan Revenue, Series A,
      MBIA Insured, 6.15%, 6/01/19 .......................................................    2,500,000            2,655,850
    Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ...........    7,120,000            7,037,479
    Howell Township GO, Refunding, FGIC Insured, 6.80%, 1/01/14 ..........................    1,750,000            1,823,290
    Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site
      Project, Series A, 6.125%, 1/01/29 .................................................    6,510,000            6,379,800
    Jersey City GO, FSA Insured,
     (b)5.00%, 3/01/21 ...................................................................    1,500,000            1,462,980
        Series A, 5.625%, 3/01/20 ........................................................    1,000,000            1,042,890
    Lafayette Yard Community Development Revenue, Hotel/Conference Center Project,
      Trenton Guaranteed, MBIA Insured,
        6.00%, 4/01/29 ...................................................................    1,750,000            1,885,643
        5.80%, 4/01/35 ...................................................................    2,520,000            2,645,345
    Middlesex County COP, MBIA Insured, Pre-Refunded, 6.125%, 2/15/19 ....................    1,300,000            1,399,190
    Middletown Township GO, Board of Education,
        MBIA Insured, 5.85%, 8/01/24 .....................................................    4,295,000            4,750,141
        MBIA Insured, 5.85%, 8/01/25 .....................................................    4,300,000            4,755,671
        Refunding, FSA Insured, 5.00%, 8/01/22 ...........................................    2,500,000            2,464,350
        Refunding, FSA Insured, 5.00%, 8/01/27 ...........................................    1,000,000              979,850
    New Jersey EDA,
        EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ......    3,180,000            3,287,579
        EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 ......      355,000              367,010
        Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ...    6,370,000            6,447,268
        Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ...    2,550,000            2,580,218
        Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ...    2,720,000            2,759,739
        Lease Revenue, International Center for Public Health Project, University of
          Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..........................    5,000,000            5,377,400
        Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured,
          5.875%, 7/01/11 ................................................................    3,000,000            3,198,630
        Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series
          A, AMBAC Insured, 6.25%, 8/01/24 ...............................................    8,200,000            8,727,670
        PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ..............................      550,000              570,141
        School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ............    1,640,000            1,702,090
        State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC
          Insured, 5.75%, 3/15/20 ........................................................    4,605,000            4,815,817

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                             PRINCIPAL
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New Jersey EDA, (cont.)
        Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ...................  $ 7,440,000          $ 7,639,466
        Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series
          A, MBIA Insured, 5.80%, 3/01/24 ................................................    1,000,000            1,037,160
        Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ............    6,000,000            6,162,240
    New Jersey EDA Revenue,
        Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
          1/01/16 ........................................................................    2,500,000            2,582,250
        Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 .............    5,110,000            5,258,139
        Transportation Project, sub. lease, Series A, FSA Insured, 5.25%, 5/01/17 ........    5,000,000            5,102,650
        Transportation Project, sub. lease, Series A, FSA Insured, 5.00%, 5/01/18 ........    2,000,000            1,988,480
    New Jersey Health Care Facilities Financing Authority Revenue,
        Atlantic City Medical Center, Series C, 6.80%, 7/01/11 ...........................    2,500,000            2,602,500
        Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 .................    7,500,000            7,338,300
        Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ............    6,000,000            5,856,420
        Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ................................    5,725,000            5,448,883
        Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ...............    5,000,000            5,024,450
        Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ................    1,200,000            1,037,352
        East Orange General Hospital, Series B, 7.75%, 7/01/20 ...........................    5,445,000            5,193,278
        Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 .............................    4,850,000            5,236,109
        Hackensack University Medical Center, 6.00%, 1/01/34 .............................   10,000,000           10,267,700
        Holy Name Hospital, 6.00%, 7/01/25 ...............................................    3,000,000            2,849,160
        Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ................................    3,000,000            3,019,860
        Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ...........      975,000            1,000,438
        JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .............    7,855,000            7,692,087
        Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ......    7,000,000            6,846,420
        Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ...........    6,500,000            6,601,855
        Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ............   20,000,000           19,998,399
        Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16 .....    4,900,000            5,383,434
        Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24 .....    8,250,000            9,063,945
        Pascack Valley Hospital Association, 5.125%, 7/01/28 .............................    6,000,000            4,105,800
        Pascack Valley Hospital Association, Pre-Refunded, 6.90%, 7/01/21 ................    3,565,000            3,675,408
        Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ..........................    5,000,000            5,089,800
        Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ......................    2,000,000            1,956,880
        St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 ...........    8,000,000            7,848,240
        St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
          7/01/16 ........................................................................    1,000,000            1,055,470
        St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
          7/01/26 ........................................................................    1,000,000            1,064,910
        St. Peters University Hospital, Series A, 6.875%, 7/01/30 ........................    1,500,000            1,503,375
    New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ...............    5,000,000            5,046,850
    New Jersey State Educational Facilities Authority Revenue,
        Bloomfield College, Series A, 6.85%, 7/01/30 .....................................    1,400,000            1,467,438
        Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 .......    8,000,000            7,892,160
        FGIC Insured, 5.50%, 7/01/30 .....................................................    6,615,000            6,779,250
        New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured,
          6.00%, 7/01/24 .................................................................    1,455,000            1,534,618
        New Jersey Institute of Technology Revenue, Series A, MBIA Insured, 6.00%,
          7/01/15 ........................................................................    4,000,000            4,245,560
        Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 ...........................    3,000,000            3,113,610
        Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ...........................    9,810,000           10,371,034
        Seton Hall University Project, Series D, 7.00%, 7/01/21 ..........................    2,665,000            2,748,841
        Seton Hall University Project, Series D, Pre-Refunded, 7.00%, 7/01/21 ............    1,735,000            1,789,583
        Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ........................    1,100,000            1,059,190
        Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ........................    1,575,000            1,472,641
        University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 .......    2,700,000            2,661,822
    New Jersey State Highway Authority Garden State Parkway General Revenue,
        6.25%, 1/01/14 ...................................................................    2,195,000            2,289,890
        6.00%, 1/01/16 ...................................................................    2,615,000            2,671,876
        Pre-Refunded, 6.25%, 1/01/14 .....................................................      305,000              318,185
    New Jersey State Highway Authority Garden State Parkway, Senior Parkway Revenue,
      6.20%, 1/01/10 .....................................................................    5,000,000            5,698,900
    New Jersey State Housing and Mortgage Finance Agency MFHR,
        Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ..............................    5,000,000            5,285,950
        Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ..............................   12,500,000           12,979,250

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                             PRINCIPAL
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                   AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New Jersey State Housing and Mortgage Finance Agency MFHR, (cont.)
        Series A1, FSA Insured, 6.35%, 11/01/31 ..........................................  $ 2,000,000          $ 2,114,920
        Series B, FSA Insured, 6.25%, 11/01/26 ...........................................    2,000,000            2,115,420
        Series E1, FSA Insured, 5.70%, 5/01/20 ...........................................    6,000,000            6,229,680
        Series E1, FSA Insured, 5.75%, 5/01/25 ...........................................    4,000,000            4,146,760
    New Jersey State Housing and Mortgage Finance Agency Revenue,
        Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 ............................    5,000,000            5,115,450
        Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ..............................    4,815,000            4,983,669
        Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ..............................    3,960,000            4,114,598
        Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ...............................   12,000,000           12,283,440
        Section 8, Refunding, Series 1, 6.70%, 11/01/28 ..................................    2,885,000            3,003,660
        Section 8, Refunding, Series A, 6.95%, 11/01/13 ..................................   12,400,000           12,895,628
        SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 ........................    6,325,000            6,576,672
    New Jersey State Sports and Exposition Authority Convention Center Luxury Tax,
      Series A, MBIA Insured, Pre-Refunded,
        6.60%, 7/01/15 ...................................................................    8,000,000            8,481,840
        6.25%, 7/01/20 ...................................................................    5,000,000            5,278,750
    New Jersey State Transportation Corp COP, Federal Transportation Administration
      Grants, Series A, AMBAC Insured, 6.125%, 9/15/15 ...................................    2,000,000            2,219,060
    New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
        5.60%, 1/01/22 ...................................................................    7,500,000            7,822,725
        5.50%, 1/01/25 ...................................................................   16,300,000           16,803,995
    Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 ............................    1,000,000            1,061,590
    North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%,
      2/01/15 ............................................................................    2,000,000            2,018,500
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
      6.85%, 3/15/28 .....................................................................    1,955,000            1,974,218
    Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC
      Insured, 5.75%, 12/01/22 ...........................................................    8,925,000            9,428,281
    Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding, Series D,
      AMBAC Insured, 5.80%, 12/01/18 .....................................................    7,400,000            7,671,580
    Port Authority of New York and New Jersey Revenue,
        120th Series, MBIA Insured, 5.50%, 10/15/35 ......................................    5,000,000            5,078,500
        121st Series, MBIA Insured, 5.375%, 10/15/35 .....................................    3,000,000            3,042,120
        123rd Series, 5.00%, 1/15/36 .....................................................   10,000,000            9,555,200
        Consolidated 72nd Series, 7.35%, 10/01/27 ........................................    7,000,000            7,433,720
        Consolidated 74th Series, 6.75%, 8/01/26 .........................................    1,000,000            1,018,910
        Consolidated 84th Series, 6.00%, 1/15/28 .........................................    1,125,000            1,153,530
        Consolidated 94th Series, 6.00%, 12/01/16 ........................................    2,000,000            2,088,760
        Consolidated 94th Series, 6.00%, 6/01/17 .........................................    5,000,000            5,218,400
        Consolidated 109th Series, FSA Insured, 5.375%, 7/15/27 ..........................    2,500,000            2,518,150
        Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ........................    5,000,000            5,205,550
    Port Authority of New York and New Jersey Special Obligation Revenue,
        4th Installment, Special Project, 6.75%, 10/01/11 ................................    2,500,000            2,608,000
        John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ........    8,000,000            8,379,520
    Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ............................    3,000,000            3,320,190
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series
      B, 6.00%, 7/01/39 ..................................................................   10,000,000           10,814,600
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
      Revenue, Series A,
        7.90%, 7/01/07 ...................................................................      120,000              120,420
        7.75%, 7/01/08 ...................................................................    1,350,000            1,354,590
        7.50%, 7/01/09 ...................................................................      100,000              100,320
    Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation
      Bonds, Series A, 5.50%, 10/01/32 ...................................................    1,000,000            1,039,800
    Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
      Appropriation, Refunding, 7.875%, 10/01/04 .........................................      835,000              846,314
    Puerto Rico Electric Power Authority Revenue,
        Series DD, MBIA Insured, 5.00%, 7/01/28 ..........................................    7,000,000            6,886,740
        Series T, 6.00%, 7/01/16 .........................................................   11,535,000           12,083,719
        Series X, 6.00%, 7/01/15 .........................................................    2,000,000            2,118,660
        Series X, Pre-Refunded, 6.125%, 7/01/21 ..........................................    5,000,000            5,590,850
    Puerto Rico HFC Revenue,
        MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .......................................    4,025,000            4,083,322
        Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...........      125,000              147,394
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
      Facilities Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%,
      7/01/33 ............................................................................    1,000,000              982,620

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                             PRINCIPAL
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                   AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%,
      7/01/27 ............................................................................  $ 6,000,000         $  5,904,660
    Rutgers State University Revenue, Series A, 6.50%, 5/01/18 ...........................    4,250,000            4,417,238
    Salem County IPC, Financing Authority Revenue, Public Services, Electric and
      Gas Co., Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ........................    5,000,000            5,347,850
    South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC
      Insured, 5.50%, 8/01/24 ............................................................    1,720,000            1,754,280
    South Jersey Transportation Authority Transportation Systems Revenue, AMBAC
      Insured, 5.00%, 11/01/29 ...........................................................   12,000,000           11,819,520
    Union County Utilities Authority Solid Waste Revenue, sub. lease, Ogden Martin,
      Series A, AMBAC Insured, 5.35%, 6/01/23 ............................................    2,850,000            2,860,061
    University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 .....    1,700,000            1,664,912
    Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
      5.50%,
        10/01/15 .........................................................................    2,500,000            2,512,825
        10/01/18 .........................................................................    3,045,000            2,984,435
        10/01/22 .........................................................................    2,000,000            1,919,460
    West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 ............    2,000,000            2,087,920
                                                                                                                ------------
    TOTAL BONDS ..........................................................................                       699,064,754
                                                                                                                ------------
    ZERO COUPON BONDS
    Middlesex County COP, MBIA Insured, 6/15/24 ..........................................    1,000,000              288,630
                                                                                                                ------------
    TOTAL LONG TERM INVESTMENTS (COST $668,805,408) ......................................                       699,353,384
                                                                                                                ------------
(a) SHORT TERM INVESTMENTS 1.6%
    New Jersey EDA Revenue, El Dorado Terminals, Refunding, Series A, Daily VRDN
      and Put, 2.80%, 12/01/21 ...........................................................    1,200,000            1,200,000
    Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
      Structure, Series 2, Daily VRDN and Put, 2.90%, 5/01/19 ............................    7,400,000            7,400,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
      AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 .................................    2,700,000            2,700,000
                                                                                                                ------------
    TOTAL SHORT TERM INVESTMENTS (COST $11,300,000) ......................................                        11,300,000
                                                                                                                ------------
    TOTAL INVESTMENTS (COST $680,105,408) 99.0% ..........................................                       710,653,384
    OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                         7,234,936
                                                                                                                ------------
    NET ASSETS 100.0% ....................................................................                      $717,888,320
                                                                                                                ============

See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                ------------------------------------------------------------------
CLASS A                                           2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   10.81     $   11.83     $   11.86     $   11.55     $   11.60
                                                ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................         .58           .58           .59           .62           .63
 Net realized and unrealized gains (losses) .         .61         (1.02)         (.01)          .31          (.05)
                                                ------------------------------------------------------------------
Total from investment operations ............        1.19          (.44)          .58           .93           .58
                                                ------------------------------------------------------------------
Less distributions from net investment income        (.58)         (.58)         (.61)         (.62)         (.63)
                                                ------------------------------------------------------------------
Net asset value, end of year ................   $   11.42     $   10.81     $   11.83     $   11.86     $   11.55
                                                ==================================================================
Total return(b) .............................       11.25%        (3.76)%        5.12%         8.21%         5.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 457,613     $ 432,675     $ 483,664     $ 427,022     $ 384,003

Ratios to average net assets:
 Expenses ...................................         .67%          .66%          .67%          .67%          .66%
 Net investment income ......................        5.20%         5.16%         5.00%         5.33%         5.52%
Portfolio turnover rate .....................       16.22%        24.58%        10.65%        12.18%         4.47%

CLASS C
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   10.88     $   11.90     $   11.92     $   11.61     $   11.65
                                                ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................         .52           .52           .53           .56           .56
 Net realized and unrealized gains (losses) .         .62         (1.02)           --           .31          (.04)
                                                ------------------------------------------------------------------
Total from investment operations ............        1.14          (.50)          .53           .87           .52
                                                ------------------------------------------------------------------
Less distributions from net investment income        (.52)         (.52)         (.55)         (.56)         (.56)
                                                ------------------------------------------------------------------
Net asset value, end of year ................   $   11.50     $   10.88     $   11.90     $   11.92     $   11.61
                                                ==================================================================
Total return(b) .............................       10.58%        (4.36)%        4.59%         7.66%         4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $  38,733     $  34,071     $  32,962     $  15,946     $   7,100
Ratios to average net assets:
 Expenses ...................................        1.22%         1.21%         1.23%         1.22%         1.23%
 Net investment income ......................        4.65%         4.62%         4.44%         4.74%         4.93%
Portfolio turnover rate .....................       16.22%        24.58%        10.65%        12.18%         4.47%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                              PRINCIPAL
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                        AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.9%
    Bay Area Health District Hospital Facility Authority, Health Facilities Revenue,
      Evergreen Court Project, 7.25%, 10/01/14 ............................................  $ 2,000,000         $  2,048,800
    Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ...................................    1,550,000            1,581,899
    Benton County Hospital Facilities Authority Revenue, Samaritan Health Services
      Project, Refunding,
        5.20%, 10/01/17 ...................................................................    4,000,000            3,887,360
        5.125%, 10/01/28 ..................................................................    4,500,000            4,136,400
    Clackamas County GO, School District No. 86, 5.25%, 6/15/20 ...........................    3,000,000            3,019,410
    Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health,
      Refunding, Series A, MBIA Insured, 6.35%, 3/01/09 ...................................    4,945,000            5,145,866
    Clackamas County Hospital Facilities Authority Revenue,
        Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .................................    2,250,000            2,186,528
        Jennings Lodge Project, 7.50%, 10/20/31 ...........................................    2,990,000            3,034,880
        Kaiser Permanente, Series A, 6.50%, 4/01/11 .......................................    1,635,000            1,669,351
        Kaiser Permanente, Series A, 5.375%, 4/01/14 ......................................    2,500,000            2,526,050
        Sisters of Providence Project, 8.125%, 10/01/07 ...................................      100,000              100,371
        Willamette Falls Hospital Project, 6.00%, 4/01/19 .................................    1,000,000              977,320
        Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ..........................      500,000              496,660
        Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ..........................    1,500,000            1,469,340
    Clackamas County School District No.108 GO, FSA Insured, 5.00%, 6/15/25 ...............    5,000,000            4,862,600
    Curry County School District No. 17-C Brookings-Harbor GO, 5.375%, 12/15/20 ...........    2,750,000            2,794,715
    Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical
      Center, 6.00%, 1/01/13 ..............................................................    3,000,000            3,111,900
    Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities,
      Series B, MBIA Insured, 6.00%, 11/15/15 .............................................    1,950,000            2,069,808
    Eugene Electric Utility System Revenue, Pre-Refunded,
        6.65%, 8/01/10 ....................................................................      655,000              663,594
        6.70%, 8/01/11 ....................................................................      700,000              709,324
    Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 ......................      500,000              518,475
    Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ......................      725,000              726,378
    Guam Airport Authority Revenue, Series B,
        6.60%, 10/01/10 ...................................................................      750,000              800,633
        6.70%, 10/01/23 ...................................................................    1,900,000            2,009,953
    Guam Power Authority Revenue,
        Refunding, Series A, 5.125%, 10/01/29 .............................................    2,000,000            1,878,800
        Refunding, Series A, 5.25%, 10/01/34 ..............................................   10,000,000            9,472,400
        Series A, Pre-Refunded, 6.30%, 10/01/12 ...........................................      825,000              878,130
    Hermiston GO, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/15 .............................    1,000,000            1,073,250
    Jackson County School District No. 9 Eagle Point GO,
        5.00%, 6/15/19 ....................................................................    1,615,000            1,586,398
        5.00%, 6/15/20 ....................................................................    1,680,000            1,639,277
        5.00%, 6/15/21 ....................................................................    1,500,000            1,458,900
    Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
        7.00%, 6/01/02 ....................................................................      780,000              797,300
        7.25%, 6/01/06 ....................................................................    2,310,000            2,375,188
    Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 ..................   11,575,000           12,115,668
    Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ................................    2,425,000            2,427,886
    Linn County Community School District No. 9, GO, MBIA Insured, 5.375%, 6/15/30 ........    5,000,000            5,067,000
    Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured,
      7.50%, 10/20/25 .....................................................................    1,215,000            1,346,852
    Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA
      Insured, 5.00%,
        8/15/18 ...........................................................................    8,000,000            7,889,840
        8/15/24 ...........................................................................    5,300,000            5,164,161
    Metropolitan Service District Convention Center GO, Series A, 6.25%, 1/01/13 ..........    4,865,000            4,891,271
    Multnomah County COP, Series A, 4.75%, 8/01/16 ........................................    1,000,000              977,520
    Multnomah County Educational Facilities Revenue, University of Portland Project,
      6.00%, 4/01/25 ......................................................................    2,000,000            2,012,400
    Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
      5.00%, 6/15/21 ......................................................................    5,000,000            4,905,900
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
      6.85%, 3/15/28 ......................................................................    3,400,000            3,433,422
    Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam
      Fishway Project, 5.20%, 12/01/24 ....................................................    5,000,000            4,925,850
    Oak Lodge Water District GO, AMBAC Insured,
        7.40%, 12/01/08 ...................................................................     215,000               238,871
        7.50%, 12/01/09 ...................................................................     215,000               238,979
  Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17 .........   1,500,000             1,547,250

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                              PRINCIPAL
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                        AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 .............................  $ 4,000,000         $  4,529,120
    Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
        6.00%, 5/01/26 ....................................................................    2,000,000            2,160,920
        Pre-Refunded, 5.80%, 5/01/24 ......................................................    5,000,000            5,522,800
        Refunding, 5.00%, 5/01/24 .........................................................   29,000,000           28,413,620
    Oregon State Department of General Services COP,
        Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 .................................    1,000,000            1,025,040
        Series G, AMBAC Insured, 6.25%, 9/01/15 ...........................................      750,000              776,813
    Oregon State Department of Transportation Revenue, Regional Light Rail Federal
      Westside Project, MBIA Insured,
        6.10%, 6/01/07 ....................................................................    2,000,000            2,159,600
        6.20%, 6/01/08 ....................................................................    2,500,000            2,698,200
        6.25%, 6/01/09 ....................................................................    1,750,000            1,889,755
    Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 .........   14,000,000           13,743,660
    Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 ............................      475,000              484,690
    Oregon State GO,
        Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 ...................    4,265,000            4,065,014
        Board of Higher Education, 6.50%, 10/01/17 ........................................      750,000              758,138
        Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ................    6,000,000            5,745,420
        Board of Higher Education, Series A, 5.65%, 8/01/27 ...............................    4,440,000            4,580,526
        Board of Higher Education, Series C, 5.65%, 8/01/27 ...............................    1,460,000            1,506,209
        Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ..................      910,000              965,046
        Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ..................      455,000              476,103
        Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 .................    1,950,000            1,948,499
        Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ..................    1,410,000            1,477,906
        Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ..................    2,015,000            2,115,266
        Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 .................    2,155,000            2,236,308
        Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ..................    6,000,000            6,242,280
        State Board of Higher Education, Series A, 5.60%, 8/01/25 .........................    8,000,000            8,260,720
        State Board of Higher Education, Series A, 5.50%, 8/01/29 .........................    2,000,000            2,041,200
        Veteran's Welfare, Series 75, 5.85%, 10/01/15 .....................................      695,000              729,305
        Veteran's Welfare, Series 75, 5.875%, 10/01/18 ....................................      395,000              408,778
        Veteran's Welfare, Series 75, 6.00%, 4/01/27 ......................................    2,130,000            2,202,186
        Veteran's Welfare, Series 76A, 6.05%, 10/01/28 ....................................    2,660,000            2,845,349
        Veteran's Welfare, Series 77, 5.30%, 10/01/29 .....................................    3,940,000            3,953,908
        Veteran's Welfare, Series 80A, 5.70%, 10/01/32 ....................................    6,000,000            6,191,760
    Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue,
        Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 .........   10,500,000           11,036,445
        Reed College Project, Series A, 5.75%, 7/01/32 ....................................   10,735,000           11,175,028
    Oregon State Housing and Community Services Department, MFHR, Series B, 6.00%,
      7/01/31 .............................................................................    5,000,000            5,154,600
    Oregon State Housing and Community Services Department Finance Housing Revenue,
      Multi-Unit,
        Series A, 6.80%, 7/01/13 ..........................................................    6,710,000            6,877,079
        Series A, 6.15%, 7/01/21 ..........................................................      910,000              954,108
        Series C, 6.85%, 7/01/22 ..........................................................      180,000              184,309
    Oregon State Housing and Community Services Department Finance Housing Revenue SFM,
        Series A, 6.35%, 7/01/14 ..........................................................    2,565,000            2,705,023
        Series A, 6.40%, 7/01/18 ..........................................................    1,020,000            1,069,419
        Series A, 6.45%, 7/01/26 ..........................................................    2,370,000            2,465,558
        Series B, 6.875%, 7/01/28 .........................................................   10,060,000           10,429,504
        Series C, 6.20%, 7/01/15 ..........................................................    1,900,000            1,984,455
        Series C, 6.40%, 7/01/26 ..........................................................      855,000              887,234
        Series D, 6.80%, 7/01/27 ..........................................................    1,750,000            1,789,603
    Oregon State Housing and Community Services Department Mortgage Revenue, SF Mortgage
      Program, Series H, 5.75%, 7/01/30 ...................................................    5,000,000            5,117,600
    Polk Marion and Benton Counties GO, School District No. 13J, FSA Insured, 5.80%,
      6/15/20 .............................................................................    1,985,000            2,101,559
    Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 ...........................      450,000              457,142
    Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ......................      945,000              963,777
    Port of Portland International Airport Revenue, Portland International Airport,
        Series A, AMBAC Insured, 5.50%, 7/01/24 ...........................................   22,000,000           22,661,100
        Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09 .............................    1,500,000            1,531,155

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                               PRINCIPAL
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                        AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Port of Portland International Airport Revenue, Portland International Airport,
      (cont.)
        Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .............................  $   200,000         $    204,276
        Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .............................    2,800,000            3,343,648
        Series 12C, FGIC Insured, 5.00%, 7/01/18 ..........................................    1,500,000            1,493,010
        Series 12C, FGIC Insured, 5.00%, 7/01/28 ..........................................    2,500,000            2,388,725
    Port of Portland International Airport Special Obligation Revenue, Delta Airlines
      Inc. Project, 6.20%, 9/01/22 ........................................................    4,000,000            4,006,160
    Port St. Helens PCR,
        Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ...........................    7,750,000            6,725,838
        Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ...................    3,600,000            3,604,968
    Port Umpqua PCR, International Paper Co. Project, Refunding, Series B, 5.20%, 6/01/11 .    1,200,000            1,197,072
    Portland GO, Central City Streetcar Project, Series A,
        4.75%, 4/01/21 ....................................................................    3,600,000            3,386,664
        5.00%, 4/01/24 ....................................................................    2,000,000            1,933,500
    Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System,
      Refunding,
        Series A, AMBAC Insured, 6.70%, 5/01/21 ...........................................    5,500,000            5,629,250
        Series B, AMBAC Insured, 6.70%, 5/01/21 ...........................................    8,475,000            8,674,163
    Portland Housing Authority MFR,
        Berry Ridge Project, 6.30%, 5/01/29 ...............................................    1,500,000            1,539,780
        Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..........    2,000,000            2,060,220
    Portland Housing Authority Revenue, 7.10%, 7/01/15 ....................................    1,000,000            1,033,300
    Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .....      635,000              636,784
    Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ................    1,000,000            1,027,060
    Portland Revenue, Limited Tax, Series A,
        5.00%, 4/01/18 ....................................................................    1,000,000              989,780
        MBIA Insured, 5.125%, 6/01/30 .....................................................    6,065,000            5,969,658
    Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15 .................    9,100,000            9,885,239
    Portland Urban Renewal and Redevelopment Tax Allocation,
        Convention Center, Series A, AMBAC Insured, 5.50%, 6/15/20 ........................    3,000,000            3,094,800
        Downtown Waterfront, Refunding, Series A, 6.40%, 6/01/08 ..........................    5,555,000            5,715,484
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
      Pre-Refunded, 9.00%, 7/01/09 ........................................................       75,000               87,442
    Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 .............................    1,000,000            1,106,730
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
        Series A, AMBAC Insured, 5.00%, 7/01/28 ...........................................    1,000,000              983,820
        Series Y, 5.50%, 7/01/26 ..........................................................    4,275,000            4,344,127
        Series Y, 5.50%, 7/01/36 ..........................................................   13,000,000           13,365,820
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
      Series A, 7.75%, 7/01/08 ............................................................      280,000              280,952
    Puerto Rico Electric Power Authority Revenue, Series X, 6.00%, 7/01/15 ................    2,500,000            2,648,325
    Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded,
      7.75%, 12/01/26 .....................................................................      395,000              465,764
    Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series
      M, 5.75%, 7/01/15 ...................................................................    2,500,000            2,573,825
    Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%,
      4/01/14 .............................................................................    1,000,000            1,043,290
    Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ..............................    9,500,000            9,343,060
    Taft-Nelscott-Delake Rural Fire Protection District GO, 6.00%, 6/01/16 ................    1,110,000            1,155,843
    Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport
      Light Rail, Series 1, 5.65%, 6/01/29 ................................................   14,080,000           14,341,747
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
        10/01/15 ..........................................................................    1,635,000            1,643,388
        10/01/18 ..........................................................................    2,400,000            2,352,264
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
        7/01/18 ...........................................................................    2,500,000            2,326,725
        7/01/21 ...........................................................................    1,400,000            1,293,404
    Washington County School District No. 088 GO, J Sherwood, FSA Insured, 6.10%, 6/01/12 .      190,000              203,108
    Washington County Unified Sewer Agency Revenue, senior lien, Series A,
        AMBAC Insured, 6.20%, 10/01/10 ....................................................      470,000              499,262
        AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .....................................    1,000,000            1,080,760
        Pre-Refunded, 6.20%, 10/01/10 .....................................................    3,530,000            3,823,873
    Washington, Multnomah, and Yamhill Counties School District No. 1J Hillsboro GO, FSA
      Insured, 5.60%, 4/01/20 .............................................................    1,000,000            1,036,650
    Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St.
      Joseph of Peace, Health and Hospital Services, Refunding, MBIA Insured,
      5.875%, 8/01/12 .....................................................................     4,400,000           4,686,083
                                                                                                                 ------------
    TOTAL LONG TERM INVESTMENTS (COST $473,589,775) .......................................                       485,814,606
                                                                                                                 ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                              PRINCIPAL
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                        AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .9%
    Multnomah County Higher Educational Revenue, Concordia University Portland Project,
      Daily VRDN and Put, 3.20%, 12/01/29 .................................................  $ 3,600,000         $  3,600,000
    Oregon State GO, Series 73E, Weekly VRDN and Put, 3.05%, 12/01/16 .....................      600,000              600,000
    Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
      Weekly VRDN and Put, 1.90%, 12/01/15 ................................................      100,000              100,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
      AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ..................................      100,000              100,000
                                                                                                                 ------------
    TOTAL SHORT TERM INVESTMENTS (COST $4,400,000) ........................................                         4,400,000
                                                                                                                 ------------
    TOTAL INVESTMENTS (COST $477,989,775) 98.8% ...........................................                       490,214,606
    OTHER ASSETS, LESS LIABILITIES 1.2% ...................................................                         6,130,876
                                                                                                                 ------------
    NET ASSETS 100.0% .....................................................................                      $496,345,482
                                                                                                                 ============

See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                ---------------------------------------------------------------------
CLASS A                                           2001          2000(d)          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    9.55     $   10.52        $   10.56     $   10.39     $   10.44
                                                ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................         .53           .53              .55           .58           .60
 Net realized and unrealized gains (losses) .         .56          (.97)            (.02)          .32          (.04)
                                                ---------------------------------------------------------------------
Total from investment operations ............        1.09          (.44)             .53           .90           .56
                                                ---------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.52)         (.53)            (.56)         (.59)         (.61)
 Net realized gains .........................          --            --(e)          (.01)         (.14)           --
                                                ---------------------------------------------------------------------
Total distributions .........................        (.52)         (.53)            (.57)         (.73)         (.61)
                                                ---------------------------------------------------------------------
Net asset value, end of year ................   $   10.12     $    9.55        $   10.52     $   10.56     $   10.39
                                                =====================================================================
Total return(b) .............................       11.73%        (4.24)%           5.11%         8.90%         5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 649,603     $ 639,004        $ 758,942     $ 713,141     $ 658,339
Ratios to average net assets:
 Expenses ...................................         .67%          .66%             .65%          .65%          .64%
 Net investment income ......................        5.40%         5.32%            5.17%         5.49%         5.84%
Portfolio turnover rate .....................        7.56%        24.21%           11.11%        12.74%        22.24%

CLASS B
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $    9.55     $    9.47
                                                ---------------------------
Income from investment operations:
 Net investment income(a) ...................         .48           .04
 Net realized and unrealized gains ..........         .57           .08
                                                ---------------------------
Total from investment operations ............        1.05           .12
                                                ---------------------------
Less distributions from net investment income        (.47)         (.04)
                                                ---------------------------
Net asset value, end of year ................   $   10.13     $    9.55
                                                ===========================
Total return(b) .............................       11.23%         1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $   3,205     $     186
Ratios to average net assets:
 Expenses ...................................        1.22%         1.21%(c)
 Net investment income ......................        4.85%         5.06%(c)
Portfolio turnover rate .....................        7.56%        24.21%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e) The fund made a capital gain distribution of $.0002.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONT.)

                                                                  YEAR ENDED FEBRUARY 28,
                                                ------------------------------------------------------------
CLASS C                                           2001        2000          1999        1998        1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $   9.60    $  10.57      $  10.61    $  10.43    $  10.47
                                                ------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................        .48         .48           .49         .52         .55
 Net realized and unrealized gains (losses) .        .57        (.97)         (.03)        .33        (.05)
                                                ------------------------------------------------------------
Total from investment operations ............       1.05        (.49)          .46         .85         .50
                                                ------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.47)       (.48)         (.49)       (.53)       (.54)
 Net realized gains .........................         --          --(c)       (.01)       (.14)         --
                                                ------------------------------------------------------------
Total distributions .........................       (.47)       (.48)         (.50)       (.67)       (.54)
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  10.18    $   9.60      $  10.57    $  10.61    $  10.43
                                                ============================================================
Total return(b) .............................      11.18%      (4.76)%        4.50%       8.35%       4.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $ 43,907    $ 40,973      $ 41,917    $ 25,899    $ 11,935
Ratios to average net assets:
 Expenses ...................................       1.22%       1.21%         1.21%       1.21%       1.21%
 Net investment income ......................       4.85%       4.77%         4.61%       4.89%       5.22%
Portfolio turnover rate .....................       7.56%      24.21%        11.11%      12.74%      22.24%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) The fund made a capital gain distribution of $.0002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                    PRINCIPAL
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.4%
    BONDS 97.6%
    Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
      Refunding, 5.75%, 1/01/18 .................................................................  $ 1,000,000         $  1,044,930
    Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
      MBIA Insured, 5.00%, 1/01/19 ..............................................................    6,000,000            5,902,260
    Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ........................................    4,000,000            3,848,800
    Allegheny County Higher Education Building Authority Revenue, Duquesne University
      Project, AMBAC Insured, 5.00%, 3/01/21 ....................................................    1,000,000              975,320
    Allegheny County Hospital Development Authority Revenue,
        Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
          9/01/20 ...............................................................................   10,000,000           11,087,900
        Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26...    1,700,000            1,778,030
        Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 ........................    4,500,000            4,537,080
        Health Center, University of Pittsburgh Medical Center, Series B, MBIA Insured, 5.00%,
          7/01/16 ...............................................................................    4,000,000            3,920,040
        Health System, Series A, 6.50%, 11/15/30.................................................   10,000,000           10,996,000
        University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%,
          4/01/27 ...............................................................................   10,450,000           10,608,527
    Allegheny County IDAR,
        Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .........................    2,000,000            1,938,460
        Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ........................   10,000,000            8,533,400
        Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .........................    7,530,000            6,513,676
        Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 .............    1,000,000            1,044,510
    Allegheny County Port Authority Special Revenue, Transportation Project, MBIA Insured,
      6.125%, 3/01/29 ...........................................................................   15,000,000           16,170,450
    Allegheny County RDA, Tax Increment Revenue, Robinson Mall Project,
        Series A, 7.00%, 11/01/17 ...............................................................    8,500,000            8,678,160
        Series B, 6.875%, 11/01/17 ..............................................................    2,600,000            2,653,872
    Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ...........    1,555,000            1,612,395
    Allegheny County Residential Finance Authority Mortgage Revenue,
        Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured,
          6.35%, 10/01/36 .......................................................................    1,920,000            1,985,088
        Lexington Home, Series E, 7.125%, 2/01/27 ...............................................    3,585,000            3,631,713
        MFMR, Series D, FHA Insured, 7.50%, 6/01/33 .............................................    1,400,000            1,426,054
        SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ..........................................    5,095,000            5,252,639
        SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ..........................................    1,355,000            1,385,894
        SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 .........................................      655,000              658,386
        SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 .........................................    1,990,000            1,981,224
        SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 ............................................      810,000              838,634
    Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc., AMBAC
      Insured, Pre-Refunded, 6.625%, 7/01/10 ....................................................    5,000,000            5,299,400
    Beaver County IDA, PCR, Beaver Valley Project, Pennsylvania Power and Light,
      Refunding, Series A, 7.15%, 9/01/21 .......................................................    4,400,000            4,522,320
    Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ..............................    3,000,000            3,203,340
    Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 ........    4,000,000            4,395,240
    Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
      Series A, 6.60%, 3/01/19 ..................................................................    2,500,000            2,573,250
    Butler Area School District GO, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ..........    5,000,000            4,831,800
    Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 .....................    2,000,000            1,922,100
    Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A, MBIA
      Insured, 5.80%, 11/01/20 ..................................................................    5,000,000            5,215,100
    Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ................    4,000,000            4,143,680
    Chartiers Valley Industrial and Commercial Development Authority First Mortgage
      Revenue, Asbury Place Project, Pre-Refunded, 6.50%, 2/01/36 ...............................    4,250,000            4,745,040
    Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
        5.40%, 7/01/07 ..........................................................................    1,000,000              935,250
        5.55%, 7/01/09 ..........................................................................    2,365,000            2,174,972
        5.60%, 7/01/10 ..........................................................................      600,000              542,742
        5.75%, 7/01/12 ..........................................................................    1,795,000            1,594,319
        5.75%, 7/01/17 ..........................................................................      700,000              590,919
        5.625%, 7/01/21 .........................................................................    1,500,000            1,207,485
    Cumberland County Municipal Authority College Revenue, Dickinson College, Series A,
      AMBAC Insured, 5.50%, 11/01/30 ............................................................    1,200,000            1,232,472
    Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
      Refunding, MBIA Insured, 5.50%, 5/15/17 ...................................................    2,000,000            2,058,280
    Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
      Refunding,
        Series A, MBIA Insured, 6.50%, 7/01/12 ..................................................    4,500,000            4,725,000
        Series B, MBIA Insured, ETM, 6.25%, 7/01/16 .............................................    5,000,000            5,195,800
    Dauphin County General Authority Revenue, Sub Series 3, AMBAC Insured, 4.75%, 6/01/26 .......    1,000,000            1,038,150
    Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 ........................    1,000,000              971,450

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                    PRINCIPAL
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Delaware County Authority College Revenue,
        Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 ......................................  $ 6,385,000         $  6,598,578
        Eastern College, Series C, 5.625%, 10/01/28 .............................................    2,210,000            2,000,050
        Haverford College, 5.75%, 11/15/29 ......................................................    3,500,000            3,699,010
        Haverford College, 6.00%, 11/15/30 ......................................................    1,750,000            1,900,885
    Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern, Series B,
      Pre-Refunded, 6.00%, 11/15/07 .............................................................    7,920,000            8,364,629
    Delaware County Authority Revenue,
        Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .....................   10,800,000           11,621,880
        Dunwoody Village Project, 6.25%, 4/01/30 ................................................    1,800,000            1,809,792
    Delaware County IDAR,
        Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ..........................    5,000,000            5,109,150
        Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29 ...................    2,000,000            2,126,580
    Delaware County University Authority Revenue, Villanova University, Series A, MBIA
      Insured, 5.00%, 12/01/28 ..................................................................    3,000,000            2,882,370
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
      Insured, 5.60%, 7/01/17 ...................................................................    5,000,000            5,413,250
    Erie County Hospital Authority Revenue,
        Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ...............    3,660,000            3,162,496
        St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 ..............    7,000,000            7,278,740
    Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project,
      Refunding, Series B, 6.00%, 9/01/16 .......................................................      600,000              616,548
    Erie School District GO, AMBAC Insured, 5.80%, 9/01/29 ......................................    3,000,000            3,161,010
    Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 ...................      920,000              960,738
    Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 ....................    4,455,000            4,327,676
    Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
      7/01/27 ...................................................................................    2,475,000            2,011,037
    Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 ............    1,250,000            1,305,300
    Jeannette Health Service Authority Hospital Revenue, Jeannette District Memorial
      Hospital, Refunding, Series A, 6.00%, 11/01/18 ............................................      785,000              730,136
    Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes Project,
      Refunding, AMBAC Insured, 5.00%, 11/15/20 .................................................    1,600,000            1,551,136
    Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project, Refunding, 7.15%,
      3/01/17 ...................................................................................    5,595,000            5,751,101
    Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital
      Project, Refunding, 6.00%, 11/15/18 .......................................................    2,500,000            2,389,625
    Lehigh County General Purpose Authority Revenue,
        Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 .........    5,000,000            4,922,000
        Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ..........    4,000,000            3,783,400
        Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ..............    1,000,000            1,059,740
        Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ......................    5,800,000            6,319,042
    Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
        Series A, MBIA Insured, 6.40%, 11/01/21 .................................................    5,000,000            5,234,250
        Series A, MBIA Insured, 6.15%, 8/01/29 ..................................................    5,550,000            5,881,779
        Series B, MBIA Insured, 6.40%, 9/01/29 ..................................................   10,000,000           10,651,200
    Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding,
      Series A, AMBAC Insured,
        7.00%, 12/01/17 .........................................................................    5,000,000            5,515,450
        6.05%, 1/01/19 ..........................................................................    4,750,000            4,838,778
    Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ....................    5,000,000            5,252,050
    Montgomery County Higher Education and Health Authority Revenue,
        Faulkeways At Gwynedd Project, 6.75%, 11/15/24 ..........................................      400,000              409,656
        Faulkeways At Gwynedd Project, 6.75%, 11/15/30 ..........................................    1,000,000            1,007,640
        Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ................    1,105,000            1,157,001
        St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 .................    1,750,000            1,839,495
    Montgomery County IDA, Retirement Community Revenue,
        Act Retirement-Life Communities, 5.25%, 11/15/28 ........................................    5,000,000            4,313,100
        Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ...................    4,850,000            4,685,246
        Adult Community Total Services, Series B, 5.75%, 11/15/17 ...............................    3,000,000            2,902,860
    Montgomery County IDAR,
        PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 .....................    2,530,000            2,585,862
        PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 .................    5,000,000            5,191,050
        Resource Recovery, 7.50%, 1/01/12 .......................................................   10,000,000           10,261,000
    Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
        5.70%, 12/01/13 .........................................................................    1,205,000            1,093,429
        5.75%, 12/01/17 .........................................................................      500,000              436,910
        5.75%, 12/01/27 .........................................................................    1,600,000            1,312,512

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                    PRINCIPAL
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Muhlenberg School District GO, FGIC Insured, 6.00%, 9/01/23 .................................  $ 4,000,000         $  4,333,600
    Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ....................    1,000,000            1,106,120
    New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%,
      3/01/28 ...................................................................................    2,250,000            2,044,463
    North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A, MBIA
      Insured, 6.10%, 7/15/21 ...................................................................    6,100,000            6,467,830
    Northeastern Pennsylvania Hospital and Educational Authority Revenue,
        Kings College Project, Refunding, Series B, 6.00%, 7/15/11 ..............................    1,000,000            1,028,430
        Kings College Project, Refunding, Series B, 6.00%, 7/15/18 ..............................    1,000,000            1,001,430
        Wilkes University, Refunding, 6.125%, 10/01/11 ..........................................    5,000,000            5,003,000
    Norwin School District GO, FGIC Insured, 6.00%, 4/01/30 .....................................    5,000,000            5,349,600
    Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%,
      9/01/09 ...................................................................................    5,000,000            5,207,150
    Pennsylvania EDA,
        Financing Authority Revenue, AMTRAK Project, Series A, 6.125%, 11/01/21 .................      700,000              695,471
        Financing Authority Revenue, MacMillan LP Project, Pre-Refunded, 7.60%, 12/01/20 ........    3,000,000            3,505,800
        Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ........    5,000,000            5,183,250
        Solid Waste Disposal Revenue, USG Corp. Project, 6.00%, 6/01/31 .........................   10,650,000            6,998,328
    Pennsylvania HFA,
        Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .................................   10,000,000           10,295,300
        SFM, Series 30, 7.30%, 10/01/17 .........................................................      225,000              229,658
        SFM, Series 34-A, 6.85%, 4/01/16 ........................................................    3,000,000            3,067,740
        SFM, Series 34-B, 7.00%, 4/01/24 ........................................................    6,000,000            6,191,400
        SFM, Series 38, 6.125%, 10/01/24 ........................................................    3,455,000            3,550,807
        SFM, Series 67-A, 5.85%, 10/01/18 .......................................................    5,000,000            5,135,550
        SFM, Series 1991, 7.15%, 4/01/15 ........................................................    4,370,000            4,461,246
        SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ...........................................    1,500,000            1,546,545
    Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia
     Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ................................    6,000,000            6,753,540
    Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program,
      Refunding, 6.60%, 11/01/09 ................................................................   12,565,000           13,476,968
    Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
        Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
          5.875%, 11/15/21 ......................................................................   17,000,000           17,642,260
        University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 .........   10,000,000            9,820,600
    Pennsylvania State Higher Educational Facilities Authority Revenue,
        Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ........................    1,000,000            1,024,860
        Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ......................................    1,500,000            1,480,980
        Drexel University, Refunding, 6.375%, 5/01/17 ...........................................    5,220,000            5,444,199
        Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ..............................    4,000,000            4,193,160
        Geneva College, 5.45%, 4/01/18 ..........................................................    2,360,000            2,136,555
        Marywood University Project, MBIA Insured, 5.65%, 6/01/25 ...............................    2,500,000            2,588,900
        Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ............................    3,040,000            3,138,253
        State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ................    4,000,000            4,140,880
        State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 .................    3,140,000            3,043,194
        Temple University, 7.40%, 10/01/10 ......................................................       30,000               30,096
        Thomas Jefferson University, AMBAC Insured, 5.00%, 7/01/19 ..............................    3,000,000            2,950,320
    Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ....................    4,250,000            4,521,023
    Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
      6.10%, 6/15/25 ............................................................................    5,000,000            5,268,000
    Philadelphia Gas Works Revenue,
        2nd Series, FSA Insured, 5.00%, 7/01/29 .................................................    7,000,000            6,693,330
        12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ........................................    1,000,000            1,210,380
        14th Series A, Pre-Refunded, 6.375%, 7/01/26 ............................................    3,360,000            3,622,886
        Refunding, 14th Series, 6.375%, 7/01/26 .................................................    6,740,000            6,659,996
    Philadelphia GO, FSA Insured, 5.00%, 3/15/28 ................................................   10,000,000            9,585,300
    Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
        Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ...........................    5,225,000            5,443,353
        Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ................................    2,465,000            2,302,606
        Children's Seashore House, Series A, 7.00%, 8/15/17 .....................................    1,000,000            1,039,000
        Children's Seashore House, Series B, 7.00%, 8/15/22 .....................................    2,600,000            2,698,098
        Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 .......................................    2,500,000            2,652,200
        Temple University Hospital, 5.875%, 11/15/23 ............................................    5,000,000            4,279,950

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                    PRINCIPAL
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 ........  $ 2,000,000         $  2,012,500
    Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured,
         5.25%, 9/01/22 .........................................................................    3,250,000            3,255,168
         5.25%, 9/01/29 .........................................................................   13,000,000           13,041,470
    Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17 ......      600,000              623,748
    Philadelphia School District GO,
        Series B, AMBAC Insured, 5.375%, 4/01/19 ................................................    1,000,000            1,013,120
        Series C, MBIA Insured, 5.75%, 3/01/29 ..................................................    8,000,000            8,418,320
    Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ........................    6,395,000            6,901,484
    Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ........................    6,015,000            6,114,548
    Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 .........    2,000,000            2,157,100
    Pittsburgh Urban RDA,
        6.10%, 5/01/19 ..........................................................................    1,000,000            1,055,590
        Mortgage Revenue, Series A, 7.15%, 10/01/27 .............................................      840,000              886,040
        Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ................................    1,525,000            1,546,076
        Mortgage Revenue, Series D, 6.25%, 10/01/17 .............................................    1,695,000            1,783,767
    Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
      7.25%, 9/01/14 ............................................................................    1,250,000            1,520,038
    Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
      6.50%, 1/01/10 ............................................................................   14,870,000           14,923,082
    Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 ...............    1,500,000            1,540,920
    South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
      Project, Series A, MBIA Insured, 5.75%, 7/01/26 ...........................................   10,000,000           10,361,300
    Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured,
      5.375%, 3/01/22 ...........................................................................    3,000,000            3,039,810
    State Public School Building Authority School Revenue, Northwestern School District
      Project, Series E, FGIC Insured, 5.75%, 1/15/19 ...........................................    3,000,000            3,152,520
    University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA
      Insured, 5.00%, 6/01/21 ...................................................................   10,000,000            9,726,300
    Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ......................    5,000,000            4,957,150
    Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
      AMBAC Insured, 6.15%, 12/01/29 ............................................................    5,000,000            5,803,550
    Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 ...........    2,000,000            2,178,120
                                                                                                                       ------------
    TOTAL BONDS .................................................................................                       679,802,044
                                                                                                                       ------------
    ZERO COUPON BONDS .8%
    Pennsylvania HFA,
        SFM, Series 63A, 4/01/30 ................................................................   11,000,000            2,034,560
        SFMR, Series 64, 4/01/30 ................................................................    6,000,000            3,531,420
                                                                                                                       ------------
    TOTAL ZERO COUPON BONDS .....................................................................                         5,565,980
                                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $666,715,073) .............................................                       685,368,024
                                                                                                                       ------------
(a) SHORT TERM INVESTMENTS .1%
    Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.15%, 12/01/28 .........      200,000              200,000
    Erie County Hospital Authority Revenue, Hamot Health Foundation, Refunding, AMBAC
      Insured, Daily VRDN and Put, 3.10%, 5/15/20 ...............................................      500,000              500,000
    Montgomery County IDAR, Commercial Development Valley Forge Plaza, Refunding, Weekly
      VRDN and Put, 3.50%, 12/01/13 .............................................................      200,000              200,000
    New Castle Area Hospital Authority Revenue, Jameson Memorial Hospital, FSA Insured,
      Weekly VRDN and Put, 3.25%, 7/01/26 .......................................................      100,000              100,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
      AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ........................................      100,000              100,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ..............................................                         1,100,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $667,815,073) 98.5% .................................................                       686,468,024
    OTHER ASSETS, LESS LIABILITIES 1.5% .........................................................                        10,247,478
                                                                                                                       ------------
    NET ASSETS 100.0% ...........................................................................                      $696,715,502
                                                                                                                       ============

See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                               --------------------------------------------------------------
CLASS A                                            2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $   10.95    $   11.88    $   11.86    $   11.51    $   11.59
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................        .58          .59          .60          .62          .65
 Net realized and unrealized gains (losses) .        .60         (.92)         .06          .36          .02
                                               --------------------------------------------------------------
Total from investment operations ............       1.18         (.33)         .66          .98          .67
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.58)        (.58)        (.60)        (.62)        (.65)
 Net realized gains .........................         --         (.02)        (.04)        (.01)        (.10)
                                               --------------------------------------------------------------
Total distributions .........................       (.58)        (.60)        (.64)        (.63)        (.75)
                                               --------------------------------------------------------------
Net asset value, end of year ................  $   11.55    $   10.95    $   11.88    $   11.86    $   11.51
                                               ==============================================================
Total return(b) .............................      11.06%       (2.91)%       5.68%        8.78%        6.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $ 205,678    $ 195,157    $ 218,753    $ 210,325    $ 192,525
Ratios to average net assets:
 Expenses ...................................        .77%         .74%         .74%         .75%         .73%
 Net investment income ......................       5.18%        5.14%        4.98%        5.35%        5.62%
Portfolio turnover rate .....................      42.32%       13.41%       20.19%        7.94%       21.09%

CLASS C
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........  $   10.97    $   11.89    $   11.87    $   11.53    $   11.62
                                               --------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................        .52          .53          .53          .56          .58
 Net realized and unrealized gains (losses) .        .61         (.92)         .06          .34          .02
                                               --------------------------------------------------------------
Total from investment operations ............       1.13         (.39)         .59          .90          .60
                                               --------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.52)        (.51)        (.53)        (.55)        (.59)
 Net realized gains .........................         --         (.02)        (.04)        (.01)        (.10)
                                               --------------------------------------------------------------
Total distributions .........................       (.52)        (.53)        (.57)        (.56)        (.69)
                                               --------------------------------------------------------------
Net asset value, end of year ................  $   11.58    $   10.97    $   11.89    $   11.87    $   11.53
                                               ==============================================================
Total return(b) .............................      10.54%       (3.37)%       5.09%        8.07%        5.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............  $  10,413    $   7,270    $   7,050    $   3,615    $   1,679
Ratios to average net assets:
 Expenses ...................................       1.32%        1.30%        1.30%        1.31%        1.30%
 Net investment income ......................       4.63%        4.60%        4.43%        4.78%        5.04%
Portfolio turnover rate .....................      42.32%       13.41%       20.19%        7.94%       21.09%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001

                                                                                                PRINCIPAL
    FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                    AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.7%
    Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 .........................  $ 7,500,000         $  7,786,575
    Guam Airport Authority Revenue, Series B,
        6.60%, 10/01/10 .....................................................................    1,675,000            1,788,079
        6.70%, 10/01/23 .....................................................................    5,800,000            6,135,646
    Guam Government GO, Series A,
        5.90%, 9/01/05 ......................................................................    4,575,000            4,620,384
        6.00%, 9/01/06 ......................................................................    1,085,000            1,096,024
    Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA Insured,
      6.30%, 5/01/12 ........................................................................    5,590,000            5,836,966
    Guam Power Authority Revenue, Series A, Pre-Refunded,
        6.30%, 10/01/22 .....................................................................    6,190,000            6,598,540
        6.75%, 10/01/24 .....................................................................    2,680,000            3,022,182
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
      6.85%, 3/15/28 ........................................................................    6,825,000            6,892,090
    Puerto Rico Commonwealth GO,
        Pre-Refunded, 6.40%, 7/01/11 ........................................................    2,000,000            2,210,360
        Public Improvement, MBIA Insured, 5.75%, 7/01/26 ....................................   10,000,000           10,636,900
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
        Series A, 5.00%, 7/01/38 ............................................................    1,500,000            1,436,430
        Series B, 6.00%, 7/01/39 ............................................................   10,000,000           10,814,600
        Series Y, 5.50%, 7/01/36 ............................................................   10,850,000           11,155,319
        Series Y, Pre-Refunded, 6.00%, 7/01/22 ..............................................    6,500,000            7,302,750
    Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation
      Bonds, Series A, 5.50%, 10/01/32 ......................................................    1,500,000            1,559,700
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
      Series A,
        7.90%, 7/01/07 ......................................................................      580,000              582,030
        7.75%, 7/01/08 ......................................................................      300,000              301,020
        7.50%, 7/01/09 ......................................................................      660,000              662,112
    Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
      Refunding, 7.875%, 10/01/04 ...........................................................    2,650,000            2,685,908
    Puerto Rico Electric Power Authority Power Revenue,
        Series HH, FSA Insured, 5.25%, 7/01/29 ..............................................    8,295,000            8,380,024
        Series P, Pre-Refunded, 7.00%, 7/01/21 ..............................................    1,000,000            1,032,290
        Series T, Pre-Refunded, 6.375%, 7/01/24 .............................................    5,000,000            5,544,300
    Puerto Rico HFC Revenue,
        MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 .........................................      415,000              419,660
        MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..........................................    1,410,000            1,430,431
        Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ..............    2,060,000            2,429,049
    Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .........    1,865,000            1,914,572
    Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
      First Portfolio, 6.25%, 4/01/29 .......................................................    1,990,000            2,077,540
    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
      Financing Authority Revenue,
        PepsiCo Inc. Project, 6.25%, 11/15/13 ...............................................      900,000              944,316
        Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ............    2,000,000            2,110,340
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
      Facilities Financing Authority Hospital Revenue,
        Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ..................    2,500,000            2,596,900
        Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ...................      500,000              521,355
        Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...........    8,445,000            9,008,197
        Mennonite General Hospital Project, 5.625%, 7/01/17 .................................      885,000              765,428
        Mennonite General Hospital Project, 6.50%, 7/01/26 ..................................    5,000,000            4,761,550
        Mennonite General Hospital Project, 5.625%, 7/01/27 .................................    2,000,000            1,651,940
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
      Facilities Financing Authority Industrial Revenue,
        Guaynabo Municipal Government, 5.625%, 7/01/15 ......................................    6,550,000            6,358,347
        Guaynabo Municipal Government, 5.625%, 7/01/22 ......................................    3,160,000            3,025,510
        Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ........................................    4,120,000            3,694,404
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
      Facilities Revenue,
        Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/19 ................    2,000,000            1,916,720
        Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/29 ................    4,000,000            3,703,800
        Cogen Facilities, 6.625%, 6/01/26 ...................................................   10,000,000           10,676,900
        University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ....................    6,000,000            5,895,720
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 ..........    7,400,000            7,731,002
    Puerto Rico Municipal Finance Agency, Series A, Pre-Refunded, 6.50%, 7/01/19 ............    1,000,000            1,106,620

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

                                                                                                PRINCIPAL
    FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                    AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Puerto Rico Port Authority Revenue,
        Series D, FGIC Insured, 6.00%, 7/01/21 ..............................................  $ 1,250,000         $  1,254,713
        Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .....................    1,900,000            1,939,634
    Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
        6.45%, 3/01/16 ......................................................................      365,000              383,816
        6.50%, 3/01/25 ......................................................................      865,000              901,468
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
        5.50%, 10/01/18 .....................................................................    3,000,000            2,940,330
        5.50%, 10/01/22 .....................................................................    3,000,000            2,879,190
        5.625%, 10/01/25 ....................................................................    3,000,000            2,889,750
    Virgin Islands Water and Power Authority Electric System Revenue,
        Refunding, 5.30%, 7/01/18 ...........................................................    1,700,000            1,582,173
        Refunding, 5.30%, 7/01/21 ...........................................................    1,000,000              923,860
        Series A, Pre-Refunded, 7.40%, 7/01/11 ..............................................    4,645,000            4,788,577
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
        5.25%, 7/01/12 ......................................................................    4,000,000            3,999,680
        5.50%, 7/01/17 ......................................................................    4,000,000            3,861,839
                                                                                                                   ------------
    TOTAL LONG TERM INVESTMENTS (COST $202,418,631) .........................................                       211,165,560
                                                                                                                   ------------
(a) SHORT TERM INVESTMENTS 1.1%
    Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
      Weekly VRDN and Put, 1.90%, 12/01/15 ..................................................    1,100,000            1,100,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
      AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ....................................    1,200,000            1,200,000
                                                                                                                   ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,300,000) ..........................................                         2,300,000
    TOTAL INVESTMENTS (COST $204,718,631) 98.8% .............................................                       213,465,560
    OTHER ASSETS, LESS LIABILITIES 1.2% .....................................................                         2,625,395
                                                                                                                   ------------
    NET ASSETS 100.0% .......................................................................                      $216,090,955
                                                                                                                   ============

See glossary of terms on page 131.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 Act      - Improvement Bond Act of 1915
ABAG          - The Association of Bay Area Governments
ACES          - Adjustable Convertible Exempt Securities
AD            - Assessment District
AMBAC         - American Municipal Bond Assurance Corp.
BIG           - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA           - Community Development Authority/Agency
CDD           - Community Development District
CFD           - Community Facilities District
COP           - Certificate of Participation
CRDA          - Community Redevelopment Authority/Agency
EDA           - Economic Development Authority
EDC           - Economic Development Corp.
EDR           - Economic Development Revenue
ETM           - Escrow to Maturity
FGIC          - Financial Guaranty Insurance Co.
FHA           - Federal Housing Authority/Agency
FI/GML        - Federally Insured or Guaranteed Mortgage Loans
FNMA          - Federal National Mortgage Association
FSA           - Financial Security Assistance
GNMA          - Government National Mortgage Association
GO            - General Obligation
HDA           - Housing Development Authority/Agency
HFA           - Housing Finance Authority/Agency
HFAR          - Housing Finance Authority Revenue
HFC           - Housing Finance Corp.
ID            - Improvement District
IDA           - Industrial Development Authority/Agency
IDAR          - Industrial Development Authority/Agency Revenue
IDB           - Industrial Development Board
IDBR          - Industrial Development Board Revenue
IDR           - Industrial Development Revenue
IPC           - Industrial Pollution Control
LLC           - Limited Liability Corp.
LP            - Limited Partnership
MBIA          - Municipal Bond Investors Assurance Corp.
MF            - Multi-Family
MFH           - Multi-Family Housing
MFHR          - Multi-Family Housing Revenue
MFMR          - Multi-Family Mortgage Revenue
MFR           - Multi-Family Revenue
MTA           - Metropolitan Transit Authority
PBA           - Public Building Authority
PCR           - Pollution Control Revenue
PFA           - Public Financing Authority
PFAR          - Public Financing Authority Revenue
PUD           - Public Utility District
RDA           - Redevelopment Authority/Agency
RDAR          - Redevelopment Authority/Agency Revenue
SF            - Single Family
SFM           - Single Family Mortgage
SFMR          - Single Family Mortgage Revenue
SFR           - Single Family Revenue
USD           - Unified School District
VRDN          - Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001

                                                 FRANKLIN      FRANKLIN        FRANKLIN       FRANKLIN FEDERAL
                                                  ARIZONA      COLORADO       CONNECTICUT    INTERMEDIATE-TERM
                                                 TAX-FREE      TAX-FREE        TAX-FREE           TAX-FREE
                                                INCOME FUND   INCOME FUND     INCOME FUND       INCOME FUND
                                               ---------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................  $783,026,439   $297,059,544   $251,627,527       $161,187,508
                                               ===============================================================
  Value .....................................   790,629,713    307,933,633    252,824,253        163,032,938
 Cash .......................................       218,652             --         16,446             94,587
 Receivables:
  Investment securities sold ................     4,533,983             --             --                 --
  Capital shares sold .......................     2,081,254      1,294,717        476,497            284,553
  Interest ..................................    10,228,518      5,403,931      3,662,446          2,220,623
                                               ---------------------------------------------------------------
      Total assets ..........................   807,692,120    314,632,281    256,979,642        165,632,701
                                               ---------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........            --      4,938,955             --                 --
  Capital shares redeemed ...................       752,057        176,019        254,547            800,627
  Affiliates ................................       405,252        181,010        157,335             97,355
  Shareholders ..............................       359,660        298,307        168,437             77,430
 Distributions to shareholders ..............       998,280        368,183        270,955            184,389
 Funds advanced by custodian ................            --         19,427             --                 --
 Other liabilities ..........................        83,482         31,970         28,578             22,529
                                               ---------------------------------------------------------------
      Total liabilities .....................     2,598,731      6,013,871        879,852          1,182,330
                                               ---------------------------------------------------------------
       Net assets, at value .................  $805,093,389   $308,618,410   $256,099,790       $164,450,371
                                               ===============================================================
Net assets consist of:
 Undistributed net investment income ........  $   (504,833)  $    (38,322)  $    (22,841)      $    282,177
 Net unrealized appreciation ................     7,603,274     10,874,089      1,196,726          1,845,430
 Accumulated net realized loss ..............    (1,280,246)    (4,102,998)    (6,439,080)        (2,883,203)
 Capital shares .............................   799,275,194    301,885,641    261,364,985        165,205,967
                                               ---------------------------------------------------------------
      Net assets, at value ..................  $805,093,389   $308,618,410   $256,099,790       $164,450,371
                                               ===============================================================
CLASS A:
 Net assets, at value .......................  $777,553,286   $285,168,674   $228,844,088       $164,450,371
                                               ===============================================================
 Shares outstanding .........................    71,820,428     24,502,622     21,535,757         15,028,255
                                               ===============================================================
 Net asset value per share(a) ...............  $      10.83   $      11.64   $      10.63       $      10.94
                                               ===============================================================
Maximum offering price per share
  (net asset value per share / 95.75%) ......  $      11.31   $      12.16   $      11.10       $      11.19(b)
                                               ===============================================================
CLASS B:
 Net assets, at value .......................  $  3,700,177             --             --                 --
                                               ===============================================================
 Shares outstanding .........................       340,699             --             --                 --
                                               ===============================================================
 Net asset value and maximum offering
   price per share(a) .......................  $      10.86             --             --                 --
                                               ===============================================================
CLASS C:
 Net assets, at value .......................  $ 23,839,926   $ 23,449,736   $ 27,255,702                 --
                                               ===============================================================
 Shares outstanding .........................     2,186,416      2,003,831      2,556,266                 --
                                               ===============================================================
 Net asset value per share(a) ...............  $      10.90   $      11.70   $      10.66                 --
                                               ===============================================================
 Maximum offering price per share
  (net asset value per share / 99%) .........  $      11.01   $      11.82   $      10.77                 --
                                               ===============================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

(b) The maximum offering price for the Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at 10.94 / 97.75%.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2001

                                                                           FRANKLIN        FRANKLIN        FRANKLIN       FRANKLIN
                                                                          HIGH YIELD      NEW JERSEY        OREGON      PENNSYLVANIA
                                                                           TAX-FREE        TAX-FREE        TAX-FREE       TAX-FREE
                                                                          INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                                                                        ------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................  $5,357,051,642   $680,105,408   $477,989,775   $667,815,073
                                                                        ===========================================================
  Value ..............................................................   5,257,830,718    710,653,384    490,214,606    686,468,024
 Cash ................................................................         141,508         80,301         30,784         69,501
 Receivables:
  Investment securities sold .........................................       8,245,622             --             --             --
  Capital shares sold ................................................       8,088,779      1,106,262        976,195      1,024,838
  Interest ...........................................................      99,770,165     10,056,064      6,771,559     12,059,230
                                                                        -----------------------------------------------------------
      Total assets ...................................................   5,374,076,792    721,896,011    497,993,144    699,621,593
                                                                        -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................       6,087,983      1,479,673             --             --
  Capital shares redeemed ............................................       8,030,897        837,587        593,305        995,029
  Affiliates .........................................................       2,908,705        392,868        274,150        382,830
  Shareholders .......................................................       3,570,716        485,024        217,756        600,587
 Distributions to shareholders .......................................       6,087,617        741,420        515,798        857,416
 Other liabilities ...................................................         587,369         71,119         46,653         70,229
                                                                        -----------------------------------------------------------
      Total liabilities ..............................................      27,273,287      4,007,691      1,647,662      2,906,091
                                                                        -----------------------------------------------------------
       Net assets, at value ..........................................  $5,346,803,505   $717,888,320   $496,345,482   $696,715,502
                                                                        ===========================================================
Net assets consist of:
 Undistributed net investment income .................................  $   (6,499,273)  $   (328,233)  $    739,475   $   (239,665)
 Net unrealized appreciation (depreciation) ..........................     (99,220,924)    30,547,976     12,224,831     18,652,951
 Accumulated net realized loss .......................................    (142,039,049)    (3,423,506)    (5,009,464)    (5,934,900)
 Capital shares ......................................................   5,594,562,751    691,092,083    488,390,640    684,237,116
                                                                        -----------------------------------------------------------
       Net assets, at value ..........................................  $5,346,803,505   $717,888,320   $496,345,482   $696,715,502
                                                                        ===========================================================
CLASS A:
 Net assets, at value ................................................  $4,709,401,938   $654,708,975   $457,612,630   $649,602,926
                                                                        ===========================================================
 Shares outstanding ..................................................     448,658,179     55,968,893     40,085,974     64,160,367
                                                                        ===========================================================
 Net asset value per share(a) ........................................  $        10.50   $      11.70   $      11.42   $      10.12
                                                                        ===========================================================
 Maximum offering price per share (net asset value per share / 95.75%)  $        10.97   $      12.22   $      11.93   $      10.57
                                                                        ===========================================================
CLASS B:
 Net assets, at value ................................................  $  136,029,944   $  9,798,284             --   $  3,205,263
                                                                        ===========================================================
 Shares outstanding ..................................................      12,901,627        834,952             --        316,265
                                                                        ===========================================================
 Net asset value and maximum offering price per share(a) .............  $        10.54   $      11.74             --   $      10.13
                                                                        ===========================================================
CLASS C:
 Net assets, at value ................................................  $  501,371,623   $ 53,381,061   $ 38,732,852   $ 43,907,313
                                                                        ===========================================================
 Shares outstanding ..................................................      47,399,084      4,537,148      3,368,933      4,313,102
                                                                        ===========================================================
 Net asset value per share(a) ........................................  $        10.58   $      11.77   $      11.50   $      10.18
                                                                        ===========================================================
 Maximum offering price per share (net asset value per share / 99%) ..  $        10.69   $      11.89   $      11.62   $      10.28
                                                                        ===========================================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2001

                                                                                        FRANKLIN
                                                                                      PUERTO RICO
                                                                                        TAX-FREE
                                                                                      INCOME FUND
--------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ............................................................................  $ 204,718,631
                                                                                     =============
  Value ...........................................................................    213,465,560
 Cash .............................................................................         70,247
 Receivables:
  Capital shares sold .............................................................        193,905
  Interest ........................................................................      3,057,769
                                                                                     -------------
      Total assets ................................................................    216,787,481
                                                                                     -------------
Liabilities:
 Payables:
  Capital shares redeemed .........................................................        140,527
  Affiliates ......................................................................        130,942
  Shareholders ....................................................................        134,966
 Distributions to shareholders ....................................................        256,473
 Other liabilities ................................................................         33,618
                                                                                     -------------
      Total liabilities ...........................................................        696,526
                                                                                     -------------
       Net assets, at value .......................................................  $ 216,090,955
                                                                                     =============
Net assets consist of:
 Undistributed net investment income ..............................................  $      60,216
 Net unrealized appreciation ......................................................      8,746,929
 Accumulated net realized loss ....................................................       (185,913)
 Capital shares ...................................................................    207,469,723
                                                                                     -------------
      Net assets, at value ........................................................  $ 216,090,955
                                                                                     =============
CLASS A:
 Net assets, at value .............................................................  $ 205,677,557
                                                                                     =============
 Shares outstanding ...............................................................     17,801,539
                                                                                     =============
 Net asset value per share(a) .....................................................  $       11.55
                                                                                     =============
 Maximum offering price per share (net asset value per share / 95.75%) ............  $       12.06
                                                                                     =============
CLASS C:
 Net assets, at value .............................................................  $  10,413,398
                                                                                     =============
 Shares outstanding ...............................................................        899,566
                                                                                     =============
 Net asset value per share(a) .....................................................  $       11.58
                                                                                     =============
 Maximum offering price per share (net asset value per share / 99%) ...............  $       11.70
                                                                                     =============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                              FRANKLIN      FRANKLIN       FRANKLIN     FRANKLIN FEDERAL
                                                               ARIZONA      COLORADO      CONNECTICUT   INTERMEDIATE-TERM
                                                              TAX-FREE      TAX-FREE       TAX-FREE         TAX-FREE
                                                             INCOME FUND   INCOME FUND    INCOME FUND      INCOME FUND
                                                             ------------------------------------------------------------
Investment income:
 Interest .................................................  $47,300,712   $ 17,488,723   $14,374,425    $  9,232,638
                                                             ------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................    3,785,115      1,570,752     1,307,835         938,980
 Distribution fees (Note 3)
  Class A .................................................      723,575        264,744       211,080         163,142
  Class B .................................................       10,619             --            --              --
  Class C .................................................      147,402        140,812       155,729              --
 Transfer agent fees (Note 3) .............................      338,540        150,507       124,908          79,974
 Custodian fees ...........................................        7,580          2,825         2,299           1,584
 Reports to shareholders ..................................       49,688         24,983        20,506          12,347
 Registration and filing fees .............................       15,653          5,407         5,985          21,657
 Professional fees (Note 3) ...............................       27,734         14,682        10,150           9,903
 Trustees' fees and expenses ..............................        8,567          3,180         2,558           1,794
 Other ....................................................       36,650         18,445        14,001          19,421
                                                             ------------------------------------------------------------
     Total expenses .......................................    5,151,123      2,196,337     1,855,051       1,248,802
                                                             ------------------------------------------------------------
       Net investment income ..............................   42,149,589     15,292,386    12,519,374       7,983,836
                                                             ------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................    2,141,560       (549,675)      383,058        (438,186)
 Net unrealized appreciation on investments ...............   35,499,786     19,530,558    12,199,874       6,792,162
                                                             ------------------------------------------------------------
Net realized and unrealized gain ..........................   37,641,346     18,980,883    12,582,932       6,353,976
                                                             ------------------------------------------------------------
Net increase in net assets resulting from operations ......  $79,790,935   $ 34,273,269   $25,102,306    $ 14,337,812
                                                             ============================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                                FRANKLIN       FRANKLIN      FRANKLIN       FRANKLIN
                                                               HIGH YIELD     NEW JERSEY      OREGON      PENNSYLVANIA
                                                                TAX-FREE       TAX-FREE      TAX-FREE       TAX-FREE
                                                               INCOME FUND    INCOME FUND   INCOME FUND    INCOME FUND
                                                              --------------------------------------------------------
Investment income:
 Interest ..................................................  $ 359,826,795   $39,684,078  $ 27,838,967   $41,472,623
                                                              --------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................     25,016,712     3,287,976     2,390,932     3,325,321
 Distribution fees (Note 3)
  Class A ..................................................      4,450,702       596,868       428,437       620,897
  Class B ..................................................        745,195        20,035            --         9,078
  Class C ..................................................      3,337,739       304,137       228,597       266,582
 Transfer agent fees (Note 3) ..............................      3,213,489       391,230       233,589       441,804
 Custodian fees ............................................         54,687         6,435         5,079         6,722
 Reports to shareholders ...................................        447,076        59,978        38,845        69,933
 Registration and filing fees ..............................        144,040         9,090         3,966         6,731
 Professional fees (Note 3) ................................        179,773        18,114        16,119        18,387
 Trustees' fees and expenses ...............................         61,531         7,324         5,163         7,457
 Other .....................................................        250,296        27,210        12,999        29,313
                                                              --------------------------------------------------------
      Total expenses .......................................     37,901,240     4,728,397     3,363,726     4,802,225
                                                              --------------------------------------------------------
       Net investment income ...............................    321,925,555    34,955,681    24,475,241    36,670,398
                                                              --------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................    (71,138,043)      272,086    (1,303,082)       66,676
 Net unrealized appreciation on investments ................    120,040,463    41,499,539    27,260,451    38,865,119
                                                              --------------------------------------------------------
Net realized and unrealized gain ...........................     48,902,420    41,771,625    25,957,369    38,931,795
                                                              --------------------------------------------------------
Net increase in net assets resulting from operations .......  $ 370,827,975   $76,727,306  $ 50,432,610   $75,602,193
                                                              ========================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2001

                                                                      FRANKLIN
                                                                     PUERTO RICO
                                                                      TAX-FREE
                                                                     INCOME FUND
                                                                     ------------
Investment income:
 Interest .........................................................  $ 12,338,929
                                                                     ------------
Expenses:
 Management fees (Note 3) .........................................     1,164,394
 Distribution fees (Note 3)
  Class A .........................................................       190,958
  Class C .........................................................        54,036
 Transfer agent fees (Note 3) .....................................       155,527
 Custodian fees ...................................................         2,205
 Reports to shareholders ..........................................        25,820
 Registration and filing fees .....................................        24,494
 Professional fees (Note 3) .......................................        10,058
 Trustees' fees and expenses ......................................         2,272
 Other ............................................................        10,259
                                                                     ------------
     Total expenses ...............................................     1,640,023
                                                                     ------------
       Net investment income                                           10,698,906
                                                                     ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ...............................      (139,675)
 Net unrealized appreciation on investments .......................    11,162,877
                                                                     ------------
Net realized and unrealized gain ..................................    11,023,202
                                                                     ------------
Net increase in net assets resulting from operations ..............  $ 21,722,108
                                                                     ============

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                FRANKLIN ARIZONA            FRANKLIN COLORADO
                                                                              TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                          ----------------------------------------------------------
                                                                              2001            2000           2001         2000
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................  $ 42,149,589   $ 44,840,713   $ 15,292,386   $ 15,827,272
  Net realized gain (loss) from investments ............................     2,141,560     (3,418,024)      (549,675)    (3,552,435)
  Net unrealized appreciation (depreciation) on investments ............    35,499,786    (77,707,910)    19,530,558    (26,930,378)
                                                                          ----------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations...    79,790,935    (36,285,221)    34,273,269    (14,655,541)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................   (40,704,612)   (43,752,099)   (14,150,483)   (14,971,546)
   Class B .............................................................       (75,641)          (281)            --             --
   Class C .............................................................    (1,089,106)    (1,159,147)    (1,019,905)    (1,009,264)
  Net realized gains:
   Class A .............................................................            --     (2,664,446)            --       (298,232)
   Class C .............................................................            --        (79,924)            --        (21,969)
                                                                          ----------------------------------------------------------
 Total distributions to shareholders ...................................   (41,869,359)   (47,655,897)   (15,170,388)   (16,301,011)
 Capital share transactions: (Note 2)
   Class A .............................................................   (15,462,902)   (23,235,695)     2,940,996     (8,021,689)
   Class B .............................................................     3,456,679        175,000             --             --
   Class C .............................................................        57,358      1,231,605      1,447,188        825,521
                                                                          ----------------------------------------------------------
 Total capital share transactions ......................................   (11,948,865)   (21,829,090)     4,388,184     (7,196,168)
      Net increase (decrease) in net assets ............................    25,972,711    105,770,208)    23,491,065    (38,152,720)
Net assets:
 Beginning of year .....................................................   779,120,678    884,890,886    285,127,345    323,280,065
                                                                          ----------------------------------------------------------
 End of year ...........................................................  $805,093,389   $779,120,678   $308,618,410   $285,127,345
                                                                          ==========================================================
Undistributed net investment income included in net assets:
 End of year ...........................................................  $   (504,833)  $   (785,063)  $    (38,322)  $   (160,320)
                                                                          ==========================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                                                  FRANKLIN
                                                                             FRANKLIN CONNECTICUT         FEDERAL INTERMEDIATE-TERM
                                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                          ----------------------------------------------------------
                                                                             2001            2000            2001           2000
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................  $ 12,519,374   $ 13,546,970   $  7,983,836   $  8,788,841
  Net realized gain (loss) from investments ............................       383,058     (3,264,467)      (438,186)    (1,329,609)
  Net unrealized appreciation (depreciation) on investments ............    12,199,874    (26,223,575)     6,792,162    (12,117,956)
                                                                          ----------------------------------------------------------
       Net increase (decrease) in net assets resulting from operations..    25,102,306    (15,941,072)    14,337,812     (4,658,724)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................   (11,258,813)   (12,310,990)    (7,870,607)    (8,686,728)
   Class C .............................................................    (1,152,694)    (1,216,102)            --             --
                                                                          ----------------------------------------------------------
 Total distributions to shareholders ...................................   (12,411,507)   (13,527,092)    (7,870,607)    (8,686,728)
 Capital share transactions: (Note 2)
   Class A .............................................................     9,686,300    (10,761,404)   (12,924,037)   (11,345,713)
   Class C .............................................................       970,047      4,523,167             --             --
                                                                          ----------------------------------------------------------
 Total capital share transactions ......................................    10,656,347     (6,238,237)   (12,924,037)   (11,345,713)
      Net increase (decrease) in net assets ............................    23,347,146    (35,706,401)    (6,456,832)   (24,691,165)
Net assets:
 Beginning of year .....................................................   232,752,644    268,459,045    170,907,203    195,598,368
                                                                          ----------------------------------------------------------
 End of year ...........................................................  $256,099,790   $232,752,644   $164,450,371   $170,907,203
                                                                          ==========================================================
Undistributed net investment income included in net assets:
 End of year ...........................................................  $    (22,841)  $   (130,708)  $    282,177   $    168,948
                                                                          ==========================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                      FRANKLIN HIGH YIELD                  FRANKLIN NEW JERSEY
                                                                     TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                              ---------------------------------        ----------------------------
                                                                    2001             2000                   2001           2000
                                                              ---------------------------------        ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................  $  321,925,555   $  369,858,131          $ 34,955,681   $ 37,249,154
  Net realized gain (loss) from investments ................     (71,138,043)     (70,898,507)              272,086     (3,695,592)
  Net unrealized appreciation (depreciation)
    on investments .........................................     120,040,463     (549,458,729)           41,499,539    (57,381,137)
                                                              --------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                          370,827,975     (250,499,105)           76,727,306    (23,827,575)
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................    (289,442,771)    (335,469,425)          (32,594,666)   (35,300,195)
   Class B .................................................      (6,065,522)      (3,415,563)             (137,932)          (165)
   Class C .................................................     (27,230,848)     (32,885,269)           (2,208,455)    (2,366,603)
  Net realized gains:
   Class A .................................................              --       (1,468,995)                   --       (187,767)
   Class B .................................................              --          (13,236)                   --             --
   Class C .................................................              --         (159,594)                   --        (14,238)
                                                              --------------------------------------------------------------------
 Total distributions to shareholders .......................    (322,739,141)    (373,412,082)          (34,941,053)   (37,868,968)
 Capital share transactions: (Note 2)
   Class A .................................................    (350,070,405)    (414,585,880)           (1,354,828)    (7,054,102)
   Class B .................................................      42,948,087       83,389,918             9,366,853        225,225
   Class C .................................................     (44,516,122)     (30,205,413)            4,053,430      2,028,843
                                                              --------------------------------------------------------------------
 Total capital share transactions ..........................    (351,638,440)    (361,401,375)           12,065,455     (4,800,034)
      Net increase (decrease) in net assets ................    (303,549,606)    (985,312,562)           53,851,708    (66,496,577)
Net assets:
 Beginning of year .........................................   5,650,353,111    6,635,665,673           664,036,612    730,533,189
                                                              ---------------------------------------------------------------------
 End of year ...............................................  $5,346,803,505   $5,650,353,111          $717,888,320   $664,036,612
                                                              =====================================================================
Undistributed net investment income included in net assets:
 End of year ...............................................  $   (6,499,273)  $   (5,457,191)         $   (328,233)  $   (342,861)
                                                              =====================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                FRANKLIN OREGON               FRANKLIN PENNSYLVANIA
                                                                              TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                         -----------------------------------------------------------
                                                                              2001            2000            2001            2000
                                                                         -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................  $ 24,475,241   $ 25,741,910   $ 36,670,398   $  39,617,513
  Net realized gain (loss) from investments ...........................    (1,303,082)    (3,602,485)        66,676      (6,001,576)
  Net unrealized appreciation (depreciation) on investments ...........    27,260,451    (42,421,295)    38,865,119     (67,094,411)
                                                                         -----------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations..    50,432,610    (20,281,870)    75,602,193     (33,478,474)
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................................   (22,797,605)   (24,122,463)   (34,044,664)    (37,545,254)
   Class B ............................................................            --             --        (64,843)           (155)
   Class C ............................................................    (1,632,699)    (1,617,439)    (1,957,944)     (2,082,824)
  Net realized gains:
   Class A ............................................................            --             --             --         (14,421)
   Class C ............................................................            --             --             --            (865)
                                                                         -----------------------------------------------------------
 Total distributions to shareholders ..................................   (24,430,304)   (25,739,902)   (36,067,451)    (39,643,519)
 Capital share transactions: (Note 2)
   Class A ............................................................       881,831     (8,214,243)   (26,482,682)    (51,118,450)
   Class B ............................................................            --             --      2,954,263         185,598
   Class C ............................................................     2,715,432      4,355,248        545,902       3,358,574
                                                                         -----------------------------------------------------------
 Total capital share transactions .....................................     3,597,263     (3,858,995)   (22,982,517)    (47,574,278)
      Net increase (decrease) in net assets ...........................    29,599,569    (49,880,767)    16,552,225    (120,696,271)
Net assets:
 Beginning of year ....................................................   466,745,913    516,626,680    680,163,277     800,859,548
                                                                         -----------------------------------------------------------
 End of year ..........................................................  $496,345,482   $466,745,913   $696,715,502   $ 680,163,277
                                                                         ===========================================================
Undistributed net investment income included in net assets:
 End of year ..........................................................  $    739,475   $    694,538   $   (239,665)  $    (842,612)
                                                                        ===========================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                                                                     FRANKLIN PUERTO RICO
                                                                                     TAX-FREE INCOME FUND
                                                                                -------------------------------
                                                                                    2001              2000
                                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................   $  10,698,906   $  11,155,310
  Net realized loss from investments ........................................        (139,675)        (46,238)
  Net unrealized appreciation (depreciation) on investments .................      11,162,877     (17,629,792)
                                                                                -------------------------------
      Net increase (decrease) in net assets resulting from operations........      21,722,108      (6,520,720)
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................................     (10,287,781)    (10,605,773)
   Class C ..................................................................        (385,812)       (352,376)
  Net realized gains:
   Class A ..................................................................              --        (290,247)
   Class C ..................................................................              --         (10,841)
                                                                                -------------------------------
 Total distributions to shareholders ........................................     (10,673,593)    (11,259,237)
 Capital share transactions: (Note 2)
   Class A ..................................................................         (83,932)     (6,472,518)
   Class C ..................................................................       2,699,093         876,544
                                                                                -------------------------------
 Total capital share transactions ...........................................       2,615,161      (5,595,974)
      Net increase (decrease) in net assets .................................      13,663,676     (23,375,931)
Net assets:
 Beginning of year ..........................................................     202,427,279     225,803,210
                                                                                -------------------------------
 End of year ................................................................   $ 216,090,955   $ 202,427,279
                                                                                ===============================
Undistributed net investment income included in net assets:
 End of year ................................................................   $      60,216   $      34,903
                                                                                ===============================

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Funds.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. AUDIT GUIDE (CONT.)

The Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of their investments as listed below.

                                                         ESTIMATED COST INCREASE
--------------------------------------------------------------------------------
Franklin Arizona Tax-Free Income Fund                           $ 190,525
Franklin Colorado Tax-Free Income Fund                             31,925
Franklin Connecticut Tax-Free Income Fund                          22,680
Franklin Federal Intermediate-Term Tax-Free Income Fund           278,903
Franklin High Yield Tax-Free Income Fund                        1,204,463
Franklin New Jersey Tax-Free Income Fund                           70,066
Franklin Oregon Tax-Free Income Fund                              102,855
Franklin Pennsylvania Tax-Free Income Fund                        132,006
Franklin Puerto Rico Tax-Free Income Fund                          47,224

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                      CLASS A & Class C                          Class A, Class B & Class C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Federal Intermediate-Term Tax-Free  Franklin Colorado Tax-Free Income Fund     Franklin Arizona Tax-Free Income Fund
  Income Fund                                Franklin Connecticut Tax-Free Income Fund  Franklin High Yield Tax-Free Income Fund
                                             Franklin Oregon Tax-Free Income Fund       Franklin New Jersey Tax-Free Income Fund
                                             Franklin Puerto Rico Tax-Free Income Fund  Franklin Pennsylvania Tax-Free Income Fund

At February 28, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                       FRANKLIN ARIZONA            FRANKLIN COLORADO
                                                     TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                 ---------------------------------------------------------
                                                    SHARES          AMOUNT       SHARES         AMOUNT
                                                 ---------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..................................    7,527,201   $  80,032,483    3,183,683   $ 35,970,814
 Shares issued in reinvestment of distributions    1,614,808      17,126,150      596,990      6,727,179
 Shares redeemed ..............................  (10,658,130)   (112,621,535)  (3,542,366)   (39,756,997)
                                                 ---------------------------------------------------------
 Net increase (decrease) ......................   (1,516,121)  $ (15,462,902)     238,307   $  2,940,996
                                                 =========================================================
Year ended February 29, 2000
 Shares sold ..................................   11,257,100   $ 122,221,296    3,456,328   $ 39,518,546
 Shares issued in reinvestment of distributions    1,770,923      19,158,086      659,447      7,531,347
 Shares redeemed ..............................  (15,367,639)   (164,615,077)  (4,862,223)   (55,071,582)
                                                 ---------------------------------------------------------
 Net decrease .................................   (2,339,616)  $ (23,235,695)    (746,448)  $ (8,021,689)
                                                 =========================================================
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..................................      328,027   $   3,503,258
 Shares issued in reinvestment of distributions        3,775          40,593
 Shares redeemed ..............................       (8,127)        (87,172)
                                                 ----------------------------
 Net increase .................................      323,675   $   3,456,679
                                                 ============================
Year ended February 29, 2000(a)
 Shares sold ..................................       17,024   $     175,000
                                                 ----------------------------
 Net increase .................................       17,024   $     175,000
                                                 ============================

                                                   FRANKLIN CONNECTICUT
                                                   TAX-FREE INCOME FUND
                                                 --------------------------
                                                   SHARES        AMOUNT
                                                 --------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..................................   3,824,889   $ 39,918,414
 Shares issued in reinvestment of distributions     505,968      5,249,018
 Shares redeemed ..............................  (3,436,555)   (35,481,132)
                                                 --------------------------
 Net increase (decrease) ......................     894,302   $  9,686,300
                                                 ==========================
Year ended February 29, 2000
 Shares sold ..................................   3,529,444   $ 37,826,779
 Shares issued in reinvestment of distributions     555,135      5,915,822
 Shares redeemed ..............................  (5,185,098)   (54,504,005)
                                                 --------------------------
 Net decrease .................................  (1,100,519)  $(10,761,404)
                                                 ==========================
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..................................
 Shares issued in reinvestment of distributions
 Shares redeemed ..............................

 Net increase .................................

Year ended February 29, 2000(a)
 Shares sold ..................................

 Net increase .................................


FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                       FRANKLIN ARIZONA               FRANKLIN COLORADO
                                                     TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                  -----------------------------------------------------------------
                                                     SHARES        AMOUNT           SHARES          AMOUNT
                                                  -----------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..................................      405,387   $   4,347,395        378,118   $     4,263,403
 Shares issued in reinvestment of distributions       57,573         615,004         65,954           747,526
 Shares redeemed ..............................     (460,128)     (4,905,041)      (316,347)       (3,563,741)
                                                  -----------------------------------------------------------------
 Net increase .................................        2,832   $      57,358        127,725   $     1,447,188
                                                  =================================================================
Year ended February 29, 2000
 Shares sold ..................................      797,807   $   8,762,481        755,856   $     8,701,764
 Shares issued in reinvestment of distributions       68,432         744,813         64,059           734,922
 Shares redeemed ..............................     (767,300)     (8,275,689)      (752,058)       (8,611,165)
                                                  -----------------------------------------------------------------
 Net increase .................................       98,939   $   1,231,605         67,857   $       825,521
                                                  =================================================================

                                                    FRANKLIN CONNECTICUT
                                                    TAX-FREE INCOME FUND
                                                  -------------------------
                                                    SHARES        AMOUNT
                                                  -------------------------
CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..................................    696,495   $   7,332,104
 Shares issued in reinvestment of distributions     72,733         757,040
 Shares redeemed ..............................   (689,526)     (7,119,097)
                                                  -------------------------
 Net increase .................................     79,702   $     970,047
                                                  =========================
Year ended February 29, 2000
 Shares sold ..................................    869,808   $   9,464,940
 Shares issued in reinvestment of distributions     76,342         813,102
 Shares redeemed ..............................   (543,743)     (5,754,875)
                                                  -------------------------
 Net increase .................................    402,407   $   4,523,167
                                                  =========================

                                                           FRANKLIN
                                                    FEDERAL INTERMEDIATE-TERM      FRANKLIN HIGH YIELD
                                                       TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                  --------------------------------------------------------------
                                                     SHARES        AMOUNT         SHARES           AMOUNT
                                                  --------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..................................    5,966,287   $  64,048,461     46,343,985   $   485,372,175
 Shares issued in reinvestment of distributions      488,178       5,227,269     11,997,770       125,547,131
 Shares redeemed ..............................   (7,666,285)    (82,199,767)   (91,809,307)     (960,989,711)
                                                  --------------------------------------------------------------
 Net decrease .................................   (1,211,820)  $ (12,924,037)   (33,467,552)  $  (350,070,405)
                                                  ==============================================================
Year ended February 29, 2000
 Shares sold ..................................   13,550,371   $ 147,891,639     85,317,678   $   937,163,857
 Shares issued in reinvestment of distributions      515,841       5,612,481     13,414,032       147,114,366
 Shares redeemed ..............................  (15,135,397)   (164,849,833)  (137,782,074)   (1,498,864,103)
                                                  --------------------------------------------------------------
 Net decrease .................................   (1,069,185)  $ (11,345,713)   (39,050,364)  $  (414,585,880)
                                                  ==============================================================
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..................................                                   5,098,135   $    53,586,334
 Shares issued in reinvestment of distributions                                     319,738         3,360,493
 Shares redeemed ..............................                                  (1,330,823)      (13,998,740)
                                                                               ---------------------------------
 Net increase .................................                                   4,087,050   $    42,948,087
                                                                               =================================
Year ended February 29, 2000a
 Shares sold ..................................                                   8,062,353   $    89,725,422
 Shares issued in reinvestment of distributions                                     181,651         1,971,720
 Shares redeemed ..............................                                    (774,083)       (8,307,224)
                                                                               ---------------------------------
 Net increase .................................                                   7,469,921   $    83,389,918
                                                                               =================================
CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..................................                                   5,760,257   $    60,685,209
 Shares issued in reinvestment of distributions                                   1,474,200        15,542,377
 Shares redeemed ..............................                                 (11,454,406)     (120,743,708)
                                                                               ---------------------------------
 Net increase (decrease) ......................                                  (4,219,949)  $   (44,516,122)
                                                                               =================================
Year ended February 29, 2000
 Shares sold ..................................                                  11,750,601   $   130,944,907
 Shares issued in reinvestment of distributions                                   1,755,095        19,375,030
 Shares redeemed ..............................                                 (16,533,226)     (180,525,350)
                                                                               ---------------------------------
 Net increase (decrease) ......................                                  (3,027,530)  $   (30,205,413)
                                                                               =================================


                                                     FRANKLIN NEW JERSEY
                                                     TAX-FREE INCOME FUND
                                                  ----------------------------
                                                     SHARES         AMOUNT
                                                  ----------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..................................     6,412,289   $  73,019,081
 Shares issued in reinvestment of distributions     1,488,583      16,862,770
 Shares redeemed ..............................    (8,104,008)    (91,236,679)
                                                  ----------------------------
 Net decrease .................................      (203,136)  $  (1,354,828)
                                                  ============================
Year ended February 29, 2000
 Shares sold ..................................     9,654,038   $ 111,062,207
 Shares issued in reinvestment of distributions     1,630,713      18,621,021
 Shares redeemed ..............................   (12,099,348)   (136,737,330)
                                                  ----------------------------
 Net decrease .................................      (814,597)  $  (7,054,102)
                                                  ============================
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..................................       835,287   $   9,604,966
 Shares issued in reinvestment of distributions         7,447          85,859
 Shares redeemed ..............................       (28,354)       (323,972)
                                                  ----------------------------
 Net increase .................................       814,380   $   9,366,853
                                                  ============================
Year ended February 29, 2000a
 Shares sold ..................................        20,571   $     225,218
 Shares issued in reinvestment of distributions             1               7
 Shares redeemed ..............................            --              --
                                                  ----------------------------
 Net increase .................................        20,572   $     225,225
                                                  ============================
CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..................................     1,152,704   $  13,232,538
 Shares issued in reinvestment of distributions       113,593       1,294,434
 Shares redeemed ..............................      (928,034)    (10,473,542)
                                                  ----------------------------
 Net increase (decrease) ......................       338,263   $   4,053,430
                                                  ============================
Year ended February 29, 2000
 Shares sold ..................................     1,206,125   $  14,059,852
 Shares issued in reinvestment of distributions       129,277       1,484,321
 Shares redeemed ..............................    (1,187,374)    (13,515,330)
                                                  ----------------------------
 Net increase (decrease) ......................       148,028   $   2,028,843
                                                  ============================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                     FRANKLIN OREGON            FRANKLIN PENNSYLVANIA
                                                   TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                 ----------------------------------------------------------
                                                   SHARES         AMOUNT        SHARES         AMOUNT
                                                 ----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..................................   4,320,605   $ 48,148,831     5,253,762   $  52,030,371
 Shares issued in reinvestment of distributions   1,134,129     12,625,252     1,583,237      15,606,091
 Shares redeemed ..............................  (5,409,392)   (59,892,252)   (9,560,492)    (94,119,144)
                                                 ----------------------------------------------------------
 Net increase (decrease) ......................      45,342   $    881,831    (2,723,493)  $ (26,482,682)
                                                 ==========================================================
Year ended February 29, 2000
 Shares sold ..................................   6,082,973   $ 69,151,116     6,838,916   $  68,566,297
 Shares issued in reinvestment of distributions   1,182,347     13,300,843     1,714,412      17,129,492
 Shares redeemed ..............................  (8,110,162)   (90,666,202)  (13,786,840)   (136,814,239)
                                                 ----------------------------------------------------------
 Net decrease .................................    (844,842)  $ (8,214,243)   (5,233,512)  $ (51,118,450)
                                                 ==========================================================
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..................................                                  301,859   $   3,005,049
 Shares issued in reinvestment of distributions                                    4,158          41,367
 Shares redeemed ..............................                                   (9,227)        (92,153)
                                                                             ----------------------------
 Net increase .................................                                  296,790   $   2,954,263
                                                                             ============================
Year ended February 29, 2000(a)
 Shares sold ..................................                                   19,470   $     185,551
 Shares issued in reinvestment of distributions                                        5              47
                                                                             ----------------------------
 Net increase .................................                                   19,475   $     185,598
                                                                             ============================
CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..................................     783,513   $  8,795,992       727,229   $   7,233,031
 Shares issued in reinvestment of distributions      93,188      1,044,764       124,551       1,234,633
 Shares redeemed ..............................    (639,452)    (7,125,324)     (804,898)     (7,921,762)
                                                 ----------------------------------------------------------
 Net increase .................................     237,249   $  2,715,432        46,882   $     545,902
                                                 ==========================================================
Year ended February 29, 2000
 Shares sold ..................................   1,237,046   $ 14,171,345     1,305,248   $  13,246,322
 Shares issued in reinvestment of distributions      96,276      1,089,423       130,878       1,311,924
 Shares redeemed ..............................    (970,476)   (10,905,520)   (1,133,809)    (11,199,672)
                                                 ----------------------------------------------------------
 Net increase .................................     362,846   $  4,355,248       302,317   $   3,358,574
                                                 ==========================================================

                                                   FRANKLIN PUERTO RICO
                                                   TAX-FREE INCOME FUND
                                                 --------------------------
                                                   SHARES        AMOUNT
                                                 --------------------------
CLASS A SHARES:
Year ended February 28, 2001
 Shares sold ..................................   1,369,813   $ 15,488,426
 Shares issued in reinvestment of distributions     450,519      5,075,650
 Shares redeemed ..............................  (1,837,352)   (20,648,008)
                                                 --------------------------
 Net increase (decrease) ......................     (17,020)  $    (83,932)
                                                 ==========================
Year ended February 29, 2000
 Shares sold ..................................   1,807,686   $ 20,744,664
 Shares issued in reinvestment of distributions     471,059      5,369,602
 Shares redeemed ..............................  (2,875,096)   (32,586,784)
                                                 --------------------------
 Net decrease .................................    (596,351)  $ (6,472,518)
                                                 ==========================
CLASS B SHARES:
Year ended February 28, 2001
 Shares sold ..................................
 Shares issued in reinvestment of distributions
 Shares redeemed ..............................

 Net increase .................................

Year ended February 29, 2000(a)
 Shares sold ..................................
 Shares issued in reinvestment of distributions

 Net increase .................................

CLASS C SHARES:
Year ended February 28, 2001
 Shares sold ..................................     342,715   $  3,893,122
 Shares issued in reinvestment of distributions      16,247        183,564
 Shares redeemed ..............................    (122,115)    (1,377,593)
                                                 --------------------------
 Net increase .................................     236,847   $  2,699,093
                                                 ==========================
Year ended February 29, 2000
 Shares sold ..................................     342,986   $  3,943,210
 Shares issued in reinvestment of distributions      16,343        186,749
 Shares redeemed ..............................    (289,333)    (3,253,415)
                                                 --------------------------
 Net increase .................................      69,996   $    876,544
                                                 ==========================

(a) For the period February 1, 2000 (effective date) to February 29, 2000 for the Franklin Arizona Tax-Free Income Fund, the Franklin New Jersey Tax-Free Income Fund, and the Franklin Pennsylvania Tax-Free Income Fund.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

--------------------------------------------------------------------------------
     ANNUALIZED
      FEE RATE         MONTH-END NET ASSETS
--------------------------------------------------------------------------------
       .625%           First $100 million
       .500%           Over $100 million, up to and including $250 million
       .450%           In excess of $250 million


FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                                    FRANKLIN
                                           FRANKLIN           FRANKLIN           FRANKLIN            FEDERAL           FRANKLIN
                                            ARIZONA           COLORADO          CONNECTICUT       INTERMEDIATE-       HIGH YIELD
                                           TAX-FREE           TAX-FREE           TAX-FREE         TERM TAX-FREE        TAX-FREE
                                          INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                          ----------------------------------------------------------------------------------------
Net commissions paid ...................   $176,576             $48,711           $64,518            $122,100         $2,371,162
Contingent deferred sales charges ......   $ 14,182             $ 8,708           $22,265            $ 59,234         $  600,719

                                                              FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                             NEW JERSEY           OREGON          PENNSYLVANIA        PUERTO RICO
                                                              TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                             INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                             --------------------------------------------------------------------
Net commissions paid ......................................   $397,903             $51,482           $148,313            $11,171
Contingent deferred sales charges .........................   $ 36,409             $26,226           $ 12,462            $ 1,905

The Funds paid transfer agent fees of $5,129,568, of which $3,741,709 was paid to Investor Services.

Included in professional fees are legal fees of $63,845 that were paid to a law firm in which a partner was an officer of the Funds.

4. INCOME TAXES

At February 28, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                   FRANKLIN
                                         FRANKLIN           FRANKLIN           FRANKLIN            FEDERAL           FRANKLIN
                                          ARIZONA           COLORADO          CONNECTICUT        INTERMEDIATE-       HIGH YIELD
                                         TAX-FREE           TAX-FREE           TAX-FREE          TERM TAX-FREE        TAX-FREE
                                        INCOME FUND        INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND
                                        ----------------------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 .................................  $       --         $       --         $3,162,502          $       --       $         --
2004 .................................          --                 --             46,957             920,152                 --
2005 .................................          --                 --            322,502              99,478                 --
2006 .................................          --                 --                 --              95,778                 --
2008 .................................   1,097,681          2,578,710          2,457,013             314,284         37,171,664
2009 .................................          --          1,524,288            427,481           1,207,419         73,985,675
                                        ----------------------------------------------------------------------------------------
                                        $1,097,681         $4,102,998         $6,416,455          $2,637,111       $111,157,339
                                        ========================================================================================

                                                           FRANKLIN           FRANKLIN            FRANKLIN           FRANKLIN
                                                          NEW JERSEY           OREGON           PENNSYLVANIA        PUERTO RICO
                                                           TAX-FREE           TAX-FREE            TAX-FREE           TAX-FREE
                                                          INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND
                                                          ---------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 ...................................................  $       --          $   36,444         $       --           $     --
2004 ...................................................          --                  --                 --                 --
2005 ...................................................          --              67,453                 --                 --
2006 ...................................................          --                  --                 --                 --
2008 ...................................................   2,913,302           2,380,039          2,254,355             12,800
2009 ...................................................     510,204             966,007          3,680,545            101,489
                                                          ---------------------------------------------------------------------
                                                          $3,423,506          $3,449,943         $5,934,900           $114,289
                                                          ======================================================================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONT.)

At February 28, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending February 28, 2002.

                        FRANKLIN FEDERAL
  FRANKLIN ARIZONA      INTERMEDIATE-TERM    FRANKLIN HIGH YIELD     FRANKLIN OREGON    FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND  TAX-FREE INCOME FUND  TAX-FREE INCOME FUND  TAX-FREE INCOME FUND  TAX-FREE INCOME FUND
------------------------------------------------------------------------------------------------------------
      $178,783              $223,405             $29,763,345           $1,559,521              $71,624

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond workout costs.

At February 28, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                    FRANKLIN
                                                      FRANKLIN        FRANKLIN      FRANKLIN         FEDERAL         FRANKLIN
                                                       ARIZONA        COLORADO     CONNECTICUT    INTERMEDIATE-     HIGH YIELD
                                                      TAX-FREE        TAX-FREE      TAX-FREE      TERM TAX-FREE      TAX-FREE
                                                     INCOME FUND     INCOME FUND   INCOME FUND     INCOME FUND      INCOME FUND
                                                     -------------------------------------------------------------------------------
Investments at cost ...............................  $783,030,221   $297,059,544   $251,650,153    $161,210,195   $5,358,170,007
                                                     ===============================================================================
Unrealized appreciation ...........................  $ 30,627,839   $ 13,713,370   $  9,474,632    $  5,135,839   $  259,613,270
Unrealized depreciation ...........................   (23,028,347)    (2,839,281)    (8,300,532)     (3,313,096)    (359,952,559)
                                                     -------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........  $  7,599,492   $ 10,874,089   $  1,174,100    $  1,822,743   $ (100,339,289)
                                                     ===============================================================================

                                                                      FRANKLIN      FRANKLIN        FRANKLIN         FRANKLIN
                                                                     NEW JERSEY      OREGON       PENNSYLVANIA      PUERTO RICO
                                                                      TAX-FREE      TAX-FREE        TAX-FREE         TAX-FREE
                                                                     INCOME FUND   INCOME FUND     INCOME FUND      INCOME FUND
                                                                    ----------------------------------------------------------------
Investments at cost ..............................................  $680,105,408   $477,989,775   $667,815,073      $204,718,631
                                                                    ================================================================
Unrealized appreciation ..........................................  $ 33,662,122   $ 15,660,540   $ 30,089,159      $ 10,624,413
Unrealized depreciation ..........................................    (3,114,146)    (3,435,709)   (11,436,208)       (1,877,484)
                                                                    ----------------------------------------------------------------
Net unrealized appreciation ......................................  $ 30,547,976   $ 12,224,831   $ 18,652,951       $ 8,746,929
                                                                    ================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2001 were as follows:

                                                                                                FRANKLIN
                               FRANKLIN              FRANKLIN             FRANKLIN               FEDERAL             FRANKLIN
                                ARIZONA              COLORADO            CONNECTICUT          INTERMEDIATE-         HIGH YIELD
                               TAX-FREE              TAX-FREE             TAX-FREE            TERM TAX-FREE          TAX-FREE
                              INCOME FUND           INCOME FUND          INCOME FUND           INCOME FUND         INCOME FUND
                              ----------------------------------------------------------------------------------------------------
Purchases ..................  $188,387,084          $149,644,248         $29,148,879           $14,150,717       $  598,684,334
Sales ......................  $209,847,020          $144,017,613         $23,386,875           $31,047,862       $1,024,198,359

                                                     FRANKLIN             FRANKLIN              FRANKLIN             FRANKLIN
                                                    NEW JERSEY             OREGON             PENNSYLVANIA          PUERTO RICO
                                                     TAX-FREE             TAX-FREE              TAX-FREE             TAX-FREE
                                                    INCOME FUND          INCOME FUND           INCOME FUND          INCOME FUND
                                                    ------------------------------------------------------------------------------
Purchases ........................................  $133,945,802         $75,675,362           $51,070,636          $87,642,771
Sales ............................................  $134,495,079         $77,448,638           $79,564,383          $86,609,544

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 40.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 2001, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $868,913 and $71,422,474 representing .53% and 1.34%, respectively, of the Fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

7. SUBSEQUENT EVENT

On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 6,843,792 Class A shares of the Franklin Arizona Tax-Free Income Fund (valued at $10.85) for the net assets of the Franklin Arizona Insured Tax-Free Income Fund which aggregated $74,255,143, including $3,467,723 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Arizona Tax-Free Income Fund immediately after the merger were $880,243,633.

FRANKLIN TAX-FREE TRUST

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 28, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 4, 2001

FRANKLIN TAX-FREE TRUST

TAX DESIGNATION

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2001.

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